UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code: 617-578-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 5.38%, 5.05%, and 5.24%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 4.50%.

MARKET ENVIRONMENT / CONDITIONS

International equity markets were in positive territory over 2016 but were surpassed by North American markets, notably Canada which narrowly outstripped the U.S. to be the strongest of the larger equity markets over 2016. Emerging Markets were particularly strong though country returns were mixed. Stronger markets included those of Latin America, for example Brazil, which rebounded significantly over the year. The Russian market also fared better as commodity markets recovered and steps to lower oil production were agreed upon. The negative Emerging Markets over the year included Mexico, Turkey, and China’s Shanghai composite. Mexico finds itself in the unenviable position of being the main target of President-Elect Trump’s intentions to reduce the extent of off-shoring. News of his election weakened the peso considerably relative to an already strong U.S. dollar. In Turkey, political turmoil is making investors cautious. The Erdogan regime continues to exert pressure on its opposition, is embroiled in the Syrian War, and the country has fallen prey to several vicious terror attacks.

China is a significant market for the Portfolio. The weak Chinese market largely reflects concerns about the strength of that economy, most notably its financial system where signs of stress have been apparent. To some extent, this pattern reflects the normal maturation of a growing economy but the continuing transition to a freer capital market will not be painless (the Renminbi joined the International Monetary Fund’s Special Drawing Rights regime during the year) and questionable lending practices abound. The stocks that the Portfolio holds in China are largely focused on technology and individual consumption with none under significant state control or directly exposed to the Financials sector.

Developed markets beyond North America were weaker (though mainly positive) than those of the Emerging regions, though it is perhaps surprising that the main U.K. reference index, the Financial Times Stock Exchange 100 (the “FTSE 100”), was not weaker, given the vote to leave the European Union (“Brexit”). The worst performing market was Italy where a collapsing bank and a failed referendum to amend the constitution weighed on sentiment. European growth remains muted overall and Italy, along with the other ‘periphery’ countries, is struggling to generate growth and jobs. With regard to the U.K. Brexit vote, the most significant effect to date has been on the value of sterling which has depreciated significantly relative to the U.S. dollar. As the U.K. market is significantly exposed to overseas earnings and within that, dollar earners, the strength of the FTSE 100 in the wake of the vote cannot be interpreted as unalloyed market approval of the vote outcome, which was unexpected. Leaving the European Union is not a quick divorce and the terms that the U.K. will leave on, particularly with regard to remaining a member of the unified trade zone, the European Single Market, remain unknown.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is constructed by means of selecting individual stocks rather than making decisions based on economic factors and the results of that stock selection dominated returns through the year, with asset allocation and currency impacts a residual effect. The Portfolio outperformed its benchmark index over the year, perhaps a pleasant surprise given that the backdrop included such unexpected (at least according to bookmakers and pollsters) events as the U.K. Brexit vote and a Trump victory in the U.S. election.

Expectations, politics and markets rarely marry to produce the ‘predictable’ outcome and the extent to which markets rallied strongly in the immediate wake of Donald Trump’s election was a surprise which extended beyond the U.S to an extent. In anticipation of U.S. fiscal stimulus and less harsh regulation, the rally favored cyclical and financial stocks, a ‘value’ rally, and it is worth bearing in mind that the Portfolio favors growth stocks and will tend to underperform such rallies. Consequently, the last quarter of 2016 was particularly challenging for the Portfolio’s performance, though the overall result for the year outperformed the benchmark.

Emerging market stock selection was the standout regional contributor, with U.K. and European stock selection also contributing strongly. Whilst stock selection within Developed Asia detracted from performance, there were no individual stocks in the region that detracted significantly. At the sector level, Technology Hardware & Equipment and Semiconductors dominated the positive stock contributors, with Energy and Materials reducing the positive outperformance number. It is worth noting that the Energy and Materials stock selection contribution was minimal, but the oil price doubling between the middle of February and year end, from a $26 low to finish above $53, had an ‘allocation’ impact on performance, given the Portfolio’s underweight position to Energy. As bottom up stockpickers, we invest in stocks on their specific merits and this can lead us to have significant under-and over-weights relative to the benchmark which periodically have a significant effect on performance. Over the long run, we anticipate that returns from stock picking will outweigh these factors. Indeed, the small negative allocation impact of being underweight in the largely cyclical Materials sector was outweighed by mining company Rio Tinto (U.K.), being one of the top stock contributors over the year.

The largest individual stock contribution came from ARM Holdings (U.K.), which was sold during the period. ARM Holdings contributed significantly to performance following a successful bid by Softbank (Japan) to acquire the company. Whilst helpful to 2016 performance, and on the face of it a healthy premium, we voted against the bid offer. ARM, bought in 2012, was a relatively new holding given our investment time horizon (many stocks in the Portfolio have been held for over a decade) and we were disappointed

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

that the premium for the deal did not seem to fully reflect our longer term expectations for the company’s growth. The proceeds of the bid were re-invested in Square Enix (Japan), a gaming company, and Ctrip.com International (China), the dominant Chinese online travel agent. TSMC (Taiwan) and Samsung Electronics (South Korea) also contributed strongly to performance. Both are long term holdings and at period end remained significant positions within the Portfolio.

Despite U.K. stock selection being an overall contributor, one holding that did detract from performance was Capita plc (U.K). Capita has been a Portfolio holding since inception and has contributed strongly in the past. We have kept up regular meetings with management to understand the challenges currently troubling the business, and we are aware that turning the ship around may take some time. As of year-end, the bottom up fundamentals pointed us to continue holding the stock.

A number of new holdings were added to the Portfolio during the course of 2016. These included Just Eat (U.K.), an online food ordering platform, AIA (Hong Kong), a major Asian diversified insurance company and Pandora (Denmark), a branded jewellery retailer. These new holdings were funded by sales made for fundamental reasons such as that of Treasury Wine Estates (Australia), a wine producer, and Embraer (Brazil), the short range jet manufacturer, but also by the proceeds of sales made due to acquisition activity such as oil and gas company BG Group (U.K.) and technology company ARM Holdings.

The regional, sector, and industry positioning of the Portfolio are the product of the stock decisions made by the Portfolio managers rather than expressed views on international markets. At period end, the Portfolio was relatively balanced at a regional level in comparison to the Index, with an underweight to Japan being the most marked position at the close of the year in country terms, though the overweight to the U.K. did decrease over the year, largely thanks to the effects of holdings falling prey to acquisition.

In sector terms, deviations from the benchmark are more marked but did not change significantly over the year. As at the start of 2016, at year end the Portfolio remained underweight in Health Care, Financials, Telecommunication Services, and Energy. However, the degree of underweight to the Energy sector expanded following the acquisition of holding BG Group by Shell (U.K.). At year end, Energy remained the most underweight sector for the Portfolio. The most significant overweights were the Industrials, Information Technology, and Consumer Discretionary sectors.

At period end, in industry terms, the most significant overweights for the Portfolio relative to the benchmark were in Internet, Software & Services, Machinery, and Capital Markets while we retained a significant underweight in Oil, Gas & Consumable Fuels, Banks, and Pharmaceuticals.

Angus Franklin

Jonathan Bates

Gerald Smith

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	5.38	6.69	-1.11
Class B	5.05	6.42	-1.36
Class E	5.24	6.54	-1.25
MSCI All Country World ex-U.S. Index	4.50	5.00	0.96

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.2
Samsung Electronics Co., Ltd.	3.7
Naspers, Ltd.- N Shares	2.9
Nestle S.A.	2.6
Ryanair Holdings plc(ADR)	2.3
Svenska Handelsbanken AB- A Shares	2.1
Atlas Copco AB- B Shares	2.1
Japan Exchange Group, Inc.	2.0
MercadoLibre, Inc.	1.9
Industria de Diseno Textil S.A.	1.8

Top Countries

% of Net Assets
Japan	13.6
United Kingdom	13.4
Ireland	6.8
Germany	5.7
Switzerland	5.1
Taiwan	5.1
Sweden	4.9
Canada	4.8
South Korea	4.8
Denmark	3.7

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.72%	$1,000.00	$1,051.20	$3.71
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

Class B(a)	Actual	0.97%	$1,000.00	$1,049.80	$5.00
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.93

Class E(a)	Actual	0.87%	$1,000.00	$1,050.60	$4.48
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Argentina—1.9%
MercadoLibre, Inc.	198,915	$31,058,588

Australia—2.5%
Brambles, Ltd.	2,033,222	18,136,625
Cochlear, Ltd.	202,136	17,844,318
Seek, Ltd.	530,960	5,685,816

		41,666,759

Brazil—0.8%
Itau Unibanco Holding S.A. (ADR)	1,354,813	13,927,478

Canada—4.8%
Constellation Software, Inc.	48,139	21,875,073
Fairfax Financial Holdings, Ltd.	58,827	28,413,443
Restaurant Brands International, Inc.	336,536	16,029,105
Ritchie Bros. Auctioneers, Inc.	399,424	13,580,416

		79,898,037

China—3.2%
Alibaba Group Holding, Ltd. (ADR) (a)	167,401	14,699,482
Baidu, Inc. (ADR) (a)	138,005	22,689,402
Ctrip.com International, Ltd. (ADR) (a)	376,514	15,060,560

		52,449,444

Denmark—3.7%
DSV A/S	435,546	19,376,786
Novo Nordisk A/S - Class B	509,394	18,297,177
Novozymes A/S - B Shares	380,479	13,094,771
Pandora A/S	78,842	10,297,716

		61,066,450

Finland—2.1%
Kone Oyj - Class B	410,585	18,394,443
Sampo Oyj - A Shares	345,104	15,432,102

		33,826,545

France—3.1%
Bureau Veritas S.A.	338,709	6,562,530
Edenred S.A.	481,370	9,539,660
Essilor International S.A.	132,777	15,000,528
Legrand S.A.	354,259	20,062,512

		51,165,230

Germany—5.7%
Brenntag AG	266,377	14,761,010
Continental AG	72,769	14,165,532
Deutsche Boerse AG (a)	338,807	27,601,984
MTU Aero Engines AG	112,440	12,972,251
SAP SE	285,601	24,960,140

		94,460,917

Hong Kong—3.5%
AIA Group, Ltd.	2,498,800	13,983,947
Hang Seng Bank, Ltd.	1,024,300	18,984,037

Hong Kong—(Continued)
Hong Kong Exchanges and Clearing, Ltd.	1,058,800	24,915,611

		57,883,595

Ireland—6.8%
CRH plc	757,157	26,294,989
Experian plc	1,232,795	23,862,214
James Hardie Industries plc	1,487,219	23,548,735
Ryanair Holdings plc (ADR) (a)	457,846	38,120,258

		111,826,196

Japan—13.6%
Denso Corp.	461,300	19,927,664
FANUC Corp.	96,200	16,267,483
Japan Exchange Group, Inc.	2,328,000	33,344,523
MS&AD Insurance Group Holdings, Inc.	584,400	18,055,957
Nidec Corp.	214,700	18,464,210
Rakuten, Inc.	1,990,100	19,474,193
Shimano, Inc.	140,100	21,928,885
SMC Corp.	86,300	20,536,895
Square Enix Holdings Co., Ltd.	521,800	13,373,390
Sumitomo Mitsui Trust Holdings, Inc.	625,400	22,220,574
Toyota Tsusho Corp.	816,100	21,205,004

		224,798,778

Netherlands—1.4%
Heineken Holding NV	334,621	23,268,241

Panama—1.1%
Copa Holdings S.A. - Class A	194,557	17,671,612

Peru—0.9%
Credicorp, Ltd.	88,859	14,027,282

Russia—2.1%
Magnit PJSC (GDR)	463,363	20,418,382
Yandex NV - Class A (a)	730,656	14,708,105

		35,126,487

Singapore—1.4%
United Overseas Bank, Ltd.	1,654,257	23,215,539

South Africa—2.9%
Naspers, Ltd. - N Shares	332,641	48,467,528

South Korea—4.8%
NAVER Corp.	27,276	17,469,521
Samsung Electronics Co., Ltd.	41,809	61,775,220

		79,244,741

Spain—2.9%
Bankinter S.A.	2,306,268	17,861,071
Industria de Diseno Textil S.A.	877,705	29,952,126

		47,813,197

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sweden—4.9%
Atlas Copco AB - B Shares	1,257,795	$34,234,009
Svenska Handelsbanken AB - A Shares	2,551,159	35,446,294
Volvo AB - B Shares	1,007,379	11,738,139

		81,418,442

Switzerland—5.1%
Cie Financiere Richemont S.A.	252,632	16,727,224
LafargeHolcim, Ltd. (a)	288,841	15,130,934
Nestle S.A.	598,166	42,904,108
SGS S.A.	4,872	9,893,939

		84,656,205

Taiwan—5.1%
Hon Hai Precision Industry Co., Ltd.	5,782,584	14,979,776
Taiwan Semiconductor Manufacturing Co., Ltd.	12,402,000	69,451,662

		84,431,438

United Kingdom—13.4%
ASOS plc (a)	193,858	11,798,621
British American Tobacco plc	365,935	20,777,390
Burberry Group plc	607,159	11,191,567
Capita plc	1,638,453	10,726,704
Hargreaves Lansdown plc	888,687	13,265,740
Howden Joinery Group plc	2,255,033	10,610,887
Just Eat plc (a)	1,745,179	12,536,170
Prudential plc	1,187,170	23,679,468
Rio Tinto plc	748,060	28,486,594
Rolls-Royce Holdings plc (a)	897,310	7,379,345
St. James’s Place plc	1,197,638	14,896,626
Tullow Oil plc (a) (b)	2,138,589	8,196,545
Unilever NV	539,183	22,160,209
Wolseley plc	410,652	25,088,453

		220,794,319

United States—0.7%
Pricesmart, Inc.	147,487	12,315,164

Total Common Stocks (Cost $1,396,670,572)		1,626,478,212

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $24,165,160 on 01/03/17, collateralized by $24,755,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $24,652,762.	24,165,080	24,165,080

Total Short-Term Investments (Cost $24,165,080)		24,165,080

Securities Lending Reinvestments (c)—0.4%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.4%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $700,069 on 01/03/17, collateralized by $706,116 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $714,000.	700,000	700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $400,042 on 01/03/17, collateralized by $408,360 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $650,251 on 01/03/17, collateralized by various Common Stock with a value of $722,511.	650,000	650,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $414,121 on 01/03/17, collateralized by $2,131,040 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $422,382.	414,100	414,100
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $800,090 on 01/03/17, collateralized by $791,484 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $816,413.	800,000	800,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $600,220 on 01/06/17, collateralized by $593,613 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $612,310.	600,000	600,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $1,200,080 on 01/03/17, collateralized by $2,154,917 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $1,224,082.	1,200,000	1,200,000

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,400,106 on 01/03/17, collateralized by $2,054,310 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,428,000.	1,400,000	$1,400,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $712,840 on 01/03/17, collateralized by $661,435 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $727,056.	712,800	712,800

		6,876,900

Total Securities Lending Reinvestments (Cost $6,876,900)		6,876,900

Total Investments—100.3% (Cost $1,427,712,552) (d)		1,657,520,192
Other assets and liabilities (net)—(0.3)%		(5,191,306)

Net Assets—100.0%		$1,652,328,886

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $6,507,904 and the collateral received consisted of cash in the amount of $6,876,900. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,429,291,164. The aggregate unrealized appreciation and depreciation of investments were $331,573,563 and $(103,344,535), respectively, resulting in net unrealized appreciation of $228,229,028 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Banks	8.8
Insurance	6.9
Internet Software & Services	6.9
Machinery	6.1
Capital Markets	6.0
Trading Companies & Distributors	4.3
Semiconductors & Semiconductor Equipment	4.2
Construction Materials	3.9
Technology Hardware, Storage & Peripherals	3.8
Software	3.7

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$31,058,588	$—	$—	$31,058,588
Australia	—	41,666,759	—	41,666,759
Brazil	13,927,478	—	—	13,927,478
Canada	79,898,037	—	—	79,898,037
China	52,449,444	—	—	52,449,444
Denmark	—	61,066,450	—	61,066,450
Finland	—	33,826,545	—	33,826,545
France	—	51,165,230	—	51,165,230
Germany	—	94,460,917	—	94,460,917
Hong Kong	—	57,883,595	—	57,883,595
Ireland	38,120,258	73,705,938	—	111,826,196
Japan	—	224,798,778	—	224,798,778
Netherlands	—	23,268,241	—	23,268,241
Panama	17,671,612	—	—	17,671,612
Peru	14,027,282	—	—	14,027,282
Russia	14,708,105	20,418,382	—	35,126,487
Singapore	—	23,215,539	—	23,215,539
South Africa	—	48,467,528	—	48,467,528
South Korea	—	79,244,741	—	79,244,741
Spain	—	47,813,197	—	47,813,197
Sweden	—	81,418,442	—	81,418,442
Switzerland	—	84,656,205	—	84,656,205
Taiwan	—	84,431,438	—	84,431,438
United Kingdom	—	220,794,319	—	220,794,319
United States	12,315,164	—	—	12,315,164
Total Common Stocks	274,175,968	1,352,302,244	—	1,626,478,212
Total Short-Term Investment*	—	24,165,080	—	24,165,080
Total Securities Lending Reinvestments*	—	6,876,900	—	6,876,900
Total Investments	$274,175,968	$1,383,344,224	$—	$1,657,520,192

Collateral for Securities Loaned (Liability)	$—	$(6,876,900)	$—	$(6,876,900)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,657,520,192
Cash denominated in foreign currencies (c)	36
Receivable for:
Investments sold	50,869
Fund shares sold	839,013
Dividends and interest	2,491,594
Prepaid expenses	4,810

Total Assets	1,660,906,514
Liabilities
Collateral for securities loaned	6,876,900
Payables for:
Fund shares redeemed	65,912
Accrued Expenses:
Management fees	950,108
Distribution and service fees	69,713
Deferred trustees’ fees	122,614
Other expenses	492,381

Total Liabilities	8,577,628

Net Assets	$1,652,328,886

Net Assets Consist of:
Paid in surplus	$1,572,565,892
Undistributed net investment income	21,001,178
Accumulated net realized loss	(170,910,886)
Unrealized appreciation on investments and foreign currency transactions	229,672,702

Net Assets	$1,652,328,886

Net Assets
Class A	$1,315,171,709
Class B	318,598,927
Class E	18,558,250
Capital Shares Outstanding*
Class A	130,705,413
Class B	32,165,920
Class E	1,863,355
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.06
Class B	9.90
Class E	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,427,712,552.
(b)	Includes securities loaned at value of $6,507,904.
(c)	Identified cost of cash denominated in foreign currencies was $37.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$35,635,271
Interest	4,429
Securities lending income	942,783
Other income (b)	864,354

Total investment income	37,446,837
Expenses
Management fees	13,431,329
Administration fees	54,827
Custodian and accounting fees	459,218
Distribution and service fees—Class B	817,136
Distribution and service fees—Class E	28,437
Audit and tax services	52,117
Legal	33,031
Trustees’ fees and expenses	45,247
Shareholder reporting	99,917
Insurance	11,933
Miscellaneous	114,115

Total expenses	15,147,307
Less management fee waiver	(2,031,266)
Less broker commission recapture	(10,727)

Net expenses	13,105,314

Net Investment Income	24,341,523

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	23,623,869
Foreign currency transactions	(3,116,374)

Net realized gain	20,507,495

Net change in unrealized appreciation (depreciation) on:
Investments	49,737,075
Foreign currency transactions	(49,686)

Net change in unrealized appreciation	49,687,389

Net realized and unrealized gain	70,194,884

Net Increase in Net Assets From Operations	$94,536,407

(a)	Net of foreign withholding taxes of $3,998,890.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,341,523	$27,899,598
Net realized gain	20,507,495	24,113,055
Net change in unrealized appreciation (depreciation)	49,687,389	(76,932,510)

Increase (decrease) in net assets from operations	94,536,407	(24,919,857)

From Distributions to Shareholders
Net investment income
Class A	(22,026,648)	(24,534,596)
Class B	(4,502,541)	(5,302,305)
Class E	(277,159)	(338,291)

Total distributions	(26,806,348)	(30,175,192)

Decrease in net assets from capital share transactions	(132,969,753)	(127,460,178)

Total decrease in net assets	(65,239,694)	(182,555,227)

Net Assets
Beginning of period	1,717,568,580	1,900,123,807

End of period	$1,652,328,886	$1,717,568,580

Undistributed net investment income
End of period	$21,001,178	$26,447,410

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,776,846	$16,348,957	1,684,311	$16,946,244
Reinvestments	2,355,791	22,026,648	2,308,052	24,534,596
Redemptions	(13,671,793)	(139,027,979)	(11,712,040)	(125,786,552)

Net decrease	(9,539,156)	$(100,652,374)	(7,719,677)	$(84,305,712)

Class B
Sales	1,567,775	$14,649,867	1,943,249	$19,197,690
Reinvestments	488,345	4,502,541	505,945	5,302,305
Redemptions	(5,044,780)	(49,581,962)	(6,369,573)	(65,246,092)

Net decrease	(2,988,660)	$(30,429,554)	(3,920,379)	$(40,746,097)

Class E
Sales	65,039	$640,436	93,807	$933,987
Reinvestments	29,899	277,159	32,126	338,291
Redemptions	(287,283)	(2,805,420)	(359,665)	(3,680,647)

Net decrease	(192,345)	$(1,887,825)	(233,732)	$(2,408,369)

Decrease derived from capital shares transactions		$(132,969,753)		$(127,460,178)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.71		$10.07	$10.54	$9.28	$7.87

Income (Loss) from Investment Operations
Net investment income (a)	0.15	(b)	0.16	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.36		(0.34)	(0.48)	1.26	1.37

Total from investment operations	0.51		(0.18)	(0.32)	1.42	1.53

Less Distributions
Distributions from net investment income	(0.16)		(0.18)	(0.15)	(0.16)	(0.12)

Total distributions	(0.16)		(0.18)	(0.15)	(0.16)	(0.12)

Net Asset Value, End of Period	$10.06		$9.71	$10.07	$10.54	$9.28

Total Return (%) (c)	5.38		(1.97)	(3.10)	15.54	19.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85		0.87	0.87	0.87	0.91
Net ratio of expenses to average net assets (%) (d)	0.73		0.74	0.75	0.77	0.81
Ratio of net investment income to average net assets (%)	1.49	(b)	1.56	1.58	1.70	1.83
Portfolio turnover rate (%)	11		12	8	19	62
Net assets, end of period (in millions)	$1,315.2		$1,361.8	$1,490.0	$1,680.7	$1,476.3

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.56		$9.91	$10.38	$9.15	$7.75

Income (Loss) from Investment Operations
Net investment income (a)	0.12	(b)	0.13	0.14	0.13 (e)	0.14
Net realized and unrealized gain (loss) on investments	0.35		(0.33)	(0.48)	1.23	1.35

Total from investment operations	0.47		(0.20)	(0.34)	1.36	1.49

Less Distributions
Distributions from net investment income	(0.13)		(0.15)	(0.13)	(0.13)	(0.09)

Total distributions	(0.13)		(0.15)	(0.13)	(0.13)	(0.09)

Net Asset Value, End of Period	$9.90		$9.56	$9.91	$10.38	$9.15

Total Return (%) (c)	5.05		(2.17)	(3.34)	15.14	19.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10		1.12	1.12	1.13	1.16
Net ratio of expenses to average net assets (%) (d)	0.98		0.99	1.00	1.03	1.06
Ratio of net investment income to average net assets (%)	1.25	(b)	1.31	1.32	1.34 (e)	1.68
Portfolio turnover rate (%)	11		12	8	19	62
Net assets, end of period (in millions)	$318.6		$336.0	$387.3	$434.8	$97.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.61		$9.97	$10.43	$9.19	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.13	(b)	0.14	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.36		(0.34)	(0.48)	1.23	1.35

Total from investment operations	0.49		(0.20)	(0.33)	1.38	1.50

Less Distributions
Distributions from net investment income	(0.14)		(0.16)	(0.13)	(0.14)	(0.10)

Total distributions	(0.14)		(0.16)	(0.13)	(0.14)	(0.10)

Net Asset Value, End of Period	$9.96		$9.61	$9.97	$10.43	$9.19

Total Return (%) (c)	5.24		(2.15)	(3.19)	15.30	19.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00		1.02	1.02	1.02	1.06
Net ratio of expenses to average net assets (%) (d)	0.88		0.89	0.90	0.92	0.96
Ratio of net investment income to average net assets (%)	1.34	(b)	1.42	1.43	1.56	1.79
Portfolio turnover rate (%)	11		12	8	19	62
Net assets, end of period (in millions)	$18.6		$19.8	$22.8	$26.8	$26.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax reclass, broker commission recapture, expired capital loss carryforwards and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $24,165,080. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,876,900. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$182,506,072	$0	$275,899,744

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$13,431,329	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$26,806,348	$30,175,192	$—	$—	$26,806,348	$30,175,192

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,123,791	$—	$228,094,090	$(169,332,274)	$—	$79,885,607

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $22,663,933, and $168,399,716 in capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$169,332,274

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Baillie Gifford International Stock Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Stock Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-22

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-23

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-24

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and three-year periods ended June 30, 2016. The Board also noted that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one-, three-, and five-year periods ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-25

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes

MSF-26

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior

MSF-27

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-28

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 3.12%, 2.86%, and 2.98%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

Over the past year, we have seen a range of unexpected events punctuate the stability of markets. Political risk was particularly pronounced with three key events: the U.K. referendum, the U.S. election, and the Italian referendum dominating investor focus at times and raising many questions for the year ahead.

The first quarter saw a sharp underperformance of risk assets on the back of concerns about a Chinese currency devaluation, slowing U.S. and global growth, as well as steep declines in commodity prices in the quarter. Later in first quarter, however, dovish central bank responses, stabilising commodity prices and Chinese stimulus helped a sentiment reversal and many risk-assets, such as U.S. High Yield and Investment Grade credit as well as select emerging markets, tightened past levels seen at the beginning of the year.

The rally in risk assets was interrupted abruptly in second quarter, as U.K. voters on June 23rd elected to leave the European Union (“Brexit”). However, markets rebounded sharply (with the exception of sterling) following the immediate post-Brexit fall-out, helped by an accommodative central bank.

Later in the summer, we saw reflationary trends emerging with U.S.-led stronger nominal growth, inflation and major central banks moving away from ever-looser monetary policies. Most advanced in this dynamic is the U.S. Federal Reserve (the “Fed”), which increased rates in December of this year, having previously raised rates in December 2015. Elsewhere, the Bank of Japan moved to “Quantitative and Qualitative Easing (QQE) with yield curve control”, marking a shift away from an emphasis on negative rates towards anchoring the yield curve, while the Bank of England communicated a more balanced stance following the easing measures taken in the wake of the U.K.’s Brexit referendum. Meanwhile, the European Central Bank announced an extension of its QE program through 2017 but with reduced monthly purchases.

In the fourth quarter, the theme of global reflation started to pick up interest rates, driven by higher inflation prints, a stronger U.S. dollar, higher commodity prices, and divergence in monetary policy between the U.S. and other global developed central banks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s overweight positions to U.S. Securitized Assets, Emerging Markets, underweight U.S. Agency Mortgage-Backed Securities (“MBS”), allocations to U.S. High Yield credit and Treasury Inflation-Protected Securities and security selection within Investment Grade (“IG”) credit have added to performance. The Portfolio’s underweight position early in 2016 within IG credit, our active foreign exchange positioning, and our recent overweight to Municipals have been the key detractors from performance.

Early in 2016, we held a more cautious stance as we believed tail-risks remained elevated. Our view coming into 2016 was that major fault lines (particularly China) prevailed in the system, warranting a cautious stance—we thus proactively reduced risk exposures in the Portfolio. While we meaningfully added to hedges (including duration) to start the year, the rapid deterioration of international conditions (China, oil, and European financials) and its impact on financial markets was beyond expectations. Though our early defensive posture helped to limit the Portfolio’s drawdown versus the benchmark for the first several weeks of 2016, a dramatic QE-driven environment unfolded over the second half of the first quarter. We maintained our cautious view as market conditions could have severely worsened (i.e. Chinese devaluation) if not for the coordinated monetary policy support implemented across China, Europe, and the U.S.

Starting at the end of February, the team began adding exposure to credit sectors. Aggressive global monetary policy starting in February, including China, the U.K., Japan, and the Eurozone, drove interest rates dramatically lower, creating a strong bid for attractive yielding assets. In particular, we added exposure to High Yield Credit, Investment Grade Credit, Structured Products, and select areas of emerging market debt (particularly via local rate expressions and higher carry currencies). In the second half of 2016, we reduced U.S. duration and adjusted our curve view, holding a yield curve steepener. We also increased the Portfolio’s exposure to breakeven inflation rates in the U.S. These positions particularly helped performance after the U.S. presidential election, as the market began to price in factors such as possible fiscal initiatives, alterations to trade agreements, a stricter immigration platform, and tax cuts. We also reduced emerging markets risk, reducing the overall beta exposure of emerging markets positions.

Thematically, in the fourth quarter, after having added to U.S. IG credit, we reduced exposure post the U.S. election outcome and back up in U.S. rates. We maintained exposure to U.S. High yield as we preferred to own exposure further down the capital stack into year-end. Similarly, we reduced exposure to higher quality structured products (Commercial MBS) and reduced Non-Agency MBS exposure alongside the interest-rate back up. We reduced exposure to U.S. Municipals due to greater tax uncertainty post-election. We also reduced the Portfolio’s steepening bias at year-end and maintained an underweight position to U.S. duration relative to the index.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

During the period, we used various derivatives to actively manage Portfolio exposures. These included futures, forwards, swaps, and options to gain interest rate, credit, and currency exposures.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	3.12	3.46	4.40
Class B	2.86	3.20	4.14
Class E	2.98	3.31	4.24
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	54.9
Corporate Bonds & Notes	24.3
Asset-Backed Securities	12.3
Mortgage-Backed Securities	6.5
Foreign Government	3.3
Municipals	3.2
Preferred Stocks	0.4

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.36%	$1,000.00	$979.90	$1.79
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class B	Actual	0.61%	$1,000.00	$978.70	$3.03
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

Class E	Actual	0.51%	$1,000.00	$979.20	$2.54
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—54.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—34.9%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/30	1,645,322	$1,650,608
2.500%, 07/01/30	471,772	473,176
2.500%, 08/01/30	3,764,094	3,774,753
2.500%, 09/01/30	2,012,807	2,018,724
2.500%, 11/01/30	4,067,467	4,078,757
2.500%, 06/01/31	1,050,852	1,054,069
2.500%, 07/01/31	3,190,020	3,199,784
2.500%, 10/01/31	7,197,190	7,218,766
2.500%, 11/01/31	5,297,227	5,314,150
3.000%, 11/01/28	4,289,552	4,410,704
3.000%, 12/01/28	1,192,210	1,226,232
3.000%, 01/01/29	463,668	476,223
3.000%, 04/01/29	1,740,040	1,789,261
3.000%, 05/01/29	2,694,321	2,769,150
3.000%, 08/01/29	3,109,055	3,197,303
3.000%, 09/01/29	1,000,449	1,029,163
3.000%, 03/01/30	1,493,891	1,536,816
3.000%, 04/01/30	1,289,641	1,326,174
3.000%, 05/01/30	1,829,677	1,882,069
3.000%, 07/01/30	9,028,592	9,286,328
3.000%, 08/01/30	7,578,538	7,794,196
3.000%, 09/01/30	2,866,241	2,948,229
3.500%, 11/01/25	1,857,118	1,938,914
3.500%, 08/01/26	1,392,900	1,453,921
3.500%, 08/01/28	984,423	1,032,575
3.500%, 10/01/28	4,137,177	4,339,463
3.500%, 11/01/28	5,210,389	5,464,883
3.500%, 02/01/29	10,445,070	10,949,819
3.500%, 04/01/29	2,172,285	2,278,881
3.500%, 05/01/29	5,189,604	5,435,473
3.500%, 06/01/29	3,128,661	3,282,038
3.500%, 07/01/29	11,552,013	12,119,645
3.500%, 09/01/29	310,910	326,236
3.500%, 12/01/29	14,269,676	15,007,810
3.500%, 08/01/30	1,378,104	1,450,064
4.000%, 01/01/25	12,235	12,609
4.000%, 02/01/25	3,842,820	4,059,466
4.000%, 09/01/25	692,857	731,634
4.000%, 10/01/25	2,037,671	2,148,630
4.000%, 01/01/26	627,606	662,919
4.000%, 04/01/26	443,059	468,219
4.000%, 07/01/26	1,669,332	1,756,036
4.000%, 08/01/26	965,611	1,020,319
4.500%, 12/01/20	785,769	815,169
4.500%, 02/01/25	662,914	703,917
4.500%, 04/01/25	127,215	134,098
4.500%, 07/01/25	480,336	507,771
4.500%, 06/01/26	2,988,719	3,166,999
Fannie Mae 20 Yr. Pool 3.000%, 10/01/36	142,445	144,300
3.000%, 11/01/36	1,417,231	1,435,695
3.000%, 12/01/36	7,264,409	7,359,049
5.000%, 05/01/23	3,275	3,566
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	9,223,848	9,221,215

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 01/01/43	6,219,809	6,218,038
3.000%, 02/01/43	2,935,395	2,934,557
3.000%, 03/01/43	23,944,790	23,937,962
3.000%, 04/01/43	16,471,979	16,467,285
3.000%, 05/01/43	21,969,329	21,963,066
3.000%, 06/01/43	2,798,952	2,798,152
3.000%, 06/01/46	945,497	942,834
3.000%, 08/01/46	103,274	103,085
3.000%, 09/01/46	5,667,502	5,645,040
3.000%, 10/01/46	7,096,194	7,060,206
3.000%, 11/01/46	5,225,016	5,215,443
3.000%, 12/01/46	4,095,661	4,080,529
3.000%, 01/01/47	471,000	469,552
3.500%, 01/01/42	218,534	225,411
3.500%, 04/01/42	275,333	284,095
3.500%, 05/01/42	425,884	439,033
3.500%, 06/01/42	1,145,240	1,181,391
3.500%, 07/01/42	143,029	147,513
3.500%, 10/01/42	1,869,123	1,927,859
3.500%, 12/01/42	200,239	206,792
3.500%, 01/01/43	1,143,354	1,178,480
3.500%, 02/01/43	1,836,780	1,894,105
3.500%, 03/01/43	4,735,177	4,886,495
3.500%, 04/01/43	85,462	88,275
3.500%, 06/01/43	1,600,624	1,649,098
3.500%, 07/01/43	13,880,085	14,321,051
3.500%, 08/01/43	9,328,372	9,617,444
3.500%, 09/01/43	151,042	155,757
3.500%, 10/01/43	180,198	186,144
3.500%, 11/01/43	1,533,002	1,580,018
3.500%, 01/01/44	2,055,815	2,120,726
3.500%, 06/01/44	13,256,014	13,672,992
3.500%, 07/01/44	66,181	68,015
3.500%, 04/01/46	9,373,384	9,614,629
3.500%, 06/01/46	17,947,981	18,411,490
3.500%, 07/01/46	12,836,582	13,168,836
3.500%, 10/01/46	2,357,413	2,419,643
3.500%, 12/01/46 (a)	20,658,626	21,193,761
3.500%, 01/01/47	20,251,003	20,796,041
4.000%, 08/01/33	1,493,639	1,570,512
4.000%, 06/01/39	1,130,300	1,192,630
4.000%, 12/01/39	111,629	117,360
4.000%, 07/01/40	1,438,843	1,513,858
4.000%, 08/01/40	2,608,517	2,747,618
4.000%, 10/01/40	6,819,358	7,217,987
4.000%, 11/01/40	465,247	489,828
4.000%, 12/01/40	2,414,715	2,547,847
4.000%, 04/01/41	238,622	251,875
4.000%, 09/01/41	6,177,298	6,495,076
4.000%, 10/01/41	390,625	411,226
4.000%, 12/01/41	1,516,787	1,612,130
4.000%, 02/01/42	3,597,876	3,800,285
4.000%, 05/01/42	1,526,433	1,616,173
4.000%, 06/01/42	853,777	901,198
4.000%, 07/01/42	5,692,980	6,043,830

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 08/01/42	452,430	$476,091
4.000%, 09/01/42	1,111,311	1,173,127
4.000%, 12/01/42	3,104,216	3,290,147
4.000%, 01/01/43	1,342,369	1,414,257
4.000%, 10/01/43	1,012,990	1,069,496
4.000%, 11/01/43	4,563,211	4,849,985
4.000%, 01/01/44	3,372,009	3,584,246
4.000%, 02/01/44	3,179,533	3,379,682
4.000%, 05/01/44	4,747,640	5,046,494
4.000%, 07/01/44	350,035	369,737
4.000%, 10/01/44	6,085,261	6,416,491
4.000%, 11/01/44	1,868,314	1,964,922
4.000%, 12/01/44	5,463,605	5,796,250
4.000%, 01/01/45	2,506,767	2,661,131
4.000%, 02/01/45	1,463,529	1,550,453
4.000%, 03/01/45	1,302,372	1,378,459
4.000%, 04/01/45	1,167,396	1,236,869
4.000%, 05/01/45	1,150,947	1,212,263
4.000%, 07/01/45	3,888,796	4,090,883
4.000%, 08/01/45	334,630	352,019
4.000%, 09/01/45	1,860,587	1,956,882
4.000%, 10/01/45	18,769,407	19,852,008
4.000%, 11/01/45	5,443,313	5,745,024
4.000%, 12/01/45	7,971,250	8,432,375
4.000%, 01/01/46	7,277,238	7,671,350
4.000%, 02/01/46	2,138,080	2,265,636
4.000%, 03/01/46	14,067,203	14,800,538
4.000%, 04/01/46	1,393,937	1,467,030
4.000%, 05/01/46	1,930,602	2,031,359
4.000%, 08/01/46	27,334	28,763
4.500%, 08/01/39	2,088,668	2,254,044
4.500%, 11/01/39	476,985	523,270
4.500%, 01/01/40	54,642	59,298
4.500%, 04/01/40	128,992	139,446
4.500%, 05/01/40	335,873	363,121
4.500%, 06/01/40	323,257	348,316
4.500%, 07/01/40	604,756	651,806
4.500%, 08/01/40	4,380,597	4,730,055
4.500%, 11/01/40	1,218,103	1,312,457
4.500%, 07/01/41	365,710	394,890
4.500%, 08/01/41	124,619	134,098
4.500%, 09/01/41	1,257,822	1,359,005
4.500%, 01/01/42	257,301	277,513
4.500%, 06/01/42	166,424	179,078
4.500%, 08/01/42	1,442,887	1,557,128
4.500%, 09/01/42	4,080,630	4,394,181
4.500%, 09/01/43	1,169,314	1,258,464
4.500%, 10/01/43	1,910,910	2,058,491
4.500%, 12/01/43	2,689,636	2,899,147
4.500%, 01/01/44	4,289,370	4,650,320
4.500%, 10/01/45	3,496,446	3,797,781
4.500%, 11/01/45	6,421,533	6,996,325
4.500%, 06/01/46	3,978,597	4,326,572
5.000%, 11/01/32	9,097	9,963
5.000%, 06/01/39 (b)	29,598,449	32,468,893

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 04/01/41	51,393	55,990
5.000%, 07/01/41	618,207	676,473
5.000%, 08/01/41	666,590	729,246
5.000%, 01/01/42	53,800	58,640
5.500%, 11/01/32	1,637,404	1,834,703
5.500%, 12/01/32	263,954	296,058
5.500%, 01/01/33	1,013,212	1,135,626
5.500%, 12/01/33	343,962	385,450
5.500%, 05/01/34	2,752,035	3,086,484
5.500%, 08/01/37	2,851,047	3,198,172
5.500%, 02/01/38	408,225	461,318
5.500%, 03/01/38	305,382	343,518
5.500%, 04/01/38	277,034	307,772
5.500%, 06/01/38	421,575	476,265
5.500%, 12/01/38	518,217	576,109
5.500%, 08/01/39	450,184	503,841
5.500%, 04/01/40	122,021	136,117
5.500%, 04/01/41	476,331	531,318
5.500%, TBA (c)	5,258,000	5,845,006
6.000%, 02/01/34	310,916	357,602
6.000%, 08/01/34	232,954	267,616
6.000%, 04/01/35	3,666,524	4,216,918
6.000%, 06/01/36	544,581	626,515
6.000%, 02/01/38	750,405	861,541
6.000%, 03/01/38	260,735	299,387
6.000%, 05/01/38	846,418	975,485
6.000%, 10/01/38	1,033,742	1,173,767
6.000%, 12/01/38	300,189	342,630
6.000%, 04/01/40	3,299,705	3,736,909
6.000%, 09/01/40	325,574	368,492
6.000%, 06/01/41	743,819	843,588
6.500%, 05/01/40	4,879,052	5,543,114
Fannie Mae ARM Pool 2.810%, 03/01/41 (d)	563,422	598,078
2.945%, 03/01/41 (d)	339,826	358,926
3.022%, 08/01/38 (d)	686,977	728,947
3.144%, 12/01/40 (d)	985,936	1,038,228
3.396%, 06/01/41 (d)	1,908,424	1,999,937
3.525%, 09/01/41 (d)	1,356,357	1,425,470
Fannie Mae Pool 2.500%, 05/01/26	900,000	869,182
2.690%, 04/01/25	480,000	473,835
4.000%, 01/01/41	660,922	701,552
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	112,788	119,344
Fannie Mae-ACES 0.131%, 08/25/24 (d) (e)	115,340,954	1,098,899
Freddie Mac 15 Yr. Gold Pool 2.500%, 08/01/29	1,559,801	1,565,272
2.500%, 12/01/29	444,316	445,774
2.500%, 05/01/30	1,472,363	1,476,720
2.500%, 07/01/30	1,006,371	1,009,524
2.500%, 08/01/30	2,901,094	2,910,534
2.500%, 09/01/30	3,710,629	3,721,786
2.500%, TBA (c)	12,449,000	12,471,370

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.000%, 01/01/30	1,201,839	$1,235,877
3.000%, 04/01/30	5,674,543	5,837,756
3.000%, 05/01/30	921,039	947,879
3.000%, 06/01/30	38,974	40,092
3.000%, 07/01/30	2,107,520	2,167,619
3.000%, 08/01/30	3,168,473	3,259,302
3.000%, TBA (c)	7,301,000	7,491,551
3.500%, TBA (c)	6,972,000	7,270,911
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/42	3,254,367	3,253,041
3.000%, 01/01/43	2,194,600	2,193,706
3.000%, 03/01/43	4,935,356	4,933,345
3.000%, 07/01/43	14,103,417	14,080,290
3.000%, 09/01/46	1,402,828	1,394,862
3.000%, 12/01/46	9,471,228	9,429,430
3.000%, TBA (c)	31,755,000	31,531,902
3.500%, 04/01/42	2,226,721	2,293,929
3.500%, 08/01/42	1,794,349	1,850,688
3.500%, 10/01/42	213,773	219,439
3.500%, 01/01/43	1,469,727	1,513,561
3.500%, 02/01/43	472,902	488,057
3.500%, 06/01/43	390,845	402,404
3.500%, 07/01/43	3,329,520	3,436,229
3.500%, 12/01/43	1,993,236	2,057,000
3.500%, 01/01/44	831,799	857,087
3.500%, 04/01/44	168,488	173,396
3.500%, 05/01/44	702,722	724,033
3.500%, 06/01/44	184,216	189,690
3.500%, 07/01/44	141,774	146,291
3.500%, 08/01/44	605,228	623,242
3.500%, 09/01/44	1,105,813	1,139,041
3.500%, 09/01/45	240,647	248,118
3.500%, 05/01/46	6,272,234	6,427,959
3.500%, 06/01/46	6,397,999	6,557,214
3.500%, 12/01/46	33,416,031	34,249,358
3.500%, TBA (c)	10,228,721	10,473,626
4.000%, 08/01/40	409,002	429,692
4.000%, 10/01/40	196,143	207,614
4.000%, 11/01/40	877,406	927,729
4.000%, 04/01/41	22,575	23,830
4.000%, 10/01/41	816,512	864,493
4.000%, 09/01/43	564,233	597,682
4.000%, 04/01/44	1,130,998	1,197,394
4.000%, 08/01/44	4,324,991	4,581,241
4.000%, 02/01/45	445,829	471,442
4.000%, 08/01/45	6,209,829	6,525,106
4.000%, 09/01/45	1,840,514	1,946,405
4.000%, 10/01/45	6,207,963	6,536,680
4.000%, 12/01/45	17,976,476	18,898,210
4.000%, 01/01/46 (a)	23,573,423	24,772,996
4.000%, 02/01/46	14,257,245	14,982,272
4.000%, 09/01/46	13,335,493	14,034,162
4.000%, 10/01/46	8,113,397	8,535,966
4.000%, TBA (c)	2,002,000	2,102,765
4.500%, 02/01/39	1,789,561	1,922,885

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 08/01/39	1,509,612	1,626,467
4.500%, 12/01/39	369,193	398,348
4.500%, 07/01/40	108,665	116,645
4.500%, 05/01/41	2,339,352	2,514,245
4.500%, 05/01/42	2,233,272	2,402,569
4.500%, 10/01/43	1,150,640	1,237,694
4.500%, 12/01/43	2,877,858	3,110,978
4.500%, 04/01/44	1,454,201	1,566,586
4.500%, 09/01/44	4,264,565	4,583,418
5.000%, 10/01/41	927,526	1,012,337
5.000%, 11/01/41	8,377,384	9,140,502
5.500%, 09/01/39	245,448	272,189
5.500%, 01/01/40	324,387	359,829
5.500%, 07/01/40	410,551	455,724
5.500%, 06/01/41	3,571,760	3,978,376
Freddie Mac ARM Non-Gold Pool 2.997%, 02/01/41 (d)	869,633	922,042
Freddie Mac Multifamily Structured Pass-Through Certificates 1.369%, 03/25/26 (d) (e)	10,363,274	1,018,405
2.356%, 08/25/22	940,000	932,663
2.770%, 05/25/25	1,110,000	1,092,582
3.205%, 03/25/25	370,000	380,477
3.527%, 10/25/23 (d)	550,000	581,511
3.531%, 07/25/23 (d)	500,000	529,655
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (c)	6,519,000	6,588,009
3.500%, 02/15/42	252,949	265,995
3.500%, 04/15/42	470,923	494,573
3.500%, 05/15/42	434,278	456,682
3.500%, 08/15/42	630,906	660,488
3.500%, 11/15/42	438,488	458,715
3.500%, 12/15/42	1,407,826	1,479,987
3.500%, 01/15/43	613,658	641,866
3.500%, 02/15/43	939,651	985,005
3.500%, 03/15/43	530,186	554,557
3.500%, 04/15/43	1,972,894	2,074,096
3.500%, 05/15/43	3,394,627	3,560,015
3.500%, 06/15/43	823,694	859,922
3.500%, 07/15/43	2,854,612	3,000,730
4.000%, 01/15/41	2,004,980	2,136,155
4.000%, 03/15/41	1,421,645	1,508,640
4.000%, 12/15/41	26,533	28,192
4.000%, 05/15/42	146,959	156,205
4.000%, TBA (c)	4,542,000	4,822,327
4.500%, 02/15/42	15,197,646	16,474,531
5.000%, 12/15/38	429,544	473,877
5.000%, 07/15/39	1,191,544	1,310,248
5.000%, 12/15/40	1,440,057	1,588,744
5.500%, 04/15/33	38,120	42,865
6.500%, 04/15/33	50,478	57,659
8.500%, 05/15/17	38	38
8.500%, 05/15/22	643	651

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (c)	76,888,000	$77,850,599
3.500%, 12/20/41	5,387,710	5,621,491
3.500%, 10/20/42	552,734	577,232
3.500%, 01/20/43	491,367	513,145
3.500%, 04/20/43	411,914	430,019
3.500%, 10/20/46	2,854,326	2,977,502
3.500%, TBA (c)	90,907,000	94,498,890
4.000%, 09/20/40	143,070	153,448
4.000%, 10/20/40	1,587,959	1,703,153
4.000%, 11/20/40	898,072	963,219
4.000%, 12/20/40	3,876,156	4,157,354
4.000%, 01/20/41	2,934,098	3,146,776
4.000%, 02/20/41	52,299	55,885
4.000%, 07/20/43	270,906	289,100
4.000%, 08/20/44	1,155,478	1,242,102
4.000%, 10/20/46	249,284	265,950
4.000%, TBA (c)	29,217,000	31,027,653
4.500%, 12/20/39	123,446	133,459
4.500%, 01/20/40	151,749	164,145
4.500%, 02/20/40	121,224	130,652
4.500%, 05/20/40	8,365	9,011
4.500%, 08/20/40	296,358	320,692
4.500%, 05/20/41	15,988,761	17,223,382
4.500%, 06/20/41	1,555,405	1,675,515
4.500%, 07/20/41	974,839	1,050,669
4.500%, 11/20/41	146,645	158,316
4.500%, 11/20/44	374,436	400,025
5.000%, 10/20/33	1,256,016	1,400,469
5.000%, 10/20/39	448,903	497,552
Government National Mortgage Association 0.825%, 08/16/41 (e)	4,939,244	92,397
0.836%, 02/16/53 (d) (e)	21,048,997	1,123,204
0.930%, 06/16/58 (d) (e)	2,799,496	218,737
0.990%, 08/15/58 (d) (e)	4,696,503	386,043
1.000%, 02/16/39 (e)	7,102,033	114,406
1.008%, 08/16/58 (d) (e)	3,921,139	307,935
1.041%, 01/16/49 (d) (e)	10,097,117	605,005
1.048%, 05/16/58 (d) (e)	2,674,569	216,261
1.127%, 04/16/58 (d) (e)	7,094,054	599,374
1.148%, 12/16/57 (d) (e)	4,044,772	337,156
1.188%, 01/16/48 (d) (e)	7,990,778	477,236
1.192%, 02/16/58 (d) (e)	6,712,806	615,786

		1,333,000,369

U.S. Treasury—20.0%
U.S. Treasury Bonds 2.250%, 08/15/46 (f)	56,241,000	47,288,558
2.500%, 05/15/46 (f)	53,533,600	47,573,811
2.875%, 11/15/46	36,627,100	35,362,330
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (g)	135,295,336	136,701,055
U.S. Treasury Notes 0.750%, 09/30/18	13,269,300	13,179,626
0.750%, 10/31/18	22,035,000	21,876,612

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.000%, 11/30/18	58,649,900	58,462,044
1.000%, 10/15/19	34,139,000	33,773,610
1.000%, 11/15/19	34,211,000	33,799,408
1.125%, 09/30/21	50,630,500	48,836,661
1.250%, 10/31/21 (f)	50,412,400	48,884,299
1.375%, 12/15/19	22,304,000	22,250,850
1.375%, 09/30/23	77,300	73,203
1.500%, 08/15/26	36,241,000	33,331,826
1.625%, 10/31/23	75,100	72,252
1.625%, 05/15/26	35,892,000	33,469,290
1.750%, 11/30/21 (h)	23,123,700	22,951,174
2.000%, 11/15/26 (h)	114,946,200	110,595,256
2.125%, 11/30/23	14,541,100	14,444,533

		762,926,398

Total U.S. Treasury & Government Agencies (Cost $2,119,347,899)		2,095,926,767

Corporate Bonds & Notes—24.3%

Advertising—0.1%
ACE03 MH1 B2 Zero Coupon, 08/15/30	835,304	616,799
Interpublic Group of Cos., Inc. (The) 3.750%, 02/15/23	1,191,000	1,200,440
4.000%, 03/15/22	1,468,000	1,518,542

		3,335,781

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	700,021
4.750%, 10/07/44 (144A) (a)	132,000	133,576
Harris Corp. 2.700%, 04/27/20 (a)	706,000	705,223
Lockheed Martin Corp. 3.550%, 01/15/26	815,000	832,695
3.600%, 03/01/35 (a)	1,121,000	1,064,950
4.070%, 12/15/42	380,000	375,080
4.500%, 05/15/36	323,000	343,407
4.700%, 05/15/46	527,000	573,232
Northrop Grumman Corp. 3.850%, 04/15/45 (a)	1,295,000	1,228,466
United Technologies Corp. 1.778%, 05/04/18	3,052,000	3,052,665
4.150%, 05/15/45	836,000	844,352

		9,853,667

Agriculture—0.4%
Altria Group, Inc. 2.625%, 01/14/20	1,684,000	1,703,191
3.875%, 09/16/46	2,828,000	2,609,941
4.250%, 08/09/42 (a)	211,000	207,649
5.375%, 01/31/44	1,639,000	1,893,245

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Philip Morris International, Inc. 1.125%, 08/21/17	3,344,000	$3,341,047
4.125%, 03/04/43	1,129,000	1,092,517
4.250%, 11/10/44	2,250,000	2,221,673
4.875%, 11/15/43 (a)	1,032,000	1,110,048
Reynolds American, Inc. 2.300%, 06/12/18	1,321,000	1,329,374
3.250%, 06/12/20 (a)	561,000	574,837

		16,083,522

Airlines—0.2%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A) (a)	2,214,000	2,241,675
American Airlines Pass-Through Trust 3.375%, 05/01/27	3,407,475	3,356,363
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,239,549	1,213,271
United Airlines Pass-Through Trust 4.750%, 04/11/22	360,699	360,699

		7,172,008

Auto Manufacturers—1.1%
Fiat Chrysler Finance Europe 4.750%, 03/22/21 (EUR)	100,000	115,529
Ford Motor Co. 5.291%, 12/08/46	4,820,000	4,882,612
Ford Motor Credit Co. LLC 1.724%, 12/06/17	6,974,000	6,968,728
2.145%, 01/09/18	2,592,000	2,595,753
3.336%, 03/18/21 (a)	3,783,000	3,809,250
General Motors Co. 6.750%, 04/01/46	2,351,000	2,756,994
General Motors Financial Co., Inc. 2.625%, 07/10/17	2,036,000	2,047,011
3.100%, 01/15/19	814,000	822,639
3.200%, 07/06/21	8,280,000	8,210,920
3.700%, 11/24/20	1,345,000	1,368,201
4.000%, 01/15/25	1,821,000	1,776,642
4.000%, 10/06/26 (a)	4,160,000	3,999,927
4.750%, 08/15/17	3,515,000	3,581,673

		42,935,879

Auto Parts & Equipment—0.1%
Delphi Automotive plc 4.250%, 01/15/26	1,855,000	1,920,531
4.400%, 10/01/46	765,000	702,874
Faurecia 3.625%, 06/15/23 (EUR)	100,000	109,318
IHO Verwaltungs GmbH 2.750% (PIK 3.500%), 09/15/21 (EUR) (i)	100,000	108,297
3.250%, 09/15/23 (EUR) (i)	100,000	108,423
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	100,000	111,897

		3,061,340

Banks—6.9%
Allied Irish Banks plc 4.125%, 11/26/25 (EUR) (d)	100,000	106,587
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (d)	200,000	201,907
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (j)	200,000	57,896
Banco Nacional de Comercio Exterior SNC 3.800%, 08/11/26 (144A) (d)	1,368,000	1,280,790
Banco Santander S.A. 6.250%, 03/12/19 (EUR) (d)	100,000	98,423
Bank of America Corp. 2.250%, 04/21/20 (a)	2,535,000	2,520,221
3.300%, 01/11/23	3,383,000	3,394,299
3.500%, 04/19/26 (a)	6,510,000	6,423,235
3.875%, 08/01/25 (a)	5,164,000	5,250,915
4.875%, 04/01/44	494,000	536,025
Bank of Ireland 4.250%, 06/11/24 (EUR) (d)	100,000	108,160
Bank of New York Mellon Corp. (The) 2.050%, 05/03/21	13,331,000	13,084,390
2.100%, 01/15/19	3,085,000	3,098,630
4.625%, 09/20/26 (d)	3,430,000	3,146,408
Bankia S.A. 4.000%, 05/22/24 (EUR) (d)	200,000	213,660
BB&T Corp. 2.450%, 01/15/20	2,395,000	2,413,770
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,181,505
Capital One Financial Corp. 3.750%, 07/28/26	1,956,000	1,896,137
4.750%, 07/15/21	80,000	86,526
Capital One N.A. 2.400%, 09/05/19	250,000	250,556
Citigroup, Inc. 1.800%, 02/05/18	2,960,000	2,958,345
2.500%, 09/26/18 (a)	4,057,000	4,095,805
2.500%, 07/29/19	3,634,000	3,658,911
2.900%, 12/08/21	24,490,000	24,423,926
3.500%, 05/15/23	2,381,000	2,373,314
3.875%, 03/26/25	1,530,000	1,519,900
4.125%, 07/25/28	2,767,000	2,733,309
Citizens Bank N.A. 2.300%, 12/03/18	1,395,000	1,402,148
Commerzbank AG 7.750%, 03/16/21 (EUR)	100,000	125,791
Cooperatieve Rabobank UA 6.625%, 06/29/21 (EUR) (d)	200,000	225,029
Credit Agricole S.A. 6.500%, 06/23/21 (EUR) (d)	100,000	108,729
Credit Suisse AG 3.000%, 10/29/21 (a)	2,270,000	2,291,690
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20 (a)	3,269,000	3,240,625
4.875%, 05/15/45	753,000	772,935
Discover Bank 3.450%, 07/27/26 (a)	2,040,000	1,969,846

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Fifth Third Bank 2.250%, 06/14/21	3,062,000	$3,027,191
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19	950,000	946,227
2.350%, 11/15/21	6,177,000	6,001,326
2.600%, 04/23/20	2,774,000	2,776,907
2.625%, 01/31/19 (a)	3,624,000	3,662,965
2.625%, 04/25/21 (a)	2,055,000	2,040,079
2.750%, 09/15/20 (a)	1,326,000	1,331,728
3.500%, 01/23/25	1,683,000	1,660,614
3.500%, 11/16/26	6,123,000	5,982,079
3.750%, 05/22/25	2,243,000	2,248,834
4.800%, 07/08/44	994,000	1,043,530
HSBC Holdings plc 2.650%, 01/05/22	9,883,000	9,648,387
HSH Nordbank AG 0.488%, 02/14/17 (EUR) (d)	50,000	51,900
Intesa Sanpaolo S.p.A. 7.000%, 01/19/21 (EUR) (d)	200,000	207,741
JPMorgan Chase & Co. 1.350%, 02/15/17	5,265,000	5,265,895
2.200%, 10/22/19 (a)	2,326,000	2,335,341
2.550%, 10/29/20 (a)	3,260,000	3,257,594
2.750%, 06/23/20 (a)	667,000	673,032
2.972%, 01/15/23	13,360,000	13,315,257
3.200%, 06/15/26 (a)	4,172,000	4,083,358
3.875%, 09/10/24	2,931,000	2,965,694
3.900%, 07/15/25	1,343,000	1,380,979
4.250%, 10/01/27 (a)	1,990,000	2,044,582
Morgan Stanley 2.625%, 11/17/21	13,443,000	13,281,173
2.800%, 06/16/20	3,889,000	3,920,828
3.700%, 10/23/24	3,417,000	3,457,703
3.750%, 02/25/23	1,545,000	1,586,938
3.875%, 01/27/26	3,069,000	3,100,015
4.000%, 07/23/25	1,425,000	1,460,649
Royal Bank of Scotland Group plc 3.875%, 09/12/23	8,102,000	7,779,994
Santander UK Group Holdings plc 2.875%, 08/05/21 (a)	16,750,000	16,379,071
Societe Generale S.A. 7.375%, 09/13/21 (144A) (d)	200,000	199,664
State Street Corp. 1.963%, 06/15/37 (d)	500,000	441,875
2.650%, 05/19/26 (a)	4,226,000	4,008,053
U.S. Bancorp 2.950%, 07/15/22 (a)	3,137,000	3,155,593
UBS Group Funding Jersey, Ltd. 2.650%, 02/01/22 (144A)	7,607,000	7,393,205
4.125%, 09/24/25 (144A)	1,338,000	1,363,779
UniCredit S.p.A. 5.750%, 10/28/25 (EUR) (d)	100,000	111,198
Wells Fargo & Co. 2.100%, 07/26/21	8,020,000	7,803,901
2.550%, 12/07/20	1,717,000	1,718,963
2.600%, 07/22/20	1,479,000	1,487,549

Banks—(Continued)
Wells Fargo & Co.
3.000%, 10/23/26	2,919,000	2,780,047
3.550%, 09/29/25 (a)	1,756,000	1,753,090
3.900%, 05/01/45	2,148,000	2,037,393
4.750%, 12/07/46	4,236,000	4,298,930
4.900%, 11/17/45	969,000	995,280

		264,716,474

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,844,000	3,866,084
3.300%, 02/01/23	3,105,000	3,160,058
3.650%, 02/01/26	21,712,000	22,041,805
4.700%, 02/01/36	1,240,000	1,304,316
4.900%, 02/01/46	474,000	512,332
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	860,000	773,478
Molson Coors Brewing Co. 4.200%, 07/15/46 (a)	971,000	905,288
5.000%, 05/01/42	607,000	634,529
PepsiCo, Inc. 4.450%, 04/14/46	1,757,000	1,871,342

		35,069,232

Biotechnology—0.4%
Amgen, Inc. 2.125%, 05/01/20 (a)	2,559,000	2,535,030
4.400%, 05/01/45	2,540,000	2,434,707
Biogen, Inc. 5.200%, 09/15/45	295,000	315,693
Gilead Sciences, Inc. 2.350%, 02/01/20	589,000	592,060
2.500%, 09/01/23	1,447,000	1,395,373
3.650%, 03/01/26	496,000	502,913
4.150%, 03/01/47	2,172,000	2,062,972
4.500%, 02/01/45	547,000	546,540
4.600%, 09/01/35	564,000	584,975
4.750%, 03/01/46	1,278,000	1,322,310
4.800%, 04/01/44 (a)	2,452,000	2,546,073

		14,838,646

Building Materials—0.1%
LafargeHolcim Finance U.S. LLC 4.750%, 09/22/46 (144A)	3,141,000	3,037,818
Standard Industries, Inc. 6.000%, 10/15/25 (144A) (a)	690,000	726,225
Titan Global Finance plc 3.500%, 06/17/21 (EUR)	100,000	109,423

		3,873,466

Chemicals—0.2%
Agrium, Inc. 4.125%, 03/15/35 (a)	1,155,000	1,059,012

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Air Liquide Finance S.A. 3.500%, 09/27/46 (144A) (a)	512,000	$473,889
Dow Chemical Co. (The) 4.375%, 11/15/42	726,000	704,743
4.625%, 10/01/44	982,000	985,370
Eastman Chemical Co. 4.800%, 09/01/42 (a)	1,236,000	1,228,284
Ineos Finance plc 4.000%, 05/01/23 (EUR)	100,000	108,836
Monsanto Co. 3.600%, 07/15/42	1,222,000	1,025,572
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	100,000	105,492
Sherwin-Williams Co. (The) 4.000%, 12/15/42	565,000	513,752
Solvay Finance S.A. 5.118%, 06/02/21 (EUR) (d)	100,000	112,695

		6,317,645

Coal—0.0%
CONSOL Energy, Inc. 5.875%, 04/15/22 (a)	1,320,000	1,293,600

Commercial Services—0.2%
Avis Budget Finance plc 4.125%, 11/15/24 (EUR)	100,000	105,318
Loxam SAS 3.500%, 05/03/23 (EUR)	100,000	104,507
Massachusetts Institute of Technology 3.885%, 07/01/2116	638,000	545,849
President and Fellows of Harvard College 3.150%, 07/15/46	484,000	433,035
Total System Services, Inc. 4.800%, 04/01/26 (a)	3,469,000	3,737,924
University of Southern California 3.028%, 10/01/39	2,135,000	1,896,260
Wesleyan University 4.781%, 07/01/2116	1,088,000	1,032,157

		7,855,050

Computers—0.5%
Apple, Inc. 3.450%, 02/09/45	1,028,000	907,362
4.650%, 02/23/46	6,931,000	7,484,433
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.350%, 07/15/46 (144A)	2,780,000	3,422,981
Hewlett Packard Enterprise Co. 2.850%, 10/05/18	2,705,000	2,731,160
3.600%, 10/15/20	3,456,000	3,515,837
HP, Inc. 3.750%, 12/01/20	357,000	369,633

		18,431,406

Distribution/Wholesale—0.0%
Rexel S.A. 3.500%, 06/15/23 (EUR)	100,000	109,949

Diversified Financial Services—0.5%
Air Lease Corp. 3.000%, 09/15/23	5,945,000	5,679,770
American Express Credit Corp. 1.125%, 06/05/17	6,272,000	6,271,015
2.250%, 08/15/19	1,959,000	1,969,902
Capital One Bank USA N.A. 2.300%, 06/05/19	500,000	501,208
Jefferies Group LLC 6.500%, 01/20/43 (a)	648,000	666,786
Mercury Bondco plc 8.250%, 05/30/21 (EUR) (i)	100,000	110,864
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,714,629
2.700%, 02/03/20 (a)	1,079,000	1,075,801
4.500%, 07/23/25	1,243,000	1,276,767
Visa, Inc. 4.150%, 12/14/35	411,000	430,310

		19,697,052

Electric—0.9%
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	220,455
Baltimore Gas & Electric Co. 3.500%, 08/15/46	946,000	851,200
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	560,000	608,371
Commonwealth Edison Co. 4.700%, 01/15/44	1,451,000	1,598,321
Consumers Energy Co. 3.950%, 05/15/43	894,000	879,228
DTE Electric Co. 3.950%, 06/15/42	1,109,000	1,101,793
DTE Energy Co. 2.400%, 12/01/19	791,000	794,901
3.500%, 06/01/24	2,352,000	2,370,379
Duke Energy Carolinas LLC 3.750%, 06/01/45	1,109,000	1,055,687
4.250%, 12/15/41	41,000	41,943
Duke Energy Corp. 3.750%, 09/01/46	679,000	611,241
4.800%, 12/15/45	730,000	771,589
Duke Energy Florida LLC 3.850%, 11/15/42	1,109,000	1,063,439
Emera U.S. Finance L.P. 2.150%, 06/15/19 (144A)	2,058,000	2,054,598
2.700%, 06/15/21 (144A)	3,096,000	3,064,554
Enel S.p.A. 5.000%, 01/15/75 (EUR) (d)	100,000	111,434
7.750%, 09/10/75 (GBP) (d)	100,000	134,770
Exelon Corp. 2.450%, 04/15/21	549,000	542,402

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Exelon Corp.
2.850%, 06/15/20	3,225,000	$3,259,427
Florida Power & Light Co. 3.800%, 12/15/42 (a)	627,000	616,578
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	722,000	743,660
Northern States Power Co. 3.600%, 05/15/46	3,193,000	3,022,650
Pacific Gas & Electric Co. 4.300%, 03/15/45 (a)	839,000	858,089
4.750%, 02/15/44	545,000	598,070
Progress Energy, Inc. 4.875%, 12/01/19 (a)	409,000	439,217
Puget Sound Energy, Inc. 4.300%, 05/20/45 (a)	1,922,000	1,997,879
Southern California Edison Co. 1.250%, 11/01/17	1,080,000	1,080,136
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,395,000	3,439,240
Virginia Electric & Power Co. 4.200%, 05/15/45 (a)	1,419,000	1,443,945
4.450%, 02/15/44	437,000	458,791

		35,833,987

Electronics—0.0%
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	306,000	330,647

Entertainment—0.0%
International Game Technology plc 4.750%, 02/15/23 (EUR)	100,000	114,741
PortAventura Entertainment Barcelona B.V. 7.250%, 12/01/20 (EUR)	140,000	153,076
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	150,000	192,051

		459,868

Environmental Control—0.0%
Befesa Zinc SAU Via Zinc Capital S.A. 8.875%, 05/15/18 (EUR)	100,000	107,928
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (i)	107,110	115,145
Waste Management, Inc. 3.900%, 03/01/35 (a)	442,000	439,436

		662,509

Food—0.1%
Arcor SAIC 6.000%, 07/06/23 (144A)	341,000	355,492
Casino Guichard Perrachon S.A. 3.248%, 03/07/24 (EUR)	100,000	112,491
3.311%, 01/25/23 (EUR)	100,000	115,203
Kraft Heinz Foods Co. 6.875%, 01/26/39	678,000	851,807

Food—(Continued)
Marfrig Holdings Europe B.V. 8.000%, 06/08/23 (144A)	364,000	376,776
Minerva Luxembourg S.A. 6.500%, 09/20/26 (144A)	217,000	209,134
Sysco Corp. 4.500%, 04/01/46 (a)	676,000	681,538

		2,702,441

Forest Products & Paper—0.1%
Fibria Overseas Finance, Ltd. 5.250%, 05/12/24	141,000	141,705
Georgia-Pacific LLC 7.375%, 12/01/25	1,415,000	1,777,778
Smurfit Kappa Acquisitions 2.750%, 02/01/25 (EUR)	100,000	107,107
Suzano Austria GmbH 5.750%, 07/14/26 (144A) (a)	564,000	543,555
Suzano Trading, Ltd. 5.875%, 01/23/21 (144A) (a)	423,000	437,043

		3,007,188

Healthcare-Products—0.4%
Becton Dickinson & Co. 1.800%, 12/15/17	653,000	654,485
2.675%, 12/15/19	2,345,000	2,379,263
4.685%, 12/15/44	367,000	380,192
Boston Scientific Corp. 2.650%, 10/01/18	1,872,000	1,892,530
Medtronic, Inc. 2.500%, 03/15/20	1,749,000	1,768,573
3.625%, 03/15/24 (a)	2,067,000	2,151,028
4.625%, 03/15/44	1,365,000	1,466,227
4.625%, 03/15/45	1,353,000	1,463,162
St. Jude Medical, Inc. 2.800%, 09/15/20	1,578,000	1,586,851
3.875%, 09/15/25	505,000	508,768
Stryker Corp. 4.625%, 03/15/46	1,016,000	1,035,992

		15,287,071

Healthcare-Services—0.9%
Aetna, Inc. 2.400%, 06/15/21 (a)	3,807,000	3,789,762
3.200%, 06/15/26 (a)	3,350,000	3,314,051
4.125%, 11/15/42	786,000	749,858
4.500%, 05/15/42	881,000	893,526
4.750%, 03/15/44	690,000	725,870
Anthem, Inc. 1.875%, 01/15/18	5,068,000	5,070,230
2.300%, 07/15/18	7,006,000	7,051,798
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	756,147
Catholic Health Initiatives 4.350%, 11/01/42	550,000	488,538

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Cigna Corp. 3.250%, 04/15/25 (a)	1,947,000	$1,896,273
Dignity Health 5.267%, 11/01/64	657,000	640,921
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,581,447
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	547,000	523,291
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	792,121
RWJ Barnabas Health, Inc. 3.949%, 07/01/46	1,338,000	1,232,354
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	702,380
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	100,000	114,739
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	958,202
4.200%, 01/15/47	1,289,000	1,303,820
4.625%, 07/15/35 (a)	377,000	410,945

		32,996,273

Housewares—0.0%
Newell Brands, Inc. 2.875%, 12/01/19	906,000	922,152

Insurance—0.5%
Allstate Corp. (The) 4.200%, 12/15/46	1,564,000	1,597,187
American International Group, Inc. 3.750%, 07/10/25 (a)	1,511,000	1,520,752
3.875%, 01/15/35	673,000	632,172
3.900%, 04/01/26	2,901,000	2,952,005
4.500%, 07/16/44	1,615,000	1,592,511
Aon plc 4.750%, 05/15/45	1,506,000	1,522,239
Lincoln National Corp. 3.625%, 12/12/26 (a)	1,973,000	1,968,407
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	365,732
Prudential Financial, Inc. 4.600%, 05/15/44 (a)	2,032,000	2,114,747
Travelers Cos., Inc. (The) 4.600%, 08/01/43	1,395,000	1,508,313
XLIT, Ltd. 2.300%, 12/15/18	2,013,000	2,026,256

		17,800,321

Internet—0.1%
Amazon.com, Inc. 4.950%, 12/05/44 (a)	4,130,000	4,710,455
United Group B.V. 7.875%, 11/15/20 (EUR)	100,000	110,181

		4,820,636

Iron/Steel—0.0%
Nucor Corp. 5.200%, 08/01/43	901,000	1,016,733

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	100,000	111,581
Thomas Cook Group plc 6.250%, 06/15/22 (EUR)	100,000	110,833

		222,414

Machinery-Construction & Mining—0.0%
NEW Areva Holding S.A. 4.875%, 09/23/24 (EUR)	50,000	54,211

Machinery-Diversified—0.0%
Roper Technologies, Inc. 2.800%, 12/15/21	1,616,000	1,615,228

Media—1.8%
21st Century Fox America, Inc. 4.750%, 09/15/44	791,000	790,664
4.950%, 10/15/45	223,000	229,177
Altice Luxembourg S.A. 7.250%, 05/15/22 (EUR)	100,000	112,515
Cablevision S.A. 6.500%, 06/15/21 (144A)	277,000	281,501
CBS Corp. 2.300%, 08/15/19	2,077,000	2,083,904
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	2,563,000	2,614,862
4.464%, 07/23/22	1,885,000	1,969,883
4.908%, 07/23/25 (a)	4,289,000	4,520,306
6.384%, 10/23/35	1,407,000	1,606,558
6.484%, 10/23/45	4,668,000	5,396,577
Comcast Corp. 3.375%, 08/15/25	1,578,000	1,587,528
3.400%, 07/15/46	1,775,000	1,550,129
4.250%, 01/15/33	665,000	692,042
4.400%, 08/15/35	2,001,000	2,093,322
4.600%, 08/15/45	1,017,000	1,066,089
4.750%, 03/01/44	1,840,000	1,973,446
Discovery Communications LLC 3.450%, 03/15/25	1,396,000	1,332,545
4.875%, 04/01/43	3,493,000	3,227,860
4.900%, 03/11/26 (a)	3,044,000	3,205,387
NBCUniversal Enterprise, Inc. 5.250%, 03/29/49 (144A)	4,585,000	4,814,250
NBCUniversal Media LLC 4.450%, 01/15/43	1,514,000	1,547,107
SFR Group S.A. 5.375%, 05/15/22 (EUR)	100,000	110,265
Telenet Finance Luxembourg SCA 6.750%, 08/15/24 (EUR)	100,000	116,592

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable LLC 4.000%, 09/01/21 (a)	503,000	$516,547
4.125%, 02/15/21 (a)	3,589,000	3,710,459
4.500%, 09/15/42	161,000	145,811
5.000%, 02/01/20	1,723,000	1,828,670
5.500%, 09/01/41	588,000	597,767
Time Warner, Inc. 2.100%, 06/01/19	3,352,000	3,349,975
3.600%, 07/15/25	820,000	815,408
4.650%, 06/01/44	1,877,000	1,794,686
4.850%, 07/15/45 (a)	1,884,000	1,886,052
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.000%, 01/15/25 (EUR)	105,000	114,949
5.625%, 04/15/23 (EUR)	80,000	90,212
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	100,000	105,002
Viacom, Inc. 2.250%, 02/04/22	2,428,000	2,281,698
2.750%, 12/15/19	1,650,000	1,647,844
3.450%, 10/04/26 (a)	873,000	806,826
4.375%, 03/15/43	1,780,000	1,417,868
4.500%, 03/01/21 (a)	1,779,000	1,859,046
5.250%, 04/01/44	957,000	870,622
Virgin Media Secured Finance plc 5.125%, 01/15/25 (GBP)	100,000	125,988
6.000%, 04/15/21 (GBP)	139,636	178,971

		67,066,910

Mining—0.2%
Anglo American Capital plc 1.500%, 04/01/20 (EUR)	100,000	105,121
3.500%, 03/28/22 (EUR)	100,000	111,917
Barrick Gold Corp. 5.250%, 04/01/42 (a)	2,420,000	2,357,075
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43 (a)	2,230,000	2,490,821
Newmont Mining Corp. 4.875%, 03/15/42	660,000	619,246
Rio Tinto Finance USA plc 4.125%, 08/21/42	1,510,000	1,483,114

		7,167,294

Miscellaneous Manufacturing—0.3%
Eaton Corp. 2.750%, 11/02/22	8,185,000	8,106,702
General Electric Co. 4.500%, 03/11/44	2,960,000	3,177,486
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	306,000	312,192

		11,596,380

Oil & Gas—1.6%
Anadarko Petroleum Corp. 4.500%, 07/15/44	1,209,000	1,135,917
7.950%, 06/15/39	614,000	794,895
Apache Corp. 4.250%, 01/15/44	4,200,000	4,140,457
BP Capital Markets plc 2.237%, 05/10/19	3,701,000	3,723,424
Continental Resources, Inc. 3.800%, 06/01/24	1,310,000	1,208,475
4.900%, 06/01/44 (a)	1,500,000	1,282,500
Devon Energy Corp. 5.600%, 07/15/41	3,717,000	3,828,495
EOG Resources, Inc. 3.900%, 04/01/35	680,000	643,981
4.150%, 01/15/26 (a)	1,047,000	1,095,680
Exxon Mobil Corp. 1.819%, 03/15/19 (a)	3,300,000	3,305,415
4.114%, 03/01/46 (a)	1,386,000	1,419,644
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A)	341,000	350,879
Marathon Petroleum Corp. 4.750%, 09/15/44 (a)	1,016,000	900,691
Nabors Industries, Inc. 5.500%, 01/15/23 (144A)	1,051,000	1,094,354
Noble Energy, Inc. 5.050%, 11/15/44	1,094,000	1,097,225
Petro-Canada 6.800%, 05/15/38	1,110,000	1,439,417
Petrobras Argentina S.A. 7.375%, 07/21/23 (144A)	649,000	632,775
Petrobras Global Finance B.V. 3.000%, 01/15/19	1,535,000	1,496,164
3.020%, 01/15/19 (a) (d)	1,113,000	1,092,944
4.875%, 03/17/20 (a)	864,000	854,237
5.375%, 01/27/21 (a)	3,302,000	3,229,356
5.750%, 01/20/20 (a)	3,229,000	3,269,362
6.250%, 12/14/26 (GBP)	444,000	508,773
7.875%, 03/15/19	2,279,000	2,442,723
8.375%, 05/23/21	2,076,000	2,236,890
8.750%, 05/23/26 (a)	139,000	149,946
Petroleos Mexicanos 4.625%, 09/21/23 (144A)	224,000	217,907
6.500%, 03/13/27 (144A)	4,690,000	4,837,735
Phillips 66 4.875%, 11/15/44	1,027,000	1,084,579
Pioneer Natural Resources Co. 4.450%, 01/15/26 (a)	660,000	699,312
Shell International Finance B.V. 3.625%, 08/21/42 (a)	1,100,000	994,475
4.125%, 05/11/35 (a)	2,748,000	2,805,876
Suncor Energy, Inc. 6.850%, 06/01/39	1,300,000	1,723,368
Transocean, Inc. 6.800%, 03/15/38	582,000	451,050
Valero Energy Corp. 3.650%, 03/15/25 (a)	2,548,000	2,527,127

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Woodside Finance, Ltd. 3.650%, 03/05/25 (144A)	353,000	$344,840
YPF S.A. 8.500%, 03/23/21 (144A)	139,000	149,091
8.500%, 03/23/21	225,000	241,335
8.500%, 07/28/25 (144A)	781,000	791,934
8.500%, 07/28/25	69,000	69,966
8.750%, 04/04/24 (144A)	339,000	351,374
8.875%, 12/19/18 (144A)	802,000	872,376

		61,536,964

Oil & Gas Services—0.1%
Halliburton Co. 3.800%, 11/15/25 (a)	2,410,000	2,448,312
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	2,972,000	3,034,866

		5,483,178

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.250%, 01/15/22 (EUR)	100,000	108,818
6.750%, 05/15/24 (EUR)	100,000	112,370
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	100,000	111,458

		332,646

Pharmaceuticals—1.5%
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,448,900
2.900%, 11/06/22	1,946,000	1,922,160
4.400%, 11/06/42	200,000	188,149
4.500%, 05/14/35	674,000	662,223
Actavis Funding SCS 2.350%, 03/12/18	3,614,000	3,634,893
3.000%, 03/12/20	5,509,000	5,585,371
3.800%, 03/15/25 (a)	9,701,000	9,712,428
4.750%, 03/15/45 (a)	4,690,000	4,604,332
AmerisourceBergen Corp. 1.150%, 05/15/17	2,313,000	2,312,156
AstraZeneca plc 4.375%, 11/16/45	768,000	770,883
Bristol-Myers Squibb Co. 4.500%, 03/01/44	2,789,000	3,024,696
Eli Lilly & Co. 3.700%, 03/01/45	979,000	928,699
Express Scripts Holding Co. 1.250%, 06/02/17	1,840,000	1,833,157
Mylan NV 5.250%, 06/15/46 (144A)	2,945,000	2,716,153
Mylan, Inc. 3.125%, 01/15/23 (144A)	1,298,000	1,225,591
Novartis Capital Corp. 4.000%, 11/20/45 (a)	3,120,000	3,148,660
4.400%, 05/06/44	1,358,000	1,464,522

Pharmaceuticals—(Continued)
Pfizer, Inc. 4.125%, 12/15/46	3,986,000	4,054,806
4.300%, 06/15/43 (a)	851,000	880,940
4.400%, 05/15/44	969,000	1,023,512
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	841,000	851,803
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	2,844,000	2,692,105

		56,686,139

Pipelines—0.7%
Energy Transfer Partners L.P. 5.150%, 03/15/45	2,476,000	2,374,682
6.125%, 12/15/45 (a)	3,284,000	3,493,976
Enterprise Products Operating LLC 4.450%, 02/15/43	1,371,000	1,299,459
4.900%, 05/15/46 (a)	799,000	820,174
5.100%, 02/15/45	501,000	528,379
GNL Quintero S.A. 4.634%, 07/31/29 (144A)	384,000	378,240
4.634%, 07/31/29	200,000	197,000
Kinder Morgan Energy Partners L.P. 3.500%, 03/01/21 (a)	1,667,000	1,692,405
3.950%, 09/01/22 (a)	1,124,000	1,154,017
4.700%, 11/01/42 (a)	1,879,000	1,750,649
5.625%, 09/01/41	463,000	465,028
Kinder Morgan, Inc. 3.050%, 12/01/19	703,000	713,092
5.050%, 02/15/46 (a)	1,490,000	1,474,959
5.550%, 06/01/45 (a)	1,087,000	1,143,277
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25 (a)	1,520,000	1,570,362
Spectra Energy Partners L.P. 3.375%, 10/15/26 (a)	972,000	929,693
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	424,000	410,406
5.350%, 05/15/45	670,000	646,992
TransCanada PipeLines, Ltd. 1.875%, 01/12/18	1,111,000	1,112,744
2.500%, 08/01/22 (a)	1,407,000	1,373,969
4.625%, 03/01/34	1,529,000	1,612,318
Williams Partners L.P. 4.000%, 09/15/25 (a)	3,350,000	3,312,410

		28,454,231

Real Estate Investment Trusts—0.2%
American Tower Corp. 3.300%, 02/15/21	1,342,000	1,357,285
3.450%, 09/15/21 (a)	1,554,000	1,574,106
3.500%, 01/31/23	397,000	398,201
4.400%, 02/15/26	264,000	269,769
5.000%, 02/15/24	391,000	420,975
Crown Castle International Corp. 2.250%, 09/01/21 (a)	2,481,000	2,400,236
3.400%, 02/15/21 (a)	668,000	677,854

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Simon Property Group L.P. 4.250%, 10/01/44 (a)	825,000	$814,049

		7,912,475

Retail—0.4%
CVS Health Corp. 5.300%, 12/05/43	843,000	955,191
Home Depot, Inc. (The) 4.400%, 03/15/45	493,000	525,388
5.400%, 09/15/40	677,000	806,739
Lowe’s Cos., Inc. 4.250%, 09/15/44	524,000	531,452
4.375%, 09/15/45	344,000	354,386
Macy’s Retail Holdings, Inc. 4.500%, 12/15/34	1,439,000	1,286,380
McDonald’s Corp. 4.600%, 05/26/45	135,000	139,395
4.700%, 12/09/35 (a)	433,000	458,078
4.875%, 12/09/45	510,000	546,248
Punch Taverns Finance B, Ltd. 5.267%, 03/30/24 (GBP)	94,864	110,555
QVC, Inc. 3.125%, 04/01/19 (a)	1,103,000	1,114,477
5.125%, 07/02/22 (a)	1,817,000	1,880,920
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	138,196	178,976
Wal-Mart Stores, Inc. 4.000%, 04/11/43	708,000	711,238
Walgreens Boots Alliance, Inc. 4.650%, 06/01/46	114,000	115,684
4.800%, 11/18/44	3,520,000	3,617,888

		13,332,995

Savings & Loans—0.1%
Washington Mutual Bank Zero Coupon, 05/01/09 (j)	3,780,000	803,250
Zero Coupon, 11/06/09 (j)	2,190,000	465,375
Zero Coupon, 06/16/10 (j)	1,310,000	278,375
Zero Coupon, 02/04/11 (j)	1,247,000	264,987
5.550%, 06/16/10	250,000	53,125

		1,865,112

Semiconductors—0.4%
Analog Devices, Inc. 3.900%, 12/15/25	347,000	355,566
5.300%, 12/15/45	353,000	388,171
Intel Corp. 4.100%, 05/19/46 (a)	4,300,000	4,262,061
Lam Research Corp. 2.800%, 06/15/21	1,643,000	1,634,151
QUALCOMM, Inc. 4.800%, 05/20/45	6,481,000	6,925,785

		13,565,734

Software—0.6%
Fidelity National Information Services, Inc. 3.625%, 10/15/20	259,000	268,134
Microsoft Corp. 3.500%, 02/12/35	2,044,000	1,967,513
3.700%, 08/08/46 (a)	10,857,000	10,221,485
3.750%, 02/12/45	1,050,000	984,639
4.450%, 11/03/45	988,000	1,052,634
Oracle Corp. 3.250%, 05/15/30 (a)	2,792,000	2,720,807
4.000%, 07/15/46	5,104,000	4,881,956
4.375%, 05/15/55	939,000	933,948
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (EUR)	100,000	97,402

		23,128,518

Telecommunications—0.9%
AT&T, Inc. 4.300%, 12/15/42	2,302,000	2,060,693
4.750%, 05/15/46	1,863,000	1,765,042
6.375%, 03/01/41	1,032,000	1,188,467
Cellnex Telecom S.A. 2.375%, 01/16/24 (EUR)	100,000	104,117
Digicel, Ltd. 6.000%, 04/15/21 (144A)	477,000	431,432
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	110,266
Juniper Networks, Inc. 3.300%, 06/15/20	1,478,000	1,509,576
Orange S.A. 4.000%, 10/01/21 (EUR) (d)	150,000	166,595
5.500%, 02/06/44 (a)	1,256,000	1,442,647
OTE plc 3.500%, 07/09/20 (EUR)	100,000	107,318
Rogers Communications, Inc. 5.000%, 03/15/44	394,000	421,462
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	8,012,000	8,026,982
Telecom Italia S.p.A. 3.250%, 01/16/23 (EUR)	200,000	221,806
Telefonica Europe B.V. 5.000%, 03/31/20 (EUR) (d)	100,000	109,081
Verizon Communications, Inc. 3.850%, 11/01/42	1,848,000	1,601,358
4.125%, 08/15/46	1,009,000	913,167
4.400%, 11/01/34	3,524,000	3,478,139
4.862%, 08/21/46 (a)	7,403,000	7,501,415
5.050%, 03/15/34	1,201,000	1,264,696
Vodafone Group plc 4.375%, 02/19/43 (a)	2,600,000	2,300,485
Wind Acquisition Finance S.A. 4.000%, 07/15/20 (EUR)	100,000	107,199

		34,831,943

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	758,000	$768,692
4.700%, 09/01/45	665,000	727,852
CSX Corp. 4.250%, 11/01/66	1,510,000	1,378,002
FedEx Corp. 3.900%, 02/01/35	219,000	210,290
4.100%, 02/01/45	1,295,000	1,212,560
4.550%, 04/01/46	1,393,000	1,403,739
4.750%, 11/15/45 (a)	3,205,000	3,319,332
4.900%, 01/15/34 (a)	190,000	202,532
Norfolk Southern Corp. 4.450%, 06/15/45 (a)	1,195,000	1,238,601
6.000%, 05/23/11	1,322,000	1,546,507
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	100,000	111,297
Union Pacific Corp. 3.375%, 02/01/35	668,000	631,756
3.875%, 02/01/55	1,301,000	1,195,022
4.050%, 11/15/45	196,000	197,263
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	1,716,206	1,692,900

		15,836,345

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 2.875%, 09/17/18 (144A)	3,355,000	3,396,937
GATX Corp. 2.600%, 03/30/20 (a)	1,747,000	1,725,458
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A) (a)	3,274,000	3,132,475

		8,254,870

Total Corporate Bonds & Notes (Cost $937,791,236)		929,428,130

Asset-Backed Securities—12.3%

Asset-Backed - Credit Card—0.1%
CHLUPA Trust 3.326%, 08/15/20 (144A)	700,456	701,283
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,624,747

		2,326,030

Asset-Backed - Home Equity—0.7%
ACE Securities Corp. Home Equity Loan Trust 0.886%, 05/25/37 (d)	1,299,983	416,782
Bayview Financial Revolving Asset Trust 1.603%, 12/28/40 (144A) (d)	743,095	603,939
1.756%, 05/28/39 (144A) (d)	8,849,990	6,258,912

Asset-Backed - Home Equity—(Continued)
Bayview Opportunity Master Fund Trust 1.106%, 04/25/37 (d)	2,700,836	1,653,319
Bear Stearns Asset-Backed Securities Trust 0.896%, 11/25/36 (d)	2,334,835	2,010,848
1.784%, 01/25/36 (d)	311,515	296,963
6.250%, 12/25/35	3,101,897	2,706,411
6.250%, 02/25/36	3,677,541	2,792,827
Citigroup Mortgage Loan Trust, Inc. 1.006%, 08/25/36 (d)	1,810,000	1,405,293
Countrywide Asset-Backed Certificates 1.076%, 10/25/36 (d)	2,188,649	1,887,506
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	739,709	741,191
6.155%, 06/25/35	472,105	441,999
Home Equity Mortgage Loan Asset-Backed Trust 2.781%, 07/25/34 (d)	342,613	323,056
Home Equity Mortgage Trust 5.867%, 07/25/36	888,694	377,300
Home Loan Mortgage Loan Trust 1.064%, 04/15/36 (d)	1,188,319	1,074,079
JPMorgan Mortgage Acquisition Trust 6.000%, 07/25/36	360,792	197,139
6.410%, 07/25/36	489,241	267,162
MASTR Asset-Backed Securities Trust 1.016%, 06/25/36 (144A) (d)	665,000	437,121
1.036%, 05/25/37 (d)	621,846	372,807
Nationstar Home Equity Loan Trust 0.936%, 06/25/37 (d)	180,000	169,738

		24,434,392

Asset-Backed - Manufactured Housing—0.4%
Bank of America Manufactured Housing Contract Trust 7.930%, 12/10/25 (d)	4,000,000	3,625,108
BCMSC Trust 7.575%, 06/15/30 (d)	1,272,962	591,043
7.830%, 06/15/30 (d)	1,181,324	566,882
8.290%, 06/15/30 (d)	2,023,160	1,027,658
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	1,036,684	745,791
7.970%, 05/01/32	2,347,898	1,332,610
8.200%, 05/01/31	1,894,302	1,396,117
Conseco Financial Corp. 6.280%, 09/01/30	724,221	761,820
7.500%, 03/01/30 (d)	536,277	437,648
7.860%, 03/01/30 (d)	733,440	616,850
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (d)	720,000	791,410
Greenpoint Manufactured Housing 8.290%, 12/15/29 (d)	440,000	476,993
9.230%, 12/15/29 (d)	626,055	555,401
Lehman ABS Manufactured Housing Contract Trust Zero Coupon, 04/15/40 (d)	2,430,000	2,614,006
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (d)	324,726	294,694

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust 7.820%, 03/15/32 (d)	358,724	$355,700

		16,189,731

Asset-Backed - Other—9.8%
ACAS CLO, Ltd. 3.082%, 10/25/25 (144A) (d)	500,000	500,078
3.317%, 09/20/23 (144A) (d)	2,290,000	2,289,835
Adirondack Park CLO, Ltd. 2.880%, 04/15/24 (144A) (d)	500,000	500,272
Ajax Mortgage Loan Trust 4.000%, 10/25/57 (144A)	986,670	988,763
4.000%, 09/25/65 (144A)	1,375,904	1,373,132
ALM, Ltd. 2.320%, 07/28/26 (144A) (d)	2,690,000	2,689,989
3.032%, 10/18/27 (144A) (d)	900,000	901,754
3.840%, 07/28/26 (144A) (d)	514,000	514,191
4.130%, 04/16/27 (144A) (d)	625,000	626,486
American Homes 4 Rent 1.736%, 06/17/31 (144A) (d)	475,994	474,306
American Money Management Corp. 4.480%, 01/15/22 (144A) (d)	1,060,000	1,063,442
AMMC CLO, Ltd. 2.507%, 05/26/28 (144A) (d)	2,180,000	2,187,235
2.782%, 05/10/25 (144A) (d)	738,000	738,148
3.202%, 11/15/27 (144A) (d)	620,000	621,481
Anchorage Capital CLO, Ltd. 2.068%, 07/13/25 (144A) (d)	835,000	834,176
2.628%, 07/13/25 (144A) (d)	550,000	546,996
2.908%, 04/28/26 (144A) (d)	710,000	709,991
3.508%, 04/28/26 (144A) (d)	250,000	249,996
3.578%, 07/13/25 (144A) (d)	590,000	590,537
Apidos CLO 1.980%, 04/15/25 (144A) (d)	3,204,000	3,189,704
2.241%, 01/16/27 (144A) (d)	750,000	750,000
2.328%, 01/19/25 (144A) (d)	600,000	600,742
2.730%, 07/15/23 (144A) (d)	2,065,000	2,048,589
Arbor Realty Collateralized Loan Obligation, Ltd. 2.454%, 09/15/25 (144A) (d)	940,000	941,175
Arbor Realty Commercial Real Estate Notes, Ltd. 2.238%, 09/15/26 (144A) (d)	1,590,000	1,593,027
Ares CLO, Ltd. 2.630%, 01/17/24 (144A) (d)	2,990,000	2,989,982
3.380%, 01/17/24 (144A) (d)	870,000	868,203
Atlas Senior Loan Fund CLO, Ltd. 2.298%, 07/16/26 (144A) (d)	700,000	699,647
Atlas Senior Loan Fund, Ltd. 2.406%, 02/17/26 (144A) (d)	2,920,000	2,920,873
2.868%, 07/16/26 (144A) (d)	1,010,000	1,009,993
3.406%, 08/15/24 (144A) (d)	410,000	403,148
Atrium XII 3.932%, 10/22/26 (144A) (d)	369,000	370,840
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	616,139	610,293
3.336%, 11/15/48 (144A)	611,287	617,017

Asset-Backed - Other—(Continued)
Babson CLO, Ltd. 2.880%, 04/15/22 (144A) (d)	500,000	500,419
3.380%, 04/15/22 (144A) (d)	500,000	500,136
Battalion CLO, Ltd. 2.282%, 10/22/25 (144A) (d)	5,205,000	5,205,177
Bayview Opportunity Master Fund Trust 3.475%, 07/28/31 (144A)	2,150,600	2,138,010
3.598%, 09/29/31 (144A)	6,116,547	6,093,709
3.623%, 04/28/30 (144A)	395,791	396,639
Benefit Street Partners CLO, Ltd. 2.080%, 07/15/24 (144A) (d)	2,240,000	2,234,931
3.131%, 01/20/28 (144A) (d)	2,010,000	2,017,302
3.132%, 10/15/25 (144A) (d)	3,000,000	2,988,405
Betony CLO, Ltd. 3.756%, 04/15/27 (144A) (d)	520,000	518,700
BlueMountain CLO, Ltd. 1.371%, 07/15/18 (144A) (d)	500,000	496,161
2.380%, 04/15/25 (144A) (d)	3,130,000	3,130,955
3.431%, 07/20/23 (144A) (d)	250,000	250,081
C-BASS Trust 0.754%, 04/25/37 (d)	498,872	365,713
0.866%, 11/25/36 (d)	555,259	318,550
0.916%, 10/25/36 (d)	324,039	217,704
0.986%, 11/25/36 (d)	93,745	54,872
3.869%, 01/25/37	2,716,603	1,150,222
Canyon Capital CLO, Ltd. 1.213%, 12/15/20 (144A) (d)	509,573	503,079
Carlyle Global Market Strategies CLO, Ltd. 2.330%, 01/20/29 (144A) (d)	7,485,000	7,506,063
2.981%, 07/20/23 (144A) (d)	1,230,000	1,230,041
3.530%, 07/15/25 (144A) (d)	270,000	270,111
3.630%, 04/17/25 (144A) (d)	760,000	760,000
Carrington Mortgage Loan Trust 0.816%, 01/25/37 (d)	209,946	167,491
0.876%, 10/25/36 (d)	598,779	366,644
0.906%, 06/25/37 (d)	624,808	578,627
0.916%, 10/25/36 (d)	720,611	495,076
0.976%, 12/25/36 (d)	730,000	423,161
0.996%, 08/25/36 (d)	4,800,000	2,868,033
Catamaran CLO, Ltd. 2.870%, 12/20/23 (144A) (d)	1,170,000	1,170,000
Cedar Funding V CLO, Ltd. 2.243%, 07/17/28 (144A) (d)	770,000	771,802
Chase Funding Trust 6.333%, 04/25/32	563,630	571,356
CIFC Funding, Ltd. 2.091%, 01/22/27 (144A) (d)	610,000	608,658
2.258%, 01/17/27 (144A) (d)	7,295,000	7,294,971
2.410%, 05/24/26 (144A) (d)	4,284,000	4,293,690
2.780%, 04/16/25 (144A) (d)	1,920,000	1,920,021
2.787%, 11/27/24 (144A) (d)	1,270,000	1,269,983
2.882%, 07/22/26 (144A) (d)	290,000	290,019
3.379%, 08/14/24 (144A) (d)	200,000	200,055
3.558%, 01/17/27 (144A) (d)	290,000	289,997
3.582%, 01/29/25 (144A) (d)	570,000	569,990
3.682%, 07/22/26 (144A) (d)	470,000	470,062

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Colony American Homes 1.936%, 07/17/32 (144A) (d)	1,691,520	$1,693,507
Countrywide Asset-Backed Certificates 0.916%, 01/25/46 (d)	2,849,940	2,697,334
0.976%, 12/25/25 (d)	126,157	127,667
Countrywide Asset-Backed Certificates Trust 0.744%, 09/25/46 (d)	176,228	164,584
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.004%, 12/15/33 (144A) (d)	909,884	782,462
Countrywide Revolving Home Equity Loan Trust 0.884%, 05/15/35 (d)	702,666	604,763
Credit-Based Asset Servicing & Securitization LLC 3.503%, 12/25/36	271,459	201,514
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,881,180	7,012,590
Dryden Senior Loan Fund 2.006%, 08/15/25 (144A) (d)	1,035,000	1,029,798
2.054%, 01/15/25 (144A) (d)	610,000	609,998
3.354%, 01/15/25 (144A) (d)	330,000	330,278
Finn Square CLO, Ltd. 2.207%, 12/24/23 (144A) (d)	434,000	434,008
2.697%, 12/24/23 (144A) (d)	370,000	369,999
First Franklin Mortgage Loan Trust 0.916%, 04/25/36 (d)	609,564	533,547
0.966%, 12/25/36 (d)	11,627,392	7,111,371
Flatiron CLO, Ltd. 4.253%, 10/25/21 (144A) (d)	790,000	789,990
Fraser Sullivan CLO, Ltd. 3.381%, 04/20/23 (144A) (d)	1,150,000	1,146,671
GE-WMC Asset-Backed Pass-Through Certificates 1.006%, 12/25/35 (d)	311,744	296,633
GoldenTree Loan Opportunities, Ltd. 1.629%, 08/18/22 (144A) (d)	700,000	693,740
GT Loan Financing, Ltd. 2.160%, 10/28/24 (144A) (d)	5,670,000	5,670,238
Highbridge Loan Management, Ltd. 2.531%, 09/20/22 (144A) (d)	1,720,000	1,721,214
Invitation Homes Trust 1.836%, 09/17/31 (144A) (d)	2,792,157	2,788,571
2.036%, 08/17/32 (144A) (d)	2,076,055	2,081,168
2.936%, 09/17/31 (144A) (d)	670,000	671,969
3.736%, 12/17/31 (144A) (d)	470,000	469,999
KKR Financial CLO, Ltd. 2.030%, 07/15/25 (144A) (d)	4,895,000	4,890,859
Knollwood CDO, Ltd. 4.076%, 01/10/39 (144A) (d) (k)	809,910	8
LCM L.P. 3.028%, 04/19/22 (144A) (d)	940,000	940,102
3.181%, 04/20/27 (144A) (d)	990,000	991,139
4.030%, 08/25/24 (144A) (d)	430,000	430,336
4.031%, 04/20/27 (144A) (d)	250,000	250,474
Lehman ABS Mortgage Loan Trust 0.846%, 06/25/37 (144A) (d)	245,031	150,162

Asset-Backed - Other—(Continued)
Lime Street CLO, Ltd. 1.547%, 06/20/21 (144A) (d)	500,000	486,983
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	3,619,014	3,643,894
Long Beach Mortgage Loan Trust 0.916%, 11/25/36 (d)	3,133,453	1,406,054
0.946%, 03/25/46 (d)	2,945,709	1,336,374
0.976%, 02/25/36 (d)	2,815,304	2,459,396
0.976%, 11/25/36 (d)	922,027	417,400
1.046%, 03/25/46 (d)	869,678	401,342
Madison Park Funding, Ltd. 2.332%, 10/23/25 (144A) (d)	616,000	606,826
Merrill Lynch First Franklin Mortgage Loan Trust 0.996%, 05/25/37 (d)	12,108,115	7,220,287
Morgan Stanley IXIS Real Estate Capital Trust 0.866%, 11/25/36 (d)	544,124	245,329
Mountain Hawk CLO, Ltd. 3.061%, 01/20/24 (144A) (d)	1,250,000	1,250,031
Muir Woods CLO, Ltd. 4.709%, 09/14/23 (144A) (d)	520,000	520,485
Neuberger Berman CLO, Ltd. 3.050%, 04/15/26 (144A) (d)	775,000	775,801
3.182%, 01/23/24 (144A) (d)	3,945,000	3,945,552
Nomura Asset Acceptance Corp. Alternative Loan Trust 1.156%, 10/25/36 (144A) (d)	518,157	471,673
Northwoods Capital, Ltd. 2.302%, 01/18/24 (144A) (d)	5,070,000	5,070,213
Oaktree EIF, Ltd. 3.206%, 11/15/25 (144A) (d)	1,195,000	1,195,116
OCP CLO, Ltd. 2.410%, 04/17/27 (144A) (d)	1,220,000	1,220,536
2.456%, 10/18/28 (144A) (d)	540,000	541,119
Octagon Investment Partners, Ltd. 2.000%, 07/17/25 (144A) (d)	5,600,000	5,594,630
2.212%, 10/25/25 (144A) (d)	500,000	500,003
2.610%, 10/25/25 (144A) (d)	2,920,000	2,920,499
OHA Credit Partners, Ltd. 2.001%, 04/20/25 (144A) (d)	590,000	589,428
OHA Loan Funding, Ltd. 2.190%, 08/23/24 (144A) (d)	5,670,000	5,670,108
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	1,436,288	1,436,360
3.020%, 09/18/24 (144A)	2,000,000	1,999,191
3.240%, 06/18/24 (144A)	910,000	913,672
4.320%, 07/18/25 (144A)	3,100,000	3,057,369
5.310%, 09/18/24 (144A)	500,000	502,138
OZLM Funding, Ltd. 2.032%, 07/22/25 (144A) (d)	9,625,000	9,613,893
2.308%, 10/30/27 (144A) (d)	12,103,000	12,161,470
3.700%, 01/22/29 (144A) (d)	3,950,000	3,949,980
OZLM, Ltd. 2.406%, 01/20/29 (144A) (d)	1,950,000	1,950,000
2.866%, 01/20/29 (144A) (d)	810,000	810,000
2.930%, 07/17/26 (144A) (d)	1,250,000	1,256,762
3.780%, 04/17/26 (144A) (d)	960,000	960,132

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Palmer Square CLO, Ltd. 3.930%, 10/17/25 (144A) (d)	360,000	$360,026
PFS Tax Lien Trust 1.440%, 05/15/29 (144A)	1,605,519	1,594,750
Pretium Mortgage Credit Partners LLC 3.500%, 10/27/31 (144A)	1,690,258	1,682,845
4.375%, 11/27/30 (144A)	1,927,042	1,942,645
4.375%, 05/27/31 (144A)	2,434,126	2,456,873
Progress Residential Trust 2.236%, 09/17/33 (144A) (d)	1,127,351	1,137,183
2.740%, 06/12/32 (144A)	1,118,979	1,111,514
4.090%, 01/17/34 (144A) (d)	650,000	647,128
4.586%, 09/17/33 (144A) (d)	1,190,000	1,211,071
6.643%, 11/12/32 (144A)	250,000	254,701
Race Point CLO, Ltd. 2.161%, 02/20/25 (144A) (d)	1,635,000	1,634,209
2.390%, 04/15/27 (144A) (d)	720,000	721,676
2.650%, 11/08/24 (144A) (d)	1,300,000	1,299,975
3.187%, 12/15/22 (144A) (d)	490,000	490,831
RCO Mortgage LLC 4.256%, 11/25/45 (144A) (d)	624,647	622,405
SG Mortgage Securities Trust 0.966%, 10/25/36 (d)	570,000	361,196
Shackleton CLO, Ltd. 2.704%, 10/20/23 (144A) (d)	830,000	829,994
3.504%, 10/20/23 (144A) (d)	500,000	499,994
Silvermore CLO, Ltd. 2.356%, 05/15/26 (144A) (d)	6,462,680	6,431,498
Sound Point CLO, Ltd. 2.084%, 04/26/25 (144A) (d)	500,000	499,863
2.241%, 10/20/26 (144A) (d)	250,000	249,591
2.251%, 01/21/26 (144A) (d)	2,185,000	2,184,812
2.411%, 01/23/29 (144A) (d)	3,080,000	3,083,625
2.541%, 10/20/28 (144A) (d)	1,240,000	1,244,381
Soundview Home Loan Trust 1.551%, 01/25/35 (d)	86,964	82,351
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	4,263,998	4,285,318
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,062,609
Stanwich Mortgage Loan Co. LLC 3.721%, 08/16/46 (144A)	1,363,537	1,365,228
Sunset Mortgage Loan Co. LLC 3.721%, 11/16/44 (144A)	731,484	730,570
SWAY Residential Trust 2.036%, 01/17/32 (144A) (d)	6,002,691	6,006,585
Symphony CLO, Ltd. 2.180%, 10/15/25 (144A) (d)	8,810,000	8,803,859
3.080%, 01/17/25 (144A) (d)	360,000	360,058
3.080%, 10/17/26 (144A) (d)	6,170,000	6,170,574
3.630%, 10/15/25 (144A) (d)	1,560,000	1,561,343
TICP CLO, Ltd. 2.421%, 01/20/27 (144A) (d)	1,290,000	1,290,155
3.231%, 01/20/27 (144A) (d)	340,000	340,011
Tricon American Homes Trust 1.986%, 05/17/32 (144A) (d)	727,649	724,069

Asset-Backed - Other—(Continued)
Trimaran CLO, Ltd. 1.633%, 06/15/21 (144A) (d)	230,000	226,696
U.S. Residential Opportunity Fund Trust 3.475%, 07/27/36 (144A)	9,304,241	9,260,454
3.475%, 08/27/36 (144A)	14,713,068	14,643,296
3.598%, 10/27/36 (144A)	8,143,838	8,114,534
Venture CLO, Ltd. 2.333%, 01/15/27 (144A) (d)	890,000	889,555
2.860%, 07/20/22 (144A) (d)	3,200,000	3,199,974
2.880%, 04/15/26 (144A) (d)	450,000	450,187
2.980%, 07/15/26 (144A) (d)	490,000	490,342
Vericrest Opportunity Loan Trust LLC 3.500%, 09/25/46 (144A)	435,247	434,091
3.844%, 06/25/46 (144A)	6,893,533	6,903,355
Vibrant CLO, Ltd. 2.386%, 04/20/26 (144A) (d)	570,000	570,000
2.546%, 01/20/29 (144A) (d)	1,020,000	1,020,000
2.956%, 04/20/26 (144A) (d)	290,000	290,000
Voya CLO, Ltd. 2.032%, 04/25/25 (144A) (d)	1,780,000	1,778,717
2.332%, 01/18/26 (144A) (d)	3,140,000	3,140,597
2.682%, 01/18/26 (144A) (d)	1,285,000	1,282,245
2.830%, 10/15/22 (144A) (d)	1,670,000	1,667,438
Washington Mutural Asset-Backed Certificates Trust 0.911%, 10/25/36 (d)	1,083,239	792,926
0.936%, 09/25/36 (d)	2,554,628	1,160,319
WestVue Mortgage Loan Trust 4.500%, 09/25/20 (144A)	731,383	737,617
Wind River CLO, Ltd. 2.330%, 07/15/26 (144A) (d)	2,080,000	2,077,369
Ziggurat CLO, Ltd. 2.460%, 10/17/26 (144A) (d)	12,105,000	12,105,351

		373,837,975

Asset-Backed - Student Loan—1.3%
Navient Private Education Loan Trust 1.904%, 12/15/28 (144A) (d)	830,000	837,915
2.404%, 11/15/30 (144A) (d)	2,507,000	2,574,345
2.454%, 10/17/44 (144A) (d)	4,595,000	4,361,510
2.650%, 12/15/28 (144A)	880,000	879,644
3.500%, 12/16/58 (144A) (d)	970,000	867,296
Scholar Funding Trust 1.406%, 01/30/45 (144A) (d)	7,422,678	7,090,170
1.790%, 10/28/43 (144A) (d)	1,068,761	1,031,654
SLM Private Credit Student Loan Trust 1.133%, 03/15/23 (d)	279,810	278,763
1.163%, 06/15/21 (d)	382,766	382,191
1.293%, 03/15/24 (d)	4,800,000	4,617,647
SLM Private Education Loan Trust 1.554%, 02/15/22 (144A) (d)	247,925	248,020
2.104%, 10/15/31 (144A) (d)	3,740,000	3,782,865
2.500%, 03/15/47 (144A)	720,000	690,448
2.954%, 06/16/42 (144A) (d)	3,271,000	3,403,260
3.000%, 05/16/44 (144A)	970,000	937,881

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SMB Private Education Loan Trust 1.904%, 07/15/27 (144A) (d)	930,000	$943,777
SMB Private Education Loan Trust
2.104%, 07/15/27 (144A) (d)	420,000	427,292
2.154%, 02/17/32 (144A) (d)	2,090,000	2,139,989
2.204%, 05/15/31 (144A) (d)	2,440,000	2,503,555
2.204%, 04/15/32 (144A) (d)	730,000	744,115
2.430%, 02/17/32 (144A)	1,556,000	1,522,464
2.454%, 05/17/32 (144A) (d)	3,490,000	3,616,011
2.490%, 06/15/27 (144A)	1,210,000	1,196,470
2.700%, 05/15/31 (144A)	1,225,000	1,216,190
3.500%, 12/17/40 (144A)	2,090,000	1,874,184
SoFi Professional Loan Program LLC 2.340%, 04/25/33 (144A)	470,000	460,392
2.360%, 12/27/32 (144A)	770,000	758,348

		49,386,396

Total Asset-Backed Securities (Cost $463,028,138)		466,174,524

Mortgage-Backed Securities—6.5%

Collateralized Mortgage Obligations—2.5%
Ajax Mortgage Loan Trust 4.250%, 08/25/64 (144A)	1,858,128	1,858,712
American Home Mortgage Assets Trust 1.487%, 11/25/46 (d)	341,443	176,684
1.507%, 10/25/46 (d)	661,091	524,372
Angel Oak Mortgage Trust LLC 3.500%, 07/25/46 (144A)	1,203,013	1,195,625
4.500%, 11/25/45 (144A)	460,391	463,057
APS Resecuritization Trust 1.993%, 04/27/47 (144A) (d)	1,144,428	1,131,599
2.855%, 09/27/46 (144A) (d)	3,906,494	3,885,563
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,808,281	1,762,456
COLT Funding LLC 3.756%, 12/26/45 (144A) (d)	797,917	791,880
Countrywide Alternative Loan Trust 0.896%, 04/25/47 (d)	1,061,163	871,557
0.896%, 05/25/47 (d)	3,679,877	3,094,621
0.929%, 03/20/47 (d)	2,317,438	1,596,739
0.939%, 07/20/46 (d)	4,218,724	2,180,131
0.946%, 10/25/46 (d)	1,535,923	1,304,730
0.966%, 07/25/46 (d)	1,866,759	1,559,439
1.056%, 01/25/36 (d)	870,883	745,442
2.297%, 11/25/46 (d)	4,309,244	3,500,706
5.500%, 04/25/37	1,185,376	976,968
6.000%, 05/25/37	4,197,049	3,021,491
Countrywide Home Loan Mortgage Pass-Through Trust 1.527%, 04/25/46 (d)	4,551,547	2,185,339
Credit Suisse Mortgage Capital Certificates 0.764%, 03/27/36 (144A) (d)	2,881,250	1,736,682

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Capital Certificates
0.782%, 02/27/36 (144A) (d)	895,000	740,081
3.194%, 08/27/46 (144A) (d)	3,100,141	3,039,197
Deephaven Residential Mortgage Trust 4.000%, 07/25/46 (144A)	1,973,061	1,970,324
Deutsche ALT-A Securities Mortgage Loan Trust 0.906%, 12/25/36 (d)	4,075,788	3,303,407
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.256%, 01/27/37 (144A) (d)	431,270	1,163,500
Fannie Mae Connecticut Avenue Securities 5.006%, 04/25/29 (d)	1,620,000	1,672,974
6.006%, 10/25/23 (d)	7,415,000	8,162,545
Freddie Mac Structured Agency Credit Risk Debt Notes 4.556%, 03/25/29 (d)	1,310,000	1,312,486
4.606%, 03/25/29 (d)	1,400,000	1,399,998
GreenPoint Mortgage Funding Trust 2.567%, 03/25/36 (d)	258,862	215,311
GSMPS Mortgage Loan Trust 1.106%, 01/25/35 (144A) (d)	840,151	723,971
1.106%, 03/25/35 (144A) (d)	1,034,722	914,897
1.106%, 01/25/36 (144A) (d)	773,604	646,083
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,202,057	1,084,660
JPMorgan Alternative Loan Trust 0.966%, 03/25/37 (d)	1,798,051	1,300,450
3.225%, 05/25/37 (d)	464,466	385,772
JPMorgan Mortgage Trust 6.500%, 08/25/36	408,597	333,065
LSTAR Securities Investment Trust 2.617%, 03/01/20 (144A) (d)	1,879,983	1,877,527
3.617%, 11/01/21 (144A) (d)	4,851,996	4,798,142
LSTAR Securities Investment, Ltd. 2.533%, 03/01/21 (144A) (d)	5,342,585	5,251,227
2.617%, 11/01/20 (144A) (d)	658,424	653,486
2.617%, 09/01/21 (144A) (d)	6,406,838	6,328,755
4.117%, 11/01/20 (144A) (d)	350,000	347,375
MASTR Resecuritization Trust 0.969%, 08/25/37 (144A) (d)	725,774	534,363
Merrill Lynch Mortgage Investors Trust 3.040%, 05/25/36 (d)	2,439,602	2,000,654
Morgan Stanley Resecuritization Trust 1.291%, 06/26/47 (144A) (d)	542,306	494,135
Mortgage Loan Resecuritization Trust 0.957%, 04/16/36 (144A) (d)	4,666,946	3,863,824
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36	298,619	131,218
Nomura Resecuritization Trust 1.112%, 11/26/35 (144A) (d)	710,000	637,314
Residential Accredit Loans, Inc. Trust 0.916%, 02/25/37 (d)	423,418	347,677
0.946%, 07/25/37 (d)	1,106,056	946,087
Structured Adjustable Rate Mortgage Loan Trust 3.043%, 04/25/47 (d)	1,712,347	1,307,096

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 0.946%, 06/25/36 (d)	1,178,613	$936,012
0.966%, 05/25/46 (d)	360,369	270,187
0.986%, 02/25/36 (d)	2,705,234	2,096,938
Structured Asset Securities Corp. Mortgage Loan Trust 6.000%, 10/25/36 (144A)	717,324	623,347
Wedgewood Real Estate Trust 3.450%, 07/15/46 (144A) (d)	7,644	7,646
Wells Fargo Mortgage-Backed Securities Trust 3.029%, 07/25/36 (d)	304,541	299,429

		96,684,953

Commercial Mortgage-Backed Securities—4.0%
BAMLL Commercial Mortgage Securities Trust 1.754%, 09/15/26 (144A) (d)	499,000	499,213
3.304%, 09/15/26 (144A) (d)	260,000	259,552
3.596%, 04/14/33 (144A) (d)	850,000	774,194
3.606%, 08/14/34 (144A) (d)	2,470,000	2,104,934
4.204%, 09/15/26 (144A) (d)	947,000	943,081
Banc of America Commercial Mortgage Trust 5.451%, 01/15/49	18,133	18,123
5.482%, 01/15/49 (d)	630,000	629,129
5.549%, 06/10/49 (d)	2,884,533	2,914,914
5.648%, 04/10/49 (d)	470,000	471,345
5.772%, 02/10/51 (d)	2,590,000	2,637,795
Bayview Commercial Asset Trust 1.056%, 10/25/36 (144A) (d)	340,227	281,627
1.116%, 04/25/36 (144A) (d)	234,015	203,209
1.206%, 09/25/37 (144A) (d)	877,399	734,424
1.756%, 10/25/37 (144A) (d)	244,239	228,002
3.506%, 07/25/38 (144A) (d)	743,401	764,007
BB-UBS Trust 0.596%, 11/05/36 (144A) (d) (e)	85,480,000	3,609,179
4.026%, 11/05/36 (144A) (d)	330,000	319,961
Bear Stearns Commercial Mortgage Securities Trust 1.370%, 06/11/50 (144A) (d)	560,000	551,008
5.317%, 02/11/44	3,351,256	3,355,270
5.711%, 06/11/40 (d)	1,281,000	1,297,763
BHMS Mortgage Trust 2.135%, 07/05/33 (144A) (d)	3,305,000	3,308,102
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,464,183
3.454%, 03/10/33 (144A)	2,120,000	2,154,868
3.633%, 03/10/33 (144A)	600,000	582,809
3.927%, 03/10/33 (144A) (d)	1,210,000	1,131,349
CCRESG Commercial Mortgage Trust 5.488%, 04/10/29 (144A) (d)	230,000	225,604
CD Mortgage Trust 5.648%, 10/15/48	503,114	506,099
6.116%, 11/15/44 (d)	2,530,500	2,610,129
CDGJ Commercial Mortgage Trust 2.104%, 12/15/27 (144A) (d)	3,484,536	3,495,472

Commercial Mortgage-Backed Securities—(Continued)
CFCRE Commercial Mortgage Trust 0.731%, 05/10/58 (d) (e)	2,370,000	130,418
1.770%, 05/10/58 (d) (e)	4,260,868	494,065
3.283%, 05/10/58	330,000	326,929
CGGS Commerical Mortgage Trust 4.204%, 02/15/33 (144A) (d)	1,513,001	1,523,793
5.454%, 02/15/33 (144A) (d)	1,862,496	1,872,507
Citigroup Commercial Mortgage Trust 1.234%, 10/10/47 (144A) (d) (e)	1,140,000	82,846
2.788%, 04/10/49 (144A)	560,000	375,565
3.518%, 05/10/35 (144A) (d)	130,000	122,435
3.520%, 09/10/31 (144A)	130,000	125,662
4.509%, 09/10/31 (144A)	250,000	242,877
COBALT CMBS Commercial Mortgage Trust 5.761%, 05/15/46 (d)	2,457,000	2,489,466
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.060%, 02/10/35 (144A) (d) (e)	60,958,000	435,850
1.354%, 12/10/49 (144A) (d)	640,000	624,485
1.469%, 03/10/46 (d) (e)	37,687,685	1,447,132
1.683%, 01/10/46 (d) (e)	35,824,543	1,976,211
2.361%, 02/13/32 (144A) (d)	1,280,000	1,280,000
2.930%, 02/13/32 (144A) (d)	550,000	547,294
3.179%, 10/10/36 (144A) (d)	270,000	241,051
3.930%, 02/13/32 (144A) (d)	250,000	248,563
4.312%, 07/10/48 (d)	1,600,000	1,426,232
4.417%, 12/10/47 (d)	420,000	416,989
4.547%, 08/10/48 (d)	2,170,000	2,128,441
4.737%, 07/15/47 (d)	1,280,000	1,306,002
5.543%, 12/11/49 (144A) (d)	2,690,000	2,698,594
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (d)	1,340,000	1,388,396
3.685%, 05/10/48 (144A) (d)	430,000	401,405
4.353%, 08/10/30 (144A)	375,000	405,812
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	2,029,145
Cosmopolitan Hotel Trust 2.104%, 11/15/33 (144A) (d)	2,080,000	2,090,426
Countrywide Commercial Mortgage Trust 6.095%, 11/12/43 (144A) (d)	484,495	489,759
Credit Suisse First Boston Mortgage Securities Corp. 5.234%, 10/15/39 (144A) (d)	250,000	260,578
Credit Suisse Mortgage Capital Certificates Trust 2.304%, 11/15/33 (144A) (d)	290,000	290,429
3.795%, 12/15/49	690,000	709,535
CSAIL Commercial Mortgage Trust 1.816%, 01/15/49 (d) (e)	4,490,900	516,843
3.800%, 04/15/50 (144A) (d)	130,000	106,228
4.360%, 08/15/48 (d)	340,000	330,920
DBJPM Mortgage Trust 3.495%, 09/10/49 (144A) (d)	1,800,000	1,374,777
DBRR Trust 1.636%, 12/18/49 (144A) (d)	219,353	219,147
5.525%, 06/17/49 (144A) (d)	3,071,386	3,082,685

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Eleven Madison Trust Mortgage Trust 3.555%, 09/10/35 (144A) (d)	390,000	$401,289
Freddie Mac Multifamily Structured Pass-Through Certificates 2.312%, 12/25/22	540,000	529,547
GAHR Commercial Mortgage Trust 2.004%, 12/15/34 (144A) (d)	1,030,469	1,032,069
3.382%, 12/15/34 (144A) (d)	6,057,000	5,569,338
Greenwich Capital Commercial Mortgage Trust 5.867%, 12/10/49 (d)	520,000	531,434
GS Mortgage Securities Corp. 1.595%, 02/10/46 (d) (e)	46,072,811	3,336,082
3.435%, 12/10/27 (144A) (d)	7,062,358	6,672,180
GS Mortgage Securities Trust 2.850%, 10/10/49	660,000	641,282
4.646%, 06/10/47 (144A) (d)	180,000	143,765
Hilton USA Trust 4.453%, 11/05/30 (144A) (d)	1,472,000	1,474,197
JPMBB Commercial Mortgage Securities Trust 0.946%, 05/15/48 (d) (e)	1,253,824	50,859
0.949%, 09/15/47 (d) (e)	5,419,732	280,056
1.195%, 10/15/48 (d) (e)	5,069,852	304,140
4.560%, 09/15/47 (144A) (d)	420,000	367,398
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (d) (e)	2,067,000	113,346
JPMorgan Chase Commercial Mortgage Securities Corp. 1.825%, 12/15/47 (d) (e)	9,127,024	569,885
JPMorgan Chase Commercial Mortgage Securities Trust 0.605%, 04/15/46 (d) (e)	4,900,000	151,299
0.750%, 08/15/49 (144A) (d) (e)	5,300,000	288,881
0.826%, 12/15/49 (d) (e)	1,000,000	50,831
2.104%, 11/15/31 (144A) (d)	2,719,339	2,716,071
2.164%, 02/12/51 (d)	1,211,709	1,158,938
2.404%, 07/15/36 (144A) (d)	2,263,000	2,280,030
2.854%, 10/06/38 (144A) (d)	1,350,000	1,308,280
3.429%, 06/10/27 (144A)	1,140,000	1,165,997
4.243%, 01/15/49 (d)	970,000	830,895
4.554%, 10/15/29 (144A) (d)	270,000	265,977
5.431%, 06/12/47 (d)	3,036,848	3,035,742
5.753%, 06/15/49 (d)	2,183,847	2,197,007
5.855%, 06/12/43 (d)	241,651	242,070
LB-UBS Commercial Mortgage Trust 5.484%, 02/15/40	480,000	480,420
Lehman Brothers Small Balance Commercial Mortgage Trust 1.006%, 03/25/37 (144A) (d)	971,661	870,890
Lone Star Portfolio Trust 2.504%, 09/15/28 (144A) (d)	304,605	306,812
6.304%, 09/15/28 (144A) (d)	409,547	412,990
Merrill Lynch Mortgage Trust 5.826%, 06/12/50 (d)	2,801,032	2,827,050
ML-CFC Commercial Mortgage Trust 5.733%, 06/12/50 (d)	1,359,621	1,368,301

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 0.780%, 12/15/49 (d) (e)	3,000,000	166,320
1.136%, 11/15/46 (d) (e)	17,954,832	975,685
1.147%, 12/15/47 (d) (e)	198,578	11,032
1.191%, 12/15/47 (144A) (d) (e)	1,810,000	115,610
1.292%, 01/15/49 (d) (e)	1,733,804	142,660
1.472%, 11/15/49 (d) (e)	1,119,022	108,708
3.060%, 10/15/48 (144A)	820,000	565,651
3.068%, 10/15/48	1,300,000	910,017
3.071%, 02/15/48 (144A)	100,000	71,513
Morgan Stanley Capital Trust 0.865%, 02/12/44 (d)	666,421	665,478
3.446%, 07/13/29 (144A) (d)	540,000	516,299
3.454%, 08/15/26 (144A) (d)	300,000	299,623
5.406%, 03/15/44	3,090,000	3,087,308
5.775%, 04/12/49 (d)	2,197,334	2,196,944
Morgan Stanley Re-REMIC Trust 2.000%, 07/27/49 (144A)	673,004	669,154
5.793%, 08/15/45 (144A) (d)	1,560,000	1,565,730
RBSCF Trust 5.969%, 02/16/51 (144A) (d)	4,198,639	4,192,216
STRIPs, Ltd. 0.500%, 12/25/44 (144A)	2,370,000	2,362,068
1.500%, 12/25/44 (144A)	195,420	194,835
UBS-Barclays Commercial Mortgage Trust 3.904%, 02/15/28 (144A) (d)	950,000	932,733
Velocity Commercial Capital Loan Trust 2.392%, 10/25/46 (d)	1,356,050	1,356,375
3.022%, 06/25/45 (144A) (d)	1,991,474	2,000,407
3.661%, 10/25/46 (d)	150,000	152,156
4.458%, 10/25/46 (d)	100,000	102,125
5.498%, 10/25/46 (d)	140,000	135,421
7.226%, 10/25/46 (d)	160,000	154,061
VNDO Trust 3.903%, 01/10/35 (144A) (d)	950,000	831,237
Wachovia Bank Commercial Mortgage Trust 5.632%, 10/15/48 (d)	302,450	302,066
Waldorf Astoria Boca Raton Trust 2.054%, 06/15/29 (144A) (d)	1,590,000	1,595,711
Wells Fargo Commercial Mortgage Trust 0.963%, 12/15/48 (d) (e)	1,330,244	81,091
0.989%, 02/15/48 (d) (e)	8,805,332	512,860
1.099%, 12/15/59 (d) (e)	5,100,000	349,299
1.269%, 08/15/49 (144A) (d) (e)	1,430,000	131,446
1.343%, 08/15/49 (d) (e)	2,800,000	296,128
3.852%, 11/15/48	890,000	647,319
4.495%, 12/15/49 (d)	610,000	592,251
WF-RBS Commercial Mortgage Trust 0.969%, 11/15/47 (d) (e)	25,605,343	1,342,880
1.174%, 05/15/47 (d) (e)	11,914,012	657,560
1.380%, 03/15/48 (144A) (d) (e)	41,390,398	2,271,505
3.766%, 09/15/57 (d)	1,540,000	1,410,652

		152,982,319

Total Mortgage-Backed Securities (Cost $264,135,509)		249,667,272

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—3.3%

Security Description	Principal Amount*	Value

Sovereign—3.3%
Argentine Republic Government International Bonds 3.875%, 01/15/22 (EUR)	2,124,000	$2,139,689
6.250%, 04/22/19 (144A)	11,169,000	11,922,907
6.875%, 04/22/21	242,000	257,730
7.500%, 04/22/26	895,000	939,750
7.625%, 04/22/46 (144A)	704,000	704,000
7.820%, 12/31/33 (EUR) (g)	1,899,710	1,931,544
Brazil Notas do Tesouro Nacional 6.000%, 05/15/21 (BRL) (g)	3,760,000	3,414,225
Brazilian Government International Bonds 5.000%, 01/27/45	426,000	345,571
Colombia Government International Bonds 4.000%, 02/26/24 (a)	9,755,000	9,852,550
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/26 (EUR) (g)	16,342,617	19,283,257
Hungary Government International Bonds 5.375%, 03/25/24 (a)	3,500,000	3,815,000
Indonesia Government International Bonds 3.375%, 04/15/23 (144A)	2,016,000	1,966,566
5.375%, 10/17/23 (144A)	1,350,000	1,462,135
5.875%, 01/15/24 (144A)	3,964,000	4,373,497
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	105,566,000,000	7,598,096
8.250%, 07/15/21 (IDR)	23,835,000,000	1,812,504
Mexican Bonos 4.750%, 06/14/18 (MXN)	75,800,000	3,550,729
Mexican Udibonos 3.500%, 12/14/17 (MXN) (g)	20,215,282	993,668
Mexico Government International Bonds 4.000%, 10/02/23 (a)	27,750,000	27,816,600
Panama Government International Bonds 3.750%, 03/16/25	3,490,000	3,463,825
Peruvian Government International Bonds 7.350%, 07/21/25 (a)	2,900,000	3,723,600
South Africa Government International Bonds 4.875%, 04/14/26 (a)	2,360,000	2,348,200
Turkey Government International Bonds 5.625%, 03/30/21	950,000	974,130
6.750%, 04/03/18	3,212,000	3,351,883
7.000%, 03/11/19	2,513,000	2,670,062
7.500%, 11/07/19	1,750,000	1,903,125
Uruguay Government International Bonds 4.375%, 10/27/27 (g)	3,280,000	3,288,364

Total Foreign Government (Cost $130,507,530)		125,903,207

Municipals—3.2%
Arizona Health Facilities Authority 1.377%, 01/01/37 (d)	1,140,000	992,108
Bay Area Toll Bridge Authority, Build America Bonds Series S1 6.918%, 04/01/40	1,575,000	2,134,424
7.043%, 04/01/50	460,000	651,953
Brooklyn Arena Local Development Corp. 5.000%, 07/15/42	1,770,000	1,889,369
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	1,790,000	1,563,869
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	569,973
California State Public Works Board 8.361%, 10/01/34	760,000	1,088,806
Chesapeake Bay Bridge & Tunnel District 5.000%, 07/01/51	275,000	294,294
City of Portland, OR Sewer System Revenue 5.000%, 06/15/23	1,240,000	1,455,673
Clark County School District 5.000%, 06/15/26	675,000	801,164
5.000%, 06/15/27	1,865,000	2,192,475
5.000%, 06/15/28	720,000	839,592
Series A
5.000%, 06/15/23	1,585,000	1,848,205
5.000%, 06/15/24	1,820,000	2,142,176
Clark County, NV 5.000%, 07/01/28	1,870,000	2,265,636
Colorado Health Facilities Authority 5.250%, 02/01/31	655,000	703,798
Commonwealth Financing Authority 4.144%, 06/01/38	1,275,000	1,217,166
Commonwealth of Puerto Rico 8.000%, 07/01/35	14,975,000	10,070,687
Golden State Tobacco Securitization Corp. 5.125%, 06/01/47	1,820,000	1,607,661
5.750%, 06/01/47	360,000	344,538
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	311,611
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	500,000	563,245
Horry County School District 5.000%, 03/01/22	530,000	608,350
5.000%, 03/01/24	625,000	738,444
5.000%, 03/01/25	355,000	424,438
Los Angeles Community College District 6.600%, 08/01/42	1,150,000	1,608,608
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.603%, 07/01/50	565,000	791,147
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	640,000	858,880
Massachusetts Educational Financing Authority 5.000%, 01/01/22	740,000	801,679
Massachusetts State Clean Water Trust Revenue 5.000%, 02/01/25	585,000	705,054
5.000%, 02/01/27	555,000	672,005
5.000%, 02/01/28	500,000	602,695

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Municipals—(Continued)

Security Description	Principal Amount*	Value
Mecklenburg County, NC 5.000%, 12/01/25	430,000	$522,613
Metropolitan Transportation Authority Build America Bonds 6.668%, 11/15/39	170,000	225,444
6.687%, 11/15/40	590,000	792,854
6.814%, 11/15/40	1,005,000	1,334,600
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 7.462%, 10/01/46	560,000	785,294
Miami-Dade County Series A 5.000%, 07/01/29	330,000	391,641
5.000%, 07/01/32	330,000	384,150
5.000%, 07/01/35	395,000	453,488
Miami-Dade County, FL Aviation Revenue 5.000%, 10/01/38	1,025,000	1,103,044
Series B
2.504%, 10/01/24	1,000,000	946,810
Miami-Dade County, FL Educational Facilities Authority 5.073%, 04/01/50	655,000	688,353
Missouri State Health & Educational Facilities Authority Revenue 5.000%, 11/15/29	340,000	380,684
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	1,000,000	1,240,210
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	1,451,000	2,095,520
New Jersey Transportation Trust Fund Authority 5.000%, 06/15/29	380,000	403,188
Series C
Zero Coupon, 12/15/27	1,060,000	673,301
Zero Coupon, 12/15/31	1,060,000	549,907
Zero Coupon, 12/15/35	1,060,000	421,318
Zero Coupon, 12/15/36	1,060,000	391,267
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 08/01/31	590,000	693,445
Series A2
2.280%, 05/01/26	1,195,000	1,094,823
New York City Water & Sewer System 5.375%, 06/15/43	2,360,000	2,629,300
5.500%, 06/15/43	2,825,000	3,177,616
5.750%, 06/15/41	675,000	852,019
5.882%, 06/15/44	1,150,000	1,487,628
New York State Dormitory Authority 5.000%, 03/15/20	375,000	415,410
5.000%, 02/15/31	770,000	903,349
Series D
5.000%, 02/15/27	740,000	890,856
5.000%, 02/15/28	740,000	885,987
New York State Dormitory Authority Build America Bonds 5.389%, 03/15/40	1,075,000	1,282,066
New York State Dormitory Authority Revenue 5.000%, 03/15/32	580,000	676,379
New York State Urban Development Corp. 5.000%, 03/15/24	230,000	272,460
5.000%, 03/15/25	850,000	1,016,974
New York Transportation Development Corp.
Series A
5.000%, 07/01/46	1,710,000	1,772,090
5.250%, 01/01/50	1,375,000	1,441,729
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,037,080
Orange County Local Transportation Authority 6.908%, 02/15/41	1,420,000	1,907,159
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	510,000	527,916
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,435,000	1,451,359
4.810%, 10/15/65	720,000	774,878
4.960%, 08/01/46	1,910,000	2,146,305
Port of Morrow, OR 2.987%, 09/01/36	245,000	219,515
Public Power Generation Agency Revenue 5.000%, 01/01/34	5,000	5,550
Regents of the University of California Medical Center Pooled Revenue 6.583%, 05/15/49	1,455,000	1,891,849
San Antonio TX Electric & Gas Systems Revenue 5.808%, 02/01/41	470,000	585,977
San Jose CA, Airport Revenue 5.000%, 03/01/37	860,000	864,068
South Carolina Public Service Authority 2.388%, 12/01/23	1,232,000	1,196,802
State of California General Obligation Unlimited 5.000%, 09/01/27	1,375,000	1,655,142
5.000%, 09/01/32	345,000	403,405
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	345,000	488,272
7.350%, 11/01/39	550,000	780,901
7.500%, 04/01/34	1,125,000	1,590,187
7.550%, 04/01/39	1,375,000	2,034,519
7.600%, 11/01/40	3,780,000	5,693,738
State of Georgia Series C-1
5.000%, 07/01/24	935,000	1,121,991
5.000%, 07/01/26	355,000	436,291
Series F
5.000%, 01/01/24	720,000	858,679
5.000%, 01/01/28	720,000	883,951
State of Illinois, Build America Bonds 5.100%, 06/01/33	4,320,000	3,818,102
State of Maryland 5.000%, 06/01/24	680,000	814,586
State of Massachusetts Series B 5.000%, 07/01/26	700,000	849,653
5.000%, 07/01/28	700,000	864,360

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Municipals—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value
State of Washington General Obligation Unlimited 5.000%, 07/01/28	650,000	$759,330
Series A
5.000%, 08/01/27	705,000	846,226
Series R
5.000%, 08/01/28	825,000	985,644
5.000%, 08/01/29	825,000	979,506
5.000%, 08/01/30	825,000	974,185
Sumter Landing Community Development District 4.172%, 10/01/47	385,000	377,335
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 12/31/55	680,000	708,478
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	720,000	625,824
University of California CA, Revenue 4.858%, 05/15/2112	980,000	947,180
University of Massachusetts Building Authority 5.000%, 11/01/31	500,000	582,890
Wake County, NC 5.000%, 03/01/25	660,000	800,006
West Virginia Hospital Finance Authority 5.000%, 06/01/19	365,000	394,076
5.000%, 06/01/20	390,000	430,225
5.000%, 06/01/21	390,000	437,697
5.000%, 06/01/22	425,000	485,095
5.000%, 06/01/23	355,000	410,178
5.000%, 06/01/24	375,000	438,289

Total Municipals (Cost $125,366,558)		122,719,939

Preferred Stocks—0.4%

Banks—0.4%
Citigroup Capital, 7.257% (d)	292,339	7,548,193
GMAC Capital Trust, 6.691% (a) (d)	250,000	6,350,000

		13,898,193

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (d)	70,000	529,200
Federal National Mortgage Association Series S, 8.250% (a) (d)	70,000	560,000

		1,089,200

Total Preferred Stocks (Cost $14,797,285)		14,987,393

Purchased Options—0.0%

Currency Options—0.0%
EUR Call/USD Put, Strike Price USD 1.13, Expires 01/05/17 (Counterparty - Citibank N.A.) (EUR)	61,188,000	0

Currency Options—(Continued)
EUR Put/USD Call, Strike Price USD 1.02, Expires 06/01/17 (Counterparty - BNP Paribas S.A.) (EUR)	55,081,000	832,376
EUR Put/USD Call, Strike Price USD 1.06, Expires 01/13/17 (Counterparty - Citibank N.A.) (EUR)	2,210,000	24,650
USD Call/CAD Put, Strike Price CAD 1.345, Expires 01/09/17 (Counterparty - JPMorgan Chase Bank N.A.)	1,830,000	10,021
USD Call/CAD Put, Strike Price CAD 1.355, Expires 02/22/17 (Counterparty - Citibank N.A.)	3,664,000	38,549
USD Call/CNH Put, Strike Price CNH 6.92, Expires 03/10/17 (Counterparty - HSBC Bank plc)	2,210,000	61,297
USD Call/INR Put, Strike Price INR 69.00, Expires 01/23/17 (Counterparty - Goldman Sachs International)	3,250,000	5,460
USD Call/TRY Put, Strike Price TRY 3.45, Expires 01/20/17 (Counterparty - Citibank N.A.)	2,252,550	65,252
USD Call/TWD Put, Strike Price TWD 32.00, Expires 01/23/17 (Counterparty - BNP Paribas S.A.)	3,250,000	49,345
USD Call/TWD Put, Strike Price TWD 32.15, Expires 03/23/17 (Counterparty - JPMorgan Chase Bank N.A.)	4,002,000	74,481
USD Put/BRL Call, Strike Price BRL 3.34, Expires 02/14/17 (Counterparty - Morgan Stanley & Co. LLC)	2,760,000	85,590
USD Put/BRL Call, Strike Price BRL 3.35, Expires 02/21/17 (Counterparty - Goldman Sachs International)	2,340,000	78,128
USD Put/BRL Call, Strike Price BRL 3.37, Expires 02/17/17 (Counterparty - JPMorgan Chase Bank N.A.)	2,340,000	86,585
USD Put/BRL Call, Strike Price BRL 3.45, Expires 01/13/17 (Counterparty - Morgan Stanley & Co. LLC)	2,210,000	125,510
USD Put/INR Call, Strike Price INR 67.40, Expires 01/06/17 (Counterparty - Nomura International plc)	1,990,000	860
USD Put/JPY Call, Strike Price JPY 116.5, Expires 01/05/17 (Counterparty - UBS AG)	2,170,000	12,232
USD Put/RUB Call, Strike Price RUB 65.00, Expires 01/17/17 (Counterparty - Deutsche Bank AG)	2,400,000	145,202

Total Purchased Options (Cost $1,396,282)		1,695,538

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—3.9%

Security Description	Principal Amount*	Value

Certificate of Deposit—2.9%
Bank of Tokyo Mitsubishi UFJ, Ltd. 1.536%, 08/17/17	10,000,000	$10,016,000
BNP Paribas S.A. (NY) 1.530%, 08/17/17	5,120,000	5,126,503
Cooperatieve Rabobank UA 1.411%, 08/16/17	10,000,000	10,013,750
Credit Industriel et Commercial (NY) 1.511%, 08/16/17	10,000,000	10,023,250
Credit Suisse AG 1.686%, 08/16/17	4,900,000	4,907,335
1.717%, 08/24/17	4,990,000	4,997,186
Norinchukin Bank (NY) 1.200%, 02/22/17	5,150,000	5,152,857
Skandinaviska Enskilda Banken AB 1.386%, 08/17/17	10,000,000	10,015,640
Sumitomo Mitsui Banking Corp. 1.529%, 08/18/17	5,200,000	5,207,140
Sumitomo Mitsui Trust Bank, Ltd. 1.530%, 08/16/17	10,000,000	10,019,005
Svenska Handelsbanken AB 1.195%, 02/27/17	5,200,000	5,203,966
Swedbank (Sparbank) 1.380%, 08/18/17	5,120,000	5,128,003
Toronto-Dominion Bank 1.406%, 08/15/17	9,860,000	9,877,659
UBS AG (Stamford) 1.530%, 09/01/17	5,230,000	5,239,304
Wells Fargo Bank N.A. 1.478%, 09/22/17	10,000,000	10,012,900

		110,940,498

Commercial Paper—0.7%
BPCE 1.498%, 08/14/17	10,050,000	9,967,174
Mizuho Bank, Ltd. 1.374%, 08/16/17	9,920,000	9,833,613
Nordea Bank AB 1.207%, 03/09/17	5,020,000	5,011,620

		24,812,407

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $12,892,869 on 01/03/17, collateralized by $11,730,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 8.500%, maturity dates ranging from 02/15/20 - 04/15/20, with a value of $13,152,592.	12,892,826	12,892,826

Total Short-Term Investments (Cost $148,464,789)		148,645,731

Securities Lending Reinvestments (l)—5.7%
Security Description	Principal Amount*	Value

Certificates of Deposit—3.4%
Barclays New York 0.894%, 02/10/17 (m)	5,500,000	5,501,779
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,000,000	2,000,046
Cooperative Rabobank UA New York 1.278%, 10/13/17 (m)	2,000,000	2,000,450
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (m)	5,000,000	5,003,945
Credit Industriel et Commercial 1.245%, 04/05/17 (m)	1,000,000	1,000,540
Credit Suisse AG New York 1.335%, 04/03/17 (m)	1,000,000	1,000,219
1.364%, 04/11/17 (m)	5,500,000	5,501,199
1.364%, 05/12/17 (m)	4,000,000	4,000,416
DG Bank New York 0.940%, 01/12/17	2,500,000	2,500,133
0.950%, 01/03/17	1,000,000	1,000,007
DNB NOR Bank ASA 1.130%, 07/28/17 (m)	3,600,000	3,599,370
DZ Bank AG New York 1.010%, 02/27/17	3,400,000	3,400,983
DZ Bank London 0.990%, 03/01/17	4,000,000	4,000,840
ING Bank NV 1.265%, 04/18/17 (m)	5,400,000	5,409,899
KBC Bank NV 1.000%, 01/04/17	1,000,000	1,000,000
1.050%, 01/17/17	4,300,000	4,300,516
KBC Brussells 1.050%, 01/27/17	5,400,000	5,401,026
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	5,237,953	5,247,742
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (m)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (m)	3,000,000	3,000,903
1.436%, 04/18/17 (m)	5,300,000	5,301,664
National Australia Bank London 1.034%, 05/02/17 (m)	6,500,000	6,506,136
1.182%, 11/09/17 (m)	4,200,000	4,189,584
Natixis New York 1.262%, 04/07/17 (m)	1,500,000	1,500,602
Rabobank London 1.281%, 10/13/17 (m)	2,500,000	2,505,996
Royal Bank of Canada New York 1.145%, 04/04/17 (m)	1,000,000	999,743
1.281%, 10/13/17 (m)	4,500,000	4,503,487
Sumitomo Bank New York 1.215%, 05/05/17 (m)	3,500,000	3,505,830
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	1,994,624	1,998,560
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (m)	1,000,000	1,000,510
1.395%, 04/12/17 (m)	3,000,000	3,003,421

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (m)	8,000,000	$8,000,944
1.364%, 04/10/17 (m)	3,000,000	3,001,161
Svenska Handelsbanken New York 1.266%, 05/18/17 (m)	6,000,000	6,001,044
UBS, Stamford 1.084%, 05/12/17 (m)	1,500,000	1,499,886
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (m)	3,600,000	3,601,008
1.264%, 10/26/17 (m)	3,500,000	3,502,391

		129,493,872

Commercial Paper—1.3%
ABN AMRO Funding USA 0.910%, 01/11/17	2,494,313	2,499,222
Atlantic Asset Securitization LLC 0.990%, 01/12/17	1,695,793	1,699,449
1.040%, 02/03/17	1,595,147	1,598,603
Barton Capital Corp. 0.870%, 01/12/17	2,998,478	2,999,253
Commonwealth Bank Australia 1.236%, 10/23/17 (m)	4,000,000	4,002,248
Den Norske ASA 1.206%, 04/27/17 (m)	3,600,000	3,600,191
Erste Abwicklungsanstalt 1.014%, 03/10/17 (m)	3,000,000	3,000,018
HSBC plc 1.216%, 04/25/17 (m)	7,800,000	7,799,664
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Macquarie Bank, Ltd. 0.930%, 01/19/17	2,992,870	2,998,149
0.950%, 01/03/17	1,995,356	1,999,786
Ridgefield Funding Co. LLC 1.000%, 01/03/17	997,500	999,943
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 0.930%, 02/10/17	3,490,958	3,496,643
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,992,000	2,997,744
1.050%, 01/17/17	598,180	599,732
Victory Receivables Corp. 1.050%, 01/04/17	747,834	749,947
Westpac Banking Corp. 1.232%, 10/20/17 (m)	5,200,000	5,209,080

		51,349,055

Repurchase Agreements—0.7%
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 1.050% to be repurchased at $6,600,770 on 01/03/17, collateralized by various Common Stock with a value of $7,336,263.	6,600,000	6,600,000

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $7,029,353 on 03/03/17, collateralized by various Common Stock with a value of $7,700,000.	7,000,000	7,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $33,847 on 01/03/17, collateralized by $174,175 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $34,522.	33,845	33,845
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $5,327,154 on 04/03/17, collateralized by various Common Stock with a value of $5,830,000.	5,300,000	5,300,000
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $8,501,405 on 01/03/17, collateralized by $13,643,089 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $8,671,066.	8,500,000	8,500,000

		27,433,845

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	3,600,000	3,600,000
1.200%, 01/23/17	1,000,000	1,000,000
Shinkin Central Bank 1.200%, 01/27/17	1,000,000	1,000,000
1.220%, 01/26/17	4,600,000	4,600,000

		10,200,000

Total Securities Lending Reinvestments (Cost $218,418,675)		218,476,772

Total Investments—114.5% (Cost $4,423,253,901) (n)		4,373,625,273
Other assets and liabilities (net)—(14.5)%		(552,761,514)

Net Assets—100.0%		$3,820,863,759

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $212,597,740 and the collateral received consisted of cash in the amount of $218,357,623. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

(b)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2016, the value of securities pledged amounted to $283,174.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $5,243,552.
(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2016, the value of securities pledged amounted to $80,680,054.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $8, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(m)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(n)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $4,436,847,341. The aggregate unrealized appreciation and depreciation of investments were $43,562,099 and $(106,784,167), respectively, resulting in net unrealized depreciation of $(63,222,068) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $613,826,140, which is 16.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd., 4.076%, 01/10/39	02/10/04	$809,910	$809,910	$8

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Bank of America N.A.	(2.540%)	12/30/16	01/03/17	USD	22,950,272	$22,950,272
Bank of America N.A.	(0.690%)	12/30/16	01/03/17	USD	57,600,000	57,600,000

Total						$80,550,272

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	(7,564,000)	$(7,558,386)	$(7,575,966)
Fannie Mae 15 Yr. Pool	3.000%	TBA	(8,282,000)	(8,510,428)	(8,498,755)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(48,847,000)	(50,860,651)	(50,889,606)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(1,822,000)	(1,869,329)	(1,875,664)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(27,244,500)	(27,083,661)	(27,065,062)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(24,465,000)	(24,871,095)	(25,074,714)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(34,409,000)	(35,840,112)	(36,126,090)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(38,174,000)	(40,127,268)	(40,132,655)

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

TBA Forward Sale Commitments—(Continued)

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	4.500%	TBA	(4,544,000)	$(4,893,630)	$(4,887,462)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(6,786,000)	(7,250,181)	(7,290,576)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(8,404,000)	(9,181,782)	(9,155,108)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,268,203)	(2,266,952)
Freddie Mac 30 Yr. Gold Pool	4.000%	TBA	(60,672,274)	(63,066,564)	(63,650,191)
Freddie Mac 30 Yr. Gold Pool	4.500%	TBA	(228,000)	(245,884)	(244,729)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(9,297,000)	(9,676,143)	(9,667,047)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,368,344)	(3,352,238)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(8,359,000)	(8,959,803)	(8,921,600)

Totals				$(305,631,464)	$(306,674,415)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	10,139,988	BNP Paribas S.A.	01/04/17	USD	2,962,440	$153,051
BRL	4,145,810	Goldman Sachs International	01/04/17	USD	1,197,000	76,792
BRL	4,150,598	Goldman Sachs International	01/04/17	USD	1,273,541	1,722
BRL	4,779,904	Goldman Sachs International	01/04/17	USD	1,466,633	1,983
BRL	5,162,762	Goldman Sachs International	01/04/17	USD	1,584,107	2,141
BRL	5,168,947	Goldman Sachs International	01/04/17	USD	1,586,004	2,144
BRL	5,185,751	Goldman Sachs International	01/04/17	USD	1,591,161	2,151
BRL	5,592,400	Goldman Sachs International	01/04/17	USD	1,640,000	78,254
BRL	9,230,949	Goldman Sachs International	01/04/17	USD	2,730,000	106,190
BRL	1,864,800	Morgan Stanley & Co. International plc	01/04/17	USD	572,182	773
BRL	5,156,878	Morgan Stanley & Co. International plc	01/04/17	USD	1,582,301	2,139
BRL	5,170,727	Morgan Stanley & Co. International plc	01/04/17	USD	1,586,551	2,145
BRL	5,185,832	Morgan Stanley & Co. International plc	01/04/17	USD	1,591,185	2,151
BRL	5,142,661	Nomura International plc	01/04/17	USD	1,546,200	33,872
BRL	7,402,190	Royal Bank of Scotland plc	01/04/17	USD	2,180,000	94,308
BRL	2,757,660	Goldman Sachs International	02/01/17	USD	820,000	20,585
BRL	2,771,600	Morgan Stanley & Co. International plc	02/01/17	USD	820,000	24,835
BRL	10,941,822	Goldman Sachs International	02/07/17	USD	3,151,809	177,921
CNY	6,408,814	BNP Paribas S.A.	01/06/17	USD	925,000	(2,881)
CNY	3,308,224	Citibank N.A.	01/06/17	USD	477,300	(1,303)
CNY	5,420,444	HSBC Bank plc	01/06/17	USD	782,000	(2,091)
CNY	2,307,896	JPMorgan Chase Bank N.A.	01/06/17	USD	333,000	(933)
CNY	795,077	Royal Bank of Scotland plc	01/06/17	USD	114,700	(302)
EUR	925,000	Goldman Sachs International	01/10/17	USD	992,684	(18,547)
EUR	662,012	Deutsche Bank AG	01/12/17	USD	722,773	(25,511)
EUR	1,640,000	Royal Bank of Scotland plc	01/12/17	USD	1,749,060	(21,736)
EUR	3,225,000	JPMorgan Chase Bank N.A.	01/13/17	USD	3,438,366	(41,500)
EUR	178,680	BNP Paribas S.A.	02/14/17	USD	195,418	(6,951)
EUR	53,594	Goldman Sachs International	02/14/17	USD	57,819	(1,289)
EUR	389,107	Goldman Sachs International	02/14/17	USD	412,826	(2,405)
EUR	3,952	UBS AG	02/14/17	USD	4,215	(46)
EUR	207,166	UBS AG	02/14/17	USD	223,096	(4,582)
EUR	544,406	UBS AG	02/14/17	USD	586,269	(12,042)
GBP	23,000	JPMorgan Chase Bank N.A.	01/09/17	USD	28,800	(450)
IDR	19,099,597,816	Bank of America N.A.	01/18/17	USD	1,398,214	16,771
IDR	15,739,248,842	UBS AG	02/16/17	USD	1,139,287	21,654
JPY	82,242,567	Morgan Stanley & Co. International plc	01/27/17	USD	715,000	(10,391)
KRW	41,577,300	Barclays Bank plc	01/23/17	USD	35,400	(976)
MXN	18,853,562	Deutsche Bank AG	02/07/17	USD	910,000	(4,826)
MXN	18,884,320	UBS AG	02/07/17	USD	910,000	(3,349)

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	80,292,993	JPMorgan Chase Bank N.A.	01/10/17	USD	1,254,000	$54,876
RUB	34,469,700	Bank of America N.A.	01/13/17	USD	534,000	27,477
RUB	1,351,140	Deutsche Bank AG	01/13/17	USD	21,000	1,009
RUB	30,835,296	Deutsche Bank AG	01/13/17	USD	480,600	21,677
RUB	172,739,388	Deutsche Bank AG	01/13/17	USD	2,670,000	143,754
RUB	204,113,475	JPMorgan Chase Bank N.A.	01/13/17	USD	3,225,000	99,807
RUB	204,690,750	JPMorgan Chase Bank N.A.	01/18/17	USD	3,225,000	105,200
ZAR	24,887,862	Morgan Stanley & Co. International plc	01/17/17	USD	1,810,000	(2,081)

Contracts to Deliver
BRL	10,139,988	BNP Paribas S.A.	01/04/17	USD	3,111,285	(4,206)
BRL	9,230,949	Goldman Sachs International	01/04/17	USD	2,832,361	(3,829)
BRL	5,592,400	Goldman Sachs International	01/04/17	USD	1,715,934	(2,320)
BRL	5,185,751	Goldman Sachs International	01/04/17	USD	1,481,220	(112,092)
BRL	5,168,947	Goldman Sachs International	01/04/17	USD	1,546,200	(41,948)
BRL	5,162,762	Goldman Sachs International	01/04/17	USD	1,546,200	(40,048)
BRL	4,779,904	Goldman Sachs International	01/04/17	USD	1,396,000	(72,616)
BRL	4,150,598	Goldman Sachs International	01/04/17	USD	1,197,000	(78,263)
BRL	4,145,810	Goldman Sachs International	01/04/17	USD	1,272,072	(1,720)
BRL	5,185,832	Morgan Stanley & Co. International plc	01/04/17	USD	1,523,900	(69,436)
BRL	5,170,727	Morgan Stanley & Co. International plc	01/04/17	USD	1,481,220	(107,475)
BRL	5,156,878	Morgan Stanley & Co. International plc	01/04/17	USD	1,523,900	(60,540)
BRL	1,864,800	Morgan Stanley & Co. International plc	01/04/17	USD	560,000	(12,956)
BRL	5,142,661	Nomura International plc	01/04/17	USD	1,577,939	(2,133)
BRL	7,402,190	Royal Bank of Scotland plc	01/04/17	USD	2,271,237	(3,070)
BRL	3,434,224	Goldman Sachs International	02/07/17	USD	1,028,673	(16,404)
BRL	19,374,504	Morgan Stanley & Co. International plc	02/07/17	USD	5,886,223	(9,676)
CLP	1,049,342,435	Royal Bank of Scotland plc	01/05/17	USD	1,554,236	(12,312)
CNY	30,315,237	HSBC Bank plc	01/06/17	USD	4,386,012	24,166
CNY	108,057,340	Westpac Banking Corp.	03/15/17	USD	15,329,000	(176,261)
EUR	20,044,000	Goldman Sachs International	01/05/17	USD	21,316,553	215,654
EUR	164,000	Goldman Sachs International	01/05/17	USD	174,023	1,375
EUR	486,860	HSBC Bank plc	01/05/17	USD	518,753	6,221
EUR	925,000	Bank of America N.A.	01/10/17	USD	982,650	8,512
EUR	120,143	Citibank N.A.	01/12/17	USD	127,253	713
EUR	106,611	Citibank N.A.	01/12/17	USD	112,943	655
EUR	1,640,000	Goldman Sachs International	01/12/17	USD	1,744,780	17,456
EUR	1,508,383	Goldman Sachs International	01/12/17	USD	1,692,316	103,617
EUR	546,667	Goldman Sachs International	01/12/17	USD	577,568	1,793
EUR	546,667	Goldman Sachs International	01/12/17	USD	577,426	1,651
EUR	546,667	Goldman Sachs International	01/12/17	USD	577,535	1,761
EUR	3,225,000	Morgan Stanley & Co. International plc	01/13/17	USD	3,440,198	43,332
EUR	566,429	Morgan Stanley & Co. International plc	02/06/17	USD	631,278	34,041
EUR	3,357,076	Citibank N.A.	02/14/17	USD	3,724,028	183,066
EUR	778,905	Morgan Stanley & Co. International plc	02/14/17	USD	864,396	42,827
GBP	1,111,000	Citibank N.A.	01/09/17	USD	1,390,459	21,001
GBP	451,622	HSBC Bank plc	01/20/17	USD	572,735	15,890
IDR	5,322,457,740	JPMorgan Chase Bank N.A.	01/11/17	USD	401,998	7,289
IDR	6,582,130,965	Standard Chartered Bank	01/11/17	USD	500,542	12,417
IDR	20,883,259,966	UBS AG	01/18/17	USD	1,589,168	42,042
IDR	86,080,679,272	Goldman Sachs International	02/10/17	USD	6,487,841	132,176
IDR	23,325,198,336	Goldman Sachs International	02/10/17	USD	1,758,004	35,816
IDR	9,108,637,977	JPMorgan Chase Bank N.A.	02/16/17	USD	679,496	7,634
IDR	43,897,018,521	Morgan Stanley & Co. International plc	02/16/17	USD	3,315,485	77,602
INR	75,544,047	Royal Bank of Scotland plc	01/18/17	USD	1,115,700	4,079
KRW	1,379,661,632	Royal Bank of Scotland plc	01/23/17	USD	1,174,400	32,107

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	97,069,778	Morgan Stanley & Co. International plc	01/23/17	USD	4,748,984	$78,983
MXN	37,462,880	Goldman Sachs International	02/07/17	USD	1,820,000	21,377
RUB	77,146,080	Morgan Stanley & Co. International plc	01/10/17	USD	1,254,000	(3,577)
RUB	197,228,100	HSBC Bank plc	01/13/17	USD	3,225,000	12,349
RUB	56,489,782	HSBC Bank plc	01/13/17	USD	923,639	3,477
RUB	56,901,799	JPMorgan Chase Bank N.A.	01/13/17	USD	929,161	2,286
RUB	58,397,581	Bank of America N.A.	01/18/17	USD	953,897	3,802
RUB	62,245,168	Citibank N.A.	01/18/17	USD	1,016,912	4,219
RUB	76,480,576	Deutsche Bank AG	01/18/17	USD	1,254,191	9,897
TWD	53,427,360	Nomura International plc	01/23/17	USD	1,680,000	20,963

Cross Currency Contracts to Buy
RUB	102,583,800	BNP Paribas S.A.	02/22/17	EUR	1,584,000	(14,322)

Net Unrealized Appreciation						$1,498,232

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/18/17	69	USD	16,969,781	$18,019
U.S. Treasury Long Bond Futures	03/22/17	425	USD	63,427,699	601,207
U.S. Treasury Note 10 Year Futures	03/22/17	509	USD	62,861,007	398,149
U.S. Treasury Note 2 Year Futures	03/31/17	491	USD	106,417,587	(24,025)
U.S. Treasury Note 5 Year Futures	03/31/17	2,156	USD	254,048,514	(364,794)

Futures Contracts—Short
90 Day Eurodollar Futures	09/17/18	(195)	USD	(47,911,235)	75,297
90 Day Eurodollar Futures	12/17/18	(69)	USD	(16,879,894)	(25,106)
Euro-Bobl Futures	03/08/17	(11)	EUR	(1,456,482)	(14,156)
Euro-Bund Futures	03/08/17	(740)	EUR	(119,875,798)	(1,679,190)
U.S. Treasury Ultra Long Bond Futures	03/22/17	(382)	USD	(60,526,041)	(689,459)
United Kingdom Long Gilt Bond Futures	03/29/17	(4)	GBP	(493,963)	(11,531)

Net Unrealized Depreciation					$(1,715,589)

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	USD 1.130	BNP Paribas S.A.	01/05/17	(61,188,000)	$(396,321)	$—	$396,321
USD Call/BRL Put	BRL 3.500	JPMorgan Chase Bank N.A.	02/17/17	(2,340,000)	(49,517)	(16,441)	33,076
USD Call/CNH Put	CNH 7.025	HSBC Bank plc	03/10/17	(4,002,000)	(51,226)	(68,862)	(17,636)
USD Call/TRY Put	TRY 3.600	Goldman Sachs International	01/20/17	(2,252,550)	(30,071)	(18,780)	11,291
USD Call/TWD Put	TWD 33.500	JPMorgan Chase Bank N.A.	03/23/17	(4,002,000)	(21,799)	(21,775)	24
USD Put/BRL Call	BRL 3.180	Morgan Stanley & Co. LLC	02/14/17	(4,140,000)	(27,233)	(35,070)	(7,837)
USD Put/BRL Call	BRL 3.150	Goldman Sachs International	02/21/17	(3,520,000)	(14,453)	(24,453)	(10,000)
USD Put/INR Call	INR 66.400	Nomura International plc	01/06/17	(2,980,000)	(7,785)	(39)	7,746
USD Put/RUB Call	RUB 62.500	Deutsche Bank AG	01/17/17	(3,600,000)	(24,696)	(87,451)	(62,755)

Totals					$(623,101)	$(272,871)	$350,230

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	10.980%	01/02/20	JPMorgan Chase Bank N.A.	BRL	3,987,375	$(6,747)	$—	$(6,747)
Pay	1-Day CDI	11.000%	01/02/20	Bank of America N.A.	BRL	7,973,478	(17,777)	—	(17,777)
Pay	1-Day CDI	11.020%	01/02/20	Citigroup Global Markets Inc.	BRL	4,248,324	(6,088)	—	(6,088)
Pay	1-Day CDI	11.030%	01/02/20	Citigroup Global Markets Inc.	BRL	7,568,301	(14,732)	—	(14,732)
Pay	1-Day CDI	11.040%	01/02/20	JPMorgan Chase Bank N.A.	BRL	7,695,675	(10,033)	—	(10,033)
Pay	1-Day CDI	11.095%	01/02/20	Goldman Sachs International	BRL	14,258,907	(16,273)	—	(16,273)
Pay	1-Day CDI	11.097%	01/02/20	Goldman Sachs International	BRL	3,911,516	(4,413)	—	(4,413)
Pay	1-Day CDI	11.375%	01/02/20	JPMorgan Chase Bank N.A.	BRL	744,258	406	—	406
Pay	1-Day CDI	11.770%	01/02/20	Citigroup Global Markets Inc.	BRL	5,851,135	21,059	—	21,059
Pay	1-Day CDI	11.800%	01/02/20	Bank of America N.A.	BRL	4,159,648	23,617	—	23,617
Pay	1-Day CDI	11.810%	01/02/20	Bank of America N.A.	BRL	4,159,648	24,006	—	24,006
Pay	1-Day CDI	11.875%	01/02/20	JPMorgan Chase Bank N.A.	BRL	10,908,458	39,190	—	39,190
Pay	1-Day CDI	12.005%	01/02/20	JPMorgan Chase Bank N.A.	BRL	5,843,972	29,636	—	29,636
Pay	1-Day CDI	12.100%	01/02/20	Citigroup Global Markets Inc.	BRL	4,511,219	38,382	—	38,382
Pay	1-Day CDI	12.170%	01/02/20	JPMorgan Chase Bank N.A.	BRL	7,975,758	48,343	—	48,343
Pay	1-Day CDI	12.462%	01/02/19	Bank of America N.A.	BRL	13,095,515	57,583	—	57,583
Pay	28-Day TIIE	6.270%	12/05/25	Bank of America N.A.	MXN	2,209,451	(11,457)	—	(11,457)
Pay	28-Day TIIE	6.320%	07/17/25	Morgan Stanley Capital Services, LLC	MXN	40,086,000	(192,788)	—	(192,788)
Pay	28-Day TIIE	6.325%	07/17/25	Citigroup Global Markets Inc.	MXN	19,973,500	(95,745)	—	(95,745)
Pay	28-Day TIIE	6.330%	08/06/25	Citigroup Global Markets Inc.	MXN	59,593,000	(286,823)	—	(286,823)
Pay	28-Day TIIE	6.850%	11/29/18	JPMorgan Chase Bank N.A.	MXN	194,021,859	(63,800)	—	(63,800)
Pay	28-Day TIIE	6.890%	11/30/18	Goldman Sachs International	MXN	102,377,408	(30,143)	—	(30,143)
Pay	28-Day TIIE	6.930%	11/30/18	Bank of America N.A.	MXN	139,622,395	(36,192)	—	(36,192)
Pay	28-Day TIIE	6.980%	11/28/18	JPMorgan Chase Bank N.A.	MXN	92,466,976	(19,769)	—	(19,769)
Pay	28-Day TIIE	6.980%	11/28/18	Citigroup Global Markets Inc.	MXN	163,000,000	(34,849)	—	(34,849)
Pay	28-Day TIIE	7.000%	11/21/18	JPMorgan Chase Bank N.A.	MXN	96,830,612	(18,509)	—	(18,509)
Pay	28-Day TIIE	7.000%	11/28/18	JPMorgan Chase Bank N.A.	MXN	96,216,594	(18,881)	—	(18,881)
Pay	28-Day TIIE	7.040%	11/21/18	Goldman Sachs International	MXN	204,754,815	(32,014)	—	(32,014)
Pay	28-Day TIIE	7.060%	11/21/18	JPMorgan Chase Bank N.A.	MXN	114,610,942	(15,926)	—	(15,926)
Pay	28-Day TIIE	7.070%	11/21/18	Citigroup Global Markets Inc.	MXN	95,509,119	(12,441)	—	(12,441)
Pay	28-Day TIIE	7.100%	11/22/18	Citigroup Global Markets Inc.	MXN	114,610,942	(8,030)	—	(8,030)
Pay	3M KWCDC	1.920%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	20,440	—	20,440
Receive	1-Day CDI	12.080%	01/02/18	Bank of America N.A.	BRL	30,550,995	(17,907)	—	(17,907)
Receive	1-Day CDI	12.100%	01/02/18	Bank of America N.A.	BRL	37,998,749	(24,484)	—	(24,484)
Receive	1-Day CDI	12.850%	07/03/17	JPMorgan Chase Bank N.A.	BRL	1,254,878	92	—	92
Receive	1-Day CDI	12.850%	07/03/17	JPMorgan Chase Bank N.A.	BRL	39,177,404	(4,255)	—	(4,255)
Receive	1-Day CDI	12.930%	07/03/17	Citigroup Global Markets Inc.	BRL	33,769,975	(1,191)	—	(1,191)
Receive	1-Day CDI	13.110%	07/03/17	Citigroup Global Markets Inc.	BRL	20,271,357	(5,295)	—	(5,295)
Receive	1-Day CDI	13.130%	07/03/17	Bank of America N.A.	BRL	16,890,391	(5,108)	—	(5,108)
Receive	28-Day TIIE	4.300%	12/07/17	Bank of America N.A.	MXN	12,027,855	14,231	—	14,231
Receive	28-Day TIIE	4.550%	03/21/18	Barclays Bank plc	MXN	26,793,819	38,958	—	38,958
Receive	28-Day TIIE	4.700%	12/06/18	Bank of America N.A.	MXN	8,147,763	18,242	—	18,242
Receive	28-Day TIIE	4.760%	12/06/18	Citigroup Global Markets Inc.	MXN	8,147,763	17,808	—	17,808
Receive	28-Day TIIE	4.770%	12/05/18	Citigroup Global Markets Inc.	MXN	8,147,763	17,714	—	17,714
Receive	28-Day TIIE	4.850%	11/01/18	Bank of America N.A.	MXN	22,482,829	44,898	—	44,898
Receive	28-Day TIIE	6.307%	08/11/25	Deutsche Bank AG	MXN	74,533,884	364,460	—	364,460
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	98,005	—	98,005
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	98,005	—	98,005
Receive	28-Day TIIE	7.690%	11/18/26	JPMorgan Chase Bank N.A.	MXN	23,916,113	18,642	—	18,642
Receive	28-Day TIIE	7.690%	11/18/26	Citigroup Global Markets Inc.	MXN	10,345,933	8,065	—	8,065
Receive	28-Day TIIE	7.745%	11/20/26	Goldman Sachs International	MXN	25,778,954	15,178	—	15,178
Receive	28-Day TIIE	7.770%	11/20/26	Bank of America N.A.	MXN	36,157,405	18,130	—	18,130
Receive	28-Day TIIE	7.780%	11/11/26	JPMorgan Chase Bank N.A.	MXN	29,407,961	13,551	—	13,551

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	28-Day TIIE	7.780%	11/11/26	Citigroup Global Markets Inc.	MXN	24,801,895	$11,429	$—	$11,429
Receive	28-Day TIIE	7.800%	11/11/26	JPMorgan Chase Bank N.A.	MXN	14,783,178	5,781	—	5,781
Receive	3M JIBAR	8.710%	11/14/26	JPMorgan Chase Bank N.A.	ZAR	16,105,000	(31,095)	—	(31,095)
Receive	3M JIBAR	8.710%	11/14/26	JPMorgan Chase Bank N.A.	ZAR	19,140,000	(36,955)	—	(36,955)
Receive	3M KWCDC	1.690%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	(9,678)	—	(9,678)
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	251,444	—	251,444

Totals							$267,897	$—	$267,897

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	12M UKRPI	3.430%	10/15/26	GBP	14,941,740	$(158,384)
Pay	12M UKRPI	3.447%	10/15/26	GBP	15,168,130	(121,555)
Pay	12M UKRPI	3.460%	10/15/26	GBP	15,168,130	(91,517)
Pay	3M LIBOR	2.131%	08/25/25	USD	1,285,000	(15,484)
Receive	12M UKRPI	3.365%	10/15/21	GBP	14,941,740	70,898
Receive	12M UKRPI	3.385%	10/15/21	GBP	15,168,130	51,162
Receive	12M UKRPI	3.390%	10/15/21	GBP	15,168,130	45,958
Receive	3M LIBOR	1.256%	01/12/17	USD	223,619,000	(20,468)
Receive	3M LIBOR	2.272%	09/11/25	USD	955,000	924
Receive	3M LIBOR	2.383%	07/10/25	USD	72,000,000	(626,657)

Net Unrealized Depreciation						$(865,123)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.IG.27.V1	(1.000%)	12/20/21	0.677%	USD	24,041,000	$(117,316)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.27.V1	5.000%	12/20/21	3.542%	USD	82,542,000	$2,194,000

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	1,630,000	$60,163	$97,335	$(37,172)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	1,630,000	60,163	97,335	(37,172)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	1,630,000	60,163	97,335	(37,172)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	1,630,000	60,163	96,624	(36,461)

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	1,630,000	$60,163	$96,624	$(36,461)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	980,000	36,171	58,520	(22,349)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	175,000	6,459	10,450	(3,991)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	175,000	6,459	10,450	(3,991)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	175,000	6,459	10,450	(3,991)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	175,000	6,459	10,374	(3,915)
Federation of Russia 7.50%, due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	175,000	6,459	10,374	(3,915)
Federation of Russia 7.50% due 03/31/30	(1.000%)	12/20/21	Bank of America N.A.	1.795%	USD	105,000	3,876	6,270	(2,394)
Federation of Russia 7.500%, due 03/31/30	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	1.795%	USD	955,000	35,249	59,488	(24,239)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	BNP Paribas S.A.	0.690%	EUR	7,490,000	(120,791)	(82,762)	(38,029)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	BNP Paribas S.A.	0.690%	EUR	9,381,000	(151,287)	(109,221)	(42,066)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	Bank of America N.A.	0.690%	EUR	1,086,000	(17,514)	(17,047)	(467)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	Citibank N.A.	0.690%	EUR	3,575,000	(57,654)	(51,486)	(6,168)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	Citibank N.A.	0.690%	EUR	7,246,000	(116,856)	(104,355)	(12,501)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%)	12/20/21	Credit Suisse International	0.690%	EUR	7,874,000	(126,983)	(118,489)	(8,494)
Loews Corp. 6.000%, due 02/01/35	(1.000%)	12/20/20	Barclays Bank plc	0.236%	USD	2,145,000	(63,472)	(75,932)	12,460
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	06/20/20	JPMorgan Chase Bank N.A.	1.122%	USD	3,824,276	15,651	33,406	(17,755)
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%)	09/20/20	Bank of America N.A.	1.182%	USD	3,824,276	24,881	50,241	(25,360)
Prudential Financial, Inc. 7.375%, due 06/15/19	(1.000%)	12/20/21	Citibank N.A.	0.848%	USD	7,537,000	(54,021)	73,550	(127,571)
Republic of Argentina 7.625%, due 04/22/46	(5.000%)	12/20/21	Bank of America N.A.	4.204%	USD	371,750	(12,917)	(17,895)	4,978
Republic of Argentina 7.625%, due 04/22/46	(5.000%)	12/20/21	Citibank N.A.	4.204%	USD	2,021,350	(70,235)	(44,443)	(25,792)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Bank of America N.A.	1.101%	USD	2,207,720	10,414	22,404	(11,990)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Bank of America N.A.	1.101%	USD	823,981	3,887	7,245	(3,358)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	9,549,961	45,050	37,560	7,490
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	2,715,488	12,810	11,940	870
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	1,513,766	7,141	10,905	(3,764)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	946,103	4,463	3,698	765

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	756,883	$3,570	$2,959	$611
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Barclays Bank plc	1.101%	USD	378,441	1,785	1,479	306
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Citibank N.A.	1.101%	USD	2,277,553	10,744	17,816	(7,072)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Citibank N.A.	1.101%	USD	1,096,630	5,173	7,631	(2,458)
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	Citibank N.A.	1.101%	USD	536,624	2,531	1,321	1,210
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	1.101%	USD	2,135,637	10,074	5,257	4,817
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	1.101%	USD	1,005,193	4,742	4,420	322
Republic of Philippines 10.625%, due 03/16/25	(1.000%)	12/20/21	UBS AG	1.101%	USD	934,409	4,408	3,652	756
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	12/20/21	Bank of America N.A.	2.140%	USD	1,965,000	103,036	151,674	(48,638)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	12/20/21	Barclays Bank plc	2.140%	USD	11,830,000	620,313	907,869	(287,556)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	12/20/21	Citibank N.A.	2.140%	USD	4,815,000	252,477	371,659	(119,182)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	12/20/21	Goldman Sachs International	2.140%	USD	1,202,000	63,028	92,245	(29,217)
Republic of South Africa 5.500%, due 03/09/20	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	2.140%	USD	4,990,000	261,653	385,167	(123,514)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	BNP Paribas S.A.	1.156%	EUR	7,293,000	58,112	70,048	(11,936)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	1.156%	EUR	3,568,000	28,430	34,191	(5,761)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	Citibank N.A.	1.156%	EUR	12,383,000	98,670	137,123	(38,453)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	Citibank N.A.	1.156%	EUR	4,122,000	32,845	61,590	(28,745)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	Citibank N.A.	1.156%	EUR	3,748,000	29,865	59,813	(29,948)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	Citibank N.A.	1.156%	EUR	3,000,000	23,904	28,699	(4,795)
Standard Chartered Bank 0.431%, due 09/04/17	(1.000%)	12/20/21	JPMorgan Chase Bank N.A.	1.156%	EUR	3,000,000	23,904	27,200	(3,296)
Valero Energy Corp. 8.750%, due 06/15/30	(1.000%)	12/20/20	Morgan Stanley Capital Services, LLC	0.817%	USD	2,145,000	(15,009)	51,754	(66,763)

Totals							$1,365,228	$2,714,515	$(1,349,287)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Fiat Chrysler Automobiles NV 4.500%, due 04/15/17	5.000%	12/20/21	Citibank N.A.	3.169%	EUR	10,000	$890	$728	$162
CNH Industrial Finance 6.250%, due 03/09/18	5.000%	12/20/20	BNP Paribas S.A.	1.647%	EUR	21,277	2,922	2,368	554
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/20	Bank of America N.A.	1.122%	USD	3,824,276	(15,651)	(38,756)	23,105

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	JPMorgan Chase Bank N.A.	1.182%	USD	3,824,276	$(24,881)	$(43,741)	$18,860
Peugeot S.A. 7.375%, due 03/06/18	5.000%	12/20/21	BNP Paribas S.A.	1.921%	EUR	10,000	1,550	1,483	67
UniCredit S.p.A. 1.00%, due 04/10/17	1.000%	12/20/21	BNP Paribas S.A.	1.743%	EUR	5,184	(194)	(241)	47
UniCredit S.p.A. 0.629%, due 04/10/2017	1.000%	12/20/21	Barclays Bank plc	1.743%	EUR	10,000	(373)	(588)	215

Totals							$(35,737)	$(78,747)	$43,010

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.6.AAA	(0.500%)	05/11/63	Deutsche Bank AG	0.000%	USD	2,680,000	$1,102	$744	$358
CMBX.NA.6.AAA	(0.500%)	05/11/63	Deutsche Bank AG	0.000%	USD	2,340,000	962	(883)	1,845
CMBX.NA.6.AAA	(0.500%)	05/11/63	Deutsche Bank AG	0.000%	USD	1,670,000	687	242	445
CMBX.NA.8.AAA	(0.500%)	10/17/57	Credit Suisse International	0.000%	USD	1,340,000	15,423	31,672	(16,249)
CMBX.NA.8.AAA	(0.500%)	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	820,000	9,438	19,077	(9,639)
CMBX.NA.8.AAA	(0.500%)	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	680,000	7,827	15,273	(7,446)
CMBX.NA.AAA.V8	(0.500%)	10/17/57	Credit Suisse International	0.000%	USD	990,000	11,395	44,956	(33,561)
CMBX.NA.AAA.V9	(0.500%)	09/17/58	Goldman Sachs International	0.000%	USD	660,000	14,499	21,522	(7,023)
CMBX.NA.BBB-.V6	(3.000%)	05/11/63	JPMorgan Chase Bank N.A.	0.000%	USD	340,000	19,334	22,465	(3,131)
CMBX.NA.BBB-.V6	(3.000%)	05/11/63	JPMorgan Chase Bank N.A.	0.000%	USD	340,000	19,334	22,465	(3,131)
CMBX.NA.BBB-.V6	(3.000%)	05/11/63	Morgan Stanley Capital Services, LLC	0.000%	USD	340,000	19,334	20,627	(1,293)

Totals							$119,335	$198,160	$(78,825)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
CMBX.NA.A.V8	2.000%	10/17/57	Morgan Stanley Capital Services, LLC	0.000%	USD	190,000	$(9,741)	$(22,074)	$12,333
CMBX.NA.AAA.V7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	5,000,000	(28,433)	(156,398)	127,965
CMBX.NA.AM.V4	0.500%	02/17/51	Deutsche Bank AG	0.000%	USD	2,370,000	(59,250)	(359,977)	300,727
CMBX.NA.BBB-.V6	3.000%	05/11/63	Credit Suisse International	0.000%	USD	340,000	(19,334)	(28,925)	9,591

Totals							$(116,758)	$(567,374)	$450,616

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(BRL)—	Brazilian Real
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDI)—	Brazil Interbank Deposit Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(JIBAR)—	Johannesburg Interbank Agreed Rate
(KWCDC)—	Korean Certificate of Deposit Rate
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,095,926,767	$—	$2,095,926,767
Total Corporate Bonds & Notes*	—	929,428,130	—	929,428,130
Total Asset-Backed Securities*	—	466,174,524	—	466,174,524
Total Mortgage-Backed Securities*	—	249,667,272	—	249,667,272
Total Foreign Government*	—	125,903,207	—	125,903,207
Total Municipals	—	122,719,939	—	122,719,939
Total Preferred Stocks*	14,987,393	—	—	14,987,393
Total Purchased Options*	—	1,695,538	—	1,695,538
Short-Term Investments
Certificate of Deposit	—	110,940,498	—	110,940,498
Commercial Paper	—	24,812,407	—	24,812,407
Repurchase Agreement	—	12,892,826	—	12,892,826
Total Short-Term Investments	—	148,645,731	—	148,645,731
Total Securities Lending Reinvestments*	—	218,476,772	—	218,476,772
Total Investments	$14,987,393	$4,358,637,880	$—	$4,373,625,273

Collateral for Securities Loaned (Liability)	$—	$(218,357,623)	$—	$(218,357,623)
TBA Forward Sales Commitments	$—	$(306,674,415)	$—	$(306,674,415)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,507,628	$—	$2,507,628
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,009,396)	—	(1,009,396)
Total Forward Contracts	$—	$1,498,232	$—	$1,498,232
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,092,672	$—	$—	$1,092,672
Futures Contracts (Unrealized Depreciation)	(2,808,261)	—	—	(2,808,261)
Total Futures Contracts	$(1,715,589)	$—	$—	$(1,715,589)
Written Options at Value	$—	$(272,871)	$—	$(272,871)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,362,942	$—	$2,362,942
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,151,381)	—	(1,151,381)
Total Centrally Cleared Swap Contracts	$—	$1,211,561	$—	$1,211,561

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,653,959	$—	$3,653,959
OTC Swap Contracts at Value (Liabilities)	—	(2,053,994)	—	(2,053,994)
Total OTC Swap Contracts	$—	$1,599,965	$—	$1,599,965
Total Reverse Repurchase Agreements (Liability)	$—	$(80,550,272)	$—	$(80,550,272)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$4,373,625,273
Cash	119,629
Cash denominated in foreign currencies (c)	7,416,369
Cash collateral (d)	10,362,870
OTC swap contracts at market value (e)	3,653,959
Unrealized appreciation on forward foreign currency exchange contracts	2,507,628
Receivable for:
Investments sold	3,909,236
TBA securities sold (f)	505,483,648
Fund shares sold	1,102,145
Principal paydowns	18,935
Interest	19,781,126
Variation margin on futures contracts	774,664
Interest on OTC swap contracts	248,771
Prepaid expenses	10,913
Other assets	59,020

Total Assets	4,929,074,186
Liabilities
Written options at value (g)	272,871
Forward sales commitments, at value	306,674,415
Reverse repurchase agreements	80,550,272
OTC swap contracts at market value (h)	2,053,994
Cash collateral for OTC swap contracts	3,400,000
Unrealized depreciation on forward foreign currency exchange contracts	1,009,396
Collateral for securities loaned	218,357,623
Payables for:
Investments purchased	1,184,712
TBA securities purchased (f)	490,632,155
Fund shares redeemed	829,226
Interest on reverse repurchase agreements	37,880
Foreign taxes	34,005
Variation margin on centrally cleared swap contracts	286,578
Interest on forward sales commitments	513,153
Interest on OTC swap contracts	287,094
Accrued Expenses:
Management fees	1,058,028
Distribution and service fees	123,722
Deferred trustees’ fees	92,016
Other expenses	813,287

Total Liabilities	1,108,210,427

Net Assets	$3,820,863,759

Net Assets Consist of:
Paid in surplus	$3,793,359,516
Undistributed net investment income	116,631,555
Accumulated net realized loss	(39,100,433)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(50,026,879)

Net Assets	$3,820,863,759

Net Assets
Class A	$3,187,238,743
Class B	516,443,821
Class E	117,181,195
Capital Shares Outstanding*
Class A	30,069,207
Class B	4,960,214
Class E	1,115,701
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$106.00
Class B	104.12
Class E	105.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,423,253,901.
(b)	Includes securities loaned at value of $212,597,740.
(c)	Identified cost of cash denominated in foreign currencies was $7,464,153.
(d)	Includes collateral of $440,000 for OTC swap contracts and $9,922,870 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $1,119,528.
(f)	Included within TBA securities sold is $415,618,619 related to TBA forward sale commitments and included within TBA securities purchased is $108,767,249 related to TBA forward sale commitments.
(g)	Premiums received on written options were $623,101.
(h)	Net premium paid on OTC swap contracts was $1,147,026.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$959,487
Interest (a)	110,262,091
Securities lending income	388,106
Other income (b)	488,771

Total investment income	112,098,455
Expenses
Management fees	12,590,207
Administration fees	125,959
Custodian and accounting fees	749,797
Distribution and service fees—Class B	1,300,545
Distribution and service fees—Class E	183,997
Interest expense	71,499
Audit and tax services	122,424
Legal	33,061
Trustees’ fees and expenses	45,248
Shareholder reporting	249,514
Insurance	26,616
Miscellaneous	48,070

Total expenses	15,546,937

Net Investment Income	96,551,518

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	(25,950,805)
Futures contracts	15,059,090
Written options	4,204,405
Swap contracts	4,724,229
Foreign currency transactions	3,030,077

Net realized gain	1,066,996

Net change in unrealized appreciation (depreciation) on:
Investments (d)	10,268,350
Futures contracts	(2,449,932)
Written options	(551,474)
Swap contracts	4,881,475
Foreign currency transactions	4,181,185

Net change in unrealized appreciation	16,329,604

Net realized and unrealized gain	17,396,600

Net Increase in Net Assets From Operations	$113,948,118

(a)	Net of foreign withholding taxes of $113,344.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(c)	Net of foreign capital gains tax of $89,875.
(d)	Includes change in foreign capital gains tax of $34,005.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$96,551,518	$102,501,031
Net realized gain	1,066,996	23,661,490
Net change in unrealized appreciation (depreciation)	16,329,604	(99,056,856)

Increase in net assets from operations	113,948,118	27,105,665

From Distributions to Shareholders
Net investment income
Class A	(102,987,554)	(133,507,891)
Class B	(15,546,181)	(19,257,211)
Class E	(3,722,162)	(5,052,422)
Net realized capital gains
Class A	0	(39,098,515)
Class B	0	(6,006,393)
Class E	0	(1,544,832)

Total distributions	(122,255,897)	(204,467,264)

Increase (decrease) in net assets from capital share transactions	10,844,267	(354,447,512)

Total increase (decrease) in net assets	2,536,488	(531,809,111)

Net Assets
Beginning of period	3,818,327,271	4,350,136,382

End of period	$3,820,863,759	$3,818,327,271

Undistributed net investment income
End of period	$116,631,555	$125,949,993

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,788,011	$195,109,223	1,013,267	$112,853,439
Reinvestments	960,257	102,987,554	1,627,901	172,606,406
Redemptions	(2,621,035)	(281,776,136)	(5,922,458)	(646,280,255)

Net increase (decrease)	127,233	$16,320,641	(3,281,290)	$(360,820,410)

Class B
Sales	518,377	$55,117,107	554,079	$59,688,701
Reinvestments	147,371	15,546,181	242,105	25,263,604
Redemptions	(634,036)	(67,150,297)	(626,260)	(66,816,921)

Net increase	31,712	$3,512,991	169,924	$18,135,384

Class E
Sales	88,968	$9,549,094	57,831	$6,284,511
Reinvestments	34,996	3,722,162	62,736	6,597,254
Redemptions	(207,952)	(22,260,621)	(228,209)	(24,644,251)

Net decrease	(83,988)	$(8,989,365)	(107,642)	$(11,762,486)

Increase (decrease) derived from capital shares transactions		$10,844,267		$(354,447,512)

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$106.14		$110.97	$107.33	$115.27	$110.90

Income (Loss) from Investment Operations
Net investment income (a)	2.76	(b)	2.73	3.18	3.36	3.21
Net realized and unrealized gain (loss) on investments	0.61		(2.08)	4.28	(4.07)	4.95

Total from investment operations	3.37		0.65	7.46	(0.71)	8.16

Less Distributions
Distributions from net investment income	(3.51)		(4.24)	(3.82)	(4.49)	(3.05)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.51)		(5.48)	(3.82)	(7.23)	(3.79)

Net Asset Value, End of Period	$106.00		$106.14	$110.97	$107.33	$115.27

Total Return (%) (c)	3.12		0.59	7.08	(0.77)	7.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37		0.36	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (d)	0.37		0.36	0.35	0.35	0.36
Ratio of net investment income to average net assets (%)	2.56	(b)	2.50	2.91	3.07	2.85
Portfolio turnover rate (%)	571	(e)	824 (e)	679 (e)	801 (e)	1,002 (e)
Net assets, end of period (in millions)	$3,187.2		$3,178.0	$3,686.9	$3,213.0	$3,474.3

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$104.31		$109.16	$105.64	$113.56	$109.31

Income (Loss) from Investment Operations
Net investment income (a)	2.45	(b)	2.42	2.87	3.05	2.89
Net realized and unrealized gain (loss) on investments	0.59		(2.05)	4.20	(4.01)	4.88

Total from investment operations	3.04		0.37	7.07	(0.96)	7.77

Less Distributions
Distributions from net investment income	(3.23)		(3.98)	(3.55)	(4.22)	(2.78)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.23)		(5.22)	(3.55)	(6.96)	(3.52)

Net Asset Value, End of Period	$104.12		$104.31	$109.16	$105.64	$113.56

Total Return (%) (c)	2.86		0.34	6.81	(1.01)	7.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.61	0.60	0.60	0.61
Net ratio of expenses to average net assets (%) (d)	0.62		0.61	0.60	0.60	0.61
Ratio of net investment income to average net assets (%)	2.31	(b)	2.26	2.67	2.82	2.60
Portfolio turnover rate (%)	571	(e)	824 (e)	679 (e)	801 (e)	1,002 (e)
Net assets, end of period (in millions)	$516.4		$514.1	$519.5	$488.1	$503.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$105.18		$110.00	$106.41	$114.32	$110.02

Income (Loss) from Investment Operations
Net investment income (a)	2.57	(b)	2.55	3.00	3.18	3.02
Net realized and unrealized gain (loss) on investments	0.60		(2.07)	4.23	(4.04)	4.91

Total from investment operations	3.17		0.48	7.23	(0.86)	7.93

Less Distributions
Distributions from net investment income	(3.32)		(4.06)	(3.64)	(4.31)	(2.89)
Distributions from net realized capital gains	0.00		(1.24)	0.00	(2.74)	(0.74)

Total distributions	(3.32)		(5.30)	(3.64)	(7.05)	(3.63)

Net Asset Value, End of Period	$105.03		$105.18	$110.00	$106.41	$114.32

Total Return (%) (c)	2.98		0.44	6.92	(0.91)	7.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52		0.51	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (d)	0.52		0.51	0.50	0.50	0.51
Ratio of net investment income to average net assets (%)	2.40	(b)	2.35	2.78	2.92	2.70
Portfolio turnover rate (%)	571	(e)	824 (e)	679 (e)	801 (e)	1,002 (e)
Net assets, end of period (in millions)	$117.2		$126.2	$143.8	$150.7	$176.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 178%, 278%, 276%, 267% and 390% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

MSF-45

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

MSF-46

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, paydown gain/loss reclasses, foreign capital gains taxes, deflationary sell adjustments and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MSF-47

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MSF-48

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $12,892,826. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 27,433,845. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 220 days. The average amount of borrowings was $189,958,009 and the annualized weighted average interest rate was 0.04% during the 220 day period.

MSF-49

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2016:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Bank of America N.A.	$(80,550,272)	$80,550,272	$—

	$(80,550,272)	$80,550,272	$—

[1]	Collateral with a value of $80,680,054 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(157,557,150)	$—	$—	$—	$(157,557,150)
Foreign Government	(9,909,584)	—	—	—	(9,909,584)
Preferred Stocks	(865,421)	—	—	—	(865,421)
U.S. Treasury & Government Agencies	(50,025,468)	—	—	—	(50,025,468)
Total	$(218,357,623)	$—	$—	$—	$(218,357,623)
Reverse Repurchase Agreements
U.S. Treasury	—	(80,550,272)	—	—	(80,550,272)
Total Borrowings	$(218,357,623)	$(80,550,272)	$—	$—	$(298,907,895)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(298,907,895)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

MSF-50

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

MSF-51

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	1,206,357,000	—	$2,512,762
Options written	1,537,912,900	3,348	8,640,974
Options bought back	(377,743,000)	(2,812)	(5,602,787)
Options exercised	(1,753,301,000)	—	(371,952)
Options expired	(539,441,350)	(536)	(4,630,063)

Options outstanding December 31, 2016	73,784,550	—	$548,934

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	79,855,000	—	$1,834,084
Options written	1,306,401,300	12,762	9,615,944
Options bought back	(1,043,645,000)	(8,377)	(5,734,083)
Options exercised	(96,744,000)	—	(1,243,551)
Options expired	(231,627,300)	(4,385)	(4,398,227)

Options outstanding December 31, 2016	14,240,000	—	$74,167

*	Amount shown is in the currency in which the transaction was denominated.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that

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the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of

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all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$1,357,295	OTC swap contracts at market value (a)	$1,089,398
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	168,942	Unrealized depreciation on centrally cleared swap contracts (b) (c)	1,034,065
	Unrealized appreciation on futures contracts (b) (d)	1,092,672	Unrealized depreciation on futures contracts (b) (d)	2,808,261
Credit	OTC swap contracts at market value (a)	2,296,664	OTC swap contracts at market value (a)	964,596
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	2,194,000	Unrealized depreciation on centrally cleared swap contracts (b) (c)	117,316
Foreign Exchange	Investments at market value (e)	1,695,538
	Unrealized appreciation on forward foreign currency exchange contracts	2,507,628	Unrealized depreciation on forward foreign currency exchange contracts	1,009,396
			Written options at value	272,871

Total		$11,312,739		$7,295,903

(a)	Excludes OTC swap interest receivable of $248,771 and OTC swap interest payable of $287,094.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$968,654	$(159,007)	$(740,000)	$69,647
Barclays Bank plc	734,090	(64,821)	(580,000)	89,269
BNP Paribas S.A.	1,097,356	(300,632)	—	796,724

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Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$795,204	$(300,069)	$—	$495,135
Citigroup Global Markets Inc.	114,457	(114,457)	—	—
Credit Suisse International	26,818	(26,818)	—	—
Deutsche Bank AG	709,190	(186,716)	(522,474)	—
Goldman Sachs International	1,178,852	(517,557)	(661,295)	—
HSBC Bank plc	123,400	(70,953)	—	52,447
JPMorgan Chase Bank N.A.	1,273,635	(331,950)	(550,000)	391,685
Morgan Stanley & Co. International plc	308,828	(276,132)	—	32,696
Morgan Stanley & Co. LLC	211,100	(35,070)	—	176,030
Morgan Stanley Capital Services, LLC	36,599	(36,599)	—	—
Nomura International plc	55,695	(2,172)	—	53,523
Royal Bank of Scotland plc	130,494	(37,420)	—	93,074
Standard Chartered Bank	12,417	—	—	12,417
UBS AG	80,336	(20,019)	—	60,317

	$7,857,125	$(2,480,392)	$(3,053,769)	$2,322,964

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$159,007	$(159,007)	$—	$—
Barclays Bank plc	64,821	(64,821)	—	—
BNP Paribas S.A.	300,632	(300,632)	—	—
Citibank N.A.	300,069	(300,069)	—	—
Citigroup Global Markets Inc.	465,194	(114,457)	—	350,737
Credit Suisse International	174,750	(26,818)	(147,932)	—
Deutsche Bank AG	186,716	(186,716)	—	—
Goldman Sachs International	517,557	(517,557)	—	—
HSBC Bank plc	70,953	(70,953)	—	—
JPMorgan Chase Bank N.A.	331,950	(331,950)	—	—
Morgan Stanley & Co. International plc	276,132	(276,132)	—	—
Morgan Stanley & Co. LLC	35,070	(35,070)	—	—
Morgan Stanley Capital Services, LLC	217,538	(36,599)	—	180,939
Nomura International plc	2,172	(2,172)	—	—
Royal Bank of Scotland plc	37,420	(37,420)	—	—
UBS AG	20,019	(20,019)	—	—
Westpac Banking Corp.	176,261	—	—	176,261

	$3,336,261	$(2,480,392)	$(147,932)	$707,937

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$6,240,666	$—	$(12,077,232)	$(5,836,566)
Forward foreign currency transactions	—	—	1,340,118	1,340,118
Futures contracts	15,059,090	—	—	15,059,090
Swap contracts	3,096,832	1,627,397	—	4,724,229
Written options	(4,728,036)	—	8,932,441	4,204,405

	$19,668,552	$1,627,397	$(1,804,673)	$19,491,276

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Notes to Financial Statements—December 31, 2016—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$171,580	$—	$1,038,446	$1,210,026
Forward foreign currency transactions	—	—	4,176,062	4,176,062
Futures contracts	(2,449,932)	—	—	(2,449,932)
Swap contracts	2,057,672	2,823,803	—	4,881,475
Written options	—	—	(551,474)	(551,474)

	$(220,680)	$2,823,803	$4,663,034	$7,266,157

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$317,226,711
Forward foreign currency transactions	524,915,091
Futures contracts long	444,545,833
Futures contracts short	(193,937,870)
Swap contracts	1,282,902,538
Written options	(281,869,379)

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

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of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$20,455,800,779	$1,081,192,007	$19,484,628,511	$1,996,374,031

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $7,493,176 in purchases and $13,321,908 in sales of investments, which are included above, and resulted in realized losses of $58,410.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$14,750,825,000	$14,533,849,105

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,590,207	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

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MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period May 1, 2015 to April 30, 2016.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$122,255,897	$190,475,439	$—	$13,991,825	$122,255,897	$204,467,264

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Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$119,161,258	$—	$(64,170,665)	$(27,394,335)	$27,596,258

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses of $1,466,695 and accumulated long term capital losses of $25,927,640, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-60

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-61

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-62

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-63

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-64

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-65

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five- year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods ended June 30, 2016 and performed equally to its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-66

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-67

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-68

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-69

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-70

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 0.09%, -0.15%, and -0.06%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.08%.

MARKET ENVIRONMENT / CONDITIONS

Despite one of the worst-ever starts to a year, U.S. stocks registered solid gains in 2016, with most indices near all-time highs. The broad-market S&P 500 Index added 3.82% in the fourth quarter, leaving it up 11.96% for the full year. The double-digit gain obscures the high degree of macroeconomic and political uncertainty in the period, from a fear-induced selloff in the opening weeks amid plummeting oil prices and recession fears, to the U.K.’s surprise vote to leave the European Union (“Brexit”) in June, to the U.S. presidential election result in November. Yet, stocks proved resilient throughout. Most of 2016’s gains came in the second half of the year. Ongoing U.S. economic improvement, a rebound in corporate earnings, and stabilizing oil prices all helped boost sentiment. The rally gathered pace after the November election as investors were hopeful that the Trump administration’s policy agenda, comprising fiscal stimulus, tax reform, and reduced regulations, would generate stronger economic growth. For its part, the Federal Reserve (the “Fed”) was on hold for most of the year before raising its benchmark interest rate by a quarter point in December, a move that was widely expected. The tone was more hawkish than anticipated, however, with the U.S. central bank lifting its forecast for rate increases in 2017 to three from two.

From a sector perspective, 2016 saw a marked shift in leadership. Defensive sectors, namely Telecommunication Services and Utilities, led the market in the first half of the year amid a broad flight to safety and investors’ ongoing search for yield in the lower for longer interest rate environment. This reversed in the second half, especially following the election, when more cyclical areas like Financials, Energy, and Industrials, were the top gainers. The lone sector in negative territory for the year was Health Care.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period.

Broadly speaking, performance challenges were isolated in two distinct periods, the first and fourth quarters of the year, marked by significant market rotations out of growth stocks in favor of income-oriented equities and traditional value/cyclical companies.

Investors began the new year favoring dividend stocks amid fears of negative interest rates, and then broadly rotated to more traditional value areas at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. In comparison, defensive Telecommunication Services and Utilities were the top performers within the large-cap growth index due to the wider flight to safety in the period, as well as investors’ ongoing search for yield in the lower for longer interest rate environment.

Portfolio performance rebounded in the second and third quarters, as best-in-class growth companies recovered on solid earnings results and healthy underlying fundamentals, but these gains were offset by underperformance following the November election results when we saw another substantial rotation. Expectations for improved growth, lower taxes, less regulation within Financials, and a large move in the U.S. dollar led to a regime change in the market post-election. Cyclical and traditional value sectors like Financials, Industrials, and Materials that, until recently, were most neglected by investors, saw a sharp rally. By contrast, best-in-class growth companies that performed strongly in recent months, particularly within Information Technology (“IT”), suffered as they appeared to be a source of funds for the reallocation.

On a sector basis, IT was the largest detractor in the 12 months, with software and IT services accounting for the majority of the underperformance. Consumer Discretionary was an additional source of weakness, in particular media and specialty retail. Health Care (biotechnology, life sciences tools & services) and Consumer Staples (beverages) were a drag as well. Conversely, Financials exposure and an overweight to Energy were the prime contributors to relative performance in the year. An underweight to Real Estate also benefited.

As noted above, the U.S. election results inspired a dramatic change in market leadership, as expectations of faster U.S. growth prompted investors to rotate out of best-in-class growth companies that performed strongly in recent months in favor of value and cyclically-oriented stocks. This was evident among IT, consumer and internet-related stocks within the Portfolio, many of which reversed second- and third-quarter gains. Importantly, we believe the selloff was a short-term reaction and remain constructive on our holdings longer term given strong underlying fundamentals.

In stock specifics, TripAdvisor and Alliance Data Systems were among the top detractors for the 12-month period. TripAdvisor underperformed amid a business model transition to first party booking that has taken much longer than we expected. As a result, the company’s revenue growth has continued to materially decelerate and its margins continue to contract. In addition, the stock was impacted by worries about the global economy and, specifically, global travel fundamentals post- the terrorist attacks in Europe and fears about the Zika virus in Latin America. Accordingly, we decided to allocate our capital elsewhere. Alliance Data Systems reported an in-line 2015 fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015, the stock sold off primarily on macro worries.

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Additional detractors included Vertex Pharmaceuticals and United Therapeutics. Both companies underperformed early in the period amid the broader market rotation away from volatility, momentum and growth, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remain constant).

Conversely, UnitedHealth Group was the top contributor. Early in the period, UnitedHealth outperformed on overall solid execution. The company continues to take share in each of its businesses which suggests that it may have a sustainable differentiated product offering. Later in the period, UnitedHealth outperformed after the company announced 2017 earnings per share (EPS) guidance that was meaningfully above consensus. The stock also rose with the prospects of lower taxes and more favorable regulations under the Trump administration.

Tencent Holdings and Facebook also added value. Tencent reported revenue growth and margins that exceeded expectations. In addition, user additions for the company’s mobile social networking platform Weixin accelerated, and its outlook was bullish. Overall, we remain optimistic about the potential for monetizing Tencent’s massive platform through games, payments, subscriptions, advertising, among others. At period end, we continued to believe these opportunities are far from priced into Tencent’s current valuation. Facebook delivered a string of impressive earnings reports, wherein the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger, and WhatsApp).

The largest sector overweights in the Portfolio at year-end were Financials, followed by IT and Energy. Consumer Staples and Industrials were the largest Portfolio underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	0.09	12.20	7.18
Class B	-0.15	11.93	6.91
Class E	-0.06	12.03	7.02
Russell 1000 Growth Index	7.08	14.50	8.33

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	7.1
Amazon.com, Inc.	7.1
Microsoft Corp.	4.7
UnitedHealth Group, Inc.	4.6
Alexion Pharmaceuticals, Inc.	3.7
Netflix, Inc.	3.2
Visa, Inc. - Class A	3.1
Priceline Group, Inc. (The)	2.9
Constellation Brands, Inc. - Class A	2.6
Tencent Holdings, Ltd.	2.5

Top Sectors

% of Net Assets
Information Technology	34.1
Consumer Discretionary	21.3
Health Care	15.4
Financials	9.9
Industrials	8.1
Consumer Staples	3.8
Energy	2.7
Materials	1.7
Telecommunication Services	1.3
Real Estate	1.2

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.66%	$1,000.00	$1,044.30	$3.39
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

Class B(a)	Actual	0.91%	$1,000.00	$1,043.40	$4.67
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

Class E(a)	Actual	0.81%	$1,000.00	$1,043.70	$4.16
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
TransDigm Group, Inc.	71,229	$17,733,172

Airlines—2.1%
Delta Air Lines, Inc.	731,872	36,000,784

Banks—6.3%
Bank of America Corp.	1,709,592	37,781,983
Citigroup, Inc.	628,963	37,379,271
First Republic Bank (a)	78,668	7,248,469
SunTrust Banks, Inc.	126,761	6,952,841
Wells Fargo & Co.	311,871	17,187,211

		106,549,775

Beverages—3.1%
Anheuser-Busch InBev S.A. (ADR) (a)	94,196	9,932,026
Constellation Brands, Inc. - Class A	284,024	43,543,720

		53,475,746

Biotechnology—6.1%
Alexion Pharmaceuticals, Inc. (a) (b)	510,712	62,485,613
Biogen, Inc. (b)	83,082	23,560,394
Regeneron Pharmaceuticals, Inc. (a) (b)	49,998	18,353,766

		104,399,773

Capital Markets—0.7%
Morgan Stanley	263,194	11,119,946

Chemicals—1.7%
Ecolab, Inc.	49,214	5,768,865
Sherwin-Williams Co. (The)	86,850	23,340,069

		29,108,934

Consumer Finance—0.6%
Discover Financial Services	134,016	9,661,213

Diversified Financial Services—2.4%
Berkshire Hathaway, Inc. - Class B (b)	253,332	41,288,049

Diversified Telecommunication Services—1.3%
SBA Communications Corp. - Class A (a) (b)	215,641	22,267,090

Electrical Equipment—1.7%
Acuity Brands, Inc. (a)	121,210	27,982,541

Equity Real Estate Investment Trusts—1.2%
Equinix, Inc. (a)	57,148	20,425,267

Food & Staples Retailing—0.6%
Costco Wholesale Corp.	66,729	10,683,980

Health Care Equipment & Supplies—2.6%
Becton Dickinson & Co.	153,555	25,421,030
Boston Scientific Corp. (b)	852,370	18,436,763

		43,857,793

Health Care Providers & Services—5.7%
Humana, Inc. (a)	92,592	18,891,546
UnitedHealth Group, Inc.	489,696	78,370,948

		97,262,494

Hotels, Restaurants & Leisure—1.5%
Chipotle Mexican Grill, Inc. (a) (b)	19,896	7,507,159
Domino’s Pizza, Inc.	113,542	18,080,428

		25,587,587

Industrial Conglomerates—1.4%
Roper Technologies, Inc. (a)	132,567	24,270,366

Internet & Direct Marketing Retail—13.2%
Amazon.com, Inc. (b)	160,759	120,548,351
Netflix, Inc. (b)	441,622	54,672,804
Priceline Group, Inc. (The) (b)	33,914	49,719,959

		224,941,114

Internet Software & Services—12.1%
Alphabet, Inc. - Class A (b)	152,233	120,637,041
Facebook, Inc. - Class A (b)	372,292	42,832,195
Tencent Holdings, Ltd.	1,771,700	42,999,470

		206,468,706

IT Services—8.9%
Fiserv, Inc. (b)	133,741	14,213,993
FleetCor Technologies, Inc. (b)	236,165	33,422,071
Global Payments, Inc.	418,748	29,065,299
Vantiv, Inc. - Class A (a) (b)	348,422	20,772,919
Visa, Inc. - Class A	686,683	53,575,008

		151,049,290

Multiline Retail—0.7%
Dollar Tree, Inc. (b)	152,592	11,777,050

Oil, Gas & Consumable Fuels—2.7%
Concho Resources, Inc. (a) (b)	78,468	10,404,857
EOG Resources, Inc. (a)	122,718	12,406,790
Pioneer Natural Resources Co. (a)	124,922	22,494,704

		45,306,351

Pharmaceuticals—1.0%
Zoetis, Inc.	302,890	16,213,702

Professional Services—1.2%
Equifax, Inc.	168,267	19,894,207

Road & Rail—0.7%
Norfolk Southern Corp.	115,325	12,463,173

Semiconductors & Semiconductor Equipment—4.3%
ASML Holding NV	354,286	39,750,889
Broadcom, Ltd.	164,976	29,162,808
NVIDIA Corp.	46,918	5,008,027

		73,921,724

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—7.3%
Activision Blizzard, Inc.	919,912	$33,218,022
Autodesk, Inc. (a) (b)	138,599	10,257,712
Microsoft Corp.	1,284,515	79,819,762

		123,295,496

Specialty Retail—3.4%
Home Depot, Inc. (The)	317,451	42,563,830
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	58,210	14,840,057

		57,403,887

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc. (a)	128,663	14,901,749

Textiles, Apparel & Luxury Goods—2.5%
NIKE, Inc. - Class B	845,773	42,990,642

Total Common Stocks (Cost $1,461,588,485)		1,682,301,601

Preferred Stock—0.6%

Software—0.6%
Palantir Technologies, Inc. - Series I (b) (c) (d) (Cost $15,555,194)	2,537,552	10,277,086

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $23,189,837 on 01/03/17, collateralized by $21,960,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $23,656,037.	23,189,760	23,189,760

Total Short-Term Investments (Cost $23,189,760)		23,189,760

Securities Lending Reinvestments (e)—4.2%

Certificates of Deposit—1.8%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (f)	1,500,000	1,499,693
Bank of Nova Scotia Houston 1.201%, 11/03/17 (f)	1,500,000	1,501,270
Barclays New York 0.894%, 02/10/17 (f)	1,000,000	1,000,323
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,100,000	1,100,025
Credit Suisse AG New York 1.364%, 05/12/17 (f)	3,500,000	3,500,364
1.444%, 04/24/17 (f)	1,800,000	1,800,423

Certificates of Deposit—(Continued)
DZ Bank AG New York 1.010%, 02/27/17	2,000,000	2,000,578
KBC Brussells 1.050%, 01/27/17	2,200,000	2,200,418
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mizuho Bank, Ltd., New York 1.361%, 04/26/17 (f)	2,000,000	1,999,898
National Australia Bank London 1.182%, 11/09/17 (f)	2,000,000	1,995,040
Shizuoka Bank New York 0.840%, 01/03/17	500,000	500,002
Sumitomo Bank New York 1.215%, 05/05/17 (f)	1,250,000	1,252,082
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	1,600,000	1,600,061
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (f)	2,000,000	2,000,236
Svenska Handelsbanken New York 1.266%, 05/18/17 (f)	1,500,000	1,500,261
UBS, Stamford 1.084%, 05/12/17 (f)	1,100,000	1,099,916
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (f)	800,000	800,224
1.264%, 10/26/17 (f)	1,250,000	1,250,854

		30,600,808

Commercial Paper—1.5%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	996,967	999,127
Den Norske ASA 1.206%, 04/27/17 (f)	700,000	700,037
Erste Abwicklungsanstalt 1.014%, 03/10/17 (f)	3,500,000	3,500,021
HSBC plc 1.216%, 04/25/17 (f)	2,500,000	2,499,892
LMA S.A. & LMA Americas 1.000%, 01/13/17	997,583	999,651
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
Old Line Funding LLC 0.840%, 01/03/17	1,497,305	1,499,882
1.030%, 03/13/17 (f)	1,500,000	1,501,171
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,995,451	1,997,344
Starbird Funding Corp. 1.240%, 06/13/17 (f)	1,500,000	1,499,879
Suncorp Metway, Ltd. 0.930%, 02/09/17	3,491,682	3,496,125
Toronto Dominion Holding Corp. 0.600%, 01/05/17	1,997,933	1,999,776
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,496,000	1,498,872

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 1.232%, 10/20/17 (g)	2,000,000	$2,003,492

		26,194,035

Repurchase Agreements—0.7%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,401,388 on 01/03/17, collateralized by various Common Stock with a value of $4,890,842.	4,400,000	4,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,506,290 on 03/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $3,041,581 on 01/03/17, collateralized by $15,651,771 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $3,102,254.	3,041,425	3,041,425
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,206,148 on 04/03/17, collateralized by various Common Stock with a value of $1,320,000.	1,200,000	1,200,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,000,076 on 01/03/17, collateralized by $1,467,364 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,020,000.	1,000,000	1,000,000

		11,141,425

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	600,000	600,000
1.200%, 01/23/17	2,500,000	2,500,000

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	800,000	800,000

		4,000,000

Total Securities Lending Reinvestments (Cost $71,931,374)		71,936,268

Total Investments—105.1% (Cost $1,572,264,813) (g)		1,787,704,715
Other assets and liabilities (net)—(5.1)%		(86,100,830)

Net Assets—100.0%		$1,701,603,885

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $69,991,971 and the collateral received consisted of cash in the amount of $71,905,004. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.6% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $10,277,086, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(g)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,573,036,708. The aggregate unrealized appreciation and depreciation of investments were $231,905,178 and $(17,237,171), respectively, resulting in net unrealized appreciation of $214,668,007 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$10,277,086

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,733,172	$—	$—	$17,733,172
Airlines	36,000,784	—	—	36,000,784
Banks	106,549,775	—	—	106,549,775
Beverages	53,475,746	—	—	53,475,746
Biotechnology	104,399,773	—	—	104,399,773
Capital Markets	11,119,946	—	—	11,119,946
Chemicals	29,108,934	—	—	29,108,934
Consumer Finance	9,661,213	—	—	9,661,213
Diversified Financial Services	41,288,049	—	—	41,288,049
Diversified Telecommunication Services	22,267,090	—	—	22,267,090
Electrical Equipment	27,982,541	—	—	27,982,541
Equity Real Estate Investment Trusts	20,425,267	—	—	20,425,267
Food & Staples Retailing	10,683,980	—	—	10,683,980
Health Care Equipment & Supplies	43,857,793	—	—	43,857,793
Health Care Providers & Services	97,262,494	—	—	97,262,494
Hotels, Restaurants & Leisure	25,587,587	—	—	25,587,587
Industrial Conglomerates	24,270,366	—	—	24,270,366
Internet & Direct Marketing Retail	224,941,114	—	—	224,941,114
Internet Software & Services	163,469,236	42,999,470	—	206,468,706
IT Services	151,049,290	—	—	151,049,290
Multiline Retail	11,777,050	—	—	11,777,050
Oil, Gas & Consumable Fuels	45,306,351	—	—	45,306,351
Pharmaceuticals	16,213,702	—	—	16,213,702
Professional Services	19,894,207	—	—	19,894,207
Road & Rail	12,463,173	—	—	12,463,173
Semiconductors & Semiconductor Equipment	73,921,724	—	—	73,921,724
Software	123,295,496	—	—	123,295,496
Specialty Retail	57,403,887	—	—	57,403,887
Technology Hardware, Storage & Peripherals	14,901,749	—	—	14,901,749
Textiles, Apparel & Luxury Goods	42,990,642	—	—	42,990,642
Total Common Stocks	1,639,302,131	42,999,470	—	1,682,301,601
Total Preferred Stock*	—	—	10,277,086	10,277,086
Total Short-Term Investment*	—	23,189,760	—	23,189,760

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$71,936,268	$—	$71,936,268
Total Investments	$1,639,302,131	$138,125,498	$10,277,086	$1,787,704,715

Collateral for Securities Loaned (Liability)	$—	$(71,905,004)	$—	$(71,905,004)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Depreciation	Balance as of December 31, 2016	Change in Unrealized Depreciation from Investments Still Held at December 31, 2016
Preferred Stock
Software	$19,539,151	$(9,262,065)	$10,277,086	$(9,262,065)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,787,704,715
Cash denominated in foreign currencies (c)	39
Receivable for:
Investments sold	3,295,226
Fund shares sold	298,177
Dividends and interest	161,134
Prepaid expenses	5,014

Total Assets	1,791,464,305
Liabilities
Collateral for securities loaned	71,905,004
Payables for:
Investments purchased	16,544,238
Fund shares redeemed	240,290
Accrued Expenses:
Management fees	877,951
Distribution and service fees	39,136
Deferred trustees’ fees	94,505
Other expenses	159,296

Total Liabilities	89,860,420

Net Assets	$1,701,603,885

Net Assets Consist of:
Paid in surplus	$1,442,615,822
Undistributed net investment income	1,202,943
Accumulated net realized gain	42,345,218
Unrealized appreciation on investments	215,439,902

Net Assets	$1,701,603,885

Net Assets
Class A	$1,505,832,744
Class B	161,627,874
Class E	34,143,267
Capital Shares Outstanding*
Class A	45,310,488
Class B	5,021,718
Class E	1,044,439
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$33.23
Class B	32.19
Class E	32.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,572,264,813.
(b)	Includes securities loaned at value of $69,991,971.
(c)	Identified cost of cash denominated in foreign currencies was $39.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$13,323,739
Interest	5,321
Securities lending income	207,210
Other income (b)	195,779

Total investment income	13,732,049
Expenses
Management fees	12,018,041
Administration fees	56,267
Custodian and accounting fees	94,225
Distribution and service fees—Class B	416,702
Distribution and service fees—Class E	54,046
Audit and tax services	42,040
Legal	33,605
Trustees’ fees and expenses	45,247
Shareholder reporting	112,974
Insurance	12,362
Miscellaneous	24,205

Total expenses	12,909,714
Less management fee waiver	(991,846)
Less broker commission recapture	(9,513)

Net expenses	11,908,355

Net Investment Income	1,823,694

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	46,868,289
Foreign currency transactions	1,148

Net realized gain	46,869,437

Net change in unrealized appreciation (depreciation) on:
Investments	(47,500,771)
Foreign currency transactions	1,001

Net change in unrealized depreciation	(47,499,770)

Net realized and unrealized loss	(630,333)

Net Increase in Net Assets From Operations	$1,193,361

(a)	Net of foreign withholding taxes of $219,750.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,823,694	$110,958
Net realized gain	46,869,437	155,560,851
Net change in unrealized depreciation	(47,499,770)	(30,668,718)

Increase in net assets from operations	1,193,361	125,003,091

From Distributions to Shareholders
Net realized capital gains
Class A	(138,220,075)	(293,511,316)
Class B	(15,502,355)	(31,968,986)
Class E	(3,325,155)	(7,090,520)

Total distributions	(157,047,585)	(332,570,822)

Increase in net assets from capital share transactions	29,022,424	28,561,818

Total decrease in net assets	(126,831,800)	(179,005,913)

Net Assets
Beginning of period	1,828,435,685	2,007,441,598

End of period	$1,701,603,885	$1,828,435,685

Undistributed net investment income
End of period	$1,202,943	$32,534

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,073,842	$36,365,740	651,800	$25,300,283
Reinvestments	4,343,811	138,220,075	7,917,759	293,511,316
Redemptions	(4,208,814)	(142,018,780)	(7,709,902)	(308,632,665)

Net increase	1,208,839	$32,567,035	859,657	$10,178,934

Class B
Sales	301,022	$9,813,381	352,054	$13,252,400
Reinvestments	502,345	15,502,355	884,587	31,968,986
Redemptions	(787,310)	(25,750,574)	(803,053)	(30,853,539)

Net increase	16,057	$(434,838)	433,588	$14,367,847

Class E
Sales	127,032	$4,245,736	212,196	$8,047,330
Reinvestments	106,167	3,325,155	193,730	7,090,520
Redemptions	(322,793)	(10,680,664)	(288,592)	(11,122,813)

Net increase (decrease)	(89,594)	$(3,109,773)	117,334	$4,015,037

Increase derived from capital shares transactions		$29,022,424		$28,561,818

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$36.50		$41.19	$37.85	$28.45	$24.96

Income (Loss) from Investment Operations
Net investment income (a)	0.04	(b)	0.01	0.01	0.03	0.26
Net realized and unrealized gain (loss) on investments	(0.15)		2.69	3.35	9.63	3.32

Total from investment operations	(0.11)		2.70	3.36	9.66	3.58

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.26)	(0.09)
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	(0.02)	(0.26)	(0.09)

Net Asset Value, End of Period	$33.23		$36.50	$41.19	$37.85	$28.45

Total Return (%) (c)	0.09		6.28	8.90	34.22 (d)	14.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72		0.71	0.71	0.71	0.73
Net ratio of expenses to average net assets (%) (e)	0.66		0.66	0.71	0.70	0.72
Ratio of net investment income to average net assets (%)	0.13	(b)	0.03	0.02	0.10	0.93
Portfolio turnover rate (%)	87		70	99	160	59
Net assets, end of period (in millions)	$1,505.8		$1,609.7	$1,781.3	$1,917.9	$1,410.4

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.54		$40.38	$37.17	$27.94	$24.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04	)(b)	(0.08)	(0.09)	(0.05)	0.18
Net realized and unrealized gain (loss) on investments	(0.15)		2.63	3.30	9.47	3.26

Total from investment operations	(0.19)		2.55	3.21	9.42	3.44

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.19)	(0.02)
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	0.00	(0.19)	(0.02)

Net Asset Value, End of Period	$32.19		$35.54	$40.38	$37.17	$27.94

Total Return (%) (c)	(0.15)		6.01	8.64	33.90 (d)	14.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97		0.96	0.96	0.96	0.98
Net ratio of expenses to average net assets (%) (e)	0.91		0.91	0.96	0.95	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.12	)(b)	(0.22)	(0.23)	(0.16)	0.68
Portfolio turnover rate (%)	87		70	99	160	59
Net assets, end of period (in millions)	$161.6		$177.9	$184.6	$190.5	$165.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$36.01		$40.79	$37.51	$28.19	$24.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01	)(b)	(0.05)	(0.05)	(0.02)	0.21
Net realized and unrealized gain (loss) on investments	(0.15)		2.66	3.33	9.56	3.30

Total from investment operations	(0.16)		2.61	3.28	9.54	3.51

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.22)	(0.05)
Distributions from net realized capital gains	(3.16)		(7.39)	0.00	0.00	0.00

Total distributions	(3.16)		(7.39)	0.00	(0.22)	(0.05)

Net Asset Value, End of Period	$32.69		$36.01	$40.79	$37.51	$28.19

Total Return (%) (c)	(0.06)		6.11	8.74	34.04 (d)	14.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.86	0.86	0.86	0.88
Net ratio of expenses to average net assets (%) (e)	0.81		0.81	0.86	0.85	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(b)	(0.12)	(0.13)	(0.06)	0.78
Portfolio turnover rate (%)	87		70	99	160	59
Net assets, end of period (in millions)	$34.1		$40.8	$41.5	$45.7	$41.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, real estate investment trusts (REITs), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $23,189,760. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,141,425. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,484,817,714	$0	$1,615,540,475

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$12,018,041	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-17

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period December 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

For the period May 1, 2016 to November 30, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $500 million
0.080%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$26,232,560	$83,570,232	$130,815,025	$249,000,590	$157,047,585	$332,570,822

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,297,448	$43,117,114	$214,668,007	$—	$259,082,569

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-24

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MSF-25

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2016.

MSF-26

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.
3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B and E shares of the BlackRock Large Cap Value Portfolio returned 18.51%, 18.10%, and 18.14%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.34%.

MARKET ENVIRONMENT / CONDITIONS

Despite one of the worst starts to the year, the U.S. equity market registered solid gains in 2016. Stocks weathered several shocks in 2016, including fears of a renewed economic downturn, the U.K.’s vote to leave the European Union, and the U.S. presidential election of Donald Trump. The bulk of 2016’s gains came in the second half of the year driven by a rebound in corporate earnings, accelerating U.S. economic growth and stabilizing oil prices. The rally gathered steam after the presidential election in November, as investors focused on the potential for lower taxes, reduced regulation, and increased infrastructure spending in a Trump administration. Within the Russell 1000 Value Index (the “Index”), Materials, Energy, and Financials were among the better performers. Real Estate, Health Care, and Consumer Staples lagged over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the 17.34% return posted by the Index. The largest contributors to relative performance were an overweight allocation and selection in Financials, as well as stock selection in Energy and Health Care. Conversely, the largest detractors were an underweight exposure and stock selection in Industrials, as well as stock selection in Information Technology and Consumer Staples.

The largest contributor to relative performance over the year was the Portfolio’s overweight allocation and stock selection in Financials. Notably, the Portfolio’s overweight positions in Discover Financial, Bank of America and JPMorgan proved beneficial amid rising interest rates and the prospects for less regulation in a Trump administration. SLM Corp. also benefitted from the potential for privatization in the student-loan industry. Stock selection in the Energy sector also added to relative performance, as the Portfolio’s overweight positions in Devon Energy, Apache and Marathon Oil benefitted from a rebound in crude oil prices following the Organization of Petroleum Exporting Countries agreement to curb production. Lastly, stock selection in Health Care, notably the Portfolio’s overweight position in St. Jude, contributed as shares of the medical device company rallied 25% immediately following the announcement of a planned acquisition by Abbott Laboratories. The Portfolio’s underweight allocations to Real Estate and Consumer Staples, premised primarily on valuation, also added to relative performance.

The largest detractor during the year was the Portfolio’s underweight allocation and stock selection in Industrials. Notably, the Portfolio’s overweight position in Nielsen Holdings weighed on relative performance after the company reported disappointing third-quarter results. The stock has lagged in recent months due to weaker than expected performance within the company’s “Buy” business, which sells marketing information and analytics on consumer buying behavior. We continued to see value and added to the Portfolio’s position on the weakness during the period. In addition, the Portfolio’s overweight position in Gilead Sciences detracted amid investor concerns related to increasing competition for the company’s hepatitis-C medication and to the strength of the company’s pipeline. We believe these concerns are largely discounted in Gilead’s share price and fail to take into account the better-than-expected growth potential of its leading HIV franchise, its pristine balance sheet and strong cash flows, and recent positive data readouts from its early stage pipeline. Stock selection in Information Technology, in particular the Portfolio’s positions in non-benchmark holdings Ericsson and Nokia, also weighed on relative performance as did the Portfolio’s overweight position in Kroger. We eliminated the Portfolio’s position in Ericsson.

At year end, the Portfolio’s largest absolute exposures remained in Financials, Energy, Information Technology, and Health Care. As of the end of December, the Portfolio was overweight the Financials, Information Technology, Consumer Discretionary, Health Care, and Energy sectors and underweight the Industrials, Real Estate, Consumer Staples, and Materials sectors, relative to the Index.

Bart Geer

Carrie King

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	18.51	13.07	4.46
Class B	18.10	12.79	4.19
Class E	18.14	12.90	4.30
Russell 1000 Value Index	17.34	14.80	5.72

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Citigroup, Inc.	5.3
QUALCOMM, Inc.	4.8
JPMorgan Chase & Co.	4.7
Cisco Systems, Inc.	4.7
Discover Financial Services	4.3
Apache Corp.	4.1
Pfizer, Inc.	3.9
Devon Energy Corp.	3.4
Capital One Financial Corp.	3.2
Exelon Corp.	3.0

Top Sectors

% of Net Assets
Financials	30.7
Energy	14.7
Information Technology	12.3
Health Care	12.0
Utilities	7.0
Consumer Discretionary	5.8
Consumer Staples	5.4
Telecommunication Services	4.4
Industrials	4.0
Materials	2.0

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.63%	$1,000.00	$1,125.90	$3.37
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class B(a)	Actual	0.88%	$1,000.00	$1,124.70	$4.70
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

Class E(a)	Actual	0.78%	$1,000.00	$1,124.10	$4.16
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Boeing Co. (The)	19,260	$2,998,397
Huntington Ingalls Industries, Inc.	14,700	2,707,593
Northrop Grumman Corp.	5,510	1,281,516
Raytheon Co.	8,605	1,221,910

		8,209,416

Airlines—0.8%
American Airlines Group, Inc. (a)	245,870	11,479,670
Delta Air Lines, Inc.	18,550	912,475

		12,392,145

Auto Components—1.2%
Lear Corp.	118,074	15,629,455
Magna International, Inc.	38,180	1,657,012

		17,286,467

Automobiles—0.1%
Thor Industries, Inc. (a)	12,016	1,202,201

Banks—14.2%
Bank of America Corp.	1,581,000	34,940,100
Citigroup, Inc.	1,321,289	78,524,205
JPMorgan Chase & Co.	816,021	70,414,452
KeyCorp (a)	708,710	12,948,132
Regions Financial Corp.	1,077,221	15,468,894

		212,295,783

Beverages—0.2%
PepsiCo, Inc.	27,700	2,898,251

Biotechnology—2.4%
Gilead Sciences, Inc.	490,890	35,152,633

Capital Markets—2.2%
Ameriprise Financial, Inc.	32,760	3,634,394
Morgan Stanley	270,370	11,423,132
Nasdaq, Inc.	266,105	17,860,968

		32,918,494

Chemicals—0.5%
Akzo Nobel NV (ADR) (a)	387,933	8,030,213

Communications Equipment—5.1%
Cisco Systems, Inc.	2,322,342	70,181,175
Nokia Oyj (ADR) (a)	1,072,850	5,160,409

		75,341,584

Construction & Engineering—0.1%
AECOM (b)	57,240	2,081,246

Consumer Finance—8.4%
Capital One Financial Corp.	555,710	48,480,140
Discover Financial Services	899,130	64,818,282

Consumer Finance—(Continued)
SLM Corp. (b)	1,148,717	12,658,861

		125,957,283

Containers & Packaging—0.9%
Avery Dennison Corp.	35,020	2,459,104
Bemis Co., Inc. (a)	90,710	4,337,752
Crown Holdings, Inc. (b)	60,240	3,166,817
Graphic Packaging Holding Co.	217,620	2,715,898
Sealed Air Corp.	9,850	446,599

		13,126,170

Diversified Telecommunication Services—2.7%
Verizon Communications, Inc.	756,467	40,380,208

Electric Utilities—3.5%
American Electric Power Co., Inc.	60,090	3,783,266
Duke Energy Corp.	40,730	3,161,463
Exelon Corp.	1,281,910	45,494,986

		52,439,715

Energy Equipment & Services—0.7%
Superior Energy Services, Inc. (a)	605,179	10,215,422

Equity Real Estate Investment Trusts—0.3%
Brixmor Property Group, Inc.	160,540	3,920,387

Food & Staples Retailing—4.2%
CVS Health Corp.	58,610	4,624,915
Kroger Co. (The) (a)	926,114	31,960,194
Rite Aid Corp. (a) (b)	253,709	2,090,562
Walgreens Boots Alliance, Inc.	290,870	24,072,402

		62,748,073

Food Products—0.3%
Mondelez International, Inc. - Class A	114,680	5,083,764

Health Care Equipment & Supplies—5.3%
Baxter International, Inc.	831,230	36,856,738
Hologic, Inc. (b)	16,004	642,080
Medtronic plc	152,570	10,867,561
Zimmer Biomet Holdings, Inc.	303,468	31,317,898

		79,684,277

Hotels, Restaurants & Leisure—0.1%
Darden Restaurants, Inc. (a)	14,000	1,018,080

Household Durables—0.9%
Newell Brands, Inc. (a)	261,870	11,692,495
Tupperware Brands Corp. (a)	26,680	1,403,902

		13,096,397

Independent Power and Renewable Electricity Producers—3.3%
AES Corp.	3,409,600	39,619,552
Dynegy, Inc. (a) (b)	1,200,760	10,158,430

		49,777,982

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.2%
Honeywell International, Inc.	30,230	$3,502,146

Insurance—4.2%
Athene Holding, Ltd. - Class A (b)	70,426	3,379,744
Genworth Financial, Inc. - Class A (b)	73,630	280,530
Hartford Financial Services Group, Inc. (The)	313,800	14,952,570
Lincoln National Corp.	200,380	13,279,183
Prudential Financial, Inc.	193,910	20,178,274
XL Group, Ltd.	281,650	10,494,279

		62,564,580

IT Services—0.4%
Fidelity National Information Services, Inc.	18,180	1,375,135
First Data Corp. - Class A (a) (b)	159,360	2,261,319
Total System Services, Inc.	56,730	2,781,472

		6,417,926

Media—3.1%
Comcast Corp. - Class A	267,060	18,440,493
Interpublic Group of Cos., Inc. (The) (a)	337,820	7,908,366
Omnicom Group, Inc. (a)	63,670	5,418,954
Scripps Networks Interactive, Inc. - Class A (a)	201,413	14,374,846

		46,142,659

Metals & Mining—0.5%
Reliance Steel & Aluminum Co.	100,380	7,984,225

Mortgage Real Estate Investment Trusts—0.9%
Starwood Property Trust, Inc. (a)	588,490	12,917,355

Multi-Utilities—0.1%
Public Service Enterprise Group, Inc.	39,700	1,742,036

Multiline Retail—0.6%
Dollar General Corp.	111,660	8,270,656

Oil, Gas & Consumable Fuels—14.0%
Apache Corp. (a)	968,470	61,468,791
Devon Energy Corp.	1,121,214	51,205,843
Gulfport Energy Corp. (a) (b)	1,014,970	21,963,951
Marathon Oil Corp. (a)	2,421,913	41,923,314
Marathon Petroleum Corp.	283,112	14,254,689
Parsley Energy, Inc. - Class A (a) (b)	55,240	1,946,658
Valero Energy Corp. (a)	242,620	16,575,798

		209,339,044

Personal Products—0.2%
Unilever NV	56,930	2,337,546

Pharmaceuticals—4.3%
Merck & Co., Inc.	109,360	6,438,023
Pfizer, Inc.	1,784,758	57,968,940

		64,406,963

Professional Services—2.2%
Dun & Bradstreet Corp. (The)	9,260	1,123,423
Nielsen Holdings plc (a)	756,960	31,754,472

		32,877,895

Road & Rail—0.1%
CSX Corp.	26,160	939,929
Norfolk Southern Corp.	1,660	179,396

		1,119,325

Semiconductors & Semiconductor Equipment—5.1%
QUALCOMM, Inc.	1,090,553	71,104,056
Teradyne, Inc. (a)	193,218	4,907,737

		76,011,793

Software—0.3%
Oracle Corp.	97,480	3,748,106

Specialty Retail—0.0%
Lowe’s Cos., Inc.	4,100	291,592

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc.	190,640	22,079,925

Thrifts & Mortgage Finance—0.7%
New York Community Bancorp, Inc. (a)	693,980	11,041,222

Tobacco—0.1%
Philip Morris International, Inc.	23,870	2,183,866

Wireless Telecommunication Services—1.7%
Telephone & Data Systems, Inc.	782,496	22,590,659
United States Cellular Corp. (b)	63,840	2,791,085

		25,381,744

Total Common Stocks (Cost $1,261,944,674)		1,465,616,795

Convertible Preferred Stock—0.4%

Food Products—0.4%
Tyson Foods, Inc. 4.750%, 07/15/17 (Cost $4,431,350)	88,627	5,995,617

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investment—1.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $16,011,351 on 01/03/17, collateralized by $16,400,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $16,332,268.	16,011,297	$16,011,297

Total Short-Term Investments (Cost $16,011,297)		16,011,297

Securities Lending Reinvestments (c)—10.0%

Certificates of Deposit—5.8%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	3,000,000	2,999,385
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	5,000,000	5,004,232
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	2,400,000	2,400,048
Barclays New York 0.894%, 02/10/17 (d)	5,000,000	5,001,617
BNP Paribas New York 1.226%, 08/04/17 (d)	4,500,000	4,501,998
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,700,000	1,700,039
Credit Suisse AG New York 1.364%, 05/12/17 (d)	4,500,000	4,500,468
1.444%, 04/24/17 (d)	3,200,000	3,200,752
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,000,000	999,825
DZ Bank AG New York 1.010%, 02/27/17	2,000,000	2,000,578
KBC Brussells 1.050%, 01/27/17	3,000,000	3,000,570
1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	3,491,968	3,498,495
Mizuho Bank, Ltd., New York 1.361%, 04/26/17 (d)	2,000,000	1,999,898
National Australia Bank London 1.034%, 05/02/17 (d)	1,500,000	1,501,416
1.182%, 11/09/17 (d)	6,000,000	5,985,120
National Bank of Canada 0.650%, 01/06/17	8,000,000	8,000,320
Shizuoka Bank New York 0.840%, 01/03/17	3,200,000	3,200,013
Standard Chartered Bank New York 1.150%, 03/21/17	8,000,000	8,001,352
Sumitomo Bank New York 1.215%, 05/05/17 (d)	2,500,000	2,504,164
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	1,800,000	1,800,068
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	4,000,000	4,007,326

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	3,000,000	3,000,354
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	1,500,000	1,500,261
UBS, Stamford 1.084%, 05/12/17 (d)	1,700,000	1,699,871
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	1,000,000	1,000,280
1.264%, 10/26/17 (d)	1,500,000	1,501,025

		86,009,850

Commercial Paper—2.8%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	3,090,597	3,097,294
Barton Capital Corp. 0.660%, 01/12/17	2,497,113	2,499,377
Den Norske ASA 1.206%, 04/27/17 (d)	1,000,000	1,000,053
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	4,500,000	4,500,027
HSBC plc 1.216%, 04/25/17 (d)	3,000,000	2,999,871
LMA Americas LLC 0.710%, 01/06/17	1,098,698	1,099,847
LMA S.A. & LMA Americas 1.000%, 01/13/17	249,396	249,913
Macquarie Bank, Ltd. 0.930%, 01/19/17	2,494,058	2,498,457
Old Line Funding LLC 0.840%, 01/03/17	1,696,946	1,699,866
1.030%, 03/13/17 (d)	4,000,000	4,003,122
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,496,588	1,498,008
Starbird Funding Corp. 1.240%, 06/13/17 (d)	250,000	249,980
Suncorp Metway, Ltd. 0.930%, 02/09/17	6,983,363	6,992,251
Toronto Dominion Holding Corp. 0.600%, 01/05/17	5,494,317	5,499,384
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,994,667	1,998,496
Westpac Banking Corp. 1.232%, 10/20/17 (d)	2,000,000	2,003,492

		41,889,438

Repurchase Agreements—1.2%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $31,287 on 01/03/17, collateralized by $31,557 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $31,910.	31,284	31,284

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $19,514 on 01/03/17, collateralized by $19,920 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $19,902.	19,512	$19,512
Repurchase Agreement dated 12/30/16 at 1.050% to be repurchased at $5,000,583 on 01/03/17, collateralized by various Common Stock with a value of $5,557,775.	5,000,000	5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,506,290 on 03/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $63,899 on 01/03/17, collateralized by $328,822 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $65,174.	63,896	63,896
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $36,642 on 01/03/17, collateralized by $36,248 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $37,390.	36,638	36,638
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,608,197 on 04/03/17, collateralized by various Common Stock with a value of $1,760,000.	1,600,000	1,600,000

		18,251,330

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	1,300,000	1,300,000

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	1,600,000	1,600,000

		3,200,000

Total Securities Lending Reinvestments (Cost $149,334,895)		149,350,618

Total Investments—109.7% (Cost $1,431,722,216) (e)		1,636,974,327
Other assets and liabilities (net)—(9.7)%		(144,272,441)

Net Assets—100.0%		$1,492,701,886

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $144,833,926 and the collateral received consisted of cash in the amount of $149,289,041. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,439,020,135. The aggregate unrealized appreciation and depreciation of investments were $251,708,666 and $(53,754,474), respectively, resulting in net unrealized appreciation of $197,954,192 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,465,616,795	$—	$—	$1,465,616,795
Total Convertible Preferred Stock*	5,995,617	—	—	5,995,617
Total Short-Term Investment*	—	16,011,297	—	16,011,297
Total Securities Lending Reinvestments*	—	149,350,618	—	149,350,618
Total Investments	$1,471,612,412	$165,361,915	$—	$1,636,974,327

Collateral for Securities Loaned (Liability)	$—	$(149,289,041)	$—	$(149,289,041)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,636,974,327
Cash	91,366
Receivable for:
Investments sold	9,180,231
Fund shares sold	165,788
Dividends and interest	984,962
Prepaid expenses	4,205

Total Assets	1,647,400,879
Liabilities
Collateral for securities loaned	149,289,041
Payables for:
Investments purchased	2,578,186
Fund shares redeemed	1,752,496
Accrued Expenses:
Management fees	779,613
Distribution and service fees	63,418
Deferred trustees’ fees	91,376
Other expenses	144,863

Total Liabilities	154,698,993

Net Assets	$1,492,701,886

Net Assets Consist of:
Paid in surplus	$1,278,662,781
Undistributed net investment income	25,412,475
Accumulated net realized loss	(16,625,481)
Unrealized appreciation on investments	205,252,111

Net Assets	$1,492,701,886

Net Assets
Class A	$1,174,948,629
Class B	263,040,482
Class E	54,712,775
Capital Shares Outstanding*
Class A	130,185,914
Class B	29,463,032
Class E	6,097,332
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.03
Class B	8.93
Class E	8.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,431,722,216.
(b)	Includes securities loaned at value of $144,833,926.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$35,564,426
Interest	3,410
Securities lending income	299,482
Other income (b)	138,701

Total investment income	36,006,019
Expenses
Management fees	9,195,053
Administration fees	47,199
Custodian and accounting fees	93,546
Distribution and service fees—Class B	618,236
Distribution and service fees—Class E	74,709
Audit and tax services	42,040
Legal	33,031
Trustees’ fees and expenses	45,247
Shareholder reporting	66,371
Insurance	10,336
Miscellaneous	20,587

Total expenses	10,246,355
Less management fee waiver	(399,588)

Net expenses	9,846,767

Net Investment Income	26,159,252

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,229,553)
Foreign currency transactions	64

Net realized loss	(11,229,489)

Net change in unrealized appreciation on investments	235,342,895

Net realized and unrealized gain	224,113,406

Net Increase in Net Assets From Operations	$250,272,658

(a)	Net of foreign withholding taxes of $133,873.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,159,252	$24,989,616
Net realized gain (loss)	(11,229,489)	112,151,185
Net change in unrealized appreciation (depreciation)	235,342,895	(227,214,620)

Increase (decrease) in net assets from operations	250,272,658	(90,073,819)

From Distributions to Shareholders
Net investment income
Class A	(19,387,735)	(22,599,992)
Class B	(3,535,480)	(4,230,425)
Class E	(763,362)	(923,252)
Net realized capital gains
Class A	(88,611,057)	(101,131,805)
Class B	(19,261,297)	(22,003,704)
Class E	(3,879,474)	(4,536,965)

Total distributions	(135,438,405)	(155,426,143)

Increase (decrease) in net assets from capital share transactions	(82,354,712)	20,021,122

Total increase (decrease) in net assets	32,479,541	(225,478,840)

Net Assets
Beginning of period	1,460,222,345	1,685,701,185

End of period	$1,492,701,886	$1,460,222,345

Undistributed net investment income
End of period	$25,412,475	$24,191,789

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,273,544	$10,276,489	1,384,828	$13,378,089
Reinvestments	13,670,734	107,998,792	13,162,957	123,731,797
Redemptions	(23,006,541)	(199,668,801)	(12,049,917)	(120,870,123)

Net increase (decrease)	(8,062,263)	$(81,393,520)	2,497,868	$16,239,763

Class B
Sales	1,901,610	$15,743,752	1,809,435	$16,514,461
Reinvestments	2,911,466	22,796,777	2,814,821	26,234,129
Redemptions	(4,927,460)	(41,216,438)	(3,981,200)	(37,477,172)

Net increase (decrease)	(114,384)	$(2,675,909)	643,056	$5,271,418

Class E
Sales	1,306,764	$11,096,720	618,235	$5,756,123
Reinvestments	590,692	4,642,836	583,357	5,460,217
Redemptions	(1,673,687)	(14,024,839)	(1,349,828)	(12,706,399)

Net increase (decrease)	223,769	$1,714,717	(148,236)	$(1,490,059)

Increase (decrease) derived from capital shares transactions		$(82,354,712)		$20,021,122

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.42	$9.89	$12.02	$9.80	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.16 (b)	0.15	0.16	0.15	0.17
Net realized and unrealized gain (loss) on investments	1.28	(0.64)	0.75	2.84	1.21

Total from investment operations	1.44	(0.49)	0.91	2.99	1.38

Less Distributions
Distributions from net investment income	(0.15)	(0.18)	(0.16)	(0.16)	(0.18)
Distributions from net realized capital gains	(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.83)	(0.98)	(3.04)	(0.77)	(1.94)

Net Asset Value, End of Period	$9.03	$8.42	$9.89	$12.02	$9.80

Total Return (%) (c)	18.51	(5.99)	9.92	32.05 (d)	14.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (e)	0.63	0.63	0.52 (f)	0.59	0.63
Ratio of net investment income to average net assets (%)	1.85 (b)	1.62	1.61	1.35	1.80
Portfolio turnover rate (%)	32	42	40	113	107
Net assets, end of period (in millions)	$1,174.9	$1,164.4	$1,342.9	$1,666.1	$1,414.2

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.34	$9.80	$11.93	$9.73	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.13 (b)	0.13	0.14	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.27	(0.64)	0.74	2.82	1.20

Total from investment operations	1.40	(0.51)	0.88	2.94	1.35

Less Distributions
Distributions from net investment income	(0.13)	(0.15)	(0.13)	(0.13)	(0.16)
Distributions from net realized capital gains	(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.81)	(0.95)	(3.01)	(0.74)	(1.92)

Net Asset Value, End of Period	$8.93	$8.34	$9.80	$11.93	$9.73

Total Return (%) (c)	18.10	(6.18)	9.70	31.74 (d)	13.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.90	0.90	0.91
Net ratio of expenses to average net assets (%) (e)	0.88	0.88	0.77 (f)	0.84	0.88
Ratio of net investment income to average net assets (%)	1.60 (b)	1.37	1.36	1.10	1.52
Portfolio turnover rate (%)	32	42	40	113	107
Net assets, end of period (in millions)	$263.0	$246.6	$283.6	$278.6	$229.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.38	$9.84	$11.97	$9.76	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.14 (b)	0.14	0.15	0.13	0.16
Net realized and unrealized gain (loss) on investments	1.26	(0.64)	0.74	2.83	1.21

Total from investment operations	1.40	(0.50)	0.89	2.96	1.37

Less Distributions
Distributions from net investment income	(0.13)	(0.16)	(0.14)	(0.14)	(0.17)
Distributions from net realized capital gains	(0.68)	(0.80)	(2.88)	(0.61)	(1.76)

Total distributions	(0.81)	(0.96)	(3.02)	(0.75)	(1.93)

Net Asset Value, End of Period	$8.97	$8.38	$9.84	$11.97	$9.76

Total Return (%) (c)	18.14	(6.07)	9.79	31.88 (d)	14.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.80	0.80	0.81
Net ratio of expenses to average net assets (%) (e)	0.78	0.78	0.67 (f)	0.74	0.78
Ratio of net investment income to average net assets (%)	1.69 (b)	1.47	1.46	1.20	1.62
Portfolio turnover rate (%)	32	42	40	113	107
Net assets, end of period (in millions)	$54.7	$49.2	$59.3	$59.9	$47.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on average net assets was 0.10% for the year ended December 31, 2014.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to distribution re-designations, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $16,011,297. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,251,330. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$460,388,329	$0	$646,211,025

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$9,195,053	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$45,420,920	$91,191,427	$90,017,485	$64,234,716	$135,438,405	$155,426,143

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$25,503,850	$—	$197,954,193	$(9,327,563)	$214,130,480

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-17

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had long term accumulated capital losses of $9,327,563 and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-18

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-22

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-23

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MSF-24

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-25

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-26

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-27

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-28

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-29

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

Effective May 1, 2016, the BlackRock Money Market Portfolio converted from a money market portfolio to an ultra-short term bond portfolio and the Portfolio’s name changed to the BlackRock Ultra- Short Term Bond Portfolio. The Portfolio continued to maintain its investment objective, which seeks to provide a high level of current income consistent with the preservation of capital. Although the Portfolio ceased to be a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940, the Portfolio intends to maintain its investment strategy of investing primarily in short-term, high quality securities. Additionally, the Portfolio ceased maintaining a stable net asset value per share and instead has a floating net asset value per share.

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 0.35%, 0.11%, and 0.20%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month T-Bill Index1, returned 0.33%.

MARKET ENVIRONMENT/ CONDITIONS

2016 was a year of dramatic change in the money market sector. After years in a near-zero interest rate environment, the December 2015 rate hike by the Federal Open Market Committee (“FOMC”) represented a turning point in the exceptionally accommodative environment and returned yield to the ultra-short sector of the interest rate curve. The market entered 2016 facing the possibility of multiple interest rate increases by the FOMC and the two-stage implementation of money market reform (“Reform”). As FOMC rhetoric steered the market to its “measured pace” for rate hikes, probabilities (as demonstrated by the pricing of Federal Funds futures contracts) for multiple hikes diminished leaving the market to focus on the impacts of Reform.

During 2016, the prime institutional money market industry experienced $750 billion in outflows, representing approximately 86% of industry assets as of December 30, 2015. The majority of these assets moved into institutional funds that invest primarily in U.S. government securities that are not subject to some of the mandates of Reform. This dramatic shift in assets caused a significant reduction in U.S. dollar funding for issuers in the short-term wholesale funding market. As a result in a decrease in demand for short-term prime assets by prime money market funds and interest rate expectations, the 3-month London Inter-Bank Offered Rate (“LIBOR”) increased over 0.39% during the year while 1-month LIBOR increased more than 0.34%.

October 14, 2016 represented the final compliance date for money market reform, marking the completion of an effort that began over two years prior. While the shift in assets from prime money market funds to government funds was substantial (at approximately $1 trillion) since these reforms were announced, the process remained manageable. As October progressed into November, market conviction of a December rate increase by the FOMC rose, bolstered by FOMC rhetoric and positive economic data. Potential market reaction to the outcome of the upcoming presidential election gave investors some pause, but concerns quickly dissipated after the election’s conclusion and the preparation of the future path of interest rates re-took center stage for cash investors.

The FOMC, at its December 14, 2016, meeting announced a 0.25% increase in the target range for the federal funds rate to 0.50% to 0.75%. The decision to raise interest rates was unanimous, and widely expected. This further reduction in monetary accommodation, in our view, is demonstrative of the FOMC’s conviction that the economy is on an upward trajectory. The FOMC continues to believe that the risks to the economic outlook in the near term are roughly balanced. Despite the nudging up of interest rates, the FOMC acknowledged that monetary policy remains accommodative. Following the October 14, 2016 money market reform effective date, weekly fund flows in prime funds stabilized before turning slightly positive through the remainder of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning during the first half of 2016 reflected a conservative posture in the form of relatively short Weighted Average Maturity (“WAM”), Weighted Average Life (“WAL”), and above mandated liquidity levels. As Reform-related outflows accelerated into the summer months, elevated offered levels available in the market provided a relatively attractive entry point to selectively add longer-term investments. Issuers were particularly focused on writing securities with maturities after the October 14th implementation deadline. The Portfolio added fixed rate securities in this space at yields of 0.80% to 1.41% and floating rate securities at spreads of 0.57% to 0.75% above 1-month LIBOR.

After Reform implementation date, our strategy was focused on the likelihood of a rate increase in December. This is evidenced by the path of the portfolio’s WAM and WAL over the quarter. On September 30th, the WAM was 29 days and the WAL was 45 days, by October 31st, we had increased the WAM to 34 days and WAL to 60 days and by November 30th, we were beginning to allow the WAM to drift lower to 32 days but maintained the WAL in the low 60s. The Portfolio drifted shorter in December, ending the month with a WAM of 30 days and WAL of 51 days. Year-end supply dynamics came into play as we moved into December, as issuers concluded their funding schedule for the year. While most investments during the fourth quarter were made in securities maturing within three months at yields up to 1.17%, a number of extension trades were executed in tenors out to 13-months. In the longer maturities, we focused on floating rate coupons indexed to 1-month LIBOR at spreads of 0.35% to 0.70%, 3-month LIBOR at spreads of 0.26% to 0.40%, and fixed-rate instruments yielding 0.95% to 1.37%. On December 31st, approximately 25% of the Portfolio was comprised of floating rate securities indexed off of 1-month LIBOR (22%) and 3-month LIBOR (3%). These contributed 0.32% to gross return while

MSF-1

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

fixed rate investments contributed the balance. At year end, our investment focus remained on the top 2 to 5 systemically important issuers domiciled in each of a select group of countries.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	0.35	0.07	0.86
Class B	0.11	0.02	0.77
Class E	0.20	0.04	0.80
Bank of America/Merrill Lynch 3-Month T-Bill Index	0.33	0.12	0.80

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	10.3
U.S. Treasury Bills	5.7
Macquarie Bank, Ltd.	3.8
Kells Funding LLC	3.6
Sumitomo Mitsui Trust Bank, Ltd.	3.4
Versailles Commercial Paper LLC	3.4
Sumitomo Mitsui Banking Corp.	3.4
Erste Abwicklungsanstalt	3.1
Mizuho Bank, Ltd. (NY)	3.1
Antalis S.A.	2.9

MSF-3

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.36%	$1,000.00	$1,002.30	$1.81
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class B(a)	Actual	0.61%	$1,000.00	$1,001.00	$3.07
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

Class E(a)	Actual	0.51%	$1,000.00	$1,001.50	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—99.8% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—31.0%
Bank of Montreal (Chicago) 1.080%, 03/20/17	18,000,000	$18,002,541
Bank of Nova Scotia (Houston) 1.045%, 01/03/17	10,000,000	10,000,500
1.274%, 04/12/17 (a)	5,000,000	5,006,120
Bank of Tokyo-Mitsubishi, Ltd. 1.260%, 04/27/17	10,000,000	10,007,995
BNP Paribas S.A. (NY) 1.110%, 02/13/17	18,000,000	18,007,371
Canadian Imperial Bank of Commerce (NY) 1.167%, 12/01/17 (a)	10,000,000	10,003,310
Citibank N.A. (NY) 1.000%, 03/14/17	10,000,000	10,002,677
Credit Industriel et Commercial (NY) 1.250%, 02/01/17	5,000,000	5,002,613
DG Bank New York 1.040%, 01/20/17	15,000,000	15,002,299
DNB Bank ASA 1.234%, 02/13/17 (a)	15,000,000	14,997,450
Kookmin Bank New York 0.690%, 01/04/17	13,000,000	12,999,982
Mitsubishi UFJ Trust & Banking Corp. (NY) 0.680%, 01/03/17	5,000,000	5,000,059
1.365%, 04/03/17 (a)	8,000,000	8,010,272
Mizuho Bank, Ltd. (NY) 1.330%, 01/13/17 (a)	10,000,000	10,002,740
1.430%, 03/13/17 (a)	8,000,000	8,009,952
1.476%, 03/24/17 (a)	12,000,000	12,014,124
Norinchukin Bank (NY) 1.364%, 04/11/17 (a)	7,250,000	7,260,969
1.464%, 03/21/17 (a)	5,400,000	5,407,668
Skandinaviska Enskilda Banken AB (NY) 1.264%, 02/10/17 (a)	12,000,000	12,008,736
State Street Bank & Trust Co. 1.233%, 03/10/17 (a)	11,000,000	11,008,943
Sumitomo Mitsui Banking Corp. 1.335%, 04/04/17 (a)	10,800,000	10,811,794
Sumitomo Mitsui Trust Bank, Ltd. (NY) 1.237%, 06/01/17 (a)	5,000,000	5,003,105
1.379%, 04/20/17 (a)	12,000,000	12,011,124
1.456%, 02/17/17 (a)	10,000,000	10,009,320
Svenska Handelsbanken AB 1.146%, 08/01/17 (a)	5,000,000	5,002,880
Svenska Handelsbanken New York 1.244%, 05/15/17 (a)	10,000,000	10,011,070
Svenska Handelsbanken, Inc. 1.397%, 06/20/17 (a)	10,000,000	10,001,800
Toronto-Dominion Bank 1.080%, 03/17/17	12,000,000	12,003,422
UBS AG (Stamford) 1.050%, 01/11/17	8,000,000	8,001,647
Wells Fargo Bank N.A. 1.060%, 02/01/17	7,000,000	7,002,802
Westpac Banking Corp. (NY) 1.241%, 02/06/17 (a)	4,000,000	4,002,256

		301,617,541

Commercial Paper—49.0%
Albion Capital LLC 0.548%, 01/03/17 (b)	15,000,000	$14,999,188
Alpine Securitization, Ltd. 1.084%, 02/03/17 (b)	12,000,000	11,991,868
Antalis S.A. 0.548%, 01/03/17 (b)	12,000,000	11,999,313
0.570%, 01/04/17 (b)	16,000,000	15,998,844
Barton Capital Corp. 0.963%, 02/15/17 (b)	10,000,000	9,989,229
Charta LLC 0.948%, 02/28/17 (b)	10,000,000	9,987,000
Collateralized Commercial Paper Co. LLC 1.153%, 04/06/17 (b)	12,000,000	12,015,348
Commonwealth Bank of Australia 1.075%, 05/17/17 (b)	8,000,000	8,006,608
1.134%, 03/29/17 (144A) (b)	10,000,000	10,012,300
1.136%, 07/18/17 (b)	5,000,000	5,005,485
DBS Bank, Ltd. 0.732%, 01/26/17 (b)	19,000,000	18,991,635
Den Norske ASA 0.954%, 05/02/17 (b)	12,000,000	12,007,932
Erste Abwicklungsanstalt 0.651%, 01/12/17 (b)	16,300,000	16,297,081
1.039%, 02/09/17 (b)	14,000,000	13,990,322
HSBC Bank plc 1.050%, 04/17/17 (b)	15,000,000	15,014,445
Kells Funding LLC 0.568%, 04/28/17 (b)	10,000,000	10,004,490
1.046%, 02/21/17 (b)	10,000,000	9,989,297
1.070%, 02/03/17 (b)	15,000,000	14,990,273
LMA Americas LLC 0.392%, 01/03/17 (b)	10,000,000	9,999,428
Macquarie Bank, Ltd. 0.903%, 02/13/17 (b)	15,000,000	14,983,219
1.163%, 03/17/17 (b)	7,000,000	6,984,189
1.173%, 03/14/17 (b)	15,000,000	14,967,964
Matchpoint Finance plc 1.336%, 02/22/17 (b)	7,000,000	6,991,180
Mont Blanc Capital Corp. 0.771%, 01/05/17 (b)	6,000,000	5,999,475
Nieuw Amsterdam Receivables Corp. 0.586%, 01/04/17 (b)	20,000,000	19,998,556
1.000%, 03/07/17 (b)	7,000,000	6,989,226
Oversea-Chinese Banking Corp., Ltd. 1.090%, 03/16/17 (b)	15,000,000	15,003,399
Sheffield Receivables Corp. 1.012%, 02/13/17 (b)	10,000,000	9,987,750
Starbird Funding Corp. 0.921%, 02/10/17 (b)	17,000,000	16,984,133
1.339%, 03/02/17 (b)	6,000,000	5,990,979
Sumitomo Mitsui Banking Corp. (NY) 0.593%, 01/04/17 (b)	22,000,000	21,998,301
Sumitomo Mitsui Trust Bank, Ltd. 1.368%, 01/27/17 (b)	6,000,000	5,997,046

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Suncorp Metway, Ltd. 1.064%, 03/22/17 (b)	10,000,000	$9,973,350
1.337%, 05/30/17 (b)	12,000,000	11,928,225
United Overseas Bank, Ltd. 1.218%, 04/04/17 (b)	13,000,000	12,964,837
Versailles Commercial Paper LLC 0.795%, 01/05/17 (b)	8,000,000	7,998,967
0.935%, 02/02/17 (b)	15,000,000	14,986,641
0.955%, 01/17/17 (b)	10,000,000	9,995,800
Victory Receivables Corp. 0.372%, 01/03/17 (b)	6,244,000	6,243,643
1.153%, 03/15/17 (b)	13,000,000	12,976,167
Westpac Securities NZ, Ltd. 1.268%, 02/28/17 (b)	5,000,000	4,991,250

		476,224,383

Discount Note—0.8%
Federal Farm Credit Bank 0.296%, 01/06/17 (b)	8,000,000	7,999,744

Repurchase Agreements—13.1%
Bank of America Corp. Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $27,001,500 on 01/03/17, collateralized by $27,269,100 U.S. Treasury Notes with rates ranging from 1.625% - 2.750%, maturity dates ranging from 02/15/19 - 07/31/20, with a value of $27,540,076	27,000,000	27,000,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $100,005,556 on 01/03/17, collateralized by $84,080,000 U.S. Treasury Note at 4.250% due 05/15/39, with a value of $102,000,241	100,000,000	100,000,000

		127,000,000

U.S. Treasury—5.9%
U.S. Treasury Bills 0.233%, 01/05/17 (b)	55,000,000	54,998,900
U.S. Treasury Floating Rate Note 0.724%, 10/31/17 (a)	2,371,000	2,374,182

		57,373,082

Total Short-Term Investments (Cost $969,937,760)		970,214,750

Total Investments—99.8% (Cost $969,937,760) (c)		970,214,750
Other assets and liabilities (net)—0.2%		1,960,922

Net Assets—100.0%		$972,175,672

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $969,937,760. The aggregate unrealized appreciation and depreciation of investments were $302,332 and $(25,342), respectively, resulting in net unrealized appreciation of $276,990 for federal income tax purposes.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $10,012,300, which is 1.0% of net assets.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Certificate of Deposit	$—	$301,617,541	$—	$301,617,541
Commercial Paper	—	476,224,383	—	476,224,383
Discount Note	—	7,999,744	—	7,999,744
Repurchase Agreements	—	127,000,000	—	127,000,000
U.S. Treasury	—	57,373,082	—	57,373,082
Total Investments	$—	$970,214,750	$—	$970,214,750

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$843,214,750
Repurchase Agreements	127,000,000
Cash	223
Receivable for:
Fund shares sold	3,616,586
Interest	604,583
Prepaid expenses	3,062

Total Assets	974,439,204
Liabilities
Payables for:
Fund shares redeemed	1,627,671
Accrued Expenses:
Management fees	299,181
Distribution and service fees	121,012
Deferred trustees’ fees	92,008
Other expenses	123,660

Total Liabilities	2,263,532

Net Assets	$972,175,672

Net Assets Consist of:
Paid in surplus	$970,363,645
Undistributed net investment income	1,531,725
Accumulated net realized gain	3,312
Unrealized appreciation on investments	276,990

Net Assets	$972,175,672

Net Assets
Class A	$355,226,218
Class B	479,555,954
Class E	137,393,500
Capital Shares Outstanding*
Class A	3,542,269
Class B	4,790,073
Class E	1,371,448
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.28
Class B	100.11
Class E	100.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $842,937,760.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest	$7,004,231
Other income (a)	121,296

Total investment income	7,125,527
Expenses
Management fees	3,682,609
Administration fees	46,759
Custodian and accounting fees	65,833
Distribution and service fees—Class B	1,321,100
Distribution and service fees—Class E	221,484
Audit and tax services	31,343
Legal	33,061
Trustees’ fees and expenses	45,247
Shareholder reporting	83,455
Insurance	7,369
Miscellaneous	14,271

Total expenses	5,552,531
Less distribution and service fee waivers	(88,078)
Less management fee waiver	(249,554)

Net expenses	5,214,899

Net Investment Income	1,910,628

Net Realized and Unrealized Gain
Net realized gain on investments	12,789

Net change in unrealized appreciation on investments	276,990

Net realized and unrealized gain	289,779

Net Increase in Net Assets From Operations	$2,200,407

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,910,628	$13,344
Net realized gain	12,789	—
Net change in unrealized appreciation	276,990	—

Increase in net assets from operations	2,200,407	13,344

From Distributions to Shareholders
Net investment income
Class A	(274,320)	(13,344)
Class B	(735)	0
Class E	(28,521)	0
Net realized capital gains
Class A	(7,951)	0
Class B	(10,396)	0
Class E	(2,977)	0

Total distributions	(324,900)	(13,344)

Decrease in net assets from capital share transactions	(137,760,693)	(105,346,240)

Total decrease in net assets	(135,885,186)	(105,346,240)

Net Assets
Beginning of period	1,108,060,858	1,213,407,098

End of period	$972,175,672	$1,108,060,858

Undistributed net investment income (accumulated loss)
End of period	$1,531,725	$(75,327)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,901,381	$190,260,823	2,154,944	$215,494,358
Reinvestments	2,822	282,271	134	13,344
Redemptions	(2,430,163)	(243,175,177)	(2,923,886)	(292,389,732)

Net decrease	(525,960)	$(52,632,083)	(768,808)	$(76,882,030)

Class B
Sales	2,502,925	$250,344,616	3,068,805	$306,884,015
Reinvestments	111	11,131	0	0
Redemptions	(3,183,246)	(318,407,079)	(3,140,958)	(314,095,868)

Net decrease	(680,210)	$(68,051,332)	(72,153)	$(7,211,853)

Class E
Sales	444,619	$44,475,182	686,634	$68,664,117
Reinvestments	315	31,498	0	0
Redemptions	(615,587)	(61,583,958)	(899,165)	(89,916,474)

Net decrease	(170,653)	$(17,077,278)	(212,531)	$(21,252,357)

Decrease derived from capital shares transactions		$(137,760,693)		$(105,346,240)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$100.00		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.32	(b)	0.00	(c)	0.00	0.00	0.00
Net realized and unrealized gain on investments	0.03		0.00		0.00	0.00	0.00

Total from investment operations	0.35		0.00	(c)	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.07)		(0.00	)(d)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	0.00		0.00	0.00	0.00

Total distributions	(0.07)		(0.00	)(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$100.28		$100.00		$100.00	$100.00	$100.00

Total Return (%) (f)	0.35		0.00		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38		0.37		0.37	0.35	0.35
Net ratio of expenses to average net assets (%) (g)	0.35		0.25		0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.32	(b)	0.00	(h)	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(i)	N/A		N/A	N/A	N/A
Net assets, end of period (in millions)	$355.2		$406.8		$483.7	$536.4	$551.9

	Class B
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$100.00		$100.00		$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.08	(b)	0.00		0.00	0.00	0.00
Net realized and unrealized gain on investments	0.03		0.00		0.00	0.00	0.00

Total from investment operations	0.11		0.00		0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.00	)(d)	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	0.00		0.00	0.00	0.00

Total distributions	(0.00)		0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$100.11		$100.00		$100.00	$100.00	$100.00

Total Return (%) (f)	0.11		0.00		0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63		0.62		0.62	0.60	0.60
Net ratio of expenses to average net assets (%) (g)	0.59		0.25		0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.08	(b)	0.00		0.00	0.00	0.00
Portfolio turnover rate (%)	0	(i)	N/A		N/A	N/A	N/A
Net assets, end of period (in millions)	$479.6		$547.0		$554.2	$651.3	$771.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.17	(b)	0.00	0.00	0.00	0.00
Net realized and unrealized gain on investments	0.03		0.00	0.00	0.00	0.00

Total from investment operations	0.20		0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.00	)(e)	0.00	0.00	0.00	0.00

Total distributions	(0.02)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.18		$100.00	$100.00	$100.00	$100.00

Total Return (%) (f)	0.20		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53		0.52	0.52	0.50	0.50
Net ratio of expenses to average net assets (%) (g)	0.50		0.25	0.20	0.23	0.28
Ratio of net investment income to average net assets (%)	0.17	(b)	0.00	0.00	0.00	0.00
Portfolio turnover rate (%)	0	(i)	N/A	N/A	N/A	N/A
Net assets, end of period (in millions)	$137.4		$154.2	$175.5	$237.1	$309.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Distributions from net investment income were less than $0.01.
(e)	Distributions from net realized capital gains were less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(i)	There were no long term transactions during the year ended December 31, 2016.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Prior to May 1, 2016, the Portfolio was operated in accordance with investment restrictions applicable to money market funds and sought to maintain a stable net asset value using the amortized cost method to value its portfolio securities. On November 18, 2015, the Board of Trustees of the Trust approved a conversion of the Portfolio to an ultra-short term bond portfolio with a “floating” net asset value. The Portfolio’s investment strategy of investing primarily in short-term, high quality securities was not changed. As a result of this conversion, which took effect on May 1, 2016, the Portfolio is no longer subject to the investment restrictions that apply to money market funds and no longer seeks to maintain a stable net asset value. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and

MSF-12

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2016.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $127,000,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-13

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$3,682,609	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2015 to April 30, 2016, an identical expense agreement was in place. Pursuant to the expense agreement, $249,554 was waived for the year ended December 31, 2016 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates had voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver was first be applied to 12b-1 expenses. If the amount of the waiver exceeded the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement was discontinued by MetLife Advisers as of May 1, 2016. During the year ended December 31, 2016, $88,078 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $86,482 and Class E shares waived $1,596.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-14

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$324,900	$13,344	$—	$—	$324,900	$13,344

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,627,045	$—	$276,990	$—	$1,904,035

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-15

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio) and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio) (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Ultra-Short Term Bond Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-16

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-19

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-20

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-21

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

BlackRock Ultra-Short Term Bond Portfolio (formerly, BlackRock Money Market Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. The Board further noted that, prior to May 1, 2016, the Portfolio operated as a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940 and noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-23

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-24

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-25

Metropolitan Series Fund

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-26

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 5.40%, 5.16%, 5.29%, and 5.25%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 7.33%.

MARKET ENVIRONMENT / CONDITIONS

The year 2016 began with the worst-ever five-day start for the stock market, but ended the period with the strongest post-election gain in history. The first half of the year was marked by volatility over recession fears, slowing growth in China, plummeting oil and other commodity prices, falling corporate profits, and the expectation of further interest rate hikes. In addition, the surprise U.K. referendum to vote to leave the European Union (Brexit) set off a flight to safety, which led global equity markets to decline and U.S. Treasury bond yields to fall to record lows. The sharp appreciation of the stock market in the second half of the year, particularly after the U.S. election, resulted in historically elevated valuations. Investor optimism grew over expectations the new President and Congress will adopt legislation deemed favorable to companies. Mid cap growth equities continued to modestly advance during the fourth quarter rising 0.5% to conclude a year of wild swings. The period was punctuated by substantial transition from gloom to optimism with the Russell Midcap Growth Index down as much as 14% through early part of February before surging nearly 25% to ultimately finish the year up 7.3%.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Growth Index for the year. Negative stock selection across the Information Technology and Financials sectors were the main detractors to performance, and more than offset the Portfolio’s positive allocation impact.

Within Information Technology, not owning Nvidia was a material driver behind the Portfolio’s relative underperformance in the sector. The stock rose 134% over the period following its addition to the Index in June. We decided to not own the stock based on the Portfolio’s existing exposure to gaming coupled with concern that nearly one-third of the company’s earnings were tied to intellectual royalty payments from Intel Corp., which we feared could potentially cease. The largest detractor the Portfolio owned was Alliance Data Systems. The stock was negatively impacted by an uptick in delinquencies causing the stock to decline 17% for the year, which we believed was overdone as in our view, maturing credit is normal for this point in the earnings cycle. In Financials, ETF provider WisdomTree declined 27% during the period. Two of the company’s products, which accounted for over 40% of the total assets under management, experienced heavy outflows. As a result, profitability declined and adversely affected the stock’s performance over the period. Despite the recent underperformance in Information Technology and Financials, at year end the Portfolio remained overweight these sectors.

In Consumer Staples, Monster Beverage Corp. declined 11% over the period and missed earnings expectations in the second and third quarters of 2016. In our view, these shortfalls were transitory and we continued to believe in the strength of the company’s brands as well as its long term strategy of leveraging Coca Cola’s distribution in most of its international markets.

Stock selection in Materials and Industrials were the largest contributors to overall performance during the period. The election of Donald Trump provided a bounce for many of the Portfolio’s existing infrastructure-related Materials stocks such as Eagle Materials, Martin Marietta, and Vulcan Materials. The Portfolio’s Industrials sector holdings benefitted from a rebound in earnings in both HD Supply as well as United Continental Holdings following some short term disruptions earlier in the year. During the fourth quarter, HD Supply reported solid earnings and a constructive outlook for 2017 that surprised on the upside and showed continued improvement in supply chain issues that hindered its largest segment, Facilities Maintenance, earlier in the year. United Continental Holdings reported solid third quarter results as both revenues and costs surprised on the upside. Further, the company provided a long term outlook that excited the market and instilled confidence the actions taken by both new management and board members were seen as positive steps in the direction of the company.

At year end, we remained optimistic structural changes taking place may allow fiscal policy to pick up the baton from an exhausted monetary policy in a way that sustains or improves growth. In our view, valuations and sentiment appear stretched at a time of uncertainty and risk revolving around interest rates, inflation, currencies, and global trade. We believed sentiment was likely at an extreme low in February and is likewise now approaching elevated levels. We maintained a balanced approach that upholds our discipline of finding good businesses with company specific catalysts for substantial

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

earnings power trading at attractive valuations. We continued to favor entities with promising secular growth and stocks with management driven actions to enhance profitability as well as deploy financial resources to reward investors. At period end, we were finding many such attractive opportunities in Information Technology, Health Care, Industrials, and Financials, all areas the Portfolio remained overweight as of December 31, 2016.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	5.40	12.17	6.86
Class B	5.16	11.89	6.60
Class D	5.29	12.06	6.75
Class E	5.25	12.00	6.71
Russell Midcap Growth Index	7.33	13.51	7.83

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Ross Stores, Inc.	2.6
Electronic Arts, Inc.	2.6
Equifax, Inc.	2.4
Cooper Cos., Inc. (The)	2.4
Cintas Corp.	2.3
CDK Global, Inc.	2.3
Aramark	2.2
Zoetis, Inc.	2.1
Euronet Worldwide, Inc.	2.1
Global Payments, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	25.9
Health Care	17.3
Consumer Discretionary	16.5
Industrials	15.0
Financials	11.0
Materials	8.2
Telecommunication Services	2.0
Energy	1.7
Consumer Staples	1.7

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.73%	$1,000.00	$1,041.10	$3.75
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class B(a)	Actual	0.98%	$1,000.00	$1,040.00	$5.03
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

Class D(a)	Actual	0.83%	$1,000.00	$1,040.50	$4.26
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E(a)	Actual	0.88%	$1,000.00	$1,040.30	$4.51
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Airlines—0.9%
United Continental Holdings, Inc. (a) (b)	138,868	$10,120,700

Banks—2.4%
Popular, Inc.	24,672	1,081,127
Signature Bank (a)	112,721	16,930,694
Webster Financial Corp. (b)	163,801	8,891,119

		26,902,940

Beverages—1.1%
Brown-Forman Corp. - Class B (b)	142,942	6,420,955
Monster Beverage Corp. (a)	136,700	6,061,278

		12,482,233

Biotechnology—3.8%
Alkermes plc (a) (b)	138,289	7,686,103
BioMarin Pharmaceutical, Inc. (a) (b)	156,633	12,975,478
Incyte Corp. (a)	217,531	21,811,833

		42,473,414

Building Products—1.0%
A.O. Smith Corp. (b)	249,378	11,808,048

Capital Markets—5.6%
E*Trade Financial Corp. (a)	256,395	8,884,087
Moody’s Corp.	77,785	7,332,792
Nasdaq, Inc.	270,829	18,178,042
Raymond James Financial, Inc.	304,255	21,075,744
SEI Investments Co.	54,007	2,665,785
WisdomTree Investments, Inc. (b)	420,228	4,681,340

		62,817,790

Chemicals—2.1%
CF Industries Holdings, Inc.	180,343	5,677,198
FMC Corp. (b)	118,885	6,724,136
Sherwin-Williams Co. (The)	42,925	11,535,664

		23,936,998

Commercial Services & Supplies—5.5%
Cintas Corp. (b)	223,465	25,823,615
KAR Auction Services, Inc.	383,585	16,348,393
Waste Connections, Inc.	253,808	19,946,771

		62,118,779

Construction Materials—4.2%
Eagle Materials, Inc. (b)	160,891	15,852,590
Martin Marietta Materials, Inc. (b)	71,902	15,928,450
Vulcan Materials Co.	119,086	14,903,613

		46,684,653

Containers & Packaging—1.9%
Ball Corp.	96,719	7,260,695
Berry Plastics Group, Inc. (a) (b)	281,383	13,711,794

		20,972,489

Distributors—1.3%
LKQ Corp. (a)	472,784	$14,490,830

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	133,235	9,329,115

Diversified Telecommunication Services—2.0%
Cogent Communications Holdings, Inc.	222,794	9,212,532
SBA Communications Corp. - Class A (a)	127,416	13,156,976

		22,369,508

Electronic Equipment, Instruments & Components—2.5%
Amphenol Corp. - Class A (b)	156,809	10,537,565
Flex, Ltd. (a) (b)	409,654	5,886,728
Universal Display Corp. (a) (b)	208,018	11,711,413

		28,135,706

Food Products—0.6%
Blue Buffalo Pet Products, Inc. (a)	285,750	6,869,430

Health Care Equipment & Supplies—9.0%
Align Technology, Inc. (a) (b)	117,405	11,286,143
C.R. Bard, Inc.	98,129	22,045,661
Cooper Cos., Inc. (The) (b)	151,619	26,522,712
DexCom, Inc. (a) (b)	73,198	4,369,921
Edwards Lifesciences Corp. (a) (b)	110,784	10,380,461
STERIS plc (b)	241,742	16,290,993
Teleflex, Inc. (b)	63,002	10,152,772

		101,048,663

Health Care Providers & Services—0.5%
Universal Health Services, Inc. - Class B	47,916	5,097,304

Hotels, Restaurants & Leisure—4.4%
Aramark (b)	682,542	24,380,400
MGM Resorts International (a)	480,499	13,852,786
Royal Caribbean Cruises, Ltd.	48,221	3,956,051
Texas Roadhouse, Inc. (b)	152,192	7,341,742

		49,530,979

Insurance—3.0%
Aon plc	183,843	20,504,010
Willis Towers Watson plc	104,028	12,720,544

		33,224,554

Internet & Direct Marketing Retail—1.0%
Expedia, Inc.	100,367	11,369,574

IT Services—9.3%
Alliance Data Systems Corp. (b)	49,367	11,280,360
Computer Sciences Corp.	93,205	5,538,241
Euronet Worldwide, Inc. (a) (b)	320,810	23,236,268
Gartner, Inc. (a)	77,864	7,869,714
Genpact, Ltd. (a)	340,059	8,277,036
Global Payments, Inc.	330,800	22,960,828
Jack Henry & Associates, Inc.	100,725	8,942,366

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Vantiv, Inc. - Class A (a)	282,791	$16,859,999

		104,964,812

Leisure Products—1.8%
Brunswick Corp.	368,530	20,099,626

Life Sciences Tools & Services—2.0%
Illumina, Inc. (a) (b)	59,222	7,582,785
PAREXEL International Corp. (a) (b)	124,117	8,156,969
QIAGEN NV (a) (b)	232,948	6,527,203

		22,266,957

Machinery—1.4%
Wabtec Corp. (b)	64,802	5,379,862
Woodward, Inc. (b)	158,185	10,922,674

		16,302,536

Media—0.7%
IMAX Corp. (a) (b)	246,843	7,750,870

Multiline Retail—2.4%
Dollar General Corp. (b)	223,246	16,535,831
Dollar Tree, Inc. (a)	128,134	9,889,382

		26,425,213

Oil, Gas & Consumable Fuels—1.7%
Carrizo Oil & Gas, Inc. (a) (b)	322,544	12,047,019
Concho Resources, Inc. (a)	56,657	7,512,718

		19,559,737

Pharmaceuticals—2.1%
Zoetis, Inc.	439,851	23,545,224

Professional Services—2.4%
Equifax, Inc.	228,962	27,070,177

Road & Rail—0.9%
J.B. Hunt Transport Services, Inc. (b)	104,412	10,135,273

Semiconductors & Semiconductor Equipment—3.7%
Integrated Device Technology, Inc. (a) (b)	317,914	7,490,054
Lam Research Corp.	175,736	18,580,567
Qorvo, Inc. (a) (b)	295,115	15,561,414

		41,632,035

Software—10.4%
Activision Blizzard, Inc.	381,643	13,781,129
Cadence Design Systems, Inc. (a)	890,732	22,464,261
CDK Global, Inc.	430,467	25,694,575
Electronic Arts, Inc. (a)	365,214	28,764,255
Fortinet, Inc. (a)	191,621	5,771,624
Mobileye NV (a) (b)	205,932	7,850,128

Software—(Continued)
Red Hat, Inc. (a)	175,653	12,243,014

		116,568,986

Specialty Retail—4.1%
O’Reilly Automotive, Inc. (a) (b)	60,925	16,962,129
Ross Stores, Inc.	444,997	29,191,803

		46,153,932

Trading Companies & Distributors—2.8%
Beacon Roofing Supply, Inc. (a)	303,010	13,959,671
HD Supply Holdings, Inc. (a)	401,202	17,055,097

		31,014,768

Total Common Stocks (Cost $952,830,829)		1,115,273,853

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $9,660,547 on 01/03/17, collateralized by $9,895,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $9,854,134.	9,660,515	9,660,515

Total Short-Term Investments (Cost $9,660,515)		9,660,515

Securities Lending Reinvestments (c)—14.6%

Certificates of Deposit—6.1%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	2,500,000	2,499,487
Bank of Montreal London Zero Coupon, 01/12/17
	2,998,090	2,999,452
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	3,000,000	3,002,539
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	2,000,000	2,000,040
Barclays New York 0.894%, 02/10/17 (d)	4,000,000	4,001,294
BNP Paribas New York 1.226%, 08/04/17 (d)	750,000	750,333
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,200,000	1,200,028
0.950%, 02/02/17	1,000,000	1,000,138
Credit Suisse AG New York 1.364%, 05/12/17 (d)	3,750,000	3,750,390
1.444%, 04/24/17 (d)	1,900,000	1,900,446
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	900,000	899,842
DZ Bank AG New York 1.010%, 02/27/17	2,900,000	2,900,838

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
KBC Brussells 1.050%, 01/27/17	2,500,000	$2,500,475
1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mizuho Bank, Ltd., New York 1.361%, 04/26/17 (d)	2,500,000	2,499,872
National Australia Bank London 1.034%, 05/02/17 (d)	1,750,000	1,751,652
1.182%, 11/09/17 (d)	3,200,000	3,192,064
National Bank of Canada 0.650%, 01/06/17	6,000,000	6,000,240
Shizuoka Bank New York 0.840%, 01/03/17	3,000,000	3,000,012
Standard Chartered Bank New York 1.150%, 03/21/17	5,500,000	5,500,929
Sumitomo Bank New York 1.212%, 06/05/17 (d)	1,000,000	999,980
1.215%, 05/05/17 (d)	1,500,000	1,502,499
1.336%, 06/19/17 (d)	1,500,000	1,499,886
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	650,000	650,025
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	1,000,000	1,001,831
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	1,000,000	999,855
1.351%, 04/26/17 (d)	3,000,000	3,000,354
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	500,000	500,087
UBS, Stamford 1.084%, 05/12/17 (d)	1,400,000	1,399,894
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	900,000	900,252
1.264%, 10/26/17 (d)	1,250,000	1,250,854

		68,555,103

Commercial Paper—3.2%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,993,933	1,998,254
Barton Capital Corp. 1.160%, 03/28/17	2,492,750	2,493,510
Den Norske ASA 1.206%, 04/27/17 (d)	900,000	900,048
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,500,000	2,500,015
HSBC plc 1.216%, 04/25/17 (d)	2,250,000	2,249,903
Kells Funding LLC 1.040%, 01/19/17	199,295	199,921
LMA S.A. & LMA Americas 1.000%, 01/13/17	249,396	249,913
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
1.160%, 03/20/17	4,985,339	4,987,524

Commercial Paper—(Continued)
Old Line Funding LLC 0.840%, 01/03/17	499,102	499,961
1.030%, 03/13/17 (d)	3,400,000	3,402,653
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,995,451	1,997,344
Starbird Funding Corp. 1.240%, 06/13/17 (d)	3,250,000	3,249,737
Suncorp Metway, Ltd. 0.930%, 02/09/17	3,491,682	3,496,125
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,496,383	3,499,608
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,094,400	2,098,421
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,500,000	1,502,619

		36,324,939

Repurchase Agreements—5.1%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $2,000,197 on 01/03/17, collateralized by $2,017,473 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $2,000,211 on 01/03/17, collateralized by $2,041,800 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $2,040,011.	2,000,000	2,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $10,805,635 on 01/03/17, collateralized by various Common Stock with a value of $12,004,794.	10,800,000	10,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $37,822 on 01/03/17, collateralized by $194,630 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $38,577.	37,820	37,820

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $5,700,643 on 01/03/17, collateralized by $5,639,324 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $5,816,946.	5,700,000	$5,700,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $8,002,933 on 01/06/17, collateralized by $7,914,841 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $8,164,134.	8,000,000	8,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,507,685 on 04/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $20,001,333 on 01/03/17, collateralized by $35,915,287 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $20,401,360.	20,000,000	20,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $6,000,453 on 01/03/17, collateralized by $8,804,187 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $6,120,000.	6,000,000	6,000,000

		57,037,820

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	700,000	700,000
Shinkin Central Bank 1.200%, 01/27/17	200,000	200,000
1.220%, 01/26/17	1,300,000	1,300,000

		2,200,000

Total Securities Lending Reinvestments (Cost $164,107,323)		164,117,862

Total Investments—114.8% (Cost $1,126,598,667) (e)		1,289,052,230
Other assets and liabilities (net)—(14.8)%		(166,122,098)

Net Assets—100.0%		$1,122,930,132

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $158,745,372 and the collateral received consisted of cash in the amount of $164,076,675. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,126,798,404. The aggregate unrealized appreciation and depreciation of investments were $186,332,698 and $(24,078,872), respectively, resulting in net unrealized appreciation of $162,253,826 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,115,273,853	$—	$—	$1,115,273,853
Total Short-Term Investment*	—	9,660,515	—	9,660,515
Total Securities Lending Reinvestments*	—	164,117,862	—	164,117,862
Total Investments	$1,115,273,853	$173,778,377	$—	$1,289,052,230

Collateral for Securities Loaned (Liability)	$—	$(164,076,675)	$—	$(164,076,675)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,289,052,230
Receivable for:
Investments sold	5,894,530
Fund shares sold	116,932
Dividends and interest	483,208
Prepaid expenses	3,233

Total Assets	1,295,550,133
Liabilities
Collateral for securities loaned	164,076,675
Payables for:
Investments purchased	7,110,514
Fund shares redeemed	461,211
Accrued Expenses:
Management fees	667,539
Distribution and service fees	44,263
Deferred trustees’ fees	122,613
Other expenses	137,186

Total Liabilities	172,620,001

Net Assets	$1,122,930,132

Net Assets Consist of:
Paid in surplus	$932,416,830
Accumulated net investment loss	(122,614)
Accumulated net realized gain	28,182,353
Unrealized appreciation on investments	162,453,563

Net Assets	$1,122,930,132

Net Assets
Class A	$863,537,463
Class B	167,673,086
Class D	82,349,264
Class E	9,370,319
Capital Shares Outstanding*
Class A	27,488,237
Class B	5,860,285
Class D	2,669,195
Class E	305,077
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$31.41
Class B	28.61
Class D	30.85
Class E	30.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,126,598,667.
(b)	Includes securities loaned at value of $158,745,372.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$7,666,567
Interest	5,799
Securities lending income	263,747
Other income (a)	130,468

Total investment income	8,066,581
Expenses
Management fees	8,029,498
Administration fees	36,513
Custodian and accounting fees	52,755
Distribution and service fees—Class B	429,720
Distribution and service fees—Class D	84,403
Distribution and service fees—Class E	14,274
Audit and tax services	42,040
Legal	33,032
Trustees’ fees and expenses	45,247
Shareholder reporting	159,074
Insurance	8,106
Miscellaneous	17,877

Total expenses	8,952,539
Less management fee waiver	(257,459)
Less broker commission recapture	(74,051)

Net expenses	8,621,029

Net Investment Loss	(554,448)

Net Realized and Unrealized Gain
Net realized gain on investments	28,284,612

Net change in unrealized appreciation on investments	30,452,768

Net realized and unrealized gain	58,737,380

Net Increase in Net Assets From Operations	$58,182,932

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(554,448)	$(1,783,221)
Net realized gain	28,284,612	131,984,246
Net change in unrealized appreciation (depreciation)	30,452,768	(96,656,360)

Increase in net assets from operations	58,182,932	33,544,665

From Distributions to Shareholders
Net realized capital gains
Class A	(99,260,079)	(120,148,007)
Class B	(21,703,876)	(27,320,274)
Class D	(10,011,075)	(12,958,013)
Class E	(1,135,232)	(1,448,339)

Total distributions	(132,110,262)	(161,874,633)

Increase in net assets from capital share transactions	36,453,154	146,475,892

Total increase (decrease) in net assets	(37,474,176)	18,145,924

Net Assets
Beginning of period	1,160,404,308	1,142,258,384

End of period	$1,122,930,132	$1,160,404,308

Accumulated net investment loss
End of period	$(122,614)	$(107,576)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	354,929	$11,140,121	2,865,002	$113,108,885
Reinvestments	3,306,465	99,260,079	3,289,923	120,148,007
Redemptions	(2,241,975)	(71,084,912)	(2,380,338)	(89,072,962)

Net increase	1,419,419	$39,315,288	3,774,587	$144,183,930

Class B
Sales	287,661	$8,283,291	695,096	$23,571,724
Reinvestments	792,691	21,703,876	809,249	27,320,274
Redemptions	(1,061,101)	(30,861,135)	(1,363,306)	(47,105,593)

Net increase	19,251	$(873,968)	141,039	$3,786,405

Class D
Sales	129,785	$4,014,396	126,941	$4,666,476
Reinvestments	339,358	10,011,075	360,045	12,958,013
Redemptions	(506,551)	(15,730,103)	(530,932)	(19,358,357)

Net decrease	(37,408)	$(1,704,632)	(43,946)	$(1,733,868)

Class E
Sales	8,990	$274,586	28,565	$1,025,425
Reinvestments	38,639	1,135,232	40,366	1,448,339
Redemptions	(54,814)	(1,693,352)	(61,036)	(2,234,339)

Net increase (decrease)	(7,185)	$(283,534)	7,895	$239,425

Increase derived from capital shares transactions		$36,453,154		$146,475,892

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$33.70		$37.28	$36.90	$28.92		$26.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)(c)	(0.03)	(0.05)	(0.00	)(c)	0.34
Net realized and unrealized gain on investments	1.63		1.51	3.78	9.18		2.52

Total from investment operations	1.63		1.48	3.73	9.18		2.86

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.42)		0.00
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)		0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.20)		0.00

Net Asset Value, End of Period	$31.41		$33.70	$37.28	$36.90		$28.92

Total Return (%) (d)	5.40		2.88	11.14	32.77		10.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75		0.74	0.76	0.75		0.78
Net ratio of expenses to average net assets (%) (e)	0.73		0.73	0.75	0.74		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.00	)(b)(f)	(0.09)	(0.13)	(0.01)		1.21
Portfolio turnover rate (%)	40		60	48	120		78
Net assets, end of period (in millions)	$863.5		$878.5	$831.2	$982.6		$571.6

	Class B
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$31.11		$34.85	$34.79	$27.33		$24.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07	)(b)	(0.12)	(0.13)	(0.08)		0.26
Net realized and unrealized gain on investments	1.49		1.44	3.54	8.66		2.38

Total from investment operations	1.42		1.32	3.41	8.58		2.64

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.34)		0.00
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)		0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.12)		0.00

Net Asset Value, End of Period	$28.61		$31.11	$34.85	$34.79		$27.33

Total Return (%) (d)	5.16		2.60	10.88	32.43		10.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00		0.99	1.01	1.00		1.03
Net ratio of expenses to average net assets (%) (e)	0.98		0.98	1.00	0.99		1.03
Ratio of net investment income (loss) to average net assets (%)	(0.25	)(b)	(0.35)	(0.37)	(0.25)		0.98
Portfolio turnover rate (%)	40		60	48	120		78
Net assets, end of period (in millions)	$167.7		$181.7	$198.6	$201.9		$84.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.20		$36.83	$36.52	$28.63	$25.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03	)(b)	(0.07)	(0.08)	(0.04)	0.30
Net realized and unrealized gain on investments	1.60		1.50	3.74	9.09	2.51

Total from investment operations	1.57		1.43	3.66	9.05	2.81

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.38)	0.00
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.16)	0.00

Net Asset Value, End of Period	$30.85		$33.20	$36.83	$36.52	$28.63

Total Return (%) (d)	5.29		2.78	11.06	32.63	10.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85		0.84	0.86	0.85	0.88
Net ratio of expenses to average net assets (%) (e)	0.83		0.83	0.85	0.84	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(b)	(0.20)	(0.22)	(0.13)	1.06
Portfolio turnover rate (%)	40		60	48	120	78
Net assets, end of period (in millions)	$82.3		$89.8	$101.3	$107.1	$99.9

	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.08		$36.73	$36.46	$28.58	$25.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05	)(b)	(0.09)	(0.10)	(0.06)	0.29
Net realized and unrealized gain on investments	1.60		1.50	3.72	9.09	2.50

Total from investment operations	1.55		1.41	3.62	9.03	2.79

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.37)	0.00
Distributions from net realized capital gains	(3.92)		(5.06)	(3.35)	(0.78)	0.00

Total distributions	(3.92)		(5.06)	(3.35)	(1.15)	0.00

Net Asset Value, End of Period	$30.71		$33.08	$36.73	$36.46	$28.58

Total Return (%) (d)	5.25		2.72	10.96	32.59	10.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90		0.89	0.91	0.90	0.93
Net ratio of expenses to average net assets (%) (e)	0.88		0.88	0.90	0.89	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.15	)(b)	(0.25)	(0.28)	(0.17)	1.04
Portfolio turnover rate (%)	40		60	48	120	78
Net assets, end of period (in millions)	$9.4		$10.3	$11.2	$11.7	$10.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment loss was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment loss to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $9,660,515. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $57,037,820. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$441,318,948	$0	$530,362,925

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$8,029,498	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MSF-17

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$25,138,144	$132,110,262	$136,736,489	$132,110,262	$161,874,633

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$28,382,089	$162,253,825	$—	$190,635,914

MSF-18

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Mid Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Mid Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-24

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-25

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2016, and underperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the three-year period ended October 31, 2016, and underperformed its benchmark for the one- and five-year periods ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Jennison Growth Portfolio returned 0.17%, -0.13%, and -0.01%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.08%.

MARKET ENVIRONMENT / CONDITIONS

2016 was a year of volatility and surprises. Decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the U.S.; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and the highly unconventional U.S. presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies—many of them exhibiting little secular growth—expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Portfolio holdings Alexion Pharmaceuticals (blood and metabolic disorders), Regeneron Pharmaceuticals (eye diseases, high cholesterol), and Vertex Pharmaceuticals (cystic fibrosis). Health care companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

Information Technology positions advanced but lagged the benchmark sector, with declines in Portfolio holdings LinkedIn and Salesforce.com having the effect of tempering strong gains in Nvidia and Tencent Holdings. LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com faced concerns that its growth rate, too, might slow. Nvidia’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where we believe it can leverage its graphics expertise to offer high-value-added solutions. Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In the Consumer Discretionary sector, NIKE’s decline partially offset solid advances in Amazon, Marriott, and Time Warner. NIKE declined on inventory overhang, declining average selling prices, and increased competition. Amazon benefited from continued strong execution, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott, which acquired Starwood Hotels, benefitted from increased demand and limited supply growth in the U.S., which led to accelerating revenue and operating income growth. Time Warner rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

The Financials sector, including Portfolio positions Goldman Sachs and Morgan Stanley, benefited as the market reacted favorably to the new U.S. administration, which is widely thought to favor a less onerous regulatory environment. We believe Goldman Sachs’ strong capital base and leading global positions in investment banking, capital markets, trading, and asset management provide attractive exposure to long-term global economic expansion. Morgan Stanley has what we consider a balanced and diversified business model, and the firm is a formidable competitor in the major businesses in which it competes.

Concho Resources was a strong performer in the Energy sector. It announced a series of deals that consolidate its core acreage and shed non-core positions, improving its balance sheet and efficiency.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Sector weights were largely stable over the past year; exposure to Information Technology and Financials increased modestly, while exposure to Health Care decreased. As of December 31, 2016, and relative to the Russell 1000 Growth Index, the Portfolio was overweight Information Technology and Consumer Discretionary, and underweight Industrials, Consumer Staples, and Health Care.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	0.17	13.93	7.91
Class B	-0.13	13.66	7.64
Class E	-0.01	13.77	7.74
Russell 1000 Growth Index	7.08	14.50	8.33

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.5
Apple, Inc.	5.4
Facebook, Inc. - Class A	3.7
Microsoft Corp.	3.5
Visa, Inc. - Class A	3.3
MasterCard, Inc. - Class A	3.0
Alibaba Group Holding, Ltd. (ADR)	3.0
Alphabet, Inc. - Class A	3.0
Alphabet, Inc. - Class C	3.0
Tencent Holdings, Ltd.	2.8

Top Sectors

% of Net Assets
Information Technology	45.3
Consumer Discretionary	28.4
Health Care	11.2
Financials	5.1
Consumer Staples	3.1
Industrials	3.1
Energy	2.8
Materials	0.7

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.55%	$1,000.00	$1,073.70	$2.87
	Hypothetical*	0.55%	$1,000.00	$1,022.37	$2.80

Class B(a)	Actual	0.80%	$1,000.00	$1,072.20	$4.17
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

Class E(a)	Actual	0.70%	$1,000.00	$1,072.50	$3.65
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Boeing Co. (The)	343,742	$53,513,755

Automobiles—1.0%
Tesla Motors, Inc. (a) (b)	121,050	25,867,175

Banks—1.2%
JPMorgan Chase & Co.	363,570	31,372,455

Beverages—1.5%
Constellation Brands, Inc. - Class A	95,227	14,599,251
Monster Beverage Corp. (a)	554,637	24,592,605

		39,191,856

Biotechnology—7.6%
Alexion Pharmaceuticals, Inc. (a)	272,709	33,365,946
BioMarin Pharmaceutical, Inc. (a)	194,693	16,128,368
Celgene Corp. (a)	561,928	65,043,166
Regeneron Pharmaceuticals, Inc. (a)	71,591	26,280,340
Shire plc (ADR) (b)	266,355	45,381,565
Vertex Pharmaceuticals, Inc. (a)	127,233	9,373,255

		195,572,640

Capital Markets—3.9%
Goldman Sachs Group, Inc. (The)	223,014	53,400,702
Morgan Stanley	504,398	21,310,816
S&P Global, Inc.	242,412	26,068,986

		100,780,504

Chemicals—0.7%
Albemarle Corp.	199,636	17,184,667

Communications Equipment—0.8%
Palo Alto Networks, Inc. (a) (b)	169,299	21,170,840

Energy Equipment & Services—1.1%
Halliburton Co.	240,510	13,009,186
Schlumberger, Ltd.	162,424	13,635,495

		26,644,681

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	262,264	41,991,089

Hotels, Restaurants & Leisure—3.9%
Marriott International, Inc. - Class A	620,902	51,336,177
Starbucks Corp.	887,673	49,283,605

		100,619,782

Internet & Direct Marketing Retail—10.0%
Amazon.com, Inc. (a)	189,277	141,933,144
Expedia, Inc.	111,692	12,652,470
Netflix, Inc. (a)	441,418	54,647,548
Priceline Group, Inc. (The) (a)	32,718	47,966,551

		257,199,713

Internet Software & Services—15.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	871,361	76,514,210
Alphabet, Inc. - Class A (a)	96,316	76,325,614
Alphabet, Inc. - Class C (a)	98,662	76,149,305
Facebook, Inc. - Class A (a)	830,464	95,544,883
Tencent Holdings, Ltd.	2,974,550	72,192,851

		396,726,863

IT Services—6.3%
MasterCard, Inc. - Class A	752,476	77,693,147
Visa, Inc. - Class A (b)	1,077,061	84,032,299

		161,725,446

Life Sciences Tools & Services—0.7%
Illumina, Inc. (a)	146,277	18,729,307

Machinery—1.0%
Parker-Hannifin Corp.	181,607	25,424,980

Media—3.1%
Charter Communications, Inc. - Class A (a)	106,526	30,670,966
Time Warner, Inc.	375,529	36,249,815
Walt Disney Co. (The)	131,115	13,664,805

		80,585,586

Oil, Gas & Consumable Fuels—1.8%
Concho Resources, Inc. (a)	154,474	20,483,252
EOG Resources, Inc.	243,064	24,573,771

		45,057,023

Pharmaceuticals—2.9%
Allergan plc (a)	136,804	28,730,208
Bristol-Myers Squibb Co.	771,955	45,113,050

		73,843,258

Semiconductors & Semiconductor Equipment—6.1%
NVIDIA Corp.	656,296	70,053,035
NXP Semiconductors NV (a)	369,275	36,192,643
QUALCOMM, Inc.	780,105	50,862,846

		157,108,524

Software—11.3%
Adobe Systems, Inc. (a)	567,520	58,426,184
Microsoft Corp.	1,451,754	90,211,994
Mobileye NV (a) (b)	281,116	10,716,142
Red Hat, Inc. (a)	519,889	36,236,263
Salesforce.com, Inc. (a)	679,892	46,545,406
Splunk, Inc. (a) (b)	458,437	23,449,053
Workday, Inc. - Class A (a) (b)	356,281	23,546,611

		289,131,653

Specialty Retail—7.4%
Home Depot, Inc. (The)	300,091	40,236,201
Industria de Diseno Textil S.A.	1,753,965	59,854,940
O’Reilly Automotive, Inc. (a) (b)	174,192	48,496,795

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
TJX Cos., Inc. (The)	418,204	$31,419,666
Ulta Salon Cosmetics & Fragrance, Inc. (a)	43,438	11,074,084

		191,081,686

Technology Hardware, Storage & Peripherals—5.4%
Apple, Inc. (b)	1,205,385	139,607,691

Textiles, Apparel & Luxury Goods—2.9%
adidas AG	276,139	43,641,218
NIKE, Inc. - Class B (b)	616,995	31,361,856

		75,003,074

Total Common Stocks (Cost $1,898,257,028)		2,565,134,248

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $13,251,906 on 01/03/17, collateralized by $12,980,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/20 with a value of $13,521,032.	13,251,861	13,251,861

Total Short-Term Investments (Cost $13,251,861)		13,251,861

Securities Lending Reinvestments (c)—11.9%

Certificates of Deposit—6.4%
Bank of Montreal London Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	5,000,000	5,004,232
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	7,300,000	7,300,146
Barclays New York 0.894%, 02/10/17 (d)	6,000,000	6,001,941
BNP Paribas New York 1.226%, 08/04/17 (d)	2,500,000	2,501,110
Chiba Bank, Ltd., New York 0.950%, 02/02/17	2,000,000	2,000,276
Credit Suisse AG New York 1.364%, 05/12/17 (d)	2,000,000	2,000,208
1.444%, 04/24/17 (d)	8,500,000	8,501,997
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	2,900,000	2,899,492
DZ Bank AG New York 1.010%, 02/27/17	9,300,000	9,302,688
KBC Brussells 1.050%, 01/27/17	7,300,000	7,301,387

Certificates of Deposit—(Continued)
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	8,480,495	8,496,345
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	5,000,000	4,999,520
1.361%, 04/26/17 (d)	5,000,000	4,999,745
National Australia Bank London 1.034%, 05/02/17 (d)	6,500,000	6,506,136
National Bank of Canada 0.650%, 01/06/17	10,000,000	10,000,400
Natixis New York 0.900%, 02/17/17	5,000,000	5,000,640
Shizuoka Bank New York 0.840%, 01/03/17	6,500,000	6,500,026
Standard Chartered Bank New York 1.150%, 03/21/17	10,000,000	10,001,690
Sumitomo Bank New York 1.212%, 06/05/17 (d)	3,000,000	2,999,940
1.215%, 05/05/17 (d)	1,000,000	1,001,666
1.336%, 06/19/17 (d)	2,500,000	2,499,810
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	6,850,000	6,850,260
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	2,000,000	1,999,710
1.351%, 04/26/17 (d)	10,000,000	10,001,180
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	6,000,000	6,001,044
UBS, Stamford 1.084%, 05/12/17 (d)	2,900,000	2,899,780
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	2,900,000	2,900,812
1.264%, 10/26/17 (d)	3,500,000	3,502,390

		164,972,457

Commercial Paper—2.7%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	3,788,473	3,796,683
Den Norske ASA 1.206%, 04/27/17 (d)	2,900,000	2,900,154
HSBC plc 1.216%, 04/25/17 (d)	9,000,000	8,999,613
Kells Funding LLC 1.040%, 01/19/17	1,395,066	1,399,450
LMA S.A. & LMA Americas 1.000%, 01/13/17	5,985,500	5,997,906
Macquarie Bank, Ltd. 0.930%, 01/19/17	7,282,650	7,295,496
1.160%, 03/20/17	5,982,407	5,985,028
National Australia Bank, Ltd. 1.288%, 12/06/17 (d)	2,000,000	2,000,004
Old Line Funding LLC 0.840%, 01/03/17	5,739,669	5,749,546
1.030%, 03/13/17 (d)	1,500,000	1,501,171

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,995,451	$1,997,344
Toronto Dominion Holding Corp. 0.600%, 01/05/17	9,989,667	9,998,880
Versailles Commercial Paper LLC 1.000%, 01/31/17	6,981,333	6,994,736
Westpac Banking Corp. 1.232%, 10/20/17 (d)	5,300,000	5,309,254

		69,925,265

Repurchase Agreements—2.3%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,000,099 on 01/03/17, collateralized by $1,008,737 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,100,116 on 01/03/17, collateralized by $1,122,990 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,122,006.	1,100,000	1,100,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $20,808,464 on 01/03/17, collateralized by various Common Stock with a value of $23,120,344.	20,800,000	20,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $4,016,773 on 03/03/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $3,125,243 on 01/03/17, collateralized by $16,082,290 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $3,187,585.	3,125,083	3,125,083
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,523,055 on 04/03/17, collateralized by various Common Stock with a value of $4,950,000.	4,500,000	4,500,000
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $10,001,653 on 01/03/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $3,000,227 on 01/03/17, collateralized by $4,402,093 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $3,060,000.	3,000,000	3,000,000

		57,525,083

Time Deposits—0.5%
OP Corporate Bank plc 1.010%, 01/04/17	3,400,000	3,400,000
1.200%, 01/23/17	4,800,000	4,800,000
Shinkin Central Bank 1.200%, 01/27/17	900,000	900,000
1.220%, 01/26/17	4,400,000	4,400,000

		13,500,000

Total Securities Lending Reinvestments (Cost $305,886,565)		305,922,805

Total Investments—112.1% (Cost $2,217,395,454) (e)		2,884,308,914
Other assets and liabilities (net)—(12.1)%		(310,897,167)

Net Assets—100.0%		$2,573,411,747

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $298,282,277 and the collateral received consisted of cash in the amount of $305,784,528. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2016

(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,217,881,852. The aggregate unrealized appreciation and depreciation of investments were $721,481,322 and $(55,054,260), respectively, resulting in net unrealized appreciation of $666,427,062 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$53,513,755	$—	$—	$53,513,755
Automobiles	25,867,175	—	—	25,867,175
Banks	31,372,455	—	—	31,372,455
Beverages	39,191,856	—	—	39,191,856
Biotechnology	195,572,640	—	—	195,572,640
Capital Markets	100,780,504	—	—	100,780,504
Chemicals	17,184,667	—	—	17,184,667
Communications Equipment	21,170,840	—	—	21,170,840
Energy Equipment & Services	26,644,681	—	—	26,644,681
Food & Staples Retailing	41,991,089	—	—	41,991,089
Hotels, Restaurants & Leisure	100,619,782	—	—	100,619,782
Internet & Direct Marketing Retail	257,199,713	—	—	257,199,713
Internet Software & Services	324,534,012	72,192,851	—	396,726,863
IT Services	161,725,446	—	—	161,725,446
Life Sciences Tools & Services	18,729,307	—	—	18,729,307
Machinery	25,424,980	—	—	25,424,980
Media	80,585,586	—	—	80,585,586
Oil, Gas & Consumable Fuels	45,057,023	—	—	45,057,023
Pharmaceuticals	73,843,258	—	—	73,843,258
Semiconductors & Semiconductor Equipment	157,108,524	—	—	157,108,524
Software	289,131,653	—	—	289,131,653
Specialty Retail	131,226,746	59,854,940	—	191,081,686
Technology Hardware, Storage & Peripherals	139,607,691	—	—	139,607,691
Textiles, Apparel & Luxury Goods	31,361,856	43,641,218	—	75,003,074
Total Common Stocks	2,389,445,239	175,689,009	—	2,565,134,248
Total Short-Term Investment*	—	13,251,861	—	13,251,861

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$305,922,805	$—	$305,922,805
Total Investments	$2,389,445,239	$494,863,675	$—	$2,884,308,914

Collateral for Securities Loaned (Liability)	$—	$(305,784,528)	$—	$(305,784,528)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,884,308,914
Receivable for:
Fund shares sold	225,449
Dividends and interest	397,945
Prepaid expenses	7,476

Total Assets	2,884,939,784
Liabilities
Collateral for securities loaned	305,784,528
Payables for:
Investments purchased	3,433,544
Fund shares redeemed	611,073
Accrued Expenses:
Management fees	1,159,521
Distribution and service fees	167,571
Deferred trustees’ fees	148,121
Other expenses	223,679

Total Liabilities	311,528,037

Net Assets	$2,573,411,747

Net Assets Consist of:
Paid in surplus	$1,703,118,330
Undistributed net investment income	6,328,310
Accumulated net realized gain	197,062,189
Unrealized appreciation on investments and foreign currency transactions	666,902,918

Net Assets	$2,573,411,747

Net Assets
Class A	$1,786,230,255
Class B	776,334,252
Class E	10,847,240
Capital Shares Outstanding*
Class A	134,816,696
Class B	59,431,756
Class E	823,498
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.25
Class B	13.06
Class E	13.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,217,395,454.
(b)	Includes securities loaned at value of $298,282,277.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$21,162,692
Interest	4,232
Securities lending income	1,885,174
Other income (b)	123,362

Total investment income	23,175,460
Expenses
Management fees	15,628,691
Administration fees	88,113
Custodian and accounting fees	151,402
Distribution and service fees—Class B	1,994,863
Distribution and service fees—Class E	16,818
Audit and tax services	42,040
Legal	33,061
Trustees’ fees and expenses	45,241
Shareholder reporting	140,290
Insurance	18,470
Miscellaneous	52,926

Total expenses	18,211,915
Less management fee waiver	(1,926,900)
Less broker commission recapture	(107,864)

Net expenses	16,177,151

Net Investment Income	6,998,309

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	197,805,792
Foreign currency transactions	13,263

Net realized gain	197,819,055

Net change in unrealized depreciation on:
Investments	(203,963,197)
Foreign currency transactions	(1,231)

Net change in unrealized depreciation	(203,964,428)

Net realized and unrealized loss	(6,145,373)

Net Increase in Net Assets From Operations	$852,936

(a)	Net of foreign withholding taxes of $295,907.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,998,309	$5,701,355
Net realized gain	197,819,055	342,440,611
Net change in unrealized depreciation	(203,964,428)	(42,791,930)

Increase in net assets from operations	852,936	305,350,036

From Distributions to Shareholders
Net investment income
Class A	(5,320,506)	(5,448,743)
Class B	(166,514)	(104,756)
Class E	(14,444)	(14,860)
Net realized capital gains
Class A	(235,463,323)	(300,608,310)
Class B	(105,625,369)	(135,816,086)
Class E	(1,446,696)	(1,834,915)

Total distributions	(348,036,852)	(443,827,670)

Increase (decrease) in net assets from capital share transactions	143,300,114	(50,769,618)

Total decrease in net assets	(203,883,802)	(189,247,252)

Net Assets
Beginning of period	2,777,295,549	2,966,542,801

End of period	$2,573,411,747	$2,777,295,549

Undistributed net investment income
End of period	$6,328,310	$5,257,581

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,073,897	$42,526,889	2,496,304	$39,015,071
Reinvestments	19,386,782	240,783,829	20,309,028	306,057,053
Redemptions	(11,647,772)	(156,455,180)	(24,963,162)	(402,493,935)

Net increase (decrease)	10,812,907	$126,855,538	(2,157,830)	$(57,421,811)

Class B
Sales	3,234,110	$43,395,835	3,851,187	$59,630,822
Reinvestments	8,629,030	105,791,883	9,122,204	135,920,842
Redemptions	(9,868,582)	(132,583,024)	(12,052,008)	(190,034,059)

Net increase	1,994,558	$16,604,694	921,383	$5,517,605

Class E
Sales	110,299	$1,490,776	190,203	$2,929,755
Reinvestments	118,216	1,461,140	123,318	1,849,775
Redemptions	(229,835)	(3,112,034)	(230,752)	(3,644,942)

Net increase (decrease)	(1,320)	$(160,118)	82,769	$1,134,588

Increase (decrease) derived from capital shares transactions		$143,300,114		$(50,769,618)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$15.30		$16.23		$15.82	$11.73	$12.14

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.04		0.04	0.04	0.07
Net realized and unrealized gain (loss) on investments	(0.16)		1.67		1.26	4.25	1.88

Total from investment operations	(0.11)		1.71		1.30	4.29	1.95

Less Distributions
Distributions from net investment income	(0.04)		(0.05)		(0.04)	(0.06)	(0.03)
Distributions from net realized capital gains	(1.90)		(2.59)		(0.85)	(0.14)	(2.33)

Total distributions	(1.94)		(2.64)		(0.89)	(0.20)	(2.36)

Net Asset Value, End of Period	$13.25		$15.30		$16.23	$15.82	$11.73

Total Return (%) (b)	0.17		10.78		9.06	37.00	15.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.62		0.62	0.62	0.64
Net ratio of expenses to average net assets (%) (c)	0.55		0.54		0.54	0.55	0.57
Ratio of net investment income to average net assets (%)	0.35		0.27		0.26	0.31	0.58
Portfolio turnover rate (%)	25		28		25	36	41
Net assets, end of period (in millions)	$1,786.2		$1,897.1		$2,047.5	$2,332.0	$1,744.7

	Class B
	Year Ended December 31,
	2016		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$15.11		$16.05		$15.66	$11.61	$12.03

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.00	(d)	0.00 (d)	0.01	0.03
Net realized and unrealized gain (loss) on investments	(0.16)		1.65		1.25	4.21	1.88

Total from investment operations	(0.15)		1.65		1.25	4.22	1.91

Less Distributions
Distributions from net investment income	(0.00	) (e)	(0.00	) (e)	(0.01)	(0.03)	(0.00	)(e)
Distributions from net realized capital gains	(1.90)		(2.59)		(0.85)	(0.14)	(2.33)

Total distributions	(1.90)		(2.59)		(0.86)	(0.17)	(2.33)

Net Asset Value, End of Period	$13.06		$15.11		$16.05	$15.66	$11.61

Total Return (%) (b)	(0.13)		10.54		8.74	36.73	15.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.87		0.87	0.87	0.89
Net ratio of expenses to average net assets (%) (c)	0.80		0.79		0.79	0.80	0.82
Ratio of net investment income to average net assets (%)	0.10		0.02		0.01	0.06	0.30
Portfolio turnover rate (%)	25		28		25	36	41
Net assets, end of period (in millions)	$776.3		$867.6		$907.1	$976.7	$804.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.22	$16.15	$15.75	$11.67	$12.09

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.02	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.16)	1.66	1.25	4.24	1.88

Total from investment operations	(0.13)	1.68	1.27	4.26	1.92

Less Distributions
Distributions from net investment income	(0.02)	(0.02)	(0.02)	(0.04)	(0.01)
Distributions from net realized capital gains	(1.90)	(2.59)	(0.85)	(0.14)	(2.33)

Total distributions	(1.92)	(2.61)	(0.87)	(0.18)	(2.34)

Net Asset Value, End of Period	$13.17	$15.22	$16.15	$15.75	$11.67

Total Return (%) (b)	(0.01)	10.66	8.86	36.90	15.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (c)	0.70	0.69	0.69	0.70	0.72
Ratio of net investment income to average net assets (%)	0.20	0.12	0.11	0.16	0.38
Portfolio turnover rate (%)	25	28	25	36	41
Net assets, end of period (in millions)	$10.8	$12.6	$12.0	$12.5	$11.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (REITs), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $13,251,861. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $57,525,083. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$637,411,266	$0	$827,763,926

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$15,628,691	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$5,501,464	$8,272,620	$342,535,388	$435,555,050	$348,036,852	$443,827,670

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,476,431	$197,548,587	$666,416,520	$—	$870,441,538

MSF-18

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Growth Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-24

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-25

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2016 and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were slightly above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 19.27%, 18.97%, and 19.09%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 21.31%.

MARKET ENVIRONMENT / CONDITIONS

Topped off by the post-election rally, 2016 was a strong performance year in absolute terms, with the small cap segment leading the market in the fourth quarter and for the year as a whole. The 21.3% annual return of the Russell 2000 Index compares to the 12.0% return of the large cap S&P 500 Index for the same period. Also worth noting is the market’s poor start to the year, as weak U.S. economic data points, fears of a premature tightening cycle by the Federal Reserve (the “Fed”), and a collapse in certain commodity prices resulted in a 15.9% decline in the Russell 2000 Index through the first 29 trading days of the year. Bond-like real estate investment trusts (“REITs”) and Utility stocks proved highly resilient during this initial downdraft, contributing to the wide lead value stocks achieved relative to growth stocks. By mid-February, economic data points in the U.S. improved, commentary from the Fed struck a more accommodative note, and deflationary fears subsided as commodity prices recovered. The market resumed a steady march higher through year-end, with only a brief downdraft in late June following the United Kingdom’s referendum vote on European Union membership (“Brexit”) and again in October as the U.S. presidential election approached. From the February 11, 2016 low, the Russell 2000 Index rallied 44.3% through year-end, while the large cap S&P 500 Index increased 24.8%. Market leadership in the initial stages of the rally pivoted away from REITs and Utilities into more economically sensitive sectors such as Energy, Materials, Information Technology, and Industrials. Post-election, small cap stocks extended their gains beyond other market segments, with the Energy and Financials sectors leading the way.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio underperformed the Russell 2000 Index during the year; positive sector allocation was more than offset by negative stock selection. Relative to the Portfolio’s benchmark, stock selection in the Information Technology sector detracted from performance, as did the Materials sector. The Materials sector detracted due to the Portfolio’s underweight to, and strong performance in, the metal & mining stocks held in the Index. Underweighting the poor-performing biotechnology industry in the Health Care sector and overweighting the strong-performing Industrials sector helped, as did stock selection in both sectors.

The largest detractors to performance were Impax Laboratories, Demandware, and Acorda Therapies. Impax Labs is a technology based pharmaceutical company specializing in drug delivery and formulation. The company reported disappointing results driven largely by lower generic sales. The decline triggered our stop-loss and was sold during the period. Demandware provides e-commerce solutions by providing clients the ability to design, implement, and manage their own e-commerce sites. While the company reported quarterly earnings that surpassed Street estimates, 2016 guidance was left unchanged. However, given the market’s re-evaluation of growth stocks during the first three months of 2016, the stock’s steep decline triggered our stop-loss limit and was sold during the period. Acorda Therapeutics is a biotechnology company focused on developing therapies that restore function for people with neurological disorders. The stock declined as the company’s lead drug, Ampyra, was facing nine generic filings, as well as a review of its patents on the drug. The decline triggered our stop-loss and was sold during the period.

The Portfolio’s top contributors to performance were U.S. Silica Holdings, John Bean Technologies, and Advanced Energy Industries. U.S. Silica is a producer of industrial silica and sand proppants, used in a variety of oil & gas and industrial markets. The stock was added to the Portfolio in February, just before the market low point and prior to the resurgence in energy-related stocks. John Bean Technologies is a leading provider of food processing equipment and airport-related equipment. John Bean continues to successfully acquire leading companies in the protein and liquid foods processing industry. Advanced Energy Industries develops power and control technologies for the manufacture of semiconductors, flat panel displays, data storage products, solar cells, and architectural glass.

During the 12-month period, changes to the Portfolio were made to add new stocks with attractive investment potential and to eliminate holdings where valuation had exceeded our target levels or where fundamental trends strayed from our investment thesis. New positions included Camping World Holdings, the largest recreational vehicle retailer in the country; Cray, a leading designer and manufacturer of supercomputers primarily used by government and publically funded research institutions; Gulfport Energy Corporation, an owner and operator of oil and gas properties in the U.S., with significant acreage in the Utica Shale natural gas field in Eastern Ohio; and Dorman Products, a manufacturer of non-original equipment auto parts. Eliminations included Diamond Resorts International and Fleetmatics Group (Ireland), which were both acquisition targets. Other sales included Babcock & Wilcox Enterprises and New Media Investment Group on fundamental developments. EnerSys and Tenneco were eliminated into strength as both stocks had performed well and provided a source of funds for new ideas.

While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the 12-month period ending December 31, 2016 were modest, resulting in slight changes to the positioning of the Portfolio. As a result of individual stock selection, the Portfolio’s weight in the Consumer Discretionary, Health Care, and Information Technology sectors was reduced and the Portfolio’s weight to the Energy, Industrials, and Materials sectors increased. As always,

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

our focus will remain on small cap companies where the stock price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise, and we believe these kinds of opportunities are available in all market environments.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	19.27	14.52	8.97
Class B	18.97	14.23	8.70
Class E	19.09	14.34	8.81
Russell 2000 Index	21.31	14.46	7.07

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Pinnacle Financial Partners, Inc.	1.2
Littelfuse, Inc.	1.1
Chemical Financial Corp.	1.1
RBC Bearings, Inc.	1.1
Euronet Worldwide, Inc.	1.0
Wintrust Financial Corp.	1.0
Employers Holdings, Inc.	0.9
Iberiabank Corp.	0.8
First Financial Bancorp	0.8
Signature Bank	0.8

Top Sectors

% of Net Assets
Financials	20.8
Information Technology	18.5
Industrials	17.8
Consumer Discretionary	15.1
Health Care	9.5
Real Estate	4.4
Energy	4.1
Materials	2.7
Consumer Staples	2.7
Utilities	1.4

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.88%	$1,000.00	$1,156.80	$4.77
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

Class B(a)	Actual	1.13%	$1,000.00	$1,155.30	$6.12
	Hypothetical*	1.13%	$1,000.00	$1,019.46	$5.74

Class E(a)	Actual	1.03%	$1,000.00	$1,155.90	$5.58
	Hypothetical*	1.03%	$1,000.00	$1,019.96	$5.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Aerojet Rocketdyne Holdings, Inc. (a)	81,921	$1,470,482
BWX Technologies, Inc.	72,196	2,866,181
DigitalGlobe, Inc. (a)	76,205	2,183,273
Hexcel Corp. (b)	32,444	1,668,920

		8,188,856

Air Freight & Logistics—0.2%
Echo Global Logistics, Inc. (a)	37,269	933,588

Auto Components—2.6%
Adient plc (a)	27,753	1,626,326
Cooper Tire & Rubber Co.	38,074	1,479,175
Dorman Products, Inc. (a)	21,763	1,590,005
Fox Factory Holding Corp. (a)	51,365	1,425,378
Horizon Global Corp. (a)	86,870	2,084,880
LCI Industries	34,548	3,722,547

		11,928,311

Banks—14.6%
BancorpSouth, Inc.	89,585	2,781,614
Bank of the Ozarks, Inc.	57,069	3,001,259
Bryn Mawr Bank Corp.	71,718	3,022,914
Cathay General Bancorp	90,289	3,433,691
Chemical Financial Corp.	90,361	4,894,855
CVB Financial Corp.	142,216	3,261,013
First Financial Bancorp	135,728	3,861,462
First Financial Bankshares, Inc. (b)	41,971	1,897,089
Home BancShares, Inc.	109,626	3,044,314
Iberiabank Corp.	46,332	3,880,305
LegacyTexas Financial Group, Inc.	44,495	1,915,955
PacWest Bancorp	65,575	3,569,903
Pinnacle Financial Partners, Inc.	81,436	5,643,515
Popular, Inc.	75,510	3,308,848
PrivateBancorp, Inc.	21,061	1,141,295
Prosperity Bancshares, Inc.	49,310	3,539,472
Renasant Corp.	38,847	1,640,120
Signature Bank (a)	25,553	3,838,061
Texas Capital Bancshares, Inc. (a)	38,371	3,008,286
Triumph Bancorp, Inc. (a)	71,247	1,863,109
Wintrust Financial Corp.	61,820	4,486,277

		67,033,357

Beverages—0.3%
Cott Corp.	123,495	1,399,198

Biotechnology—1.0%
Acceleron Pharma, Inc. (a) (b)	26,860	685,467
Genomic Health, Inc. (a)	38,458	1,130,281
Ironwood Pharmaceuticals, Inc. (a)	88,026	1,345,917
Lexicon Pharmaceuticals, Inc. (a) (b)	60,757	840,269
Prothena Corp. plc (a) (b)	14,209	698,941

		4,700,875

Building Products—2.3%
Apogee Enterprises, Inc. (b)	58,938	3,156,719

Building Products—(Continued)
Armstrong World Industries, Inc. (a)	43,018	1,798,152
Gibraltar Industries, Inc. (a)	28,273	1,177,571
Masonite International Corp. (a)	29,564	1,945,311
Patrick Industries, Inc. (a)	12,075	921,323
Trex Co., Inc. (a)	23,887	1,538,323

		10,537,399

Capital Markets—2.0%
Donnelley Financial Solutions, Inc. (a)	50,337	1,156,744
Financial Engines, Inc. (b)	44,666	1,641,475
Hercules Capital, Inc.	122,023	1,721,745
MarketAxess Holdings, Inc.	12,845	1,887,187
Stifel Financial Corp. (a)	53,544	2,674,523

		9,081,674

Chemicals—1.3%
AdvanSix, Inc. (a)	81,841	1,811,960
Cabot Corp.	33,522	1,694,202
Minerals Technologies, Inc.	33,085	2,555,816

		6,061,978

Commercial Services & Supplies—3.8%
Clean Harbors, Inc. (a)	26,285	1,462,760
Healthcare Services Group, Inc.	36,908	1,445,686
KAR Auction Services, Inc.	77,702	3,311,659
Kimball International, Inc. - Class B	81,822	1,436,794
Knoll, Inc.	28,418	793,715
LSC Communications, Inc.	52,572	1,560,337
RR Donnelley & Sons Co.	84,370	1,376,919
Team, Inc. (a)	37,727	1,480,785
Viad Corp.	66,814	2,946,498
West Corp.	65,591	1,624,033

		17,439,186

Communications Equipment—1.2%
ARRIS International plc (a)	64,351	1,938,896
Calix, Inc. (a)	61,432	473,026
Digi International, Inc. (a)	95,393	1,311,654
Viavi Solutions, Inc. (a)	197,588	1,616,270

		5,339,846

Construction & Engineering—1.5%
Argan, Inc.	11,343	800,249
Granite Construction, Inc.	33,760	1,856,800
MYR Group, Inc. (a)	20,652	778,167
Primoris Services Corp.	58,661	1,336,297
Quanta Services, Inc. (a)	61,747	2,151,883

		6,923,396

Construction Materials—0.7%
Summit Materials, Inc. - Class A (a)	62,578	1,488,731
U.S. Concrete, Inc. (a) (b)	26,382	1,728,021

		3,216,752

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—0.3%
PRA Group, Inc. (a) (b)	40,694	$1,591,135

Distributors—0.9%
Core-Mark Holding Co., Inc.	61,419	2,645,317
Pool Corp.	15,086	1,574,073

		4,219,390

Diversified Consumer Services—1.6%
Bright Horizons Family Solutions, Inc. (a)	27,211	1,905,314
DeVry Education Group, Inc.	35,003	1,092,094
Grand Canyon Education, Inc. (a)	28,770	1,681,606
Houghton Mifflin Harcourt Co. (a)	77,103	836,567
Nord Anglia Education, Inc. (a) (b)	74,352	1,732,402

		7,247,983

Diversified Financial Services—0.5%
FNFV Group (a)	160,467	2,198,398

Diversified Telecommunication Services—0.7%
Cogent Communications Holdings, Inc.	42,317	1,749,808
ORBCOMM, Inc. (a)	153,695	1,271,058

		3,020,866

Electric Utilities—0.8%
ALLETE, Inc.	55,503	3,562,738

Electrical Equipment—0.6%
AZZ, Inc.	15,920	1,017,288
Generac Holdings, Inc. (a)	37,970	1,546,898

		2,564,186

Electronic Equipment, Instruments & Components—4.0%
Belden, Inc.	29,998	2,242,950
II-VI, Inc. (a)	63,939	1,895,791
IPG Photonics Corp. (a)	16,266	1,605,617
Kimball Electronics, Inc. (a)	23,162	421,548
Littelfuse, Inc.	34,223	5,194,025
Methode Electronics, Inc.	59,503	2,460,449
Orbotech, Ltd. (a)	39,042	1,304,393
Rogers Corp. (a)	16,434	1,262,296
VeriFone Systems, Inc. (a) (b)	38,737	686,807
Vishay Intertechnology, Inc. (b)	82,858	1,342,300

		18,416,176

Energy Equipment & Services—2.4%
Bristow Group, Inc. (b)	56,725	1,161,728
Dril-Quip, Inc. (a)	22,035	1,323,202
Forum Energy Technologies, Inc. (a)	45,309	996,798
Natural Gas Services Group, Inc. (a)	67,192	2,160,223
RPC, Inc. (b)	91,061	1,803,918
U.S. Silica Holdings, Inc.	67,138	3,805,382

		11,251,251

Equity Real Estate Investment Trusts—4.3%
American Campus Communities, Inc.	50,208	2,498,852
CubeSmart	106,311	2,845,945
CyrusOne, Inc. (b)	37,480	1,676,480
Hersha Hospitality Trust	75,629	1,626,024
Life Storage, Inc.	20,233	1,725,066
Mid-America Apartment Communities, Inc.	32,704	3,202,376
National Retail Properties, Inc.	42,345	1,871,649
Retail Opportunity Investments Corp.	164,831	3,482,879
Sabra Health Care REIT, Inc.	28,303	691,159

		19,620,430

Food & Staples Retailing—0.6%
SpartanNash Co.	69,016	2,728,893

Food Products—1.5%
Darling Ingredients, Inc. (a)	87,244	1,126,320
J&J Snack Foods Corp.	6,991	932,809
Post Holdings, Inc. (a)	39,728	3,193,734
Snyder’s-Lance, Inc.	40,407	1,549,204

		6,802,067

Health Care Equipment & Supplies—3.6%
AtriCure, Inc. (a)	32,242	630,976
Cynosure, Inc. - Class A (a)	56,110	2,558,616
Halyard Health, Inc. (a)	55,540	2,053,869
Inogen, Inc. (a)	27,825	1,869,005
Insulet Corp. (a) (b)	41,771	1,573,931
Integra LifeSciences Holdings Corp. (a) (b)	12,124	1,040,118
Merit Medical Systems, Inc. (a)	51,888	1,375,032
Neogen Corp. (a)	19,862	1,310,892
Nevro Corp. (a)	13,011	945,379
NxStage Medical, Inc. (a)	11,035	289,228
Spectranetics Corp. (The) (a) (b)	52,394	1,283,653
Wright Medical Group NV (a) (b)	71,760	1,649,045

		16,579,744

Health Care Providers & Services—1.6%
AMN Healthcare Services, Inc. (a)	39,861	1,532,655
Ensign Group, Inc. (The)	50,991	1,132,510
HealthEquity, Inc. (a)	49,217	1,994,273
PharMerica Corp. (a)	73,609	1,851,266
WellCare Health Plans, Inc. (a)	4,557	624,674

		7,135,378

Health Care Technology—0.4%
Evolent Health, Inc. - Class A (a) (b)	28,976	428,845
Medidata Solutions, Inc. (a)	31,811	1,580,052

		2,008,897

Hotels, Restaurants & Leisure—3.7%
Carrols Restaurant Group, Inc. (a)	91,367	1,393,347
Churchill Downs, Inc.	21,073	3,170,433
Chuy’s Holdings, Inc. (a)	42,999	1,395,318
Cracker Barrel Old Country Store, Inc. (b)	6,635	1,107,912

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Marriott Vacations Worldwide Corp.	34,539	$2,930,634
Planet Fitness, Inc. - Class A (b)	70,970	1,426,497
Six Flags Entertainment Corp.	33,277	1,995,289
Texas Roadhouse, Inc.	18,293	882,454
Vail Resorts, Inc.	11,529	1,859,743
Wingstop, Inc. (b)	35,105	1,038,757

		17,200,384

Household Durables—1.2%
Helen of Troy, Ltd. (a)	24,675	2,083,804
Installed Building Products, Inc. (a)	29,657	1,224,834
iRobot Corp. (a) (b)	22,698	1,326,698
Universal Electronics, Inc. (a)	12,894	832,308

		5,467,644

Household Products—0.3%
HRG Group, Inc. (a)	82,704	1,286,874

Industrial Conglomerates—0.4%
Raven Industries, Inc.	73,899	1,862,255

Insurance—2.4%
Atlas Financial Holdings, Inc. (a)	34,991	631,588
Employers Holdings, Inc.	103,942	4,116,103
First American Financial Corp.	29,964	1,097,581
ProAssurance Corp.	45,299	2,545,804
Reinsurance Group of America, Inc.	21,990	2,767,002

		11,158,078

Internet & Direct Marketing Retail—1.2%
1-800-Flowers.com, Inc. - Class A (a)	145,517	1,557,032
HSN, Inc.	22,661	777,272
Liberty Expedia Holdings, Inc. - Class A (a)	28,384	1,125,993
Liberty Ventures - Series A (a)	60,890	2,245,015

		5,705,312

Internet Software & Services—2.7%
2U, Inc. (a)	45,075	1,359,011
CommerceHub, Inc. - Series C (a)	49,308	741,099
Criteo S.A. (ADR) (a) (b)	20,496	841,976
Envestnet, Inc. (a)	38,916	1,371,789
IAC/InterActiveCorp (a)	25,996	1,684,281
IntraLinks Holdings, Inc. (a)	59,382	802,844
LogMeIn, Inc.	18,205	1,757,693
Q2 Holdings, Inc. (a)	55,377	1,597,626
Quotient Technology, Inc. (a) (b)	65,113	699,965
Wix.com, Ltd. (a)	38,165	1,700,251

		12,556,535

IT Services—3.9%
Booz Allen Hamilton Holding Corp.	80,913	2,918,532
CSG Systems International, Inc.	25,784	1,247,946
DST Systems, Inc.	24,972	2,675,750
EPAM Systems, Inc. (a)	10,593	681,236
Euronet Worldwide, Inc. (a)	66,297	4,801,892

IT Services—(Continued)
ExlService Holdings, Inc. (a)	18,059	910,896
InterXion Holding NV (a)	45,465	1,594,457
Perficient, Inc. (a)	29,345	513,244
WEX, Inc. (a)	22,459	2,506,424

		17,850,377

Life Sciences Tools & Services—1.7%
Accelerate Diagnostics, Inc. (a) (b)	39,315	815,786
Albany Molecular Research, Inc. (a) (b)	94,016	1,763,740
INC Research Holdings, Inc. - Class A (a)	32,220	1,694,772
PRA Health Sciences, Inc. (a)	28,107	1,549,258
VWR Corp. (a)	81,539	2,040,921

		7,864,477

Machinery—3.6%
Alamo Group, Inc.	18,612	1,416,373
Albany International Corp. - Class A	51,129	2,367,273
Altra Industrial Motion Corp.	18,279	674,495
Astec Industries, Inc.	25,183	1,698,845
John Bean Technologies Corp.	30,622	2,631,961
Middleby Corp. (The) (a)	12,114	1,560,405
RBC Bearings, Inc. (a)	52,121	4,837,350
Standex International Corp.	18,099	1,589,997

		16,776,699

Marine—0.3%
Kirby Corp. (a) (b)	21,828	1,451,562

Media—1.4%
EW Scripps Co. (The) - Class A (a) (b)	135,084	2,611,174
John Wiley & Sons, Inc. - Class A	40,041	2,182,234
National CineMedia, Inc.	108,662	1,600,591

		6,393,999

Metals & Mining—0.7%
Ferroglobe plc	141,548	1,532,965
Ferroglobe Representation & Warranty Insurance Trust (a) (d)	141,548	0
Haynes International, Inc.	42,162	1,812,544

		3,345,509

Multi-Utilities—0.6%
NorthWestern Corp.	50,004	2,843,727

Oil, Gas & Consumable Fuels—1.6%
Gulfport Energy Corp. (a)	69,147	1,496,341
PDC Energy, Inc. (a)	21,480	1,559,018
QEP Resources, Inc. (a)	95,244	1,753,442
Synergy Resources Corp. (a) (b)	308,833	2,751,702

		7,560,503

Pharmaceuticals—1.2%
Akorn, Inc. (a)	38,859	848,292
Catalent, Inc. (a)	58,046	1,564,920

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Dermira, Inc. (a) (b)	31,362	$951,210
Medicines Co. (The) (a) (b)	26,626	903,686
Supernus Pharmaceuticals, Inc. (a)	51,196	1,292,699

		5,560,807

Professional Services—1.4%
FTI Consulting, Inc. (a)	31,415	1,416,188
Insperity, Inc.	16,037	1,137,825
Korn/Ferry International	57,250	1,684,868
WageWorks, Inc. (a)	31,772	2,303,470

		6,542,351

Real Estate Management & Development—0.2%
HFF, Inc. - Class A	26,255	794,214

Road & Rail—1.1%
Avis Budget Group, Inc. (a)	27,857	1,021,795
Genesee & Wyoming, Inc. - Class A (a)	24,991	1,734,625
Old Dominion Freight Line, Inc. (a)	28,758	2,467,149

		5,223,569

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a)	42,178	2,309,246
Inphi Corp. (a)	37,191	1,659,462
Intersil Corp. - Class A	32,376	721,985
Mellanox Technologies, Ltd. (a)	39,201	1,603,321
MKS Instruments, Inc.	39,783	2,363,110
Monolithic Power Systems, Inc.	24,267	1,988,195
Semtech Corp. (a)	59,970	1,892,054
Silicon Laboratories, Inc. (a)	26,363	1,713,595
Teradyne, Inc.	98,211	2,494,559

		16,745,527

Software—2.9%
Blackbaud, Inc.	21,470	1,374,080
Callidus Software, Inc. (a)	74,635	1,253,868
CommVault Systems, Inc. (a)	22,094	1,135,632
Guidewire Software, Inc. (a)	36,245	1,787,966
HubSpot, Inc. (a)	12,816	602,352
RingCentral, Inc. - Class A (a)	62,764	1,292,938
Synchronoss Technologies, Inc. (a)	62,794	2,405,010
Ultimate Software Group, Inc. (The) (a)	11,091	2,022,444
Verint Systems, Inc. (a)	43,631	1,537,993

		13,412,283

Specialty Retail—1.7%
Barnes & Noble, Inc.	51,180	570,657
Camping World Holdings, Inc. - Class A (b)	42,697	1,391,495
Genesco, Inc. (a)	38,244	2,374,953
Monro Muffler Brake, Inc.	12,016	687,315
Sally Beauty Holdings, Inc. (a)	50,164	1,325,333
Tile Shop Holdings, Inc. (a)	77,091	1,507,129

		7,856,882

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—0.2%
Cray, Inc. (a)	38,454	795,998

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co.	22,825	1,330,698
Oxford Industries, Inc.	11,870	713,743
Steven Madden, Ltd. (a)	36,684	1,311,453

		3,355,894

Thrifts & Mortgage Finance—1.0%
Essent Group, Ltd. (a)	43,720	1,415,216
Federal Agricultural Mortgage Corp. - Class C	33,757	1,933,263
OceanFirst Financial Corp.	38,586	1,158,738

		4,507,217

Trading Companies & Distributors—0.6%
Beacon Roofing Supply, Inc. (a)	28,497	1,312,857
SiteOne Landscape Supply, Inc. (a)	41,606	1,444,976

		2,757,833

Transportation Infrastructure—0.2%
Macquarie Infrastructure Corp.	9,411	768,879

Total Common Stocks (Cost $312,473,627)		449,377,337

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $12,288,488 on 01/03/17, collateralized by $10,075,000 U.S. Treasury Bond at 8.500% due 02/15/20 with a value of $12,538,640.	12,288,447	12,288,447

Total Short-Term Investments (Cost $12,288,447)		12,288,447

Securities Lending Reinvestments (c)—7.3%

Certificates of Deposit—2.5%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (e)	600,000	600,012
Barclays New York 0.894%, 02/10/17 (e)	750,000	750,243
Chiba Bank, Ltd., New York 0.920%, 02/03/17	1,000,000	1,000,111
0.950%, 02/02/17	200,000	200,028
Credit Suisse AG New York 1.444%, 04/24/17 (e)	900,000	900,211
DG Bank New York 0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	300,000	299,947

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
DZ Bank AG New York 1.010%, 02/27/17	800,000	$800,231
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
KBC Brussells 1.050%, 01/27/17	400,000	400,076
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	997,705	999,570
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	300,000	299,971
1.361%, 04/26/17 (e)	1,000,000	999,949
Shizuoka Bank New York 0.840%, 01/03/17	500,000	500,002
Sumitomo Bank New York 1.212%, 06/05/17 (e)	1,500,000	1,499,970
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	750,000	751,374
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (e)	400,000	399,942
UBS, Stamford 1.084%, 05/12/17 (e)	300,000	299,977
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	300,000	300,084
1.264%, 10/26/17 (e)	300,000	300,205

		11,801,905

Commercial Paper—1.7%
Atlantic Asset Securitization LLC
0.720%, 01/03/17	249,715	249,980
1.040%, 02/03/17	697,877	699,389
Den Norske ASA 1.206%, 04/27/17 (e)	300,000	300,016
Erste Abwicklungsanstalt 1.014%, 03/10/17 (e)	500,000	500,003
HSBC plc 1.216%, 04/25/17 (e)	800,000	799,966
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
National Australia Bank Ltd. 1.288%, 12/06/17 (e)	1,500,000	1,500,003
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	997,726	998,672
Sheffield Receivables Co. 1.050%, 01/06/17	249,315	249,967
Suncorp Metway, Ltd. 0.930%, 02/09/17	498,812	499,446
Victory Receivables Corp. 1.050%, 01/04/17	299,134	299,979
Westpac Banking Corp. 1.232%, 10/20/17 (e)	500,000	500,873

		7,697,638

Repurchase Agreements—2.8%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,100,108 on 01/03/17, collateralized by $1,109,610 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $600,063 on 01/03/17, collateralized by $612,540 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $612,003.	600,000	600,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $2,000,802 on 01/03/17, collateralized by various Common Stock with a value of $2,223,110.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $1,761,082 on 01/03/17, collateralized by $9,062,408 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $1,796,211.	1,760,992	1,760,992
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,300,147 on 01/03/17, collateralized by $1,286,162 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,326,672.	1,300,000	1,300,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $201,025 on 04/03/17, collateralized by various Common Stock with a value of $220,000.	200,000	200,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $5,000,378 on 01/03/17, collateralized by $7,336,822 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $5,100,000.	5,000,000	5,000,000

		12,960,992

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	400,000	$400,000
1.200%, 01/23/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	200,000	200,000
1.220%, 01/26/17	200,000	200,000

		1,300,000

Total Securities Lending Reinvestments (Cost $33,757,662)		33,760,535

Total Investments—107.6% (Cost $358,519,736) (f)		495,426,319
Other assets and liabilities (net)—(7.6)%		(35,161,070)

Net Assets—100.0%		$460,265,249

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $32,713,662 and the collateral received consisted of cash in the amount of $33,748,545. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $358,426,527. The aggregate unrealized appreciation and depreciation of investments were $145,563,062 and $(8,563,270), respectively, resulting in net unrealized appreciation of $136,999,792 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,188,856	$—	$—	$8,188,856
Air Freight & Logistics	933,588	—	—	933,588
Auto Components	11,928,311	—	—	11,928,311
Banks	67,033,357	—	—	67,033,357
Beverages	1,399,198	—	—	1,399,198
Biotechnology	4,700,875	—	—	4,700,875
Building Products	10,537,399	—	—	10,537,399
Capital Markets	9,081,674	—	—	9,081,674
Chemicals	6,061,978	—	—	6,061,978
Commercial Services & Supplies	17,439,186	—	—	17,439,186
Communications Equipment	5,339,846	—	—	5,339,846

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Construction & Engineering	$6,923,396	$—	$—	$6,923,396
Construction Materials	3,216,752	—	—	3,216,752
Consumer Finance	1,591,135	—	—	1,591,135
Distributors	4,219,390	—	—	4,219,390
Diversified Consumer Services	7,247,983	—	—	7,247,983
Diversified Financial Services	2,198,398	—	—	2,198,398
Diversified Telecommunication Services	3,020,866	—	—	3,020,866
Electric Utilities	3,562,738	—	—	3,562,738
Electrical Equipment	2,564,186	—	—	2,564,186
Electronic Equipment, Instruments & Components	18,416,176	—	—	18,416,176
Energy Equipment & Services	11,251,251	—	—	11,251,251
Equity Real Estate Investment Trusts	19,620,430	—	—	19,620,430
Food & Staples Retailing	2,728,893	—	—	2,728,893
Food Products	6,802,067	—	—	6,802,067
Health Care Equipment & Supplies	16,579,744	—	—	16,579,744
Health Care Providers & Services	7,135,378	—	—	7,135,378
Health Care Technology	2,008,897	—	—	2,008,897
Hotels, Restaurants & Leisure	17,200,384	—	—	17,200,384
Household Durables	5,467,644	—	—	5,467,644
Household Products	1,286,874	—	—	1,286,874
Industrial Conglomerates	1,862,255	—	—	1,862,255
Insurance	11,158,078	—	—	11,158,078
Internet & Direct Marketing Retail	5,705,312	—	—	5,705,312
Internet Software & Services	12,556,535	—	—	12,556,535
IT Services	17,850,377	—	—	17,850,377
Life Sciences Tools & Services	7,864,477	—	—	7,864,477
Machinery	16,776,699	—	—	16,776,699
Marine	1,451,562	—	—	1,451,562
Media	6,393,999	—	—	6,393,999
Metals & Mining	3,345,509	0	—	3,345,509
Multi-Utilities	2,843,727	—	—	2,843,727
Oil, Gas & Consumable Fuels	7,560,503	—	—	7,560,503
Pharmaceuticals	5,560,807	—	—	5,560,807
Professional Services	6,542,351	—	—	6,542,351
Real Estate Management & Development	794,214	—	—	794,214
Road & Rail	5,223,569	—	—	5,223,569
Semiconductors & Semiconductor Equipment	16,745,527	—	—	16,745,527
Software	13,412,283	—	—	13,412,283
Specialty Retail	7,856,882	—	—	7,856,882
Technology Hardware, Storage & Peripherals	795,998	—	—	795,998
Textiles, Apparel & Luxury Goods	3,355,894	—	—	3,355,894
Thrifts & Mortgage Finance	4,507,217	—	—	4,507,217
Trading Companies & Distributors	2,757,833	—	—	2,757,833
Transportation Infrastructure	768,879	—	—	768,879
Total Common Stocks	449,377,337	0	—	449,377,337
Total Short-Term Investment*	—	12,288,447	—	12,288,447
Total Securities Lending Reinvestments*	—	33,760,535	—	33,760,535
Total Investments	$449,377,337	$46,048,982	$—	$495,426,319

Collateral for Securities Loaned (Liability)	$—	$(33,748,545)	$—	$(33,748,545)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$495,426,319
Receivable for:
Investments sold	952,479
Fund shares sold	42,184
Dividends and interest	502,291
Prepaid expenses	1,194

Total Assets	496,924,467
Liabilities
Due to custodian	23,641
Collateral for securities loaned	33,748,545
Payables for:
Investments purchased	1,371,122
Fund shares redeemed	975,551
Accrued Expenses:
Management fees	322,138
Distribution and service fees	39,748
Deferred trustees’ fees	92,010
Other expenses	86,463

Total Liabilities	36,659,218

Net Assets	$460,265,249

Net Assets Consist of:
Paid in surplus	$292,037,556
Undistributed net investment income	1,146,544
Accumulated net realized gain	30,174,566
Unrealized appreciation on investments	136,906,583

Net Assets	$460,265,249

Net Assets
Class A	$261,903,512
Class B	167,501,933
Class E	30,859,804
Capital Shares Outstanding*
Class A	967,257
Class B	647,174
Class E	116,973
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$270.77
Class B	258.82
Class E	263.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $358,519,736.
(b)	Includes securities loaned at value of $32,713,662.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$5,158,355
Interest	3,068
Securities lending income	462,684
Other income (b)	49,555

Total investment income	5,673,662
Expenses
Management fees	3,806,996
Administration fees	13,916
Custodian and accounting fees	36,201
Distribution and service fees—Class B	389,825
Distribution and service fees—Class E	42,588
Audit and tax services	42,040
Legal	33,061
Trustees’ fees and expenses	45,248
Shareholder reporting	65,815
Insurance	2,962
Miscellaneous	13,888

Total expenses	4,492,540
Less management fee waiver	(323,000)
Less broker commission recapture	(31,214)

Net expenses	4,138,326

Net Investment Income	1,535,336

Net Realized and Unrealized Gain
Net realized gain on investments	29,731,611

Net change in unrealized appreciation on investments	44,701,960

Net realized and unrealized gain	74,433,571

Net Increase in Net Assets From Operations	$75,968,907

(a)	Net of foreign withholding taxes of $10,831.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,535,336	$1,527,197
Net realized gain	29,731,611	38,574,497
Net change in unrealized appreciation (depreciation)	44,701,960	(45,754,988)

Increase (decrease) in net assets from operations	75,968,907	(5,653,294)

From Distributions to Shareholders
Net investment income
Class A	(785,353)	(410,528)
Class B	(107,250)	0
Class E	(47,516)	0
Net realized capital gains
Class A	(21,737,937)	(33,473,512)
Class B	(14,860,492)	(22,594,510)
Class E	(2,652,217)	(4,206,020)

Total distributions	(40,190,765)	(60,684,570)

Increase (decrease) in net assets from capital share transactions	(3,980,889)	12,317,502

Total increase (decrease) in net assets	31,797,253	(54,020,362)

Net Assets
Beginning of period	428,467,996	482,488,358

End of period	$460,265,249	$428,467,996

Undistributed net investment income
End of period	$1,146,544	$1,142,084

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	21,038	$5,240,084	20,619	$5,635,743
Reinvestments	96,584	22,523,290	123,750	33,884,040
Redemptions	(113,164)	(27,833,327)	(109,032)	(30,222,315)

Net increase	4,458	$(69,953)	35,337	$9,297,468

Class B
Sales	29,994	$6,988,544	27,469	$7,213,722
Reinvestments	67,057	14,967,742	85,871	22,594,510
Redemptions	(105,996)	(25,281,449)	(98,258)	(26,602,537)

Net increase (decrease)	(8,945)	$(3,325,163)	15,082	$3,205,695

Class E
Sales	2,454	$610,403	3,749	$993,154
Reinvestments	11,872	2,699,733	15,718	4,206,020
Redemptions	(16,210)	(3,895,909)	(19,817)	(5,384,835)

Net decrease	(1,884)	$(585,773)	(350)	$(185,661)

Increase (decrease) derived from capital shares transactions		$(3,980,889)		$12,317,502

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$250.78	$290.12	$322.61	$250.37	$224.06

Income (Loss) from Investment Operations
Net investment income (a)	1.15 (b)	1.19	0.91	0.53	1.56
Net realized and unrealized gain (loss) on investments	43.25	(2.32)	8.06	94.94	30.73

Total from investment operations	44.40	(1.13)	8.97	95.47	32.29

Less Distributions
Distributions from net investment income	(0.85)	(0.46)	(0.14)	(1.29)	0.00
Distributions from net realized capital gains	(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(24.41)	(38.21)	(41.46)	(23.23)	(5.98)

Net Asset Value, End of Period	$270.77	$250.78	$290.12	$322.61	$250.37

Total Return (%) (c)	19.27	(1.50)	3.76	41.04	14.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.95	0.97
Net ratio of expenses to average net assets (%) (d)	0.88	0.88	0.88	0.88	0.89
Ratio of net investment income to average net assets (%)	0.47 (b)	0.43	0.31	0.19	0.65
Portfolio turnover rate (%)	34	36	35	36	38
Net assets, end of period (in millions)	$261.9	$241.5	$269.1	$286.0	$222.5

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$240.67	$280.08	$313.49	$243.89	$218.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.51 (b)	0.48	0.18	(0.18)	0.96
Net realized and unrealized gain (loss) on investments	41.37	(2.14)	7.73	92.38	29.97

Total from investment operations	41.88	(1.66)	7.91	92.20	30.93

Less Distributions
Distributions from net investment income	(0.17)	0.00	0.00	(0.66)	0.00
Distributions from net realized capital gains	(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(23.73)	(37.75)	(41.32)	(22.60)	(5.98)

Net Asset Value, End of Period	$258.82	$240.67	$280.08	$313.49	$243.89

Total Return (%) (c)	18.97	(1.74)	3.50	40.68	14.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.21	1.20	1.22
Net ratio of expenses to average net assets (%) (d)	1.13	1.13	1.13	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	0.22 (b)	0.18	0.06	(0.07)	0.41
Portfolio turnover rate (%)	34	36	35	36	38
Net assets, end of period (in millions)	$167.5	$157.9	$179.5	$190.1	$151.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$244.89	$284.11	$317.10	$246.44	$220.96

Income (Loss) from Investment Operations
Net investment income (a)	0.76 (b)	0.76	0.46	0.09	1.18
Net realized and unrealized gain (loss) on investments	42.15	(2.23)	7.87	93.41	30.28

Total from investment operations	42.91	(1.47)	8.33	93.50	31.46

Less Distributions
Distributions from net investment income	(0.42)	0.00	0.00	(0.90)	0.00
Distributions from net realized capital gains	(23.56)	(37.75)	(41.32)	(21.94)	(5.98)

Total distributions	(23.98)	(37.75)	(41.32)	(22.84)	(5.98)

Net Asset Value, End of Period	$263.82	$244.89	$284.11	$317.10	$246.44

Total Return (%) (c)	19.09	(1.64)	3.60	40.83	14.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.11	1.10	1.12
Net ratio of expenses to average net assets (%) (d)	1.03	1.03	1.03	1.03	1.04
Ratio of net investment income to average net assets (%)	0.31 (b)	0.28	0.16	0.03	0.50
Portfolio turnover rate (%)	34	36	35	36	38
Net assets, end of period (in millions)	$30.9	$29.1	$33.9	$38.3	$33.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $23,641. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $12,288,447. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,960,992. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$143,372,015	$0	$189,255,449

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$3,806,996	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$1,101,754	$410,528	$39,089,011	$60,274,042	$40,190,765	$60,684,570

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,238,555	$30,081,353	$136,999,794	$—	$168,319,702

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-20

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-22

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-23

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-24

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-25

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-26

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-27

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

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Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the three- and five-year periods, and underperformed for the one-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the five-year period ended October 31, 2016, and underperformed its benchmark for the one- and three-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median, and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-28

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-29

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-30

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-31

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-32

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 6.21%, 6.05%, and 6.16%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 11.32%.

MARKET ENVIRONMENT / CONDITIONS

Topped off by the post-election rally, 2016 was a strong performance year in absolute terms, with the small cap segment leading the market in the fourth quarter and for the year as a whole. The 21.3% annual return of the Russell 2000 Index compares to the 12.0% return of the large cap S&P 500 Index for the same period. Also worth noting is the market’s poor start to the year, as weak U.S. economic data points, fears of a premature tightening cycle by the Federal Reserve (the “Fed”), and a collapse in certain commodity prices resulted in a 15.9% decline in the Russell 2000 Index through the first 29 trading days of the year. Bond-like real estate investment trusts (“REITs”) and Utility stocks proved highly resilient during this initial downdraft, contributing to the wide lead value stocks achieved relative to growth stocks.

By mid-February, economic data points in the U.S. improved, commentary from the Fed struck a more accommodative note, and deflationary fears subsided as commodity prices recovered. The market resumed a steady march higher through year-end, with only a brief downdraft in late June following the United Kingdom’s referendum vote on European Union membership (“Brexit”) and again in October as the U.S. presidential election approached. From the February 11, 2016 low, the Russell 2000 Index rallied 44.3% through year-end, while the large cap S&P 500 Index increased 24.8%. Market leadership in the initial stages of the rally pivoted away from REITs and Utilities into more economically sensitive sectors such as Energy, Materials, Information Technology, and Industrials. Post-election, small cap stocks extended their gains beyond other market segments, with the Energy and Financials sectors leading the way.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns but fell short of the 11.32% return of the Russell 2000 Growth Index during the period, with stock selection accounting for the majority of the performance differential. Information Technology and Industrials were the largest detracting sectors in terms of stock selection. The Portfolio’s underweight position in the Materials sector also detracted from relative performance. A key driver within the Information Technology sector was the performance of the Portfolio’s software holdings. Stocks such as Guidewire and Demandware sold off dramatically in early February when many software companies declined. Some of their software peers reported challenging results and the entire group suffered. Conversely, when high-beta names rallied during the third quarter, and the slowest growers outperformed after the U.S. presidential election, these software names did not participate. Within Industrials, The Advisory Board Co. was the largest detracting stock. The consulting company reported an unexpected and material slowdown in its health care business, pressuring the stock. It ultimately triggered our stop-loss and was sold from the Portfolio.

Stock selection within the Health Care sector contributed positively to relative return. Stocks that detracted the most from performance during the year included Impax Laboratories and Acorda Therapeutics. Generic drug company Impax Laboratories reported disappointing results, as sales declined and guidance was reduced for the year. The decline in sales was largely attributed to increased competition and delays. Shares of biotechnology company Acorda Therapeutics were under pressure amidst patent concerns.

Top-performing individual holdings were Wix.com, Intersil Corporation, and MKS Instruments. Wix.com operates and develops web platforms for its customers. The company reported strong results over the course of the year as it gained share in the web development market; it is also successfully converting customers to its premium subscription offerings at higher price points. The semiconductor industry within the Information Technology sector was very strong during the year, and Intersil Corporation and MKS both contributed to the group’s strength. Intersil announced it would be acquired at an attractive premium, while MKS Instruments reported a strong quarter driven by robust strong core semiconductor demand and increasing synergies from a recent acquisition.

There were changes to the positioning of the Portfolio over the course of the year as a result of our individual stock decisions. The Portfolio’s Information Technology weight remained the largest absolute weight, however that weight decreased and the Portfolio’s overweight relative to the benchmark decreased. Within Information Technology, the Portfolio’s software weight decreased. Some of this was market action, and some of that decrease was due to sales of stocks after our stop-loss was triggered, or in one case, in advance of a takeout. The Portfolio’s exposure to the Consumer Discretionary sector also decreased over the year. Within that sector, we decreased exposure to the hotels, restaurants & leisure group by reducing and eliminating some of the Portfolio’s restaurants stocks. This was done as the group started to see some material slowdown in traffic and deflationary pressures. We also decreased the Portfolio’s specialty retail exposure; Restoration Hardware triggered our stop-loss, and Asbury Automotive was sold due to concerns around the auto market. The Portfolio’s absolute exposure to the Industrials sector increased over the course of the year. Coming into 2016, cyclical areas of the market like Industrials underperformed as a whole. We initiated positions in Industrials companies with solid secular growth prospects like Team, Inc. Team is a service provider to refinery and chemical companies with a dominant and growing market position. At year end, the Portfolio’s positioning relative to the major sectors in its benchmark was overweight to the Consumer Discretionary, Financials, and

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Health Care sectors, while slightly underweight in Industrials and neutral weight to the Information Technology sector.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	6.21	12.58	6.96
Class B	6.05	12.30	6.71
Class E	6.16	12.41	6.82
Russell 2000 Growth Index	11.32	13.74	7.76

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
MKS Instruments, Inc.	1.7
WageWorks, Inc.	1.6
Ultimate Software Group, Inc. (The)	1.4
Pinnacle Financial Partners, Inc.	1.4
HealthEquity, Inc.	1.4
Monolithic Power Systems, Inc.	1.4
Bright Horizons Family Solutions, Inc.	1.3
MarketAxess Holdings, Inc.	1.3
Inogen, Inc.	1.3
Vail Resorts, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	25.0
Health Care	22.5
Consumer Discretionary	17.9
Industrials	16.5
Financials	7.9
Energy	2.7
Telecommunication Services	2.1
Consumer Staples	1.1
Real Estate	0.6

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.87%	$1,000.00	$1,082.30	$4.55
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

Class B(a)	Actual	1.12%	$1,000.00	$1,081.60	$5.86
	Hypothetical*	1.12%	$1,000.00	$1,019.51	$5.69

Class E(a)	Actual	1.02%	$1,000.00	$1,082.30	$5.34
	Hypothetical*	1.02%	$1,000.00	$1,020.01	$5.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—96.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Hexcel Corp.	78,633	$4,044,882

Air Freight & Logistics—0.6%
Echo Global Logistics, Inc. (a)	90,325	2,262,641

Auto Components—2.3%
Dorman Products, Inc. (a)	52,745	3,853,550
LCI Industries	36,919	3,978,022

		7,831,572

Banks—4.5%
Chemical Financial Corp.	71,169	3,855,225
Pinnacle Financial Partners, Inc.	70,177	4,863,266
PrivateBancorp, Inc.	51,044	2,766,074
Renasant Corp.	94,152	3,975,098

		15,459,663

Biotechnology—3.3%
Acceleron Pharma, Inc. (a) (b)	65,098	1,661,301
Genomic Health, Inc. (a)	93,207	2,739,354
Ironwood Pharmaceuticals, Inc. (a)	213,342	3,261,999
Lexicon Pharmaceuticals, Inc. (a) (b)	147,251	2,036,481
Prothena Corp. plc (a) (b)	34,438	1,694,005

		11,393,140

Building Products—2.4%
Apogee Enterprises, Inc.	83,239	4,458,281
Trex Co., Inc. (a)	57,894	3,728,373

		8,186,654

Capital Markets—2.5%
Financial Engines, Inc. (b)	108,253	3,978,298
MarketAxess Holdings, Inc.	31,132	4,573,913

		8,552,211

Commercial Services & Supplies—2.0%
Healthcare Services Group, Inc.	89,451	3,503,795
Team, Inc. (a)	91,435	3,588,824

		7,092,619

Construction & Engineering—2.2%
Granite Construction, Inc.	81,822	4,500,210
Primoris Services Corp.	142,173	3,238,701

		7,738,911

Distributors—1.1%
Pool Corp.	36,564	3,815,088

Diversified Consumer Services—3.7%
Bright Horizons Family Solutions, Inc. (a)	65,949	4,617,749
Grand Canyon Education, Inc. (a)	69,728	4,075,602
Nord Anglia Education, Inc. (a) (b)	180,202	4,198,706

		12,892,057

Security Description	Shares	Value

Diversified Telecommunication Services—2.1%
Cogent Communications Holdings, Inc.	102,561	$4,240,897
ORBCOMM, Inc. (a)	372,498	3,080,559

		7,321,456

Electrical Equipment—1.1%
Generac Holdings, Inc. (a)	92,026	3,749,139

Electronic Equipment, Instruments & Components—2.0%
IPG Photonics Corp. (a)	39,422	3,891,345
Orbotech, Ltd. (a)	94,624	3,161,388

		7,052,733

Energy Equipment & Services—1.6%
Dril-Quip, Inc. (a)	53,406	3,207,030
Forum Energy Technologies, Inc. (a)	109,812	2,415,864

		5,622,894

Food Products—1.1%
Snyder’s-Lance, Inc.	97,931	3,754,675

Health Care Equipment & Supplies—9.5%
AtriCure, Inc. (a)	78,143	1,529,258
Cynosure, Inc. - Class A (a)	87,325	3,982,020
Inogen, Inc. (a)	67,437	4,529,743
Insulet Corp. (a)	101,238	3,814,648
Integra LifeSciences Holdings Corp. (a)	29,384	2,520,853
Merit Medical Systems, Inc. (a)	125,756	3,332,534
Neogen Corp. (a)	48,139	3,177,174
Nevro Corp. (a)	31,533	2,291,188
NxStage Medical, Inc. (a)	26,746	701,013
Spectranetics Corp. (The) (a)	126,984	3,111,108
Wright Medical Group NV (a) (b)	173,919	3,996,659

		32,986,198

Health Care Providers & Services—3.3%
AMN Healthcare Services, Inc. (a)	96,608	3,714,578
Ensign Group, Inc. (The)	123,583	2,744,778
HealthEquity, Inc. (a)	119,284	4,833,388

		11,292,744

Health Care Technology—1.4%
Evolent Health, Inc. - Class A (a) (b)	70,675	1,045,990
Medidata Solutions, Inc. (a)	77,097	3,829,408

		4,875,398

Hotels, Restaurants & Leisure—4.6%
Chuy’s Holdings, Inc. (a)	104,214	3,381,744
Planet Fitness, Inc. - Class A (b)	172,005	3,457,301
Texas Roadhouse, Inc.	44,336	2,138,769
Vail Resorts, Inc.	27,943	4,507,485
Wingstop, Inc. (b)	85,081	2,517,547

		16,002,846

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—2.4%
Installed Building Products, Inc. (a)	71,877	$2,968,520
iRobot Corp. (a)	55,012	3,215,451
Universal Electronics, Inc. (a)	31,250	2,017,188

		8,201,159

Internet Software & Services—6.5%
2U, Inc. (a) (b)	109,245	3,293,737
Criteo S.A. (ADR) (a) (b)	49,674	2,040,608
Envestnet, Inc. (a)	94,317	3,324,674
LogMeIn, Inc.	44,123	4,260,075
Q2 Holdings, Inc. (a)	134,212	3,872,016
Quotient Technology, Inc. (a) (b)	157,809	1,696,447
Wix.com, Ltd. (a)	92,498	4,120,786

		22,608,343

IT Services—3.5%
EPAM Systems, Inc. (a)	25,675	1,651,159
Euronet Worldwide, Inc. (a)	59,453	4,306,181
ExlService Holdings, Inc. (a)	43,769	2,207,709
InterXion Holding NV (a)	110,190	3,864,363

		12,029,412

Life Sciences Tools & Services—2.8%
Accelerate Diagnostics, Inc. (a) (b)	95,285	1,977,164
INC Research Holdings, Inc. - Class A (a)	78,090	4,107,534
PRA Health Sciences, Inc. (a)	68,122	3,754,884

		9,839,582

Machinery—3.4%
Astec Industries, Inc.	61,035	4,117,421
Middleby Corp. (The) (a)	29,360	3,781,862
RBC Bearings, Inc. (a)	43,816	4,066,563

		11,965,846

Oil, Gas & Consumable Fuels—1.1%
PDC Energy, Inc. (a)	52,060	3,778,515

Pharmaceuticals—2.2%
Dermira, Inc. (a)	76,011	2,305,414
Medicines Co. (The) (a) (b)	64,531	2,190,182
Supernus Pharmaceuticals, Inc. (a)	124,079	3,132,995

		7,628,591

Professional Services—1.6%
WageWorks, Inc. (a)	77,003	5,582,717

Real Estate Management & Development—0.6%
HFF, Inc. - Class A	63,634	1,924,928

Semiconductors & Semiconductor Equipment—6.4%
Inphi Corp. (a)	90,136	4,021,868
Intersil Corp. - Class A	78,467	1,749,814
Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
MKS Instruments, Inc.	96,419	5,727,289
Monolithic Power Systems, Inc.	58,815	4,818,713
Semtech Corp. (a)	55,461	1,749,795
Silicon Laboratories, Inc. (a)	63,894	4,153,110

		22,220,589

Software—6.6%
Blackbaud, Inc.	52,036	3,330,304
Callidus Software, Inc. (a)	180,887	3,038,902
CommVault Systems, Inc. (a)	53,548	2,752,367
Guidewire Software, Inc. (a)	87,845	4,333,394
HubSpot, Inc. (a)	31,061	1,459,867
RingCentral, Inc. - Class A (a)	152,117	3,133,610
Ultimate Software Group, Inc. (The) (a)	26,880	4,901,568

		22,950,012

Specialty Retail—1.5%
Monro Muffler Brake, Inc.	29,124	1,665,893
Tile Shop Holdings, Inc. (a)	186,839	3,652,702

		5,318,595

Textiles, Apparel & Luxury Goods—2.3%
Columbia Sportswear Co.	55,319	3,225,098
Oxford Industries, Inc.	28,770	1,729,940
Steven Madden, Ltd. (a)	88,908	3,178,461

		8,133,499

Thrifts & Mortgage Finance—1.0%
Essent Group, Ltd. (a)	105,962	3,429,990

Trading Companies & Distributors—1.9%
Beacon Roofing Supply, Inc. (a)	69,066	3,181,871
SiteOne Landscape Supply, Inc. (a)	100,836	3,502,034

		6,683,905

Total Common Stocks (Cost $262,601,540)		334,223,204

Short-Term Investment—3.9%

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $13,468,015 on 01/03/17, collateralized by $13,795,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $13,738,027.	13,467,970	13,467,970

Total Short-Term Investments (Cost $13,467,970)		13,467,970

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—8.6%

Security Description	Principal Amount*	Value

Certificates of Deposit—4.5%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	900,000	$900,018
Barclays New York 0.894%, 02/10/17 (d)	1,000,000	1,000,323
Chiba Bank, Ltd., New York 0.870%, 01/10/17	900,000	900,021
0.950%, 02/02/17	400,000	400,055
Credit Suisse AG New York 1.444%, 04/24/17 (d)	1,200,000	1,200,282
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	400,000	399,930
DZ Bank AG New York 1.010%, 02/27/17	1,400,000	1,400,405
KBC Brussells 1.050%, 01/27/17	800,000	800,152
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,197,246	1,199,484
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	750,000	749,928
1.361%, 04/26/17 (d)	1,000,000	999,949
National Australia Bank London 1.182%, 11/09/17 (d)	500,000	498,760
Shizuoka Bank New York 0.840%, 01/03/17	700,000	700,003
Sumitomo Bank New York 1.212%, 06/05/17 (d)	1,500,000	1,499,970
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	299,194	299,784
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	250,000	250,458
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	100,000	99,985
1.351%, 04/26/17 (d)	1,000,000	1,000,118
UBS, Stamford 1.084%, 05/12/17 (d)	500,000	499,962
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	400,000	400,112
1.264%, 10/26/17 (d)	400,000	400,273

		15,599,972

Commercial Paper—2.1%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,395,753	1,398,778
Den Norske ASA 1.206%, 04/27/17 (d)	400,000	400,021
HSBC plc 1.216%, 04/25/17 (d)	1,100,000	1,099,953
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
National Australia Bank, Ltd. 1.288%, 12/06/17 (d)	1,000,000	1,000,002
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	498,863	499,336

Commercial Paper—(Continued)
Sheffield Receivables Co. 1.050%, 01/06/17	249,315	249,968
Suncorp Metway, Ltd. 0.930%, 02/09/17	498,812	499,446
Victory Receivables Corp. 1.050%, 01/04/17	249,278	249,982
Westpac Banking Corp. 1.232%, 10/20/17 (d)	700,000	701,222

		7,198,052

Repurchase Agreements—1.5%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $400,039 on 01/03/17, collateralized by $403,495 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $408,000.	400,000	400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $200,021 on 01/03/17, collateralized by $204,180 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $204,001.	200,000	200,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $1,400,382 on 01/03/17, collateralized by various Common Stock with a value of $1,556,177.	1,400,000	1,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $310,615 on 01/03/17, collateralized by $1,598,405 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $316,811.	310,600	310,600
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $500,056 on 01/03/17, collateralized by $494,678 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $510,258.	500,000	500,000

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $502,562 on 04/03/17, collateralized by various Common Stock with a value of $550,000.	500,000	$500,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,000,076 on 01/03/17, collateralized by $1,467,364 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,020,000.	1,000,000	1,000,000

		5,310,600

Time Deposits—0.5%
OP Corporate Bank plc 1.010%, 01/04/17	500,000	500,000
1.200%, 01/23/17	500,000	500,000

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	400,000	400,000
1.220%, 01/26/17	400,000	400,000

		1,800,000

Total Securities Lending Reinvestments (Cost $29,906,864)		29,908,624

Total Investments—108.8% (Cost $305,976,374) (e)		377,599,798
Other assets and liabilities (net)—(8.8)%		(30,532,229)

Net Assets—100.0%		$347,067,569

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $28,999,595 and the collateral received consisted of cash in the amount of $29,896,331. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $306,100,928. The aggregate unrealized appreciation and depreciation of investments were $77,564,092 and $(6,065,222), respectively, resulting in net unrealized appreciation of $71,498,870 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$334,223,204	$—	$—	$334,223,204
Total Short-Term Investment*	—	13,467,970	—	13,467,970
Total Securities Lending Reinvestments*	—	29,908,624	—	29,908,624
Total Investments	$334,223,204	$43,376,594	$—	$377,599,798

Collateral for Securities Loaned (Liability)	$—	$(29,896,331)	$—	$(29,896,331)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$377,599,798
Receivable for:
Investments sold	2,309,156
Fund shares sold	10,630
Dividends and interest	73,623
Prepaid expenses	991

Total Assets	379,994,198
Liabilities
Due to custodian	40,963
Collateral for securities loaned	29,896,331
Payables for:
Investments purchased	2,396,951
Fund shares redeemed	182,238
Accrued Expenses:
Management fees	243,417
Distribution and service fees	13,799
Deferred trustees’ fees	92,334
Other expenses	60,596

Total Liabilities	32,926,629

Net Assets	$347,067,569

Net Assets Consist of:
Paid in surplus	$258,912,299
Accumulated net investment loss	(92,334)
Accumulated net realized gain	16,624,180
Unrealized appreciation on investments	71,623,424

Net Assets	$347,067,569

Net Assets
Class A	$280,550,786
Class B	60,124,385
Class E	6,392,398
Capital Shares Outstanding*
Class A	22,693,501
Class B	5,157,993
Class E	534,239
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.36
Class B	11.66
Class E	11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $305,976,374.
(b)	Includes securities loaned at value of $28,999,595.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$2,178,228
Interest	3,586
Securities lending income	740,089
Other income (a)	71,844

Total investment income	2,993,747
Expenses
Management fees	3,127,503
Administration fees	11,481
Custodian and accounting fees	25,323
Distribution and service fees—Class B	148,409
Distribution and service fees—Class E	9,382
Audit and tax services	42,040
Legal	33,031
Trustees’ fees and expenses	45,247
Shareholder reporting	27,607
Insurance	2,538
Miscellaneous	13,434

Total expenses	3,485,995
Less management fee waiver	(297,500)
Less broker commission recapture	(30,158)

Net expenses	3,158,337

Net Investment Loss	(164,590)

Net Realized and Unrealized Gain
Net realized gain on investments	16,681,440

Net change in unrealized appreciation on investments	3,075,213

Net realized and unrealized gain	19,756,653

Net Increase in Net Assets from Operations	$19,592,063

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(164,590)	$(1,260,982)
Net realized gain	16,681,440	37,917,212
Net change in unrealized appreciation (depreciation)	3,075,213	(26,535,612)

Increase in net assets from operations	19,592,063	10,120,618

From Distributions to Shareholders
Net realized capital gains
Class A	(30,426,236)	(44,382,310)
Class B	(6,865,485)	(9,707,264)
Class E	(718,244)	(989,641)

Total distributions	(38,009,965)	(55,079,215)

Decrease in net assets from capital share transactions	(16,090,966)	(8,519,617)

Total decrease in net assets	(34,508,868)	(53,478,214)

Net Assets
Beginning of period	381,576,437	435,054,651

End of period	$347,067,569	$381,576,437

Accumulated net investment loss
End of period	$(92,334)	$(75,670)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	443,531	$5,365,293	645,881	$9,161,574
Reinvestments	2,678,366	30,426,236	3,105,830	44,382,310
Redemptions	(4,200,459)	(51,411,522)	(4,186,056)	(62,909,035)

Net decrease	(1,078,562)	$(15,619,993)	(434,345)	$(9,365,151)

Class B
Sales	305,780	$3,440,459	404,722	$5,444,875
Reinvestments	640,437	6,865,485	713,245	9,707,264
Redemptions	(948,429)	(10,789,006)	(1,051,110)	(14,562,399)

Net increase (decrease)	(2,212)	$(483,062)	66,857	$589,740

Class E
Sales	27,839	$333,581	52,679	$746,067
Reinvestments	65,295	718,244	71,146	989,641
Redemptions	(89,074)	(1,039,736)	(106,077)	(1,479,914)

Net increase	4,060	$12,089	17,748	$255,794

Decrease derived from capital shares transactions		$(16,090,966)		$(8,519,617)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.07		$14.70	$16.55	$11.13	$10.01

Income (Loss) from Investment Operations
Net investment loss (a)	(0.00	)(b)(c)	(0.04)	(0.06)	(0.07)	(0.03)
Net realized and unrealized gain on investments	0.69		0.47	0.11	5.49	1.15

Total from investment operations	0.69		0.43	0.05	5.42	1.12

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$12.36		$13.07	$14.70	$16.55	$11.13

Total Return (%) (d)	6.21		1.73	1.22	48.70	11.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96		0.95	0.95	0.95	0.96
Net ratio of expenses to average net assets (%) (e)	0.87		0.86	0.86	0.86	0.87
Ratio of net investment loss to average net assets (%)	(0.00	)(c)(f)	(0.26)	(0.40)	(0.53)	(0.26)
Portfolio turnover rate (%)	53		64	56	58	74
Net assets, end of period (in millions)	$280.6		$310.7	$355.8	$402.4	$311.0

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.43		$14.11	$16.01	$10.79	$9.73

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03	)(c)	(0.07)	(0.09)	(0.10)	(0.05)
Net realized and unrealized gain on investments	0.66		0.45	0.09	5.32	1.11

Total from investment operations	0.63		0.38	0.00	5.22	1.06

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$11.66		$12.43	$14.11	$16.01	$10.79

Total Return (%) (d)	6.05		1.43	0.94	48.38	10.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21		1.20	1.20	1.20	1.21
Net ratio of expenses to average net assets (%) (e)	1.12		1.11	1.11	1.11	1.12
Ratio of net investment loss to average net assets (%)	(0.25	)(c)	(0.51)	(0.65)	(0.77)	(0.51)
Portfolio turnover rate (%)	53		64	56	58	74
Net assets, end of period (in millions)	$60.1		$64.2	$71.9	$80.7	$60.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.71		$14.37	$16.25	$10.94	$9.86

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02	)(c)	(0.06)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain on investments	0.68		0.46	0.10	5.40	1.12

Total from investment operations	0.66		0.40	0.02	5.31	1.08

Less Distributions
Distributions from net realized capital gains	(1.40)		(2.06)	(1.90)	0.00	0.00

Total distributions	(1.40)		(2.06)	(1.90)	0.00	0.00

Net Asset Value, End of Period	$11.97		$12.71	$14.37	$16.25	$10.94

Total Return (%) (d)	6.16		1.55	1.05	48.54	10.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11		1.10	1.10	1.10	1.11
Net ratio of expenses to average net assets (%) (e)	1.02		1.01	1.01	1.01	1.02
Ratio of net investment loss to average net assets (%)	(0.15	)(c)	(0.41)	(0.55)	(0.67)	(0.41)
Portfolio turnover rate (%)	53		64	56	58	74
Net assets, end of period (in millions)	$6.4		$6.7	$7.4	$8.7	$6.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment loss to average net assets was less than (0.01)%.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $40,963. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances apporximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $13,467,970. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,310,600. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$179,328,621	$0	$236,754,945

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average daily net assets
$3,127,503	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$—	$38,009,965	$55,079,215	$38,009,965	$55,079,215

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$16,748,734	$71,498,870	$—	$88,247,604

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-25

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2016, and underperformed its Performance Universe for the one- and three-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three-, and five-year periods. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also noted that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and equal to the Sub-advised Expense Group at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 22.96%, 22.65%, and 22.78%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 20.00%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks advanced across the market-cap spectrum, finishing 2016 with meaningful gains. In a reversal of 2015, value stocks bested growth stocks in 2016, and small-cap stocks outpaced both mid- and large-cap stocks. The Russell Midcap Value Index finished the year ahead of the Russell 1000 Value Index, though it trailed the Russell 2000 Value Index. On a sector level, Materials, Energy, and Industrials outperformed while Health Care, Consumer Discretionary, and Consumer Staples lagged.

On the back of a strong post-election bounce, U.S. equities led foreign developed equities in 2016, followed closely by emerging markets. While most global economies grew modestly in the year, there were nascent signs economic growth may have broadened out, as more cyclical stocks outperformed over the period, particularly in the second half of the year. Cyclical stocks also benefited from the sharp rebound in oil prices over the year after bottoming in February.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index in 2016. Areas of the market that previously had been unloved for some time seemed to find their footing in 2016, as the strong momentum factors that had been a headwind to good quality but deeply discounted companies over the last few years abated—at least in the near term.

The Portfolio’s below-benchmark positioning to Real Estate, Health Care, Utilities, and Consumer Staples was a positive contributor to relative performance in 2016. Our exposure to these areas has not been driven by any top-down, macro views. Rather, it’s a byproduct of our bottom-up approach that has led us away from these perceived safe areas of the market, as valuations appeared stretched.

Following that same vein, a number of the Portfolio’s more global cyclical holdings in Energy, Industrials, and Materials were standout performers this year. Energy exploration and production companies Devon, Apache, and Hess rebounded following a weak start to the year, finishing 2016 with strong returns. As the stocks dipped with commodity prices earlier in the year, we built on the Portfolio’s positions. We believed these quality companies were positioned well to survive a prolonged downturn. In our view, as the fundamental supply and demand pressures in oil markets showed signs of rebalancing, oil prices rebounded, boosting the Portfolio’s Energy holdings. Shares advanced further on news of the Organization of the Petroleum Exporting Countries production cut agreement. Our conviction in these names remained and we believed the equities are still pricing in the lower end of our normalized oil price range.

On the downside, shares of Liberty Interactive, an Internet commerce business that owns QVC® shopping network, weighed on results as the company cautioned a recent deceleration in demand on the backdrop of a continually difficult U.S. retailing environment. Further, concerns of encroachment by online retailers sparked doubt in investors’ minds about the company’s long-term success. We acknowledged the fears, but believed the company’s business model remained attractive—it’s a solid player in a niche industry, has an extremely loyal customer base, favorable vendor terms and low operating costs. Further, at period end, the company is repurchasing shares, and we have confidence in management’s capital allocation skills.

Our Portfolio positioning is an active decision based on our bottom-up investment approach. We stayed true to our philosophy and process the past few years despite the challenging market environment, building a portfolio that looked significantly different from the Index. We eschewed stocks we believed were too richly priced, such as the less cyclical and momentum driven names. In our view, valuations in these perceived-stable areas of the market had gone too far, and would eventually revert back to historical valuation levels. Instead of chasing momentum, we took an opposing view toward fear and uncertainty and invested in stocks that had lived through a massive bear market while the broader market had hit new highs. It is our belief that valuations, business strength and financial condition ultimately matter much more than any sentiment swings.

As sentiment seemed to reverse in 2016, we began to see pockets of opportunity open up in the market. And while the less cyclical names still didn’t appear cheap at period end, the valuation gap between cyclicals and non-cyclicals had been reduced. However, it’s important to note that stocks were generally positive across the board, with fewer significant areas of pain and suffering in the market. Cyclical names were strong in absolute terms, while weakness in non-cyclical names came largely on a relative basis.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

At year end, we continued to focus on what we can control, and aimed to put the business, balance sheet, and valuation on our side. As of December 31, 2016, the Portfolio was most notably overweight the Consumer Discretionary, Information Technology, Financials, and Materials sectors, and most notably underweight the Real Estate, Utilities, and Consumer Staples sectors.

James C. Kieffer

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	22.96	11.68	4.27
Class B	22.65	11.40	4.01
Class E	22.78	11.52	4.12
Russell Midcap Value Index	20.00	15.70	7.59

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Devon Energy Corp.	4.0
Air Lease Corp.	3.5
Alleghany Corp.	3.2
Apache Corp.	3.1
Hess Corp.	2.8
Arrow Electronics, Inc.	2.7
Avnet, Inc.	2.7
Celanese Corp. - Series A	2.7
Fifth Third Bancorp	2.6
Torchmark Corp.	2.4

Top Sectors

% of Net Assets
Financials	23.3
Consumer Discretionary	17.3
Information Technology	14.1
Industrials	13.2
Energy	11.6
Materials	9.3
Health Care	1.7
Utilities	1.4
Real Estate	0.8

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.85%	$1,000.00	$1,119.40	$4.53
	Hypothetical*	0.85%	$1,000.00	$1,020.86	$4.32

Class B	Actual	1.10%	$1,000.00	$1,118.00	$5.86
	Hypothetical*	1.10%	$1,000.00	$1,019.61	$5.58

Class E	Actual	1.00%	$1,000.00	$1,118.50	$5.33
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—92.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Rockwell Collins, Inc.	187,231	$17,367,548

Auto Components—2.0%
Gentex Corp. (a)	1,162,040	22,880,568

Automobiles—1.5%
Harley-Davidson, Inc. (a)	283,828	16,558,525

Banks—4.8%
Fifth Third Bancorp	1,078,696	29,092,431
M&T Bank Corp. (a)	160,135	25,049,918

		54,142,349

Capital Markets—1.3%
Intercontinental Exchange, Inc.	253,492	14,302,019

Chemicals—5.9%
Agrium, Inc. (a)	175,040	17,600,272
Celanese Corp. - Series A	387,312	30,496,947
Mosaic Co. (The)	636,345	18,663,999

		66,761,218

Construction & Engineering—3.9%
Fluor Corp.	459,659	24,141,291
Jacobs Engineering Group, Inc. (b)	359,329	20,481,753

		44,623,044

Diversified Consumer Services—1.6%
H&R Block, Inc. (a)	812,109	18,670,386

Electric Utilities—1.5%
OGE Energy Corp. (a)	498,048	16,659,706

Electrical Equipment—0.5%
Hubbell, Inc.	44,753	5,222,675

Electronic Equipment, Instruments & Components—8.6%
Arrow Electronics, Inc. (b)	430,130	30,668,269
Avnet, Inc.	643,929	30,657,460
FLIR Systems, Inc.	371,415	13,441,509
Keysight Technologies, Inc. (b)	622,508	22,765,117

		97,532,355

Health Care Providers & Services—1.7%
AmerisourceBergen Corp. (a)	245,967	19,232,160

Insurance—15.8%
Alleghany Corp. (b)	59,592	36,239,087
Allied World Assurance Co. Holdings AG (a)	433,901	23,304,823
Allstate Corp. (The)	285,722	21,177,715
Aon plc	180,450	20,125,588
Arch Capital Group, Ltd. (b)	295,542	25,502,319
Loews Corp.	359,843	16,851,448
Progressive Corp. (The)	276,914	9,830,447

Insurance—(Continued)
Torchmark Corp. (a)	371,171	27,377,573

		180,409,000

Internet & Direct Marketing Retail—4.7%
Liberty Expedia Holdings, Inc. - Class A (b)	226,643	8,990,928
Liberty Interactive Corp. - Class A (b)	1,264,926	25,273,221
Liberty Ventures - Series A (b)	528,649	19,491,289

		53,755,438

Internet Software & Services—1.9%
IAC/InterActiveCorp (b)	330,257	21,397,351

Marine—1.8%
Kirby Corp. (a) (b)	311,395	20,707,767

Media—4.5%
News Corp. - Class A	1,560,723	17,885,886
Omnicom Group, Inc.	283,187	24,102,045
TEGNA, Inc. (a)	445,470	9,528,603

		51,516,534

Metals & Mining—3.4%
Goldcorp, Inc. (a)	1,758,340	23,913,424
Kinross Gold Corp. (b)	4,817,118	14,981,237

		38,894,661

Mortgage Real Estate Investment Trusts—1.4%
AGNC Investment Corp. (a)	896,063	16,245,622

Oil, Gas & Consumable Fuels—11.6%
Apache Corp. (a)	558,172	35,427,177
Devon Energy Corp.	988,515	45,145,480
Hess Corp.	515,407	32,104,702
Tesoro Corp.	223,645	19,557,755

		132,235,114

Real Estate Management & Development—0.8%
Jones Lang LaSalle, Inc. (a)	90,915	9,186,052

Road & Rail—2.0%
Ryder System, Inc. (a)	306,989	22,852,261

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc.	316,346	22,973,046

Software—1.6%
Synopsys, Inc. (b)	312,474	18,392,220

Specialty Retail—2.0%
AutoNation, Inc. (a) (b)	466,997	22,719,404

Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc.	304,267	10,655,430

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—3.5%
Air Lease Corp. (a)	1,152,310	$39,558,802

Total Common Stocks (Cost $778,413,515)		1,055,451,255

Short-Term Investment—7.7%

Repurchase Agreement—7.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $87,658,335 on 01/03/17, collateralized by $90,390,000 U.S. Treasury Note at 1.125% due 03/31/20 with a value of $89,414,330.	87,658,043	87,658,043

Total Short-Term Investments (Cost $87,658,043)		87,658,043

Securities Lending Reinvestments (c)—17.3%

Certificates of Deposit—7.8%
Bank of Montreal London Zero Coupon, 01/12/17	2,998,090	2,999,452
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	3,000,000	3,002,539
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	2,500,000	2,500,050
Barclays New York 0.894%, 02/10/17 (d)	4,000,000	4,001,294
BNP Paribas New York 1.226%, 08/04/17 (d)	3,000,000	3,001,332
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,000,000	1,000,023
0.920%, 02/03/17	5,000,000	5,000,555
0.950%, 02/02/17	2,000,000	2,000,276
Credit Suisse AG New York 1.364%, 05/12/17 (d)	3,250,000	3,250,338
1.444%, 04/24/17 (d)	1,750,000	1,750,411
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	1,000,000	999,825
DZ Bank AG New York 1.010%, 02/27/17	3,000,000	3,000,867
KBC Brussells 1.050%, 01/27/17	1,700,000	1,700,323
1.050%, 02/07/17	1,500,000	1,500,375
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	5,995,151	5,999,280
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,895,640	1,899,183
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	5,000,000	4,999,520
1.361%, 04/26/17 (d)	2,000,000	1,999,898

Certificates of Deposit—(Continued)
National Australia Bank London 1.034%, 05/02/17 (d)	2,250,000	2,252,124
1.182%, 11/09/17 (d)	3,500,000	3,491,320
National Bank of Canada 0.650%, 01/06/17	3,000,000	3,000,120
Natixis New York 0.900%, 02/17/17	5,000,000	5,000,640
Shizuoka Bank New York 0.840%, 01/03/17	3,250,000	3,250,013
Sumitomo Bank New York 1.212%, 06/05/17 (d)	4,000,000	3,999,920
1.215%, 05/05/17 (d)	2,000,000	2,003,331
1.336%, 06/19/17 (d)	1,000,000	999,924
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	1,200,000	1,200,046
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	2,500,000	2,504,579
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (d)	3,600,000	3,599,478
1.351%, 04/26/17 (d)	2,000,000	2,000,236
Svenska Handelsbanken New York 1.266%, 05/18/17 (d)	1,000,000	1,000,174
UBS, Stamford 1.084%, 05/12/17 (d)	1,400,000	1,399,893
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	1,000,000	1,000,280
1.264%, 10/26/17 (d)	1,250,000	1,250,854

		88,558,473

Commercial Paper—3.2%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	897,270	899,214
Den Norske ASA 1.206%, 04/27/17 (d)	1,000,000	1,000,053
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	2,400,000	2,400,014
HSBC plc 1.216%, 04/25/17 (d)	2,000,000	1,999,914
Kells Funding LLC 1.040%, 01/19/17	99,648	99,961
LMA S.A. & LMA Americas 1.000%, 01/13/17	997,583	999,651
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,496,435	1,499,075
1.160%, 03/20/17	4,985,339	4,987,524
National Australia Bank, Ltd. 1.288%, 12/06/17 (d)	2,000,000	2,000,004
Old Line Funding LLC 0.840%, 01/03/17	1,197,844	1,199,905
1.030%, 03/13/17 (d)	3,000,000	3,002,341
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	3,990,902	3,994,688
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
United Overseas Bank, Ltd. 0.900%, 02/22/17	4,988,500	$4,993,655
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,493,333	2,498,120
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,300,000	1,302,270

		36,875,941

Repurchase Agreements—4.8%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $800,079 on 01/03/17, collateralized by $806,989 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $816,000.	800,000	800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $500,053 on 01/03/17, collateralized by $510,450 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $510,003.	500,000	500,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $16,006,679 on 01/03/17, collateralized by various Common Stock with a value of $17,784,880.	16,000,000	16,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,500,290 on 03/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $10,614,873 on 01/03/17, collateralized by $54,623,425 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $10,826,617.	10,614,331	10,614,331
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $2,300,259 on 01/03/17, collateralized by $2,275,517 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,347,189.	2,300,000	2,300,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $6,000,200 on 01/06/17, collateralized by $5,936,131 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $6,123,101.	6,000,000	6,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,507,685 on 04/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $5,000,378 on 01/03/17, collateralized by $7,336,822 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $5,100,000.	5,000,000	5,000,000

		54,214,331

Time Deposits—1.5%
Canadian Imperial Bank 0.520%, 01/03/17	5,000,000	5,000,000
OP Corporate Bank plc 1.010%, 01/04/17	800,000	800,000
1.200%, 01/23/17	8,000,000	8,000,000
Royal Bank of Canada London 0.700%, 01/04/17	2,000,000	2,000,000
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	1,400,000	1,400,000

		17,500,000

Total Securities Lending Reinvestments (Cost $197,134,705)		197,148,745

Total Investments—117.7% (Cost $1,063,206,263) (e)		1,340,258,043
Other assets and liabilities (net)—(17.7)%		(201,632,638)

Net Assets—100.0%		$1,138,625,405

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $191,556,537 and the collateral received consisted of cash in the amount of $197,095,932. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,064,155,731. The aggregate unrealized appreciation and depreciation of investments were $296,463,000 and $(20,360,688), respectively, resulting in net unrealized appreciation of $276,102,312 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,055,451,255	$—	$—	$1,055,451,255
Total Short-Term Investment*	—	87,658,043	—	87,658,043
Total Securities Lending Reinvestments*	—	197,148,745	—	197,148,745
Total Investments	$1,055,451,255	$284,806,788	$—	$1,340,258,043

Collateral for Securities Loaned (Liability)	$—	$(197,095,932)	$—	$(197,095,932)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,340,258,043
Receivable for:
Fund shares sold	91,479
Dividends and interest	1,184,337
Prepaid expenses	3,006

Total Assets	1,341,536,865
Liabilities
Collateral for securities loaned	197,095,932
Payables for:
Investments purchased	2,790,659
Fund shares redeemed	1,913,250
Accrued Expenses:
Management fees	797,672
Distribution and service fees	97,316
Deferred trustees’ fees	92,080
Other expenses	124,551

Total Liabilities	202,911,460

Net Assets	$1,138,625,405

Net Assets Consist of:
Paid in surplus	$874,895,925
Undistributed net investment income	7,647,593
Accumulated net realized loss	(20,969,893)
Unrealized appreciation on investments	277,051,780

Net Assets	$1,138,625,405

Net Assets
Class A	$651,976,850
Class B	404,294,868
Class E	82,353,687
Capital Shares Outstanding*
Class A	2,819,008
Class B	1,809,685
Class E	362,450
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$231.28
Class B	223.41
Class E	227.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,063,206,263.
(b)	Includes securities loaned at value of $191,556,537.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$17,943,354
Interest	23,478
Securities lending income	431,869
Other income (b)	70,581

Total investment income	18,469,282
Expenses
Management fees	9,149,788
Administration fees	36,613
Custodian and accounting fees	53,165
Distribution and service fees—Class B	937,410
Distribution and service fees—Class E	116,362
Audit and tax services	42,040
Legal	33,061
Trustees’ fees and expenses	45,248
Shareholder reporting	120,499
Insurance	8,076
Miscellaneous	18,808

Total expenses	10,561,070
Less broker commission recapture	(33,685)

Net expenses	10,527,385

Net Investment Income	7,941,897

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(19,697,551)
Futures contracts	10,119

Net realized loss	(19,687,432)

Net change in unrealized appreciation on investments	245,352,793

Net realized and unrealized gain	225,665,361

Net Increase in Net Assets From Operations	$233,607,258

(a)	Net of foreign withholding taxes of $129,810.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,941,897	$10,844,836
Net realized gain (loss)	(19,687,432)	117,687,418
Net change in unrealized appreciation (depreciation)	245,352,793	(252,078,349)

Increase (decrease) in net assets from operations	233,607,258	(123,546,095)

From Distributions to Shareholders
Net investment income
Class A	(6,747,382)	(9,675,237)
Class B	(3,238,393)	(3,803,715)
Class E	(738,422)	(883,807)
Net realized capital gains
Class A	(67,236,609)	(102,096,957)
Class B	(42,539,350)	(52,740,847)
Class E	(8,652,798)	(10,950,952)

Total distributions	(129,152,954)	(180,151,515)

Increase (decrease) in net assets from capital share transactions	(139,370,094)	82,141,327

Total decrease in net assets	(34,915,790)	(221,556,283)

Net Assets
Beginning of period	1,173,541,195	1,395,097,478

End of period	$1,138,625,405	$1,173,541,195

Undistributed net investment income
End of period	$7,647,593	$10,695,717

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	103,786	$21,914,681	62,290	$15,437,823
Reinvestments	360,055	73,983,991	462,136	111,772,194
Redemptions	(1,101,906)	(249,272,832)	(208,385)	(53,210,768)

Net increase (decrease)	(638,065)	$(153,374,160)	316,041	$73,999,249

Class B
Sales	145,540	$31,247,473	68,298	$16,299,581
Reinvestments	230,328	45,777,743	240,779	56,544,562
Redemptions	(296,294)	(62,975,991)	(266,358)	(65,296,326)

Net increase	79,574	$14,049,225	42,719	$7,547,817

Class E
Sales	10,945	$2,402,423	11,486	$2,567,719
Reinvestments	46,484	9,391,220	49,674	11,834,759
Redemptions	(55,229)	(11,838,802)	(55,681)	(13,808,217)

Net increase (decrease)	2,200	$(45,159)	5,479	$594,261

Increase (decrease) derived from capital shares transactions		$(139,370,094)		$82,141,327

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$213.79	$271.79	$268.60	$198.30	$179.02

Income (Loss) from Investment Operations
Net investment income (a)	1.74 (b)	2.26	2.89	1.98	2.22
Net realized and unrealized gain (loss) on investments	43.82	(23.66)	2.25	70.60	18.92

Total from investment operations	45.56	(21.40)	5.14	72.58	21.14

Less Distributions
Distributions from net investment income	(2.56)	(3.17)	(1.95)	(2.28)	(1.86)
Distributions from net realized capital gains	(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(28.07)	(36.60)	(1.95)	(2.28)	(1.86)

Net Asset Value, End of Period	$231.28	$213.79	$271.79	$268.60	$198.30

Total Return (%) (c)	22.96	(9.44)	1.93	36.85	11.86

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	0.80 (b)	0.91	1.07	0.84	1.17
Portfolio turnover rate (%)	31	31	25	22	23
Net assets, end of period (in millions)	$652.0	$739.1	$853.7	$970.0	$769.4

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$207.30	$264.50	$261.50	$193.14	$174.44

Income (Loss) from Investment Operations
Net investment income (a)	1.16 (b)	1.59	2.15	1.36	1.69
Net realized and unrealized gain (loss) on investments	42.40	(22.95)	2.21	68.77	18.44

Total from investment operations	43.56	(21.36)	4.36	70.13	20.13

Less Distributions
Distributions from net investment income	(1.94)	(2.41)	(1.36)	(1.77)	(1.43)
Distributions from net realized capital gains	(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(27.45)	(35.84)	(1.36)	(1.77)	(1.43)

Net Asset Value, End of Period	$223.41	$207.30	$264.50	$261.50	$193.14

Total Return (%) (c)	22.65	(9.66)	1.67	36.51	11.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.09	1.09	1.08	1.10
Ratio of net investment income to average net assets (%)	0.55 (b)	0.66	0.82	0.59	0.92
Portfolio turnover rate (%)	31	31	25	22	23
Net assets, end of period (in millions)	$404.3	$358.7	$446.3	$505.0	$389.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$210.43	$267.99	$264.86	$195.57	$176.60

Income (Loss) from Investment Operations
Net investment income (a)	1.40 (b)	1.85	2.43	1.60	1.89
Net realized and unrealized gain (loss) on investments	43.07	(23.28)	2.25	69.65	18.68

Total from investment operations	44.47	(21.43)	4.68	71.25	20.57

Less Distributions
Distributions from net investment income	(2.18)	(2.70)	(1.55)	(1.96)	(1.60)
Distributions from net realized capital gains	(25.51)	(33.43)	0.00	0.00	0.00

Total distributions	(27.69)	(36.13)	(1.55)	(1.96)	(1.60)

Net Asset Value, End of Period	$227.21	$210.43	$267.99	$264.86	$195.57

Total Return (%) (c)	22.78	(9.58)	1.78	36.65	11.69

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	0.99	0.99	0.98	1.00
Ratio of net investment income to average net assets (%)	0.65 (b)	0.76	0.91	0.68	1.01
Portfolio turnover rate (%)	31	31	25	22	23
Net assets, end of period (in millions)	$82.4	$75.8	$95.1	$110.8	$98.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to distribution re-designations, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $87,658,043. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $54,214,331. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2016, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period May 6, 2016 through May 9, 2016, the Portfolio had bought and sold $8,747,878 in notional cost on equity index futures contracts. At December 31, 2016, the Portfolio did not have any open futures contracts. For the year ended December 31, 2016, the Portfolio had realized gains in the amount of $10,119 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$323,189,652	$0	$578,816,600

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$9,149,788	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-17

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$10,818,093	$14,362,758	$118,334,861	$165,788,757	$129,152,954	$180,151,515

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$7,739,673	$—	$276,102,312	$(20,020,425)	$263,821,560

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had short-term accumulated capital losses of $2,844,097 and long-term accumulated capital losses of $17,176,328 and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-18

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan Mid Cap Value Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-22

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-23

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-24

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Met/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2016, and underperformed its Performance Universe for the three- and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its Lipper Index for the one-year period ended June 30, 2016, and underperformed its Lipper Index for the three- and five-year periods ended June 30, 2016. In addition, the Board considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-25

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-26

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-27

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-28

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 6.00% and 5.83%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 4.32%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets posted positive returns for the one-year period ending December 31, 2016, but trailed both the U.S. market and emerging markets. Using the MSCI World ex-U.S. Investable Market Index (net dividends) as a proxy, developed ex-U.S. markets returned 3.0%, as compared to 12.7% for the Russell 3000 Index and 9.9% for the MSCI Emerging Markets Investable Market Index (net dividends).

The U.S. dollar appreciated against a number of the major developed market currencies, particularly the British pound and Swedish krona. Overall, currency fluctuations had a negative impact on U.S. dollar-denominated returns of developed ex-U.S. equities.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index) outperformed large caps (MSCI World ex-U.S. Index) by 1.6% for the year.

Along the relative price dimension, large value stocks (MSCI World ex-U.S. Value Index) outperformed large growth stocks (MSCI World ex-U.S. Growth Index) by 9.3%, and small value stocks (MSCI World ex-U.S. Small Cap Value Index) outperformed small growth stocks (MSCI World ex-U.S. Small Cap Growth Index) by 7.0%. Profitability premiums were negative in developed ex-U.S. markets among both large caps and small caps during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2016, the Portfolio outperformed its benchmark by 168 basis points. The Portfolio’s greater allocations to micro-cap stocks contributed positively to relative performance, as the smallest stocks in the investible universe generally outperformed for the year. Additionally, the Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as those securities underperformed. At the sector level, the Portfolio generally excludes Real Estate Investment Trusts (“REITs”) and the exclusion benefited relative performance, as REITs underperformed many other sectors in the international small company equity universe over the period.

The Portfolio held more than 3,500 securities as of December 31, 2016 and was diversified across countries and sectors.

Joseph Chi

Jed Fogdall

Henry Gray

Arun Keswani

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year[3]	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	6.00	9.72	11.23
Class B	5.83	9.46	10.96
MSCI World ex-U.S. Small Cap Index	4.32	8.96	11.70

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

3 Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Teleperformance SE	0.4
LANXESS AG	0.3
Prysmian S.p.A.	0.3
RPC Group plc	0.3
Melrose Industries plc	0.3
MTU Aero Engines AG	0.3
DS Smith plc	0.3
Bellway plc	0.3
Rentokil Initial plc	0.2
Temenos Group AG	0.2

Top Countries

% of Net Assets
Japan	24.2
United Kingdom	15.2
Canada	8.9
Australia	6.5
Germany	6.3
Switzerland	5.4
France	4.6
Italy	3.7
Hong Kong	3.3
Sweden	3.3

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.91%	$1,000.00	$1,068.90	$4.73
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

Class B(a)	Actual	1.16%	$1,000.00	$1,068.40	$6.03
	Hypothetical*	1.16%	$1,000.00	$1,019.31	$5.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—6.5%
Acrux, Ltd. (a)	41,605	$9,294
Adelaide Brighton, Ltd.	197,116	770,994
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd.	51,616	78,377
Alkane Resources, Ltd. (a)	120,355	29,432
ALS, Ltd.	76,663	333,266
Altium, Ltd.	31,832	185,097
Altona Mining, Ltd. (a)	67,875	6,351
Alumina, Ltd. (d)	250,180	329,135
AMA Group, Ltd.	111,029	78,821
Ansell, Ltd.	39,937	711,439
AP Eagers, Ltd.	7,774	51,684
APN News & Media, Ltd. (a)	109,386	222,603
ARB Corp., Ltd. (d)	30,444	387,043
Ardent Leisure Group	50,226	84,396
Arrium, Ltd. (a) (b) (c)	972,288	5
AUB Group, Ltd.	25,969	196,522
Ausdrill, Ltd. (a)	110,321	99,822
Austal, Ltd. (d)	81,889	102,729
Australian Agricultural Co., Ltd. (a)	192,359	234,664
Australian Pharmaceutical Industries, Ltd.	174,311	258,375
Auswide Bank, Ltd.	9,275	34,078
Automotive Holdings Group, Ltd.	101,744	289,616
Aveo Group	70,126	169,405
AVJennings, Ltd.	10,332	4,518
AWE, Ltd. (a)	335,940	149,908
Bapcor, Ltd.	23,618	100,513
Beach Energy, Ltd.	950,434	581,152
Beadell Resources, Ltd. (a)	102,327	18,997
Bega Cheese, Ltd.	58,513	178,546
Bellamy’s Australia, Ltd. (b) (c) (d)	11,890	57,317
Billabong International, Ltd. (a)	56,120	50,774
Blackmores, Ltd. (d)	5,495	408,934
Blue Sky Alternative Investments, Ltd.	5,962	30,110
BlueScope Steel, Ltd.	46,048	306,404
Bradken, Ltd. (a)	48,239	112,070
Breville Group, Ltd.	42,107	262,546
Brickworks, Ltd.	5,923	58,020
BT Investment Management, Ltd.	25,960	198,919
Buru Energy, Ltd. (a)	23,457	3,466
Cabcharge Australia, Ltd.	55,813	156,459
Capral, Ltd. (a)	136,176	15,667
Cardno, Ltd. (a)	69,333	47,071
Carnarvon Petroleum, Ltd. (a)	251,902	17,942
carsales.com, Ltd.	83,570	683,308
Cash Converters International, Ltd.	152,939	36,870
Cedar Woods Properties, Ltd.	27,273	99,349
Cleanaway Waste Management, Ltd.	693,108	614,549
Coal of Africa, Ltd. (a) (c)	133,534	4,722
Collection House, Ltd.	19,217	20,171
Collins Foods, Ltd.	4,975	23,531
Cooper Energy, Ltd. (a)	232,325	59,366
Corporate Travel Management, Ltd.	20,836	274,932
Costa Group Holdings, Ltd.	42,134	104,235
Credit Corp. Group, Ltd.	13,415	173,248
CSG, Ltd.	66,837	35,203
CSR, Ltd.	282,278	940,394

Australia—(Continued)
Cudeco, Ltd. (a)	51,210	19,235
Data #3, Ltd.	55,471	61,243
Decmil Group, Ltd.	56,744	42,336
Downer EDI, Ltd.	238,347	1,044,076
DuluxGroup, Ltd.	165,477	743,348
DWS, Ltd.	36,847	34,506
Elders, Ltd. (a)	18,937	54,071
Energy Resources of Australia, Ltd. (a)	51,910	16,295
Energy World Corp., Ltd. (a)	325,379	60,666
EQT Holdings, Ltd.	3,062	38,662
ERM Power, Ltd.	49,991	46,326
Euroz, Ltd.	23,559	17,836
Event Hospitality and Entertainment, Ltd.	38,556	382,645
Evolution Mining, Ltd.	179,899	264,723
Fairfax Media, Ltd.	967,464	619,578
Finbar Group, Ltd. (d)	6,909	4,608
Fleetwood Corp., Ltd. (a)	22,683	32,256
FlexiGroup, Ltd.	49,133	80,273
Flight Centre Travel Group, Ltd.	14,871	334,600
G8 Education, Ltd. (d)	133,209	344,334
Gateway Lifestyle	13,237	20,605
Global Construction Services, Ltd.	9,380	3,721
GrainCorp, Ltd. - Class A	83,590	575,787
Grange Resources, Ltd.	120,000	12,122
Greencross, Ltd.	21,334	105,318
GUD Holdings, Ltd.	39,734	299,441
GWA Group, Ltd.	104,458	222,498
Hansen Technologies, Ltd.	47,406	133,763
HFA Holdings, Ltd.	45,623	78,919
Hills, Ltd. (a)	80,453	26,662
Horizon Oil, Ltd. (a)	652,736	26,357
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	160,998	841,537
Imdex, Ltd. (a)	100,165	41,493
IMF Bentham, Ltd.	49,173	62,032
Independence Group NL	112,057	345,471
Infigen Energy, Ltd. (a)	282,132	183,187
Infomedia, Ltd.	131,353	69,169
Integrated Research, Ltd.	28,972	58,527
International Ferro Metals, Ltd. (a) (b) (c)	82,765	172
Invocare, Ltd.	38,500	384,708
IOOF Holdings, Ltd.	103,265	684,041
Iress, Ltd.	57,739	493,106
iSelect, Ltd.	46,213	63,056
JB Hi-Fi, Ltd.	46,350	935,751
Jupiter Mines, Ltd. (a) (b) (c)	63,164	839
K&S Corp., Ltd.	1,802	2,076
Karoon Gas Australia, Ltd. (a)	75,600	97,777
Kingsgate Consolidated, Ltd. (a)	121,238	25,050
Kingsrose Mining, Ltd. (a) (b) (c)	102,961	7,430
MACA, Ltd.	56,351	69,635
Macmahon Holdings, Ltd. (a)	380,170	27,296
Macquarie Atlas Roads Group	181,433	661,081
Magellan Financial Group, Ltd.	27,343	467,264
MaxiTRANS Industries, Ltd.	59,013	21,884
Mayne Pharma Group, Ltd. (a)	452,144	436,713
McMillan Shakespeare, Ltd.	29,453	230,442

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
McPherson’s, Ltd.	34,460	$25,621
Medusa Mining, Ltd. (a)	60,972	21,575
Melbourne IT, Ltd.	36,135	48,280
Metals X, Ltd. (a)	75,358	30,327
Metcash, Ltd. (a)	385,184	632,272
Michael Hill International, Ltd.	82,929	73,822
Mincor Resources NL (a)	105,687	16,014
Mineral Resources, Ltd.	41,091	357,513
MMA Offshore, Ltd. (a)	100,235	19,530
Monadelphous Group, Ltd.	40,177	324,288
Monash IVF Group, Ltd.	21,931	32,402
Morning Star Gold NL (a) (b) (c)	33,455	7
Mortgage Choice, Ltd.	48,689	83,918
Mount Gibson Iron, Ltd. (a)	439,215	110,465
Myer Holdings, Ltd. (d)	355,143	353,076
MYOB Group, Ltd.	42,222	111,033
MyState, Ltd.	3,899	12,450
Navitas, Ltd.	96,272	345,246
New Hope Corp., Ltd.	6,285	7,487
nib holdings, Ltd.	199,351	683,895
Nick Scali, Ltd.	16,348	72,455
Nine Entertainment Co. Holdings, Ltd.	18,490	14,195
Northern Star Resources, Ltd.	220,636	557,942
Nufarm, Ltd.	79,335	523,003
OFX Group, Ltd. (d)	99,303	120,139
Orocobre, Ltd. (a)	49,318	160,501
Orora, Ltd.	225,473	485,010
OrotonGroup, Ltd.	8,647	13,777
OZ Minerals, Ltd.	149,299	846,725
Pacific Current Group, Ltd.	1,159	3,509
Pacific Smiles Group, Ltd.	13,431	19,354
Pact Group Holdings, Ltd.	4,623	22,464
Paladin Energy, Ltd. (a)	612,137	37,941
Panoramic Resources, Ltd. (a)	146,618	28,879
Peet, Ltd.	88,199	61,769
Peninsula Energy, Ltd. (a)	11,352	4,597
Perpetual, Ltd.	19,256	675,507
Perseus Mining, Ltd. (a)	231,401	54,044
Platinum Asset Management, Ltd.	21,691	82,784
Pluton Resources, Ltd. (a) (b) (c)	48,332	0
PMP, Ltd.	158,703	77,161
Premier Investments, Ltd.	44,992	468,311
Primary Health Care, Ltd.	244,279	717,820
Prime Media Group, Ltd.	93,371	20,884
Programmed Maintenance Services, Ltd.	95,504	132,456
Qube Holdings, Ltd. (d)	283,099	497,062
RCG Corp., Ltd.	90,942	97,377
RCR Tomlinson, Ltd.	61,564	121,905
Reckon, Ltd.	36,898	42,316
Regis Resources, Ltd.	180,703	374,021
Reject Shop, Ltd. (The)	12,421	75,890
Resolute Mining, Ltd.	277,334	249,028
Retail Food Group, Ltd.	60,846	307,439
Ridley Corp., Ltd.	123,003	111,048
RungePincockMinarco, Ltd. (a)	4,190	1,626
Ruralco Holdings, Ltd. (d)	7,095	15,092
Salmat, Ltd. (a)	45,807	18,535

Australia—(Continued)
Sandfire Resources NL	40,717	165,307
Saracen Mineral Holdings, Ltd. (a)	390,479	269,361
Select Harvests, Ltd.	30,640	146,598
Senex Energy, Ltd. (a)	248,220	47,378
Servcorp, Ltd.	23,622	133,678
Service Stream, Ltd.	62,705	49,656
Seven Group Holdings, Ltd.	15,634	88,231
Seven West Media, Ltd.	460,617	267,310
Sigma Pharmaceuticals, Ltd.	621,692	578,131
Silex Systems, Ltd. (a)	28,112	8,056
Silver Chef, Ltd.	8,241	52,657
Silver Lake Resources, Ltd. (a) (d)	112,092	50,074
Sims Metal Management, Ltd.	86,197	794,327
Sirtex Medical, Ltd.	22,520	229,423
Slater & Gordon, Ltd. (a) (d)	116,238	18,838
SMS Management & Technology, Ltd.	35,576	34,085
Southern Cross Media Group, Ltd.	229,061	254,464
Spark Infrastructure Group	742,738	1,273,958
Specialty Fashion Group, Ltd. (a)	34,701	12,716
Spotless Group Holdings, Ltd.	23,095	16,467
St. Barbara, Ltd. (a)	192,892	275,251
Star Entertainment Group, Ltd. (The)	210,220	782,238
Steadfast Group, Ltd.	104,744	166,975
Strike Energy, Ltd. (a)	182,555	10,526
Sundance Energy Australia, Ltd. (a)	373,357	59,194
Sunland Group, Ltd.	40,150	46,638
Super Retail Group, Ltd.	69,714	519,293
Tabcorp Holdings, Ltd.	236,852	821,756
Tassal Group, Ltd.	72,156	216,026
Technology One, Ltd.	85,252	346,361
Ten Network Holdings, Ltd. (a)	109,315	72,897
TFS Corp., Ltd. (d)	106,522	127,551
Thorn Group, Ltd.	60,945	84,390
Tiger Resources, Ltd. (a)	591,241	15,306
Toro Energy, Ltd. (a)	75,052	2,220
Tox Free Solutions, Ltd.	90,131	168,319
Treasury Wine Estates, Ltd.	56,464	434,465
Troy Resources, Ltd. (a)	106,145	10,807
Villa World, Ltd.	14,787	24,327
Village Roadshow, Ltd.	32,709	107,395
Virgin Australia Holdings, Ltd. (a) (d)	442,369	74,990
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	1
Virtus Health, Ltd.	37,091	166,726
Vita Group, Ltd.	18,112	42,090
Watpac, Ltd. (a) (d)	37,999	20,843
Webjet, Ltd.	25,862	197,058
Western Areas, Ltd. (a) (d)	118,029	260,093
Westgold Resources, Ltd. (a)	37,679	44,865
Whitehaven Coal, Ltd. (a)	121,287	227,647
WorleyParsons, Ltd. (a)	33,331	233,004
WPP AUNZ, Ltd.	131,382	114,468

		43,015,128

Austria—1.1%
A-TEC Industries AG (a) (b) (c) (d)	1,312	0
Agrana Beteiligungs AG	1,574	186,977

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Austria—(Continued)
ams AG	23,302	$660,060
Andritz AG	7,833	393,181
Austria Technologie & Systemtechnik AG (d)	14,133	138,323
BUWOG AG (a)	15,282	355,481
CA Immobilien Anlagen AG (a)	19,105	351,190
Conwert Immobilien Invest SE (a)	20,619	350,746
DO & Co. AG	1,857	121,995
EVN AG	12,657	149,273
IMMOFINANZ AG (a)	125,781	245,322
Kapsch TrafficCom AG	2,222	87,237
Lenzing AG	3,209	388,113
Mayr Melnhof Karton AG	3,412	361,646
Oberbank AG	198	12,568
Oesterreichische Post AG (a)	10,867	364,741
Palfinger AG	5,947	179,005
POLYTEC Holding AG	10,783	117,847
Porr AG	1,436	58,824
Raiffeisen Bank International AG (a)	13,074	239,168
RHI AG	8,926	227,786
Rosenbauer International AG	1,615	92,136
S IMMO AG (a)	35,979	378,696
S&T AG	2,389	21,970
Schoeller-Bleckmann Oilfield Equipment AG	3,509	281,724
Semperit AG Holding	6,041	163,756
Strabag SE	6,827	241,433
Telekom Austria AG (a)	24,392	144,020
UBM Development AG	78	2,545
UNIQA Insurance Group AG	14,804	112,153
Wienerberger AG	39,101	678,482
Zumtobel Group AG	14,277	255,053

		7,361,451

Belgium—1.9%
Ablynx NV (a) (d)	15,614	177,728
Ackermans & van Haaren NV	8,887	1,235,611
AGFA-Gevaert NV (a)	93,175	359,652
Atenor	1,089	52,164
Banque Nationale de Belgique	104	327,879
Barco NV	5,609	472,171
Bekaert S.A.	11,685	471,757
bpost S.A.	6,013	142,169
Cie d’Entreprises CFE	4,729	514,875
Cie Immobiliere de Belgique S.A. (a)	1,276	71,197
D’ieteren S.A.	8,787	388,346
Dalenys (a)	1,352	9,462
Deceuninck NV (c)	45,410	108,100
Econocom Group S.A.	27,496	403,380
Elia System Operator S.A.	12,209	638,461
Euronav NV	30,049	239,094
EVS Broadcast Equipment S.A.	4,761	166,360
Exmar NV	10,339	83,850
Fagron (a)	17,646	180,024
Galapagos NV (a)	16,401	1,052,100
GIMV NV	450	24,936
Ion Beam Applications	10,326	452,526
Jensen-Group NV	738	26,854

Belgium—(Continued)
Kinepolis Group NV (d)	7,227	323,275
Lotus Bakeries NV	118	310,600
MDxHealth (a)	5,915	29,714
Melexis NV	9,084	608,445
Nyrstar NV (a) (d)	26,926	220,756
Ontex Group NV	5,030	149,546
Orange Belgium S.A. (a)	13,209	276,009
Picanol	1,699	138,885
RealDolmen NV	1,200	31,198
Recticel S.A.	24,409	170,338
Resilux NV	229	37,840
Roularta Media Group NV	1,629	41,712
Sioen Industries NV	4,097	120,719
Sipef S.A.	3,346	213,037
Tessenderlo Chemie NV (a)	17,303	633,722
ThromboGenics NV (a)	9,279	24,699
Umicore S.A.	26,112	1,486,269
Van de Velde NV	2,850	198,474
Viohalco S.A. (a)	45,397	58,301

		12,672,235

Cambodia—0.0%
NagaCorp, Ltd.	458,000	263,119

Canada—8.9%
5N Plus, Inc. (a)	33,732	44,971
Absolute Software Corp.	18,754	89,115
Acadian Timber Corp.	3,800	51,935
Advantage Oil & Gas, Ltd. (a)	113,630	771,836
Aecon Group, Inc.	33,422	379,612
AG Growth International, Inc.	5,820	227,659
AGF Management, Ltd. - Class B	32,280	150,743
AGT Food & Ingredients, Inc.	7,901	215,613
Aimia, Inc.	29,471	194,915
Air Canada (a)	16,200	164,938
AirBoss of America Corp.	3,761	33,194
AKITA Drilling, Ltd. - Class A	2,003	12,606
Alacer Gold Corp. (a)	102,778	171,469
Alamos Gold, Inc. - Class A	95,845	661,025
Alaris Royalty Corp.	8,954	159,720
Algoma Central Corp.	4,410	40,236
Algonquin Power & Utilities Corp.	77,093	653,997
Alterra Power Corp.	15,076	58,501
Altius Minerals Corp. (d)	9,660	91,229
Altus Group, Ltd.	14,488	334,077
Andrew Peller, Ltd. - Class A	6,617	57,661
Argonaut Gold, Inc. (a)	57,325	90,514
Asanko Gold, Inc. (a)	23,027	70,660
Athabasca Oil Corp. (a)	66,624	101,724
ATS Automation Tooling Systems, Inc. (a)	36,533	340,664
AuRico Metals, Inc. (a)	42,144	31,703
AutoCanada, Inc.	8,428	145,127
Avigilon Corp. (a) (d)	14,381	137,314
B2Gold Corp. (a)	313,368	744,530
Badger Daylighting, Ltd.	11,262	269,251
Baytex Energy Corp. (a)	67,105	327,866

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Bellatrix Exploration, Ltd. (a) (d)	60,265	$57,453
Birchcliff Energy, Ltd. (a)	58,552	408,619
Bird Construction, Inc.	18,612	125,591
Black Diamond Group, Ltd.	19,812	66,697
BlackPearl Resources, Inc. (a)	117,817	143,032
BMTC Group, Inc.	5,387	53,563
Bonavista Energy Corp.	43,607	156,221
Bonterra Energy Corp.	12,499	270,805
Boralex, Inc. - Class A	14,254	203,302
Brookfield Real Estate Services, Inc.	800	9,396
BRP, Inc. (a)	10,168	214,697
Calfrac Well Services, Ltd. (a) (d)	26,393	93,569
Calian Group, Ltd.	2,846	51,975
Callidus Capital Corp.	4,100	56,371
Canaccord Genuity Group, Inc. (a)	54,653	194,164
Canacol Energy, Ltd. (a)	37,461	127,786
Canadian Energy Services & Technology Corp.	70,437	401,853
Canadian Western Bank (d)	32,028	723,740
Canam Group, Inc.	22,324	149,974
Canexus Corp.	56,579	68,688
Canfor Corp. (a)	17,141	194,945
Canfor Pulp Products, Inc.	15,297	115,185
CanWel Building Materials Group, Ltd.	9,304	41,577
Canyon Services Group, Inc.	27,085	141,815
Capital Power Corp.	43,408	751,028
Capstone Mining Corp. (a)	117,839	110,585
Cargojet, Inc.	800	27,587
Cascades, Inc.	46,236	416,680
Celestica, Inc. (a)	36,485	432,336
Celestica, Inc. (U.S. Listed Shares) (a)	223	2,643
Centerra Gold, Inc.	62,285	291,791
Cequence Energy, Ltd. (a)	86,636	22,907
Cervus Equipment Corp.	2,998	35,391
China Gold International Resources Corp., Ltd. (a)	62,113	91,598
Chinook Energy, Inc. (a)	27,917	9,461
Cineplex, Inc. (d)	19,036	726,194
Clairvest Group, Inc.	200	4,469
Clarke, Inc.	1,614	11,252
Clearwater Seafoods, Inc.	7,044	61,120
Cogeco Communications, Inc.	4,620	227,929
Cogeco, Inc.	2,309	97,543
Colliers International Group, Inc.	12,580	463,698
Computer Modelling Group, Ltd.	21,620	146,694
Continental Gold, Inc. (a)	30,500	99,952
Copper Mountain Mining Corp. (a)	57,011	39,914
Corby Spirit and Wine, Ltd.	3,957	65,751
Corridor Resources, Inc. (a)	21,385	8,919
Corus Entertainment, Inc. - B Shares	31,990	300,208
Cott Corp.	2,000	22,660
Cott Corp. (Toronto Exchange)	38,179	432,220
CRAFT Oil, Ltd. (a) (c)	19,637	0
Crew Energy, Inc. (a)	69,029	386,108
CRH Medical Corp. (a)	7,400	39,517
Delphi Energy Corp. (a) (d)	95,850	120,647
Denison Mines Corp. (a) (d)	247,548	129,061
Descartes Systems Group, Inc. (The) (a)	28,586	609,554
DH Corp.	2,600	43,144

Canada—(Continued)
DHX Media, Ltd.	11,696	61,501
DirectCash Payments, Inc.	4,974	70,314
DIRTT Environmental Solutions (a)	6,900	32,222
Dominion Diamond Corp.	23,880	231,392
Dominion Diamond Corp. (U.S. Listed Shares)	9,238	89,424
Dorel Industries, Inc. - Class B	12,134	350,649
Dundee Precious Metals, Inc. (a) (d)	40,545	67,945
E-L Financial Corp., Ltd.	177	96,235
Eastern Platinum, Ltd. (a)	42,003	13,765
Echelon Financial Holdings, Inc.	900	7,440
EcoSynthetix, Inc. (a)	800	1,353
Enbridge Income Fund Holdings, Inc.	18,118	469,194
Endeavour Mining Corp. (a)	16,215	242,262
EnerCare, Inc.	30,725	408,248
Enerflex, Ltd.	29,289	371,934
Energy Fuels, Inc. (a)	4,125	6,790
Enghouse Systems, Ltd.	7,089	295,355
Ensign Energy Services, Inc.	51,526	359,970
Epsilon Energy, Ltd. (a)	18,214	39,476
Equitable Group, Inc.	3,909	176,024
Equity Financial Holdings, Inc. (a)	1,100	8,111
Essential Energy Services Trust (a)	53,526	33,089
Evertz Technologies, Ltd.	9,149	115,091
Exchange Income Corp.	6,151	191,267
Exco Technologies, Ltd.	13,332	107,041
EXFO, Inc. (a)	85	370
Extendicare, Inc. (d)	41,356	304,321
Fiera Capital Corp.	11,419	108,692
Firm Capital Mortgage Investment Corp.	6,774	69,423
First Majestic Silver Corp. (a) (d)	33,160	253,396
First National Financial Corp.	4,107	82,375
FirstService Corp.	12,580	597,214
Fortress Paper, Ltd. - Class A (a)	7,338	38,257
Fortuna Silver Mines, Inc. (a)	60,121	339,864
Freehold Royalties, Ltd. (d)	27,212	287,189
Gamehost, Inc.	4,952	41,234
Genesis Land Development Corp.	14,348	31,952
Genworth MI Canada, Inc. (d)	12,125	303,972
Gibson Energy, Inc.	40,344	570,312
Glacier Media, Inc. (a)	9,600	4,790
Gluskin Sheff & Associates, Inc.	10,533	136,816
GMP Capital, Inc. (a)	28,336	93,071
Goeasy, Ltd.	2,000	36,346
Golden Star Resources, Ltd. (a) (d)	93,633	69,040
Gran Tierra Energy, Inc. (a)	99,813	301,822
Granite Oil Corp.	10,252	44,974
Great Canadian Gaming Corp. (a)	14,894	277,103
Great Panther Silver, Ltd. (a) (d)	67,206	111,121
Guyana Goldfields, Inc. (a)	48,247	219,917
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Heroux-Devtek, Inc. (a)	14,606	159,914
High Liner Foods, Inc.	4,807	71,426
HNZ Group, Inc. (a)	3,031	30,273
Home Capital Group, Inc. (d)	20,814	485,838
Horizon North Logistics, Inc.	30,612	44,687
HudBay Minerals, Inc.	103,103	589,752
Hudson’s Bay Co.	16,774	164,785

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
IAMGOLD Corp. (a) (d)	152,782	$590,577
IMAX Corp. (a) (d)	21,475	674,315
Imperial Metals Corp. (a) (d)	15,126	68,271
Indigo Books & Music, Inc. (a)	1,986	26,610
Innergex Renewable Energy, Inc.	38,391	401,166
Interfor Corp. (a)	33,292	372,680
International Tower Hill Mines, Ltd. (a)	21,604	12,068
Intertain Group, Ltd. (The) (a)	2,200	15,370
Intertape Polymer Group, Inc.	16,713	313,435
Ithaca Energy, Inc. (a) (d)	123,116	154,967
Ivanhoe Mines, Ltd. - Class A (a)	62,484	118,206
Jean Coutu Group PJC, Inc. (The) - Class A	16,800	261,763
Just Energy Group, Inc.	71,937	393,265
K-Bro Linen, Inc.	2,319	72,801
Kelt Exploration, Ltd. (a)	21,351	107,657
Kingsway Financial Services, Inc. (a)	8,765	54,575
Kirkland Lake Gold, Ltd. (a)	42,041	219,810
Klondex Mines, Ltd. (a)	48,447	225,519
Knight Therapeutics, Inc. (a)	15,898	127,170
Labrador Iron Ore Royalty Corp.	14,800	205,248
Laurentian Bank of Canada	13,206	567,819
Leon’s Furniture, Ltd.	9,639	129,798
Lightstream Resources, Ltd. (a) (b) (c)	108,373	9,282
Linamar Corp.	11,100	476,937
Liquor Stores N.A., Ltd. (d)	12,660	99,289
Lucara Diamond Corp.	110,136	249,368
Lundin Mining Corp. (a)	51,967	247,711
MacDonald Dettwiler & Associates, Ltd.	4,268	212,629
Magellan Aerospace Corp.	5,794	77,590
Mainstreet Equity Corp. (a)	2,561	63,174
Major Drilling Group International, Inc. (a)	36,670	191,728
Mandalay Resources Corp.	87,627	52,211
Manitoba Telecom Services, Inc. (d)	9,487	268,221
Maple Leaf Foods, Inc.	34,605	724,755
Martinrea International, Inc.	32,289	206,578
Maxim Power Corp. (a)	2,800	6,152
McCoy Global, Inc. (a)	4,388	6,438
Mediagrif Interactive Technologies, Inc.	4,176	58,940
Medical Facilities Corp.	12,861	168,300
MEG Energy Corp. (a)	21,200	145,739
Melcor Developments, Ltd.	3,120	33,695
Mitel Networks Corp. (a)	23,670	160,779
Morguard Corp.	800	104,808
Morneau Shepell, Inc.	14,285	204,170
MTY Food Group, Inc.	5,404	203,498
Mullen Group, Ltd. (d)	37,792	558,161
Nautilus Minerals, Inc. (a)	134,471	14,522
Nevsun Resources, Ltd.	81,011	250,397
New Flyer Industries, Inc.	17,136	521,234
New Gold, Inc. (a)	96,948	340,092
Newalta Corp. (a)	23,919	41,330
Norbord, Inc.	7,018	177,247
North American Energy Partners, Inc.	14,743	56,879
North West Co., Inc. (The)	17,071	349,900
Northern Blizzard Resources, Inc.	4,700	13,582
Northern Dynasty Minerals, Ltd. (a)	27,464	56,660
Northland Power, Inc.	33,879	587,927

Canada—(Continued)
Novelion Therapeutics, Inc. (a)	5,100	42,657
NuVista Energy, Ltd. (a)	59,117	305,569
OceanaGold Corp.	166,811	485,779
Osisko Gold Royalties, Ltd.	18,606	181,397
Painted Pony Petroleum, Ltd. (a)	38,738	266,014
Pan American Silver Corp.	55,071	830,587
Paramount Resources, Ltd. - Class A (a)	9,617	129,430
Parex Resources, Inc. (a)	55,359	696,806
Parkland Fuel Corp.	26,463	554,429
Pason Systems, Inc.	22,516	329,359
Pengrowth Energy Corp. (a) (d)	183,295	263,478
Penn West Petroleum, Ltd. (a) (d)	92,088	162,551
Petrus Resources, Ltd. (a)	1,290	3,123
PHX Energy Services Corp. (a)	12,350	37,805
Pizza Pizza Royalty Corp.	6,998	92,045
Platinum Group Metals, Ltd. (a)	3,208	4,635
Points International, Ltd. (a)	5,320	40,693
Polymet Mining Corp. (a)	38,355	28,567
Precision Drilling Corp. (a)	82,898	451,952
Premium Brands Holdings Corp.	7,879	404,674
Pretium Resources, Inc. (a)	15,884	131,553
Primero Mining Corp. (a) (d)	70,253	55,464
Pulse Seismic, Inc. (a)	15,720	27,397
Pure Technologies, Ltd.	7,900	28,243
Questerre Energy Corp. - Class A (a)	83,569	54,150
Raging River Exploration, Inc. (a)	56,263	442,511
RB Energy, Inc. (a) (c)	76,741	31
Reitmans Canada, Ltd. - Class A	20,566	89,301
Richelieu Hardware, Ltd.	18,390	350,090
Richmont Mines, Inc. (a)	20,415	132,588
RMP Energy, Inc. (a) (d)	72,808	41,213
Rocky Mountain Dealerships, Inc.	3,738	26,977
Rogers Sugar, Inc.	35,106	178,060
Russel Metals, Inc.	25,722	490,052
Sabina Gold & Silver Corp. (a)	57,206	41,755
Sandstorm Gold, Ltd. (a) (d)	48,383	189,907
Sandvine Corp.	44,900	93,970
Savanna Energy Services Corp. (a)	34,913	54,606
Sears Canada, Inc. (a)	5,768	9,537
Secure Energy Services, Inc.	55,376	482,965
SEMAFO, Inc. (a)	123,983	408,152
ShawCor, Ltd.	22,391	597,694
Sherritt International Corp. (a)	132,332	131,085
Sienna Senior Living, Inc. (d)	13,276	161,173
Sierra Wireless, Inc. (a) (d)	18,510	289,785
Silver Standard Resources, Inc. (a)	37,551	335,894
Solium Capital, Inc. (a)	11,317	71,139
Spartan Energy Corp. (a)	65,003	161,218
Sprott Resource Corp. (a)	40,405	14,896
Sprott, Inc.	56,027	104,739
Stantec, Inc.	19,582	494,709
Stella-Jones, Inc.	10,990	356,716
Stornoway Diamond Corp. (a)	33,687	25,090
Strad Energy Services, Ltd. (a)	10,641	12,601
Street Capital Group, Inc. (a)	5,900	8,261
Stuart Olson, Inc.	11,157	48,445
Student Transportation, Inc. (d)	27,425	153,399

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
SunOpta, Inc. (a) (d)	26,392	$188,114
Superior Plus Corp.	39,949	379,361
Surge Energy, Inc. (d)	74,075	182,615
Taseko Mines, Ltd. (a)	108,786	93,987
Tembec, Inc. (a)	32,111	57,399
Teranga Gold Corp. (a) (d)	122,593	74,871
Teranga Gold Corp. (a)	26,882	16,833
TFI International, Inc.	25,364	659,107
Theratechnologies, Inc. (a)	9,500	19,387
Timmins Gold Corp. (a)	59,665	18,442
TMX Group, Ltd.	6,827	363,659
TORC Oil & Gas, Ltd.	42,724	263,157
Torex Gold Resources, Inc. (a)	13,790	213,528
Toromont Industries, Ltd.	22,483	709,161
Torstar Corp. - Class B	21,453	30,518
Total Energy Services, Inc.	13,248	143,862
TransAlta Corp.	62,449	345,582
TransAlta Renewables, Inc.	10,414	111,225
Transcontinental, Inc. - Class A (d)	26,130	431,851
TransGlobe Energy Corp. (a)	36,372	61,494
Trican Well Service, Ltd. (a)	55,663	190,705
Trilogy Energy Corp. (a)	19,776	111,205
Trinidad Drilling, Ltd. (a)	68,873	171,330
Uni-Select, Inc.	11,171	245,360
Valener, Inc.	16,303	254,505
Vecima Networks, Inc.	2,500	17,205
Veresen, Inc.	76,138	743,432
Wajax Corp.	7,885	135,425
Wesdome Gold Mines, Ltd. (a)	38,107	59,318
West Fraser Timber Co., Ltd.	11,700	418,364
Western Energy Services Corp. (a)	17,973	41,497
Western Forest Products, Inc.	145,247	204,459
WestJet Airlines, Ltd.	861	14,775
Westshore Terminals Investment Corp. (d)	23,388	450,985
Whitecap Resources, Inc.	27,350	247,701
Wi-Lan, Inc.	58,061	94,703
Winpak, Ltd.	9,102	307,908
Xtreme Drilling Corp. (a)	11,600	24,191
Yellow Pages, Ltd. (a)	6,975	91,899
ZCL Composites, Inc.	9,681	93,518
Zenith Capital Corp. (a) (b) (c)	12,830	774

		58,783,663

China—0.0%
Bund Center Investment, Ltd.	138,000	66,573
China Chuanglian Education Group, Ltd. (a)	336,000	6,732
China Everbright Water, Ltd.	82,200	28,286
China Ludao Technology Co., Ltd. (a)	56,000	12,819
New Sports Group, Ltd. (a)	2,230,000	29,872

		144,282

Denmark—1.9%
ALK-Abello A/S	1,476	192,038
Alm Brand A/S	37,876	289,601
Ambu A/S - Class B (d)	9,548	382,254
Bakkafrost P/F	8,908	353,656

Denmark—(Continued)
Bang & Olufsen A/S (a)	9,221	104,369
Bavarian Nordic A/S (a)	10,666	374,639
Brodrene Hartmann A/S	663	31,701
D/S Norden A/S (a) (d)	5,328	83,362
DFDS A/S	11,185	510,009
FLSmidth & Co. A/S	19,649	814,495
GN Store Nord A/S	52,383	1,084,918
Gronlandsbanken A/S	17	1,478
H+H International A/S - Class B (a)	1,737	18,534
Harboes Bryggeri A/S - Class B	1,454	28,619
IC Group A/S	3,209	67,149
Jeudan A/S (a)	201	20,396
Jyske Bank A/S	14,672	698,180
Matas A/S	972	13,261
NKT Holding A/S	6,820	481,770
NNIT A/S	717	20,711
Nordjyske Bank A/S	185	2,749
Parken Sport & Entertainment A/S (a)	2,351	22,964
PER Aarsleff Holding A/S	9,620	239,609
Ringkjoebing Landbobank A/S	2,122	439,555
Rockwool International A/S - B Shares	3,162	556,543
Royal Unibrew A/S	15,546	600,129
RTX A/S	2,568	51,352
Santa Fe Group A/S (a)	7,121	56,436
Schouw & Co. AB	6,963	518,589
SimCorp A/S	16,061	781,955
Solar A/S - B Shares	3,176	162,240
Spar Nord Bank A/S	32,428	371,584
Sydbank A/S	26,018	805,545
TDC A/S (a)	141,824	728,147
TK Development A/S (a)	44,643	59,716
Topdanmark A/S (a)	29,081	738,294
Tryg A/S	18,564	335,663
United International Enterprises	1,090	191,512
Vestjysk Bank A/S (a)	3,300	6,071
William Demant Holding A/S (a)	13,600	236,472
Zealand Pharma A/S (a)	3,880	58,420

		12,534,685

Finland—2.9%
Ahlstrom Oyj	11,406	181,557
Aktia Bank Oyj	3,139	32,146
Alma Media Oyj (a)	22,695	120,120
Amer Sports Oyj	47,651	1,265,696
Apetit Oyj	1,205	16,443
Aspo Oyj	8,414	72,443
Atria Oyj	2,604	31,501
BasWare Oyj (a) (d)	3,525	134,642
Bittium Oyj	2,063	12,310
Cargotec Oyj - B Shares	12,591	568,311
Caverion Corp. (d)	40,680	339,019
Citycon Oyj	146,997	361,728
Comptel Oyj	30,187	75,290
Cramo Oyj	9,503	237,914
Elisa Oyj	30,080	977,542
F-Secure Oyj	35,820	131,193

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Finnair Oyj (a) (d)	28,666	$121,578
Fiskars Oyj Abp	17,515	324,426
HKScan Oyj - A Shares	6,704	22,507
Huhtamaki Oyj	37,559	1,394,341
Ilkka-Yhtyma Oyj	2,976	8,486
Kemira Oyj	41,153	525,404
Kesko Oyj - A Shares	933	43,059
Kesko Oyj - B Shares	24,862	1,242,342
Konecranes Oyj	16,662	592,293
Lassila & Tikanoja Oyj	14,630	295,587
Lemminkainen Oyj	5,098	109,441
Metsa Board Oyj (d)	110,343	789,032
Metso Oyj	25,057	713,246
Munksjo Oyj (a)	6,311	104,868
Nokian Renkaat Oyj	40,917	1,525,158
Olvi Oyj - A Shares	6,303	185,756
Oriola-KD Oyj - B Shares	61,632	279,458
Orion Oyj - Class A	12,582	560,224
Orion Oyj - Class B	30,210	1,344,572
Outokumpu Oyj (a)	102,277	915,118
Outotec Oyj (a)	52,402	275,259
PKC Group Oyj	7,624	126,741
Ponsse Oyj	3,208	80,959
Poyry Oyj (a)	14,295	49,892
Raisio Oyj - V Shares	58,833	221,062
Ramirent Oyj	37,284	289,930
Rapala VMC Oyj	8,902	38,678
Sanoma Oyj	31,912	276,904
Sponda Oyj	44,426	204,586
Stockmann Oyj Abp - B Shares (a)	11,956	89,023
Talvivaara Mining Co. plc (a) (b) (c)	286,881	1,721
Technopolis Oyj	66,184	217,732
Teleste Oyj	772	7,198
Tieto Oyj	21,736	592,940
Tikkurila Oyj	14,683	290,398
Uponor Oyj	19,661	341,195
Vaisala Oyj - A Shares	4,116	145,931
Valmet Oyj	12,429	182,848
YIT Oyj	33,084	264,243

		19,351,991

France—4.6%
ABC Arbitrage	7,498	56,741
Actia Group	5,737	45,562
Air France-KLM (a)	50,893	277,053
Akka Technologies S.A.	3,864	140,739
Albioma S.A.	13,155	229,049
Altamir Amboise	9,152	123,021
Alten S.A.	9,511	667,858
Altran Technologies S.A. (a)	62,318	909,843
APRIL S.A.	9,077	114,596
Assystem	5,619	156,555
Aubay	1,785	49,787
Axway Software S.A.	2,132	68,667
Bastide le Confort Medical	590	14,728
Beneteau S.A.	15,076	218,050

France—(Continued)
BioMerieux	4,066	607,269
Boiron S.A.	2,586	228,813
Bonduelle SCA	6,712	176,621
Burelle S.A.	184	183,978
Catering International Services	541	9,624
Cegedim S.A. (a)	2,643	72,962
CGG S.A. (a) (d)	3,847	55,114
Chargeurs S.A.	7,816	131,262
Cie des Alpes	3,241	64,477
Coface S.A. (a)	2,022	13,195
Derichebourg S.A.	31,305	138,423
Devoteam S.A.	4,318	261,221
Edenred	44,518	882,246
Electricite de Strasbourg S.A.	88	9,695
Elior Group	19,131	436,929
Elis S.A.	6,943	123,784
Eramet (a)	1,499	89,492
Esso S.A. Francaise (a)	1,341	58,069
Etablissements Maurel et Prom (a)	27,199	120,820
Euler Hermes Group	2,457	215,937
Eutelsat Communications S.A.	3,630	70,270
Exel Industries - A Shares	618	49,673
Faiveley Transport S.A.	3,418	360,336
Faurecia	25,665	994,667
Fimalac	59	6,325
Fleury Michon S.A.	461	31,252
Gaztransport Et Technigaz S.A.	5,272	227,530
GEA	165	16,109
GL Events	3,794	67,875
Groupe Crit	1,062	76,002
Groupe Fnac S.A. (a)	3,721	251,571
Groupe Fnac S.A. (a)	5,410	359,400
Groupe Gorge (a)	1,266	28,169
Groupe Open	722	17,262
Guerbet (d)	2,188	163,938
Haulotte Group S.A.	5,337	78,979
Havas S.A.	13,471	113,420
HERIGE SADCS (a)	235	6,396
HiPay Group S.A. (a)	1,527	17,356
ID Logistics Group (a)	354	50,305
Imerys S.A.	3,235	245,115
Interparfums S.A.	4,802	138,470
Ipsen S.A.	13,044	943,191
IPSOS	12,134	381,081
Jacquet Metal Service	7,386	153,979
Korian S.A.	22,136	648,566
Lagardere SCA	36,064	1,001,786
Lanson-BCC	15	534
Laurent-Perrier	1,367	103,603
Le Belier	299	12,653
Le Noble Age	1,488	55,342
Lectra	8,150	154,572
Linedata Services	855	42,091
LISI	8,732	281,687
Maisons France Confort S.A.	1,526	76,279
Manitou BF S.A.	4,534	89,240
Manutan International	589	43,210

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Mersen	8,985	$192,274
METabolic EXplorer S.A. (a)	6,035	15,590
Metropole Television S.A.	15,772	293,328
MGI Coutier	3,301	99,032
Mr. Bricolage	601	7,764
Naturex (a)	2,045	182,963
Neopost S.A.	12,528	391,784
Nexans S.A. (a)	10,974	567,494
Nexity S.A. (a)	12,502	585,037
NRJ Group (a)	11,923	119,855
Oeneo S.A.	2,860	23,839
Onxeo S.A. (a)	3,499	9,204
Onxeo S.A. (a)	4,566	12,025
Orpea	11,098	896,100
Parrot S.A. (a)	2,647	28,896
Pierre & Vacances S.A. (a)	3,103	123,877
Plastic Omnium S.A.	30,265	965,954
Plastivaloire	197	29,138
Rallye S.A.	8,372	162,289
Rexel S.A.	55,587	913,145
Robertet S.A.	14	5,154
Rothschild & Co.	488	13,197
Rubis SCA	16,886	1,392,036
Samse S.A.	107	16,448
Sartorius Stedim Biotech	7,221	455,691
Savencia S.A.	3,042	214,087
Seche Environnement S.A.	1,555	47,386
Sequana S.A. (a)	10,224	18,183
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (a)	16	507
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	9,853
Societe Television Francaise 1 (d)	48,852	485,888
Soitec (a)	118,705	183,617
Solocal Group (a)	16,327	52,935
Somfy S.A.	267	108,935
Sopra Steria Group	5,251	596,061
SPIE S.A.	9,828	207,018
Ste Industrielle d’Aviation Latecoere S.A. (a)	26,469	116,501
STEF S.A.	1,145	96,172
Store Electronic (a)	715	20,527
Sword Group	3,419	104,596
Synergie S.A.	4,031	148,504
Tarkett S.A.	3,298	118,310
Technicolor S.A.	88,305	477,662
Teleperformance SE	23,996	2,406,722
Tessi S.A.	895	151,906
TFF Group	308	32,407
Thermador Groupe	1,043	91,671
Total Gabon	324	53,204
Touax S.A. (a)	1,706	19,763
Trigano S.A.	3,132	245,026
UBISOFT Entertainment S.A. (a)	41,482	1,475,706
Union Financiere de France BQE S.A.	1,257	31,490
Vallourec S.A. (a)	56,190	383,610
Valneva SE (a) (d)	15,386	50,038
Vetoquinol S.A.	1,341	64,236
Vicat S.A.	5,373	326,056

France—(Continued)
VIEL & Cie S.A.	4,205	19,252
Vilmorin & Cie S.A.	2,684	169,031
Virbac S.A. (a)	1,270	223,231
Vranken-Pommery Monopole S.A.	958	22,679

		30,585,298

Germany—6.1%
Aareal Bank AG	30,580	1,151,450
Adler Modemaerkte AG	2,828	13,988
ADLER Real Estate AG (a) (d)	2,365	36,059
ADVA Optical Networking SE (a)	13,833	112,093
AIXTRON SE (a)	30,799	100,442
Allgeier SE	2,942	53,346
Amadeus Fire AG	2,107	162,621
Aurubis AG	14,317	824,680
Axel Springer SE	10,274	498,158
Basler AG	236	14,987
Bauer AG	4,696	56,285
BayWa AG	5,731	185,630
BayWa AG	305	10,107
Bechtle AG	9,176	953,407
Bertrandt AG	1,677	170,455
Bijou Brigitte AG	1,603	93,347
Bilfinger SE (a) (d)	3,381	129,081
Biotest AG	4,221	70,606
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	30,779	169,921
CANCOM SE	7,164	338,011
Carl Zeiss Meditec AG	9,550	351,847
CENIT AG	5,012	105,376
CENTROTEC Sustainable AG	3,158	50,791
Cewe Stiftung & Co. KGaA	3,145	279,745
Clere AG (a)	1,425	23,968
Comdirect Bank AG	13,399	135,853
CompuGroup Medical SE	8,932	366,149
Constantin Medien AG (a)	15,941	34,607
CropEnergies AG	9,235	49,659
CTS Eventim AG & Co. KGaA	17,775	559,182
Data Modul AG	138	7,111
DEAG Deutsche Entertainment AG (a)	2,049	6,126
Delticom AG (d)	1,562	29,405
Deutsche Beteiligungs AG	2,815	91,158
Deutsche Euroshop AG	6,674	271,825
Deutsche Pfandbriefbank AG	10,699	102,447
Deutz AG	35,346	198,600
Dialog Semiconductor plc (a)	22,851	963,646
DIC Asset AG	7,859	75,195
DMG Mori AG	14,118	640,141
Dr. Hoenle AG	2,084	61,557
Draegerwerk AG & Co. KGaA	1,062	72,634
Drillisch AG (d)	17,268	741,661
Duerr AG	8,529	684,322
Eckert & Ziegler AG	1,629	45,848
Elmos Semiconductor AG	7,336	109,434
ElringKlinger AG (d)	11,206	187,076
Euromicron AG (a)	2,048	12,600

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Evotec AG (a)	24,706	$193,565
Fielmann AG (d)	2,497	164,639
Francotyp-Postalia Holding AG	3,300	19,066
Fraport AG Frankfurt Airport Services Worldwide	3,441	203,242
Freenet AG	51,967	1,464,819
FUCHS Petrolub SE	4,292	166,855
Gerresheimer AG	9,821	728,928
Gerry Weber International AG (d)	9,842	113,591
Gesco AG	4,563	108,022
GFK SE	7,297	332,654
GFT Technologies SE	5,932	127,696
Grammer AG	7,596	380,067
GRENKE AG	1,704	266,783
H&R AG GmbH & Co. KGaA (a)	4,113	64,719
Hamburger Hafen und Logistik AG	8,624	160,402
Heidelberger Druckmaschinen AG (a)	100,140	266,887
Hella KGaA Hueck & Co.	2,951	111,202
HolidayCheck Group AG (a)	1,815	4,484
Hornbach Baumarkt AG	1,543	45,010
Hugo Boss AG	9,989	616,361
Indus Holding AG	13,812	750,316
Init Innovation In Traffic Systems AG	1,794	28,179
Isra Vision AG (d)	2,083	221,518
Jenoptik AG	19,047	328,902
K&S AG (d)	19,765	472,469
KION Group AG	12,333	685,421
Kloeckner & Co. SE (a)	38,909	484,739
Koenig & Bauer AG (a)	4,373	196,376
Kontron AG (a) (d)	21,842	65,477
Krones AG	5,091	465,245
KSB AG	103	40,455
KUKA AG (a)	8,843	1,068,675
KWS Saat SE	949	281,627
LANXESS AG	31,725	2,078,693
LEG Immobilien AG (a)	15,885	1,232,303
Leifheit AG	945	56,150
Leoni AG	12,471	443,415
LPKF Laser & Electronics AG (a) (d)	5,852	42,779
Manz AG (a)	1,272	44,134
Medigene AG (a)	3,423	42,855
MLP AG	20,985	92,185
MTU Aero Engines AG	14,899	1,718,904
MVV Energie AG	544	12,312
Nemetschek SE	12,828	745,999
Nexus AG	2,764	52,058
Nordex SE (a) (d)	23,261	499,516
Norma Group SE	10,781	459,423
OHB SE	2,315	45,189
OSRAM Licht AG	21,899	1,149,696
Patrizia Immobilien AG (a)	17,552	290,728
Pfeiffer Vacuum Technology AG	3,596	335,999
PNE Wind AG (d)	24,548	56,343
Progress-Werk Oberkirch AG	822	34,375
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	2,118	27,176
Puma SE	549	144,190
PVA TePla AG (a)	3,358	8,049

Germany—(Continued)
QSC AG	26,632	53,575
R Stahl AG	1,594	47,830
Rational AG (d)	795	354,359
Rheinmetall AG	12,940	869,446
Rhoen Klinikum AG	23,160	625,069
RIB Software AG	8,127	106,340
SAF-Holland S.A.	29,975	430,957
Salzgitter AG (d)	12,083	425,545
Schaltbau Holding AG (d)	2,118	68,305
SHW AG	2,013	69,156
Siltronic AG (a)	2,093	96,907
Sixt SE	8,854	474,875
SMA Solar Technology AG (d)	3,992	105,441
SMT Scharf AG (a)	831	12,127
Softing AG	1,971	26,629
Software AG	20,357	740,206
Solarworld AG (a)	348	890
Stada Arzneimittel AG	19,797	1,022,897
Stroeer SE & Co. KGaA (d)	8,451	370,145
Suedzucker AG	26,310	627,642
Surteco SE	1,501	37,231
Suss Microtec AG (a)	6,216	41,697
TAG Immobilien AG	39,448	518,552
Takkt AG	11,656	264,166
Technotrans AG	3,008	72,475
TLG Immobilien AG	6,129	115,295
Tom Tailor Holding AG (a)	6,389	34,811
VERBIO Vereinigte BioEnergie AG	2,621	19,958
Vossloh AG (a)	4,905	307,503
VTG AG	5,545	165,630
Wacker Chemie AG	2,424	251,973
Wacker Neuson SE	10,071	163,018
Washtec AG	3,397	176,870
XING AG	1,097	202,191

		40,543,210

Hong Kong—3.3%
Agritrade Resources, Ltd.	135,000	27,917
Alco Holdings, Ltd.	136,000	40,272
Allan International Holdings	20,000	4,844
Allied Group, Ltd.	22,000	112,064
Allied Properties HK, Ltd.	1,406,024	313,143
Anxian Yuan China Holdings, Ltd. (a)	420,000	5,336
Apac Resources, Ltd. (a)	472,173	6,496
Applied Development Holdings, Ltd. (a)	250,000	26,756
APT Satellite Holdings, Ltd.	164,250	78,819
Arts Optical International Holdings, Ltd.	16,000	6,107
Asia Financial Holdings, Ltd.	278,000	132,793
Asia Satellite Telecommunications Holdings, Ltd. (a)	58,500	72,875
Asia Standard International Group, Ltd.	370,000	75,211
ASM Pacific Technology, Ltd.	26,600	281,600
Associated International Hotels, Ltd.	14,000	38,004
Auto Italia Holdings (a)	175,000	2,713
BeijingWest Industries International, Ltd. (a)	41,200	10,209
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
BEP International Holdings, Ltd.	2,020,000	115,420

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Bonjour Holdings, Ltd.	615,000	$27,675
Bossini International Holdings, Ltd.	302,000	16,335
Bright Smart Securities & Commodities Group, Ltd.	96,000	31,287
Brightoil Petroleum Holdings, Ltd.	640,000	181,318
Brockman Mining, Ltd. (a)	2,516,770	43,068
Burwill Holdings, Ltd. (a)	1,566,000	51,148
Cafe de Coral Holdings, Ltd.	134,000	434,301
Cash Financial Services Group, Ltd. (a)	288,000	15,557
Century City International Holdings, Ltd.	616,000	42,748
CGN Mining Co., Ltd. (a)	145,000	11,005
Champion Technology Holdings, Ltd. (a)	1,233,093	22,625
Chen Hsong Holdings	150,000	37,483
Cheuk Nang Holdings, Ltd.	94,214	65,556
Chevalier International Holdings, Ltd.	75,139	115,176
China Billion Resources, Ltd. (a)	238,000	887
China Energy Development Holdings, Ltd. (a)	3,670,000	41,098
China Flavors & Fragrances Co., Ltd.	71,446	22,556
China Healthcare Enterprise Group, Ltd. (a)	160,000	2,306
China LNG Group, Ltd.	1,720,000	39,968
China Metal International Holdings, Inc.	198,000	62,414
China Motor Bus Co., Ltd.	1,200	13,801
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	705
China Star Entertainment, Ltd. (a)	126,000	7,742
China Strategic Holdings, Ltd. (a)	3,402,500	76,897
China Ting Group Holdings, Ltd.	318,550	19,224
Chinese Estates Holdings, Ltd.	21,000	36,536
Chinney Investment, Ltd.	8,000	1,783
Chong Hing Bank, Ltd.	7,000	13,524
Chow Sang Sang Holdings International, Ltd.	119,000	220,679
Chuang’s China Investments, Ltd.	511,500	31,241
Chuang’s Consortium International, Ltd.	446,357	83,282
CITIC Telecom International Holdings, Ltd.	467,000	140,149
CK Life Sciences International Holdings, Inc.	1,594,000	141,143
CNQC International Holdings, Ltd.	82,500	32,128
CNT Group, Ltd.	246,000	19,957
Common Splendor International Health Industry Group, Ltd. (a)	342,000	29,516
Continental Holdings, Ltd. (a)	220,000	3,668
Convoy Global Holdings, Ltd. (a)	1,314,000	39,009
CP Lotus Corp. (a)	1,750,000	31,711
Crocodile Garments (a)	216,000	28,350
Cross-Harbour Holdings, Ltd. (The)	119,000	171,858
CSI Properties, Ltd.	3,194,023	113,118
Dah Sing Banking Group, Ltd.	172,671	316,681
Dah Sing Financial Holdings, Ltd.	66,260	447,388
Dickson Concepts International, Ltd.	131,000	46,837
Eagle Nice International Holdings, Ltd.	120,000	33,744
EcoGreen International Group, Ltd.	118,800	25,512
Emperor Capital Group, Ltd.	540,000	47,820
Emperor Entertainment Hotel, Ltd.	235,000	55,251
Emperor International Holdings, Ltd.	565,250	128,093
Emperor Watch & Jewellery, Ltd. (a)	1,520,000	54,752
ENM Holdings, Ltd. (a)	556,000	41,181
EPI Holdings, Ltd. (a)	586,800	14,105
Esprit Holdings, Ltd. (a)	833,950	650,627
eSun Holdings, Ltd. (a)	400,000	36,073
Fairwood Holdings, Ltd.	34,500	125,833

Hong Kong—(Continued)
Far East Consortium International, Ltd.	683,913	291,237
Far East Holdings International, Ltd. (a)	150,000	17,308
First Pacific Co., Ltd.	74,000	51,685
Fountain SET Holdings, Ltd.	422,000	53,076
Future Bright Holdings, Ltd.	156,000	16,420
G-Resources Group, Ltd.	11,842,800	216,695
GCL New Energy Holdings, Ltd. (a)	1,406,000	82,087
Get Nice Financial Group, Ltd.	64,350	7,849
Get Nice Holdings, Ltd.	2,574,000	87,455
Giordano International, Ltd.	536,000	288,375
Global Brands Group Holding, Ltd. (a)	876,000	115,314
Glorious Sun Enterprises, Ltd.	393,000	48,894
Gold Peak Industries Holdings, Ltd.	277,714	26,156
Golden Resources Development International, Ltd.	370,000	20,461
Good Resources Holdings, Ltd. (a)	420,000	25,962
Great Eagle Holdings, Ltd.	44,000	209,550
Guangnan Holdings, Ltd.	264,000	31,993
Guoco Group, Ltd.	2,000	22,026
Guotai Junan International Holdings, Ltd. (d)	503,600	154,299
Haitong International Securities Group, Ltd.	428,289	244,258
Hanison Construction Holdings, Ltd.	148,009	26,672
Hao Tian Development Group, Ltd. (a)	858,000	31,437
Harbour Centre Development, Ltd.	88,000	161,056
HKBN, Ltd.	169,500	185,451
HKR International, Ltd. (a)	405,600	185,657
Hon Kwok Land Investment Co., Ltd.	140,000	54,602
Hong Kong Aircraft Engineering Co., Ltd.	8,800	58,725
Hong Kong Ferry Holdings Co., Ltd.	22,000	24,840
Hong Kong Television Network, Ltd. (a)	165,000	27,926
Hongkong & Shanghai Hotels (The)	21,000	23,274
Hongkong Chinese, Ltd.	866,000	151,272
Hopewell Holdings, Ltd.	70,000	240,966
Hsin Chong Construction Group, Ltd. (a)	918,000	41,978
Huarong Investment Stock Corp., Ltd. (a)	175,000	34,639
Hung Hing Printing Group, Ltd.	252,000	42,162
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	169,500
I-CABLE Communications, Ltd. (a)	177,000	17,784
Imagi International Holdings, Ltd. (a)	720,900	13,871
International Standard Resources Holdings, Ltd. (a)	1,782,000	22,961
iOne Holdings, Ltd. (a)	960,000	25,893
IPE Group, Ltd.	285,000	73,369
IRC, Ltd. (a)	760,000	31,720
IT, Ltd.	278,000	110,442
ITC Properties Group, Ltd.	99,556	40,192
Jinhui Holdings Co., Ltd. (a)	70,000	9,930
Johnson Electric Holdings, Ltd.	106,875	281,254
K Wah International Holdings, Ltd.	649,045	298,343
Kader Holdings Co., Ltd.	264,000	26,761
Kam Hing International Holdings, Ltd.	196,000	12,549
Kantone Holdings, Ltd. (a)	93,000	8,766
Karrie International Holdings, Ltd.	140,000	12,245
Keck Seng Investments	72,000	51,696
Kerry Logistics Network, Ltd.	107,000	134,754
Kingmaker Footwear Holdings, Ltd.	102,000	32,372
Kowloon Development Co., Ltd.	159,000	150,532

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Kwan On Holdings, Ltd. (a)	50,000	$13,830
L’sea Resources International Holdings, Ltd. (a)	360,000	4,617
Lai Sun Development Co., Ltd.	6,835,666	127,461
Lai Sun Garment International, Ltd.	498,800	103,483
Lam Soon Hong Kong, Ltd.	15,000	16,380
Landing International Development, Ltd. (a)	2,185,000	28,150
Landsea Green Properties Co., Ltd.	120,000	8,980
Lifestyle China Group, Ltd. (a)	161,500	38,528
Lifestyle International Holdings, Ltd.	161,500	207,264
Lippo China Resources, Ltd.	2,106,000	62,870
Lippo, Ltd.	122,000	71,328
Lisi Group Holdings, Ltd.	562,000	50,716
Liu Chong Hing Investment, Ltd.	86,000	114,882
Luen Thai Holdings, Ltd.	116,000	48,869
Luk Fook Holdings International, Ltd.	135,000	351,475
Luks Group Vietnam Holdings Co., Ltd.	68,000	24,432
Lung Kee Bermuda Holdings	116,000	38,846
Magnificent Hotel Investment, Ltd.	1,310,000	29,149
Man Sang International, Ltd. (a)	150,000	10,452
Man Wah Holdings, Ltd.	583,200	393,420
Mandarin Oriental International, Ltd.	7,700	9,814
Mason Financial Holdings, Ltd. (a)	2,250,000	53,569
Matrix Holdings, Ltd.	36,000	15,181
Melco International Development, Ltd.	140,000	189,362
Midland Holdings, Ltd. (a)	302,000	77,792
Midland IC&I, Ltd. (a)	1,510,000	8,720
Ming Fai International Holdings, Ltd.	145,000	22,943
Miramar Hotel & Investment	12,000	25,224
National Electronic Holdings, Ltd.	182,600	22,774
Neo-Neon Holdings, Ltd. (a)	322,500	47,655
NetMind Financial Holdings, Ltd. (a)	8,984,000	69,113
New Century Group Hong Kong, Ltd. (a)	912,000	16,323
New Times Energy Corp., Ltd. (a)	306,300	8,776
Newocean Energy Holdings, Ltd.	488,000	129,321
Next Digital, Ltd. (a)	414,000	19,795
Nine Express, Ltd. (a)	216,000	13,007
Noble Group, Ltd. (a)	2,264,400	263,586
O Luxe Holdings, Ltd. (a)	648,000	61,842
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	375,882	27,554
Orient Overseas International, Ltd.	45,000	186,219
Oriental Watch Holdings	271,600	52,337
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	6,431
Pacific Basin Shipping, Ltd. (a)	976,000	159,212
Pacific Textiles Holdings, Ltd.	187,000	202,263
Paliburg Holdings, Ltd.	328,000	102,592
Paradise Entertainment, Ltd. (a)	168,000	32,972
Pearl Oriental Oil, Ltd. (a)	404,000	13,796
Perfect Shape Beauty Technology, Ltd.	108,000	8,037
Pico Far East Holdings, Ltd.	468,000	143,478
Playmates Holdings, Ltd.	56,000	73,321
Playmates Toys, Ltd.	236,000	43,335
Polytec Asset Holdings, Ltd.	565,000	36,166
Public Financial Holdings, Ltd.	166,000	74,652
PYI Corp., Ltd. (a)	2,140,366	37,824
Quam, Ltd.	100,000	16,693
Regal Hotels International Holdings, Ltd.	402,000	220,250

Hong Kong—(Continued)
Rentian Technology Holdings, Ltd. (a)	180,000	12,500
Rivera Holdings, Ltd.	20,000	1,361
Sa Sa International Holdings, Ltd.	343,199	136,180
SAS Dragon Holdings, Ltd.	140,000	28,732
SEA Holdings, Ltd.	94,000	225,358
SEEC Media Group, Ltd. (a)	860,000	14,030
Shenwan Hongyuan HK, Ltd.	172,500	74,775
Shun Ho Property Investments, Ltd.	21,615	7,554
Shun Tak Holdings, Ltd. (a)	701,500	240,459
Silver Base Group Holdings, Ltd. (a)	633,000	37,890
Sincere Watch Hong Kong, Ltd. (a)	250,000	6,429
Sing Tao News Corp., Ltd.	276,000	35,909
Singamas Container Holdings, Ltd. (a)	786,000	84,825
SIS International Holdings	16,000	7,903
SITC International Holdings Co., Ltd.	223,000	135,305
Sitoy Group Holdings, Ltd.	111,000	28,918
Skyway Securities Group, Ltd. (a)	750,000	19,793
SmarTone Telecommunications Holdings, Ltd.	142,388	191,220
SOCAM Development, Ltd. (a)	179,876	60,484
Solomon Systech International, Ltd. (a)	920,000	39,388
Soundwill Holdings, Ltd.	50,000	90,732
South China Holdings Co., Ltd. (a)	1,240,000	63,125
Stella International Holdings, Ltd.	161,500	259,766
Stelux Holdings International, Ltd. (a)	260,500	17,736
Styland Holdings, Ltd.	460,000	11,876
Success Universe Group, Ltd. (a)	240,000	6,114
Sun Hing Vision Group Holdings, Ltd.	42,000	15,111
Sun Hung Kai & Co., Ltd.	322,440	199,199
Sunwah Kingsway Capital Holdings, Ltd.	310,000	5,634
TAI Cheung Holdings, Ltd.	232,000	203,391
Talent Property Group, Ltd. (a)	420,000	7,835
Tan Chong International, Ltd.	63,000	18,686
Tao Heung Holdings, Ltd.	204,000	50,478
TCL Display Technology Holdings, Ltd. (a)	136,000	12,594
Television Broadcasts, Ltd.	123,500	406,081
Texwinca Holdings, Ltd.	300,000	195,943
Titan Petrochemicals Group, Ltd. (a)	1,000,000	9,868
Tom Group, Ltd. (a)	118,000	26,714
Town Health International Medical Group, Ltd.	230,000	37,036
Tradelink Electronic Commerce, Ltd.	256,000	52,681
Transport International Holdings, Ltd.	132,000	374,738
Trinity, Ltd. (a)	466,000	34,905
TSC Group Holdings, Ltd. (a)	216,000	30,784
Tsui Wah Holdings, Ltd.	40,000	6,679
United Laboratories International Holdings, Ltd. (The) (a)	241,000	163,675
Universal Technologies Holdings, Ltd. (a)	120,000	5,184
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	1,148
Upbest Group, Ltd.	16,000	2,508
Value Convergence Holdings, Ltd. (a)	104,000	24,394
Value Partners Group, Ltd.	69,000	54,889
Valuetronics Holdings, Ltd.	48,900	17,545
Varitronix International, Ltd.	137,000	57,138
Vedan International Holdings, Ltd.	296,000	37,300
Victory City International Holdings, Ltd.	839,449	27,651
Vitasoy International Holdings, Ltd.	358,000	717,576
VS International Group, Ltd. (a)	160,000	6,156

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
VST Holdings, Ltd.	487,200	$170,291
VTech Holdings, Ltd.	41,500	554,160
Wai Kee Holdings, Ltd.	54,000	17,131
Win Hanverky Holdings, Ltd.	332,000	53,745
Winfull Group Holdings, Ltd. (a)	528,000	12,065
Wing On Co. International, Ltd.	46,000	141,418
Wing Tai Properties, Ltd.	280,000	168,573
Wonderful Sky Financial Group Holdings, Ltd.	44,000	11,795
Xinyi Glass Holdings, Ltd. (a)	826,000	671,919
Yat Sing Holdings, Ltd. (a)	160,000	81,366
Yeebo International Holdings, Ltd.	158,000	92,040
YGM Trading, Ltd.	46,000	43,417
Yugang International, Ltd.	1,466,000	27,985

		21,646,548

Ireland—0.8%
C&C Group plc	144,358	584,431
FBD Holdings plc (a)	10,350	75,026
Glanbia plc	37,294	619,421
Grafton Group plc	88,160	596,584
Greencore Group plc	365,753	1,112,001
IFG Group plc	44,002	81,608
Independent News & Media plc (a)	35,056	4,702
Irish Continental Group plc	22,664	107,265
Kingspan Group plc	44,238	1,199,403
Smurfit Kappa Group plc	13,745	315,128
Tarsus Group plc	3,274	11,423
UDG Healthcare plc	104,367	859,357

		5,566,349

Isle of Man—0.1%
GVC Holdings plc (a)	61,038	482,755
Paysafe Group plc (a)	51,693	235,284

		718,039

Israel—0.9%
ADO Group, Ltd. (a)	4,040	46,140
Africa Israel Investments, Ltd. (a)	64,935	9,721
Africa Israel Properties, Ltd.	4,653	79,610
Africa Israel Residences, Ltd.	880	17,063
Airport City, Ltd. (a)	25,014	249,135
Allot Communications, Ltd. (a)	10,216	49,152
Alrov Properties and Lodgings, Ltd.	5,057	109,653
Amot Investments, Ltd.	25,066	106,595
Ashtrom Properties, Ltd.	6,725	23,953
AudioCodes, Ltd. (a)	5,709	35,277
Avgol Industries 1953, Ltd.	9,099	10,936
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	21,259
Bayside Land Corp.	205	74,449
Big Shopping Centers, Ltd.	1,031	67,616
BioLine RX, Ltd. (a)	2,565	2,321
Blue Square Real Estate, Ltd.	767	29,272
Cellcom Israel, Ltd. (a)	13,058	105,045
Ceragon Networks, Ltd. (a)	14,799	36,946

Israel—(Continued)
Clal Biotechnology Industries, Ltd. (a)	17,579	10,942
Clal Insurance Enterprises Holdings, Ltd. (a)	7,114	91,219
Cohen Development & Industrial Buildings, Ltd. (a)	305	7,720
Compugen, Ltd. (a)	14,846	75,695
Delek Automotive Systems, Ltd.	10,535	93,114
Delta-Galil Industries, Ltd.	4,030	117,162
Direct Insurance Financial Investments, Ltd.	5,783	51,614
El Al Israel Airlines	54,306	35,933
Electra Consumer Products 1970, Ltd.	1,236	16,967
Electra, Ltd.	652	104,759
Elron Electronic Industries, Ltd.	7,585	35,207
Energix-Renewable Energies, Ltd.	13,559	8,377
Equital, Ltd. (a)	550	10,431
Evogene, Ltd. (a)	5,090	25,895
First International Bank of Israel, Ltd.	8,900	130,237
FMS Enterprises Migun, Ltd.	910	24,449
Formula Systems 1985, Ltd.	2,591	104,819
Fox Wizel, Ltd.	1,475	23,867
Gilat Satellite Networks, Ltd. (a)	7,707	38,895
Hadera Paper, Ltd. (a)	1,104	37,674
Hamlet Israel-Canada, Ltd.	203	2,947
Harel Insurance Investments & Financial Services, Ltd.	43,597	199,888
Hilan, Ltd.	2,216	33,367
IDI Insurance Co., Ltd.	630	30,488
Industrial Buildings Corp., Ltd.	39,465	47,186
Israel Discount Bank, Ltd. - Class A (a)	134,749	279,736
Israel Land Development Co., Ltd. (The)	3,950	21,080
Jerusalem Oil Exploration (a)	4,736	203,164
Kamada, Ltd. (a)	11,729	64,054
Kerur Holdings, Ltd.	931	24,116
Maabarot Products, Ltd.	3,435	53,214
Magic Software Enterprises, Ltd.	9,462	64,792
Matrix IT, Ltd.	14,215	113,434
Maytronics, Ltd.	7,834	30,029
Mazor Robotics, Ltd. (a)	11,491	127,255
Meitav DS Investments, Ltd.	5,193	23,877
Melisron, Ltd.	4,351	184,775
Menora Mivtachim Holdings, Ltd. (a)	11,310	102,722
Migdal Insurance & Financial Holding, Ltd. (a)	55,471	45,363
Mivtach Shamir Holdings, Ltd.	1,401	28,553
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	95,400
Neto ME Holdings, Ltd.	963	74,865
Nova Measuring Instruments, Ltd. (a)	9,293	124,214
Oil Refineries, Ltd. (a)	418,554	147,438
Ormat Technologies, Inc.	1	30
Partner Communications Co., Ltd. (a)	21,648	103,811
Paz Oil Co., Ltd.	1,481	217,214
Perion Network, Ltd. (a)	3,246	4,483
Phoenix Holdings, Ltd. (The) (a)	20,176	69,924
Plasson Industries, Ltd.	1,729	50,989
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	72,913
Sapiens International Corp. NV	6,702	95,527
Scope Metals Group, Ltd.	646	12,957
Shapir Engineering & Industry, Ltd.	13,184	28,659
Shikun & Binui, Ltd.	73,332	139,998
Shufersal, Ltd.	23,137	86,381
Space Communication, Ltd. (a)	2,951	18,584

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Strauss Group, Ltd.	6,965	$110,098
Summit Real Estate Holdings, Ltd. (a)	2,798	15,065
Tadiran Holdings, Ltd.	568	12,659
Tower Semiconductor, Ltd. (a)	12,319	233,052
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	1,303	24,796
Union Bank of Israel (a)	7,545	33,101

		5,571,317

Italy—3.7%
A2A S.p.A.	481,411	622,960
ACEA S.p.A.	23,394	284,206
Aeffe S.p.A. (a)	11,359	13,255
Amplifon S.p.A.	36,377	346,432
Anima Holding S.p.A.	16,529	89,710
Ansaldo STS S.p.A.	39,015	486,239
Arnoldo Mondadori Editore S.p.A. (a)	63,913	78,706
Ascopiave S.p.A.	28,294	81,100
Astaldi S.p.A.	20,559	116,798
Autogrill S.p.A.	44,414	401,209
Azimut Holding S.p.A.	40,582	675,919
Banca Carige S.p.A. (a)	156,432	52,303
Banca Finnat Euramerica S.p.A.	50,851	19,892
Banca Generali S.p.A.	19,591	466,991
Banca IFIS S.p.A.	7,714	210,761
Banca Mediolanum S.p.A.	39,203	281,599
Banca Popolare dell’Emilia Romagna SC	202,667	1,078,180
Banca Popolare dell’Etruria e del Lazio SC (a) (b) (c) (d)	91,952	0
Banca Popolare di Milano Scarl	1,819,630	685,978
Banca Popolare di Sondrio Scarl	173,614	571,180
Banca Profilo S.p.A.	117,883	21,529
Banco di Desio e della Brianza S.p.A.	20,306	41,998
Banco Popolare SC	105,433	254,252
BasicNet S.p.A.	13,493	47,571
Biesse S.p.A.	6,021	121,068
Brembo S.p.A.	9,033	546,361
Brunello Cucinelli S.p.A.	8,151	174,498
Buzzi Unicem S.p.A.	30,820	729,324
Cairo Communication S.p.A.	24,474	98,060
Caltagirone Editore S.p.A. (a)	6,273	4,853
Cementir Holding S.p.A.	31,117	137,579
Cerved Information Solutions S.p.A.	44,102	365,464
CIR-Compagnie Industriali Riunite S.p.A.	201,871	219,402
Credito Emiliano S.p.A.	44,882	269,263
Credito Valtellinese SC	463,264	181,429
Danieli & C Officine Meccaniche S.p.A.	4,846	98,451
Datalogic S.p.A.	9,916	194,992
Davide Campari-Milano S.p.A.	106,679	1,042,748
De’Longhi S.p.A.	16,896	401,245
DeA Capital S.p.A.	18,071	22,788
DiaSorin S.p.A.	6,863	406,279
Ei Towers S.p.A. (a)	7,035	379,032
El.En. S.p.A.	5,028	124,205
ERG S.p.A.	21,603	231,782
Esprinet S.p.A.	18,719	139,440
Eurotech S.p.A. (a) (d)	13,076	20,840

Italy—(Continued)
Falck Renewables S.p.A.	34,815	33,844
Fincantieri S.p.A. (a)	79,520	39,542
FNM S.p.A.	55,327	28,753
Geox S.p.A.	42,620	99,100
Gruppo Editoriale L’Espresso S.p.A. (a)	75,580	58,739
Gruppo MutuiOnline S.p.A.	5,404	48,054
Hera S.p.A.	231,619	533,794
IMMSI S.p.A.	100,436	39,063
Industria Macchine Automatiche S.p.A.	5,461	331,029
Infrastrutture Wireless Italiane S.p.A.	24,893	115,273
Intek Group S.p.A. (a)	80,757	17,371
Interpump Group S.p.A.	28,206	461,450
Iren S.p.A.	231,134	378,382
Italgas S.p.A. (a)	28,211	111,005
Italmobiliare S.p.A.	4,262	200,220
Juventus Football Club S.p.A. (a)	147,435	46,709
La Doria S.p.A.	3,877	36,586
Maire Tecnimont S.p.A.	35,567	96,433
MARR S.p.A.	13,428	245,078
Mediaset S.p.A.	192,042	829,968
Moncler S.p.A.	22,813	396,756
Nice S.p.A.	9,890	26,518
Parmalat S.p.A.	26,712	83,283
Piaggio & C S.p.A.	71,430	119,128
Prelios S.p.A. (a)	54,976	5,326
Prima Industrie S.p.A.	1,853	30,842
Prysmian S.p.A.	75,002	1,925,253
Recordati S.p.A.	33,633	952,640
Reno de Medici S.p.A.	29,538	9,483
Reply S.p.A.	1,999	248,481
Retelit S.p.A. (a)	36,769	41,370
Sabaf S.p.A.	3,059	33,516
SAES Getters S.p.A.	1,416	17,739
Safilo Group S.p.A. (a)	10,142	84,942
Saipem S.p.A. (a)	747,418	418,204
Salini Impregilo S.p.A.	70,140	221,489
Salvatore Ferragamo S.p.A.	16,352	385,923
Saras S.p.A.	134,526	242,857
SAVE S.p.A.	5,376	98,146
Snai S.p.A. (a)	21,135	29,177
Societa Cattolica di Assicurazioni S.c.r.l.	63,558	372,454
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	221,328
Sogefi S.p.A. (a)	24,822	63,550
SOL S.p.A.	11,001	92,231
Tamburi Investment Partners S.p.A.	14,397	54,545
Tiscali S.p.A. (a)	802,477	38,394
Tod’s S.p.A. (d)	3,954	257,072
Trevi Finanziaria Industriale S.p.A. (a)	31,414	32,419
TXT e-solutions S.p.A.	1,815	14,322
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unione di Banche Italiane S.p.A.	6,735	18,512
Unipol Gruppo Finanziario S.p.A.	126,457	455,338
UnipolSai S.p.A.	34,177	72,966
Vittoria Assicurazioni S.p.A.	12,164	129,824
Yoox Net-A-Porter Group S.p.A. (a)	21,096	595,915
Zignago Vetro S.p.A.	11,476	66,681

		24,444,888

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—24.2%
A&A Material Corp.	12,000	$13,122
A&D Co., Ltd.	3,000	11,998
A/S One Corp.	4,100	170,183
Accordia Golf Co., Ltd.	19,200	196,795
Achilles Corp.	6,500	87,153
Adastria Co., Ltd.	9,240	238,436
ADEKA Corp.	34,600	469,336
Advan Co., Ltd.	8,300	85,319
Advanex, Inc.	900	12,564
Aeon Delight Co., Ltd.	3,900	108,597
Aeon Fantasy Co., Ltd.	2,400	65,550
Aeon Hokkaido Corp.	2,600	13,113
AGORA Hospitality Group Co., Ltd. (a)	27,000	9,000
Agro-Kanesho Co., Ltd.	3,500	36,344
Ahresty Corp.	9,200	103,128
Ai Holdings Corp.	12,200	242,233
Aica Kogyo Co., Ltd.	17,200	452,964
Aichi Bank, Ltd. (The)	4,100	229,583
Aichi Corp.	10,800	75,588
Aichi Steel Corp.	4,300	179,532
Aichi Tokei Denki Co., Ltd.	1,900	60,097
Aida Engineering, Ltd.	20,700	195,907
Aigan Co., Ltd.	6,600	10,995
Ain Holdings, Inc.	2,300	152,024
Aiphone Co., Ltd.	6,800	113,983
Airport Facilities Co., Ltd.	7,500	36,843
Aisan Industry Co., Ltd.	10,400	88,861
Aizawa Securities Co., Ltd.	13,800	77,307
Akebono Brake Industry Co., Ltd. (a)	32,600	84,199
Akita Bank, Ltd. (The)	79,000	255,010
Alconix Corp.	3,200	45,596
Alinco, Inc.	5,800	52,141
Alpen Co., Ltd.	7,000	125,528
Alpha Corp.	2,200	21,211
Alpha Systems, Inc.	3,940	62,698
Alpine Electronics, Inc.	16,600	215,080
Alps Logistics Co., Ltd.	8,200	47,348
Altech Corp.	2,600	55,001
Amano Corp.	21,000	368,197
Amiyaki Tei Co., Ltd.	1,100	36,688
Amuse, Inc.	3,600	55,378
Anabuki Kosan, Inc.	400	9,059
Anest Iwata Corp.	10,400	101,843
Anicom Holdings, Inc.	2,100	43,576
Anritsu Corp.	48,800	262,674
AOI Electronics Co., Ltd.	1,100	28,481
AOI Pro, Inc. (b)	4,700	35,026
AOKI Holdings, Inc.	15,900	195,153
Aomori Bank, Ltd. (The)	94,000	314,490
Aoyama Trading Co., Ltd.	17,900	622,576
Arakawa Chemical Industries, Ltd.	7,200	114,676
Arata Corp.	4,600	103,874
Araya Industrial Co., Ltd.	26,000	35,322
Arcland Sakamoto Co., Ltd.	11,700	135,756
Arcs Co., Ltd.	13,364	300,600
Ardepro Co., Ltd.	15,000	20,057
Argo Graphics, Inc.	2,800	56,249

Japan—(Continued)
Ariake Japan Co., Ltd.	5,700	303,918
Arisawa Manufacturing Co., Ltd.	14,300	78,640
Arrk Corp. (a)	22,600	22,782
Artnature, Inc.	5,000	30,211
Asahi Broadcasting Corp.	2,400	14,337
Asahi Co., Ltd.	4,500	49,465
Asahi Diamond Industrial Co., Ltd.	21,200	154,303
Asahi Holdings, Inc.	9,000	156,189
Asahi Kogyosha Co., Ltd.	2,700	67,323
Asahi Net, Inc.	5,000	20,933
Asahi Printing Co., Ltd.	200	4,483
ASAHI YUKIZAI Corp.	34,000	63,230
Asahipen Corp.	4,000	6,016
Asanuma Corp.	24,000	78,501
Asatsu-DK, Inc.	12,800	309,308
Asax Co., Ltd.	1,800	24,993
Ashimori Industry Co., Ltd.	24,000	32,812
ASKA Pharmaceutical Co., Ltd.	7,500	109,401
ASKUL Corp.	1,500	51,232
Asunaro Aoki Construction Co., Ltd.	8,000	53,449
Ateam, Inc.	600	11,811
Atom Corp.	11,100	68,340
Atsugi Co., Ltd.	88,000	93,910
Autobacs Seven Co., Ltd.	22,700	340,242
Avex Group Holdings, Inc.	12,000	172,390
Awa Bank, Ltd. (The)	82,000	502,237
Axell Corp.	3,800	31,733
Axial Retailing, Inc.	5,100	175,104
Azbil Corp.	1,600	44,930
Bando Chemical Industries, Ltd.	18,200	161,094
Bank of Iwate, Ltd. (The)	7,200	289,636
Bank of Kochi, Ltd. (The)	16,000	18,132
Bank of Nagoya, Ltd. (The)	7,100	250,968
Bank of Okinawa, Ltd. (The)	9,760	355,404
Bank of Saga, Ltd. (The)	67,000	171,098
Bank of the Ryukyus, Ltd.	15,800	206,729
Belc Co., Ltd.	2,800	107,825
Belluna Co., Ltd.	21,900	134,651
Benefit One, Inc.	5,400	133,590
Best Denki Co., Ltd.	30,400	39,742
Bic Camera, Inc.	23,500	214,884
Biofermin Pharmaceutical Co., Ltd.	500	12,482
BML, Inc.	7,600	180,842
Bookoff Corp.	4,700	31,617
BP Castrol KK	2,600	30,838
Broadleaf Co., Ltd.	10,200	54,899
BRONCO BILLY Co., Ltd.	2,400	60,085
Bull-Dog Sauce Co., Ltd.	600	10,929
Bunka Shutter Co., Ltd.	19,000	146,314
C Uyemura & Co., Ltd.	2,800	121,977
CAC Holdings Corp.	6,200	46,826
Calsonic Kansei Corp.	49,000	748,942
Can Do Co., Ltd.	3,500	52,769
Canare Electric Co., Ltd.	800	14,397
Canon Electronics, Inc.	7,400	111,287
Capcom Co., Ltd.	14,000	328,694
Carlit Holdings Co., Ltd.	7,300	34,619

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Cawachi, Ltd.	5,700	$141,948
Central Glass Co., Ltd.	75,000	348,944
Central Security Patrols Co., Ltd.	3,300	59,164
Central Sports Co., Ltd.	2,600	61,934
Chiba Kogyo Bank, Ltd. (The)	16,000	80,798
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	32,081
CHIMNEY Co., Ltd.	1,400	34,419
Chino Corp.	4,000	37,392
Chiyoda Co., Ltd.	7,000	165,567
Chiyoda Corp.	6,000	41,474
Chiyoda Integre Co., Ltd.	5,300	106,671
Chofu Seisakusho Co., Ltd.	5,700	127,804
Chori Co., Ltd.	5,000	75,007
Chubu Shiryo Co., Ltd.	10,400	90,162
Chudenko Corp.	8,600	189,460
Chuetsu Pulp & Paper Co., Ltd.	35,000	71,193
Chugai Mining Co., Ltd. (a)	68,200	16,904
Chugai Ro Co., Ltd.	29,000	55,673
Chugoku Marine Paints, Ltd.	22,000	161,640
Chukyo Bank, Ltd. (The)	5,700	114,286
Chuo Gyorui Co., Ltd.	2,000	4,739
Chuo Spring Co., Ltd.	19,000	51,498
Ci:z Holdings Co., Ltd.	7,500	210,934
Citizen Watch Co., Ltd.	25,600	152,670
CKD Corp.	20,900	236,486
Clarion Co., Ltd.	34,000	121,613
Cleanup Corp.	9,700	78,448
CMIC Holdings Co., Ltd.	3,900	50,338
CMK Corp. (a)	24,300	142,910
Cocokara fine, Inc.	5,700	208,900
COLOPL, Inc.	6,700	56,768
Colowide Co., Ltd.	17,000	282,312
Computer Engineering & Consulting, Ltd.	5,200	82,282
Computer Institute of Japan, Ltd.	2,000	9,026
CONEXIO Corp.	7,900	100,714
COOKPAD, Inc. (a) (d)	12,600	115,676
Corona Corp.	8,500	83,477
Cosel Co., Ltd.	9,900	105,482
Cosmo Energy Holdings Co., Ltd.	21,800	305,784
Cosmos Initia Co., Ltd.	3,500	11,784
Create Medic Co., Ltd.	1,800	14,730
Create SD Holdings Co., Ltd.	8,300	177,494
Cresco, Ltd.	2,000	40,857
CROOZ, Inc.	1,400	32,850
CTI Engineering Co., Ltd.	5,900	52,430
D.A. Consortium Holdings, Inc. (a)	7,600	56,676
Dai Nippon Toryo Co., Ltd.	47,000	95,136
Dai-Dan Co., Ltd.	14,000	116,776
Dai-ichi Seiko Co., Ltd.	4,000	44,918
Daibiru Corp.	19,800	169,031
Daido Kogyo Co., Ltd.	10,000	22,377
Daido Metal Co., Ltd.	11,200	111,423
Daido Steel Co., Ltd.	36,000	148,749
Daidoh, Ltd.	13,700	47,678
Daifuku Co., Ltd.	8,500	180,414
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	54,683
Daihen Corp.	36,000	221,939

Japan—(Continued)
Daiho Corp.	25,000	118,078
Daiichi Jitsugyo Co., Ltd.	20,000	114,295
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	34,125
Daiichikosho Co., Ltd.	2,100	82,527
Daiken Corp.	4,800	84,294
Daiken Medical Co., Ltd.	4,400	30,194
Daiki Aluminium Industry Co., Ltd.	9,000	38,807
Daikoku Denki Co., Ltd.	2,700	41,337
Daikokutenbussan Co., Ltd.	1,900	79,767
Daikokuya Holdings Co., Ltd. (a)	21,000	15,608
Daikyo, Inc.	115,000	230,014
Daikyonishikawa Corp.	4,100	52,472
Dainichi Co., Ltd.	4,100	24,896
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	31,000	166,323
Daio Paper Corp.	25,300	267,190
Daisan Bank, Ltd. (The)	8,400	130,453
Daiseki Co., Ltd.	10,700	219,096
Daiseki Eco. Solution Co., Ltd.	2,000	24,559
Daishi Bank, Ltd. (The)	133,000	595,770
Daishinku Corp.	3,600	43,909
Daisue Construction Co., Ltd.	2,300	18,771
Daisyo Corp.	4,100	55,692
Daito Bank, Ltd. (The)	59,000	84,200
Daito Electron Co., Ltd.	800	6,398
Daito Pharmaceutical Co., Ltd.	3,960	76,049
Daiwa Industries, Ltd.	11,000	83,302
Daiwabo Holdings Co., Ltd.	73,000	178,451
DCM Holdings Co., Ltd.	37,900	336,361
Denka Co., Ltd.	24,000	105,653
Denki Kogyo Co., Ltd.	21,000	102,733
Denyo Co., Ltd.	4,800	64,955
Descente, Ltd.	13,700	157,372
Digital Arts, Inc.	500	11,281
Dip Corp.	4,100	84,669
DKK-Toa Corp.	2,200	9,968
DKS Co., Ltd.	18,000	57,220
DMG Mori Co., Ltd.	23,500	284,283
DMW Corp.	700	10,976
Doshisha Co., Ltd.	8,200	147,093
Doutor Nichires Holdings Co., Ltd.	11,500	211,017
DSB Co., Ltd.	5,300	28,258
DTS Corp.	6,600	140,392
Dunlop Sports Co., Ltd.	4,900	43,270
Duskin Co., Ltd.	14,900	305,887
Dydo Drinco, Inc.	2,700	140,270
Dynic Corp.	16,000	24,068
Eagle Industry Co., Ltd.	7,800	103,426
Earth Chemical Co., Ltd.	2,700	109,706
Ebara Jitsugyo Co., Ltd.	3,500	40,220
EDION Corp.	30,800	288,615
eGuarantee, Inc.	1,200	25,381
Ehime Bank, Ltd. (The) (d)	13,600	160,173
Eidai Co., Ltd.	14,000	60,695
Eighteenth Bank, Ltd. (The)	70,000	208,665
Eiken Chemical Co., Ltd.	4,600	120,927
Eizo Corp.	6,300	187,275

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Elecom Co., Ltd.	5,100	$85,399
Elematec Corp.	4,000	62,172
EM Systems Co., Ltd.	1,800	24,742
en-japan, Inc.	6,800	121,188
Endo Lighting Corp.	2,600	19,444
Enplas Corp.	3,400	99,801
Enshu, Ltd. (a)	23,000	19,459
EPS Holdings, Inc.	7,900	91,928
ESPEC Corp.	9,100	103,984
Excel Co., Ltd.	2,500	32,704
Exedy Corp.	12,400	348,281
F-Tech, Inc.	3,600	40,413
F@N Communications, Inc.	9,600	60,773
Faith, Inc.	2,680	28,031
FALCO HOLDINGS Co., Ltd.	3,100	38,989
FamilyMart UNY Holdings Co., Ltd.	1	66
Fancl Corp.	5,300	74,021
FCC Co., Ltd.	12,600	226,128
FDK Corp. (a)	25,000	20,718
Feed One Co., Ltd.	65,080	86,213
Ferrotec Corp.	12,700	164,439
FIDEA Holdings Co., Ltd.	62,510	111,556
Fields Corp.	6,000	69,560
Financial Products Group Co., Ltd.	20,000	173,012
FINDEX, Inc.	3,900	31,499
First Juken Co., Ltd.	3,400	43,756
Foster Electric Co., Ltd.	8,800	166,094
FP Corp.	3,100	142,045
France Bed Holdings Co., Ltd.	11,300	89,702
Freund Corp.	2,400	32,192
FTGroup Co., Ltd.	1,500	9,079
Fudo Tetra Corp.	60,300	105,645
Fuji Co., Ltd.	7,300	151,703
Fuji Corp., Ltd.	8,600	55,249
Fuji Kiko Co., Ltd.	7,600	32,194
Fuji Kosan Co., Ltd.	4,600	17,844
Fuji Kyuko Co., Ltd.	13,000	119,925
Fuji Oil Co., Ltd. (a)	21,100	68,698
Fuji Oil Holdings, Inc.	21,300	418,033
Fuji Pharma Co., Ltd.	2,800	64,603
Fuji Seal International, Inc.	14,000	298,460
Fuji Soft, Inc.	7,300	171,923
Fujibo Holdings, Inc.	3,700	104,979
Fujicco Co., Ltd.	7,100	146,483
Fujikura Kasei Co., Ltd.	9,500	53,283
Fujikura Rubber, Ltd.	5,800	32,837
Fujikura, Ltd.	106,000	574,323
Fujimi, Inc.	7,000	130,774
Fujimori Kogyo Co., Ltd.	4,800	119,419
Fujisash Co., Ltd.	24,500	20,909
Fujishoji Co., Ltd.	1,300	14,453
Fujita Kanko, Inc.	8,000	24,057
Fujitec Co., Ltd.	21,000	245,685
Fujitsu Frontech, Ltd.	4,500	56,445
Fujitsu General, Ltd.	2,000	42,334
Fujiya Co., Ltd. (a)	5,000	9,149
FuKoKu Co., Ltd.	5,100	40,531

Japan—(Continued)
Fukuda Corp.	10,000	95,950
Fukui Bank, Ltd. (The)	109,000	274,422
Fukui Computer Holdings, Inc.	600	14,923
Fukushima Bank, Ltd. (The)	112,000	93,032
Fukushima Industries Corp.	4,600	132,310
Fukuyama Transporting Co., Ltd. (d)	53,000	299,965
FULLCAST Holdings Co., Ltd.	4,300	35,402
Fumakilla, Ltd.	5,000	30,480
Funai Electric Co., Ltd.	7,900	62,078
Funai Soken Holdings, Inc.	7,780	122,093
Furukawa Battery Co., Ltd.	5,000	31,623
Furukawa Co., Ltd.	105,000	190,877
Furukawa Electric Co., Ltd.	23,200	677,833
Furuno Electric Co., Ltd.	10,500	75,620
Furusato Industries, Ltd.	4,600	66,721
Furuya Metal Co., Ltd.	1,700	24,200
Fuso Chemical Co., Ltd.	4,000	85,781
Fuso Pharmaceutical Industries, Ltd.	3,100	73,724
Futaba Corp.	10,200	170,690
Futaba Industrial Co., Ltd.	23,600	137,619
Future Corp.	8,400	51,956
Fuyo General Lease Co., Ltd.	8,000	381,786
G-Tekt Corp.	7,700	148,980
Gakken Holdings Co., Ltd.	23,000	62,546
GCA Corp.	4,900	34,403
Gecoss Corp.	6,400	60,607
Genki Sushi Co., Ltd.	1,600	28,832
Genky Stores, Inc.	1,200	57,799
Geo Holdings Corp.	13,500	157,091
GLOBERIDE, Inc.	3,500	57,782
Glory, Ltd.	5,700	179,608
GMO Click Holdings, Inc.	1,800	13,311
GMO internet, Inc.	20,400	259,525
GMO Payment Gateway, Inc.	2,600	115,498
Godo Steel, Ltd.	5,000	90,261
Goldcrest Co., Ltd.	8,230	147,850
Grandy House Corp.	3,600	12,336
Gree, Inc.	26,400	139,159
GSI Creos Corp.	28,000	29,672
Gun-Ei Chemical Industry Co., Ltd.	2,400	68,327
Gunze, Ltd.	69,000	229,245
Gurunavi, Inc.	8,500	167,969
H-One Co., Ltd.	6,000	54,417
Hagihara Industries, Inc.	2,900	64,360
Hakudo Co., Ltd.	500	6,027
Hakuto Co., Ltd.	7,100	63,109
Hakuyosha Co., Ltd.	800	18,329
Hamakyorex Co., Ltd.	5,600	103,770
Hanwa Co., Ltd.	69,000	450,664
Happinet Corp.	5,000	54,401
Hard Off Corp. Co., Ltd.	3,700	38,765
Harima Chemicals Group, Inc.	7,100	45,466
Haruyama Trading Co., Ltd.	5,400	39,620
Hazama Ando Corp.	54,490	358,948
Heiwa Corp.	200	4,575
Heiwa Real Estate Co., Ltd.	16,900	229,492
Heiwado Co., Ltd.	11,200	263,464

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
HI-LEX Corp.	7,700	$193,930
Hibiya Engineering, Ltd.	8,700	123,154
Hiday Hidaka Corp.	4,039	96,232
Himaraya Co., Ltd.	2,600	18,924
Hioki EE Corp.	2,300	41,327
Hiramatsu, Inc.	8,300	47,669
Hirano Tecseed Co., Ltd.	500	4,953
HIS Co., Ltd.	1,400	36,575
Hisaka Works, Ltd.	11,000	82,670
Hitachi Koki Co., Ltd.	19,600	246,408
Hitachi Kokusai Electric, Inc.	14,600	304,448
Hitachi Maxell, Ltd.	900	15,308
Hitachi Transport System, Ltd.	9,600	194,505
Hitachi Zosen Corp.	61,600	321,585
Hochiki Corp.	8,800	107,240
Hodogaya Chemical Co., Ltd.	2,800	64,328
Hogy Medical Co., Ltd.	4,400	271,150
Hokkaido Electric Power Co., Inc.	35,000	273,028
Hokkaido Gas Co., Ltd.	27,000	63,694
Hokkan Holdings, Ltd.	25,000	100,358
Hokko Chemical Industry Co., Ltd.	8,000	30,278
Hokkoku Bank, Ltd. (The)	109,000	387,013
Hokuetsu Bank, Ltd. (The)	9,600	216,762
Hokuetsu Industries Co., Ltd.	7,000	47,489
Hokuetsu Kishu Paper Co., Ltd.	51,800	292,725
Hokuriku Electric Industry Co., Ltd.	28,000	32,057
Hokuriku Electrical Construction Co., Ltd.	3,000	21,869
Hokuriku Gas Co., Ltd.	1,000	23,564
Hokuto Corp.	7,100	128,006
Honeys Co., Ltd.	6,930	72,022
Hoosiers Holdings Co., Ltd.	12,700	65,852
Horiba, Ltd.	7,800	360,224
Hosiden Corp.	20,000	161,411
Hosokawa Micron Corp.	11,000	70,888
House Foods Group, Inc.	3,300	68,299
Howa Machinery, Ltd.	5,700	29,874
Hurxley Corp.	800	7,757
Hyakugo Bank, Ltd. (The)	94,000	380,862
Hyakujushi Bank, Ltd. (The)	107,000	362,591
I-Net Corp.	3,520	32,669
Ibiden Co., Ltd.	5,700	76,479
IBJ Leasing Co., Ltd.	7,200	160,625
Ichibanya Co., Ltd.	1,000	31,860
Ichigo, Inc.	35,900	132,711
Ichiken Co., Ltd.	12,000	43,973
Ichikoh Industries, Ltd.	16,000	51,353
ICHINEN HOLDINGS Co., Ltd.	7,400	72,266
Ichiyoshi Securities Co., Ltd.	12,600	96,482
Icom, Inc.	3,800	73,505
Idec Corp.	11,300	105,378
IDOM, Inc.	20,400	112,222
Ihara Chemical Industry Co., Ltd.	13,500	130,236
Iino Kaiun Kaisha, Ltd.	32,200	126,657
IJT Technology Holdings Co., Ltd.	9,000	35,311
Ikegami Tsushinki Co., Ltd.	30,000	42,524
Imagica Robot Holdings, Inc.	4,500	26,450
Imasen Electric Industrial	7,200	61,613

Japan—(Continued)
Imperial Hotel, Ltd.	1,300	23,070
Inaba Denki Sangyo Co., Ltd.	8,100	278,334
Inaba Seisakusho Co., Ltd.	2,100	24,152
Inabata & Co., Ltd.	17,700	194,620
Inageya Co., Ltd.	11,200	141,677
Ines Corp.	13,900	144,578
Infocom Corp.	4,000	56,448
Infomart Corp.	4,200	24,524
Information Services International-Dentsu, Ltd.	4,300	65,711
Innotech Corp.	10,300	50,589
Intage Holdings, Inc.	6,700	113,295
Internet Initiative Japan, Inc.	9,800	147,703
Inui Global Logistics Co., Ltd.	5,355	45,107
Iriso Electronics Co., Ltd.	2,500	142,893
Ise Chemicals Corp.	5,000	21,100
Iseki & Co., Ltd.	74,000	142,063
Ishihara Sangyo Kaisha, Ltd. (a)	12,200	95,116
Ishii Iron Works Co., Ltd.	900	14,226
Ishizuka Glass Co., Ltd.	5,000	8,353
IT Holdings Corp.	25,700	548,733
Itfor, Inc.	10,300	55,592
Itochu Enex Co., Ltd.	19,400	152,265
Itochu-Shokuhin Co., Ltd.	2,400	89,638
Itoham Yonekyu Holdings, Inc. (a)	11,178	103,361
Itoki Corp.	17,500	110,394
IwaiCosmo Holdings, Inc.	7,900	73,905
Iwaki & Co., Ltd.	14,000	26,814
Iwasaki Electric Co., Ltd.	25,000	39,951
Iwatani Corp.	58,000	308,134
Iwatsuka Confectionery Co., Ltd.	500	17,467
Izutsuya Co., Ltd. (a)	4,700	15,941
J-Oil Mills, Inc.	4,000	136,159
Jafco Co., Ltd.	6,400	209,339
Jalux, Inc.	2,400	41,138
Jamco Corp. (d)	3,400	69,929
Janome Sewing Machine Co., Ltd. (a)	7,099	48,477
Japan Aviation Electronics Industry, Ltd.	7,000	98,399
Japan Digital Laboratory Co., Ltd.	1,800	36,972
Japan Display, Inc. (a)	60,000	169,659
Japan Drilling Co., Ltd.	2,100	43,692
Japan Foundation Engineering Co., Ltd.	10,200	30,938
Japan Material Co., Ltd.	1,000	15,438
Japan Medical Dynamic Marketing, Inc.	3,000	21,184
Japan Oil Transportation Co., Ltd.	100	2,072
Japan Petroleum Exploration Co., Ltd.	6,000	133,030
Japan Property Management Center Co., Ltd.	2,000	22,196
Japan Pulp & Paper Co., Ltd.	46,000	144,653
Japan Radio Co., Ltd.	4,000	47,851
Japan Steel Works, Ltd. (The)	23,200	410,613
Japan Transcity Corp.	29,000	105,836
Japan Wool Textile Co., Ltd. (The)	23,000	170,964
Jastec Co., Ltd.	5,100	46,005
JBCC Holdings, Inc.	7,000	45,411
JCU Corp.	1,600	77,254
Jeol, Ltd.	26,000	113,203
Jimoto Holdings, Inc.	67,900	114,829
Jin Co., Ltd.	4,200	192,742

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
JK Holdings Co., Ltd.	5,600	$28,021
JMS Co., Ltd.	15,000	38,854
Joban Kosan Co., Ltd. (d)	1,700	23,217
Joshin Denki Co., Ltd.	21,000	177,604
JP-Holdings, Inc.	17,900	38,999
JSP Corp.	5,100	118,471
Juki Corp.	11,200	101,004
Juroku Bank, Ltd. (The)	131,000	458,324
Justsystems Corp.	9,700	93,703
JVC Kenwood Corp.	53,300	145,198
K&O Energy Group, Inc.	6,700	105,390
K’s Holdings Corp.	5,700	99,679
kabu.com Securities Co., Ltd.	47,800	164,771
Kadokawa Dwango (a)	12,508	180,380
Kaga Electronics Co., Ltd.	7,200	116,351
Kakiyasu Honten Co., Ltd.	3,800	62,806
Kameda Seika Co., Ltd.	4,100	187,098
Kamei Corp.	12,500	127,406
Kanaden Corp.	9,700	88,146
Kanagawa Chuo Kotsu Co., Ltd.	18,000	112,165
Kanamoto Co., Ltd.	8,800	232,655
Kandenko Co., Ltd.	37,000	333,086
Kanematsu Corp.	149,000	250,638
Kanematsu Electronics, Ltd.	4,300	92,013
Kanemi Co., Ltd.	100	2,934
Kansai Urban Banking Corp.	11,000	136,974
Kanto Denka Kogyo Co., Ltd.	15,000	134,993
Kappa Create Co., Ltd.	1,200	13,412
Kasai Kogyo Co., Ltd.	8,600	101,792
Katakura & Co-op Agri Corp.	8,000	15,659
Katakura Industries Co., Ltd.	10,400	121,409
Kato Sangyo Co., Ltd.	7,100	165,865
Kato Works Co., Ltd.	3,800	98,514
Kawada Technologies, Inc.	1,500	101,115
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	51,249
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	17,545
Kawasaki Kisen Kaisha, Ltd. (d)	122,000	275,431
Kawasumi Laboratories, Inc.	4,900	28,365
Keihanshin Building Co., Ltd.	14,500	75,715
Keihin Co., Ltd./Minato-Ku Tokyo Japan	23,000	30,070
Keihin Corp.	15,600	272,677
Keiyo Bank, Ltd. (The)	109,000	492,912
Keiyo Co., Ltd.	14,400	68,923
Kenko Mayonnaise Co., Ltd.	3,200	90,283
KEY Coffee, Inc.	6,700	124,691
KFC Holdings Japan, Ltd.	4,000	65,589
Kimoto Co., Ltd.	14,900	31,750
Kimura Chemical Plants Co., Ltd.	3,300	9,427
King Jim Co., Ltd.	5,800	41,864
Kinki Sharyo Co., Ltd. (The)	1,200	26,835
Kintetsu Department Store Co., Ltd. (a)	19,000	56,434
Kintetsu World Express, Inc.	10,800	149,415
Kissei Pharmaceutical Co., Ltd.	8,100	201,557
Kita-Nippon Bank, Ltd. (The)	4,000	106,651
Kitagawa Iron Works Co., Ltd.	3,100	60,365
Kitamura Co., Ltd.	3,700	25,563
Kitano Construction Corp.	22,000	60,459

Japan—(Continued)
Kito Corp.	8,200	88,305
Kitz Corp.	39,200	213,886
Kiyo Bank, Ltd. (The)	32,500	519,174
KLab, Inc. (a)	10,600	60,109
KNT-CT Holdings Co., Ltd. (a)	33,000	40,903
Koa Corp.	13,800	130,960
Koatsu Gas Kogyo Co., Ltd.	13,000	83,440
Kobe Bussan Co., Ltd.	2,400	84,144
Kobe Electric Railway Co., Ltd. (a)	5,000	16,030
Kobelco Eco-Solutions Co., Ltd.	6,000	22,827
Kohnan Shoji Co., Ltd.	13,000	243,845
Kohsoku Corp.	5,400	51,205
Koike Sanso Kogyo Co., Ltd.	7,000	17,582
Kojima Co., Ltd. (a)	12,000	29,584
Kokusai Co., Ltd.	3,400	23,667
Kokuyo Co., Ltd.	33,800	388,433
KOMAIHALTEC, Inc.	2,400	43,873
Komatsu Seiren Co., Ltd.	14,200	91,468
Komatsu Wall Industry Co., Ltd.	2,700	43,853
Komeri Co., Ltd.	12,300	276,762
Komori Corp.	20,000	261,376
Konaka Co., Ltd.	7,300	36,450
Kondotec, Inc.	9,400	68,037
Konishi Co., Ltd.	12,100	130,118
Konoike Transport Co., Ltd.	3,200	42,006
Kosaido Co., Ltd. (a)	3,700	11,385
Koshidaka Holdings Co., Ltd.	2,500	42,352
Kotobuki Spirits Co., Ltd.	6,700	159,802
Kourakuen Holdings Corp.	2,900	40,602
Krosaki Harima Corp.	24,000	62,970
KRS Corp.	2,200	45,926
KU Holdings Co., Ltd.	8,000	56,016
Kumagai Gumi Co., Ltd.	91,000	233,147
Kura Corp.	3,300	138,619
Kurabo Industries, Ltd.	93,000	181,482
Kureha Corp.	5,200	195,262
Kurimoto, Ltd.	3,500	67,864
Kuroda Electric Co., Ltd.	13,800	272,406
Kusuri No. Aoki Holdings Co., Ltd.	4,900	218,011
KYB Corp.	74,000	358,106
Kyodo Printing Co., Ltd.	46,000	157,271
Kyoei Steel, Ltd.	6,100	115,929
Kyokuto Boeki Kaisha, Ltd.	9,000	18,692
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	152,930
Kyokuto Securities Co., Ltd.	7,600	112,158
Kyokuyo Co., Ltd.	3,500	81,714
KYORIN Holdings, Inc.	15,500	331,780
Kyoritsu Maintenance Co., Ltd.	3,259	189,167
Kyoritsu Printing Co., Ltd.	6,800	18,478
Kyosan Electric Manufacturing Co., Ltd.	25,000	83,882
Kyowa Electronic Instruments Co., Ltd.	8,000	26,722
Kyowa Exeo Corp.	32,300	463,939
Kyowa Leather Cloth Co., Ltd.	3,300	23,940
Kyudenko Corp.	8,100	216,833
Kyushu Financial Group, Inc.	99,100	670,226
LAC Co., Ltd.	5,900	52,197
Land Business Co., Ltd.	7,100	16,494

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Lasertec Corp.	6,100	$118,886
LEC, Inc.	2,900	80,111
Leopalace21 Corp.	82,400	454,725
Life Corp.	5,500	154,823
Linical Co., Ltd.	1,700	18,281
Link And Motivation, Inc.	8,900	32,478
Lintec Corp.	17,100	372,758
Livesense, Inc. (a)	3,500	13,223
Look, Inc.	11,000	15,802
M&A Capital Partners Co., Ltd. (a)	1,200	32,825
Macnica Fuji Electronics Holdings, Inc.	16,350	214,944
Maeda Corp.	40,000	348,089
Maeda Kosen Co., Ltd.	5,700	62,268
Maeda Road Construction Co., Ltd.	21,000	350,698
Maezawa Kasei Industries Co., Ltd.	6,800	69,377
Maezawa Kyuso Industries Co., Ltd.	5,600	72,844
Makino Milling Machine Co., Ltd.	40,000	312,057
Mamiya-Op Co., Ltd.	1,900	19,943
Mandom Corp.	5,200	223,898
Mani, Inc.	5,700	135,633
Mars Engineering Corp.	3,600	69,213
Marubun Corp.	8,200	48,069
Marudai Food Co., Ltd.	44,000	185,462
Marufuji Sheet Piling Co., Ltd.	13,000	28,346
Maruha Nichiro Corp.	13,900	374,435
Maruka Machinery Co., Ltd.	2,900	39,475
Marusan Securities Co., Ltd.	7,600	63,914
Maruwa Co., Ltd.	3,700	122,174
Maruyama Manufacturing Co., Inc.	15,000	24,361
Maruzen CHI Holdings Co., Ltd. (a)	11,900	37,872
Maruzen Showa Unyu Co., Ltd.	28,000	109,095
Marvelous, Inc. (d)	9,500	62,822
Matsuda Sangyo Co., Ltd.	7,000	89,890
Matsui Construction Co., Ltd.	7,800	70,535
Matsui Securities Co., Ltd.	2,000	17,260
Matsuya Foods Co., Ltd.	2,500	80,617
Max Co., Ltd.	15,000	182,862
Maxvalu Nishinihon Co., Ltd.	2,400	34,074
Maxvalu Tokai Co., Ltd.	5,000	80,698
MCJ Co., Ltd.	1,600	15,699
MEC Co., Ltd.	7,300	60,406
Media Do Co., Ltd.	1,000	11,782
Medical System Network Co., Ltd.	5,300	19,520
Megmilk Snow Brand Co., Ltd.	8,000	220,194
Meidensha Corp.	58,000	199,037
Meiji Shipping Co., Ltd.	8,500	31,090
Meiko Electronics Co., Ltd. (a)	7,500	57,054
Meiko Network Japan Co., Ltd.	7,200	66,698
Meisei Industrial Co., Ltd.	17,000	82,639
Meitec Corp.	9,500	363,080
Meito Sangyo Co., Ltd.	4,500	53,244
Meiwa Corp.	10,900	37,822
Meiwa Estate Co., Ltd.	5,200	31,599
Melco Holdings, Inc.	4,500	122,290
Michinoku Bank, Ltd. (The)	69,000	131,499
Micronics Japan Co., Ltd.	8,600	85,024
Mie Bank, Ltd. (The)	4,300	85,496

Japan—(Continued)
Mikuni Corp.	3,000	10,142
Milbon Co., Ltd.	3,660	138,478
Mimasu Semiconductor Industry Co., Ltd.	8,200	115,507
Minato Bank, Ltd. (The)	6,300	111,878
Ministop Co., Ltd.	5,400	94,230
Miraial Co., Ltd.	2,900	24,803
Mirait Holdings Corp. (d)	24,400	220,063
Miroku Jyoho Service Co., Ltd.	5,900	90,509
Misawa Homes Co., Ltd. (d)	11,400	101,460
Mitani Corp.	8,600	235,537
Mitani Sekisan Co., Ltd.	4,100	105,195
Mito Securities Co., Ltd.	24,000	66,726
Mitsuba Corp.	13,200	213,724
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	57,864
Mitsubishi Paper Mills, Ltd. (a)	14,400	92,385
Mitsubishi Pencil Co., Ltd.	5,900	309,898
Mitsubishi Research Institute, Inc.	2,700	75,916
Mitsubishi Shokuhin Co., Ltd.	4,800	142,431
Mitsubishi Steel Manufacturing Co., Ltd.	65,000	126,549
Mitsuboshi Belting, Ltd.	22,000	186,917
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	462,331
Mitsui High-Tec, Inc.	11,600	82,625
Mitsui Home Co., Ltd.	14,000	60,832
Mitsui Matsushima Co., Ltd.	6,600	72,706
Mitsui Mining & Smelting Co., Ltd.	228,000	575,654
Mitsui Sugar Co., Ltd.	7,200	154,232
Mitsui-Soko Holdings Co., Ltd.	47,000	138,098
Mitsumi Electric Co., Ltd. (a) (d)	33,000	180,596
Mitsumura Printing Co., Ltd.	5,000	9,361
Mitsuuroko Group Holdings Co., Ltd.	12,900	76,586
Miyaji Engineering Group, Inc.	27,000	44,180
Miyazaki Bank, Ltd. (The)	73,000	224,945
Miyoshi Oil & Fat Co., Ltd.	40,000	49,581
Mizuno Corp.	37,000	179,435
Mochida Pharmaceutical Co., Ltd.	3,500	242,450
Modec, Inc.	3,000	47,874
Monex Group, Inc.	73,600	204,187
Money Partners Group Co., Ltd.	7,100	33,052
Monogatari Corp. (The)	1,700	60,750
MORESCO Corp.	2,500	33,322
Morinaga & Co., Ltd.	10,000	415,879
Morinaga Milk Industry Co., Ltd.	52,000	373,569
Morita Holdings Corp.	12,500	176,863
Morozoff, Ltd.	13,000	56,041
Mory Industries, Inc.	2,800	46,214
Mr Max Corp.	10,500	37,582
MTI, Ltd.	9,200	57,041
Mugen Estate Co., Ltd.	400	2,478
Murakami Corp.	3,000	57,663
Musashi Seimitsu Industry Co., Ltd.	7,900	204,554
Musashino Bank, Ltd. (The)	12,600	361,590
Mutoh Holdings Co., Ltd.	9,000	19,392
N Field Co., Ltd.	1,300	15,093
NAC Co., Ltd.	3,600	30,101
Nachi-Fujikoshi Corp.	60,000	259,432
Nafco Co., Ltd.	1,400	21,372
Nagaileben Co., Ltd.	5,600	121,518

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nagano Bank, Ltd. (The)	4,300	$74,709
Nagano Keiki Co., Ltd.	4,200	24,907
Nagase & Co., Ltd.	2,600	33,881
Nagatanien Holdings Co., Ltd.	10,000	119,326
Nagawa Co., Ltd.	2,800	108,828
Nakabayashi Co., Ltd.	18,000	40,988
Nakamuraya Co., Ltd.	1,900	80,983
Nakanishi, Inc.	4,100	158,589
Nakano Corp.	4,000	20,684
Nakayama Steel Works, Ltd. (a)	6,300	38,889
Nakayamafuku Co., Ltd.	2,000	13,880
Namura Shipbuilding Co., Ltd.	18,956	129,223
Nanto Bank, Ltd. (The)	9,700	368,493
Narasaki Sangyo Co., Ltd.	4,000	10,065
Natori Co., Ltd.	2,600	42,269
NDS Co., Ltd.	2,700	67,013
NEC Capital Solutions, Ltd.	3,800	58,876
NEC Networks & System Integration Corp.	9,100	164,060
NET One Systems Co., Ltd.	31,600	201,991
Neturen Co., Ltd.	9,800	75,328
New Japan Chemical Co., Ltd. (a)	9,900	13,438
New Japan Radio Co., Ltd. (a)	6,000	20,285
Next Co., Ltd.	17,000	114,774
Nexyz Group Corp.	1,300	15,633
Nice Holdings, Inc.	40,000	51,621
Nichi-iko Pharmaceutical Co., Ltd.	13,200	188,528
Nichia Steel Works, Ltd.	13,000	30,450
Nichias Corp.	33,000	317,395
Nichiban Co., Ltd.	8,000	55,251
Nichicon Corp.	23,900	208,056
Nichiden Corp.	3,100	83,346
Nichiha Corp.	9,600	236,876
NichiiGakkan Co., Ltd.	11,800	84,967
Nichimo Co., Ltd.	16,000	23,661
Nichireki Co., Ltd.	9,000	70,800
Nihon Chouzai Co., Ltd.	1,660	61,825
Nihon Dempa Kogyo Co., Ltd.	7,600	57,808
Nihon Eslead Corp.	2,700	31,110
Nihon House Holdings Co., Ltd.	15,000	63,324
Nihon Kagaku Sangyo Co., Ltd.	3,000	23,127
Nihon Kohden Corp.	4,400	97,098
Nihon Nohyaku Co., Ltd.	14,000	76,804
Nihon Parkerizing Co., Ltd.	31,600	369,633
Nihon Plast Co., Ltd.	2,500	23,387
Nihon Tokushu Toryo Co., Ltd.	2,200	32,124
Nihon Trim Co., Ltd.	1,300	50,086
Nihon Unisys, Ltd.	16,900	212,342
Nihon Yamamura Glass Co., Ltd.	45,000	78,333
Nikkato Corp.	300	1,042
Nikkiso Co., Ltd.	21,500	203,921
Nikko Co., Ltd.	1,800	32,405
Nikkon Holdings Co., Ltd.	22,600	469,983
Nippon Air Conditioning Services Co., Ltd.	9,600	49,938
Nippon Beet Sugar Manufacturing Co., Ltd.	5,000	98,887
Nippon Carbide Industries Co., Inc.	23,000	29,605
Nippon Carbon Co., Ltd. (d)	39,000	75,585
Nippon Ceramic Co., Ltd.	5,200	88,887

Japan—(Continued)
Nippon Chemi-Con Corp.	59,000	128,284
Nippon Chemical Industrial Co., Ltd.	30,000	61,232
Nippon Chemiphar Co., Ltd.	800	37,282
Nippon Coke & Engineering Co., Ltd.	71,000	64,901
Nippon Concrete Industries Co., Ltd.	14,000	40,649
Nippon Denko Co., Ltd. (a)	56,465	115,712
Nippon Densetsu Kogyo Co., Ltd.	13,400	213,839
Nippon Felt Co., Ltd.	8,600	37,705
Nippon Filcon Co., Ltd.	5,200	25,518
Nippon Fine Chemical Co., Ltd.	5,800	44,522
Nippon Flour Mills Co., Ltd.	22,500	312,056
Nippon Gas Co., Ltd.	9,600	274,750
Nippon Hume Corp.	8,200	48,398
Nippon Kanzai Co., Ltd.	4,800	74,409
Nippon Kasei Chemical Co., Ltd.	18,000	24,515
Nippon Kayaku Co., Ltd.	8,000	98,328
Nippon Kinzoku Co., Ltd. (a)	1,900	20,681
Nippon Kodoshi Corp.	1,600	12,349
Nippon Koei Co., Ltd.	6,200	137,190
Nippon Koshuha Steel Co., Ltd.	31,000	22,511
Nippon Light Metal Holdings Co., Ltd.	198,000	416,836
Nippon Paper Industries Co., Ltd.	7,000	118,398
Nippon Parking Development Co., Ltd.	65,100	92,207
Nippon Pillar Packing Co., Ltd.	9,600	100,254
Nippon Piston Ring Co., Ltd.	3,200	55,893
Nippon Rietec Co., Ltd.	7,000	66,689
Nippon Road Co., Ltd. (The)	27,000	105,197
Nippon Seiki Co., Ltd.	15,000	319,000
Nippon Seisen Co., Ltd.	10,000	50,435
Nippon Sharyo, Ltd. (a)	26,000	61,980
Nippon Sheet Glass Co., Ltd. (a)	33,000	239,668
Nippon Signal Co., Ltd.	20,700	174,713
Nippon Soda Co., Ltd.	50,000	234,452
Nippon Steel & Sumikin Bussan Corp.	5,196	200,652
Nippon Suisan Kaisha, Ltd.	80,500	386,782
Nippon Systemware Co., Ltd.	1,300	15,865
Nippon Thompson Co., Ltd.	27,000	113,459
Nippon Valqua Industries, Ltd.	6,000	78,843
Nippon Yakin Kogyo Co., Ltd.	54,000	88,044
Nipro Corp.	24,900	271,873
Nishi-Nippon Railroad Co., Ltd.	61,000	278,228
Nishikawa Rubber Co., Ltd.	1,200	18,236
Nishimatsu Construction Co., Ltd.	97,000	469,209
Nishimatsuya Chain Co., Ltd.	4,900	58,754
Nishio Rent All Co., Ltd.	4,400	134,794
Nissan Shatai Co., Ltd.	1,300	12,605
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	31,388
Nissei ASB Machine Co., Ltd.	2,100	42,321
Nissei Build Kogyo Co., Ltd.	18,000	81,663
Nissei Corp.	3,700	31,621
Nissei Plastic Industrial Co., Ltd.	7,100	61,252
Nissha Printing Co., Ltd. (d)	8,700	208,643
Nisshin Fudosan Co.	15,200	69,985
Nisshin Oillio Group, Ltd. (The)	51,000	234,072
Nisshin Steel Co., Ltd.	35,596	438,610
Nisshinbo Holdings, Inc.	47,000	452,586
Nissin Corp.	30,000	92,755

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissin Electric Co., Ltd.	14,800	$162,967
Nissin Kogyo Co., Ltd.	16,400	258,877
Nissui Pharmaceutical Co., Ltd.	6,000	66,123
Nitta Corp.	6,800	184,456
Nitta Gelatin, Inc.	4,500	28,467
Nittan Valve Co., Ltd.	6,300	21,486
Nittetsu Mining Co., Ltd.	2,500	118,093
Nitto Boseki Co., Ltd.	49,000	191,276
Nitto FC Co., Ltd.	4,500	35,312
Nitto Fuji Flour Milling Co., Ltd.	400	13,134
Nitto Kogyo Corp.	9,000	122,515
Nitto Kohki Co., Ltd.	4,100	90,877
Nitto Seiko Co., Ltd.	15,000	53,335
Nittoc Construction Co., Ltd.	13,550	54,400
Nittoku Engineering Co., Ltd.	5,200	71,787
NJS Co., Ltd.	3,300	39,121
Noevir Holdings Co., Ltd.	4,800	150,169
NOF Corp.	52,000	496,112
Nohmi Bosai, Ltd.	7,000	103,037
Nojima Corp.	4,200	45,214
Nomura Co., Ltd.	12,000	173,377
Noritake Co., Ltd.	5,600	136,316
Noritsu Koki Co., Ltd.	4,000	28,824
Noritz Corp.	11,400	192,036
North Pacific Bank, Ltd.	122,400	503,302
NS Solutions Corp.	10,200	182,991
NS United Kaiun Kaisha, Ltd.	41,000	69,997
NSD Co., Ltd.	10,670	167,436
NTN Corp.	38,000	153,076
Nuflare Technology, Inc.	800	48,549
Obara Group, Inc.	4,400	195,930
Obayashi Road Corp.	10,000	59,811
Odelic Co., Ltd.	1,000	35,695
Oenon Holdings, Inc.	21,000	46,473
Ogaki Kyoritsu Bank, Ltd. (The)	135,000	524,316
Ohara, Inc.	4,700	33,324
Ohashi Technica, Inc.	4,600	55,314
Ohsho Food Service Corp.	3,600	135,598
Oiles Corp.	9,100	163,466
Oita Bank, Ltd. (The)	75,000	279,933
Okabe Co., Ltd.	16,000	131,394
Okamoto Industries, Inc.	16,000	147,378
Okamoto Machine Tool Works, Ltd.	14,000	16,764
Okamura Corp.	26,300	236,039
Okasan Securities Group, Inc.	29,000	178,586
Okaya Electric Industries Co., Ltd.	8,900	30,965
Oki Electric Industry Co., Ltd.	22,700	318,271
Okinawa Cellular Telephone Co.	4,400	131,150
Okinawa Electric Power Co., Inc. (The)	12,825	288,011
OKK Corp.	41,000	41,244
OKUMA Corp.	43,000	408,770
Okumura Corp.	57,000	320,198
Okura Industrial Co., Ltd.	22,000	92,930
Okuwa Co., Ltd.	10,000	100,363
Olympic Group Corp.	4,900	26,129
ONO Sokki Co., Ltd.	4,200	31,454
Onoken Co., Ltd.	7,400	85,856

Japan—(Continued)
Onward Holdings Co., Ltd.	49,000	342,953
Open House Co., Ltd.	6,500	154,391
OPT Holding, Inc. (a)	4,700	28,901
Optex Co., Ltd.	4,700	102,402
Organo Corp.	18,000	72,459
Origin Electric Co., Ltd.	17,000	45,537
Osaka Organic Chemical Industry, Ltd.	5,900	48,484
Osaka Soda Co., Ltd.	30,000	119,534
Osaka Steel Co., Ltd.	5,900	109,025
OSAKA Titanium Technologies Co., Ltd. (a) (d)	2,600	36,018
Osaki Electric Co., Ltd.	11,000	114,382
OSG Corp.	19,600	384,529
Otsuka Kagu, Ltd.	5,500	50,069
OUG Holdings, Inc.	7,000	15,659
Outsourcing, Inc.	3,100	96,388
Oyo Corp.	7,400	88,726
Pacific Industrial Co., Ltd.	17,600	223,346
Pacific Metals Co., Ltd. (a)	67,000	212,820
Pack Corp. (The)	5,100	113,729
Pal Group Holdings Co., Ltd.	3,800	90,057
Paltac Corp.	12,650	298,340
PanaHome Corp.	32,000	258,415
Panasonic Industrial Devices SUNX Co., Ltd.	6,800	46,242
Paramount Bed Holdings Co., Ltd.	6,000	239,352
Parco Co., Ltd.	8,100	71,497
Paris Miki Holdings, Inc.	17,000	67,538
Pasco Corp.	6,000	20,120
Pasona Group, Inc.	7,700	52,760
Penta-Ocean Construction Co., Ltd.	90,500	436,830
PIA Corp.	300	7,492
Pilot Corp.	9,900	407,969
Piolax, Inc.	3,500	232,168
Pioneer Corp. (a)	117,700	235,781
Plenus Co., Ltd.	7,800	152,133
Press Kogyo Co., Ltd.	37,000	162,971
Pressance Corp.	10,400	128,963
Prestige International, Inc.	13,400	94,356
Prima Meat Packers, Ltd.	48,000	170,783
Pronexus, Inc.	7,800	73,154
Proto Corp.	5,300	60,644
PS Mitsubishi Construction Co., Ltd.	8,800	29,040
Qol Co., Ltd.	3,400	40,451
Raito Kogyo Co., Ltd.	16,900	173,224
Rasa Industries, Ltd. (a)	26,000	30,112
Relo Holdings, Inc.	1,600	228,478
Renaissance, Inc.	2,800	35,679
Rengo Co., Ltd.	72,300	392,927
Renown, Inc. (a)	29,200	28,212
Resort Solution Co., Ltd.	4,000	11,378
Retail Partners Co., Ltd.	1,300	12,947
Rheon Automatic Machinery Co., Ltd.	5,000	37,590
Rhythm Watch Co., Ltd.	30,000	46,896
Riberesute Corp.	4,300	28,793
Ricoh Leasing Co., Ltd.	6,400	197,085
Right On Co., Ltd.	5,900	50,795
Riken Corp.	3,500	132,290
Riken Keiki Co., Ltd.	6,000	85,940

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Riken Technos Corp.	15,000	$68,667
Riken Vitamin Co., Ltd.	2,700	109,082
Ringer Hut Co., Ltd.	4,200	81,254
Rion Co., Ltd.	2,200	30,455
Riso Kagaku Corp.	9,458	159,462
Riso Kyoiku Co., Ltd.	11,590	58,803
Rock Field Co., Ltd.	6,600	89,357
Rohto Pharmaceutical Co., Ltd.	16,000	250,385
Rokko Butter Co., Ltd.	3,600	77,549
Roland DG Corp.	3,000	78,280
Round One Corp.	28,300	195,744
Royal Holdings Co., Ltd.	9,000	143,798
Ryobi, Ltd.	47,000	184,160
Ryoden Corp.	16,000	100,761
Ryosan Co., Ltd.	11,600	349,738
Ryoyo Electro Corp.	8,600	107,747
S Foods, Inc.	4,100	106,326
S&B Foods, Inc.	600	25,595
Sac’s Bar Holdings, Inc.	6,850	69,356
Saibu Gas Co., Ltd.	136,000	292,922
Saizeriya Co., Ltd.	10,300	231,348
Sakai Chemical Industry Co., Ltd.	42,000	140,283
Sakai Heavy Industries, Ltd.	14,000	39,124
Sakai Moving Service Co., Ltd.	2,600	59,930
Sakai Ovex Co., Ltd.	1,600	23,935
Sakata INX Corp.	11,800	145,668
Sakata Seed Corp.	8,800	248,375
Sakura Internet, Inc.	1,600	12,897
Sala Corp.	12,900	71,880
SAMTY Co., Ltd.	2,600	25,291
San Holdings, Inc.	2,500	33,190
San-A Co., Ltd.	5,700	275,464
San-Ai Oil Co., Ltd.	25,000	178,107
San-In Godo Bank, Ltd. (The)	59,000	490,743
Sanden Holdings Corp.	42,000	133,467
Sanei Architecture Planning Co., Ltd.	3,500	51,747
Sangetsu Corp.	20,500	354,759
Sanken Electric Co., Ltd. (a)	37,000	160,989
Sanki Engineering Co., Ltd.	22,200	184,678
Sanko Marketing Foods Co., Ltd.	3,100	25,269
Sanko Metal Industrial Co., Ltd.	1,000	26,928
Sankyo Frontier Co., Ltd.	2,000	20,449
Sankyo Seiko Co., Ltd.	16,300	55,585
Sankyo Tateyama, Inc.	11,200	151,750
Sankyu, Inc.	96,000	578,744
Sanoh Industrial Co., Ltd.	10,100	71,447
Sanrio Co., Ltd.	5,400	101,730
Sanshin Electronics Co., Ltd.	10,900	104,995
Sanwa Holdings Corp.	25,800	245,579
Sanyo Chemical Industries, Ltd.	4,200	178,659
Sanyo Denki Co., Ltd.	16,000	111,593
Sanyo Electric Railway Co., Ltd.	20,000	104,101
Sanyo Housing Nagoya Co., Ltd.	3,000	28,041
Sanyo Industries, Ltd.	13,000	21,529
Sanyo Shokai, Ltd.	51,000	76,673
Sanyo Special Steel Co., Ltd.	47,000	222,293
Sapporo Holdings, Ltd.	13,000	334,342

Japan—(Continued)
Sata Construction Co., Ltd.	2,600	9,796
Sato Holdings Corp.	6,900	137,960
Sato Shoji Corp.	6,500	47,035
Satori Electric Co., Ltd.	7,100	44,176
Sawada Holdings Co., Ltd.	10,300	82,930
Saxa Holdings, Inc.	24,000	44,906
SBS Holdings, Inc.	6,900	48,031
Scroll Corp.	13,100	38,397
SEC Carbon, Ltd.	7,000	15,299
Secom Joshinetsu Co., Ltd.	900	26,333
Seibu Electric Industry Co., Ltd.	2,400	45,983
Seika Corp.	28,000	81,555
Seikitokyu Kogyo Co., Ltd.	12,500	52,760
Seiko Holdings Corp.	44,000	155,496
Seino Holdings Co., Ltd.	13,100	145,167
Seiren Co., Ltd.	19,100	233,462
Sekisui Jushi Corp.	12,900	203,363
Sekisui Plastics Co., Ltd.	12,000	83,441
Senko Co., Ltd.	31,000	208,946
Senshu Electric Co., Ltd.	2,400	38,965
Senshu Ikeda Holdings, Inc.	84,000	386,407
Senshukai Co., Ltd.	13,800	83,462
Septeni Holdings Co., Ltd.	27,500	93,770
Shibaura Electronics Co., Ltd.	2,800	57,155
Shibaura Mechatronics Corp.	18,000	39,491
Shibusawa Warehouse Co., Ltd. (The)	25,000	74,202
Shibuya Corp.	6,500	135,953
Shidax Corp.	9,600	35,790
Shiga Bank, Ltd. (The)	89,000	481,911
Shikibo, Ltd.	56,000	65,603
Shikoku Bank, Ltd. (The)	89,000	216,517
Shikoku Chemicals Corp.	16,000	145,177
Shima Seiki Manufacturing, Ltd.	10,400	351,138
Shimachu Co., Ltd.	20,500	545,405
Shimane Bank, Ltd. (The)	2,500	29,268
Shimizu Bank, Ltd. (The)	4,400	137,606
Shimojima Co., Ltd.	6,300	60,310
Shin Nippon Air Technologies Co., Ltd.	6,000	64,785
Shin-Etsu Polymer Co., Ltd.	22,600	176,232
Shin-Keisei Electric Railway Co., Ltd.	23,000	81,029
Shinagawa Refractories Co., Ltd.	20,000	41,760
Shindengen Electric Manufacturing Co., Ltd.	28,000	103,912
Shinkawa, Ltd. (a)	5,300	36,931
Shinko Electric Industries Co., Ltd.	27,600	185,936
Shinko Plantech Co., Ltd.	16,100	116,718
Shinko Shoji Co., Ltd.	7,700	81,662
Shinko Wire Co., Ltd.	12,000	14,243
Shinmaywa Industries, Ltd.	34,000	304,695
Shinnihon Corp.	10,200	82,036
Shinoken Group Co., Ltd.	1,600	28,215
Shinsho Corp.	1,400	29,066
Shinwa Co., Ltd.	3,900	58,180
Ship Healthcare Holdings, Inc.	14,200	364,079
Shizuki Electric Co., Inc.	8,000	45,574
Shizuoka Gas Co., Ltd.	21,300	149,728
Shobunsha Publications, Inc.	6,700	38,025
Shochiku Co., Ltd.	3,000	33,287

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shoei Foods Corp.	4,300	$81,326
Shofu, Inc.	3,900	44,891
Shoko Co., Ltd. (a)	19,000	16,396
Showa Aircraft Industry Co., Ltd.	4,000	38,250
Showa Corp.	17,600	122,282
Showa Denko KK	22,600	322,861
Showa Sangyo Co., Ltd.	33,000	169,471
Siix Corp.	4,800	161,868
Sinanen Holdings Co., Ltd.	3,600	65,695
Sinfonia Technology Co., Ltd.	42,000	94,331
Sinko Industries, Ltd.	6,400	76,897
Sintokogio, Ltd.	21,100	183,068
SKY Perfect JSAT Holdings, Inc.	29,800	136,924
SMK Corp.	23,000	81,739
SMS Co., Ltd.	7,300	161,618
SNT Corp.	7,800	44,025
Soda Nikka Co., Ltd.	7,000	30,273
Sodick Co., Ltd.	16,800	138,541
Soft99 Corp.	5,100	34,858
Softbank Technology Corp.	1,600	44,430
Software Service, Inc.	1,200	57,766
Sogo Medical Co., Ltd.	2,400	87,893
Sotoh Co., Ltd.	4,300	41,857
Space Co., Ltd.	5,800	61,172
Sparx Group Co., Ltd.	35,900	69,553
SPK Corp.	2,500	51,001
SRA Holdings	3,100	68,005
Srg Takamiya Co., Ltd.	5,200	27,411
ST Corp.	6,900	89,480
St. Marc Holdings Co., Ltd.	5,100	154,949
Star Mica Co., Ltd.	800	13,446
Star Micronics Co., Ltd.	4,400	59,821
Starts Corp., Inc.	5,800	97,995
Starzen Co., Ltd.	2,500	103,018
Stella Chemifa Corp.	3,600	95,539
Step Co., Ltd.	4,100	47,253
Striders Corp. (a)	16,000	9,970
Studio Alice Co., Ltd.	2,900	53,666
Subaru Enterprise Co., Ltd.	1,000	4,319
Sugimoto & Co., Ltd.	3,800	48,619
Sumida Corp.	6,300	57,002
Suminoe Textile Co., Ltd.	23,000	49,479
Sumitomo Bakelite Co., Ltd.	76,000	425,103
Sumitomo Densetsu Co., Ltd.	7,700	84,475
Sumitomo Mitsui Construction Co., Ltd.	260,300	273,530
Sumitomo Osaka Cement Co., Ltd.	142,000	533,960
Sumitomo Precision Products Co., Ltd.	12,000	36,304
Sumitomo Real Estate Sales Co., Ltd.	5,960	138,706
Sumitomo Riko Co., Ltd.	16,700	163,644
Sumitomo Seika Chemicals Co., Ltd.	3,600	140,806
Sumitomo Warehouse Co., Ltd. (The)	53,000	279,567
Sun Frontier Fudousan Co., Ltd.	7,600	66,855
Sun-Wa Technos Corp.	3,900	31,359
Suncall Corp.	11,000	51,844
SWCC Showa Holdings Co., Ltd. (a)	116,000	85,191
Systena Corp.	6,700	101,994
T Hasegawa Co., Ltd.	9,100	151,406

Japan—(Continued)
T RAD Co., Ltd.	36,000	89,420
T&K Toka Co., Ltd.	10,000	87,402
T-Gaia Corp.	8,400	136,415
Tabuchi Electric Co., Ltd.	8,900	30,261
Tachi-S Co., Ltd.	10,300	172,350
Tachibana Eletech Co., Ltd.	5,640	64,158
Tadano, Ltd.	38,000	476,867
Taihei Dengyo Kaisha, Ltd.	12,000	116,535
Taiheiyo Kouhatsu, Inc.	21,000	17,938
Taiho Kogyo Co., Ltd.	7,800	109,014
Taikisha, Ltd.	9,100	220,956
Taiko Bank, Ltd. (The)	41,000	92,093
Taiko Pharmaceutical Co., Ltd.	2,300	36,427
Taisei Lamick Co., Ltd.	2,200	59,738
Taiyo Holdings Co., Ltd.	5,300	205,480
Taiyo Yuden Co., Ltd.	26,600	317,978
Takachiho Koheki Co., Ltd.	400	3,438
Takagi Securities Co., Ltd.	18,000	34,566
Takamatsu Construction Group Co., Ltd.	5,400	114,603
Takano Co., Ltd.	6,000	43,606
Takaoka Toko Co., Ltd.	5,365	99,294
Takara Holdings, Inc.	26,000	238,584
Takara Leben Co., Ltd.	28,600	166,363
Takara Printing Co., Ltd.	3,100	40,975
Takara Standard Co., Ltd.	18,800	306,598
Takasago International Corp.	6,400	168,916
Takasago Thermal Engineering Co., Ltd.	16,800	215,768
Takashima & Co., Ltd.	25,000	40,586
Takata Corp. (a) (d)	14,300	104,464
Take And Give Needs Co., Ltd.	4,010	24,938
Takeei Corp.	8,200	67,397
Takeuchi Manufacturing Co., Ltd.	10,000	221,667
Takihyo Co., Ltd.	13,000	50,528
Takiron Co., Ltd.	18,000	79,806
Takisawa Machine Tool Co., Ltd.	22,000	29,700
Takuma Co., Ltd.	25,000	213,446
Tama Home Co., Ltd.	8,500	38,096
Tamron Co., Ltd.	6,000	99,383
Tamura Corp.	26,000	98,060
Tanseisha Co., Ltd.	11,750	80,432
TASAKI & Co., Ltd.	800	10,759
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	66,094
Tayca Corp.	12,000	65,612
TBK Co., Ltd.	8,000	33,933
Teac Corp. (a)	40,000	19,180
TECHNO ASSOCIE Co., Ltd.	300	2,772
Techno Medica Co., Ltd.	2,400	40,279
Techno Ryowa, Ltd.	4,800	31,511
Tecnos Japan, Inc.	2,000	21,601
Teikoku Electric Manufacturing Co., Ltd.	6,800	58,929
Teikoku Sen-I Co., Ltd.	6,900	90,141
Teikoku Tsushin Kogyo Co., Ltd.	24,000	36,107
Tenma Corp.	6,200	106,544
Teraoka Seisakusho Co., Ltd.	200	645
Tigers Polymer Corp.	2,200	15,009
TKC Corp.	6,700	182,246
Toa Corp.	9,600	86,042

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Toa Corp.	8,200	$139,762
Toa Oil Co., Ltd.	32,000	39,008
TOA ROAD Corp.	18,000	53,371
Toabo Corp. (a)	3,400	15,899
Toagosei Co., Ltd.	37,000	363,549
Tobishima Corp.	55,600	87,348
Tobu Store Co., Ltd.	1,100	26,661
TOC Co., Ltd.	15,800	125,736
Tocalo Co., Ltd.	4,800	104,117
Tochigi Bank, Ltd. (The)	45,000	220,324
Toda Corp.	78,000	410,858
Toda Kogyo Corp.	11,000	26,408
Toei Animation Co., Ltd.	1,800	92,853
Toei Co., Ltd.	28,000	242,478
Toenec Corp.	16,000	78,608
Toho Bank, Ltd. (The)	83,000	309,635
Toho Co., Ltd.	3,400	73,521
Toho Holdings Co., Ltd.	19,600	390,435
Toho Zinc Co., Ltd.	50,000	193,376
Tohoku Bank, Ltd. (The)	56,000	74,680
Tohokushinsha Film Corp.	4,800	29,906
Tohto Suisan Co., Ltd.	1,400	21,809
Tokai Carbon Co., Ltd.	68,000	219,417
Tokai Corp.	3,900	132,711
TOKAI Holdings Corp. (d)	23,700	165,301
Tokai Lease Co., Ltd.	16,000	28,322
Tokai Rika Co., Ltd.	8,800	175,962
Tokai Tokyo Financial Holdings, Inc.	20,300	107,692
Token Corp.	2,460	173,949
Tokushu Tokai Paper Co., Ltd.	3,900	131,688
Tokuyama Corp. (a)	106,000	401,595
Tokyo Dome Corp.	31,000	304,946
Tokyo Electron Device, Ltd.	2,400	32,315
Tokyo Energy & Systems, Inc.	10,000	85,434
Tokyo Individualized Educational Institute, Inc.	5,000	40,375
Tokyo Keiki, Inc.	21,000	40,455
Tokyo Ohka Kogyo Co., Ltd.	13,100	440,831
Tokyo Rakutenchi Co., Ltd.	17,000	77,999
Tokyo Rope Manufacturing Co., Ltd.	4,600	77,129
Tokyo Sangyo Co., Ltd.	12,000	48,946
Tokyo Seimitsu Co., Ltd.	13,800	408,080
Tokyo Steel Manufacturing Co., Ltd.	36,800	281,842
Tokyo Tekko Co., Ltd.	17,000	68,433
Tokyo Theatres Co., Inc.	42,000	58,080
Tokyo TY Financial Group, Inc.	9,724	337,773
Tokyotokeiba Co., Ltd.	31,000	70,971
Tokyu Recreation Co., Ltd.	6,000	40,443
Toli Corp.	20,000	63,728
Tomato Bank, Ltd.	5,500	75,287
Tomen Devices Corp.	1,500	26,277
Tomoe Corp.	12,500	38,334
Tomoe Engineering Co., Ltd.	2,100	30,332
Tomoegawa Co., Ltd.	12,000	23,618
Tomoku Co., Ltd.	31,000	86,856
TOMONY Holdings, Inc.	62,700	323,533
Tomy Co., Ltd.	22,400	237,444
Tonami Holdings Co., Ltd.	22,000	67,113

Japan—(Continued)
Topcon Corp.	11,500	172,330
Toppan Forms Co., Ltd.	19,800	206,136
Topre Corp.	12,700	317,235
Topy Industries, Ltd.	8,100	208,445
Toridoll.corp	6,900	148,519
Torigoe Co., Ltd. (The)	9,200	61,109
Torii Pharmaceutical Co., Ltd.	3,600	79,520
Torishima Pump Manufacturing Co., Ltd.	7,700	74,398
Tosei Corp.	13,200	98,670
Toshiba Machine Co., Ltd.	42,000	167,695
Toshiba Plant Systems & Services Corp.	14,100	185,384
Toshiba TEC Corp. (a)	13,000	62,201
Tosho Co., Ltd.	2,400	110,280
Tosho Printing Co., Ltd.	14,000	58,542
Totetsu Kogyo Co., Ltd.	8,400	217,269
Tottori Bank, Ltd. (The)	3,700	60,412
Toukei Computer Co., Ltd.	1,400	24,759
Tow Co., Ltd.	3,600	20,032
Towa Bank, Ltd. (The)	115,000	109,032
Towa Corp.	8,000	112,463
Towa Pharmaceutical Co., Ltd.	2,800	109,664
Toyo Construction Co., Ltd.	25,499	89,288
Toyo Corp.	9,600	85,074
Toyo Denki Seizo KK	3,200	43,392
Toyo Engineering Corp.	38,000	101,264
Toyo Ink SC Holdings Co., Ltd.	76,000	347,078
Toyo Kanetsu KK	48,000	129,156
Toyo Kohan Co., Ltd.	16,000	50,543
Toyo Machinery & Metal Co., Ltd.	7,800	29,864
Toyo Securities Co., Ltd.	23,000	55,525
Toyo Sugar Refining Co., Ltd.	9,000	8,850
Toyo Tanso Co., Ltd.	5,300	84,845
Toyo Tire & Rubber Co., Ltd.	2,900	35,948
Toyo Wharf & Warehouse Co., Ltd.	25,000	39,299
Toyobo Co., Ltd.	332,000	492,475
TPR Co., Ltd.	7,300	204,968
Trancom Co., Ltd.	2,300	112,395
Transcosmos, Inc.	7,700	179,574
Trusco Nakayama Corp.	12,600	263,337
Trust Tech, Inc.	3,000	42,555
TS Tech Co., Ltd.	2,600	66,762
TSI Holdings Co., Ltd.	28,205	168,743
Tsubakimoto Chain Co.	45,000	364,795
Tsubakimoto Kogyo Co., Ltd.	8,000	22,968
Tsudakoma Corp. (a)	16,000	22,558
Tsugami Corp.	22,000	125,979
Tsukada Global Holdings, Inc.	7,200	41,827
Tsukamoto Corp. Co., Ltd.	21,000	22,980
Tsukishima Kikai Co., Ltd.	8,600	89,656
Tsukuba Bank, Ltd.	34,500	102,160
Tsukui Corp.	18,800	127,184
Tsumura & Co.	6,600	181,502
Tsurumi Manufacturing Co., Ltd.	6,100	87,818
Tsutsumi Jewelry Co., Ltd.	3,800	63,457
TTK Co., Ltd.	4,000	16,569
TV Tokyo Holdings Corp.	3,700	72,859
TYK Corp.	6,000	9,686

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tyo, Inc. (b)	9,600	$12,485
U-Shin, Ltd. (d)	8,400	54,812
UACJ Corp.	106,850	291,935
Ube Industries, Ltd.	215,000	449,605
Uchida Yoko Co., Ltd.	21,000	87,150
Ueki Corp.	11,000	24,259
UKC Holdings Corp.	5,000	89,578
Ulvac, Inc.	13,000	397,109
Uniden Holdings Corp. (a)	25,000	35,461
Union Tool Co.	3,400	88,318
Unipres Corp.	13,900	276,008
United Arrows, Ltd.	6,000	165,189
United Super Markets Holdings, Inc.	20,700	174,292
Unitika, Ltd. (a)	156,000	111,519
Universal Entertainment Corp. (a)	6,800	196,104
Unizo Holdings Co., Ltd.	3,800	100,094
Usen Corp.	40,800	147,880
Ushio, Inc.	39,000	496,032
UT Group Co., Ltd. (a)	9,800	80,516
Utoc Corp.	5,100	17,777
V Technology Co., Ltd.	800	89,248
Valor Holdings Co., Ltd.	11,800	307,433
VeriServe Corp.	500	13,281
Village Vanguard Co., Ltd.	2,300	23,225
Vital KSK Holdings, Inc.	14,200	120,087
Vitec Holdings Co., Ltd.	3,700	39,344
Voyage Group, Inc.	1,500	13,421
VT Holdings Co., Ltd.	24,300	119,682
W-Scope Corp.	2,100	31,467
Wacoal Holdings Corp.	29,000	337,611
Wakachiku Construction Co., Ltd.	46,000	60,506
Wakamoto Pharmaceutical Co., Ltd.	9,000	19,125
Wakita & Co., Ltd.	15,300	127,074
Warabeya Nichiyo Holdings Co., Ltd.	5,000	105,484
WATAMI Co., Ltd.	7,600	71,715
Weathernews, Inc.	2,100	64,502
Wellnet Corp.	4,600	50,891
West Holdings Corp.	7,200	51,841
WirelessGate, Inc.	1,000	14,542
Wood One Co., Ltd.	19,000	44,343
Wowow, Inc.	2,200	65,794
Xebio Holdings Co., Ltd.	8,700	134,210
Y. A. C. Co., Ltd.	3,900	42,274
Yachiyo Industry Co., Ltd.	3,900	34,617
Yahagi Construction Co., Ltd.	10,900	100,602
Yaizu Suisankagaku Industry Co., Ltd.	4,400	41,758
YAMABIKO Corp.	12,800	177,775
Yamagata Bank, Ltd. (The)	52,000	219,291
Yamaichi Electronics Co., Ltd.	8,200	79,508
Yamanashi Chuo Bank, Ltd. (The)	66,000	313,775
Yamatane Corp.	3,400	46,161
Yamato Corp.	9,000	44,612
Yamato International, Inc.	6,700	23,090
Yamato Kogyo Co., Ltd.	1,800	49,923
Yamaya Corp.	1,150	16,797
Yamazawa Co., Ltd.	1,000	15,060
Yamazen Corp.	19,500	162,552

Japan—(Continued)
Yaoko Co., Ltd.	5,200	206,698
Yashima Denki Co., Ltd.	7,500	39,164
Yasuda Logistics Corp.	7,400	47,784
Yellow Hat, Ltd.	5,800	125,087
Yodogawa Steel Works, Ltd.	7,600	198,220
Yokogawa Bridge Holdings Corp.	12,800	148,781
Yokohama Reito Co., Ltd.	18,600	162,982
Yokowo Co., Ltd.	7,900	64,947
Yomeishu Seizo Co., Ltd.	3,000	48,172
Yomiuri Land Co., Ltd.	13,000	53,773
Yondenko Corp.	8,000	30,567
Yondoshi Holdings, Inc.	4,600	97,063
Yorozu Corp.	7,900	113,460
Yoshinoya Holdings Co., Ltd.	13,600	186,304
Yuasa Funashoku Co., Ltd.	13,000	34,904
Yuasa Trading Co., Ltd.	6,700	166,999
Yuken Kogyo Co., Ltd.	17,000	31,958
Yuki Gosei Kogyo Co., Ltd.	6,000	13,032
Yumeshin Holdings Co., Ltd.	10,100	68,009
Yurtec Corp.	17,000	115,312
Yusen Logistics Co., Ltd.	7,100	73,788
Yushiro Chemical Industry Co., Ltd.	3,700	45,332
Yutaka Giken Co., Ltd.	600	11,872
Zappallas, Inc. (a)	4,900	17,504
Zenrin Co., Ltd.	7,900	143,461
Zensho Holdings Co., Ltd.	15,400	253,528
ZERIA Pharmaceutical Co., Ltd.	9,200	141,716
Zojirushi Corp.	9,800	131,469
Zuiko Corp.	1,000	35,284
Zuken, Inc.	7,200	73,570

		159,884,886

Liechtenstein—0.0%
VP Bank AG	358	37,977

Luxembourg—0.1%
B&M European Value Retail S.A.	38,447	131,525
d’Amico International Shipping S.A. (a)	60,320	21,066
L’Occitane International S.A.	53,500	101,057
Stabilus S.A. (a)	3,005	161,286

		414,934

Macau—0.0%
Macau Legend Development, Ltd. (a)	359,000	72,298

Malta—0.1%
Unibet Group plc	77,749	729,079

Netherlands—2.5%
Aalberts Industries NV	34,547	1,119,609
Accell Group	11,551	266,276
AMG Advanced Metallurgical Group NV	12,258	190,380
Amsterdam Commodities NV	6,535	143,771
APERAM S.A.	33,328	1,523,447
Arcadis NV (d)	33,193	465,070
ASM International NV	19,662	881,358

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
BE Semiconductor Industries NV	23,461	$781,216
Beter Bed Holding NV	5,373	95,500
BinckBank NV	28,201	163,161
Boskalis Westminster	18,250	632,857
Brack Capital Properties NV	1,270	113,962
Brunel International NV	9,034	146,101
Corbion NV	20,382	545,161
Delta Lloyd NV	179,865	1,006,018
Euronext NV	11,793	486,389
Fugro NV (a)	18,901	289,265
Gemalto NV	9,032	521,478
Heijmans NV (a) (d)	12,756	74,045
Hunter Douglas NV	2,423	136,345
IMCD Group NV	3,646	155,214
KAS Bank NV	6,580	58,342
Kendrion NV	3,947	111,123
Koninklijke BAM Groep NV	119,230	550,260
Koninklijke Vopak NV	6,562	309,559
Nederland Apparatenfabriek	2,241	78,785
Ordina NV (a)	44,115	97,394
PostNL NV (a)	162,817	703,233
QIAGEN NV (a)	51,378	1,441,429
SBM Offshore NV	72,035	1,127,684
Sligro Food Group NV	10,629	370,013
SNS REAAL NV (a) (b) (c)	105,329	0
STMicroelectronics NV	37,151	421,217
Telegraaf Media Groep NV	13,542	67,475
TKH Group NV	13,932	551,161
TomTom NV (a) (d)	51,405	462,248
Van Lanschot NV	45	946
Wessanen	35,515	496,579

		16,584,071

New Zealand—1.2%
a2 Milk Co., Ltd. (a)	134,580	198,482
Abano Healthcare Group, Ltd.	880	5,139
Air New Zealand, Ltd.	205,023	312,242
Briscoe Group, Ltd.	13,123	35,914
Chorus, Ltd.	123,027	338,879
Contact Energy, Ltd.	88,793	286,762
Ebos Group, Ltd.	37,883	438,985
Fisher & Paykel Healthcare Corp., Ltd.	148,984	879,323
Freightways, Ltd.	61,668	288,471
Genesis Energy, Ltd.	44,091	64,192
Gentrack Group, Ltd.	6,656	16,030
Hallenstein Glasson Holdings, Ltd.	19,012	40,235
Heartland Bank, Ltd.	72,313	75,177
Hellaby Holdings, Ltd.	13,986	34,264
Infratil, Ltd.	212,874	407,005
Kathmandu Holdings, Ltd.	23,984	32,393
Mainfreight, Ltd.	34,644	498,212
Mercury NZ, Ltd.	8,650	17,723
Methven, Ltd.	19,898	18,376
Metlifecare, Ltd.	34,148	131,517
Metro Performance Glass, Ltd.	8,816	11,725
New Zealand Oil & Gas, Ltd.	131,264	57,437

New Zealand—(Continued)
New Zealand Refining Co., Ltd. (The)	27,432	49,524
NZME, Ltd.	71,247	28,293
NZX, Ltd.	98,289	71,744
Opus International Consultants, Ltd.	4,000	2,474
Pacific Edge, Ltd. (a)	17,353	7,117
PGG Wrightson, Ltd.	58,545	19,918
Port of Tauranga, Ltd.	135,672	362,747
Restaurant Brands New Zealand, Ltd.	61,567	217,096
Rubicon, Ltd. (a)	9,922	1,517
Ryman Healthcare, Ltd.	34,349	193,793
Sanford, Ltd.	314	1,478
Scales Corp., Ltd.	7,570	18,158
Skellerup Holdings, Ltd.	29,759	31,392
SKY Network Television, Ltd.	114,579	361,333
SKYCITY Entertainment Group, Ltd.	254,840	696,203
Summerset Group Holdings, Ltd.	25,600	83,273
Tilt Renewables, Ltd.	13,980	18,841
Tourism Holdings, Ltd.	4,866	12,504
TOWER, Ltd.	59,836	34,673
Trade Me Group, Ltd.	117,080	406,519
Trustpower, Ltd.	13,980	46,034
Vector, Ltd.	130,306	292,799
Vista Group International, Ltd. (a)	7,356	28,525
Warehouse Group, Ltd. (The)	54,373	107,511
Xero, Ltd. (a)	18,888	229,345
Z Energy, Ltd.	30,805	155,499

		7,666,793

Norway—0.9%
ABG Sundal Collier Holding ASA	112,462	64,329
AF Gruppen ASA	945	16,907
Akastor ASA (a)	21,838	40,973
Aker ASA - A Shares	3,036	113,558
Aker BP ASA	34,725	620,779
Aker Solutions ASA (a)	21,369	102,258
American Shipping Co. ASA (a)	12,027	33,846
Atea ASA (a)	22,644	208,385
Austevoll Seafood ASA	29,238	283,474
Biotec Pharmacon ASA (a)	10,494	13,734
Bonheur ASA	10,311	86,240
Borregaard ASA	16,711	163,422
BW LPG, Ltd.	6,290	26,452
BW Offshore, Ltd. (a)	29,311	94,046
Deep Sea Supply plc (a)	40,102	6,449
DNO ASA (a) (d)	140,550	137,802
Ekornes ASA	11,636	143,519
Fred Olsen Energy ASA (a)	4,442	16,282
Frontline, Ltd. (d)	10,258	73,650
Grieg Seafood ASA	11,731	110,848
Hexagon Composites ASA (a)	24,991	77,862
Hoegh LNG Holdings, Ltd.	13,626	152,172
Kongsberg Automotive ASA (a)	185,093	121,597
Kvaerner ASA (a)	92,750	129,758
Nordic Semiconductor ASA (a)	44,887	182,474
Norske Skogindustrier ASA (a) (d)	121,097	39,828
Norwegian Air Shuttle ASA (a) (d)	8,166	271,445

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Ocean Yield ASA	5,643	$42,480
Odfjell SE - A Shares (a)	1,949	6,623
Opera Software ASA (a) (d)	21,316	91,992
Petroleum Geo-Services ASA (a)	55,241	186,364
PhotoCure ASA (a)	5,477	26,632
ProSafe SE (a)	3,505	15,008
Protector Forsikring ASA (d)	13,480	107,339
Q-Free ASA (a)	24,256	22,109
REC Silicon ASA (a) (d)	643,607	84,957
Scatec Solar ASA	7,932	35,286
Selvaag Bolig ASA	3,405	15,765
Sevan Marine ASA (a)	16,466	32,419
Solstad Offshore ASA (a)	5,981	7,974
Songa Offshore (a)	3,180	11,582
SpareBank 1 SMN	40,946	306,944
SpareBank 1 SR Bank ASA	7,986	56,189
Stolt-Nielsen, Ltd.	5,818	71,419
TGS Nopec Geophysical Co. ASA	11,794	261,562
Tomra Systems ASA	37,589	393,833
Treasure ASA (a)	21,003	40,597
Veidekke ASA	49,276	704,789
Wilh Wilhelmsen ASA (a)	21,003	82,225
Wilh Wilhelmsen Holding ASA - Class A	4,777	109,461
XXL ASA	15,447	175,319

		6,220,957

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	18,156

Portugal—0.3%
Altri SGPS S.A.	41,235	167,672
Banco BPI S.A. (a)	181,563	216,157
Banco Comercial Portugues S.A. (a) (d)	133,953	150,961
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
CTT-Correios de Portugal S.A.	5,621	38,124
Mota-Engil SGPS S.A.	40,942	69,241
Navigator Co. S.A. (The)	131,380	451,420
NOS SGPS S.A.	73,113	433,819
Novabase SGPS S.A.	7,827	20,504
REN - Redes Energeticas Nacionais SGPS S.A.	94,602	268,628
Semapa-Sociedade de Investimento e Gestao	3,197	45,126
Sonae SGPS S.A.	280,308	257,557
Teixeira Duarte S.A.	59,382	11,611

		2,130,820

Singapore—1.2%
Abterra, Ltd. (a)	51,720	13,572
Accordia Golf Trust	47,600	20,684
Ascendas India Trust	48,900	34,192
ASL Marine Holdings, Ltd.	52,500	4,654
Baker Technology, Ltd.	33,200	13,774
Banyan Tree Holdings, Ltd. (a)	155,000	51,656
Bonvests Holdings, Ltd.	18,000	15,270
Boustead Projects, Ltd. (a)	24,607	12,362
Boustead Singapore, Ltd.	82,025	45,561
Breadtalk Group, Ltd.	37,000	29,589

Singapore—(Continued)
Broadway Industrial Group, Ltd. (a)	156,399	20,425
Bukit Sembawang Estates, Ltd.	72,000	222,363
Centurion Corp., Ltd.	38,000	8,668
China Aviation Oil Singapore Corp., Ltd.	108,400	104,721
Chip Eng Seng Corp., Ltd.	157,000	68,283
Chuan Hup Holdings, Ltd.	125,000	20,215
Cosco Corp. Singapore, Ltd. (a) (b)	477,000	92,228
Creative Technology, Ltd. (a)	22,600	15,011
CSE Global, Ltd.	197,000	61,899
CW Group Holdings, Ltd.	106,000	20,885
CWT, Ltd.	81,000	107,913
Delfi, Ltd.	66,000	101,175
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	5,253
Dyna-Mac Holdings, Ltd. (a)	98,000	11,084
Elec & Eltek International Co., Ltd.	23,000	19,090
Ezion Holdings, Ltd. (a)	516,229	136,621
Ezra Holdings, Ltd. (a)	1,000,703	33,722
Far East Orchard, Ltd.	74,044	74,149
First Resources, Ltd.	86,700	113,600
First Sponsor Group, Ltd.	8,628	7,928
FJ Benjamin Holdings, Ltd. (a)	106,000	4,247
Food Empire Holdings, Ltd. (a)	54,000	16,745
Fragrance Group, Ltd.	752,800	83,322
Frasers Centrepoint, Ltd.	17,300	18,812
Gallant Venture, Ltd. (a)	126,000	10,194
Geo Energy Resources, Ltd. (a)	155,000	24,040
GK Goh Holdings, Ltd.	12,000	6,788
GL, Ltd.	188,000	98,491
Global Premium Hotels, Ltd. (a)	73,200	14,960
Golden Agri-Resources, Ltd.	882,200	260,561
GSH Corp., Ltd.	108,400	38,080
GuocoLand, Ltd.	28,000	34,744
Halcyon Agri Corp., Ltd. (a)	188,713	79,644
Hanwell Holdings, Ltd. (a)	19,000	3,170
Haw Par Corp., Ltd.	10,300	64,575
Hi-P International, Ltd.	99,500	34,995
Hiap Hoe, Ltd.	58,000	28,435
Ho Bee Land, Ltd.	87,000	121,764
Hong Fok Corp., Ltd.	146,740	63,707
Hong Leong Asia, Ltd.	41,000	19,042
Hotel Grand Central, Ltd.	1,000	933
Hour Glass, Ltd. (The)	129,000	55,229
Hwa Hong Corp., Ltd.	138,000	28,435
Hyflux, Ltd.	179,500	63,809
IGG, Inc.	167,000	111,813
Indofood Agri Resources, Ltd.	152,000	54,936
Innovalues, Ltd.	64,000	43,946
Japfa, Ltd.	38,500	24,044
k1 Ventures, Ltd.	80,800	49,909
Kenon Holdings, Ltd. (a)	2,312	27,236
Keppel Infrastructure Trust	549,659	180,392
Keppel Telecommunications & Transportation, Ltd.	44,000	51,985
Koh Brothers Group, Ltd.	97,000	17,433
Lian Beng Group, Ltd.	157,000	50,334
Low Keng Huat Singapore, Ltd.	122,600	48,694
Lum Chang Holdings, Ltd.	115,000	27,733
M1, Ltd.	75,600	102,123

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Marco Polo Marine, Ltd. (a)	51,000	$1,620
Metro Holdings, Ltd.	141,600	97,241
Mewah International, Inc.	110,000	20,874
Midas Holdings, Ltd.	452,000	67,062
Nam Cheong, Ltd. (a)	321,000	13,594
NSL, Ltd.	15,000	16,401
Olam International, Ltd.	45,700	62,134
Overseas Union Enterprise, Ltd.	174,000	210,786
Oxley Holdings, Ltd.	155,000	45,959
Pan-United Corp., Ltd.	43,000	17,021
Penguin International, Ltd.	64,333	10,239
Q&M Dental Group Singapore, Ltd.	41,800	20,600
QAF, Ltd.	86,667	83,129
Raffles Education Corp., Ltd. (a)	384,774	50,488
Raffles Medical Group, Ltd.	147,006	145,010
RHT Health Trust	65,200	41,193
Rickmers Maritime (a) (b) (c)	110,000	1,975
Riverstone Holdings, Ltd.	40,000	24,267
Rotary Engineering, Ltd.	85,000	22,261
Roxy-Pacific Holdings, Ltd.	85,750	25,396
SATS, Ltd.	100,500	335,769
SBS Transit, Ltd.	40,500	59,279
Sembcorp Industries, Ltd.	125,400	245,988
Sembcorp Marine, Ltd.	39,300	37,373
Sheng Siong Group, Ltd.	133,900	87,291
SHS Holdings, Ltd.	47,000	6,456
SIA Engineering Co., Ltd.	44,300	102,826
SIIC Environment Holdings, Ltd. (a)	167,400	67,303
Sinarmas Land, Ltd.	694,000	203,497
Sing Holdings, Ltd.	82,000	17,277
Singapore Post, Ltd.	261,100	263,752
Singapore Reinsurance Corp., Ltd.	1,000	211
Sino Grandness Food Industry Group, Ltd.	137,000	22,674
Stamford Land Corp., Ltd.	278,000	92,375
StarHub, Ltd.	75,000	145,057
Sunningdale Tech, Ltd.	60,600	46,015
Super Group, Ltd.	143,000	126,178
Swiber Holdings, Ltd. (a) (b) (c)	117,749	6,651
Tuan Sing Holdings, Ltd.	169,000	33,190
UMS Holdings, Ltd.	93,000	39,144
United Engineers, Ltd.	138,000	243,911
United Industrial Corp., Ltd.	13,600	25,976
United Overseas Insurance, Ltd.	4,000	12,927
UOB-Kay Hian Holdings, Ltd.	131,440	115,265
UOL Group, Ltd.	53,000	218,322
UPP Holdings, Ltd.	46,000	8,564
Vard Holdings, Ltd. (a)	203,000	34,966
Venture Corp., Ltd.	97,000	660,993
Vibrant Group, Ltd.	47,600	11,167
Vicom, Ltd.	2,000	7,857
Wee Hur Holdings, Ltd.	85,000	13,171
Wheelock Properties Singapore, Ltd.	58,000	59,188
Wing Tai Holdings, Ltd.	159,621	175,040
Yeo Hiap Seng, Ltd.	19,712	18,105
YHI International, Ltd.	39,000	8,887
Yongnam Holdings, Ltd. (a)	241,875	32,898

		8,014,640

Spain—2.1%
Acciona S.A.	7,188	528,972
Acerinox S.A.	70,013	928,370
Adveo Group International S.A.	6,292	22,582
Almirall S.A.	20,336	315,788
Amper S.A. (a)	186,713	43,428
Applus Services S.A.	17,445	176,848
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	233,491
Azkoyen S.A.	1,608	9,941
Baron de Ley (a)	1,139	143,358
Bolsas y Mercados Espanoles S.A.	27,936	822,988
Caja de Ahorros del Mediterraneo (a) (b) (c)	14,621	0
Cellnex Telecom S.A.	22,587	324,392
Cementos Portland Valderrivas S.A. (a)	4,058	25,556
Cie Automotive S.A.	17,266	336,420
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	236,980
Distribuidora Internacional de Alimentacion S.A.	184,598	906,152
Duro Felguera S.A. (a)	27,756	32,700
Ebro Foods S.A.	25,801	540,417
Elecnor S.A.	11,262	106,440
Ence Energia y Celulosa S.A	61,968	163,210
Ercros S.A. (a)	60,314	116,589
Faes Farma S.A.	168,810	596,895
Fluidra S.A.	12,850	58,431
Gamesa Corp. Tecnologica S.A.	69,346	1,406,007
Grupo Catalana Occidente S.A.	21,149	692,306
Grupo Ezentis S.A. (a)	39,717	21,704
Iberpapel Gestion S.A.	612	14,742
Indra Sistemas S.A. (a)	39,802	436,008
Inmobiliaria Colonial S.A.	34,172	236,981
Laboratorios Farmaceuticos Rovi S.A.	6,104	78,617
Liberbank S.A. (a)	9,453	9,795
Mediaset Espana Comunicacion S.A.	49,361	579,196
Melia Hotels International S.A.	21,300	248,341
Miquel y Costas & Miquel S.A.	7,840	204,214
NH Hotel Group S.A. (a)	69,951	282,905
Nmas1 Dinamia S.A.	3,678	31,128
Obrascon Huarte Lain S.A. (d)	35,775	124,002
Papeles y Cartones de Europa S.A.	21,436	118,342
Pescanova S.A. (a) (b) (c)	7,446	0
Pharma Mar S.A. (a)	72,263	205,733
Prim S.A.	3,013	28,223
Promotora de Informaciones S.A. - Class A (a)	13,933	76,879
Prosegur Cia de Seguridad S.A.	54,905	342,724
Quabit Inmobiliaria S.A. (a)	8,932	18,130
Realia Business S.A. (a)	112,366	101,699
Sacyr S.A. (a)	107,800	251,030
Solaria Energia y Medio Ambiente S.A. (a)	19,439	15,648
Talgo S.A. (a)	7,525	35,768
Tecnicas Reunidas S.A.	11,115	454,753
Tecnocom Telecomunicaciones y Energia S.A.	13,592	60,066
Tubacex S.A.	28,250	81,064
Tubos Reunidos S.A. (a)	21,752	19,799
Vidrala S.A.	7,952	410,078
Viscofan S.A.	14,797	729,557
Vocento S.A. (a)	10,923	14,250
Zardoya Otis S.A.	9,760	82,474

		14,082,111

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—3.3%
AAK AB	11,380	$747,701
Acando AB	32,705	92,777
AddLife AB (a)	8,096	120,465
AddNode Group AB	1,849	11,465
AddTech AB - B Shares	25,912	405,205
AF AB - B Shares	24,002	439,875
Arise AB (a)	4,852	10,651
Atrium Ljungberg AB - B Shares	5,167	80,693
Avanza Bank Holding AB	7,660	310,094
Axactor AB (a)	126,649	38,871
B&B Tools AB - B Shares	12,796	268,225
BE Group AB (a)	1,962	8,969
Beijer Alma AB	9,404	240,217
Beijer Electronics AB	5,229	23,465
Beijer Ref AB	6,405	151,882
Betsson AB (a)	27,465	264,685
Bilia AB - A Shares	18,106	416,219
BillerudKorsnas AB	40,202	674,219
BioGaia AB - B Shares	5,094	167,711
Biotage AB	15,339	77,093
Bjorn Borg AB (a)	9,936	36,746
Bonava AB - B Shares (a)	684	10,586
Bulten AB	2,144	20,936
Bure Equity AB	17,448	198,201
Byggmax Group AB	18,326	126,549
Castellum AB	73,943	1,013,392
Clas Ohlson AB - B Shares	16,271	239,301
Cloetta AB - B Shares	92,493	291,331
Com Hem Holding AB	7,445	70,991
Concentric AB	21,708	270,558
Concordia Maritime AB - B Shares	4,217	6,428
Dios Fastigheter AB	17,696	116,613
Doro AB (a)	3,391	19,726
Duni AB	15,028	205,939
East Capital Explorer AB	7,088	51,925
Elekta AB - B Shares	9,189	81,181
Fabege AB	48,889	797,914
Fagerhult AB	6,390	163,717
Fastighets AB Balder - B Shares (a)	323	6,517
Granges AB	7,417	69,984
Gunnebo AB	12,816	54,293
Haldex AB	17,698	226,306
Hemfosa Fastigheter AB	14,975	139,493
HIQ International AB (a)	23,043	155,530
Hoist Finance AB	3,141	29,179
Holmen AB - B Shares	15,352	549,857
Hufvudstaden AB - A Shares	15,492	244,298
Indutrade AB	26,721	535,641
Intrum Justitia AB	21,993	741,924
Inwido AB	3,779	39,190
ITAB Shop Concept AB - Class B	1,944	17,330
JM AB	23,748	685,788
KappAhl AB	29,980	166,180
Karo Pharma AB (a)	13,498	41,612
Karolinska Development AB - Class B (a)	770	507
Klovern AB - B Shares	114,185	119,498
Know It AB	9,489	93,466

Sweden—(Continued)
Kungsleden AB	47,047	297,730
Lagercrantz Group AB - B Shares	24,681	226,351
Lindab International AB	21,316	170,612
Loomis AB - Class B	25,196	749,053
Medivir AB - B Shares (a)	10,470	112,605
Mekonomen AB	9,225	173,517
Modern Times Group MTG AB - B Shares	9,830	291,212
MQ Holding AB (d)	9,112	36,193
Mycronic AB	38,874	417,307
NCC AB - B Shares	9,031	223,379
Nederman Holding AB	932	19,129
Net Insight AB - Class B (a)	143,837	140,441
NetEnt AB (a)	45,991	354,329
New Wave Group AB - B Shares	15,773	95,632
Nibe Industrier AB - B Shares	36,530	287,807
Nobia AB	43,387	403,992
Nolato AB - B Shares	9,452	272,622
Nordnet AB - B Shares	33,249	136,073
OEM International AB - B Shares	498	8,252
Pandox AB	2,349	36,440
Peab AB	53,219	422,265
Pricer AB - B Shares	32,212	32,838
Proact IT Group AB	4,203	67,350
Probi AB	826	43,102
Ratos AB - B Shares (d)	40,725	192,778
RaySearch Laboratories AB	3,556	72,001
Recipharm AB - B Shares	2,485	32,993
Rezidor Hotel Group AB	37,700	146,845
Saab AB - Class B	6,324	235,946
Sagax AB - Class B	14,540	130,238
SAS AB (a)	30,409	46,483
Scandi Standard AB	6,479	40,521
Sectra AB - B Shares (a)	4,644	65,879
Semcon AB	5,540	27,965
SkiStar AB	9,076	151,580
SSAB AB (Helsinki Exchange) - A Shares (a)	27,650	104,744
SSAB AB (Helsinki Exchange) - B Shares (a)	156,539	490,776
SSAB AB (Stockholm Exchange) - A Shares (a)	54,482	206,030
SSAB AB (Stockholm Exchange) - B Shares (a)	112,731	355,319
Sweco AB - B Shares	29,847	590,147
Systemair AB	4,286	57,388
Thule Group AB	14,376	224,806
Transcom Worldwide AB	1,837	17,636
Victoria Park AB - B Shares	4,080	10,029
Vitrolife AB	4,321	183,483
Wallenstam AB - B Shares	64,604	502,160
Wihlborgs Fastigheter AB	28,117	522,211

		21,615,298

Switzerland—5.4%
AFG Arbonia-Forster Holding AG (a)	10,560	169,726
Allreal Holding AG (a)	3,866	574,265
APG SGA S.A.	468	205,427
Aryzta AG (a)	11,588	510,239
Ascom Holding AG	13,341	209,626
Autoneum Holding AG	1,411	370,226

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Bachem Holding AG - Class B	1,074	$95,226
Baloise Holding AG	10,261	1,290,284
Bank Coop AG	2,772	114,334
Banque Cantonale de Geneve	375	109,653
Banque Cantonale Vaudoise	739	468,019
Basler Kantonalbank	130	8,560
Belimo Holding AG	215	649,875
Bell AG	560	241,185
Bellevue Group AG	3,322	51,217
Berner Kantonalbank AG	1,950	352,350
BFW Liegenschaften AG (a)	528	20,402
BKW AG	4,798	232,071
Bobst Group S.A.	5,037	350,171
Bossard Holding AG - Class A (a)	2,245	316,068
Bucher Industries AG	2,604	641,281
Burckhardt Compression Holding AG (d)	1,124	295,555
Burkhalter Holding AG	1,291	173,924
Calida Holding AG (a)	2,002	68,404
Carlo Gavazzi Holding AG	48	11,454
Cembra Money Bank AG (a)	3,891	283,548
Cham Paper Holding AG (a)	113	36,227
Cicor Technologies (a)	644	17,646
Cie Financiere Tradition S.A.	557	44,823
Clariant AG (a)	41,461	714,520
Coltene Holding AG	1,326	96,426
Conzzeta AG	292	206,439
Daetwyler Holding AG	2,920	396,822
DKSH Holding AG	2,596	178,288
dorma+kaba Holding AG - Class B (a)	1,085	806,688
Edmond de Rothschild Suisse S.A.	3	41,229
EFG International AG (a)	20,307	122,821
Emmi AG (a)	1,164	704,812
Energiedienst Holding AG	3,017	71,694
Feintool International Holding AG (a)	684	73,346
Fenix Outdoor International AG	768	56,890
FIH Mobile, Ltd.	214,000	67,419
Flughafen Zuerich AG	7,945	1,474,087
Forbo Holding AG (a)	521	671,899
GAM Holding AG (a)	68,723	795,957
Georg Fischer AG	1,395	1,142,259
Gurit Holding AG (a)	292	232,274
Helvetia Holding AG	2,402	1,294,077
Hiag Immobilien Holding AG (a)	744	76,473
Highlight Communications AG (a)	7,829	46,838
HOCHDORF Holding AG (a)	174	52,917
Huber & Suhner AG	5,559	308,474
Implenia AG	7,145	527,899
Inficon Holding AG (a)	688	247,999
Interroll Holding AG	253	275,615
Intershop Holding AG	418	205,655
IWG plc	206,169	625,043
Jungfraubahn Holding AG	85	8,139
Kardex AG (a)	2,548	237,788
Komax Holding AG	1,321	326,296
Kudelski S.A. (a)	13,221	229,098
LEM Holding S.A.	279	260,850
Liechtensteinische Landesbank AG	2,973	117,809

Switzerland—(Continued)
Logitech International S.A.	59,506	1,484,511
Luzerner Kantonalbank AG (a)	1,489	586,377
MCH Group AG	831	56,395
Metall Zug AG - B Shares	66	209,658
Meyer Burger Technology AG (a)	24,493	16,116
Mikron Holding AG (a)	474	2,839
Mobilezone Holding AG	10,014	142,604
Mobimo Holding AG (a)	3,098	774,937
OC Oerlikon Corp. AG (a)	74,629	732,710
Orascom Development Holding AG (a)	5,250	26,340
Orell Fuessli Holding AG	428	52,590
Oriflame Holding AG (a)	4,387	132,438
Orior AG (a)	2,240	164,436
Panalpina Welttransport Holding AG	2,641	329,931
Phoenix Mecano AG	337	155,207
Plazza AG - Class A (d)	292	64,347
PSP Swiss Property AG	9,560	826,041
Rieter Holding AG (a)	1,344	233,638
Romande Energie Holding S.A.	111	140,072
Schaffner Holding AG (a)	238	56,802
Schmolz & Bickenbach AG (a)	161,565	107,772
Schweiter Technologies AG	381	430,013
Siegfried Holding AG (a)	1,665	348,132
St. Galler Kantonalbank AG	1,175	456,967
Straumann Holding AG	1,968	767,258
Sulzer AG	2,848	293,285
Sunrise Communications Group AG (a)	1,477	97,201
Swiss Prime Site AG (a)	7,387	604,531
Swissquote Group Holding S.A. (a)	3,968	92,944
Tamedia AG	904	138,599
Tecan Group AG	2,995	466,492
Temenos Group AG (a)	22,137	1,541,582
U-Blox Holding AG (a)	2,262	424,669
Valiant Holding AG	5,102	508,080
Valora Holding AG	1,316	373,795
Vaudoise Assurances Holding S.A.	464	219,624
Vetropack Holding AG	88	153,397
Von Roll Holding AG (a)	7,038	4,285
Vontobel Holding AG	9,780	513,231
VZ Holding AG	318	95,407
Walliser Kantonalbank	1,160	87,066
Walter Meier AG	872	30,967
Warteck Invest AG	15	26,908
Ypsomed Holding AG (a)	1,609	292,275
Zehnder Group AG (a)	4,642	146,573
Zug Estates Holding AG - B Shares (a)	83	134,732
Zuger Kantonalbank AG	68	331,954

		35,482,354

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	113,733

United Kingdom—15.2%
4imprint Group plc	6,953	152,016
888 Holdings plc	47,916	128,679
A.G.Barr plc	43,047	265,961

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
AA plc	77,322	$263,754
Aberdeen Asset Management plc	24,859	79,003
Acacia Mining plc	56,954	258,699
Acal plc	17,866	49,969
Afren plc (a) (b) (c)	251,096	0
Aggreko plc	26,887	303,770
Air Partner plc	992	6,141
Amec Foster Wheeler plc	99,456	573,446
Anglo Pacific Group plc	35,633	56,839
Anglo-Eastern Plantations plc	4,252	35,359
Arrow Global Group plc	27,741	101,652
Ashmore Group plc	105,606	368,494
Atrium European Real Estate, Ltd.	114,274	472,655
Auto Trader Group plc	132,873	669,030
AVEVA Group plc	4,501	103,726
Avon Rubber plc	10,973	140,573
Balfour Beatty plc	272,534	900,051
BBA Aviation plc	419,362	1,459,533
Beazley plc	227,019	1,082,677
Bellway plc	55,252	1,681,178
Berendsen plc	63,707	680,539
BGEO Group plc	6,261	230,667
Bloomsbury Publishing plc	25,349	52,999
Bodycote plc	101,186	802,090
Booker Group plc	440,978	951,376
Bovis Homes Group plc	60,601	611,448
Braemar Shipping Services plc	7,120	24,446
Brammer plc	36,027	73,282
Brewin Dolphin Holdings plc	136,293	513,076
Britvic plc	71,540	499,539
BTG plc (a)	51,257	371,756
Cairn Energy plc (a)	234,247	678,784
Cape plc	51,292	92,215
Capital & Counties Properties plc	46,906	171,401
Carclo plc	16,990	28,373
Carillion plc	169,977	491,911
Carr’s Group plc	15,540	28,410
Castings plc	1,484	7,632
Centamin plc	342,133	577,592
Centaur Media plc	92,526	49,033
Chemring Group plc (a)	123,138	257,594
Chesnara plc	58,648	263,724
Cineworld Group plc	70,599	490,415
City of London Investment Group plc	2,966	12,498
Clarkson plc	4,101	109,815
Close Brothers Group plc	58,401	1,036,388
CLS Holdings plc (a)	3,476	65,431
Cobham plc	545,934	1,100,159
Communisis plc	57,478	30,698
Computacenter plc	33,426	327,662
Connect Group plc	113,354	213,186
Consort Medical plc	23,287	303,823
Costain Group plc	21,151	91,741
Countrywide plc	2,910	6,314
Cranswick plc	22,242	642,452
Crest Nicholson Holdings plc	18,352	101,899
Daejan Holdings plc	1,147	87,350

United Kingdom—(Continued)
Daily Mail & General Trust plc - Class A	83,431	799,870
Dairy Crest Group plc	61,577	470,197
De La Rue plc	29,428	222,468
Debenhams plc	426,182	300,655
Dechra Pharmaceuticals plc	29,807	493,826
Devro plc	61,396	142,783
Dialight plc (a)	3,360	32,671
Dignity plc	22,395	681,123
Diploma plc	38,305	490,349
Domino’s Pizza Group plc	147,744	654,906
Drax Group plc	137,597	639,927
DS Smith plc	336,909	1,690,034
Dunelm Group plc	12,749	126,306
E2V Technologies plc	74,152	249,356
Electrocomponents plc	174,930	1,027,008
Elementis plc	171,004	583,121
EnQuest plc (a)	582,443	299,861
EnQuest plc (a)	38,556	19,260
Enterprise Inns plc (a)	256,620	384,208
Essentra plc	78,989	447,348
esure Group plc	6,724	16,683
Euromoney Institutional Investor plc	14,736	208,333
Evraz plc (a)	60,200	163,444
Fenner plc	78,996	229,317
Ferrexpo plc (a)	36,701	60,396
Fidessa Group plc	14,501	406,694
Findel plc (a)	17,439	40,193
Firstgroup plc (a)	412,049	524,960
Foxtons Group plc	51,116	64,193
Fuller Smith & Turner plc - Class A	7,667	91,996
G4S plc	27,804	80,463
Galliford Try plc	39,495	627,657
Gem Diamonds, Ltd.	35,552	48,178
Genus plc	26,031	575,746
Go-Ahead Group plc	12,021	329,989
Grainger plc	65,581	192,164
Greene King plc	121,167	1,041,394
Greggs plc	41,552	496,182
Halfords Group plc	99,977	450,020
Halma plc	135,194	1,490,083
Hansard Global plc	2,566	3,347
Hays plc	439,356	806,424
Headlam Group plc	56,817	341,588
Helical plc	63,391	230,262
Henderson Group plc	414,124	1,197,850
Henry Boot plc	5,947	14,788
Hill & Smith Holdings plc	46,114	679,701
Hilton Food Group plc	1,888	14,460
Hiscox, Ltd.	106,215	1,329,874
Hochschild Mining plc	74,658	194,479
Hogg Robinson Group plc	72,262	60,348
HomeServe plc	112,845	856,311
Howden Joinery Group plc	194,200	913,793
Hunting plc	52,837	407,296
Huntsworth plc	31,310	14,655
IG Group Holdings plc	127,101	772,641
Imagination Technologies Group plc (a)	46,403	143,576

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
IMI plc	16,795	$214,178
Inchcape plc	161,511	1,391,482
Indivior plc	132,106	481,433
Inmarsat plc	78,879	727,601
Intermediate Capital Group plc	26,473	227,585
International Personal Finance plc	79,366	167,686
Interserve plc	69,361	292,017
IP Group plc (a)	139,902	308,468
ITE Group plc	76,274	144,702
James Fisher & Sons plc	20,005	384,296
Jardine Lloyd Thompson Group plc	46,166	559,757
JD Sports Fashion plc	168,830	660,545
JD Wetherspoon plc	38,521	421,281
John Menzies plc	21,887	160,538
John Wood Group plc	122,821	1,322,424
Jupiter Fund Management plc	111,316	606,584
KAZ Minerals plc (a)	44,157	193,794
Kcom Group plc	240,465	280,816
Keller Group plc	25,571	264,698
Kier Group plc	26,579	448,403
Ladbrokes Coral Group plc	312,983	445,787
Laird plc	150,399	282,691
Lancashire Holdings, Ltd.	67,933	579,229
Laura Ashley Holdings plc	25,157	6,181
Lavendon Group plc	44,306	144,172
Lonmin plc (a)	12,029	20,927
Lookers plc	131,372	189,562
Low & Bonar plc	37,972	30,613
LSL Property Services plc	11,741	33,346
Man Group plc	598,620	871,242
Marshalls plc	63,336	227,962
Marston’s plc	328,476	550,116
McBride plc (a)	87,417	195,052
McColl’s Retail Group plc	12,767	29,290
Mears Group plc	41,542	233,044
Meggitt plc	11,991	67,715
Melrose Industries plc	718,835	1,750,359
Micro Focus International plc	5,079	136,254
Millennium & Copthorne Hotels plc	69,703	395,118
Mitchells & Butlers plc	67,625	208,939
Mitie Group plc	137,149	379,121
Moneysupermarket.com Group plc	143,669	520,199
Morgan Advanced Materials plc	113,848	399,513
Morgan Sindall Group plc	17,569	161,969
Mothercare plc (a)	51,119	71,150
N Brown Group plc	73,957	202,028
National Express Group plc	225,819	983,326
NCC Group plc	76,130	169,445
New World Resources plc - A Shares (a) (b) (c)	11,898	12
NEX Group plc	114,424	655,020
Northgate plc	48,315	294,077
Novae Group plc	22,502	190,653
Ocado Group plc (a)	24,697	80,330
OneSavings Bank plc	6,910	28,761
Ophir Energy plc (a)	122,457	145,183
Oxford Instruments plc	13,946	125,597
Pagegroup plc	84,971	407,333

United Kingdom—(Continued)
PayPoint plc	19,490	240,613
Pendragon plc	345,188	132,526
Pennon Group plc	139,688	1,419,947
Petra Diamonds, Ltd. (a)	172,115	330,459
Petrofac, Ltd.	30,916	330,395
Petropavlovsk plc (a)	192,556	16,461
Phoenix Group Holdings	51,559	466,471
Photo-Me International plc	41,655	84,083
Playtech plc	58,243	592,357
Polypipe Group plc	4,075	16,243
Porvair plc	2,554	13,701
Premier Foods plc (a)	334,879	193,646
Premier Oil plc (a)	172,107	156,311
Punch Taverns plc (a)	16,132	37,521
PZ Cussons plc	102,110	419,736
QinetiQ Group plc	183,469	593,645
Rank Group plc	29,633	71,187
Rathbone Brothers plc	21,429	522,405
Raven Russia, Ltd. (a)	80,649	44,422
REA Holdings plc (a)	1,120	4,863
Redrow plc	150,678	795,843
Renishaw plc	17,538	543,277
Renold plc (a)	64,766	35,190
Rentokil Initial plc	576,032	1,575,769
Restaurant Group plc (The)	63,027	251,124
Ricardo plc	13,452	159,571
Rightmove plc	30,801	1,480,271
RM plc	43,283	72,025
Robert Walters plc	14,599	61,953
Rotork plc	286,300	846,613
RPC Group plc	142,285	1,861,465
RPS Group plc	100,537	274,291
Saga plc	33,972	81,502
Savills plc	62,765	540,473
SDL plc	33,826	184,586
Senior plc	166,890	397,834
Sepura plc (a)	11,245	2,618
Serco Group plc (a)	73,667	130,020
Severfield plc	100,890	93,136
Shanks Group plc	221,260	250,027
SIG plc	252,797	321,758
Soco International plc	50,968	100,054
Spectris plc	44,465	1,265,969
Speedy Hire plc	205,988	129,367
Spirax-Sarco Engineering plc	22,020	1,130,872
Spirent Communications plc	240,086	291,652
Sportech plc (a)	20,264	21,826
SSP Group plc	42,641	203,303
St. Ives plc	36,663	57,598
St. Modwen Properties plc	94,644	354,321
Stagecoach Group plc	127,734	339,903
Stallergenes Greer plc (a)	569	18,494
SThree plc	33,106	126,451
Stobart Group, Ltd.	12,441	27,311
SuperGroup plc	18,185	368,609
Synthomer plc	102,899	484,275
TalkTalk Telecom Group plc	151,305	315,066

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Tate & Lyle plc	139,162	$1,211,981
Ted Baker plc	8,336	288,861
Telecom Plus plc	21,749	315,101
Thomas Cook Group plc (a)	438,591	468,066
Topps Tiles plc	83,374	89,586
TP ICAP plc	203,445	1,085,238
Trifast plc	11,558	29,215
Trinity Mirror plc	174,518	229,646
TT electronics plc	79,682	161,036
Tullow Oil plc (a) (d)	283,543	1,086,732
U & I Group plc	54,856	115,105
UBM plc	98,172	882,415
Ultra Electronics Holdings plc	27,882	666,210
UNITE Group plc (The)	97,058	725,572
Vectura Group plc (a)	245,376	414,690
Vedanta Resources plc	28,343	303,686
Vesuvius plc	97,752	476,093
Victrex plc	29,970	710,342
Vitec Group plc (The)	10,351	82,872
Volex plc (a)	20,438	12,176
Vp plc	1,199	11,282
Weir Group plc (The)	18,886	437,568
WH Smith plc	53,179	1,018,543
William Hill plc	315,264	1,123,647
Wincanton plc	37,122	112,105
WS Atkins plc	34,945	626,816
Xaar plc	18,088	88,834
XP Power, Ltd.	3,554	76,098
Zeal Network SE	1,934	74,925

		100,381,132

Total Common Stocks (Cost $574,271,710)		656,651,442

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	3,558	50,103
Draegerwerk AG & Co. KGaA	945	78,933
FUCHS Petrolub SE	7,687	322,785
Jungheinrich AG	13,710	392,492
Sartorius AG	3,540	262,110
Sixt SE	554	22,739
Sto SE & Co. KGaA	102	9,970

Total Preferred Stocks (Cost $952,111)		1,139,132

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units), Expires 07/29/16 (a) (c)	9,600	0

Australia—(Continued)
Corporate Travel Management, Ltd., Expires 01/17/17 (a)	992	2,463

		2,463

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

Italy—0.0%
Credito Valtellinese SC, Expires 01/05/17 (a) (c)	463,264	0

Norway—0.0%
Petroleum Geo-Services ASA, Expires 01/05/17 (a)	6,195	4,806

Spain—0.0%
Faes Farma S.A., Expires 01/05/17 (a)	168,810	16,171

United Kingdom—0.0%
Fortune Oil CVR (a) (b)	575,627	0

Total Rights (Cost $15,823)		23,440

Warrants—0.0%

Canada—0.0%
Novelion Therapeutics, Inc., Expires 11/23/17 (a) (c)	25,500	0
Novelion Therapeutics, Inc., Expires 11/23/17 (a) (c)	25,500	0

Total Warrants (Cost $0)		0

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $2,627,583 on 01/03/17, collateralized by $2,695,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $2,683,870.	2,627,574	2,627,574

Total Short-Term Investments (Cost $2,627,574)		2,627,574

Securities Lending Reinvestments (e)—3.1%

Certificates of Deposit—1.6%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (f)	600,000	600,012
Chiba Bank, Ltd., New York 0.870%, 01/10/17	400,000	400,009

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (f)	250,000	$250,197
Credit Industriel et Commercial 1.245%, 04/05/17 (f)	200,000	200,108
Credit Suisse AG New York 1.335%, 04/03/17 (f)	200,000	200,044
1.364%, 04/11/17 (f)	300,000	300,065
Credit Suisse AG New York 1.364%, 05/12/17 (f)	250,000	250,026
DG Bank New York 0.940%, 01/12/17	250,000	250,013
0.950%, 01/03/17	200,000	200,001
DNB NOR Bank ASA 1.130%, 07/28/17 (f)	200,000	199,965
DZ Bank AG New York 1.010%, 02/27/17	200,000	200,058
ING Bank NV 1.265%, 04/18/17 (f)	250,000	250,458
KBC Bank NV 1.000%, 01/04/17	200,000	200,000
1.050%, 01/17/17	200,000	200,024
KBC Brussells 1.050%, 01/27/17	400,000	400,076
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	498,853	499,785
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (f)	200,000	200,095
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	200,000	199,981
1.361%, 04/26/17 (f)	200,000	199,990
1.395%, 04/11/17 (f)	200,000	200,060
1.436%, 04/18/17 (f)	300,000	300,094
National Australia Bank London 1.182%, 11/09/17 (f)	500,000	498,760
National Bank of Canada 0.650%, 01/06/17	500,000	500,020
Natixis New York 0.900%, 02/17/17	250,000	250,032
Royal Bank of Canada New York 1.145%, 04/04/17 (f)	500,000	499,872
Shizuoka Bank New York 0.840%, 01/03/17	500,000	500,002
Sumitomo Bank New York 1.212%, 06/05/17 (f)	500,000	499,990
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	249,328	249,820
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (f)	250,000	250,128
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (f)	500,000	500,059
1.364%, 04/10/17 (f)	200,000	200,077
Svenska Handelsbanken New York 1.266%, 05/18/17 (f)	500,000	500,087
UBS, Stamford 1.084%, 05/12/17 (f)	300,000	299,977

Certificates of Deposit—(Continued)
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (f)	200,000	200,056
1.264%, 10/26/17 (f)	200,000	200,137

		10,850,078

Commercial Paper—0.8%
ABN AMRO Funding USA 0.910%, 01/11/17	199,545	199,938
Atlantic Asset Securitization LLC 0.990%, 01/12/17	199,505	199,935
1.040%, 02/03/17	199,393	199,825
Commonwealth Bank Australia 1.236%, 10/23/17 (f)	500,000	500,281
Den Norske ASA 1.206%, 04/27/17 (f)	200,000	200,011
HSBC plc 1.216%, 04/25/17 (f)	500,000	499,979
Macquarie Bank, Ltd. 0.930%, 01/19/17	199,525	199,877
National Australia Bank, Ltd. 1.288%, 12/06/17 (f)	500,000	500,001
Ridgefield Funding Co. LLC 1.000%, 01/03/17	399,000	399,977
Sheffield Receivables Co. 1.050%, 01/06/17	498,629	499,935
Suncorp Metway, Ltd. 0.930%, 02/09/17	798,099	799,114
Toronto Dominion Holding Corp. 0.600%, 01/05/17	249,742	249,972
Versailles Commercial Paper LLC 1.000%, 01/31/17	299,200	299,774
1.050%, 01/17/17	199,393	199,911
Westpac Banking Corp. 1.232%, 10/20/17 (f)	300,000	300,524

		5,249,054

Repurchase Agreements—0.5%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $100,010 on 01/03/17, collateralized by $100,874 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $102,000.	100,000	100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $100,011 on 01/03/17, collateralized by $102,090 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $102,001.	100,000	100,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $1,200,359 on 01/03/17, collateralized by various Common Stock with a value of $1,333,866.	1,200,000	1,200,000

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $502,097 on 03/03/17, collateralized by various Common Stock with a value of $550,000.	500,000	$500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $289,068 on 01/03/17, collateralized by $1,487,523 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $294,834.	289,053	289,053
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $200,023 on 01/03/17, collateralized by $197,871 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $204,103.	200,000	200,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $301,537 on 04/03/17, collateralized by various Common Stock with a value of $330,000.	300,000	300,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $1,000,167 on 01/05/17, collateralized by $1,605,069 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $1,020,125.	1,000,000	1,000,000

		3,689,053

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	200,000	200,000
1.200%, 01/23/17	500,000	500,000
Shinkin Central Bank 1.200%, 01/27/17	100,000	100,000
1.220%, 01/26/17	300,000	300,000

		1,100,000

Total Securities Lending Reinvestments (Cost $20,887,075)		20,888,185

Total Investments—102.9% (Cost $598,754,293) (g)		681,329,773
Other assets and liabilities (net)—(2.9)%		(19,390,229)

Net Assets—100.0%		$661,939,544

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.
(c)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $19,727,155 and the collateral received consisted of cash in the amount of $20,879,265. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31,2016.
(g)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $606,165,241. The aggregate unrealized appreciation and depreciation of investments were $169,560,397 and $(94,395,865), respectively, resulting in net unrealized appreciation of $75,164,532 for federal income tax purposes.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Machinery	6.0
Metals & Mining	5.1
Real Estate Management & Development	4.2
Banks	4.2
Food Products	3.9
Chemicals	3.6
Construction & Engineering	3.6
Hotels, Restaurants & Leisure	3.2
Capital Markets	3.1
Media	3.0

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$49,587	$42,899,770	$65,771	$43,015,128
Austria	—	7,361,451	0	7,361,451
Belgium	1,052,100	11,620,135	—	12,672,235
Cambodia	—	263,119	—	263,119
Canada	58,756,774	16,833	10,056	58,783,663
China	—	144,282	—	144,282
Denmark	—	12,534,685	—	12,534,685
Finland	—	19,350,270	1,721	19,351,991
France	—	30,585,298	—	30,585,298
Germany	—	40,543,210	—	40,543,210
Hong Kong	325,730	21,312,534	8,284	21,646,548
Ireland	—	5,566,349	—	5,566,349
Isle of Man	—	718,039	—	718,039
Israel	24,796	5,546,521	—	5,571,317
Italy	111,005	24,333,883	0	24,444,888
Japan	218,011	159,619,364	47,511	159,884,886
Liechtenstein	—	37,977	—	37,977
Luxembourg	—	414,934	—	414,934
Macau	—	72,298	—	72,298
Malta	—	729,079	—	729,079
Netherlands	—	16,584,071	—	16,584,071
New Zealand	64,875	7,601,918	—	7,666,793
Norway	73,650	6,147,307	—	6,220,957
Philippines	—	18,156	—	18,156
Portugal	—	2,130,820	0	2,130,820
Singapore	111,536	7,796,997	106,107	8,014,640
Spain	—	14,082,111	0	14,082,111
Sweden	—	21,615,298	—	21,615,298
Switzerland	625,043	34,857,311	—	35,482,354
United Arab Emirates	—	113,733	—	113,733
United Kingdom	655,020	99,726,100	12	100,381,132
Total Common Stocks	62,068,127	594,343,853	239,462	656,651,442
Total Preferred Stocks*	—	1,139,132	—	1,139,132

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Rights
Australia	$2,463	$—	$—	$2,463
Austria	—	—	0	0
Italy	—	0	—	0
Norway	—	4,806	—	4,806
Spain	16,171	—	—	16,171
United Kingdom	—	—	0	0
Total Rights	18,634	4,806	0	23,440
Total Warrants*	—	0	—	0
Total Short-Term Investment*	—	2,627,574	—	2,627,574
Total Securities Lending Reinvestments*	—	20,888,185	—	20,888,185
Total Investments	$62,086,761	$619,003,550	$239,462	$681,329,773

Collateral for Securities Loaned (Liability)	$—	$(20,879,265)	$—	$(20,879,265)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 2 to Level 1 in the amount of $180,243 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $834,697 were due to the application of a systematic fair valuation model factor.

Transfers from Level 3 to Level 2 in the amount of $29,918 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 2 and Level 1 to Level 3 in the amount of $309,132 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$681,329,773
Cash	4,601
Cash denominated in foreign currencies (c)	1,357,532
Receivable for:
Investments sold	538,836
Fund shares sold	5,060
Dividends and interest	1,023,594
Prepaid expenses	1,899

Total Assets	684,261,295
Liabilities
Collateral for securities loaned	20,879,265
Payables for:
Investments purchased	414,457
Securities lending cash collateral	6,590
Fund shares redeemed	21,459
Accrued Expenses:
Management fees	443,775
Distribution and service fees	16,079
Deferred trustees’ fees	92,334
Other expenses	447,792

Total Liabilities	22,321,751

Net Assets	$661,939,544

Net Assets Consist of:
Paid in surplus	$538,796,865
Undistributed net investment income	8,267,635
Accumulated net realized gain	32,340,961
Unrealized appreciation on investments and foreign currency transactions	82,534,083

Net Assets	$661,939,544

Net Assets
Class A	$585,616,818
Class B	76,322,726
Capital Shares Outstanding*
Class A	46,572,476
Class B	6,106,192
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.57
Class B	12.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $598,754,293.
(b)	Includes securities loaned at value of $19,727,155.
(c)	Identified cost of cash denominated in foreign currencies was $1,364,502.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$18,695,060
Interest (b)	101
Securities lending income	1,281,137
Other income (c)	951,958

Total investment income	20,928,256
Expenses
Management fees	5,321,293
Administration fees	21,578
Custodian and accounting fees	391,559
Distribution and service fees—Class B	190,453
Audit and tax services	66,496
Legal	33,031
Trustees’ fees and expenses	45,248
Shareholder reporting	30,415
Insurance	4,608
Miscellaneous	182,780

Total expenses	6,287,461
Less management fee waiver	(50,000)

Net expenses	6,237,461

Net Investment Income	14,690,795

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,610,646
Futures contracts	(92,247)
Foreign currency transactions	81,341

Net realized gain	34,599,740

Net change in unrealized depreciation on:
Investments	(10,309,010)
Foreign currency transactions	(10,129)

Net change in unrealized depreciation	(10,319,139)

Net realized and unrealized gain	24,280,601

Net Increase in Net Assets From Operations	$38,971,396

(a)	Net of foreign withholding taxes of $1,471,832.
(b)	Net of foreign withholding taxes of $701.
(c)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,690,795	$12,455,986
Net realized gain	34,599,740	43,422,897
Net change in unrealized depreciation	(10,319,139)	(11,511,915)

Increase in net assets from operations	38,971,396	44,366,968

From Distributions to Shareholders
Net investment income
Class A	(12,648,546)	(12,147,392)
Class B	(1,467,138)	(1,324,201)
Net realized capital gains
Class A	(36,530,415)	(102,736,764)
Class B	(4,808,951)	(12,835,328)

Total distributions	(55,455,050)	(129,043,685)

Increase (decrease) in net assets from capital share transactions	(6,958,272)	89,136,085

Total increase (decrease) in net assets	(23,441,926)	4,459,368

Net Assets
Beginning of period	685,381,470	680,922,102

End of period	$661,939,544	$685,381,470

Undistributed net investment income
End of period	$8,267,635	$5,795,282

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	70,203	$852,354	1,577,058	$23,277,000
Reinvestments	4,143,131	49,178,961	8,484,797	114,884,156
Redemptions	(4,240,434)	(54,395,002)	(4,336,404)	(65,559,909)

Net increase (decrease)	(27,100)	$(4,363,687)	5,725,451	$72,601,247

Class B
Sales	863,724	$10,719,761	1,224,134	$16,756,624
Reinvestments	531,421	6,276,089	1,050,410	14,159,529
Redemptions	(1,588,476)	(19,590,435)	(1,020,649)	(14,381,315)

Net increase (decrease)	(193,331)	$(2,594,585)	1,253,895	$16,534,838

Increase (decrease) derived from capital shares transactions		$(6,958,272)		$89,136,085

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.97		$14.84	$16.83	$13.85	$13.25

Income (Loss) from Investment Operations
Net investment income (a)	0.28	(b)	0.25	0.26	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.44		0.78	(1.28)	3.42	2.04

Total from investment operations	0.72		1.03	(1.02)	3.70	2.31

Less Distributions
Distributions from net investment income	(0.29)		(0.31)	(0.38)	(0.30)	(0.36)
Distributions from net realized capital gains	(0.83)		(2.59)	(0.59)	(0.42)	(1.35)

Total distributions	(1.12)		(2.90)	(0.97)	(0.72)	(1.71)

Net Asset Value, End of Period	$12.57		$12.97	$14.84	$16.83	$13.85

Total Return (%) (c)	6.00	(e)	6.08	(6.50)	27.94	18.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		0.95	0.98	0.95	0.98
Net ratio of expenses to average net assets (%) (d)	0.92		0.94	0.97	0.94	0.98
Ratio of net investment income to average net assets (%)	2.26	(b)	1.78	1.58	1.86	2.06
Portfolio turnover rate (%)	8		12	10	12	12
Net assets, end of period (in millions)	$585.6		$604.2	$606.4	$913.3	$713.4

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.89		$14.77	$16.75	$13.79	$13.20

Income (Loss) from Investment Operations
Net investment income (a)	0.25	(b)	0.21	0.21	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.44		0.77	(1.26)	3.41	2.02

Total from investment operations	0.69		0.98	(1.05)	3.65	2.26

Less Distributions
Distributions from net investment income	(0.25)		(0.27)	(0.34)	(0.27)	(0.32)
Distributions from net realized capital gains	(0.83)		(2.59)	(0.59)	(0.42)	(1.35)

Total distributions	(1.08)		(2.86)	(0.93)	(0.69)	(1.67)

Net Asset Value, End of Period	$12.50		$12.89	$14.77	$16.75	$13.79

Total Return (%) (c)	5.83	(e)	5.76	(6.69)	27.60	17.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18		1.20	1.23	1.20	1.23
Net ratio of expenses to average net assets (%) (d)	1.17		1.19	1.22	1.19	1.23
Ratio of net investment income to average net assets (%)	2.01	(b)	1.50	1.32	1.58	1.81
Portfolio turnover rate (%)	8		12	10	12	12
Net assets, end of period (in millions)	$76.3		$81.2	$74.5	$81.1	$63.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $2,627,574. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,689,053. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2016, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 28, 2016 through November 1, 2016, the Portfolio had bought and sold $6,935,302 in notional cost on equity index futures contracts. At December 31, 2016, the Portfolio did not have any open futures contracts. For the year ended December 31, 2016, the Portfolio had realized losses in the amount of $92,247 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$50,535,804	$0	$98,392,852

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,321,293	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$14,816,351	$14,989,927	$40,638,699	$114,053,758	$55,455,050	$129,043,685

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,911,663	$30,200,215	$75,123,135	$—	$123,235,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-50

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-51

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-52

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-53

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-54

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-55

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Met/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also took into account that the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size.

MSF-56

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-57

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-58

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-59

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-60

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Met/Wellington Balanced Portfolio returned 6.99%, 6.74%, and 6.83%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 11.96% and 2.65%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 8.31%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the U.K. referendum vote to leave the European Union (“Brexit”), U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter Gross Domestic Product growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade.

Returns varied by market-cap, as small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, outperformed large-cap stocks, as measured by the S&P 500 Index.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, political upheaval, and oil prices.

Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the European Central Bank kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. Developed markets government bond prices largely gained outside the U.S. over the period, as global uncertainties kept central banks in easing mode for most of the year. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed hiked rates for only the second time in ten years. While markets had largely anticipated the decision, the Fed’s post-meeting statement and press conference leaned more hawkish than expected. The U.S. dollar ended higher against a broad basket of currencies over the period, particularly following the U.S. election results and Fed rate hike decision. Emerging market currencies also weakened significantly against the dollar following Trump’s election victory over concerns about potential U.S. trade protectionism. Meanwhile, the U.K. pound depreciated in the aftermath of Brexit.

Absolute returns in the major fixed income spread sectors were positive during the 12-month period, aided by the decline in government bond yields outside the U.S. In the U.S., coupon income helped offset the impact of higher Treasury yields. On an excess return basis, most spread sectors posted positive returns over the period, including High Yield, Emerging Markets Debt, and Investment Grade corporates, as credit spreads tightened during the year. However, this masked considerable volatility in spread sector returns, including a drawdown in many spread sectors in the first part of 2016 and immediately following the Brexit referendum.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the period ended December 31, 2016.

The equity portion of the Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period ended December 31, 2016. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of our performance. During the period, weak stock selection was the primary driver of the Portfolio’s benchmark-relative underperformance. While negative stock selection drove performance, we do not believe that we have been rewarded based on our conviction levels in stocks we believed have exhibited fundamental progress (i.e. through upgrades in consensus earnings estimates). Consequently, the positive attributes we believed these stocks possessed were not rewarded by increased share prices during the period.

Selection within Information Technology, Financials, and Consumer Staples sectors detracted most from relative results. This was partially offset by stronger stock selection within the Consumer Discretionary, Utilities, and Industrials sectors.

MSF-1

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

Among the equity portion of the Portfolio’s largest individual detractors were McKesson, Allergan, and Wells Fargo. Wells Fargo was eliminated from the Portfolio over the period. Not owning large benchmark constituent JPMorgan Chase within the Financials sector also weighed on relative returns. We believed JPMorgan Chase was fairly valued and instead we continued to focus on undervalued stocks in the banks group.

The Portfolio’s equity holdings in Seagate Technology and Bank of America were among the stocks that contributed most to relative performance during the period. Seagate Technology is a U.S.-based data-storage company. Seagate Technology announced an ambitious restructuring plan, boosting the stock price. Bank of America is a global financial services company. The stock price was driven higher on investors’ expectations of rising interest rates and that the Republican sweep of the White House and Congress will relieve regulatory pressures the banking sector has faced since the financial crisis.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 2016 calendar year. Sector allocation contributed positively to relative performance. The Portfolio’s allocations to structured finance sectors Commercial Mortgage-Backed Securities (“CMBS”), non-agency Residential Mortgage-Backed Securities (“RMBS”), and Collateralized Loan Obligations (“CLOs”) all contributed positively to returns. Additionally, the allocations to High Yield and Bank Loans contributed to relative outperformance over the year, though contribution from High Yield security selection was somewhat offset by credit hedges implemented with High Yield credit event indices. Security selection within Investment Grade Energy and Financials also benefitted results. Additionally, the Portfolio had been positioned for rising inflation expectations being long U.S. Treasury Inflation Protected Securities (“TIPS”) vs. nominal Treasuries, and this position contributed to returns as market inflation expectations rose in the second half of the year.

During the period, the fixed income portion of the Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposures, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. The Portfolio’s use of credit derivatives, implemented as short positions to hedge, detracted from relative performance over the period as High Yield and Investment Grade sectors outperformed many other fixed income sectors during the period.

At period end, we believed the majority of the U.S. Industrial sector may benefit from more cash mobility, lower taxes and higher U.S. infrastructure spending. Almost all have been hit by the recent “industrial recession” with business confidence remaining depressed as capital spending checkbooks have not opened up in a meaningful way. We believed there was a disconnect between what the infrastructure levered stocks priced in versus a realistic reality. At the end of the period, we avoided some manufacturing stocks that have aggressively rallied on the U.S. infrastructure theme.

Within the Financials sector, U.S. banks have rallied following the election of Donald Trump. We expect fewer regulatory restrictions and more fiscal stimulus to provide a tailwind for many banks with large deposit franchises. We remained sanguine on U.S. banks due to their inexpensive valuations relative to their returns and the potential upside that higher interest rates could provide. We continued to focus on value stocks in the group with Bank of America as our largest active weight within the sector at period end. We also added to PNC Financial Services in the fourth quarter of 2016. We believe this diversified financial services firm, which focuses on mostly retail and business banking, has a disciplined management team, clear plan to deepen relationships with clients to drive fee growth, and trades at an attractive valuation.

The Portfolio is generally industry/sector-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the Information Technology, Financials, and Health Care sectors and no exposure to the Telecommunications Services sector at the end of the period. Exposure to the Health Care sector increased over the period while exposure to the Industrials sector decreased.

At the end of the year, the Portfolio’s fixed income portion was positioned with a long duration; however, longer term, the team is duration-neutral (while taking longer or shorter positions opportunistically) and continues to be positioned for rising inflation expectations. The Portfolio was neutral to Investment Grade Credit, but continued to favor Financials issuers. The Portfolio was overweight agency MBS and CMBS. The Portfolio continued to hold allocations to non-agency MBS, CLOs, Bank Loans, and BB-rated High Yield as of the end of the year.

MSF-2

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At the end of the year, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to the equity portion of the Portfolio and a 39% allocation to the fixed income portion of the Portfolio and represented a marginal increase to the equity allocation and decrease to the fixed income allocation from the beginning of the period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Met/Wellington Balanced Portfolio
Class A	6.99	10.46	5.75
Class B	6.74	10.18	5.48
Class E	6.83	10.28	5.59
S&P 500 Index	11.96	14.66	6.95
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Holdings

% of Net Assets
Apple, Inc.	1.8
Bank of America Corp.	1.7
Alphabet, Inc.	1.6
Amazon.com, Inc.	1.2
Comcast Corp.	1.1

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	4.9
Freddie Mac 30 Yr. Gold Pool	4.7
Freddie Mac 15 Yr. Gold Pool	1.8
Fannie Mae 15 Yr. Pool	1.8
Ginnie Mae I 30 Yr. Pool	0.8

Top Equity Sectors

% of Net Assets
Information Technology	11.5
Financials	9.5
Health Care	9.4
Consumer Discretionary	7.1
Consumer Staples	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	17.3
Corporate Bonds & Notes	12.8
Asset-Backed Securities	6.1
Mortgage-Backed Securities	5.1
Floating Rate Loans	1.9

MSF-4

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.51%	$1,000.00	$1,035.90	$2.61
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class B(a)	Actual	0.76%	$1,000.00	$1,034.30	$3.89
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class E(a)	Actual	0.66%	$1,000.00	$1,034.80	$3.38
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-5

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—60.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Boeing Co. (The)	19,947	$3,105,349
General Dynamics Corp.	31,398	5,421,179
Lockheed Martin Corp.	24,476	6,117,531
United Technologies Corp.	58,967	6,463,963

		21,108,022

Air Freight & Logistics—0.4%
FedEx Corp.	14,244	2,652,233
XPO Logistics, Inc. (a) (b)	49,050	2,116,998

		4,769,231

Airlines—0.1%
American Airlines Group, Inc. (b)	37,785	1,764,182

Banks—3.0%
Bank of America Corp.	946,688	20,921,805
Huntington Bancshares, Inc.	314,799	4,161,643
PNC Financial Services Group, Inc. (The)	97,334	11,384,184

		36,467,632

Beverages—2.7%
Anheuser-Busch InBev S.A. (ADR)	16,427	1,732,063
Constellation Brands, Inc. - Class A	30,898	4,736,972
Dr Pepper Snapple Group, Inc.	33,560	3,042,885
Molson Coors Brewing Co. - Class B	47,899	4,661,052
Monster Beverage Corp. (a) (b)	170,345	7,553,097
PepsiCo, Inc.	105,684	11,057,717

		32,783,786

Biotechnology—1.1%
Aduro Biotech, Inc. (a) (b)	39,469	449,947
Alkermes plc (a) (b)	27,232	1,513,554
Alnylam Pharmaceuticals, Inc. (a) (b)	4,677	175,107
ARIAD Pharmaceuticals, Inc. (a) (b)	54,552	678,627
Biogen, Inc. (a)	5,237	1,485,108
Bluebird Bio, Inc. (a)	7,380	455,346
Celgene Corp. (a)	25,540	2,956,255
GlycoMimetics, Inc. (a) (b)	55,683	339,666
Incyte Corp. (a)	10,975	1,100,463
Ironwood Pharmaceuticals, Inc. (a)	59,748	913,547
Karyopharm Therapeutics, Inc. (a)	35,087	329,818
Nivalis Therapeutics, Inc. (a) (b)	28,240	63,258
Otonomy, Inc. (a) (b)	21,612	343,631
PTC Therapeutics, Inc. (a)	25,399	277,103
Ra Pharmaceuticals, Inc. (a)	17,129	260,189
Regeneron Pharmaceuticals, Inc. (a)	1,263	463,635
Regulus Therapeutics, Inc. (a) (b)	25,920	58,320
Syndax Pharmaceuticals, Inc. (a) (b)	36,000	258,120
TESARO, Inc. (a) (b)	8,748	1,176,431
Trevena, Inc. (a)	63,243	371,869

		13,669,994

Building Products—0.1%
Fortune Brands Home & Security, Inc.	21,548	1,151,956

Capital Markets—1.0%
Evercore Partners, Inc. - Class A	21,824	1,499,309
Intercontinental Exchange, Inc.	43,770	2,469,503
Investment Technology Group, Inc.	22,400	442,176
Legg Mason, Inc. (b)	26,612	795,965
Morgan Stanley	50,145	2,118,626
Northern Trust Corp. (b)	28,664	2,552,529
TD Ameritrade Holding Corp. (b)	42,553	1,855,311
WisdomTree Investments, Inc. (b)	51,390	572,485

		12,305,904

Chemicals—1.1%
Cabot Corp.	19,850	1,003,219
Celanese Corp. - Series A	31,083	2,447,476
Dow Chemical Co. (The)	66,310	3,794,258
Monsanto Co.	15,990	1,682,308
PPG Industries, Inc.	38,463	3,644,754
Westlake Chemical Corp. (b)	13,264	742,651

		13,314,666

Commercial Services & Supplies—0.3%
Waste Management, Inc.	59,735	4,235,809

Communications Equipment—0.4%
Arista Networks, Inc. (a)	54,714	5,294,674

Construction Materials—0.3%
CRH plc (ADR)	21,879	752,200
Martin Marietta Materials, Inc.	7,230	1,601,662
Vulcan Materials Co.	13,674	1,711,301

		4,065,163

Consumer Finance—1.9%
American Express Co.	102,728	7,610,090
Capital One Financial Corp.	126,811	11,062,992
Santander Consumer USA Holdings, Inc. (a)	382,961	5,169,973

		23,843,055

Containers & Packaging—0.6%
Ball Corp. (b)	43,979	3,301,503
International Paper Co.	58,355	3,096,316
Owens-Illinois, Inc. (a) (b)	35,933	625,594

		7,023,413

Electric Utilities—1.7%
Avangrid, Inc.	81,098	3,071,992
Edison International	36,101	2,598,911
Eversource Energy	19,526	1,078,421
Exelon Corp.	72,221	2,563,123
NextEra Energy, Inc.	62,305	7,442,956
PG&E Corp.	58,190	3,536,206
Pinnacle West Capital Corp.	16,971	1,324,247

		21,615,856

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.4%
AMETEK, Inc. (b)	44,376	$2,156,674
Eaton Corp. plc	44,360	2,976,112

		5,132,786

Energy Equipment & Services—0.5%
Baker Hughes, Inc.	78,615	5,107,617
Helix Energy Solutions Group, Inc. (a) (b)	59,903	528,344
Tesco Corp. (a)	73,560	606,870

		6,242,831

Equity Real Estate Investment Trusts—2.0%
Alexandria Real Estate Equities, Inc.	23,451	2,606,110
American Tower Corp.	67,799	7,164,998
Apartment Investment & Management Co. - Class A	72,419	3,291,443
Equinix, Inc.	6,326	2,260,976
Host Hotels & Resorts, Inc.	58,334	1,099,013
Outfront Media, Inc. (b)	88,476	2,200,398
Prologis, Inc. (b)	63,480	3,351,109
Simon Property Group, Inc.	13,027	2,314,507

		24,288,554

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	42,169	6,751,678
Kroger Co. (The) (b)	75,055	2,590,148
Walgreens Boots Alliance, Inc.	44,730	3,701,855

		13,043,681

Food Products—1.3%
Mondelez International, Inc. - Class A	209,763	9,298,794
Post Holdings, Inc. (a) (b)	80,670	6,485,061

		15,783,855

Gas Utilities—0.1%
UGI Corp.	39,758	1,832,049

Health Care Equipment & Supplies—3.3%
Abbott Laboratories	30,431	1,168,855
Baxter International, Inc.	65,556	2,906,753
Becton Dickinson & Co.	19,666	3,255,706
Boston Scientific Corp. (a)	231,830	5,014,483
ConforMIS, Inc. (a) (b)	45,600	369,360
Danaher Corp.	98,049	7,632,134
Medtronic plc	165,935	11,819,550
St. Jude Medical, Inc.	41,215	3,305,031
Stryker Corp.	39,969	4,788,686

		40,260,558

Health Care Providers & Services—2.2%
Cardinal Health, Inc.	26,224	1,887,341
Cigna Corp.	28,230	3,765,600
HCA Holdings, Inc. (a)	54,150	4,008,183
McKesson Corp.	47,700	6,699,465
UnitedHealth Group, Inc.	69,293	11,089,652

		27,450,241

Hotels, Restaurants & Leisure—0.3%
Hilton Worldwide Holdings, Inc.	57,527	1,564,735
Starbucks Corp.	36,529	2,028,090
Wingstop, Inc. (b)	1,800	53,262

		3,646,087

Household Durables—0.4%
Mohawk Industries, Inc. (a)	22,092	4,411,331

Household Products—0.0%
Colgate-Palmolive Co.	2,787	182,381

Industrial Conglomerates—0.2%
General Electric Co.	77,494	2,448,810

Insurance—3.6%
Allstate Corp. (The)	32,620	2,417,794
American International Group, Inc.	143,988	9,403,856
Assured Guaranty, Ltd. (b)	135,116	5,103,331
Chubb, Ltd.	17,020	2,248,682
Hartford Financial Services Group, Inc. (The) (b)	102,192	4,869,449
Manulife Financial Corp.	92,944	1,656,262
Marsh & McLennan Cos., Inc.	102,806	6,948,658
Principal Financial Group, Inc. (b)	28,681	1,659,483
Prudential Financial, Inc.	47,326	4,924,744
XL Group, Ltd.	127,888	4,765,107

		43,997,366

Internet & Direct Marketing Retail—2.0%
Amazon.com, Inc. (a)	19,635	14,723,697
Expedia, Inc.	32,541	3,686,245
Netflix, Inc. (a)	36,754	4,550,145
Wayfair, Inc. - Class A (a) (b)	62,730	2,198,687

		25,158,774

Internet Software & Services—2.5%
Alphabet, Inc. - Class A (a)	24,557	19,460,195
Blucora, Inc. (a) (b)	55,533	819,112
Envestnet, Inc. (a) (b)	19,106	673,486
Facebook, Inc. - Class A (a)	85,244	9,807,322

		30,760,115

IT Services—2.6%
Accenture plc - Class A	20,728	2,427,871
Alliance Data Systems Corp.	11,466	2,619,981
Automatic Data Processing, Inc.	35,841	3,683,738
Cognizant Technology Solutions Corp. - Class A (a)	27,607	1,546,820
FleetCor Technologies, Inc. (a)	12,013	1,700,080
Genpact, Ltd. (a)	109,197	2,657,855
Global Payments, Inc.	65,179	4,524,074
PayPal Holdings, Inc. (a)	30,277	1,195,033
Visa, Inc. - Class A	122,186	9,532,952
WEX, Inc. (a) (b)	16,969	1,893,740

		31,782,144

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.	21,589	$3,046,208

Machinery—1.0%
AGCO Corp. (b)	9,835	569,053
Fortive Corp. (b)	50,042	2,683,753
Illinois Tool Works, Inc.	52,211	6,393,759
Pentair plc	48,143	2,699,378

		12,345,943

Marine—0.0%
Kirby Corp. (a) (b)	2,630	174,895

Media—2.5%
Charter Communications, Inc. - Class A (a)	42,072	12,113,370
Comcast Corp. - Class A	188,211	12,995,970
Liberty Media Corp. - Liberty Media - Class C (a) (b)	40,291	1,262,317
Twenty-First Century Fox, Inc. - Class A	146,829	4,117,085

		30,488,742

Metals & Mining—0.2%
Freeport-McMoRan, Inc. (a)	85,767	1,131,267
Reliance Steel & Aluminum Co.	5,548	441,288
Steel Dynamics, Inc.	30,575	1,087,858

		2,660,413

Multi-Utilities—0.8%
Ameren Corp.	31,364	1,645,355
Dominion Resources, Inc.	55,198	4,227,615
Sempra Energy (b)	34,907	3,513,041

		9,386,011

Oil, Gas & Consumable Fuels—3.1%
Antero Resources Corp. (a)	61,981	1,465,851
Arch Coal, Inc. - Class A (a)	1,037	80,938
Chevron Corp.	28,469	3,350,801
Cobalt International Energy, Inc. (a) (b)	614,721	749,960
Diamondback Energy, Inc. (a) (b)	27,055	2,734,178
Extraction Oil & Gas, Inc. (a) (b)	35,308	707,572
Hess Corp.	7,516	468,172
Kinder Morgan, Inc.	172,920	3,581,173
Newfield Exploration Co. (a)	123,481	5,000,980
ONEOK, Inc. (b)	19,968	1,146,363
Parsley Energy, Inc. - Class A (a)	29,466	1,038,382
PDC Energy, Inc. (a) (b)	26,951	1,956,104
Pioneer Natural Resources Co.	58,172	10,475,032
QEP Resources, Inc. (a)	47,523	874,898
Rice Energy, Inc. (a)	58,984	1,259,308
Spectra Energy Corp.	27,797	1,142,179
TransCanada Corp.	35,980	1,624,497

		37,656,388

Paper & Forest Products—0.1%
Boise Cascade Co. (a) (b)	75,922	1,708,245

Personal Products—0.9%
Coty, Inc. - Class A (b)	277,549	5,081,922
Estee Lauder Cos., Inc. (The) - Class A	77,847	5,954,517

		11,036,439

Pharmaceuticals—2.6%
Aerie Pharmaceuticals, Inc. (a)	16,870	638,529
Allergan plc (a)	26,692	5,605,587
AstraZeneca plc (ADR) (b)	98,081	2,679,573
Bristol-Myers Squibb Co.	137,945	8,061,506
Eli Lilly & Co.	78,367	5,763,893
Johnson & Johnson	53,960	6,216,732
Mylan NV (a) (b)	58,530	2,232,919
MyoKardia, Inc. (a) (b)	30,360	393,162

		31,591,901

Professional Services—0.7%
Equifax, Inc.	20,610	2,436,720
IHS Markit, Ltd. (a)	27,594	977,104
Nielsen Holdings plc	58,598	2,458,186
TransUnion (a)	106,711	3,300,571

		9,172,581

Real Estate Management & Development—0.1%
Conyers Park Acquisition Corp. (a)	148,420	1,610,357

Road & Rail—0.3%
CSX Corp.	26,965	968,852
Genesee & Wyoming, Inc. - Class A (a)	14,107	979,167
J.B. Hunt Transport Services, Inc.	7,432	721,424
Kansas City Southern	2,463	208,986
Knight Transportation, Inc. (b)	39,926	1,319,554

		4,197,983

Semiconductors & Semiconductor Equipment—1.5%
Analog Devices, Inc.	17,408	1,264,169
Broadcom, Ltd.	10,836	1,915,480
First Solar, Inc. (a) (b)	6,436	206,531
Intel Corp.	212,691	7,714,303
Microchip Technology, Inc. (b)	31,475	2,019,121
Micron Technology, Inc. (a) (b)	46,782	1,025,461
QUALCOMM, Inc.	62,329	4,063,851
SunPower Corp. (a) (b)	6,525	43,130

		18,252,046

Software—1.9%
Electronic Arts, Inc. (a)	53,321	4,199,562
Microsoft Corp.	153,600	9,544,704
Salesforce.com, Inc. (a)	35,517	2,431,494
ServiceNow, Inc. (a)	35,677	2,652,228
SS&C Technologies Holdings, Inc. (b)	23,930	684,398
Workday, Inc. - Class A (a) (b)	53,336	3,524,976

		23,037,362

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.0%
Advance Auto Parts, Inc. (b)	45,878	$7,758,887
L Brands, Inc. (b)	15,915	1,047,844
O’Reilly Automotive, Inc. (a)	13,449	3,744,336

		12,551,067

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	194,857	22,568,338
Pure Storage, Inc. - Class A (a) (b)	290,265	3,282,897
Seagate Technology plc (b)	190,389	7,267,148

		33,118,383

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. - Class B	175,771	8,934,440
Under Armour, Inc. - Class C (a)	29,599	745,007
VF Corp.	23,042	1,229,291

		10,908,738

Tobacco—0.8%
Altria Group, Inc.	153,542	10,382,510

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	34,836	713,093

Total Common Stocks (Cost $660,499,084)		743,874,211

U.S. Treasury & Government Agencies—17.3%

Agency Sponsored Mortgage - Backed—16.1%
Fannie Mae 15 Yr. Pool 2.500%, TBA (c)	12,425,000	12,444,656
3.000%, 07/01/28	2,197,622	2,258,716
3.000%, 02/01/31	252,032	258,856
3.000%, 03/01/31	28,657	29,433
3.000%, TBA (c)	2,153,000	2,209,348
3.500%, 07/01/28	321,097	335,968
4.000%, 04/01/26	58,068	61,365
4.000%, 02/01/29	1,447,062	1,527,620
4.500%, 06/01/24	307,779	325,412
4.500%, 02/01/25	94,570	100,419
4.500%, 04/01/25	14,135	14,900
4.500%, 07/01/25	70,049	74,050
4.500%, 06/01/26	1,431,842	1,517,253
5.000%, TBA (c)	500,000	510,586
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	924,736	924,472
3.000%, 03/01/43	1,200,410	1,200,068
3.000%, 04/01/43	1,096,371	1,096,059
3.000%, 05/01/43	3,074,090	3,073,214
3.000%, 06/01/43	353,565	353,465
3.000%, TBA (c)	7,775,000	7,723,792
3.500%, 03/01/43	68,352	70,501
3.500%, 05/01/43	127,621	131,635
3.500%, 07/01/43	282,774	291,648

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/43	512,077	528,191
3.500%, 10/01/44	493,106	507,446
3.500%, 02/01/45	646,169	662,721
3.500%, 01/01/46	1,104,731	1,133,204
3.500%, 02/01/46	1,374,164	1,409,616
3.500%, 06/01/46	4,124,419	4,230,987
3.500%, 09/01/46	1,065,808	1,093,416
3.500%, 10/01/46	444,305	455,813
3.500%, 11/01/46	298,344	307,088
3.500%, TBA (c)	15,475,000	15,860,666
4.000%, 10/01/40	1,127,831	1,186,999
4.000%, 11/01/40	483,202	509,856
4.000%, 12/01/40	345,064	364,117
4.000%, 02/01/41	172,800	182,485
4.000%, 03/01/41	419,102	442,430
4.000%, 08/01/42	226,000	238,418
4.000%, 09/01/42	381,354	400,858
4.000%, 03/01/45	72,463	76,215
4.000%, 02/01/46	720,086	757,700
4.000%, 05/01/46	756,304	795,983
4.000%, 06/01/46	389,866	410,259
4.000%, TBA (c)	1,675,000	1,760,942
4.500%, 10/01/40	1,068,418	1,151,431
4.500%, 09/01/41	119,979	129,631
4.500%, 10/01/41	482,007	519,383
4.500%, 08/01/42	149,264	161,082
4.500%, 09/01/43	2,432,270	2,617,215
4.500%, 10/01/43	344,664	371,046
4.500%, 12/01/43	312,748	337,110
4.500%, 01/01/44	777,992	843,834
5.000%, 04/01/33	4,719	5,171
5.000%, 07/01/33	16,110	17,640
5.000%, 09/01/33	241,967	265,526
5.000%, 11/01/33	60,961	66,963
5.000%, 12/01/33	24,733	27,161
5.000%, 02/01/34	10,907	11,978
5.000%, 03/01/34	5,201	5,713
5.000%, 04/01/34	4,937	5,418
5.000%, 06/01/34	4,636	5,079
5.000%, 07/01/34	72,890	80,023
5.000%, 10/01/34	185,614	203,509
5.000%, 07/01/35	125,854	138,179
5.000%, 10/01/35	139,844	153,608
5.000%, 12/01/35	110,472	121,282
5.000%, 08/01/36	101,441	111,397
5.000%, 07/01/37	55,116	60,539
5.000%, 07/01/41	103,034	112,745
5.000%, 08/01/41	63,485	69,452
5.500%, 08/01/28	28,480	31,629
5.500%, 04/01/33	65,178	73,095
5.500%, 08/01/37	392,346	440,115
5.500%, 04/01/41	36,641	40,871
6.000%, 03/01/28	2,838	3,211
6.000%, 05/01/28	9,356	10,585

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/34	263,808	$303,420
6.000%, 08/01/34	140,512	161,419
6.000%, 04/01/35	1,185,139	1,363,044
6.000%, 02/01/38	93,801	107,693
6.000%, 03/01/38	32,592	37,423
6.000%, 05/01/38	105,798	121,931
6.000%, 10/01/38	31,228	35,703
6.000%, 12/01/38	36,758	41,955
6.000%, TBA (c)	1,000,000	1,132,344
6.500%, 05/01/40	758,501	861,736
Fannie Mae ARM Pool 2.810%, 03/01/41 (d)	129,965	137,959
2.945%, 03/01/41 (d)	75,517	79,761
3.144%, 12/01/40 (d)	203,713	214,518
3.396%, 06/01/41 (d)	234,471	245,714
3.525%, 09/01/41 (d)	163,698	172,039
Fannie Mae Pool 2.350%, 11/01/26	500,000	472,411
2.690%, 04/01/25	200,000	197,431
2.780%, 02/01/27	689,464	679,793
3.140%, 11/01/27	687,742	691,960
3.160%, 12/01/26	90,000	90,968
3.210%, 05/01/23	165,000	170,361
3.240%, 12/01/26	83,911	85,385
3.340%, 04/01/24	84,164	87,171
3.410%, 08/01/27	490,857	504,151
3.450%, 01/01/24	33,989	35,408
3.470%, 01/01/24	33,607	35,051
3.650%, 08/01/23	1,813,503	1,917,494
3.670%, 08/01/23	81,320	86,077
3.700%, 10/01/23	25,000	26,410
3.760%, 03/01/24	30,000	31,864
3.855%, 12/01/25	45,000	47,840
3.860%, 11/01/23	25,000	26,683
3.870%, 10/01/25	76,321	81,035
3.890%, 05/01/30	102,308	106,486
3.930%, 10/01/23	109,772	116,792
3.960%, 05/01/34	43,410	45,185
3.970%, 05/01/29	29,767	31,963
4.060%, 10/01/28	65,357	70,534
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (e)	41,737	36,177
Zero Coupon, 06/25/36 (e) (f)	358,483	314,288
1.938%, 04/25/55 (d) (g)	1,280,022	74,216
1.968%, 08/25/44 (d) (f) (g)	1,237,006	80,027
1.972%, 05/25/46 (d) (f) (g)	1,337,036	74,728
2.500%, 06/25/28 (f) (g)	267,215	22,260
3.000%, 09/25/27 (f) (g)	235,113	22,001
3.000%, 01/25/28 (f) (g)	1,718,165	163,987
3.000%, 04/25/28 (f) (g)	775,258	74,838
3.500%, 10/25/27 (f) (g)	438,311	50,119
3.500%, 05/25/30 (f) (g)	417,906	56,713
4.000%, 03/25/42 (f) (g)	188,763	26,845
4.000%, 05/25/42 (f) (g)	1,106,214	178,463
4.000%, 11/25/42 (f) (g)	108,046	16,147

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
4.500%, 07/25/27 (f) (g)	260,191	27,242
5.459%, 05/25/42 (d) (g)	153,646	17,898
5.500%, 04/25/35 (f)	418,995	462,408
5.500%, 04/25/37 (f)	186,560	207,172
Fannie Mae-ACES 2.292%, 01/25/22 (d) (g)	1,587,894	114,288
3.329%, 10/25/23 (d)	505,000	523,480
Freddie Mac 15 Yr. Gold Pool 2.500%, TBA (c)	12,400,000	12,422,282
3.000%, 07/01/28	807,975	829,927
3.000%, 08/01/29	548,460	564,407
3.000%, TBA (c)	7,175,000	7,362,262
3.500%, TBA (c)	1,500,000	1,564,309
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,385,898	1,402,498
3.500%, 08/01/34	1,087,937	1,125,042
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/46	2,123,922	2,111,862
3.000%, 12/01/46	7,487,140	7,442,553
3.000%, TBA (c)	4,725,000	4,691,804
3.500%, 08/01/42	161,661	166,789
3.500%, 11/01/42	238,407	245,477
3.500%, 05/01/46	6,347,848	6,505,450
3.500%, 06/01/46	340,863	349,363
3.500%, TBA (c)	15,800,000	16,178,298
4.000%, 05/01/42	1,082,228	1,142,213
4.000%, 08/01/42	299,451	317,466
4.000%, 09/01/42	458,203	485,769
4.000%, 07/01/44	94,813	99,599
4.000%, 01/01/46	674,857	709,323
4.000%, 02/01/46	367,674	386,475
4.000%, TBA (c)	10,800,000	11,343,586
4.500%, 09/01/43	190,761	205,274
4.500%, 11/01/43	1,890,258	2,030,488
4.500%, 09/01/44	275,138	295,538
4.500%, TBA (c)	1,425,000	1,529,556
5.000%, TBA (c)	1,500,000	1,633,242
5.500%, 07/01/33	173,103	194,240
5.500%, 04/01/39	75,130	83,683
5.500%, 06/01/41	282,912	315,119
Freddie Mac ARM Non-Gold Pool 2.997%, 02/01/41 (d)	202,240	214,428
Freddie Mac Multifamily Structured Pass-Through Certificates 1.481%, 06/25/22 (d) (g)	1,875,645	123,379
1.529%, 12/25/18 (d) (g)	3,081,940	75,451
1.694%, 03/25/22 (d) (g)	1,418,373	101,476
1.759%, 05/25/19 (d) (g)	2,370,251	79,040
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (e)	43,656	39,113
3.000%, 03/15/28 (f) (g)	924,778	81,864
3.000%, 03/15/33 (f) (g)	242,043	30,222
3.500%, 03/15/41 (f) (g)	101,047	12,995
4.000%, 07/15/27 (f) (g)	1,141,184	126,958
4.500%, 03/15/41	296,665	331,851

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
4.750%, 07/15/39 (f)	812,401	$876,291
5.500%, 08/15/33	93,596	102,149
5.500%, 07/15/36 (f)	202,226	226,563
5.500%, 06/15/46	283,142	314,582
6.500%, 07/15/36 (f)	278,825	313,218
FREMF Mortgage Trust 3.002%, 10/25/47 (144A) (d)	770,000	770,365
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	26,992	27,377
3.000%, 02/15/45	84,056	85,056
3.000%, 04/15/45	1,218,824	1,233,313
3.000%, 05/15/45	1,789,392	1,810,665
3.000%, 07/15/45	42,752	43,260
4.000%, 09/15/42	1,203,398	1,282,607
4.500%, 04/15/41	927,024	1,004,901
4.500%, 02/15/42	1,896,623	2,055,974
5.000%, 12/15/38	65,723	72,506
5.000%, 04/15/39	1,343,562	1,482,261
5.000%, 07/15/39	140,734	154,754
5.000%, 12/15/40	186,214	205,441
5.500%, 12/15/40	623,784	697,372
Ginnie Mae II 30 Yr. Pool 3.500%, 10/20/46	4,516,530	4,700,934
3.500%, TBA (c)	3,275,000	3,404,401
4.500%, 01/20/46	231,377	247,189
4.500%, TBA (c)	100,000	106,730
5.000%, 10/20/39	31,423	34,829
Government National Mortgage Association 0.836%, 02/16/53 (d) (g)	2,531,628	135,091
Government National Mortgage Association (CMO) 4.000%, 05/16/42 (f) (g)	134,912	20,449
4.000%, 01/20/44 (f) (g)	93,632	18,526
4.000%, 11/20/44 (f) (g)	1,454,485	276,248
5.000%, 10/16/41 (f) (g)	561,822	95,652

		197,988,251

U.S. Treasury—1.2%
U.S. Treasury Bonds
2.750%, 08/15/42 (h)	350,000	330,654
3.000%, 11/15/44 (h) (i)	595,000	587,772
4.500%, 02/15/36 (b) (h) (i)	1,199,000	1,517,109
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (i) (j) (k)	8,187,792	8,052,555
U.S. Treasury Notes 2.000%, 11/15/26	4,474,000	4,304,650

		14,792,740

Total U.S. Treasury & Government Agencies (Cost $214,773,104)		212,780,991

Corporate Bonds & Notes—12.8%
Security Description	Principal Amount*	Value

Advertising—0.0%
Lamar Media Corp. 5.750%, 02/01/26 (b)	20,000	21,050

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	130,000	130,190
BAE Systems plc 4.750%, 10/11/21 (144A)	135,000	145,977
L-3 Communications Corp. 3.850%, 12/15/26	70,000	69,581
Lockheed Martin Corp. 2.500%, 11/23/20	265,000	267,239
4.700%, 05/15/46	380,000	413,336

		1,026,323

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	250,000	250,306
3.875%, 09/16/46	190,000	175,350
BAT International Finance plc 2.750%, 06/15/20 (144A)	490,000	492,621
Imperial Brands Finance plc 2.050%, 07/20/18 (144A)	200,000	199,955
2.950%, 07/21/20 (144A)	550,000	553,365
3.750%, 07/21/22 (144A)	310,000	318,237
Reynolds American, Inc. 3.250%, 06/12/20	517,000	529,751

		2,519,585

Apparel—0.0%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	100,000	97,750
William Carter Co. (The) 5.250%, 08/15/21	165,000	170,981

		268,731

Auto Manufacturers—0.6%
Daimler Finance North America LLC 1.650%, 03/02/18 (144A) (b)	900,000	898,828
Ford Motor Co. 4.346%, 12/08/26 (b)	400,000	404,199
Ford Motor Credit Co. LLC 1.461%, 03/27/17	1,560,000	1,560,250
2.240%, 06/15/18	535,000	535,725
4.134%, 08/04/25	200,000	200,240
General Motors Co. 6.600%, 04/01/36	375,000	428,628
6.750%, 04/01/46	85,000	99,679
General Motors Financial Co., Inc. 2.400%, 04/10/18	575,000	575,615
3.500%, 07/10/19	925,000	941,886
3.700%, 05/09/23	300,000	295,196
4.750%, 08/15/17	900,000	917,071

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc.
5.250%, 03/01/26	375,000	$393,934

		7,251,251

Banks—4.2%
Allied Irish Banks plc 7.375%, 12/03/20 (EUR) (d)	600,000	622,745
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (d)	800,000	807,627
9.000%, 05/09/18 (d)	800,000	832,797
Banco Santander S.A. 6.250%, 03/12/19 (EUR) (d)	500,000	492,114
Bank of America Corp. 2.503%, 10/21/22	925,000	894,592
2.625%, 04/19/21 (b)	500,000	496,569
3.950%, 04/21/25	350,000	348,421
4.000%, 04/01/24	245,000	252,678
4.000%, 01/22/25	1,410,000	1,411,771
4.125%, 01/22/24	265,000	275,402
4.183%, 11/25/27 (b)	540,000	540,345
6.110%, 01/29/37	145,000	169,983
7.750%, 05/14/38	840,000	1,156,515
Bank of Ireland 7.375%, 06/18/20 (EUR) (d)	675,000	723,187
Bank of Nova Scotia (The) 4.500%, 12/16/25 (b)	465,000	477,688
Barclays Bank plc 6.050%, 12/04/17 (144A)	1,200,000	1,239,704
8.000%, 12/15/20 (EUR) (d)	750,000	832,625
BNP Paribas S.A. 7.625%, 03/30/21 (144A) (b) (d)	390,000	411,489
BPCE S.A. 5.150%, 07/21/24 (144A)	260,000	264,318
Capital One N.A. 1.650%, 02/05/18	925,000	923,204
2.350%, 08/17/18	580,000	583,332
Citigroup, Inc. 2.700%, 03/30/21	295,000	294,325
3.200%, 10/21/26	70,000	66,936
4.300%, 11/20/26	675,000	681,161
4.450%, 09/29/27	1,815,000	1,843,761
4.600%, 03/09/26	215,000	222,220
4.650%, 07/30/45 (b)	56,000	59,027
5.500%, 09/13/25	490,000	538,515
Credit Agricole S.A. 7.500%, 06/23/26 (GBP) (d)	100,000	123,214
8.125%, 12/23/25 (144A) (d)	725,000	763,034
8.125%, 09/19/33 (144A) (d)	225,000	242,044
Credit Suisse Group AG 6.250%, 12/18/24 (144A) (b) (d)	1,320,000	1,284,624
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, 12/10/20	495,000	493,453
Goldman Sachs Group, Inc. (The) 2.000%, 04/25/19	140,000	139,444
2.350%, 11/15/21	560,000	544,074

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
2.600%, 04/23/20	1,605,000	1,606,682
2.750%, 09/15/20	440,000	441,901
2.875%, 02/25/21 (b)	520,000	522,404
4.750%, 10/21/45	215,000	226,963
5.150%, 05/22/45	640,000	673,062
6.250%, 02/01/41	430,000	533,014
6.750%, 10/01/37	1,375,000	1,697,915
HSBC Holdings plc 2.950%, 05/25/21 (b)	255,000	254,903
3.400%, 03/08/21	765,000	777,912
3.600%, 05/25/23	255,000	256,478
4.250%, 08/18/25	900,000	908,233
5.250%, 09/16/22 (EUR) (d)	225,000	232,526
5.250%, 03/14/44	280,000	299,842
HSBC USA, Inc. 2.750%, 08/07/20	375,000	375,744
Intesa Sanpaolo S.p.A. 7.700%, 09/17/25 (144A) (b) (d)	650,000	610,188
JPMorgan Chase & Co. 2.112%, 10/24/23 (d)	665,000	678,279
2.295%, 08/15/21 (b)	420,000	412,219
2.400%, 06/07/21 (b)	565,000	559,810
2.550%, 10/29/20	530,000	529,609
2.700%, 05/18/23	480,000	469,627
2.750%, 06/23/20 (b)	830,000	837,507
4.250%, 10/01/27 (b)	635,000	652,417
5.600%, 07/15/41	125,000	149,475
6.000%, 01/15/18	455,000	474,622
Landsbanki Islands Zero Coupon, 08/25/20 (l)	320,000	30,800
Lloyds Banking Group plc 7.000%, 06/27/19 (GBP) (d)	280,000	348,957
Morgan Stanley 2.500%, 01/24/19	455,000	459,783
2.500%, 04/21/21	1,190,000	1,177,062
3.125%, 07/27/26	1,225,000	1,170,336
3.950%, 04/23/27	160,000	158,385
4.000%, 07/23/25	280,000	287,005
4.350%, 09/08/26	95,000	97,351
5.000%, 11/24/25	707,000	755,279
5.550%, 04/27/17	1,350,000	1,367,867
6.250%, 08/28/17	555,000	571,849
PNC Bank N.A. 1.450%, 07/29/19	420,000	414,286
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,270,000	1,219,525
6.125%, 12/15/22	125,000	132,917
7.500%, 08/10/20 (b) (d)	720,000	682,200
Santander Issuances S.A.U. 5.179%, 11/19/25	800,000	807,522
Societe Generale S.A. 7.375%, 09/13/21 (144A) (d)	650,000	648,908
8.250%, 11/29/18 (d)	885,000	920,453
UBS Group AG 5.750%, 02/19/22 (EUR) (d)	250,000	276,647

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG
6.875%, 03/22/21 (d)	450,000	$457,875
7.000%, 02/19/25 (d)	200,000	209,856
7.125%, 02/19/20 (d)	470,000	483,336
UBS Group Funding Jersey, Ltd. 2.650%, 02/01/22 (144A)	620,000	602,575
Wells Fargo & Co. 3.000%, 04/22/26	310,000	295,812
3.000%, 10/23/26	200,000	190,479
4.400%, 06/14/46	640,000	612,515
4.900%, 11/17/45	980,000	1,006,579
5.606%, 01/15/44	675,000	764,803
Wells Fargo Bank N.A. 2.150%, 12/06/19 (b)	880,000	879,454

		52,264,686

Beverages—0.6%
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	840,000	841,205
2.150%, 02/01/19	175,000	176,083
3.300%, 02/01/23	2,620,000	2,666,458
3.650%, 02/01/26	120,000	121,823
4.700%, 02/01/36	815,000	857,272
4.900%, 02/01/46	1,275,000	1,378,109
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	290,000	285,420
3.750%, 07/15/42	405,000	364,254
Molson Coors Brewing Co. 4.200%, 07/15/46	285,000	265,713
Pernod Ricard S.A. 3.250%, 06/08/26 (144A)	505,000	484,562

		7,440,899

Biotechnology—0.1%
Celgene Corp. 4.625%, 05/15/44	195,000	190,928
Gilead Sciences, Inc. 2.500%, 09/01/23	120,000	115,719
3.250%, 09/01/22	205,000	209,249

		515,896

Building Materials—0.1%
Boise Cascade Co. 5.625%, 09/01/24 (144A)	35,000	34,738
CRH America, Inc. 5.125%, 05/18/45 (144A)	500,000	520,681
Eagle Materials, Inc. 4.500%, 08/01/26	75,000	74,812
Norbord, Inc. 6.250%, 04/15/23 (144A)	125,000	129,375
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	115,000	118,162
6.000%, 10/15/25 (144A) (b)	220,000	231,550

		1,109,318

Chemicals—0.0%
Methanex Corp. 4.250%, 12/01/24	245,000	235,685
5.650%, 12/01/44	220,000	193,002
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	20,000	20,450

		449,137

Commercial Services—0.1%
Cardtronics, Inc. 5.125%, 08/01/22	130,000	130,975
ERAC USA Finance LLC 2.600%, 12/01/21 (144A)	550,000	541,263
United Rentals North America, Inc. 4.625%, 07/15/23	60,000	61,200
5.500%, 07/15/25 (b)	110,000	112,200

		845,638

Computers—0.1%
Apple, Inc. 3.450%, 02/09/45	550,000	485,457
3.850%, 08/04/46	95,000	91,023
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	250,000	255,202
4.420%, 06/15/21 (144A)	195,000	201,775
8.350%, 07/15/46 (144A)	125,000	153,911
NCR Corp. 5.000%, 07/15/22	53,000	54,060

		1,241,428

Diversified Financial Services—0.4%
Aircastle, Ltd. 5.000%, 04/01/23 (b)	25,000	25,500
5.500%, 02/15/22 (b)	50,000	53,000
CIT Group, Inc. 5.500%, 02/15/19 (144A)	275,000	290,125
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	1,355,000	1,316,301
Intercontinental Exchange, Inc. 2.750%, 12/01/20	435,000	438,923
Nasdaq, Inc. 3.850%, 06/30/26	110,000	109,274
Navient Corp. 5.500%, 01/15/19	330,000	342,375
Synchrony Financial 2.600%, 01/15/19	740,000	743,743
Visa, Inc. 2.800%, 12/14/22	440,000	442,466
4.300%, 12/14/45	580,000	612,198

		4,373,905

Electric—0.5%
AES Corp. 4.875%, 05/15/23	20,000	19,754

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
AES Corp.
5.500%, 03/15/24 (b)	325,000	$330,687
Dominion Resources, Inc. 2.850%, 08/15/26 (b)	340,000	318,319
DTE Energy Co. 1.500%, 10/01/19	315,000	309,764
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	281,323
Duke Energy Corp. 2.650%, 09/01/26 (b)	135,000	125,999
Duke Energy Florida LLC 3.400%, 10/01/46	430,000	382,603
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	331,594
Electricite de France S.A. 4.950%, 10/13/45 (144A) (b)	460,000	465,418
Emera U.S. Finance L.P. 2.700%, 06/15/21 (144A)	80,000	79,187
4.750%, 06/15/46 (144A)	90,000	90,760
Exelon Corp. 2.450%, 04/15/21	80,000	79,039
2.850%, 06/15/20	565,000	571,031
FirstEnergy Corp. 4.250%, 03/15/23	475,000	491,053
Fortis, Inc. 2.100%, 10/04/21 (144A)	155,000	149,810
3.055%, 10/04/26 (144A)	330,000	308,641
NextEra Energy Capital Holdings, Inc. 1.649%, 09/01/18	210,000	209,341
NRG Energy, Inc. 6.250%, 07/15/22 (b)	130,000	130,325
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	130,000	158,674
Southern Co. (The) 1.850%, 07/01/19	315,000	314,025
2.950%, 07/01/23	130,000	128,322
4.400%, 07/01/46	155,000	153,313

		5,428,982

Electrical Components & Equipment—0.0%
EnerSys 5.000%, 04/30/23 (144A)	130,000	130,650

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21 (144A)	295,000	291,055

Entertainment—0.0%
GLP Capital L.P. / GLP Financing II, Inc. 5.375%, 04/15/26	50,000	52,145
WMG Acquisition Corp. 4.875%, 11/01/24 (144A)	150,000	149,250
5.000%, 08/01/23 (144A) (b)	40,000	40,200

		241,595

Environmental Control—0.0%
Clean Harbors, Inc. 5.250%, 08/01/20	210,000	214,988

Food—0.2%
Danone S.A. 1.691%, 10/30/19 (144A)	705,000	696,173
Kraft Heinz Foods Co. 2.000%, 07/02/18	325,000	325,073
2.800%, 07/02/20	205,000	206,948
4.375%, 06/01/46	125,000	117,622
Kroger Co. (The) 1.500%, 09/30/19	180,000	177,265
2.650%, 10/15/26 (b)	255,000	236,910
3.875%, 10/15/46 (b)	30,000	27,311
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A) (b)	65,000	65,163
4.875%, 11/01/26 (144A)	65,000	64,309
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26 (144A)	430,000	408,500
Sysco Corp. 2.500%, 07/15/21	430,000	425,411

		2,750,685

Forest Products & Paper—0.0%
Cascades, Inc. 5.750%, 07/15/23 (144A)	95,000	96,425
Clearwater Paper Corp. 5.375%, 02/01/25 (144A) (b)	220,000	217,800

		314,225

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.625%, 05/20/24	95,000	97,137
5.875%, 08/20/26	95,000	96,425
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	95,000	91,114
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	25,000	25,313

		309,989

Healthcare-Products—0.2%
Kinetic Concepts, Inc. / KCI USA, Inc. 7.875%, 02/15/21 (144A)	125,000	135,625
Medtronic, Inc. 4.375%, 03/15/35	398,000	421,055
4.625%, 03/15/45	130,000	140,585
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	95,000	89,704
3.000%, 04/15/23	455,000	447,204
Zimmer Biomet Holdings, Inc. 1.450%, 04/01/17	555,000	555,134

		1,789,307

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	175,000	$172,377
4.250%, 06/15/36	80,000	80,212
Anthem, Inc. 3.500%, 08/15/24	900,000	897,445
4.625%, 05/15/42	170,000	170,811
CHS/Community Health Systems, Inc. 5.125%, 08/01/21 (b)	125,000	115,937
HCA, Inc. 7.500%, 02/15/22 (b)	200,000	227,000
MEDNAX, Inc. 5.250%, 12/01/23 (144A) (b)	40,000	41,200
Tenet Healthcare Corp. 6.000%, 10/01/20 (b)	335,000	350,912
UnitedHealth Group, Inc. 1.700%, 02/15/19 (b)	465,000	463,602
3.350%, 07/15/22	460,000	473,941
3.750%, 07/15/25	475,000	491,736
4.750%, 07/15/45	130,000	143,210

		3,628,383

Home Builders—0.0%
CalAtlantic Group, Inc. 5.375%, 10/01/22	170,000	173,400
Meritage Homes Corp. 6.000%, 06/01/25	125,000	126,562

		299,962

Household Products/Wares—0.0%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	20,000	20,138

Insurance—0.1%
American International Group, Inc. 4.700%, 07/10/35	265,000	274,652
CNO Financial Group, Inc. 4.500%, 05/30/20	10,000	10,250
5.250%, 05/30/25	90,000	89,887
Marsh & McLennan Cos., Inc. 3.500%, 03/10/25	340,000	342,316
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	325,000	487,877
MGIC Investment Corp. 5.750%, 08/15/23 (b)	45,000	46,912
Radian Group, Inc. 7.000%, 03/15/21	80,000	89,000

		1,340,894

Internet—0.0%
Netflix, Inc. 4.375%, 11/15/26 (144A) (b)	65,000	63,050

Iron/Steel—0.0%
Steel Dynamics, Inc. 5.500%, 10/01/24 (b)	105,000	111,300

Lodging—0.0%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22	171,000	175,275

Machinery-Construction & Mining—0.0%
Oshkosh Corp. 5.375%, 03/01/25 (b)	120,000	122,400

Machinery-Diversified—0.0%
CNH Industrial Capital LLC 3.375%, 07/15/19	15,000	15,038
CNH Industrial NV 4.500%, 08/15/23 (b)	145,000	143,187

		158,225

Media—1.0%
21st Century Fox America, Inc. 3.375%, 11/15/26 (144A)	305,000	298,985
4.750%, 11/15/46 (144A) (b)	55,000	55,164
6.150%, 03/01/37	685,000	801,631
Altice U.S. Finance I Corp. 5.500%, 05/15/26 (144A) (b)	200,000	204,000
CBS Corp. 4.000%, 01/15/26	150,000	152,557
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	10,000	10,275
5.250%, 09/30/22	35,000	36,225
5.750%, 09/01/23	60,000	62,700
5.750%, 02/15/26 (144A)	30,000	31,050
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	270,000	275,463
4.464%, 07/23/22	815,000	851,700
4.908%, 07/23/25	760,000	800,987
6.484%, 10/23/45	1,305,000	1,508,683
Comcast Corp. 2.750%, 03/01/23	655,000	650,317
3.150%, 03/01/26	860,000	848,539
3.400%, 07/15/46	400,000	349,325
4.750%, 03/01/44	240,000	257,406
COX Communications, Inc. 3.250%, 12/15/22 (144A)	190,000	185,076
3.350%, 09/15/26 (144A)	95,000	90,719
3.850%, 02/01/25 (144A) (b)	355,000	348,166
DISH DBS Corp. 5.875%, 11/15/24	280,000	288,120
Grupo Televisa S.A.B. 6.125%, 01/31/46	360,000	357,259

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Liberty Interactive LLC 8.250%, 02/01/30 (b)	385,000	$410,025
NBCUniversal Media LLC 5.150%, 04/30/20	86,000	94,043
Sky plc 2.625%, 09/16/19 (144A)	480,000	481,956
TEGNA, Inc. 4.875%, 09/15/21 (144A)	225,000	228,938
5.125%, 10/15/19 (b)	105,000	107,756
6.375%, 10/15/23	10,000	10,582
Time Warner Cable LLC 4.500%, 09/15/42	325,000	294,338
7.300%, 07/01/38	500,000	615,071
8.250%, 04/01/19	231,000	259,575
8.750%, 02/14/19	759,000	855,351
Time Warner, Inc. 4.850%, 07/15/45 (b)	275,000	275,299
Viacom, Inc. 3.450%, 10/04/26 (b)	65,000	60,073
Videotron, Ltd. 5.375%, 06/15/24 (144A) (b)	145,000	148,806

		12,306,160

Mining—0.1%
Anglo American Capital plc 4.875%, 05/14/25 (144A)	210,000	212,887
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (b)	25,000	22,938
4.550%, 11/14/24	20,000	18,750
5.400%, 11/14/34 (b)	65,000	54,600
5.450%, 03/15/43	50,000	41,376
Kaiser Aluminum Corp. 5.875%, 05/15/24	45,000	46,575
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (b)	180,000	185,365
Teck Resources, Ltd. 8.500%, 06/01/24 (144A) (b)	105,000	121,013

		703,504

Oil & Gas—1.1%
Anadarko Petroleum Corp. 3.450%, 07/15/24	460,000	451,557
4.500%, 07/15/44	240,000	225,492
4.850%, 03/15/21 (b)	370,000	396,728
5.550%, 03/15/26	5,000	5,596
6.600%, 03/15/46 (b)	400,000	493,344
6.950%, 06/15/19	75,000	83,209
Antero Resources Corp. 5.625%, 06/01/23	50,000	51,187
BP Capital Markets plc 2.112%, 09/16/21	355,000	348,308
2.750%, 05/10/23	500,000	490,874
3.062%, 03/17/22	125,000	126,438
Cenovus Energy, Inc. 3.000%, 08/15/22	785,000	758,920

Oil & Gas—(Continued)
Cenovus Energy, Inc.
3.800%, 09/15/23	120,000	117,124
5.200%, 09/15/43	280,000	266,700
Concho Resources, Inc. 5.500%, 04/01/23 (b)	75,000	77,722
6.500%, 01/15/22	65,000	67,255
ConocoPhillips Co. 4.950%, 03/15/26 (b)	605,000	667,921
Continental Resources, Inc. 3.800%, 06/01/24	5,000	4,613
4.500%, 04/15/23	60,000	58,800
4.900%, 06/01/44 (b)	10,000	8,550
5.000%, 09/15/22 (b)	70,000	70,657
Devon Energy Corp. 3.250%, 05/15/22 (b)	895,000	889,321
Devon Financing Co. LLC 7.875%, 09/30/31	100,000	126,884
Diamondback Energy, Inc. 4.750%, 11/01/24 (144A) (b)	10,000	9,800
Encana Corp. 3.900%, 11/15/21	255,000	256,831
EOG Resources, Inc. 4.150%, 01/15/26 (b)	225,000	235,461
Hess Corp. 4.300%, 04/01/27 (b)	370,000	368,306
5.600%, 02/15/41	210,000	212,339
5.800%, 04/01/47 (b)	320,000	332,102
6.000%, 01/15/40 (b)	260,000	268,212
Kerr-McGee Corp. 6.950%, 07/01/24	480,000	566,301
Marathon Oil Corp. 2.700%, 06/01/20	200,000	200,266
2.800%, 11/01/22 (b)	370,000	353,817
3.850%, 06/01/25	100,000	96,973
5.200%, 06/01/45	30,000	28,277
6.600%, 10/01/37 (b)	15,000	16,392
6.800%, 03/15/32	15,000	16,706
MEG Energy Corp. 7.000%, 03/31/24 (144A)	61,000	55,205
Petroleos Mexicanos 3.500%, 07/23/20	180,000	176,175
5.500%, 02/04/19 (144A)	380,000	393,638
5.500%, 06/27/44	99,000	82,388
6.375%, 02/04/21 (144A)	195,000	207,675
6.500%, 03/13/27 (144A)	25,000	25,787
6.750%, 09/21/47 (144A)	421,000	397,761
Pioneer Natural Resources Co. 3.450%, 01/15/21	65,000	66,423
3.950%, 07/15/22	120,000	124,504
4.450%, 01/15/26 (b)	580,000	614,547
QEP Resources, Inc. 5.375%, 10/01/22	5,000	5,013
6.800%, 03/01/20 (f)	15,000	15,600
Shell International Finance B.V. 2.500%, 09/12/26 (b)	185,000	173,579
3.250%, 05/11/25	490,000	489,598

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V.
4.375%, 05/11/45	470,000	$476,099
SM Energy Co. 6.125%, 11/15/22 (b)	55,000	55,687
Statoil ASA 3.700%, 03/01/24	90,000	94,202
3.950%, 05/15/43 (b)	445,000	424,457
Tesoro Corp. 5.125%, 04/01/24	150,000	153,375
Valero Energy Corp. 3.400%, 09/15/26	610,000	584,389
4.900%, 03/15/45	75,000	74,741

		13,439,826

Packaging & Containers—0.0%
Crown Americas LLC / Crown Americas Capital Corp. 4.250%, 09/30/26 (144A)	55,000	51,838
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	95,000	99,037
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A) (b)	170,000	173,612

		324,487

Pharmaceuticals—0.5%
AbbVie, Inc. 3.200%, 05/14/26 (b)	250,000	237,857
Actavis Funding SCS 2.350%, 03/12/18	1,545,000	1,553,932
3.000%, 03/12/20	1,020,000	1,034,140
Baxalta, Inc. 3.600%, 06/23/22	55,000	55,421
Cardinal Health, Inc. 1.950%, 06/15/18	265,000	265,576
EMD Finance LLC 2.950%, 03/19/22 (144A)	600,000	597,455
Mylan NV 3.000%, 12/15/18 (144A)	280,000	282,025
3.150%, 06/15/21 (144A) (b)	255,000	250,254
3.750%, 12/15/20 (144A)	325,000	328,178
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21 (b)	480,000	463,674
Teva Pharmaceutical Finance Netherlands III B.V. 1.700%, 07/19/19	875,000	859,712
2.200%, 07/21/21 (b)	700,000	669,681

		6,597,905

Pipelines—0.5%
DCP Midstream Operating L.P. 2.700%, 04/01/19	30,000	29,625
3.875%, 03/15/23	20,000	19,238
4.950%, 04/01/22	66,000	67,650
5.600%, 04/01/44	50,000	45,625

Pipelines—(Continued)
Energy Transfer Equity L.P. 7.500%, 10/15/20	310,000	345,650
Energy Transfer Partners L.P. 3.600%, 02/01/23	40,000	39,340
4.050%, 03/15/25	180,000	178,184
5.950%, 10/01/43	120,000	123,675
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	240,000	245,854
Kinder Morgan Energy Partners L.P. 5.300%, 09/15/20	135,000	145,007
6.500%, 04/01/20	50,000	55,344
6.850%, 02/15/20	95,000	105,903
Kinder Morgan, Inc. 5.050%, 02/15/46	580,000	574,145
Magellan Midstream Partners L.P. 5.000%, 03/01/26	145,000	159,002
Phillips 66 Partners L.P. 3.550%, 10/01/26	110,000	106,455
Plains All American Pipeline L.P. / PAA Finance Corp. 2.850%, 01/31/23	470,000	444,310
3.650%, 06/01/22	470,000	472,594
4.500%, 12/15/26 (b)	275,000	278,973
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23	275,000	279,049
5.875%, 03/01/22	55,000	60,503
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	25,000	24,199
4.250%, 04/01/24	300,000	302,318
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.250%, 10/15/22	110,000	116,600
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	408,810
Williams Cos., Inc. (The) 3.700%, 01/15/23	70,000	67,550
4.550%, 06/24/24 (b)	21,000	20,843
7.875%, 09/01/21	25,000	28,563
Williams Partners L.P. 3.600%, 03/15/22	905,000	909,788
4.000%, 11/15/21	215,000	220,662
4.300%, 03/04/24 (b)	260,000	262,551
5.250%, 03/15/20	280,000	299,157

		6,437,167

Real Estate—0.1%
ProLogis L.P. 3.350%, 02/01/21	595,000	612,281

Real Estate Investment Trusts—0.2%
American Tower Corp. 3.400%, 02/15/19	385,000	393,450
3.450%, 09/15/21	135,000	136,747
4.500%, 01/15/18	280,000	287,390

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Brandywine Operating Partnership L.P. 3.950%, 02/15/23	400,000	$398,451
CoreCivic, Inc. 4.125%, 04/01/20 (b)	70,000	69,825
Crown Castle International Corp. 3.400%, 02/15/21	65,000	65,959
3.700%, 06/15/26	245,000	240,475
HCP, Inc. 4.000%, 06/01/25	130,000	129,228
Kimco Realty Corp. 3.125%, 06/01/23	605,000	598,977
3.400%, 11/01/22	70,000	71,034
Ventas Realty L.P. / Ventas Capital Corp. 2.700%, 04/01/20	330,000	331,997

		2,723,533

Retail—0.3%
AutoZone, Inc. 1.625%, 04/21/19	140,000	138,722
CVS Health Corp. 2.125%, 06/01/21 (b)	80,000	78,444
2.800%, 07/20/20	750,000	760,954
3.875%, 07/20/25	324,000	334,238
5.125%, 07/20/45	645,000	718,818
Home Depot, Inc. (The) 3.500%, 09/15/56	410,000	358,893
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/26 (144A) (b)	110,000	111,650
Lowe’s Cos., Inc. 2.500%, 04/15/26 (b)	700,000	664,765
3.700%, 04/15/46	575,000	536,731
Walgreens Boots Alliance, Inc. 2.600%, 06/01/21	195,000	193,776

		3,896,991

Savings & Loans—0.0%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (d)	130,000	160,724

Semiconductors—0.1%
Intel Corp. 4.100%, 05/19/46 (b)	235,000	232,926
Lam Research Corp. 2.800%, 06/15/21	410,000	407,792
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	117,600
5.625%, 11/01/24 (144A)	20,000	20,850

		779,168

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	25,000	25,969

Software—0.3%
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	40,213
5.375%, 08/15/23 (144A) (b)	185,000	191,937
Microsoft Corp. 1.550%, 08/08/21	655,000	635,292
2.400%, 08/08/26	255,000	240,898
3.700%, 08/08/46	350,000	329,513
3.950%, 08/08/56	400,000	377,793
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	78,750
5.750%, 08/15/25 (144A) (b)	65,000	69,062
Open Text Corp. 5.625%, 01/15/23 (144A)	80,000	83,600
Oracle Corp. 1.900%, 09/15/21	875,000	855,044
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A)	85,000	86,275

		2,988,377

Telecommunications—0.6%
AT&T, Inc. 3.600%, 02/17/23	570,000	574,856
4.125%, 02/17/26 (b)	170,000	172,136
4.500%, 05/15/35	130,000	125,602
4.750%, 05/15/46	715,000	677,405
5.150%, 03/15/42	439,000	437,320
Cisco Systems, Inc. 1.400%, 09/20/19	785,000	776,440
2.200%, 02/28/21	470,000	468,987
CommScope, Inc. 4.375%, 06/15/20 (144A)	135,000	138,037
Frontier Communications Corp. 10.500%, 09/15/22 (b)	65,000	68,334
Nokia Oyj 6.625%, 05/15/39	150,000	158,250
Sprint Communications, Inc. 7.000%, 03/01/20 (144A) (b)	320,000	347,200
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,235,000	1,237,309
T-Mobile USA, Inc. 6.731%, 04/28/22	125,000	130,625
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	41,625
6.375%, 11/15/33	10,000	9,550
7.721%, 06/04/38	50,000	51,982
Verizon Communications, Inc. 4.400%, 11/01/34	535,000	528,038
4.672%, 03/15/55	1,228,000	1,153,227
5.012%, 08/21/54	523,000	520,261

		7,617,184

Transportation—0.1%
FedEx Corp. 4.550%, 04/01/46	315,000	317,428

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
FedEx Corp.
4.750%, 11/15/45	125,000	$129,459
Norfolk Southern Corp. 2.900%, 06/15/26	400,000	384,919
Ryder System, Inc. 2.550%, 06/01/19	260,000	261,957

		1,093,763

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.875%, 07/11/22 (144A)	1,180,000	1,266,271

Total Corporate Bonds & Notes (Cost $158,730,268)		157,692,260

Asset-Backed Securities—6.1%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust 3.310%, 10/08/19	245,000	249,231
First Investors Auto Owner Trust 2.390%, 11/16/20 (144A)	285,000	285,751
Flagship Credit Auto Trust 1.210%, 04/15/19 (144A)	23,394	23,387
GM Financial Automobile Leasing Trust 1.960%, 03/20/18 (144A)	200,000	200,534
Honor Automobile Trust Securitization 2.940%, 11/15/19 (144A)	1,150,000	1,150,065
Santander Drive Auto Receivables Trust 3.780%, 10/15/19 (144A)	195,000	198,638
4.670%, 01/15/20 (144A)	1,085,000	1,108,271

		3,215,877

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust 0.806%, 12/25/46 (d) (f)	116,066	72,474
0.826%, 12/25/46 (d) (f)	375,099	203,150
0.856%, 03/25/37 (d) (f)	832,071	443,991
0.976%, 05/25/47 (d) (f)	27,112	20,419
0.986%, 04/25/47 (d) (f)	265,606	174,908
0.996%, 11/25/36 (d) (f)	336,814	187,881
1.056%, 03/25/36 (d) (f)	1,494,686	1,001,131
5.876%, 09/25/36 (f)	162,672	83,938
5.985%, 06/25/36 (d) (f)	632,885	312,148
Morgan Stanley ABS Capital, Inc. Trust 0.906%, 06/25/36 (d) (f)	57,323	49,396
Renaissance Home Equity Loan Trust 5.909%, 04/25/37 (f)	676,224	334,461
6.120%, 11/25/36 (f)	261,545	159,214
Soundview Home Loan Trust 1.006%, 11/25/36 (d) (f)	595,000	426,716

		3,469,827

Asset-Backed - Other—5.6%
AMMC CLO, Ltd. 2.332%, 07/27/26 (144A) (d)	1,340,000	1,340,122
Anchorage Capital CLO, Ltd. 2.461%, 01/15/29 (144A) (d)	760,744	760,725
Apidos CLO 2.241%, 01/16/27 (144A) (d)	480,000	480,000
2.328%, 01/19/25 (144A) (d)	895,000	896,107
2.730%, 07/15/23 (144A) (d)	465,000	461,305
Ares CLO, Ltd. 1.731%, 04/20/23 (144A) (d)	738,657	736,695
2.400%, 04/17/26 (144A) (d)	1,475,000	1,475,217
Atlas Senior Loan Fund CLO, Ltd. 2.298%, 07/16/26 (144A) (d)	620,000	619,688
2.420%, 10/15/26 (144A) (d)	1,190,000	1,190,363
Avery Point CLO, Ltd. 2.402%, 04/25/26 (144A) (d)	1,460,000	1,460,120
Babson CLO, Ltd. 2.371%, 07/20/25 (144A) (d)	340,000	340,015
Battalion CLO, Ltd. 2.282%, 10/22/25 (144A) (d)	615,000	615,021
Benefit Street Partners CLO, Ltd. 2.080%, 07/15/24 (144A) (d)	320,000	319,276
Carlyle Global Market Strategies CLO, Ltd. 2.356%, 04/27/27 (144A) (d)	1,425,000	1,425,915
Cent CLO, Ltd. 2.187%, 01/30/25 (144A) (d)	1,135,000	1,134,343
2.291%, 11/07/26 (144A) (d)	755,000	754,994
2.370%, 04/17/26 (144A) (d)	1,345,000	1,344,997
2.376%, 07/27/26 (144A) (d)	940,000	940,022
2.930%, 04/17/26 (144A) (d)	530,000	529,996
CIFC Funding, Ltd. 2.382%, 04/18/25 (144A) (d)	1,585,000	1,585,049
2.409%, 08/14/24 (144A) (d)	985,000	985,095
2.410%, 05/24/26 (144A) (d)	1,580,000	1,583,574
3.642%, 12/05/24 (144A) (d)	950,000	950,841
Consumer Credit Origination Loan Trust 2.820%, 03/15/21 (144A) (m)	33,582	33,603
Dryden Senior Loan Fund 2.310%, 07/15/27 (144A) (d)	1,215,000	1,215,211
2.316%, 10/15/28 (144A) (d)	1,604,000	1,607,009
Finance America Mortgage Loan Trust 1.806%, 09/25/33 (d) (f)	96,877	90,715
First Franklin Mortgage Loan Trust 1.066%, 09/25/36 (d) (f)	560,000	395,578
Flatiron CLO, Ltd. 2.780%, 07/17/26 (144A) (d)	330,000	329,998
Ford Credit Floorplan Master Owner Trust 3.500%, 01/15/19	265,000	265,195
Fremont Home Loan Trust 1.806%, 12/25/33 (d) (f)	87,976	83,427
Galaxy CLO, Ltd. 2.130%, 04/15/25 (144A) (d)	400,000	399,538
GMACM Home Equity Loan Trust 1.092%, 10/25/34 (144A) (d)	84,703	79,925
Green Tree Agency Advance Funding Trust 3.095%, 10/15/48 (144A)	705,000	705,000

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securitiess—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Highbridge Loan Management, Ltd. 2.331%, 05/05/27 (144A) (d)	895,000	$894,993
KKR Financial CLO, Ltd. 2.030%, 07/15/25 (144A) (d)	565,000	564,522
Knollwood CDO, Ltd. 4.076%, 01/10/39 (144A) (d)	594,322	6
Lehman XS Trust 1.276%, 11/25/35 (d) (f)	229,316	153,098
Lendmark Funding Trust 3.260%, 04/21/25 (144A) (m)	875,000	869,359
Limerock CLO, Ltd. 2.382%, 04/18/26 (144A) (d)	1,590,000	1,590,782
Madison Park Funding, Ltd. 2.162%, 10/23/25 (144A) (d)	1,341,165	1,340,292
2.381%, 07/20/26 (144A) (d)	1,485,000	1,485,400
Magnetite, Ltd. 2.180%, 04/15/26 (144A) (d)	865,000	864,990
2.256%, 04/15/27 (144A) (d)	955,000	954,523
2.302%, 07/25/26 (144A) (d)	1,255,000	1,255,350
2.832%, 07/25/26 (144A) (d)	1,010,000	1,010,041
Nationstar HECM Loan Trust 2.239%, 06/25/26 (144A)	149,012	149,525
2.981%, 02/25/26 (144A)	433,537	432,882
Neuberger Berman CLO, Ltd. 2.346%, 08/04/25 (144A) (d)	1,230,000	1,230,044
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,249,000	1,234,183
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,190,090
Oak Hill Credit Partners, Ltd. 2.351%, 07/20/26 (144A) (d)	455,000	455,013
Oaktree EIF, Ltd. 2.456%, 02/15/26 (144A) (d)	1,345,000	1,345,324
OCP CLO, Ltd. 2.410%, 04/17/27 (144A) (d)	1,230,000	1,230,540
Octagon Investment Partners, Ltd. 2.000%, 07/17/25 (144A) (d)	720,000	719,310
OHA Loan Funding, Ltd. 2.190%, 08/23/24 (144A) (d)	695,000	695,013
OneMain Financial Issuance Trust 4.100%, 03/20/28 (144A)	1,650,000	1,682,168
OZLM Funding, Ltd. 2.032%, 07/22/25 (144A) (d)	1,205,000	1,203,609
OZLM, Ltd. 2.337%, 04/30/27 (144A) (d)	1,360,000	1,360,700
Race Point CLO, Ltd. 2.390%, 04/15/27 (144A) (d)	1,610,000	1,613,748
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	851,413
Securitized Asset-Backed Receivables LLC Trust 0.846%, 07/25/36 (d) (f)	550,072	266,154
Seneca Park CLO, Ltd. 2.360%, 07/17/26 (144A) (d)	1,095,000	1,095,198
Shackleton CLO 2.360%, 07/17/26 (144A) (d)	1,105,000	1,096,903

Asset-Backed - Other—(Continued)
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A) (m)	875,037	874,281
Sound Point CLO, Ltd. 2.251%, 01/21/26 (144A) (d)	1,415,000	1,414,878
2.410%, 04/15/27 (144A) (d)	1,315,000	1,315,030
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	360,037	360,169
2.900%, 11/15/29 (144A)	960,000	957,856
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	1,020,000	1,016,726
2.920%, 07/15/47 (144A)	1,185,000	1,185,943
Symphony CLO, Ltd. 2.361%, 07/14/26 (144A) (d)	1,295,000	1,295,277
2.626%, 01/09/23 (144A) (d)	1,280,000	1,275,521
Treman Park CLO, Ltd. 2.251%, 04/20/27 (144A) (d)	1,300,000	1,299,350
Voya CLO, Ltd. 2.362%, 04/18/27 (144A) (d)	1,265,000	1,265,106
2.982%, 04/18/27 (144A) (d)	440,000	440,037

		68,670,026

Total Asset-Backed Securities (Cost $76,006,309)		75,355,730

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—2.5%
Adjustable Rate Mortgage Trust 0.844%, 01/25/36 (d)	67,178	55,768
1.026%, 11/25/35 (d)	408,374	377,492
1.256%, 01/25/36 (d)	328,236	281,907
4.076%, 11/25/37 (144A) (d)	204,908	169,228
Banc of America Funding Trust 0.969%, 02/20/47 (d)	1,417,466	1,249,024
Bear Stearns Adjustable Rate Mortgage Trust 3.243%, 07/25/36 (d)	577,206	555,380
Bear Stearns ALT-A Trust 1.236%, 02/25/36 (d)	853,497	731,930
Bear Stearns Mortgage Funding Trust 0.936%, 10/25/36 (d)	473,937	384,942
0.956%, 02/25/37 (d)	949,690	797,419
CHL Mortgage Pass-Through Trust 3.090%, 03/20/36 (d)	85,297	69,474
COLT Mortgage Loan Trust 2.800%, 12/26/46 (144A) (d)	550,000	550,438
Countrywide Alternative Loan Trust 0.904%, 11/25/35 (d)	173,799	145,618
1.026%, 01/25/36 (d)	333,681	275,062
1.156%, 10/25/36 (d)	44,755	25,485
1.556%, 12/25/35 (d)	251,566	194,063
1.917%, 08/25/35 (d)	429,351	365,350
5.500%, 11/25/35	1,027,712	887,511
5.500%, 12/25/35	121,806	101,581
5.750%, 05/25/36	77,247	59,422
6.000%, 12/25/36	206,670	138,536

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust 0.956%, 04/25/46 (d)	409,482	$328,391
1.436%, 02/25/35 (d)	197,729	173,359
1.436%, 03/25/35 (d)	197,986	154,784
2.960%, 06/20/35 (d)	29,590	27,617
3.130%, 09/25/47 (d)	818,345	751,681
Deutsche ALT-A Securities Mortgage Loan Trust 0.906%, 12/25/36 (d)	490,124	397,243
DSLA Mortgage Loan Trust 1.461%, 03/19/46 (d)	858,415	736,274
Fannie Mae Connecticut Avenue Securities 5.106%, 04/25/29 (d)	780,142	802,427
GreenPoint Mortgage Funding Trust 1.941%, 10/25/45 (d)	308,383	237,013
GSR Mortgage Loan Trust 1.056%, 01/25/37 (d)	1,004,233	612,439
3.289%, 01/25/36 (d)	829,223	766,072
6.000%, 07/25/37	441,933	398,772
HarborView Mortgage Loan Trust 1.436%, 01/19/35 (d)	101,668	66,318
IndyMac INDX Mortgage Loan Trust 0.946%, 04/25/37 (d)	60,353	44,187
3.183%, 10/25/35 (d)	77,500	68,883
JPMorgan Mortgage Trust 3.096%, 05/25/36 (d)	53,354	47,551
Lehman XS Trust 0.946%, 11/25/46 (d) (f)	963,068	792,060
0.996%, 06/25/47 (d)	863,765	655,830
LSTAR Securities Investment Trust 2.533%, 01/01/20 (144A) (d)	1,156,208	1,153,754
LSTAR Securities Investment, Ltd. 2.617%, 04/01/20 (144A) (d)	988,404	986,551
2.617%, 10/01/20 (144A) (d)	1,345,031	1,339,777
2.617%, 09/01/21 (144A) (d)	555,981	549,205
Luminent Mortgage Trust 0.956%, 10/25/46 (d)	150,434	128,446
1.016%, 11/25/35 (d)	73,457	66,129
MASTR Adjustable Rate Mortgages Trust 0.996%, 05/25/37 (d)	154,390	94,595
2.763%, 09/25/33 (d)	126,622	120,630
Morgan Stanley Mortgage Loan Trust 3.123%, 05/25/36 (d)	515,594	359,778
Mortgage Repurchase Agreement Financing Trust 1.872%, 06/10/19 (144A) (d)	1,688,000	1,688,000
New Residential Mortgage Loan Trust 3.750%, 11/26/35 (144A) (d)	1,362,825	1,384,798
3.750%, 11/25/56 (144A) (d)	1,236,011	1,273,412
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.898%, 06/25/36 (d)	80,004	59,797
Residential Accredit Loans, Inc. Trust 0.976%, 02/25/46 (d)	458,800	199,610
1.056%, 04/25/36 (d)	805,656	574,009

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust
6.000%, 12/25/35	406,489	376,187
Residential Asset Securitization Trust 1.206%, 03/25/35 (d)	327,896	257,590
RFMSI Trust 3.267%, 08/25/35 (d)	125,477	92,501
Structured Adjustable Rate Mortgage Loan Trust 1.056%, 09/25/34 (d)	96,494	83,727
Structured Asset Mortgage Investments Trust 0.986%, 02/25/36 (d)	173,622	146,324
Towd Point Mortgage Trust 2.250%, 08/25/55 (144A) (d)	1,213,670	1,203,908
2.750%, 02/25/55 (144A) (d)	315,026	315,768
2.750%, 08/25/55 (144A) (d)	976,216	974,179
3.000%, 03/25/54 (144A) (d)	75,972	76,628
WaMu Mortgage Pass-Through Certificates Trust 1.176%, 06/25/44 (d)	165,964	153,859
1.361%, 12/25/46 (d)	124,674	96,667
1.547%, 07/25/46 (d)	103,535	83,576
2.098%, 11/25/46 (d)	106,685	95,782
2.583%, 06/25/37 (d)	201,822	180,610
Washington Mutual Mortgage Pass-Through Certificates 1.356%, 07/25/36 (d)	148,860	81,678
Wells Fargo Alternative Loan Trust 3.160%, 12/28/37 (d)	33,116	28,867
Wells Fargo Mortgage-Backed Securities Trust 3.075%, 10/25/35 (d)	1,541,000	1,469,804
3.230%, 10/25/36 (d)	396,964	366,363

		30,539,040

Commercial Mortgage-Backed Securities—2.6%
Banc of America Commercial Mortgage Trust 3.116%, 09/15/48 (144A) (d) (m)	548,000	292,594
3.705%, 09/15/48	150,000	156,179
5.492%, 02/10/51	589,603	599,756
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,520,000	2,550,226
Bear Stearns Commercial Mortgage Securities Trust 5.124%, 10/12/42 (d)	145,000	141,003
CD Mortgage Trust 6.116%, 11/15/44 (d)	80,000	82,517
Citigroup Commercial Mortgage Trust 1.115%, 07/10/47 (d) (g)	4,582,185	271,499
1.167%, 04/10/48 (d) (g)	5,040,205	325,674
2.935%, 04/10/48	85,000	83,642
3.110%, 04/10/48 (144A)	245,000	169,028
3.762%, 06/10/48	295,000	307,446
3.818%, 11/10/48	220,000	230,044
3.855%, 05/10/47	25,000	26,313
4.401%, 03/10/47 (144A) (d) (m)	130,000	88,809

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.839%, 02/10/47 (d) (g)	3,851,971	$129,232
1.903%, 10/15/45 (d) (g)	450,711	31,517
2.853%, 10/15/45	160,000	161,710
3.101%, 03/10/46	145,000	147,558
3.183%, 02/10/48	145,000	146,017
3.213%, 03/10/46	280,000	286,454
3.350%, 02/10/48	320,000	322,615
3.424%, 03/10/31 (144A)	1,065,000	1,093,839
3.612%, 06/10/46 (d)	260,000	271,961
3.620%, 07/10/50	130,000	133,358
3.694%, 08/10/47	395,000	408,740
3.796%, 08/10/47	225,000	235,737
3.902%, 07/10/50	210,000	219,445
3.961%, 03/10/47	95,125	100,160
4.074%, 02/10/47 (d)	115,000	122,787
4.205%, 08/10/46	100,035	107,803
4.210%, 08/10/46 (d)	175,000	188,815
4.236%, 02/10/47 (d)	100,000	107,979
4.571%, 10/15/45 (144A) (d) (m)	165,000	100,903
4.750%, 10/15/45 (144A) (d) (m)	220,000	133,815
6.095%, 12/10/49 (d)	407,818	415,746
Credit Suisse Commercial Mortgage Trust 5.687%, 06/15/39 (d)	176,396	177,075
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	39,036	37,984
CSAIL Commercial Mortgage Trust 0.881%, 06/15/57 (d) (g)	13,277,930	666,653
1.058%, 11/15/48 (d) (g)	1,160,264	72,366
3.360%, 08/15/48 (d)	175,000	129,765
3.544%, 11/15/48	280,000	286,524
3.718%, 08/15/48	1,553,000	1,619,692
FREMF Mortgage Trust 5.251%, 09/25/43 (144A) (d)	855,000	918,804
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (d)	65,000	65,037
GS Mortgage Securities Corp. 2.943%, 02/10/46	20,000	20,281
2.954%, 11/05/34 (144A)	1,200,000	1,200,111
GS Mortgage Securities Corp. Trust 3.633%, 06/05/31 (144A)	130,000	131,112
GS Mortgage Securities Trust 0.213%, 07/10/46 (d) (g)	12,526,655	75,676
1.369%, 08/10/44 (144A) (d) (g)	1,050,452	52,143
3.582%, 06/10/47 (144A) (m)	195,000	112,672
3.674%, 04/10/47 (144A) (m)	235,000	119,552
4.511%, 11/10/47 (144A) (d)	205,000	165,310
4.867%, 04/10/47 (144A) (d) (m)	585,000	405,524
JPMBB Commercial Mortgage Securities Trust 0.846%, 09/15/47 (d) (g)	4,732,401	170,704
3.611%, 05/15/48	150,000	154,714
3.739%, 10/15/48 (144A) (d)	220,000	157,921
3.775%, 08/15/47	160,000	167,630

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 4.415%, 12/15/47 (144A) (d) (m)	245,000	185,382
JPMorgan Chase Commercial Mortgage Securities Trust 2.164%, 02/12/51 (d)	1,611,124	1,540,958
2.733%, 10/15/45 (144A) (d) (m)	400,000	129,341
3.905%, 05/05/30 (144A)	877,241	911,432
4.000%, 08/15/46 (144A) (d) (m)	105,000	82,399
6.068%, 02/12/51	192,976	196,523
LB-UBS Commercial Mortgage Trust 6.113%, 04/15/41 (d)	291,310	302,006
ML-CFC Commercial Mortgage Trust 5.419%, 08/12/48	97,973	97,946
Morgan Stanley Bank of America Merrill Lynch Trust 1.121%, 10/15/48 (d) (g)	913,422	63,256
1.147%, 12/15/47 (d) (g)	2,940,295	163,350
2.918%, 02/15/46	130,000	130,908
3.060%, 10/15/48 (144A)	180,000	124,167
3.102%, 11/15/49	235,000	230,335
3.134%, 12/15/48	315,000	319,305
3.176%, 08/15/45	245,000	252,067
3.766%, 11/15/46	180,000	187,946
4.064%, 02/15/47	85,000	90,037
4.259%, 10/15/46 (d)	115,000	123,884
4.500%, 08/15/45 (144A) (m)	250,000	170,830
Morgan Stanley Capital Trust 2.782%, 08/15/49	210,000	202,482
5.155%, 07/15/49 (144A) (d) (m)	265,000	198,309
5.328%, 10/12/52 (144A) (d)	135,000	94,250
5.692%, 04/15/49 (d)	1,130,988	1,133,522
6.275%, 01/11/43 (144A) (d)	100,000	99,193
Morgan Stanley Re-REMIC Trust 5.793%, 08/12/45 (144A) (d)	182,802	183,243
5.793%, 08/15/45 (144A) (d)	118,018	118,313
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (d)	250,000	245,875
UBS-Barclays Commercial Mortgage Trust 3.091%, 08/10/49	355,000	363,478
3.185%, 03/10/46	155,000	158,021
3.244%, 04/10/46	300,119	306,908
4.085%, 03/10/46 (144A) (d) (m)	155,000	106,409
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,115,188
Wells Fargo Commercial Mortgage Trust 1.184%, 09/15/57 (d) (g)	8,454,575	529,699
1.194%, 05/15/48 (d) (g)	3,922,971	258,070
2.881%, 05/15/48 (144A) (d) (m)	510,000	254,429
2.918%, 10/15/45	320,000	325,647
3.356%, 09/15/58 (144A) (m)	245,000	135,429
3.560%, 01/15/59	230,000	235,788
3.637%, 06/15/48	190,000	196,038
3.839%, 09/15/58	185,000	193,635
3.957%, 12/15/47 (144A) (d)	72,000	55,582

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
4.104%, 05/15/48 (d)	80,000	$63,201
4.225%, 06/15/48 (d)	150,000	114,528
WF-RBS Commercial Mortgage Trust 1.387%, 03/15/47 (d) (g)	2,406,447	143,854
2.870%, 11/15/45	400,000	406,228
2.875%, 12/15/45	175,000	177,002
3.016%, 11/15/47 (144A) (m)	550,000	245,216
3.071%, 03/15/45	185,000	188,510
3.345%, 05/15/45	100,000	100,891
3.607%, 11/15/47	190,000	195,877
3.723%, 05/15/47	190,000	198,234
3.995%, 05/15/47	160,281	169,968
4.045%, 03/15/47	40,000	42,506
4.101%, 03/15/47	335,000	357,346
4.351%, 03/15/48 (144A) (d)	55,000	50,625
5.000%, 06/15/44 (144A) (d) (m)	105,000	86,906
5.000%, 04/15/45 (144A) (d) (m)	130,000	76,699
5.589%, 04/15/45 (144A) (d)	255,000	255,365

		31,782,707

Total Mortgage-Backed Securities (Cost $63,567,908)		62,321,747

Floating Rate Loans (n)—1.9%

Advertising—0.0%
inVentiv Health, Inc. Term Loan B, 4.750%, 11/09/23	345,000	346,240

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 3.845%, 05/14/22	393,337	396,563

Agriculture—0.0%
American Rock Salt Holdings LLC 1st Lien Term Loan, 4.750%, 05/20/21	282,750	280,276
Incremental Term Loan, 4.750%, 05/20/21	122,796	122,949

		403,225

Auto Manufacturers—0.1%
FCA U.S. LLC Term Loan B, 3.270%, 12/31/18	512,322	514,241

Building Materials—0.0%
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 11/15/23	130,000	131,463

Chemicals—0.1%
Chemours Co. (The) Term Loan B, 3.770%, 05/12/22	246,525	246,448
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	1,024,882	1,028,982

Chemicals—(Continued)
Nexeo Solutions LLC Term Loan, 5.250%, 06/09/23	169,150	170,842

		1,446,272

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	181,314	177,159
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	298,465	299,505
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	132,688	134,181
ON Assignment, Inc. Term Loan, 3.520%, 06/03/22	111,321	112,782
WEX, Inc. Term Loan B, 4.270%, 07/01/23	417,900	423,982

		1,147,609

Computers—0.0%
Dell, Inc. Term Loan B, 4.020%, 09/07/23	165,000	168,008

Cosmetics/Personal Care—0.0%
Galleria Co. Term Loan B, 3.750%, 01/26/23	90,000	90,562
Revlon Consumer Products Corp. Term Loan B, 4.307%, 09/07/23	244,388	247,015

		337,577

Diversified Financial Services—0.0%
Russell Investment Group Term Loan B, 6.750%, 06/01/23	134,325	135,794

Electric—0.1%
Calpine Construction Finance Co. L.P. Term Loan B2, 3.270%, 01/31/22	833,818	833,818
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/30/17	100,000	100,775
TEX Operations Co. LLC Term Loan B, 5.000%, 08/04/23	145,000	146,360
Term Loan C, 5.000%, 08/04/23	35,000	35,473

		1,116,426

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.753%, 05/16/21 (f)	105,000	103,163
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	421,851	291,780

		394,943

Food—0.1%
Albertsons LLC Term Loan B4, 3.770%, 08/22/21	191,098	193,502

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Aramark Services, Inc. Term Loan F, 3.498%, 02/24/21	482,360	$487,485
Hostess Brands LLC 1st Lien Term Loan, 4.000%, 08/03/22	109,444	110,915
JBS USA LLC Term Loan B, 4.000%, 10/30/22	217,800	219,887

		1,011,789

Healthcare-Services—0.1%
Community Health Systems, Inc. Term Loan H, 4.000%, 01/27/21	133,662	129,533
Envision Healthcare Corp. Term Loan B, 4.000%, 12/01/23	158,800	160,289
MPH Acquisition Holdings LLC Term Loan B, 5.000%, 06/07/23	167,032	170,253
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	134,763	134,110
U.S. Renal Care, Inc. Term Loan B, 5.250%, 12/31/22	257,400	241,742

		835,927

Insurance—0.2%
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	385,000	390,775
Term Loan B2, 4.020%, 07/08/20	310,504	312,348
Term Loan B4, 5.000%, 08/04/22	328,534	332,436
Camelot UK Holdco, Ltd. Term Loan B, 4.750%, 10/03/23	109,725	111,206
Hub International, Ltd. Term Loan B, 4.000%, 10/02/20	339,153	341,326
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 3.750%, 03/01/21	789,167	791,041
2nd Lien Term Loan, 6.750%, 02/28/22	205,000	205,128

		2,484,260

Internet & Direct Marketing Retail—0.0%
Lands’ End, Inc. Term Loan B, 4.250%, 04/04/21	208,891	159,280

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l. 2nd Lien Term Loan, 8.068%, 07/31/22	165,000	166,650
Term Loan B3, 5.068%, 07/30/21	500,000	505,447

		672,097

Lodging—0.1%
Boyd Gaming Corp. Term Loan B2, 3.756%, 09/15/23	134,663	136,178
La Quinta Intermediate Holdings LLC Term Loan B, 3.750%, 04/14/21	517,545	518,596

Lodging—(Continued)
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.500%, 04/25/23	223,313	225,301

		880,075

Machinery-Diversified—0.1%
Gardner Denver, Inc. Term Loan, 4.558%, 07/30/20	557,707	552,827

Media—0.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 07/23/21	200,707	201,359
Charter Communications Operating LLC Term Loan I, 3.005%, 01/15/24	238,200	240,284
Mission Broadcasting, Inc. Term Loan B2, 09/26/23 (o)	10,000	10,095
Nexstar Broadcasting, Inc. Term Loan B, 09/21/23 (o)	101,182	102,139

		553,877

Oil & Gas—0.1%
California Resources Corp. Term Loan, 11.375%, 12/31/21	130,000	144,950
Calpine Corp. Term Loan B7, 3.750%, 05/31/23	154,225	155,317
Chesapeake Energy Corp. Term Loan, 8.500%, 08/23/21	110,000	120,129
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 10/01/18	499,780	477,290
Paragon Offshore Finance Co. Term Loan B, 5.500%, 07/18/21	98,750	36,538
Templar Energy LLC 2nd Lien Term Loan, 8.500%, 11/25/20	90,815	21,001

		955,225

Packaging & Containers—0.1%
Berry Plastics Holding Corp. Term Loan D, 3.500%, 02/08/20	290,932	293,444
Caesars Growth Properties Holdings LLC Term Loan, 6.250%, 05/08/21	209,625	211,623
Flex Acquisition Co., Inc. 1st Lien Term Loan, 12/13/23 (o)	100,000	101,094
Reynolds Group Holdings, Inc. Term Loan, 4.250%, 02/05/23	408,975	413,948
Signode Industrial Group U.S., Inc. Term Loan B, 3.898%, 05/01/21	203,843	204,734

		1,224,843

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.813%, 09/26/22	321,750	323,485
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.715%, 02/27/21	632,125	637,291

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.500%, 04/01/22	149,446	$149,792

		1,110,568

Pipelines—0.0%
Energy Transfer Equity L.P. Term Loan, 3.387%, 12/02/19	325,000	325,609

Professional Services—0.0%
Trans Union LLC Term Loan B2, 3.520%, 04/09/21	277,663	279,968

Real Estate—0.0%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.250%, 11/04/21	402,104	404,157

Retail—0.1%
Bass Pro Group LLC Term Loan B, 12/16/23 (o)	275,000	272,962
Harbor Freight Tools USA, Inc. Term Loan B, 3.887%, 08/19/23	119,700	121,355
J. Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	314,058	177,574
Michaels Stores, Inc. Term Loan B1, 3.750%, 01/27/23	100,166	101,310
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	427,263	373,855
Party City Holdings, Inc. Term Loan, 4.210%, 08/19/22	242,396	244,346

		1,291,402

Semiconductors—0.0%
Entegris, Inc. Term Loan B, 2.750%, 04/30/21	249,101	251,799
ON Semiconductor Corp. Incremental Term Loan, 4.020%, 03/31/23	109,725	111,173

		362,972

Software—0.2%
Conduent, Inc. Term Loan B, 6.250%, 12/07/23	135,000	136,856
First Data Corp. Term Loan, 3.756%, 07/10/22	765,022	774,393
Infor (U.S.), Inc. Term Loan B5, 3.750%, 06/03/20	327,103	327,784
Quintiles IMS, Inc. Term Loan B, 3.499%, 03/17/21	933,600	941,186
SS&C Technologies, Inc. Term Loan B1, 4.001%, 07/08/22	187,058	189,680
Term Loan B2, 4.002%, 07/08/22	18,421	18,679

		2,388,578

Telecommunications—0.1%
CSC Holdings LLC Term Loan, 3.876%, 10/11/24	108,553	109,892
Level 3 Financing, Inc. Term Loan B2, 3.500%, 05/31/22	565,000	570,944
UPC Financing Partnership Term Loan AN, 4.080%, 08/31/24	210,000	212,389
Virgin Media Investment Holdings, Ltd. Term Loan I, 01/31/25 (o)	145,000	145,846
XO Communications LLC Term Loan, 4.250%, 03/17/21	364,688	366,055
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	128,150	128,837
Term Loan B2A, 3.500%, 01/15/22	75,947	76,354
Term Loan B3, 3.701%, 01/15/22	23,599	23,725

		1,634,042

Trading Companies & Distributors—0.0%
Neff Rental LLC 2nd Lien Term Loan, 7.543%, 06/09/21 (f)	103,402	102,999

Transportation—0.0%
Kenan Advantage Group, Inc. Strip Delayed Draw Term Loan, 1.500%, 01/31/17 (f) (p)	5,267	5,281
Term Loan, 4.000%, 07/31/22	83,245	83,558
Term Loan B, 4.000%, 07/31/22	30,980	31,096

		119,935

Total Floating Rate Loans (Cost $24,188,361)		23,888,791

Foreign Government—1.3%

Banks—0.1%
Bank of Thailand 1.490%, 02/23/18 (THB)	44,465,000	1,238,842

Sovereign—1.2%
Argentine Republic Government International Bonds 2.260%, 12/31/38 (EUR) (j) (q)	1,330,187	779,224
Brazil Notas do Tesouro Nacional 6.000%, 05/15/17 (BRL) (j)	3,086,000	2,819,893
10.000%, 01/01/23 (BRL)	1,682,000	486,219
Brazilian Government International Bonds 5.000%, 01/27/45	470,000	381,264
5.625%, 01/07/41	280,000	249,116
Colombia Government International Bond 5.000%, 06/15/45	1,014,000	962,033
Colombian TES 4.250%, 05/17/17 (COP) (j)	2,157,816,570	728,229
Mexican Bonos 5.000%, 12/11/19 (MXN)	18,288,700	837,101

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*/ Notional Amount*	Value

Sovereign—(Continued)
Mexico Government International Bond 5.750%, 10/12/2110	614,000	$566,415
Qatar Government International Bond 4.625%, 06/02/46 (144A)	285,000	284,642
Romania Treasury Bills 0.561%, 08/28/17 (RON) (r)	4,035,000	930,552
0.580%, 06/26/17 (RON) (r)	8,195,000	1,892,460
Russian Federal Bond - OFZ 11.700%, 01/29/20 (RUB) (d)	60,033,000	1,009,684
Saudi Government International Bonds 2.375%, 10/26/21 (144A)	450,000	436,921
4.500%, 10/26/46 (144A)	295,000	282,561
Turkey Government International Bond 6.000%, 01/14/41	635,000	587,527
Uruguay Government International Bond 5.100%, 06/18/50 (j)	1,000,000	900,000

		14,133,841

Total Foreign Government (Cost $15,858,721)		15,372,683

Municipals—0.4%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	805,000	1,008,038
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	55,000	68,212
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38 (f)	1,990,000	791,025
6.200%, 07/01/39 (f)	955,000	379,612
6.550%, 07/01/58 (f)	315,000	125,212
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	1,420,000	2,016,144
7.600%, 11/01/40	195,000	293,725
State of Illinois General Obligation Unlimited 5.665%, 03/01/18	300,000	310,422
State of Illinois, Build America Bonds 5.100%, 06/01/33	140,000	123,735

Total Municipals (Cost $5,376,438)		5,116,125

Purchased Option—0.0%

Currency Option—0.0%
CNH Put/JPY Call, Strike Price JPY 16.49, Expires 01/17/17 (Counterparty - Goldman Sachs International) (CNH) (f) (Cost $26,049)	11,602,000	3,286

Short-Term Investment—3.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $38,215,605 on 01/03/17, collateralized by $39,145,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $38,983,331.	38,215,478	38,215,478

Total Short-Term Investments (Cost $38,215,478)		38,215,478

Securities Lending Reinvestments (s)—7.4%

Certificates of Deposit—4.7%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (f)	2,000,000	1,999,590
Barclays New York 0.894%, 02/10/17 (f)	2,000,000	2,000,647
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,000,000	1,000,023
Cooperative Rabobank UA New York 1.278%, 10/13/17 (f)	500,000	500,113
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (f)	2,000,000	2,001,578
Credit Industriel et Commercial 1.245%, 04/05/17 (f)	1,200,000	1,200,648
Credit Suisse AG New York 1.335%, 04/03/17 (f)	1,200,000	1,200,263
1.364%, 04/11/17 (f)	1,200,000	1,200,262
1.364%, 05/12/17 (f)	1,000,000	1,000,104
DG Bank New York 0.940%, 01/12/17	1,250,000	1,250,066
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (f)	900,000	899,842
DZ Bank AG New York 1.010%, 02/27/17	1,500,000	1,500,433
ING Bank NV 1.265%, 04/18/17 (f)	2,200,000	2,204,033
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	2,100,000	2,100,252
KBC Brussells 1.050%, 01/27/17	800,000	800,152
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	748,279	749,677
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (f)	2,000,000	2,000,946
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
1.395%, 04/11/17 (f)	2,000,000	2,000,602
1.436%, 04/18/17 (f)	500,000	500,157

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Australia Bank London 1.034%, 05/02/17 (f)	1,750,000	$1,751,652
1.182%, 11/09/17 (f)	2,500,000	2,493,800
National Bank of Canada 0.650%, 01/06/17	5,000,000	5,000,200
Natixis New York 0.900%, 02/17/17	2,000,000	2,000,256
1.262%, 04/07/17 (f)	2,000,000	2,000,802
Rabobank London 1.281%, 10/13/17 (f)	500,000	501,199
Royal Bank of Canada New York 1.145%, 04/04/17 (f)	1,000,000	999,743
1.281%, 10/13/17 (f)	500,000	500,388
Standard Chartered Bank New York 1.150%, 03/21/17	4,000,000	4,000,676
Sumitomo Bank New York 1.215%, 05/05/17 (f)	750,000	751,249
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (f)	750,000	750,382
1.395%, 04/12/17 (f)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (f)	2,000,000	2,000,236
1.364%, 04/10/17 (f)	1,000,000	1,000,387
Svenska Handelsbanken New York 1.266%, 05/18/17 (f)	2,000,000	2,000,348
UBS, Stamford 1.084%, 05/12/17 (f)	900,000	899,932
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (f)	900,000	900,252
1.264%, 10/26/17 (f)	900,000	900,615

		58,062,455

Commercial Paper—1.6%
ABN AMRO Funding USA 0.910%, 01/11/17	498,863	499,845
Atlantic Asset Securitization LLC 0.990%, 01/12/17	199,505	199,935
1.040%, 02/03/17	199,393	199,825
Barton Capital Corp. 0.660%, 01/12/17	1,498,268	1,499,626
Commonwealth Bank Australia 1.236%, 10/23/17 (f)	1,500,000	1,500,843
Den Norske ASA 1.206%, 04/27/17 (f)	900,000	900,048
Erste Abwicklungsanstalt 1.014%, 03/10/17 (f)	1,700,000	1,700,010
HSBC plc 1.216%, 04/25/17 (f)	2,000,000	1,999,914
Macquarie Bank, Ltd. 0.950%, 01/03/17	3,990,711	3,999,572
Ridgefield Funding Co. LLC 1.000%, 01/03/17	498,750	499,972
Sheffield Receivables Co. 1.050%, 01/06/17	747,944	749,902

Commercial Paper—(Continued)
Starbird Funding Corp. 0.930%, 02/10/17	2,493,542	2,497,602
Toronto Dominion Holding Corp. 0.600%, 01/05/17	998,967	999,888
Versailles Commercial Paper LLC 1.050%, 01/17/17	996,967	999,553
Victory Receivables Corp. 1.050%, 01/04/17	299,134	299,979
Westpac Banking Corp. 1.232%, 10/20/17 (f)	1,300,000	1,302,270

		19,848,784

Repurchase Agreements—0.8%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,100,697 on 01/03/17, collateralized by various Common Stock with a value of $4,557,376.	4,100,000	4,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $2,008,387 on 03/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $12,934 on 01/03/17, collateralized by $66,556 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $13,192.	12,933	12,933
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $2,000,733 on 01/06/17, collateralized by $1,978,710 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,041,034.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,407,173 on 04/03/17, collateralized by various Common Stock with a value of $1,540,000.	1,400,000	1,400,000

		9,512,933

Time Deposits—0.3%
OP Corporate Bank plc 1.010%, 01/04/17	900,000	900,000
1.200%, 01/23/17	1,800,000	1,800,000

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (s)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	200,000	$200,000
1.220%, 01/26/17	1,100,000	1,100,000

		4,000,000

Total Securities Lending Reinvestments (Cost $91,408,994)		91,424,172

Total Investments—115.7% (Cost $1,348,650,714)		1,426,045,474
Unfunded Loan Commitments—(0.0)% (Cost $(5,267))		(5,267)
Net Investments—115.7% (Cost $1,348,645,447) (t)		1,426,040,207
Other assets and liabilities (net)—(15.7)%		(193,110,184)

Net Assets—100.0%		$1,232,930,023

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $88,739,883 and the collateral received consisted of cash in the amount of $91,383,254. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Principal only security.
(f)	Illiquid security. As of December 31, 2016, these securities represent 0.9% of net assets.
(g)	Interest only security.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2016, the market value of securities pledged was $1,431,162.
(i)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2016, the market value of securities pledged was $1,343,531.
(j)	Principal amount of security is adjusted for inflation.
(k)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $1,525,539.
(l)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(m)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $4,702,461, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	This loan will settle after December 31, 2016, at which time the interest rate will be determined.
(p)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(q)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(r)	The rate shown represents current yield to maturity.
(s)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(t)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,351,502,466. The aggregate unrealized appreciation and depreciation of investments were $115,989,328 and $(41,451,587), respectively, resulting in net unrealized appreciation of $74,537,741 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $123,170,589, which is 10.0% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(THB)—	Thai Baht

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Banc of America Commercial Mortgage Trust, 3.116%, 09/15/48	01/21/16 - 02/01/16	$548,000	$293,680	$292,594
Citigroup Commercial Mortgage Trust, 4.401%, 03/10/47	01/15/15	130,000	107,367	88,809
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.750%, 10/15/45	02/18/15	220,000	175,716	133,815
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 4.571%, 10/15/45	12/05/14	165,000	129,274	100,903
Consumer Credit Origination Loan Trust, 2.820%, 03/15/21	02/03/15	33,582	33,580	33,603
GS Mortgage Securities Trust, 4.867%, 04/10/47	03/27/14 - 06/20/14	585,000	534,065	405,524
GS Mortgage Securities Trust, 3.674%, 04/10/47	04/03/14	235,000	147,173	119,552
GS Mortgage Securities Trust, 3.582%, 06/10/47	04/24/15	195,000	149,282	112,672
JPMorgan Chase Commercial Mortgage Securities Corp., 4.415%, 12/15/47	03/17/14	245,000	198,450	185,382
JPMorgan Chase Commercial Mortgage Securities Trust, 4.000%, 08/15/46	07/30/15	105,000	94,959	82,399
JPMorgan Chase Commercial Mortgage Securities Trust, 2.733%, 10/15/45	05/19/15	400,000	269,984	129,341
Lendmark Funding Trust, 3.260%, 04/21/25	10/26/16	875,000	874,901	869,359
Morgan Stanley Bank of America Merrill Lynch Trust, 4.500%, 08/15/45	07/10/14	250,000	197,031	170,830
Morgan Stanley Capital Trust, 5.155%, 07/15/49	03/13/15	265,000	242,868	198,309
SoFi Consumer Loan Program LLC, 3.090%, 10/27/25	07/26/16	875,037	874,900	874,281
UBS-Barclays Commercial Mortgage Trust, 4.085%, 03/10/46	07/10/14	155,000	130,182	106,409
WF-RBS Commercial Mortgage Trust, 5.000%, 06/15/44	03/27/14	105,000	94,365	86,906
WF-RBS Commercial Mortgage Trust, 5.000%, 04/15/45	08/13/14	130,000	103,594	76,699
WF-RBS Commercial Mortgage Trust, 3.016%, 11/15/47	11/05/14	550,000	362,270	245,216
Wells Fargo Commercial Mortgage Trust, 3.356%, 09/15/58	09/24/15	245,000	147,153	135,429
Wells Fargo Commercial Mortgage Trust, 2.881%, 05/15/48	09/15/15	510,000	315,702	254,429

				$4,702,461

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	(1,200,000)	$(1,248,188)	$(1,250,180)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	(3,600,078)	(3,591,055)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(1,925,000)	(2,070,387)	(2,070,503)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(1,850,000)	(2,020,547)	(2,015,344)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(222,063)	(221,750)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(1,373,000)	(1,457,954)	(1,458,088)
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	(3,100,000)	(3,136,328)	(3,138,810)

Totals				$(13,755,545)	$(13,745,730)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	155,000	Bank of America N.A.	03/15/17	$177,515	$(13,785)
EUR	205,000	Bank of America N.A.	03/15/17	234,910	(18,366)
EUR	375,000	Citibank N.A.	03/15/17	416,250	(20,131)
EUR	270,000	UBS AG	03/15/17	309,587	(24,382)
ZAR	10,000	Citibank N.A.	03/15/17	720	(1)

Contracts to Deliver
BRL	1,649,000	Goldman Sachs International	03/15/17	485,071	(11,866)
BRL	9,192,000	State Street Bank and Trust	03/15/17	2,662,881	(107,190)
COP	2,217,800,000	State Street Bank and Trust	03/15/17	728,724	(1,099)
EUR	3,718,000	Barclays Bank plc	01/31/17	3,886,221	(32,981)
EUR	105,000	National Australia Bank, Ltd.	01/31/17	110,957	275
EUR	1,005,000	Bank of America N.A.	03/15/17	1,080,446	18,848

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	794,000	Morgan Stanley & Co. International plc	03/15/17	$848,453	$9,737
GBP	514,000	Bank of America N.A.	01/31/17	636,885	2,965
JPY	156,000,000	Citibank N.A.	01/10/17	1,366,545	31,205
JPY	308,000,000	State Street Bank and Trust	01/10/17	2,709,674	73,234
MXN	18,103,000	JPMorgan Chase Bank N.A.	03/15/17	902,284	37,088
RON	8,195,000	Citibank N.A.	06/26/17	2,045,962	138,203
RON	1,520,000	BNP Paribas S.A.	08/28/17	387,508	33,391
RON	2,515,000	JPMorgan Chase Bank N.A.	08/28/17	641,909	55,986
RUB	63,901,000	Barclays Bank plc	03/15/17	970,550	(57,136)
THB	44,581,000	JPMorgan Chase Bank N.A.	03/15/17	1,251,924	7,411

Net Unrealized Appreciation					$121,406

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/17	76	AUD	9,664,848	$31,453
S&P 500 E-Mini Index Futures	03/17/17	36	USD	4,077,733	(52,573)
U.S. Treasury 10-Year Ultra Note Future	03/22/17	34	USD	4,495,716	62,409
U.S. Treasury Note 2 Year Futures	03/31/17	72	USD	15,585,575	15,925
U.S. Treasury Note 5 Year Futures	03/31/17	380	USD	44,771,203	(58,859)
U.S. Treasury Ultra Long Bond Futures	03/22/17	153	USD	24,663,805	(145,556)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/22/17	(11)	USD	(1,673,326)	16,108
U.S. Treasury Note 10 Year Futures	03/22/17	(176)	USD	(21,890,712)	17,212

Net Unrealized Depreciation					$(113,881)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6M MIBOR	6.260%	09/12/21	Goldman Sachs International	INR	67,350,000	$(2,077)	$—	$(2,077)
Receive	CPI-U	1.810%	09/04/25	Bank of America N.A.	USD	3,803,000	114,141	—	114,141
Receive	CPI-U	1.820%	09/22/25	Bank of America N.A.	USD	10,320,000	299,494	—	299,494

Totals							$411,558	$—	$411,558

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3M LIBOR	1.750%	03/15/27	USD	3,000,000	$255,058
Receive	Federal Funds Rate Compounded - OIS	1.625%	11/14/26	USD	2,610,000	75,883

Net Unrealized Appreciation						$330,941

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.27.V1	(5.000%)	12/20/21	3.542%	USD	12,014,000	$(309,751)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.IG.27	1.000%	12/20/21	0.677%	USD	4,988,000	$10,534
ITRAXX.EUR.26.V1	1.000%	12/20/21	0.721%	EUR	6,974,000	23,479
ITRAXX.XO.26.V1	5.000%	12/20/21	2.882%	EUR	2,905,000	68,554

Net Unrealized Appreciation						$102,567

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Federative Republic of Brazil	1.000%	12/20/21	Goldman Sachs International	2.754%	USD	260,000	$(20,674)	$(21,282)	$608
Federative Republic of Brazil	1.000%	12/20/21	Goldman Sachs International	2.754%	USD	265,000	(21,072)	(21,494)	422

Totals							$(41,746)	$(42,776)	$1,030

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	45,079	$1,014	$1,134	$(120)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	13,990	315	—	315
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	340,873	79,253	86,923	(7,670)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	147,114	34,204	37,514	(3,310)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	100,468	23,359	26,122	(2,763)
ABX.HE.PEN.AAA.6-2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	0.000%	USD	280,834	29,488	39,362	(9,874)
CMBX.NA.A.7	(2.000%)	01/17/47	JPMorgan Chase Bank N.A.	0.000%	USD	480,000	11,091	(10,238)	21,329
CMBX.NA.A.9	(2.000%)	09/17/58	Deutsche Bank AG	0.000%	USD	185,000	10,423	9,450	973
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	735,000	8,947	23,330	(14,383)
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	635,000	7,729	20,156	(12,427)
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	600,000	7,303	19,045	(11,742)
CMBX.NA.AA.7	(1.500%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	80,000	974	945	29
CMBX.NA.AA.8	(1.500%)	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	265,000	6,303	10,823	(4,520)
CMBX.NA.AAA.8	(0.500%)	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	295,000	3,395	7,757	(4,362)
CMBX.NA.AAA.8	(0.500%)	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	125,000	1,439	3,337	(1,898)
CMBX.NA.AJ.4	(0.960%)	02/17/51	Bank of America N.A.	0.000%	USD	315,587	74,065	55,944	18,121
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	1,903,385	446,707	475,322	(28,615)
CMBX.NA.AJ.4	(0.960%)	02/17/51	Morgan Stanley & Co. International plc	0.000%	USD	1,262,349	296,261	315,247	(18,986)

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	635,000	$(3,113)	$6,876	$(9,989)
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	775,000	(3,800)	8,392	(12,192)
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	1,375,000	64	25,476	(25,412)
CMBX.NA.AS.7	(1.000%)	01/17/47	Goldman Sachs International	0.000%	USD	500,000	23	14,481	(14,458)
CMBX.NA.AS.8	(1.000%)	10/17/57	Deutsche Bank AG	0.000%	USD	210,000	1,486	15,785	(14,299)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	375,000	21,330	34,662	(13,332)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	300,000	17,064	29,605	(12,541)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Credit Suisse International	0.000%	USD	255,000	14,505	25,164	(10,659)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	175,000	9,954	22,550	(12,596)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	170,000	9,670	16,725	(7,055)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Deutsche Bank AG	0.000%	USD	170,000	9,670	12,815	(3,145)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	1,020,000	58,018	98,003	(39,985)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	260,000	14,789	25,513	(10,724)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	230,000	13,083	20,132	(7,049)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	175,000	9,954	25,231	(15,277)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Goldman Sachs International	0.000%	USD	30,000	1,706	2,769	(1,063)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	750,000	42,660	74,013	(31,353)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	385,000	21,899	40,214	(18,315)
CMBX.NA.BBB.7	(3.000%)	01/17/47	Morgan Stanley & Co. International plc	0.000%	USD	230,000	13,083	19,356	(6,273)

Totals							$1,294,315	$1,639,935	$(345,620)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.26	1.000%	12/20/21	Barclays Bank plc	2.408%	USD	982,000	$(61,647)	$(83,362)	$21,715
CDX.EM.26	1.000%	12/20/21	Barclays Bank plc	2.408%	USD	1,470,000	(92,281)	(115,248)	22,967
CDX.EM.26	1.000%	12/20/21	Barclays Bank plc	2.408%	USD	1,510,000	(94,793)	(113,552)	18,759
CMBX.NA.A.6.	2.000%	05/11/63	Goldman Sachs International	0.000%	USD	355,000	(7,429)	4,634	(12,063)
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	549,738	(226)	(13,159)	12,933
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	554,736	(228)	(13,261)	13,033
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	774,631	(318)	(28,854)	28,536
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	1,979,057	(814)	(21,401)	20,587
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	1,979,057	(814)	(21,401)	20,587
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	2,298,904	(945)	(24,860)	23,915
CMBX.NA.AAA.6	0.500%	05/11/63	Deutsche Bank AG	0.000%	USD	729,652	(300)	(25,010)	24,710
CMBX.NA.AAA.6	0.500%	05/11/63	Deutsche Bank AG	0.000%	USD	1,068,491	(439)	(25,543)	25,104
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	84,960	(35)	(1,017)	982
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	369,824	(152)	(12,019)	11,867
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	439,790	(181)	(15,064)	14,883
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	464,778	(191)	(15,583)	15,392
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	329,843	(136)	(2,751)	2,615
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	529,747	(218)	(12,524)	12,306
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	624,702	(257)	(21,412)	21,155
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	659,686	(271)	(15,770)	15,499
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	664,683	(273)	(5,348)	5,075

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	754,640	$(310)	$(25,525)	$25,215
CMBX.NA.AAA.6	0.500%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	8,992,713	(3,697)	(294,726)	291,029
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	206,000	(27,277)	(36,850)	9,573
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	460,000	(60,910)	(85,670)	24,760
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(61,572)	(86,601)	25,029
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(61,572)	(86,601)	25,029
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	465,000	(61,572)	(86,601)	25,029
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	304,000	(40,254)	(50,355)	10,101
CMBX.NA.BB.6	5.000%	05/11/63	Goldman Sachs International	0.000%	USD	530,000	(70,179)	(58,813)	(11,366)
CMBX.NA.BB.6	5.000%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	1,020,000	(135,062)	(189,964)	54,902
CMBX.NA.BB.8	5.000%	10/17/57	Bank of America N.A.	0.000%	USD	335,000	(83,883)	(24,355)	(59,528)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	60,000	(15,024)	(15,153)	129
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	285,000	(71,364)	(80,923)	9,559
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	550,000	(137,719)	(156,166)	18,447
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	550,000	(137,719)	(156,166)	18,447
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	75,000	(18,780)	(22,824)	4,044
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	115,000	(28,796)	(32,462)	3,666
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	170,000	(42,568)	(27,682)	(14,886)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	191,000	(47,826)	(22,902)	(24,924)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	580,000	(145,231)	(181,510)	36,279
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	160,000	(40,064)	(46,535)	6,471
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	190,000	(47,576)	(55,341)	7,765
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	1,289,000	(322,764)	(365,997)	43,233
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	125,000	(27,459)	(35,383)	7,924
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	130,000	(28,557)	(36,481)	7,924
CMBX.NA.BB.9	5.000%	09/15/58	Goldman Sachs International	0.000%	USD	250,000	(54,918)	(70,766)	15,848
CMBX.NA.BB.9	5.000%	09/17/58	Goldman Sachs International	0.000%	USD	125,000	(27,459)	(35,733)	8,274
CMBX.NA.BB.9	5.000%	09/17/58	Morgan Stanley & Co. International plc	0.000%	USD	255,000	(56,016)	(80,525)	24,509
CMBX.NA.BBB.6	3.000%	05/11/63	Morgan Stanley & Co. International plc	0.000%	USD	90,000	(5,118)	(8,031)	2,913
CMBX.NA.BBB.8	3.000%	10/17/57	Goldman Sachs International	0.000%	USD	530,000	(75,121)	(78,177)	3,056
PRIMEX.ARM.2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	4.497%	USD	555,180	5,091	16,671	(11,580)

Totals							$(2,193,224)	$(3,100,652)	$907,428

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand
(ABX.HE)—	Markit Asset-Backed Home Equity Index
(ABX.HE.PEN)—	Markit Asset-Backed Home Equity Penultimate Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AJ)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.AS)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(MIBOR)—	Mumbai Interbank Offered Rate
(PRIMEX.ARM)—	Markit Primex Adjustable Rate Mortgage Index
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(ITAXX.XO)—	Markit iTraxx Crossover Index

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$743,874,211	$—	$—	$743,874,211
Total U.S. Treasury & Government Agencies*	—	212,780,991	—	212,780,991
Total Corporate Bonds & Notes*	—	157,692,260	—	157,692,260
Total Asset-Backed Securities*	—	75,355,730	—	75,355,730
Total Mortgage-Backed Securities*	—	62,321,747	—	62,321,747
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	23,883,524	—	23,883,524
Total Foreign Government*	—	15,372,683	—	15,372,683
Total Municipals	—	5,116,125	—	5,116,125
Total Purchased Option*	—	3,286	—	3,286
Total Short-Term Investment*	—	38,215,478	—	38,215,478
Securities Lending Reinvestments
Certificates of Deposit	—	58,062,455	—	58,062,455
Commercial Paper	—	19,848,784	—	19,848,784
Repurchase Agreements	—	9,512,933	—	9,512,933
Time Deposits	—	4,000,000	—	4,000,000
Total Securities Lending Reinvestments	—	91,424,172	—	91,424,172
Total Net Investments	$743,874,211	$682,165,996	$—	$1,426,040,207

Collateral for Securities Loaned (Liability)	$—	$(91,383,254)	$—	$(91,383,254)
TBA Forward Sales Commitments	$—	$(13,745,730)	$—	$(13,745,730)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$408,343	$—	$408,343
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(286,937)	—	(286,937)
Total Forward Contracts	$—	$121,406	$—	$121,406
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$143,107	$—	$—	$143,107
Futures Contracts (Unrealized Depreciation)	(256,988)	—	—	(256,988)
Total Futures Contracts	$(113,881)	$—	$—	$(113,881)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$433,508	$—	$433,508
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(309,751)	—	(309,751)
Total Centrally Cleared Swap Contracts	$—	$123,757	$—	$123,757
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,719,954	$—	$1,719,954
OTC Swap Contracts at Value (Liabilities)	—	(2,249,051)	—	(2,249,051)
Total OTC Swap Contracts	$—	$(529,097)	$—	$(529,097)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,426,040,207
Cash denominated in foreign currencies (c)	3,977,680
Cash collateral (d)	188,670
OTC swap contracts at market value (e)	1,719,954
Unrealized appreciation on forward foreign currency exchange contracts	408,343
Receivable for:
Investments sold	5,512,614
TBA securities sold (f)	162,640,883
Fund shares sold	46,677
Principal paydowns	4,525
Dividends and interest	3,961,111
Variation margin on futures contracts	155,660
Interest on OTC swap contracts	16,031
Variation margin on centrally cleared swap contracts	21,261
Prepaid expenses	3,527

Total Assets	1,604,697,143
Liabilities
Due to custodian	143,562
Forward sales commitments, at value	13,745,730
OTC swap contracts at market value (g)	2,249,051
Cash collateral for OTC swap contracts	590,000
Unrealized depreciation on forward foreign currency exchange contracts	286,937
Collateral for securities loaned	91,383,254
Payables for:
Investments purchased	10,383,487
TBA securities purchased (f)	250,675,792
Fund shares redeemed	1,146,609
Interest on OTC swap contracts	4,970
Accrued Expenses:
Management fees	451,175
Distribution and service fees	18,081
Deferred trustees’ fees	93,708
Other expenses	594,764

Total Liabilities	371,767,120

Net Assets	$1,232,930,023

Net Assets Consist of:
Paid in surplus	$1,102,733,683
Undistributed net investment income	23,976,181
Accumulated net realized gain	27,809,990
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	78,410,169

Net Assets	$1,232,930,023

Net Assets
Class A	$1,135,560,062
Class B	66,423,813
Class E	30,946,148
Capital Shares Outstanding*
Class A	61,412,034
Class B	3,615,306
Class E	1,677,857
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.49
Class B	18.37
Class E	18.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,348,645,447.
(b)	Includes securities loaned at value of $88,739,883.
(c)	Identified cost of cash denominated in foreign currencies was $4,079,311.
(d)	Includes collateral of $188,100 for futures contracts and $570 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $1,641,338.
(f)	Included within TBA securities sold is $25,044,189 related to TBA forward sale commitments and included within TBA securities purchased is $11,285,469 related to TBA forward sale commitments.
(g)	Net premium received on OTC swap contracts was $3,144,831.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$12,302,033
Interest (b)	18,040,781
Securities lending income	501,474
Other income (c)	493,945

Total investment income	31,338,233
Expenses
Management fees	5,701,599
Administration fees	40,354
Custodian and accounting fees	547,992
Distribution and service fees—Class B	163,327
Distribution and service fees—Class E	46,694
Audit and tax services	104,446
Legal	33,032
Trustees’ fees and expenses	45,247
Shareholder reporting	241,716
Insurance	8,559
Miscellaneous	30,598

Total expenses	6,963,564
Less management fee waiver	(370,083)
Less broker commission recapture	(12,881)

Net expenses	6,580,600

Net Investment Income	24,757,633

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (d)	34,641,510
Futures contracts	759,698
Written options	705,002
Swap contracts	(4,684,478)
Foreign currency transactions	(595,395)

Net realized gain	30,826,337

Net change in unrealized appreciation (depreciation) on:
Investments (e)	26,499,637
Futures contracts	(90,712)
Written options	(288)
Swap contracts	1,374,210
Foreign currency transactions	(55,601)

Net change in unrealized appreciation	27,727,246

Net realized and unrealized gain	58,553,583

Net Increase in Net Assets From Operations	$83,311,216

(a)	Net of foreign withholding taxes of $20,655.
(b)	Net of foreign withholding taxes of $1,398.
(c)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.
(d)	Net of foreign capital gains tax of $19,003.
(e)	Includes change in foreign capital gains tax of $842.

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,757,633	$24,677,644
Net realized gain	30,826,337	59,530,052
Net change in unrealized appreciation (depreciation)	27,727,246	(49,574,711)

Increase in net assets from operations	83,311,216	34,632,985

From Distributions to Shareholders
Net investment income
Class A	(31,406,742)	(23,978,812)
Class B	(1,622,094)	(1,187,739)
Class E	(809,717)	(625,351)
Net realized capital gains
Class A	(52,901,850)	(204,816,772)
Class B	(3,025,631)	(11,695,847)
Class E	(1,452,246)	(5,811,632)

Total distributions	(91,218,280)	(248,116,153)

Increase (decrease) in net assets from capital share transactions	(26,430,737)	122,384,240

Total decrease in net assets	(34,337,801)	(91,098,928)

Net Assets
Beginning of period	1,267,267,824	1,358,366,752

End of period	$1,232,930,023	$1,267,267,824

Undistributed net investment income
End of period	$23,976,181	$33,739,195

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	964,978	$17,720,014	661,786	$13,589,496
Reinvestments	4,763,197	84,308,592	12,169,978	228,795,584
Redemptions	(6,939,141)	(127,453,287)	(6,304,527)	(128,069,858)

Net increase (decrease)	(1,210,966)	$(25,424,681)	6,527,237	$114,315,222

Class B
Sales	337,929	$6,142,915	251,656	$5,041,729
Reinvestments	263,926	4,647,725	688,593	12,883,586
Redemptions	(578,924)	(10,535,397)	(577,769)	(11,738,448)

Net increase	22,931	$255,243	362,480	$6,186,867

Class E
Sales	27,622	$507,808	28,593	$578,068
Reinvestments	128,012	2,261,963	343,123	6,436,983
Redemptions	(220,880)	(4,031,070)	(252,306)	(5,132,900)

Net increase (decrease)	(65,246)	$(1,261,299)	119,410	$1,882,151

Increase (decrease) derived from capital shares transactions		$(26,430,737)		$122,384,240

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.66		$22.29	$20.59	$17.52		$15.95

Income (Loss) from Investment Operations
Net investment income (a)	0.37	(b)	0.38	0.39	0.36		0.38
Net realized and unrealized gain on investments	0.88		0.24	1.73	3.18		1.58

Total from investment operations	1.25		0.62	2.12	3.54		1.96

Less Distributions
Distributions from net investment income	(0.53)		(0.45)	(0.42)	(0.47)		(0.39)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(1.42)		(4.25)	(0.42)	(0.47)		(0.39)

Net Asset Value, End of Period	$18.49		$18.66	$22.29	$20.59		$17.52

Total Return (%) (c)	6.99		2.58	10.55	20.59	(d)	12.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55		0.54	0.53	0.51		0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.55		0.54	0.53	0.51		0.52
Net ratio of expenses to average net assets (%) (e)	0.52		0.51	0.50	0.51		0.52
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.52		0.51	0.50	0.51		0.52
Ratio of net investment income to average net assets (%)	2.02	(b)	1.87	1.81	1.89		2.23
Portfolio turnover rate (%)	405	(f)	299 (f)	413 (f)	340	(f)	494 (f)
Net assets, end of period (in millions)	$1,135.6		$1,168.2	$1,250.6	$1,249.1		$1,137.3

	Class B
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.54		$22.17	$20.48	$17.43		$15.88

Income (Loss) from Investment Operations
Net investment income (a)	0.32	(b)	0.33	0.33	0.31		0.33
Net realized and unrealized gain on investments	0.88		0.23	1.73	3.16		1.57

Total from investment operations	1.20		0.56	2.06	3.47		1.90

Less Distributions
Distributions from net investment income	(0.48)		(0.39)	(0.37)	(0.42)		(0.35)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(1.37)		(4.19)	(0.37)	(0.42)		(0.35)

Net Asset Value, End of Period	$18.37		$18.54	$22.17	$20.48		$17.43

Total Return (%) (c)	6.74		2.29	10.28	20.28	(d)	12.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.79	0.78	0.76		0.77
Gross ratio of expenses to average net assets excluding interest expense (%)	0.80		0.79	0.78	0.76		0.77
Net ratio of expenses to average net assets (%) (e)	0.77		0.76	0.75	0.76		0.77
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.77		0.76	0.75	0.76		0.77
Ratio of net investment income to average net assets (%)	1.77	(b)	1.62	1.56	1.64		1.98
Portfolio turnover rate (%)	405	(f)	299 (f)	413 (f)	340	(f)	494 (f)
Net assets, end of period (in millions)	$66.4		$66.6	$71.6	$75.0		$68.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$18.61		$22.24	$20.54	$17.48		$15.92

Income (Loss) from Investment Operations
Net investment income (a)	0.34	(b)	0.35	0.35	0.33		0.35
Net realized and unrealized gain on investments	0.87		0.23	1.74	3.17		1.57

Total from investment operations	1.21		0.58	2.09	3.50		1.92

Less Distributions
Distributions from net investment income	(0.49)		(0.41)	(0.39)	(0.44)		(0.36)
Distributions from net realized capital gains	(0.89)		(3.80)	0.00	0.00		0.00

Total distributions	(1.38)		(4.21)	(0.39)	(0.44)		(0.36)

Net Asset Value, End of Period	$18.44		$18.61	$22.24	$20.54		$17.48

Total Return (%) (c)	6.83		2.41	10.41	20.39	(d)	12.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70		0.69	0.68	0.66		0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.70		0.69	0.68	0.66		0.67
Net ratio of expenses to average net assets (%) (e)	0.67		0.66	0.65	0.66		0.67
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.67		0.66	0.65	0.66		0.67
Ratio of net investment income to average net assets (%)	1.87	(b)	1.72	1.66	1.74		2.08
Portfolio turnover rate (%)	405	(f)	299 (f)	413 (f)	340	(f)	494 (f)
Net assets, end of period (in millions)	$30.9		$32.4	$36.1	$36.9		$35.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 58%, 71%, 163%, 139% and 243% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

MSF-40

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

MSF-41

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $143,562. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, real estate investment trust (REIT) adjustments, adjustments to prior period accumulated balances and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

MSF-42

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

MSF-43

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2016, the Portfolio had open unfunded loan commitments of $5,267. At December 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $38,215,478. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,512,933. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of

MSF-44

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(68,219,149)	$—	$—	$—	$(68,219,149)
Corporate Bonds & Notes	(23,122,443)	—	—	—	(23,122,443)
U.S. Treasury & Government Agencies	(41,662)	—	—	—	(41,662)
Total	$(91,383,254)	$—	$—	$—	$(91,383,254)
Total Borrowings	$(91,383,254)	$—	$—	$—	$(91,383,254)
Gross amount of recognized liabilities for securities lending transactions					$(91,383,254)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

MSF-45

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange

MSF-46

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

(“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of

MSF-47

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$413,635	OTC swap contracts at market value (a)	$2,077
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	330,941
	Unrealized appreciation on futures contracts (b) (d)	143,107	Unrealized depreciation on futures contracts (b) (d)	204,415

MSF-48

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$1,306,319	OTC swap contracts at market value (a)	$2,246,974
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	102,567	Unrealized depreciation on centrally cleared swap contracts (b) (c)	309,751
Equity			Unrealized depreciation on futures contracts (b) (d)	52,573
Foreign Exchange	Investments at market value (e)	3,286
	Unrealized appreciation on forward foreign currency exchange contracts	408,343	Unrealized depreciation on forward foreign currency exchange contracts	286,937

Total		$2,708,198		$3,102,727

(a)	Excludes OTC swap interest receivable of $16,031 and OTC swap interest payable of $4,970.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$509,513	$(116,034)	$(330,000)	$63,479
BNP Paribas S.A.	33,391	—	—	33,391
Citibank N.A.	169,408	(20,132)	—	149,276
Credit Suisse International	523,649	(523,649)	—	—
Deutsche Bank AG	41,203	(739)	—	40,464
Goldman Sachs International	100,859	(100,859)	—	—
JPMorgan Chase Bank N.A.	284,300	—	(260,000)	24,300
Morgan Stanley & Co. International plc	395,751	(395,751)	—	—
National Australia Bank, Ltd.	275	—	—	275
State Street Bank and Trust	73,234	(73,234)	—	—

	$2,131,583	$(1,230,398)	$(590,000)	$311,185

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$116,034	$(116,034)	$—	$—
Barclays Bank plc	338,838	—	(258,940)	79,898
Citibank N.A.	20,132	(20,132)	—	—
Credit Suisse International	644,987	(523,649)	(121,338)	—
Deutsche Bank AG	739	(739)	—	—
Goldman Sachs International	670,825	(100,859)	(517,513)	52,453
Morgan Stanley & Co. International plc	611,762	(395,751)	(216,011)	—
State Street Bank and Trust	108,289	(73,234)	—	35,055
UBS AG	24,382	—	—	24,382

	$2,535,988	$(1,230,398)	$(1,113,802)	$191,788

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-49

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(802)	$—	$—	$(34,103)	$(34,905)
Forward foreign currency transactions	—	—	—	(696,157)	(696,157)
Futures contracts	(13,853)	—	773,551	—	759,698
Swap contracts	312,233	(4,996,711)	—	—	(4,684,478)
Written options	—	637,113	—	67,889	705,002

	$297,578	$(4,359,598)	$773,551	$(662,371)	$(3,950,840)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$—	$(20,746)	$(20,746)
Forward foreign currency transactions	—	—	—	36,766	36,766
Futures contracts	(192,886)	—	102,174	—	(90,712)
Swap contracts	724,545	649,665	—	—	1,374,210
Written options	—	(288)	—	—	(288)

	$531,659	$649,377	$102,174	$16,020	$1,299,230

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$4,718,812
Forward foreign currency transactions	29,713,874
Futures contracts long	102,604,321
Futures contracts short	(64,421,835)
Swap contracts	141,674,922
Written options	77,380,667

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2015	13,365,000	$39,761
Options written	227,468,000	703,396
Options exercised	(149,254,000)	(474,566)
Options expired	(91,579,000)	(268,591)

Options outstanding December 31, 2016	—	$—

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2015	13,370,000	$26,406
Options written	256,548,000	737,721
Options bought back	(2,679,000)	(74,289)
Options exercised	(100,376,000)	(260,193)
Options expired	(166,863,000)	(429,645)

Options outstanding December 31, 2016	—	$—

MSF-50

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-51

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,731,074,569	$623,819,089	$4,714,576,009	$724,176,067

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$4,653,220,686	$4,641,531,147

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,701,599	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period May 1, 2015 to April 30, 2016.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $370,083 was waived in the aggregate for the year ended December 31, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-52

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$33,838,553	$68,197,869	$57,379,727	$179,918,284	$91,218,280	$248,116,153

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$30,599,124	$24,234,514	$75,456,409	$—	$130,290,047

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-53

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio) and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Wellington Balanced Portfolio (formerly, WMC Balanced Portfolio) (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Wellington Balanced Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-54

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-55

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-56

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-57

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-58

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-59

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Met/Wellington Balance Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Barclays U.S. Aggregate Bond Index (40%), for the three- and five-year periods ended October 31, 2016, and underperformed its blended benchmark for the one-year period ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-60

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-61

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-62

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-63

Metropolitan Series Fund

Met/Wellington Balanced Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-64

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Met/Wellington Core Equity Opportunities Portfolio returned 7.34%, 7.06%, and 7.15%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 12.05%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose over the period, as measured by the S&P 500 Index, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the U.K. referendum vote to leave the European Union (“Brexit”), U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter was generally encouraging, as third quarter Gross Domestic Product growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns for the year varied noticeably by market-cap, as small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, outperformed large-cap stocks, as measured by the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged its benchmark for the period ended December 31, 2016. Weak stock selection within the Consumer Discretionary, Consumer Staples, and Financials sectors detracted most from relative performance but was partially offset by stronger stock selection in the Health Care, Industrials, and Information Technology sectors. Sector positioning, a result of the bottom-up stock selection process, was also negative; driven largely by the Portfolio’s underweight allocations to the Energy, Financials, and Telecommunication Services sectors, and overweight allocations to the Consumer Staples and Health Care sectors.

The Portfolio’s exposure to NIKE and Cardinal Health detracted most from relative performance. NIKE is a provider of athletic footwear, apparel, equipment, and accessories. While the stock underperformed in 2016, we think the concerns of many investors (increased competition and unpredictable macro-environment) were temporary and it offered us a chance to buy an excellent business at an attractive price. The company’s growth appears healthy in our view and we used the weakness in the stock to add to our position over the period. NIKE has a new manufacturing process (Flyknit) that is a much more flexible and cheaper manufacturing process, which we believe, have positive implications for margins. The company is also selling a lot more through their own channel (Direct-to-Consumer), a higher margin outlet relative to other distribution channels. Shares of Cardinal Health, a U.S.-based distributor of pharmaceuticals, fell as investors worried about a slowdown in generic pricing.

The Portfolio’s holdings in Union Pacific, UnitedHealth Group, and PNC Financial were among the top relative contributors during the period. Our avoidance of benchmark constituents Allergan and Gilead Sciences in the Health Care sector also aided relative results. Union Pacific, which operates North America’s premier railroad franchise, modestly beat earnings expectations and also management believes volumes should accelerate in the coming year. At period end, we continued to favor this stock as we believe it is among the most efficient and well run operators, with less exposure to eastern coal and with more diversified and longer-haul routes.

MSF-1

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

As of December 31, 2016, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and most underweight the Information Technology, Financials, and Energy sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Met/Wellington Core Equity Opportunities Portfolio
Class A	7.34	12.91	5.14
Class B	7.06	12.63	4.88
Class E	7.15	12.74	4.98
Russell 1000 Index	12.05	14.69	7.08

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
NIKE, Inc. - Class B	3.7
Costco Wholesale Corp.	3.7
Microsoft Corp.	3.6
United Parcel Service, Inc. - Class B	2.9
Chubb, Ltd.	2.8
Automatic Data Processing, Inc.	2.7
Cardinal Health, Inc.	2.6
Coca-Cola Co. (The)	2.5
Visa, Inc. - Class A	2.5
Medtronic plc	2.5

Top Sectors

% of Net Assets
Consumer Staples	18.0
Industrials	17.0
Health Care	16.8
Consumer Discretionary	13.3
Information Technology	11.2
Financials	10.6
Energy	4.1
Real Estate	3.9
Materials	3.4

MSF-3

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.58%	$1,000.00	$1,016.70	$2.94
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B(a)	Actual	0.83%	$1,000.00	$1,015.10	$4.20
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E(a)	Actual	0.73%	$1,000.00	$1,015.80	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.9%
General Dynamics Corp.	282,613	$48,795,961
Lockheed Martin Corp. (a)	361,766	90,419,794
Northrop Grumman Corp.	244,222	56,801,153
United Technologies Corp.	736,828	80,771,085

		276,787,993

Air Freight & Logistics—2.9%
United Parcel Service, Inc. - Class B	1,022,446	117,213,209

Banks—2.4%
PNC Financial Services Group, Inc. (The) (a)	808,858	94,604,032

Beverages—6.9%
Coca-Cola Co. (The)	2,454,581	101,766,928
Diageo plc	3,178,414	82,229,049
PepsiCo, Inc.	884,974	92,594,830

		276,590,807

Biotechnology—1.8%
Amgen, Inc.	499,464	73,026,631

Capital Markets—1.5%
BlackRock, Inc.	160,284	60,994,473

Chemicals—3.4%
Ecolab, Inc. (a)	514,550	60,315,551
Praxair, Inc.	660,406	77,392,979

		137,708,530

Consumer Finance—1.8%
American Express Co. (a)	956,316	70,843,889

Energy Equipment & Services—2.0%
Schlumberger, Ltd.	953,344	80,033,229

Equity Real Estate Investment Trusts—3.9%
American Tower Corp. (a)	594,178	62,792,731
Public Storage (a)	410,635	91,776,923

		154,569,654

Food & Staples Retailing—7.4%
Costco Wholesale Corp. (a)	926,752	148,382,263
CVS Health Corp.	874,420	69,000,482
Walgreens Boots Alliance, Inc. (a)	949,952	78,618,028

		296,000,773

Health Care Equipment & Supplies—2.5%
Medtronic plc	1,399,169	99,662,808

Health Care Providers & Services—7.0%
Cardinal Health, Inc.	1,449,353	104,309,935
McKesson Corp.	594,369	83,479,126
UnitedHealth Group, Inc.	572,672	91,650,427

		279,439,488

Hotels, Restaurants & Leisure—2.0%
McDonald’s Corp.	672,992	81,916,586

Household Products—3.7%
Colgate-Palmolive Co.	1,507,267	98,635,552
Procter & Gamble Co. (The)	576,335	48,458,247

		147,093,799

Industrial Conglomerates—2.3%
Honeywell International, Inc.	781,523	90,539,440

Insurance—5.0%
Chubb, Ltd.	842,857	111,358,267
Marsh & McLennan Cos., Inc.	1,308,773	88,459,967

		199,818,234

IT Services—7.6%
Accenture plc - Class A (a)	834,800	97,780,124
Automatic Data Processing, Inc.	1,040,478	106,940,329
Visa, Inc. - Class A	1,290,512	100,685,746

		305,406,199

Media—1.5%
Walt Disney Co. (The) (a)	595,008	62,011,734

Oil, Gas & Consumable Fuels—2.1%
Exxon Mobil Corp.	913,990	82,496,737

Pharmaceuticals—5.5%
Johnson & Johnson (a)	730,579	84,170,007
Merck & Co., Inc. (a)	1,526,245	89,850,043
Roche Holding AG	200,772	45,746,544

		219,766,594

Road & Rail—4.9%
Canadian National Railway Co.	1,468,784	98,848,786
Union Pacific Corp. (a)	955,092	99,023,938

		197,872,724

Software—3.6%
Microsoft Corp.	2,321,109	144,233,713

Specialty Retail—4.3%
Lowe’s Cos., Inc.	1,075,848	76,514,310
TJX Cos., Inc. (The)	1,291,009	96,993,506

		173,507,816

Textiles, Apparel & Luxury Goods—5.4%
NIKE, Inc. - Class B (a)	2,927,784	148,819,261
VF Corp. (a)	1,250,823	66,731,407

		215,550,668

Total Common Stocks (Cost $3,511,933,117)		3,937,689,760

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	$0

Short-Term Investment—1.6%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $64,292,542 on 01/03/17, collateralized by $52,695,000 U.S. Treasury Bond at 8.500% due 02/15/20 with a value of $65,580,508.	64,292,328	64,292,328

Total Short-Term Investments (Cost $64,292,328)		64,292,328

Securities Lending Reinvestments (c)—3.1%

Certificates of Deposit—0.7%
Bank of Tokyo UFJ Ltd., New York 1.300%, 04/21/17	2,004,529	2,001,108
Chiba Bank, Ltd., New York 0.920%, 02/03/17	2,000,000	2,000,222
Credit Suisse AG New York 1.364%, 05/12/17 (d)	4,500,000	4,500,468
Mitsubishi UFJ Trust and Banking Corp. 1.217%, 06/01/17 (d)	2,999,629	2,999,946
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	5,000,000	4,999,520
National Bank of Canada 0.650%, 01/06/17	3,000,000	3,000,120
Natixis New York 0.900%, 02/17/17	5,000,000	5,000,640
Sumitomo Bank New York 1.336%, 06/19/17 (d)	2,000,000	1,999,848
UBS, Stamford 1.084%, 05/12/17 (d)	1,500,000	1,499,886

		28,001,758

Commercial Paper—0.5%
Barton Capital Corp. 0.870%, 01/12/17	2,998,478	2,999,253
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	1,000,000	1,000,006
Macquarie Bank, Ltd. 1.160%, 03/20/17	3,988,271	3,990,019
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	997,726	998,672
Starbird Funding Corp. 1.240%, 06/13/17 (d)	6,000,000	5,999,514
United Overseas Bank, Ltd. 0.900%, 02/22/17	3,990,800	3,994,924

		18,982,388

Security Description	Principal Amount*	Value

Repurchase Agreements—1.7%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $5,600,552 on 01/03/17, collateralized by $5,648,925 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $5,712,001.	5,600,000	5,600,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $2,000,211on 01/03/17, collateralized by $2,041,800 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $2,040,011.	2,000,000	2,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $12,201,861 on 01/03/17, collateralized by various Common Stock with a value of $13,560,971.	12,200,000	12,200,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $8,642,057 on 01/03/17, collateralized by $44,471,443 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $8,814,447.	8,641,615	8,641,615
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $7,664,226 on 01/03/17, collateralized by $7,581,787 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $7,820,589.	7,663,362	7,663,362
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $13,404,913 on 01/06/17, collateralized by $13,257,359 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $13,674,925.	13,400,000	13,400,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $12,000,800 on 01/03/17, collateralized by $21,549,172 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $12,240,816.	12,000,000	12,000,000

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	$5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $4,000,302 on 01/03/17, collateralized by $5,869,458 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $4,080,000.	4,000,000	4,000,000

		70,504,977

Time Deposits—0.2%
OP Corporate Bank plc 1.200%, 01/23/17	5,000,000	5,000,000
Royal Bank of Canada London 0.700%, 01/04/17	2,000,000	2,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $124,486,712)		124,489,123

Total Investments—103.0% (Cost $3,700,712,157) (e)		4,126,471,211
Other assets and liabilities (net)—(3.0)%		(120,659,240)

Net Assets—100.0%		$4,005,811,971

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $121,649,303 and the collateral received consisted of cash in the amount of $124,484,409. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, this security represents 0.00% of net assets.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,717,768,620. The aggregate unrealized appreciation and depreciation of investments were $473,402,550 and $(64,699,959), respectively, resulting in net unrealized appreciation of $408,702,591 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$276,787,993	$—	$—	$276,787,993
Air Freight & Logistics	117,213,209	—	—	117,213,209
Banks	94,604,032	—	—	94,604,032
Beverages	194,361,758	82,229,049	—	276,590,807
Biotechnology	73,026,631	—	—	73,026,631
Capital Markets	60,994,473	—	—	60,994,473
Chemicals	137,708,530	—	—	137,708,530
Consumer Finance	70,843,889	—	—	70,843,889
Energy Equipment & Services	80,033,229	—	—	80,033,229
Equity Real Estate Investment Trusts	154,569,654	—	—	154,569,654
Food & Staples Retailing	296,000,773	—	—	296,000,773
Health Care Equipment & Supplies	99,662,808	—	—	99,662,808
Health Care Providers & Services	279,439,488	—	—	279,439,488
Hotels, Restaurants & Leisure	81,916,586	—	—	81,916,586
Household Products	147,093,799	—	—	147,093,799
Industrial Conglomerates	90,539,440	—	—	90,539,440
Insurance	199,818,234	—	—	199,818,234
IT Services	305,406,199	—	—	305,406,199
Media	62,011,734	—	—	62,011,734
Oil, Gas & Consumable Fuels	82,496,737	—	—	82,496,737
Pharmaceuticals	174,020,050	45,746,544	—	219,766,594
Road & Rail	197,872,724	—	—	197,872,724
Software	144,233,713	—	—	144,233,713
Specialty Retail	173,507,816	—	—	173,507,816
Textiles, Apparel & Luxury Goods	215,550,668	—	—	215,550,668
Total Common Stocks	3,809,714,167	127,975,593	—	3,937,689,760
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	64,292,328	—	64,292,328
Total Securities Lending Reinvestments*	—	124,489,123	—	124,489,123
Total Investments	$3,809,714,167	$316,757,044	$0	$4,126,471,211

Collateral for Securities Loaned (Liability)	$—	$(124,484,409)	$—	$(124,484,409)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$4,126,471,211
Cash denominated in foreign currencies (c)	357,835
Receivable for:
Fund shares sold	498,583
Dividends and interest	7,539,688
Prepaid expenses	11,703

Total Assets	4,134,879,020
Liabilities
Collateral for securities loaned	124,484,409
Payables for:
Fund shares redeemed	1,911,051
Accrued Expenses:
Management fees	1,898,690
Distribution and service fees	247,997
Deferred trustees’ fees	177,879
Other expenses	347,023

Total Liabilities	129,067,049

Net Assets	$4,005,811,971

Net Assets Consist of:
Paid in surplus	$3,383,950,462
Undistributed net investment income	61,551,816
Accumulated net realized gain	134,677,066
Unrealized appreciation on investments and foreign currency transactions	425,632,627

Net Assets	$4,005,811,971

Net Assets
Class A	$2,538,169,561
Class B	691,842,057
Class E	775,800,353
Capital Shares Outstanding*
Class A	88,723,593
Class B	24,477,742
Class E	27,363,923
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.61
Class B	28.26
Class E	28.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $121,649,303.
(b)	Identified cost of investments was $3,700,712,157.
(c)	Identified cost of cash denominated in foreign currencies was $355,702.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$86,225,292
Interest	23,063
Securities lending income	678,671
Other income (b)	181,747

Total investment income	87,108,773
Expenses
Management fees	26,928,874
Administration fees	124,658
Custodian and accounting fees	200,097
Distribution and service fees—Class B	1,652,797
Distribution and service fees—Class E	1,198,643
Audit and tax services	53,836
Legal	33,511
Trustees’ fees and expenses	45,819
Shareholder reporting	243,063
Insurance	25,998
Miscellaneous	44,092

Total expenses	30,551,388
Less management fee waiver	(5,606,110)
Less broker commission recapture	(5,833)

Net expenses	24,939,445

Net Investment Income	62,169,328

Net Realized and Unrealized Gain
Net realized gain on:
Investments	143,254,475
Foreign currency transactions	19,844

Net realized gain	143,274,319

Net change in unrealized appreciation (depreciation) on:
Investments	54,634,448
Foreign currency transactions	(29,402)

Net change in unrealized appreciation	54,605,046

Net realized and unrealized gain	197,879,365

Net Increase in Net Assets From Operations	$260,048,693

(a)	Net of foreign withholding taxes of $590,506.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$62,169,328	$62,073,611
Net realized gain	143,274,319	170,115,385
Net change in unrealized appreciation (depreciation)	54,605,046	(144,588,195)

Increase in net assets from operations	260,048,693	87,600,801

From Distributions to Shareholders
Net investment income
Class A	(40,649,104)	(40,437,981)
Class B	(9,626,451)	(10,031,844)
Class E	(11,830,071)	(14,494,701)
Net realized capital gains
Class A	(111,016,460)	(777,894,919)
Class B	(30,747,876)	(226,707,477)
Class E	(35,932,458)	(307,031,634)

Total distributions	(239,802,420)	(1,376,598,556)

Increase in net assets from capital share transactions	431,856,519	844,497,747

Total increase (decrease) in net assets	452,102,792	(444,500,008)

Net Assets
Beginning of period	3,553,709,179	3,998,209,187

End of period	$4,005,811,971	$3,553,709,179

Undistributed net investment income
End of period	$61,551,816	$61,690,407

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	4,260,240	$124,462,208	401,489	$13,704,699
Shares issued through acquisition (a)	11,681,896	342,746,988	0	0
Reinvestments	5,503,105	151,665,564	29,122,167	818,332,900
Redemptions	(7,201,166)	(203,965,242)	(9,579,161)	(306,647,027)

Net increase	14,244,075	$414,909,518	19,944,495	$525,390,572

Class B
Sales	1,529,631	$43,299,317	328,723	$11,328,433
Shares issued through acquisition (a)	2,998,245	86,919,323	0	0
Reinvestments	1,480,540	40,374,327	8,509,681	236,739,321
Redemptions	(3,305,754)	(92,826,567)	(3,274,950)	(107,903,847)

Net increase	2,702,662	$77,766,400	5,563,454	$140,163,907

Class E
Sales	470,112	$13,192,817	350,956	$11,476,908
Reinvestments	1,746,984	47,762,529	11,532,509	321,526,335
Redemptions	(4,328,947)	(121,774,745)	(4,621,898)	(154,059,975)

Net increase (decrease)	(2,111,851)	$(60,819,399)	7,261,567	$178,943,268

Increase derived from capital shares transactions		$431,856,519		$844,497,747

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.38	$43.13	$42.97	$33.21	$29.67

Income (Loss) from Investment Operations
Net investment income (a)	0.48	0.58	0.72	0.28	0.48
Net realized and unrealized gain on investments	1.53	0.31	3.41	10.64	3.33

Total from investment operations	2.01	0.89	4.13	10.92	3.81

Less Distributions
Distributions from net investment income	(0.48)	(0.77)	(0.31)	(0.53)	(0.27)
Distributions from net realized capital gains	(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.78)	(15.64)	(3.97)	(1.16)	(0.27)

Net Asset Value, End of Period	$28.61	$28.38	$43.13	$42.97	$33.21

Total Return (%) (b)	7.34	2.40	10.63	33.70	12.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (c)(d)	0.58	0.58	0.59	0.67	0.68
Ratio of net investment income to average net assets (%)	1.70	1.72	1.74	0.74	1.50
Portfolio turnover rate (%)	32	25	105	11	16
Net assets, end of period (in millions)	$2,538.2	$2,113.5	$2,352.1	$2,391.0	$2,098.2

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.06	$42.79	$42.66	$32.98	$29.46

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.49	0.61	0.18	0.40
Net realized and unrealized gain on investments	1.50	0.31	3.38	10.57	3.31

Total from investment operations	1.91	0.80	3.99	10.75	3.71

Less Distributions
Distributions from net investment income	(0.41)	(0.66)	(0.20)	(0.44)	(0.19)
Distributions from net realized capital gains	(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.71)	(15.53)	(3.86)	(1.07)	(0.19)

Net Asset Value, End of Period	$28.26	$28.06	$42.79	$42.66	$32.98

Total Return (%) (b)	7.06	2.14	10.35	33.36	12.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.98	0.97	0.98
Net ratio of expenses to average net assets (%) (c)(d)	0.83	0.83	0.84	0.92	0.93
Ratio of net investment income to average net assets (%)	1.44	1.47	1.49	0.49	1.25
Portfolio turnover rate (%)	32	25	105	11	16
Net assets, end of period (in millions)	$691.8	$611.0	$693.7	$738.0	$638.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.13	$42.87	$42.74	$33.03	$29.51

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.53	0.65	0.22	0.43
Net realized and unrealized gain on investments	1.52	0.30	3.38	10.60	3.31

Total from investment operations	1.95	0.83	4.03	10.82	3.74

Less Distributions
Distributions from net investment income	(0.43)	(0.70)	(0.24)	(0.48)	(0.22)
Distributions from net realized capital gains	(1.30)	(14.87)	(3.66)	(0.63)	0.00

Total distributions	(1.73)	(15.57)	(3.90)	(1.11)	(0.22)

Net Asset Value, End of Period	$28.35	$28.13	$42.87	$42.74	$33.03

Total Return (%) (b)	7.15	2.27	10.45	33.53	12.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.88	0.87	0.88
Net ratio of expenses to average net assets (%) (c)(d)	0.73	0.73	0.74	0.82	0.83
Ratio of net investment income to average net assets (%)	1.54	1.57	1.59	0.59	1.34
Portfolio turnover rate (%)	32	25	105	11	16
Net assets, end of period (in millions)	$775.8	$829.2	$952.4	$1,032.7	$900.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the years ended December 31, 2016, 2015 and 2014. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-13

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-14

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, merger adjustments, adjustments to prior period accumulated balances, distribution re-designations, real estate investment in trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $64,292,328. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 70,504,977. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

MSF-15

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,215,138,242	$0	$1,333,107,109

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP that amounted to $1,987,469 in purchases and $1,147,409 in sales of investments, which are included above, and resulted in realized gains of $360,502.

With respect to the Portfolio’s merger with Pioneer Fund Portfolio (see Note 8) on April 29, 2016, the Portfolio acquired long-term securities with a cost of $379,709,359 that are not included in the above non-U.S. Government purchases value.

MSF-16

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$26,928,874	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period December 1, 2015 through April 30, 2016. Amounts waived for the year ended December 31, 2016 amounted to $4,393,169 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,212,941 was waived in the aggregate for the year ended December 31, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$70,580,396	$141,263,345	$169,222,024	$1,235,335,211	$239,802,420	$1,376,598,556

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$61,695,417	$151,767,807	$408,576,164	$—	$622,039,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $2,079,742,205, $598,612,281 and $818,724,006, respectively, acquired all of the assets and liabilities of Pioneer Fund Portfolio of the Met Investors Series Trust (“Pioneer Fund”).

The acquisition was accomplished by a tax-free exchange of 11,681,896 Class A shares of the Portfolio (valued at $342,746,988) for 37,657,033 Class A shares of Pioneer Fund and 2,998,245 Class B shares of the Portfolio (valued at $86,919,323) for 9,737,087 Class B shares of Pioneer Fund. Each shareholder of Pioneer Fund received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Pioneer Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Pioneer Fund. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Pioneer Fund’s net assets on April 29, 2016, were $342,746,988 and $86,919,323 for Class A and Class B shares, respectively, including investments valued at $429,706,208 with a cost basis of $417,385,987. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Pioneer Fund were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,926,744,803, which included $12,320,388 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net investment income	$63,902,224	(a)
Net realized and unrealized gain on investments	$200,724,550	(b)

Net increase in net assets from operations	$264,626,774

MSF-18

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Pioneer Fund that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$62,169,328 net investment income as reported at December 31, 2016, plus $1,584,300 from Pioneer Fund pre-merger net investment income, plus $130,479 in lower net advisory fees, plus $18,117 of pro-forma eliminated other expenses.
(b)	$425,632,627 unrealized appreciation as reported at December 31, 2016, minus $454,921,890 pro-forma December 31, 2015 unrealized appreciation, plus $143,274,319 net realized gain as reported at December 31 2016, plus $86,739,494 in net realized gain from Pioneer Fund pre-merger.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Wellington Core Equity Opportunities Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-24

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-25

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Met/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2016. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board considered that the Portfolio’s actual management fees were below the medians for the Expense Universe and Sub-advised Expense Universe, and equal to the median for Expense Group. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

Met/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class A and B share of the MetLife Asset Allocation 20 Portfolio returned 4.76% and 4.53%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 3.01%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 20 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Conservative Index. While expenses, weak security selection within the underlying equity portfolios, and an underweight to small cap weighed on relative performance, an overweight to U.S. bonds versus cash, an overweight to high yield bonds, and a strong equity value tilt more than offset the negative impact.

The fixed income portfolio in aggregate contributed positively to the Asset Allocation 20 Portfolio’s relative performance as a result of better sector positioning versus the overall benchmark. At the individual portfolio level, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its respective benchmark by a wide margin. The Portfolio benefitted greatly from an overweight to high yield and emerging market debt as well as more favorable yield curve positioning. Another strong performer was the Met/Franklin Low Duration Total Return Portfolio which benefitted from exposures to corporate loans, high yield corporate credit, non-agency residential mortgage-backed securities, Treasury inflation protected securities, and commercial mortgage-backed securities. The PIMCO Inflation Protected Bond Portfolio also outperformed its benchmark, primarily because the Portfolio correctly positioned for a higher than expected inflation rate as inflation expectations rose, and as a result of exposure to U.K. real rates as rates fell across the curve post-Brexit. Despite outperforming its benchmark by almost 15% during the last six months of the year, the Met/Templeton International Bond

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio ended up slightly underperforming its benchmark for the year. The biggest impact on relative performance was the Portfolio’s very defensive exposure to interest rates which was a large detractor from performance during the first half of the year as rates fell, but an almost equally large contributor to performance during the second half of the year as rates rose. Finally, the Portfolio’s significant overweight to high yield bonds was a strong contributor to the Asset Allocation 20 Portfolio’s relative performance. This was despite the BlackRock High Yield Portfolio underperforming its benchmark by the widest margin of any of the fixed income funds utilized. The main detractor to relative performance came from an underweight to Oil Field Services as names within the sector rallied strongly as energy prices stabilized.

Contribution from the domestic equity portfolios to relative performance was minimal, as a beneficial value tilt generally was outweighed by poor stock selection in most of the underlying portfolios. The BlackRock Large Cap Value Portfolio was able to outperform its benchmark, primarily as a result of an overweight to and selection within Financials, as well as strong stock selection in Energy and Healthcare. The Met/Artisan Mid Cap Value Portfolio also managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities, and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Healthcare was a strong headwind across all portfolios as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were punished severely in the first six months of the year and didn’t recover enough during the latter six months of the year to make it back to positive territory.

The international equity portfolios produced mixed results. The Harris Oakmark International Portfolio was a strong performer for the year, mostly as a result strong stock selection within the Basic Materials sector and an overweight to, and strong selection within, the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio, which significantly underperformed its benchmark as a result of poor stock selection.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 20 Portfolio
Class A	4.76	4.61	4.60
Class B	4.53	4.33	4.34
Dow Jones Conservative Index	3.01	2.60	4.04

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.5
PIMCO Total Return Portfolio (Class A)	12.1
TCW Core Fixed Income Portfolio (Class A)	10.5
JPMorgan Core Bond Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	5.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
Met/Eaton Vance Floating Rate Portfolio (Class A)	2.0
MFS Value Portfolio (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)(b)	Actual	0.60%	$1,000.00	$1,008.50	$3.03
	Hypothetical*	0.60%	$1,000.00	$1,022.12	$3.05

Class B(a)(b)	Actual	0.85%	$1,000.00	$1,007.60	$4.29
	Hypothetical*	0.85%	$1,000.00	$1,020.86	$4.32

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	661,879	$6,658,500
BlackRock Bond Income Portfolio (Class A) (a)	787,557	83,473,208
BlackRock Capital Appreciation Portfolio (Class A) (a)	197,346	6,557,809
BlackRock High Yield Portfolio (Class A) (b)	433,169	3,326,735
BlackRock Large Cap Value Portfolio (Class A) (a)	725,111	6,547,754
Clarion Global Real Estate Portfolio (Class A) (b)	288,726	3,360,766
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	142,121	1,647,183
Harris Oakmark International Portfolio (Class A) (b)	629,071	8,291,151
Invesco Comstock Portfolio (Class A) (b)	894,533	13,113,857
Jennison Growth Portfolio (Class A) (a)	495,327	6,563,089
JPMorgan Core Bond Portfolio (Class A) (b)	6,203,505	63,399,826
JPMorgan Small Cap Value Portfolio (Class A) (b)	181,142	3,280,476
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	186,252	1,674,408
Met/Artisan International Portfolio (Class A) (b)	767,229	6,644,200
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	7,101	1,642,378
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,285,174	13,301,554
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	3,457,751	33,263,567
Met/Templeton International Bond Portfolio (Class A) (b)	988,415	9,923,684
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	460,954	13,187,898
Met/Wellington Large Cap Research Portfolio (Class A) (b)	477,174	6,570,685
MetLife Small Cap Value Portfolio (Class A) (b)	206,539	3,292,236
MFS Research International Portfolio (Class A) (b)	492,518	4,999,058
MFS Value Portfolio (Class A) (a)	861,713	13,192,829
Neuberger Berman Genesis Portfolio (Class A) (a)	307,998	6,584,989

Affiliated Investment Companies—(Continued)
Oppenheimer Global Equity Portfolio (Class A) (b)	85,688	1,652,071
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	6,153,224	60,117,003
PIMCO Total Return Portfolio (Class A) (b)	7,089,721	80,255,640
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	324,859	6,555,663
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	389,228	13,159,791
TCW Core Fixed Income Portfolio (Class A) (b)	6,943,584	70,130,198
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,990,650	26,654,806
Western Asset Management U.S. Government Portfolio (Class A) (a)	7,389,795	86,756,193

Total Mutual Funds (Cost $680,931,111)		665,779,205

Total Investments—100.0% (Cost $680,931,111) (d)		665,779,205
Other assets and liabilities (net)—0.0%		(305,253)

Net Assets—100.0%		$665,473,952

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $686,761,814. The aggregate unrealized appreciation and depreciation of investments were $7,791,484 and $(28,774,093), respectively, resulting in net unrealized depreciation of $(20,982,609) for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$665,779,205	$—	$—	$665,779,205
Total Investments	$665,779,205	$—	$—	$665,779,205

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated investments at value (a)	$665,779,205
Receivable for:
Investments sold	71,833
Fund shares sold	146,632
Due from investment adviser	21,399

Total Assets	666,019,069
Liabilities
Payables for:
Fund shares redeemed	218,465
Accrued Expenses:
Management fees	53,173
Distribution and service fees	133,187
Deferred trustees’ fees	92,334
Other expenses	47,958

Total Liabilities	545,117

Net Assets	$665,473,952

Net Assets Consist of:
Paid in surplus	$663,165,796
Undistributed net investment income	13,137,120
Accumulated net realized gain	4,322,942
Unrealized depreciation on affiliated investments	(15,151,906)

Net Assets	$665,473,952

Net Assets
Class A	$41,229,844
Class B	624,244,108
Capital Shares Outstanding*
Class A	3,856,547
Class B	58,865,543
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.69
Class B	10.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $680,931,111.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$15,072,171
Interest	865
Other income (a)	834

Total investment income	15,073,870
Expenses
Management fees	642,351
Administration fees	22,191
Custodian and accounting fees	27,753
Distribution and service fees—Class B	1,611,131
Audit and tax services	31,146
Legal	33,032
Trustees’ fees and expenses	45,247
Miscellaneous	8,188

Total expenses	2,421,039
Less expenses reimbursed by the Adviser	(120,106)

Net expenses	2,300,933

Net Investment Income	12,772,937

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(181,948)
Capital gain distributions from Affiliated Underlying Portfolios	9,208,803

Net realized gain	9,026,855

Net change in unrealized appreciation on affiliated investments	9,432,216

Net realized and unrealized gain	18,459,071

Net Increase in Net Assets From Operations	$31,232,008

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,772,937	$20,059,942
Net realized gain	9,026,855	24,704,372
Net change in unrealized appreciation (depreciation)	9,432,216	(47,782,427)

Increase (decrease) in net assets from operations	31,232,008	(3,018,113)

From Distributions to Shareholders
Net investment income
Class A	(1,595,816)	(1,170,030)
Class B	(20,821,731)	(13,237,836)
Net realized capital gains
Class A	(1,533,963)	(1,562,919)
Class B	(21,575,721)	(19,884,218)

Total distributions	(45,527,231)	(35,855,003)

Increase (decrease) in net assets from capital share transactions	16,951,400	(2,015,259)

Total increase (decrease) in net assets	2,656,177	(40,888,375)

Net Assets
Beginning of period	662,817,775	703,706,150

End of period	$665,473,952	$662,817,775

Undistributed net investment income
End of period	$13,137,120	$22,243,093

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	309,240	$3,347,808	522,688	$5,983,411
Reinvestments	297,508	3,129,779	245,990	2,732,949
Redemptions	(1,090,132)	(11,786,694)	(747,765)	(8,472,736)

Net increase (decrease)	(483,384)	$(5,309,107)	20,913	$243,624

Class B
Sales	10,480,652	$112,771,940	8,734,073	$97,554,725
Reinvestments	4,057,172	42,397,452	3,000,186	33,122,054
Redemptions	(12,373,645)	(132,908,885)	(11,835,805)	(132,935,662)

Net increase (decrease)	2,164,179	$22,260,507	(101,546)	$(2,258,883)

Increase (decrease) derived from capital shares transactions		$16,951,400		$(2,015,259)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.94	$11.59	$12.05	$11.94	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.36	0.25	0.33	0.30
Net realized and unrealized gain (loss) on investments	0.28	(0.38)	0.29	0.20	0.77

Total from investment operations	0.51	(0.02)	0.54	0.53	1.07

Less Distributions
Distributions from net investment income	(0.39)	(0.27)	(0.50)	(0.36)	(0.41)
Distributions from net realized capital gains	(0.37)	(0.36)	(0.50)	(0.06)	(0.32)

Total distributions	(0.76)	(0.63)	(1.00)	(0.42)	(0.73)

Net Asset Value, End of Period	$10.69	$10.94	$11.59	$12.05	$11.94

Total Return (%) (b)	4.76	(0.23)	4.73	4.50	9.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.12	0.11	0.12	0.11	0.11
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.15	3.20	2.17	2.73	2.58
Portfolio turnover rate (%)	14	21	16	18	9
Net assets, end of period (in millions)	$41.2	$47.5	$50.1	$50.5	$54.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.85	$11.51	$11.97	$11.86	$11.53

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.33	0.22	0.29	0.27
Net realized and unrealized gain (loss) on investments	0.28	(0.39)	0.28	0.22	0.76

Total from investment operations	0.48	(0.06)	0.50	0.51	1.03

Less Distributions
Distributions from net investment income	(0.36)	(0.24)	(0.46)	(0.34)	(0.38)
Distributions from net realized capital gains	(0.37)	(0.36)	(0.50)	(0.06)	(0.32)

Total distributions	(0.73)	(0.60)	(0.96)	(0.40)	(0.70)

Net Asset Value, End of Period	$10.60	$10.85	$11.51	$11.97	$11.86

Total Return (%) (b)	4.53	(0.59)	4.47	4.29	9.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.37	0.36	0.37	0.36	0.36
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	1.83	2.89	1.89	2.49	2.35
Portfolio turnover rate (%)	14	21	16	18	9
Net assets, end of period (in millions)	$624.2	$615.4	$653.6	$653.8	$723.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$99,685,132	$0	$106,269,247

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$642,351	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from May 1, 2016 to April 30, 2017, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2015 to April 30, 2016 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2016, the amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	676,030	206,969	(221,120)	661,879
BlackRock Bond Income	751,851	88,601	(52,895)	787,557
BlackRock Capital Appreciation	180,539	72,184	(55,377)	197,346

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
BlackRock High Yield	455,067	66,781	(88,679)	433,169
BlackRock Large Cap Value	781,037	296,053	(351,979)	725,111
Clarion Global Real Estate	280,825	83,253	(75,352)	288,726
Goldman Sachs Mid Cap Value	293,121	73,468	(224,468)	142,121
Harris Oakmark International	487,931	426,011	(284,871)	629,071
Invesco Comstock	938,190	400,069	(443,726)	894,533
Jennison Growth	430,005	221,892	(156,570)	495,327
JPMorgan Core Bond	6,142,782	552,540	(491,817)	6,203,505
JPMorgan Small Cap Value	214,450	81,875	(115,183)	181,142
Lord Abbett Bond Debenture	284,299	54,886	(339,185)	—
Met/Aberdeen Emerging Markets Equity	199,885	59,308	(72,941)	186,252
Met/Artisan International	686,411	200,963	(120,145)	767,229
Met/Artisan Mid Cap Value	15,215	3,830	(11,944)	7,101
Met/Eaton Vance Floating Rate	1,347,339	128,214	(190,379)	1,285,174
Met/Franklin Low Duration Total Return	4,149,783	370,612	(1,062,644)	3,457,751
Met/Templeton International Bond	1,322,475	188,671	(522,731)	988,415
Met/Wellington Core Equity Opportunities	465,081	100,475	(104,602)	460,954
Met/Wellington Large Cap Research	472,534	153,922	(149,282)	477,174
MetLife Small Cap Value	256,341	76,275	(126,077)	206,539
MFS Research International	472,705	145,860	(126,047)	492,518
MFS Value	872,478	266,931	(277,696)	861,713
Neuberger Berman Genesis	359,440	85,241	(136,683)	307,998
Oppenheimer Global Equity	—	105,079	(19,391)	85,688
PIMCO Inflation Protected Bond	6,446,923	318,615	(612,314)	6,153,224
PIMCO Total Return	7,048,316	576,081	(534,676)	7,089,721
T. Rowe Price Large Cap Growth	290,773	133,789	(99,703)	324,859
T. Rowe Price Large Cap Value	387,245	143,323	(141,340)	389,228
TCW Core Fixed Income	6,349,046	1,034,711	(440,173)	6,943,584
Western Asset Management Strategic Bond Opportunities	1,847,566	396,547	(253,463)	1,990,650
Western Asset Management U.S. Government	7,266,635	673,595	(550,435)	7,389,795

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$349,569	$—	$112,447	$6,658,500
BlackRock Bond Income	155,864	—	2,763,710	83,473,208
BlackRock Capital Appreciation	423,380	618,669	—	6,557,809
BlackRock High Yield	(74,572)	1	235,138	3,326,735
BlackRock Large Cap Value	(314,198)	526,773	115,256	6,547,754
Clarion Global Real Estate	46,818	—	80,098	3,360,766
Goldman Sachs Mid Cap Value	(803,645)	131,729	19,158	1,647,183
Harris Oakmark International	(629,120)	579,670	206,882	8,291,151
Invesco Comstock	640,749	1,075,325	390,580	13,113,857
Jennison Growth	221,169	904,584	20,439	6,563,089
JPMorgan Core Bond	(54,760)	—	1,995,029	63,399,826
JPMorgan Small Cap Value	(70,862)	230,922	64,216	3,280,476
Lord Abbett Bond Debenture	(39,933)	—	230,095	—
Met/Aberdeen Emerging Markets Equity	(122,172)	—	21,183	1,674,408
Met/Artisan International	(89,948)	—	64,074	6,644,200
Met/Artisan Mid Cap Value	154,434	186,396	18,706	1,642,378
Met/Eaton Vance Floating Rate	35,759	—	577,739	13,301,554
Met/Franklin Low Duration Total Return	(337,150)	—	1,115,822	33,263,567
Met/Templeton International Bond	(1,258,698)	27,285	—	9,923,684
Met/Wellington Core Equity Opportunities	(350,938)	610,902	223,684	13,187,898
Met/Wellington Large Cap Research	95,843	455,332	167,395	6,570,685
MetLife Small Cap Value	(788,120)	91,306	44,904	3,292,236
MFS Research International	177,128	—	115,596	4,999,058
MFS Value	758,130	1,238,363	310,454	13,192,829
Neuberger Berman Genesis	1,009,532	—	32,455	6,584,989

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Oppenheimer Global Equity	$(4,821)	$86,322	$20,732	$1,652,071
PIMCO Inflation Protected Bond	(829,698)	—	—	60,117,003
PIMCO Total Return	(590,230)	—	2,322,635	80,255,640
T. Rowe Price Large Cap Growth	196,838	859,957	4,130	6,555,663
T. Rowe Price Large Cap Value	1,688,237	1,585,267	415,955	13,159,791
TCW Core Fixed Income	89,328	—	588,145	70,130,198
Western Asset Management Strategic Bond Opportunities	176,815	—	434,517	26,654,806
Western Asset Management U.S. Government	(42,676)	—	2,360,997	86,756,193

	$(181,948)	$9,208,803	$15,072,171	$665,779,205

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$22,479,670	$14,585,605	$23,047,561	$21,269,398	$45,527,231	$35,855,003

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$13,229,453	$10,153,647	$(20,982,609)	$—	$2,400,491

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 20 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 20 Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 20 Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 20 Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Conservative Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-22

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-23

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-24

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class A and B share of the MetLife Asset Allocation 40 Portfolio returned 6.33% and 6.09%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 5.65%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 40 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderately Conservative Index. While expenses, weak security selection within the underlying equity portfolios, and an underweight to small cap weighed on relative performance, an overweight to U.S. bonds versus cash, an overweight to high yield bonds, strong security selection within the international equity portfolios, and an overweight to natural resources more than offset the negative impact.

The fixed income portfolio in aggregate contributed positively to the Asset Allocation 40 Portfolio’s relative performance as a result of better sector positioning versus the overall benchmark. At the individual portfolio level, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its respective benchmark by a wide margin. The Portfolio benefitted greatly from an overweight to high yield and emerging market debt as well as more favorable yield curve positioning. Another strong performer was the Met/Franklin Low Duration Total Return Portfolio which benefitted from exposures to corporate loans, high yield corporate credit, non-agency residential mortgage-backed securities, Treasury inflation protected securities, and commercial mortgage-backed securities. The PIMCO Inflation Protected Bond Portfolio also outperformed its benchmark, primarily because the Portfolio correctly positioned for a higher than expected inflation rate as inflation expectations rose, and as a result of exposure to U.K. real rates as rates fell across the curve post-Brexit. Despite outperforming its benchmark by almost 15% during the last

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

six months of the year, the Met/Templeton International Bond Portfolio ended up slightly underperforming its benchmark for the year. The biggest impact on relative performance was the Portfolio’s very defensive exposure to interest rates which was a large detractor from performance during the first half of the year as rates fell, but an almost equally large contributor to performance during the second half of the year as rates rose. Finally, the Portfolio’s significant overweight to high yield bonds was a strong contributor to the Asset Allocation 40 Portfolio’s relative performance. This was despite the BlackRock High Yield Portfolio underperforming its benchmark by the widest margin of any of the fixed income funds utilized. The main detractor to relative performance came from an underweight to Oil Field Services as names within the sector rallied strongly as energy prices stabilized.

Contribution from the domestic equity portfolios to relative performance was minimal, as a beneficial value tilt generally was outweighed by poor stock selection in most of the underlying portfolios. The BlackRock Large Cap Value Portfolio was able to outperform its benchmark, primarily as a result of an overweight to and selection within Financials, as well as strong stock selection in Energy and Healthcare. The Met/Artisan Mid Cap Value Portfolio also managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities, and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Healthcare was a strong headwind across all portfolios as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were punished severely in the first six months of the year and didn’t recover enough during the latter six months of the year to make it back to positive territory. Within the small cap space, only the Invesco Small Cap Growth Portfolio was able to beat its benchmark. While the Portfolio’s asset allocation was a drag on relative performance, strong security selection within Healthcare and Energy more than outweighed the negative impact.

The international equity portfolios overall provided favorable relative returns. The Van Eck Global Natural Resources Portfolio delivered the biggest absolute return and the biggest relative outperformance of all the portfolios in the Asset Allocation 40 Portfolio as commodity prices rebounded strongly over the year. The Portfolio’s relative outperformance was driven by overweights to and strong selection within Diversified Metals & Mining, Oil & Gas Drilling, and Copper. The Harris Oakmark International Portfolio was another strong performer for the year, mostly as a result strong stock selection within the Basic Materials sector and an overweight to, and strong selection within, the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio, which significantly underperformed its benchmark as a result of poor stock selection.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 40 Portfolio
Class A	6.33	6.63	4.80
Class B	6.09	6.37	4.54
Dow Jones Moderately Conservative Index	5.65	5.11	4.58

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Total Return Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	8.0
JPMorgan Core Bond Portfolio (Class A)	7.0
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
Met/Wellington Core Equity Opportunities Portfolio (Class A)	3.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
MFS Value Portfolio (Class A)	3.5
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.61%	$1,000.00	$1,029.90	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

Class B(a)	Actual	0.86%	$1,000.00	$1,028.30	$4.38
	Hypothetical*	0.86%	$1,000.00	$1,020.81	$4.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	13,277,655	$133,573,209
BlackRock Bond Income Portfolio (Class A) (a)	6,090,927	645,577,309
BlackRock Capital Appreciation Portfolio (Class A) (a)	4,103,684	136,365,415
BlackRock High Yield Portfolio (Class A) (b)	4,499,866	34,558,974
BlackRock Large Cap Value Portfolio (Class A) (a)	15,227,343	137,502,904
Clarion Global Real Estate Portfolio (Class A) (b)	4,178,592	48,638,817
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,572,230	102,855,403
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,486,067	17,223,519
Harris Oakmark International Portfolio (Class A) (b)	14,413,767	189,973,451
Invesco Comstock Portfolio (Class A) (b)	14,100,853	206,718,506
Invesco Small Cap Growth Portfolio (Class A) (b)	6,236,306	85,686,849
Jennison Growth Portfolio (Class A) (a)	7,758,597	102,801,414
JPMorgan Core Bond Portfolio (Class A) (b)	46,391,317	474,119,258
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,857,968	51,757,801
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	7,242,100	65,106,482
Met/Artisan International Portfolio (Class A) (b)	9,350,429	80,974,716
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	74,324	17,189,729
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	13,343,516	138,105,389
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	21,515,284	206,977,028
Met/Templeton International Bond Portfolio (Class A) (b)	17,190,819	172,595,819
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	9,019,222	258,039,946
Met/Wellington Large Cap Research Portfolio (Class A) (b)	11,232,851	154,676,356
MetLife Small Cap Value Portfolio (Class A) (b)	4,331,731	69,047,792
MFS Research International Portfolio (Class A) (b)	10,085,332	102,366,120
MFS Value Portfolio (Class A) (a)	15,757,143	241,241,854

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	2,418,404	51,705,471
Oppenheimer Global Equity Portfolio (Class A) (b)	3,570,922	68,847,375
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	41,783,301	408,222,848
PIMCO Total Return Portfolio (Class A) (b)	54,115,005	612,581,861
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	6,790,138	137,024,982
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,131,774	241,125,272
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,302,610	34,248,063
TCW Core Fixed Income Portfolio (Class A) (b)	53,765,765	543,034,223
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,193,723	67,263,829
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	18,019,032	241,274,845
Western Asset Management U.S. Government Portfolio (Class A) (a)	46,351,655	544,168,434

Total Mutual Funds (Cost $6,794,027,749)		6,823,171,263

Total Investments—100.0% (Cost $6,794,027,749) (d)		6,823,171,263
Other assets and liabilities (net)—0.0%		(1,990,745)

Net Assets—100.0%		$6,821,180,518

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $6,837,041,315. The aggregate unrealized appreciation and depreciation of investments were $216,657,925 and $(230,527,977), respectively, resulting in net unrealized depreciation of $(13,870,052) for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$6,823,171,263	$—	$—	$6,823,171,263
Total Investments	$6,823,171,263	$—	$—	$6,823,171,263

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated investments at value (a)	$6,823,171,263
Receivable for:
Investments sold	3,819,850
Fund shares sold	128,340

Total Assets	6,827,119,453
Liabilities
Payables for:
Fund shares redeemed	3,948,190
Accrued Expenses:
Management fees	322,147
Distribution and service fees	1,432,053
Deferred trustees’ fees	188,342
Other expenses	48,203

Total Liabilities	5,938,935

Net Assets	$6,821,180,518

Net Assets Consist of:
Paid in surplus	$6,498,491,745
Undistributed net investment income	131,160,495
Accumulated net realized gain	162,384,764
Unrealized appreciation on affiliated investments	29,143,514

Net Assets	$6,821,180,518

Net Assets
Class A	$90,985,993
Class B	6,730,194,525
Capital Shares Outstanding*
Class A	8,009,613
Class B	598,463,093
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.36
Class B	11.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,794,027,749.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from Affiliated Underlying Portfolios	$141,574,169
Interest	865
Other income (a)	22,738

Total investment income	141,597,772
Expenses
Management fees	3,890,199
Administration fees	22,191
Custodian and accounting fees	27,753
Distribution and service fees—Class B	17,328,511
Audit and tax services	31,263
Legal	33,028
Trustees’ fees and expenses	45,247
Miscellaneous	14,501

Total expenses	21,392,693

Net Investment Income	120,205,079

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	25,617,015
Capital gain distributions from Affiliated Underlying Portfolios	190,208,170

Net realized gain	215,825,185

Net change in unrealized appreciation on affiliated investments	75,487,126

Net realized and unrealized gain	291,312,311

Net Increase in Net Assets From Operations	$411,517,390

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$120,205,079	$207,492,901
Net realized gain	215,825,185	510,606,763
Net change in unrealized appreciation (depreciation)	75,487,126	(781,991,413)

Increase (decrease) in net assets from operations	411,517,390	(63,891,749)

From Distributions to Shareholders
Net investment income
Class A	(3,752,608)	(518,211)
Class B	(245,962,542)	(21,482,236)
Net realized capital gains
Class A	(6,398,157)	(5,972,166)
Class B	(452,755,406)	(431,486,058)

Total distributions	(708,868,713)	(459,458,671)

Decrease in net assets from capital share transactions	(136,732,186)	(638,557,857)

Total decrease in net assets	(434,083,509)	(1,161,908,277)

Net Assets
Beginning of period	7,255,264,027	8,417,172,304

End of period	$6,821,180,518	$7,255,264,027

Undistributed net investment income
End of period	$131,160,495	$249,313,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	640,434	$7,395,624	849,812	$10,598,533
Reinvestments	927,011	10,150,765	528,532	6,490,377
Redemptions	(2,181,467)	(25,122,906)	(1,615,348)	(20,139,971)

Net decrease	(614,022)	$(7,576,517)	(237,004)	$(3,051,061)

Class B
Sales	7,093,454	$81,278,867	7,961,364	$98,018,022
Reinvestments	64,397,968	698,717,948	37,189,515	452,968,294
Redemptions	(79,694,568)	(909,152,484)	(95,699,293)	(1,186,493,112)

Net decrease	(8,203,146)	$(129,155,669)	(50,548,414)	$(635,506,796)

Decrease derived from capital shares transactions		$(136,732,186)		$(638,557,857)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.90	$12.74	$12.99	$12.14	$11.25

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.36	0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.48	(0.44)	0.40	1.04	1.02

Total from investment operations	0.71	(0.08)	0.64	1.33	1.30

Less Distributions
Distributions from net investment income	(0.46)	(0.06)	(0.41)	(0.35)	(0.37)
Distributions from net realized capital gains	(0.79)	(0.70)	(0.48)	(0.13)	(0.04)

Total distributions	(1.25)	(0.76)	(0.89)	(0.48)	(0.41)

Net Asset Value, End of Period	$11.36	$11.90	$12.74	$12.99	$12.14

Total Return (%) (b)	6.33	(0.78)	5.16	11.20	11.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	1.97	2.85	1.92	2.31	2.37
Portfolio turnover rate (%)	8	16	15	15	10
Net assets, end of period (in millions)	$91.0	$102.6	$112.9	$107.7	$97.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.79	$12.64	$12.89	$12.05	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.32	0.03	0.26	0.25
Net realized and unrealized gain (loss) on investments	0.49	(0.43)	0.57	1.03	1.01

Total from investment operations	0.68	(0.11)	0.60	1.29	1.26

Less Distributions
Distributions from net investment income	(0.43)	(0.04)	(0.37)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.79)	(0.70)	(0.48)	(0.13)	(0.04)

Total distributions	(1.22)	(0.74)	(0.85)	(0.45)	(0.38)

Net Asset Value, End of Period	$11.25	$11.79	$12.64	$12.89	$12.05

Total Return (%) (b)	6.09	(1.07)	4.93	10.92	11.46

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	1.71	2.62	0.21	2.10	2.16
Portfolio turnover rate (%)	8	16	15	15	10
Net assets, end of period (in millions)	$6,730.2	$7,152.6	$8,304.3	$1,678.4	$1,618.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$562,199,344	$0	$1,097,486,044

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$3,890,199	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	14,833,137	551,073	(2,106,555)	13,277,655
BlackRock Bond Income	6,216,855	399,794	(525,722)	6,090,927
BlackRock Capital Appreciation	3,979,383	485,893	(361,592)	4,103,684
BlackRock High Yield	5,014,395	340,246	(854,775)	4,499,866
BlackRock Large Cap Value	17,051,891	2,030,000	(3,854,548)	15,227,343
Clarion Global Real Estate	4,637,940	109,658	(569,006)	4,178,592
ClearBridge Aggressive Growth	7,054,379	252,994	(735,143)	6,572,230
Goldman Sachs Mid Cap Value	3,171,594	269,825	(1,955,352)	1,486,067
Harris Oakmark International	13,076,802	3,435,462	(2,098,497)	14,413,767
Invesco Comstock	15,402,207	2,276,023	(3,577,377)	14,100,853
Invesco Small Cap Growth	7,136,912	1,515,083	(2,415,689)	6,236,306
Jennison Growth	7,107,683	1,342,127	(691,213)	7,758,597
JPMorgan Core Bond	49,911,714	1,581,729	(5,102,126)	46,391,317
JPMorgan Small Cap Value	4,650,429	509,987	(2,302,448)	2,857,968
Lord Abbett Bond Debenture	3,143,685	213,981	(3,357,666)	—
Met/Aberdeen Emerging Markets Equity	8,223,175	902,014	(1,883,089)	7,242,100
Met/Artisan International	9,398,029	132,224	(179,824)	9,350,429
Met/Artisan Mid Cap Value	165,677	15,171	(106,524)	74,324
Met/Eaton Vance Floating Rate	14,870,719	600,653	(2,127,856)	13,343,516
Met/Franklin Low Duration Total Return	30,509,837	731,074	(9,725,627)	21,515,284
Met/Templeton International Bond	21,948,523	64,699	(4,822,403)	17,190,819
Met/Wellington Core Equity Opportunities	8,963,882	905,223	(849,883)	9,019,222
Met/Wellington Large Cap Research	10,408,233	1,956,314	(1,131,696)	11,232,851
MetLife Small Cap Value	5,584,381	463,300	(1,715,950)	4,331,731

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
MFS Research International	10,221,149	563,142	(698,959)	10,085,332
MFS Value	16,828,609	1,984,400	(3,055,866)	15,757,143
Neuberger Berman Genesis	3,932,809	111,691	(1,626,096)	2,418,404
Oppenheimer Global Equity	1,769,503	2,069,203	(267,784)	3,570,922
PIMCO Inflation Protected Bond	47,383,678	17,133	(5,617,510)	41,783,301
PIMCO Total Return	58,276,542	1,603,814	(5,765,351)	54,115,005
T. Rowe Price Large Cap Growth	6,400,709	1,094,267	(704,838)	6,790,138
T. Rowe Price Large Cap Value	7,460,847	1,197,416	(1,526,489)	7,131,774
T. Rowe Price Mid Cap Growth	3,197,413	545,614	(440,417)	3,302,610
TCW Core Fixed Income	51,581,213	6,421,743	(4,237,191)	53,765,765
Van Eck Global Natural Resources	7,773,717	2,148,562	(3,728,556)	6,193,723
Western Asset Management Strategic Bond Opportunities	17,503,336	3,098,353	(2,582,657)	18,019,032
Western Asset Management U.S. Government	49,312,059	1,535,718	(4,496,122)	46,351,655

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$2,768,771	$—	$2,302,638	$133,573,209
BlackRock Bond Income	879,202	—	21,206,802	645,577,309
BlackRock Capital Appreciation	1,687,683	12,733,452	—	136,365,415
BlackRock High Yield	(592,282)	—	2,418,424	34,558,974
BlackRock Large Cap Value	(1,728,511)	10,833,525	2,370,331	137,502,904
Clarion Global Real Estate	1,254,237	—	1,229,211	48,638,817
ClearBridge Aggressive Growth	4,652,080	—	710,688	102,855,403
Goldman Sachs Mid Cap Value	(4,068,617)	1,358,479	197,569	17,223,519
Harris Oakmark International	1,431,819	12,409,067	4,428,729	189,973,451
Invesco Comstock	19,449,074	16,548,177	6,010,637	206,718,506
Invesco Small Cap Growth	1,779,937	15,639,334	—	85,686,849
Jennison Growth	1,213,782	13,859,298	313,163	102,801,414
JPMorgan Core Bond	(643,074)	—	15,053,294	474,119,258
JPMorgan Small Cap Value	(845,082)	3,578,425	995,105	51,757,801
Lord Abbett Bond Debenture	(148,570)	—	2,396,593	—
Met/Aberdeen Emerging Markets Equity	(2,467,380)	—	868,689	65,106,482
Met/Artisan International	(98,333)	—	817,714	80,974,716
Met/Artisan Mid Cap Value	6,220,883	1,919,410	192,617	17,189,729
Met/Eaton Vance Floating Rate	143,379	—	5,930,935	138,105,389
Met/Franklin Low Duration Total Return	(3,053,206)	—	6,880,267	206,977,028
Met/Templeton International Bond	(3,700,067)	465,639	—	172,595,819
Met/Wellington Core Equity Opportunities	(2,058,647)	11,487,152	4,206,065	258,039,946
Met/Wellington Large Cap Research	815,318	10,364,627	3,810,361	154,676,356
MetLife Small Cap Value	(2,381,557)	1,884,930	927,014	69,047,792
MFS Research International	(120,495)	—	2,370,207	102,366,120
MFS Value	12,574,621	22,324,716	5,596,726	241,241,854
Neuberger Berman Genesis	9,927,188	—	251,389	51,705,471
Oppenheimer Global Equity	(166,876)	3,461,724	831,388	68,847,375
PIMCO Inflation Protected Bond	(6,283,107)	—	—	408,222,848
PIMCO Total Return	(7,037,338)	—	17,852,502	612,581,861
T. Rowe Price Large Cap Growth	2,819,910	17,662,604	84,822	137,024,982
T. Rowe Price Large Cap Value	15,410,498	28,562,401	7,494,406	241,125,272
T. Rowe Price Mid Cap Growth	296,564	5,115,210	—	34,248,063
TCW Core Fixed Income	585,380	—	4,522,229	543,034,223
Van Eck Global Natural Resources	(22,772,248)	—	576,718	67,263,829
Western Asset Management Strategic Bond Opportunities	(678,547)	—	3,909,013	241,274,845
Western Asset Management U.S. Government	550,626	—	14,817,923	544,168,434

	$25,617,015	$190,208,170	$141,574,169	$6,823,171,263

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$251,467,645	$25,111,814	$457,401,068	$434,346,857	$708,868,713	$459,458,671

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$131,370,425	$205,376,743	$(13,870,054)	$—	$322,877,114

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 40 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 40 Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 40 Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 40 Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. In addition, the Board noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Conservative Index, for the three- and five-year periods ended October 31, 2016, and underperformed its other benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-22

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-23

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-24

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class A and B share of the MetLife Asset Allocation 60 Portfolio returned 7.47% and 7.11%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 7.67%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 60 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve month period, the Portfolio underperformed the Dow Jones Moderate Index. While expenses, weak security selection within the underlying equity portfolios, and an underweight to small cap weighed on relative performance, an overweight to high yield bonds, strong security selection within the international equity portfolios, and an overweight to natural resources offset some of the negative impact.

The fixed income portfolios in aggregate contributed positively to the Asset Allocation 60 Portfolio’s relative performance as a result of better sector positioning versus the overall benchmark. At the individual portfolio level, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its respective benchmark by a wide margin. The Portfolio benefitted greatly from an overweight to high yield and emerging market debt as well as more favorable yield curve positioning. Another strong performer was the Met/Franklin Low Duration Total Return Portfolio which benefitted from exposures to corporate loans, high yield corporate credit, non-agency residential mortgage-backed securities, Treasury inflation protected securities, and commercial mortgage-backed securities. The PIMCO Inflation Protected Bond Portfolio also outperformed its benchmark, primarily because the Portfolio correctly positioned for a higher than expected inflation rate as inflation expectations rose, and as a result of exposure to U.K. real rates as rates fell across the curve post-Brexit. Despite outperforming its benchmark by almost 15% during the last

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

six months of the year, the Met/Templeton International Bond Portfolio ended up slightly underperforming its benchmark for the year. The biggest impact on relative performance was the Portfolio’s very defensive exposure to interest rates which was a large detractor from performance during the first half of the year as rates fell, but an almost equally large contributor to performance during the second half of the year as rates rose. Finally, the Portfolio’s significant overweight to high yield bonds was a strong contributor to the Asset Allocation 60 Portfolio’s relative performance. This was despite the BlackRock High Yield Portfolio underperforming its benchmark by the widest margin of any of the fixed income funds utilized. The main detractor to relative performance came from an underweight to Oil Field Services as names within the sector rallied strongly as energy prices stabilized.

Contribution from the domestic equity portfolios to relative performance was negative as performance was weighed down by poor stock selection in most of the underlying portfolios. The BlackRock Large Cap Value Portfolio was able to outperform its benchmark, primarily as a result of an overweight to and selection within Financials, as well as strong stock selection in Energy and Healthcare. The Met/Artisan Mid Cap Value Portfolio also managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities, and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Healthcare was a strong headwind across all portfolios, as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were punished severely in the first six months of the year, and didn’t recover enough during the latter six months of the year to make it back to positive territory. The Morgan Stanley Mid Cap Growth Portfolio significantly underperformed its benchmark. The main contributor to the poor performance was stock selection within the Financials, Healthcare, and Technology sectors. Within the small cap space, only the Invesco Small Cap Growth Portfolio was able to beat its benchmark. While the Portfolio’s asset allocation was a drag on relative performance, strong security selection within Healthcare and Energy more than outweighed the negative impact.

The international equity portfolios overall provided favorable relative returns. The Van Eck Global Natural Resources Portfolio delivered the biggest absolute return and the biggest relative outperformance of all the funds in the Asset Allocation 60 Portfolio as commodity prices rebounded strongly over the year. The Portfolio’s relative outperformance was driven by overweight to, and strong selection within, Diversified Metals & Mining, Oil & Gas Drilling, and Copper. The Harris Oakmark International Portfolio was another strong performer for the year, mostly as a result of strong stock selection within the Basic Materials sector and an overweight to, and strong selection within, the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio, which significantly underperformed its benchmark as a result of poor stock selection.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 60 Portfolio
Class A	7.47	8.50	4.82
Class B	7.11	8.22	4.55
Dow Jones Moderate Index	7.67	7.37	5.08

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.4
PIMCO Total Return Portfolio (Class A)	5.9
TCW Core Fixed Income Portfolio (Class A)	5.3
MFS Value Portfolio (Class A)	4.6
Met/Wellington Core Equity Opportunities Portfolio (Class A)	4.6
JPMorgan Core Bond Portfolio (Class A)	4.4
T. Rowe Price Large Cap Value Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	3.9
Invesco Comstock Portfolio (Class A)	3.6
BlackRock Large Cap Value Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.64%	$1,000.00	$1,047.20	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B(a)	Actual	0.89%	$1,000.00	$1,044.70	$4.57
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	34,374,118	$345,803,623
BlackRock Bond Income Portfolio (Class A) (a)	8,548,930	906,101,120
BlackRock Capital Appreciation Portfolio (Class A) (a)	12,669,965	421,022,938
BlackRock High Yield Portfolio (Class A) (b)	11,367,631	87,303,408
BlackRock Large Cap Value Portfolio (Class A) (a)	56,915,647	513,948,294
Clarion Global Real Estate Portfolio (Class A) (b)	17,363,812	202,114,774
ClearBridge Aggressive Growth Portfolio (Class A) (b)	29,906,151	468,031,271
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,154,171	36,556,838
Harris Oakmark International Portfolio (Class A) (b)	36,091,653	475,687,986
Invesco Comstock Portfolio (Class A) (b)	35,357,565	518,341,903
Invesco Small Cap Growth Portfolio (Class A) (b)	15,835,532	217,580,209
Jennison Growth Portfolio (Class A) (a)	37,630,435	498,603,269
JPMorgan Core Bond Portfolio (Class A) (b)	61,180,076	625,260,372
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,257,816	113,329,041
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	5,846,679	72,264,953
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	26,067,044	234,342,723
Met/Artisan International Portfolio (Class A) (b)	34,062,613	294,982,226
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	317,601	73,454,671
Met/Dimensional International Small Company Portfolio (Class A) (a)	11,346,986	142,631,619
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	27,844,011	288,185,518
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,623,117	284,974,385
Met/Templeton International Bond Portfolio (Class A) (b)	43,566,795	437,410,619
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	22,730,943	650,332,281
Met/Wellington Large Cap Research Portfolio (Class A) (b)	31,636,505	435,634,679
MetLife Small Cap Value Portfolio (Class A) (b)	9,433,377	150,368,030
MFS Research International Portfolio (Class A) (b)	27,787,660	282,044,745

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	42,957,290	657,676,105
Neuberger Berman Genesis Portfolio (Class A) (a)	6,907,441	147,681,089
Oppenheimer Global Equity Portfolio (Class A) (b)	7,478,956	144,194,264
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	42,858,192	418,724,531
PIMCO Total Return Portfolio (Class A) (b)	74,004,896	837,735,427
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	21,302,407	429,882,565
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,302,753	585,006,080
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	13,893,994	144,080,723
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	10,201,894	218,422,552
TCW Core Fixed Income Portfolio (Class A) (b)	74,418,648	751,628,347
Van Eck Global Natural Resources Portfolio (Class A) (a)	26,372,873	286,409,402
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	21,153,213	283,241,523
Western Asset Management U.S. Government Portfolio (Class A) (a)	47,552,995	558,272,166

Total Mutual Funds (Cost $13,937,196,985)		14,239,266,269

Total Investments—100.0% (Cost $13,937,196,985) (d)		14,239,266,269
Other assets and liabilities (net)—0.0%		(3,787,576)

Net Assets—100.0%		$14,235,478,693

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $14,040,988,943. The aggregate unrealized appreciation and depreciation of investments were $633,466,151 and $(435,188,825), respectively, resulting in net unrealized appreciation of $198,277,326 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$14,239,266,269	$—	$—	$14,239,266,269
Total Investments	$14,239,266,269	$—	$—	$14,239,266,269

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated investments at value (a)	$14,239,266,269
Receivable for:
Investments sold	4,390,759
Fund shares sold	1,353,264

Total Assets	14,245,010,292
Liabilities
Payables for:
Fund shares redeemed	5,744,023
Accrued Expenses:
Management fees	637,791
Distribution and service fees	2,959,550
Deferred trustees’ fees	140,338
Other expenses	49,897

Total Liabilities	9,531,599

Net Assets	$14,235,478,693

Net Assets Consist of:
Paid in surplus	$13,215,569,437
Undistributed net investment income	249,317,628
Accumulated net realized gain	468,522,344
Unrealized appreciation on affiliated investments	302,069,284

Net Assets	$14,235,478,693

Net Assets
Class A	$331,190,922
Class B	13,904,287,771
Capital Shares Outstanding*
Class A	28,169,016
Class B	1,189,038,200
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.76
Class B	11.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $13,937,196,985.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$261,447,324
Interest	865
Other income (a)	141,196

Total investment income	261,589,385
Expenses
Management fees	7,535,844
Administration fees	22,191
Custodian and accounting fees	27,753
Distribution and service fees—Class B	34,983,392
Audit and tax services	31,204
Legal	32,989
Trustees’ fees and expenses	45,247
Miscellaneous	22,768

Total expenses	42,701,388

Net Investment Income	218,887,997

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	46,373,609
Capital gain distributions from Affiliated Underlying Portfolios	583,015,071

Net realized gain	629,388,680

Net change in unrealized appreciation on affiliated investments	137,092,249

Net realized and unrealized gain	766,480,929

Net Increase in Net Assets From Operations	$985,368,926

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$218,887,997	$342,104,501
Net realized gain	629,388,680	1,441,615,565
Net change in unrealized appreciation (depreciation)	137,092,249	(1,947,867,438)

Increase (decrease) in net assets from operations	985,368,926	(164,147,372)

From Distributions to Shareholders
Net investment income
Class A	(11,103,260)	(2,574,394)
Class B	(440,630,708)	(82,914,174)
Net realized capital gains
Class A	(29,446,663)	(22,379,384)
Class B	(1,271,092,592)	(997,241,710)

Total distributions	(1,752,273,223)	(1,105,109,662)

Increase (decrease) in net assets from capital share transactions	282,510,317	(490,987,334)

Total decrease in net assets	(484,393,980)	(1,760,244,368)

Net Assets
Beginning of period	14,719,872,673	16,480,117,041

End of period	$14,235,478,693	$14,719,872,673

Undistributed net investment income
End of period	$249,317,628	$450,471,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,738,201	$20,624,999	2,093,319	$27,736,767
Reinvestments	3,640,029	40,549,923	1,909,241	24,953,778
Redemptions	(3,614,918)	(43,116,439)	(3,600,738)	(47,485,604)

Net increase	1,763,312	$18,058,483	401,822	$5,204,941

Class B
Sales	12,663,938	$150,563,373	14,904,548	$196,446,489
Reinvestments	154,348,359	1,711,723,300	82,961,281	1,080,155,884
Redemptions	(134,911,201)	(1,597,834,839)	(134,153,618)	(1,772,794,648)

Net increase (decrease)	32,101,096	$264,451,834	(36,287,789)	$(496,192,275)

Increase (decrease) derived from capital shares transactions		$282,510,317		$(490,987,334)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.50	$13.57	$13.74	$11.98	$10.83

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.32	0.21	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.63	(0.41)	0.48	1.89	1.21

Total from investment operations	0.84	(0.09)	0.69	2.14	1.44

Less Distributions
Distributions from net investment income	(0.43)	(0.10)	(0.32)	(0.28)	(0.29)
Distributions from net realized capital gains	(1.15)	(0.88)	(0.54)	(0.10)	0.00

Total distributions	(1.58)	(0.98)	(0.86)	(0.38)	(0.29)

Net Asset Value, End of Period	$11.76	$12.50	$13.57	$13.74	$11.98

Total Return (%) (b)	7.47	(0.99)	5.29	18.29	13.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	1.74	2.40	1.58	1.95	2.03
Portfolio turnover rate (%)	10	15	16	15	11
Net assets, end of period (in millions)	$331.2	$330.1	$353.0	$331.6	$274.8

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.44	$13.52	$13.69	$11.94	$10.79

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.28	0.05	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.62	(0.41)	0.61	1.88	1.20

Total from investment operations	0.80	(0.13)	0.66	2.10	1.41

Less Distributions
Distributions from net investment income	(0.40)	(0.07)	(0.29)	(0.25)	(0.26)
Distributions from net realized capital gains	(1.15)	(0.88)	(0.54)	(0.10)	0.00

Total distributions	(1.55)	(0.95)	(0.83)	(0.35)	(0.26)

Net Asset Value, End of Period	$11.69	$12.44	$13.52	$13.69	$11.94

Total Return (%) (b)	7.11	(1.27)	5.05	17.98	13.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.52	2.15	0.39	1.71	1.81
Portfolio turnover rate (%)	10	15	16	15	11
Net assets, end of period (in millions)	$13,904.3	$14,389.8	$16,127.1	$5,420.8	$4,800.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,381,421,824	$0	$2,049,399,868

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$7,535,844	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	37,579,213	646,931	(3,852,026)	34,374,118
BlackRock Bond Income	8,450,922	824,907	(726,899)	8,548,930
BlackRock Capital Appreciation	12,239,055	1,407,419	(976,509)	12,669,965
BlackRock High Yield	12,157,806	833,672	(1,623,847)	11,367,631
BlackRock Large Cap Value	60,520,848	6,030,542	(9,635,743)	56,915,647
Clarion Global Real Estate	19,027,930	446,481	(2,110,599)	17,363,812
ClearBridge Aggressive Growth	28,753,090	2,942,952	(1,789,891)	29,906,151
Goldman Sachs Mid Cap Value	6,424,892	416,803	(3,687,524)	3,154,171
Harris Oakmark International	31,785,933	7,484,467	(3,178,747)	36,091,653
Invesco Comstock	36,786,881	4,381,965	(5,811,281)	35,357,565
Invesco Small Cap Growth	16,864,369	3,387,073	(4,415,910)	15,835,532
Jennison Growth	34,055,978	5,980,304	(2,405,847)	37,630,435
JPMorgan Core Bond	65,401,734	2,358,687	(6,580,345)	61,180,076
JPMorgan Small Cap Value	9,538,284	733,800	(4,014,268)	6,257,816
Loomis Sayles Small Cap Growth	5,587,636	793,888	(534,845)	5,846,679
Lord Abbett Bond Debenture	8,946,551	610,812	(9,557,363)	—
Met/Aberdeen Emerging Markets Equity	29,047,732	2,655,226	(5,635,914)	26,067,044
Met/Artisan International	30,405,402	3,797,910	(140,699)	34,062,613
Met/Artisan Mid Cap Value	670,611	48,841	(401,851)	317,601
Met/Dimensional International Small Company	11,580,137	1,023,525	(1,256,676)	11,346,986
Met/Eaton Vance Floating Rate	30,190,747	1,220,767	(3,567,503)	27,844,011
Met/Franklin Low Duration Total Return	46,665,314	997,118	(18,039,315)	29,623,117
Met/Templeton International Bond	44,786,279	800,460	(2,019,944)	43,566,795
Met/Wellington Core Equity Opportunities	21,021,582	3,086,954	(1,377,593)	22,730,943
Met/Wellington Large Cap Research	26,688,876	6,897,950	(1,950,321)	31,636,505

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
MetLife Small Cap Value	14,320,914	599,208	(5,486,745)	9,433,377
MFS Research International	27,620,038	1,003,724	(836,102)	27,787,660
MFS Value	44,276,996	5,215,661	(6,535,367)	42,957,290
Neuberger Berman Genesis	10,092,568	37,514	(3,222,641)	6,907,441
Oppenheimer Global Equity	7,229,298	588,980	(339,322)	7,478,956
PIMCO Inflation Protected Bond	48,179,383	8,944	(5,330,135)	42,858,192
PIMCO Total Return	79,222,899	2,521,699	(7,739,702)	74,004,896
T. Rowe Price Large Cap Growth	19,742,591	3,103,931	(1,544,115)	21,302,407
T. Rowe Price Large Cap Value	17,481,846	2,802,730	(2,981,823)	17,302,753
T. Rowe Price Mid Cap Growth	13,117,456	2,132,494	(1,355,956)	13,893,994
T. Rowe Price Small Cap Growth	10,092,964	1,462,254	(1,353,324)	10,201,894
TCW Core Fixed Income	67,619,840	12,494,436	(5,695,628)	74,418,648
Van Eck Global Natural Resources	31,347,644	8,055,425	(13,030,196)	26,372,873
Western Asset Management Strategic Bond Opportunities	20,131,062	8,337,480	(7,315,329)	21,153,213
Western Asset Management U.S. Government	50,301,302	1,790,177	(4,538,484)	47,552,995

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$6,583,929	$—	$5,901,450	$345,803,623
BlackRock Bond Income	1,050,362	—	29,451,371	906,101,120
BlackRock Capital Appreciation	4,587,306	39,001,720	—	421,022,938
BlackRock High Yield	(1,270,898)	—	5,927,404	87,303,408
BlackRock Large Cap Value	(13,483,471)	39,003,262	8,533,754	513,948,294
Clarion Global Real Estate	6,250,855	—	5,019,352	202,114,774
ClearBridge Aggressive Growth	19,666,784	—	3,104,530	468,031,271
Goldman Sachs Mid Cap Value	(11,789,669)	2,799,199	407,099	36,556,838
Harris Oakmark International	89,702	29,778,968	10,627,952	475,687,986
Invesco Comstock	24,696,002	39,491,067	14,343,965	518,341,903
Invesco Small Cap Growth	(5,836,210)	38,929,310	—	217,580,209
Jennison Growth	2,279,103	65,649,827	1,483,417	498,603,269
JPMorgan Core Bond	(989,009)	—	19,630,242	625,260,372
JPMorgan Small Cap Value	(1,753,548)	7,397,311	2,057,080	113,329,041
Loomis Sayles Small Cap Growth	479,600	7,899,726	—	72,264,953
Lord Abbett Bond Debenture	(403,591)	—	6,841,094	—
Met/Aberdeen Emerging Markets Equity	25,487	—	3,132,446	234,342,723
Met/Artisan International	(95,098)	—	2,929,645	294,982,226
Met/Artisan Mid Cap Value	37,181,863	7,898,618	792,649	73,454,671
Met/Dimensional International Small Company	(4,446,701)	8,997,859	3,115,481	142,631,619
Met/Eaton Vance Floating Rate	73,716	—	12,071,985	288,185,518
Met/Franklin Low Duration Total Return	(5,561,475)	—	9,366,957	284,974,385
Met/Templeton International Bond	(389,760)	1,107,739	—	437,410,619
Met/Wellington Core Equity Opportunities	7,005,389	27,985,252	10,246,908	650,332,281
Met/Wellington Large Cap Research	1,434,823	28,059,029	10,315,377	435,634,679
MetLife Small Cap Value	(13,138,668)	3,902,821	1,919,420	150,368,030
MFS Research International	241,409	—	6,407,820	282,044,745
MFS Value	31,524,928	58,751,722	14,728,844	657,676,105
Neuberger Berman Genesis	19,664,176	—	692,920	147,681,089
Oppenheimer Global Equity	(220,480)	7,046,111	1,692,234	144,194,264
PIMCO Inflation Protected Bond	(4,670,972)	—	—	418,724,531
PIMCO Total Return	(4,452,022)	—	24,145,625	837,735,427
T. Rowe Price Large Cap Growth	5,932,139	53,851,738	258,616	429,882,565
T. Rowe Price Large Cap Value	36,631,286	66,880,936	17,548,695	585,006,080
T. Rowe Price Mid Cap Growth	768,470	20,995,331	—	144,080,723
T. Rowe Price Small Cap Growth	2,750,256	27,587,525	579,240	218,422,552
TCW Core Fixed Income	553,991	—	6,195,603	751,628,347
Van Eck Global Natural Resources	(86,860,840)	—	2,404,262	286,409,402
Western Asset Management Strategic Bond Opportunities	(8,550,000)	—	4,577,810	283,241,523
Western Asset Management U.S. Government	814,445	—	14,996,077	558,272,166

	$46,373,609	$583,015,071	$261,447,324	$14,239,266,269

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$456,253,652	$88,972,467	$1,296,019,571	$1,016,137,195	$1,752,273,223	$1,105,109,662

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$249,457,966	$572,314,305	$198,277,323	$—	$1,020,049,594

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 60 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 60 Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 60 Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements —(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 60 Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the three- and five-year periods ended October 31, 2016, and underperformed its other benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-22

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-23

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-24

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2016, the Class A and B share of the MetLife Asset Allocation 80 Portfolio returned 8.43% and 8.14%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 9.31%.

ECONOMIC AND MARKET REVIEW

Investors started off 2016 with a bit of a scare as market participants priced in a potential collapse of growth in China and a global recession. The markets are known for their desire to predict future outcomes, but the underlying economic factors had changed only marginally from the year prior. One of the biggest fears and conundrums that was extrapolated upon was the stubbornly low rate of inflation despite the supposedly inflationary activities conducted by central banks around the globe. As it turned out though, it was the supply factors that were the main driver behind falling commodity prices, not a drop in demand. As a result, the economic datasets continued to improve and investors with a longer term view and calm nerves were able to enjoy a strong rebound.

Investor nerves were tested once again by the end of June as the U.K. voted to leave the European Union (“Brexit”). Global markets, as measured by the MSCI ACWI Index, reacted sharply, dropping over 7% during the following two trading days, but the misery was short lived and losses were recouped within two weeks, with the seemingly devastating impact on the global economy of the Brexit all but forgotten.

As economic data continued to improve, so did the odds that the Federal Reserve (the “Fed”) was going to raise interest rates before the year was over. As with any addict being removed from stimulants, the market reacted negatively and the month of October and the first part of November delivered negative returns for all major equity and fixed income benchmarks. Then it was time for the presidential election which, to most, surprisingly was won by Donald Trump. Overnight, as it became clear that Trump would win, futures on the S&P 500 Index declined nearly 6% but by the time Trump had delivered his acceptance speech, the S&P 500 Index was up more than 1%, providing another example of extreme market movements based on sentiment.

For the remainder of the year, global developed equities enjoyed healthy gains led by U.S. stocks, as the market celebrated the prospects of fiscal stimulus via lower taxes and less regulation as a result of policies expected to be implemented by the new government. The dollar rallied strongly as well, causing a headwind for emerging market equities which ended the year on a negative note.

10-year U.S. Treasury rates finished the 2016 rollercoaster ride at 2.49%, slightly above the 2.24% at the beginning of the year, after having dropped to 1.37% by early July. The strong spike in rates after the election was a result of the Fed’s expected second rate hike in a decade, and their intention of raising rates further in 2017. In addition, there was upward pressure on longer-term rates from the perceived expansionary fiscal policies about to be implemented, which are expected to lead to higher inflation and higher levels of government debt in the U.S.

In summary, 2016 was marked by a year of significant political change, the perceived beginning of a rising interest rate environment, a U.S. equity market reaching new highs with Energy and Financial sectors as the new leaders and the Healthcare sector the laggard, a stronger dollar, and a global economy with continued but muted improvement.

Overall, Natural Resources, Small Cap equities, and High Yield bonds provided the strongest return in 2016, delivering returns of 30.87%, 21.31%, and 17.13% respectively (as measured by the S&P North American Natural Resources Index, the Russell 2000 Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index). The U.S. stock market, as measured by the S&P 500 Index, returned a healthy 11.96% for the year, followed by Emerging Markets which returned 11.19% as measured by the MSCI Emerging Markets Total Return Index.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Asset Allocation 80 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve month period, the Portfolio underperformed the Dow Jones Moderately Aggressive Index. While expenses, weak security selection within the underlying domestic equity portfolios, and an underweight to small cap weighed on relative performance, an overweight to high yield bonds, strong security selection within the international equity portfolios, and an overweight to natural resources offset some of the negative impact.

The fixed income portfolios in aggregate contributed positively to the Asset Allocation 80 Portfolio’s relative performance as a result of better sector positioning versus the overall benchmark. At the individual portfolio level, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its respective benchmark by a wide margin. The Portfolio benefitted greatly from an overweight to high yield and emerging market debt as well as more favorable yield curve positioning. Another strong performer was the Met/Franklin Low Duration Total Return Portfolio which benefitted from exposures to corporate loans, high yield corporate credit, non-agency residential mortgage-backed securities, Treasury inflation protected securities, and commercial mortgage-backed securities. The PIMCO Inflation Protected Bond Portfolio also outperformed its benchmark, primarily because the Portfolio correctly positioned for a higher than expected inflation rate as inflation expectations rose, and as a result of exposure to U.K. real rates as rates fell across the curve post-Brexit. Despite outperforming its benchmark by almost 15% during the last

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

six months of the year, the Met/Templeton International Bond Portfolio ended up slightly underperforming its benchmark for the year. The biggest impact on relative performance was the Portfolio’s very defensive exposure to interest rates which was a large detractor from performance during the first half of the year as rates fell, but an almost equally large contributor to performance during the second half of the year as rates rose. Finally, the Portfolio’s significant overweight to high yield bonds was a strong contributor to the Asset Allocation 80 Portfolio’s relative performance. This was despite the BlackRock High Yield Portfolio underperforming its benchmark by the widest margin of any of the fixed income funds utilized. The main detractor to relative performance came from an underweight to Oil Field Services as names within the sector rallied strongly as energy prices stabilized.

Contribution from the domestic equity portfolios to relative performance was negative as performance was weighed down by poor stock selection in most of the underlying portfolios. The BlackRock Large Cap Value Portfolio was able to outperform its benchmark, primarily as a result of an overweight to and selection within Financials, as well as strong stock selection in Energy and Healthcare. The Met/Artisan Mid Cap Value Portfolio also managed to outperform its benchmark. Contribution to relative performance came primarily from underweights to Real Estate, Health Care, Utilities, and Consumer Staples, as well as strong stock selection within the Energy sector. All domestic large cap growth portfolios underperformed their respective benchmarks significantly. While the specifics varied, poor stock selection within Healthcare was a strong headwind across all portfolios as the sector was heavily influenced by comments from politicians on both sides of the aisle regarding product pricing and the general structure of healthcare services in the U.S. Another headwind across the board was within Technology, where high growth names were punished severely in the first six months of the year and didn’t recover enough during the latter six months of the year to make it back to positive territory. The Morgan Stanley Mid Cap Growth Portfolio significantly underperformed its benchmark. The main contributor to the poor performance was stock selection within the Financials, Healthcare, and Technology sectors. Within the small cap space, only the Invesco Small Cap Growth Portfolio was able to beat its benchmark. While the Portfolio’s asset allocation was a drag on relative performance, strong security selection within Healthcare and Energy more than outweighed the negative impact.

The international equity portfolios overall provided favorable relative returns. The Van Eck Global Natural Resources Portfolio delivered the biggest absolute return and the biggest relative outperformance of all the portfolios in the Asset Allocation 80 Portfolio as commodity prices rebounded strongly over the year. The portfolio’s relative outperformance was driven by overweight to and strong selection within Diversified Metals & Mining, Oil & Gas Drilling, and Copper. The Harris Oakmark International Portfolio was another strong performer for the year, mostly as a result strong stock selection within the Basic Materials sector and an overweight to, and strong selection, within the Industrials sector. At the other end of the spectrum was the Met/Artisan International Portfolio, which significantly underperformed its benchmark as a result of poor stock selection.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 80 Portfolio
Class A	8.43	10.20	4.67
Class B	8.14	9.92	4.42
Dow Jones Moderately Aggressive Index	9.31	9.34	5.37
1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.1
Met/Wellington Core Equity Opportunities Portfolio (Class A)	5.0
Jennison Growth Portfolio (Class A)	5.0
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
Invesco Comstock Portfolio (Class A)	4.7
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.5
Harris Oakmark International Portfolio (Class A)	4.4
BlackRock Large Cap Value Portfolio (Class A)	3.6
Met/Wellington Large Cap Research Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.69%	$1,000.00	$1,064.60	$3.58
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

Class B(a)	Actual	0.94%	$1,000.00	$1,063.10	$4.87
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2016

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	36,574,012	$367,934,564
BlackRock Bond Income Portfolio (Class A) (a)	2,967,065	314,479,189
BlackRock Capital Appreciation Portfolio (Class A) (a)	11,250,400	373,850,799
BlackRock High Yield Portfolio (Class A) (b)	7,154,585	54,947,216
BlackRock Large Cap Value Portfolio (Class A) (a)	43,642,214	394,089,188
Clarion Global Real Estate Portfolio (Class A) (b)	21,877,183	254,650,413
ClearBridge Aggressive Growth Portfolio (Class A) (b)	33,329,146	521,601,133
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,749,614	54,955,391
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	9,641,394	111,743,758
Harris Oakmark International Portfolio (Class A) (b)	35,967,819	474,055,858
Invesco Comstock Portfolio (Class A) (b)	34,852,715	510,940,809
Invesco Small Cap Growth Portfolio (Class A) (b)	20,192,546	277,445,588
Jennison Growth Portfolio (Class A) (a)	40,791,562	540,488,199
JPMorgan Core Bond Portfolio (Class A) (b)	20,420,041	208,692,821
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,652,574	174,808,122
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	11,175,251	138,126,101
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	28,252,286	253,988,054
Met/Artisan International Portfolio (Class A) (b)	36,992,135	320,351,887
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	243,087	56,221,155
Met/Dimensional International Small Company Portfolio (Class A) (a)	17,179,222	215,942,819
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,488,901	108,560,124
Met/Templeton International Bond Portfolio (Class A) (b)	32,925,468	330,571,694
Met/Wellington Core Equity Opportunities Portfolio (Class A) (a)	19,103,461	546,550,008
Met/Wellington Large Cap Research Portfolio (Class A) (b)	28,150,280	387,629,351
MetLife Small Cap Value Portfolio (Class A) (b)	10,886,932	173,537,699
MFS Research International Portfolio (Class A) (b)	31,617,066	320,913,220

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	36,427,694	557,707,997
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,472,191	50,068,988
Neuberger Berman Genesis Portfolio (Class A) (a)	2,649,036	56,636,390
Oppenheimer Global Equity Portfolio (Class A) (b)	8,529,408	164,446,982
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	16,132,098	157,610,594
PIMCO Total Return Portfolio (Class A) (b)	27,858,259	315,355,494
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	24,217,091	488,700,905
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	14,863,521	502,535,640
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,600,830	109,930,611
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,808,757	167,185,481
TCW Core Fixed Income Portfolio (Class A) (b)	25,852,931	261,114,600
Van Eck Global Natural Resources Portfolio (Class A) (a)	30,347,697	329,575,990
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	15,924,143	213,224,268

Total Mutual Funds (Cost $10,473,249,694)		10,861,169,100

Total Investments—100.0% (Cost $10,473,249,694) (d)		10,861,169,100
Other assets and liabilities (net)—0.0%		(2,945,468)

Net Assets—100.0%		$10,858,223,632

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $10,617,214,937. The aggregate unrealized appreciation and depreciation of investments were $558,757,446 and $(314,803,283), respectively, resulting in net unrealized appreciation of $243,954,163 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,861,169,100	$—	$—	$10,861,169,100
Total Investments	$10,861,169,100	$—	$—	$10,861,169,100

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Affiliated investments at value (a)	$10,861,169,100
Receivable for:
Investments sold	4,151,011
Fund shares sold	93,543

Total Assets	10,865,413,654
Liabilities
Payables for:
Fund shares redeemed	4,244,555
Accrued Expenses:
Management fees	494,565
Distribution and service fees	2,229,134
Deferred trustees’ fees	173,383
Other expenses	48,385

Total Liabilities	7,190,022

Net Assets	$10,858,223,632

Net Assets Consist of:
Paid in surplus	$9,823,879,843
Undistributed net investment income	174,036,256
Accumulated net realized gain	472,388,127
Unrealized appreciation on affiliated investments	387,919,406

Net Assets	$10,858,223,632

Net Assets
Class A	$398,205,840
Class B	10,460,017,792
Capital Shares Outstanding*
Class A	30,973,442
Class B	817,447,811
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.86
Class B	12.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,473,249,694.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends from affiliated investments	$174,695,729
Interest	865
Other income (a)	136,796

Total investment income	174,833,390
Expenses
Management fees	5,760,385
Administration fees	22,191
Custodian and accounting fees	27,753
Distribution and service fees—Class B	25,958,621
Audit and tax services	31,204
Legal	32,989
Trustees’ fees and expenses	45,248
Miscellaneous	17,745

Total expenses	31,896,136

Net Investment Income	142,937,254

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	120,582,976
Capital gain distributions from Affiliated Underlying Portfolios	575,648,394

Net realized gain	696,231,370

Net change in unrealized depreciation on affiliated investments	(1,222,410)

Net realized and unrealized gain	695,008,960

Net Increase in Net Assets From Operations	$837,946,214

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$142,937,254	$208,806,650
Net realized gain	696,231,370	1,410,282,114
Net change in unrealized depreciation	(1,222,410)	(1,798,225,312)

Increase (decrease) in net assets from operations	837,946,214	(179,136,548)

From Distributions to Shareholders
Net investment income
Class A	(12,442,422)	(2,097,361)
Class B	(305,769,387)	(38,532,004)
Net realized capital gains
Class A	(45,949,646)	(17,880,004)
Class B	(1,237,778,000)	(525,576,538)

Total distributions	(1,601,939,455)	(584,085,907)

Increase (decrease) in net assets from capital share transactions	493,678,669	(537,645,681)

Total decrease in net assets	(270,314,572)	(1,300,868,136)

Net Assets
Beginning of period	11,128,538,204	12,429,406,340

End of period	$10,858,223,632	$11,128,538,204

Undistributed net investment income
End of period	$174,036,256	$317,815,737

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,613,028	$21,073,047	2,069,476	$30,549,734
Reinvestments	4,878,201	58,392,068	1,344,372	19,977,365
Redemptions	(3,159,848)	(41,121,076)	(2,276,097)	(33,686,689)

Net increase	3,331,381	$38,344,039	1,137,751	$16,840,410

Class B
Sales	9,628,013	$125,113,184	13,028,991	$189,959,011
Reinvestments	129,383,687	1,543,547,387	38,089,706	564,108,542
Redemptions	(93,479,114)	(1,213,325,941)	(88,844,098)	(1,308,553,644)

Net increase (decrease)	45,532,586	$455,334,630	(37,725,401)	$(554,486,091)

Increase (decrease) derived from capital shares transactions		$493,678,669		$(537,645,681)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.98	$14.92	$14.41	$11.78	$10.39

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.29	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.82	(0.47)	0.60	2.64	1.45

Total from investment operations	1.02	(0.18)	0.78	2.85	1.63

Less Distributions
Distributions from net investment income	(0.46)	(0.08)	(0.27)	(0.22)	(0.24)
Distributions from net realized capital gains	(1.68)	(0.68)	0.00	0.00	0.00

Total distributions	(2.14)	(0.76)	(0.27)	(0.22)	(0.24)

Net Asset Value, End of Period	$12.86	$13.98	$14.92	$14.41	$11.78

Total Return (%) (b)	8.43	(1.50)	5.53	24.51	15.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.05	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	1.55	1.96	1.26	1.65	1.60
Portfolio turnover rate (%)	10	13	22	13	13
Net assets, end of period (in millions)	$398.2	$386.4	$395.4	$365.2	$290.4

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.92	$14.86	$14.36	$11.73	$10.36

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.25	0.02	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.81	(0.46)	0.72	2.63	1.43

Total from investment operations	0.98	(0.21)	0.74	2.82	1.58

Less Distributions
Distributions from net investment income	(0.42)	(0.05)	(0.24)	(0.19)	(0.21)
Distributions from net realized capital gains	(1.68)	(0.68)	0.00	0.00	0.00

Total distributions	(2.10)	(0.73)	(0.24)	(0.19)	(0.21)

Net Asset Value, End of Period	$12.80	$13.92	$14.86	$14.36	$11.73

Total Return (%) (b)	8.14	(1.70)	5.23	24.31	15.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.30	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.32	1.73	0.14	1.43	1.38
Portfolio turnover rate (%)	10	13	22	13	13
Net assets, end of period (in millions)	$10,460.0	$10,742.1	$12,034.0	$3,042.8	$2,608.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution re-designations and distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,113,914,782	$0	$1,503,654,786

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,760,385	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2016 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Baillie Gifford International Stock	40,371,978	686,731	(4,484,697)	36,574,012
BlackRock Bond Income	3,191,919	149,275	(374,129)	2,967,065
BlackRock Capital Appreciation	10,853,918	1,186,308	(789,826)	11,250,400
BlackRock High Yield	7,591,279	522,164	(958,858)	7,154,585
BlackRock Large Cap Value*	46,292,832	4,535,270	(7,185,888)	43,642,214
Clarion Global Real Estate	24,085,117	572,079	(2,780,013)	21,877,183
ClearBridge Aggressive Growth	33,009,817	1,751,798	(1,432,469)	33,329,146
Frontier Mid Cap Growth	1,660,188	209,719	(120,293)	1,749,614
Goldman Sachs Mid Cap Value	14,832,588	924,776	(6,115,970)	9,641,394
Harris Oakmark International	32,467,322	6,153,618	(2,653,121)	35,967,819
Invesco Comstock	36,107,381	4,244,940	(5,499,606)	34,852,715
Invesco Mid Cap Value	3,036,363	83,487	(3,119,850)	—
Invesco Small Cap Growth	20,216,744	3,913,465	(3,937,663)	20,192,546
Jennison Growth	37,025,242	6,220,094	(2,453,774)	40,791,562
JPMorgan Core Bond	21,947,710	1,022,227	(2,549,896)	20,420,041
JPMorgan Small Cap Value*	10,968,262	969,297	(2,284,985)	9,652,574
Loomis Sayles Small Cap Growth*	12,690,835	1,344,313	(2,859,897)	11,175,251
Lord Abbett Bond Debenture	14,380,088	979,173	(15,359,261)	—
Met/Aberdeen Emerging Markets Equity	31,775,541	1,714,321	(5,237,576)	28,252,286
Met/Artisan International*	34,440,380	2,701,083	(149,328)	36,992,135
Met/Artisan Mid Cap Value	511,787	31,885	(300,585)	243,087
Met/Dimensional International Small Company*	17,607,509	1,544,759	(1,973,046)	17,179,222
Met/Eaton Vance Floating Rate	11,327,411	516,150	(1,354,660)	10,488,901
Met/Templeton International Bond*	34,036,040	863,155	(1,973,727)	32,925,468

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016
Met/Wellington Core Equity Opportunities	17,974,943	2,368,458	(1,239,940)	19,103,461
Met/Wellington Large Cap Research	24,333,501	5,361,408	(1,544,629)	28,150,280
MetLife Small Cap Value	13,152,811	500,505	(2,766,384)	10,886,932
MFS Research International	31,696,333	775,593	(854,860)	31,617,066
MFS Value	37,381,138	4,359,908	(5,313,352)	36,427,694
Morgan Stanley Mid Cap Growth	3,575,102	117,106	(220,017)	3,472,191
Neuberger Berman Genesis	4,630,674	13,961	(1,995,599)	2,649,036
Oppenheimer Global Equity	5,499,512	3,242,976	(213,080)	8,529,408
PIMCO Inflation Protected Bond	18,078,897	143,603	(2,090,402)	16,132,098
PIMCO Total Return	29,956,449	1,268,599	(3,366,789)	27,858,259
T. Rowe Price Large Cap Growth	22,528,961	3,401,654	(1,713,524)	24,217,091
T. Rowe Price Large Cap Value	14,948,745	2,371,793	(2,457,017)	14,863,521
T. Rowe Price Mid Cap Growth	9,965,663	1,604,244	(969,077)	10,600,830
T. Rowe Price Small Cap Growth	7,677,471	1,101,580	(970,294)	7,808,757
TCW Core Fixed Income	22,696,128	5,723,718	(2,566,915)	25,852,931
Van Eck Global Natural Resources	35,787,387	7,889,702	(13,329,392)	30,347,697
Western Asset Management Strategic Bond Opportunities	8,926,377	13,076,942	(6,079,176)	15,924,143

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2016. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
Baillie Gifford International Stock	$10,594,591	$—	$6,227,610	$367,934,564
BlackRock Bond Income	490,835	—	10,269,464	314,479,189
BlackRock Capital Appreciation	3,622,551	34,300,246	1	373,850,799
BlackRock High Yield	(837,514)	—	3,711,504	54,947,216
BlackRock Large Cap Value	(7,004,124)	29,368,770	6,425,767	394,089,188
Clarion Global Real Estate	15,710,190	—	6,280,611	254,650,413
ClearBridge Aggressive Growth	15,818,250	—	3,404,363	521,601,133
Frontier Mid Cap Growth	171,389	6,286,104	—	54,955,391
Goldman Sachs Mid Cap Value	(14,243,015)	8,438,404	1,227,232	111,743,758
Harris Oakmark International	11,421,927	29,190,601	10,417,966	474,055,858
Invesco Comstock	41,862,119	38,301,310	13,911,820	510,940,809
Invesco Mid Cap Value	(2,764,856)	—	—	—
Invesco Small Cap Growth	15,806,565	48,889,774	—	277,445,588
Jennison Growth	7,627,800	70,857,392	1,601,087	540,488,199
JPMorgan Core Bond	645,749	—	6,480,396	208,692,821
JPMorgan Small Cap Value	1,226,936	11,107,085	3,088,710	174,808,122
Loomis Sayles Small Cap Growth	2,897,973	15,077,543	—	138,126,101
Lord Abbett Bond Debenture	(628,653)	—	10,966,733	—
Met/Aberdeen Emerging Markets Equity	(5,763,252)	—	3,362,831	253,988,054
Met/Artisan International	(101,352)	—	3,174,800	320,351,887
Met/Artisan Mid Cap Value	28,192,991	5,942,812	596,377	56,221,155
Met/Dimensional International Small Company	(3,503,389)	13,559,940	4,695,088	215,942,819
Met/Eaton Vance Floating Rate	(484,212)	—	4,507,157	108,560,124
Met/Templeton International Bond	(524,366)	822,782	—	330,571,694
Met/Wellington Core Equity Opportunities	(4,012,845)	23,343,737	8,547,400	546,550,008
Met/Wellington Large Cap Research	970,207	24,577,534	9,035,471	387,629,351
MetLife Small Cap Value	6,187,325	4,397,009	2,162,463	173,537,699
MFS Research International	1,119,469	—	7,262,637	320,913,220
MFS Value	32,520,268	49,113,275	12,312,521	557,707,997
Morgan Stanley Mid Cap Growth	573,385	—	—	50,068,988
Neuberger Berman Genesis	10,594,951	—	260,871	56,636,390
Oppenheimer Global Equity	(154,232)	7,880,403	1,892,602	164,446,982
PIMCO Inflation Protected Bond	(3,424,247)	—	—	157,610,594
PIMCO Total Return	(1,809,026)	—	8,980,840	315,355,494

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2016
T. Rowe Price Large Cap Growth	$5,769,164	$61,023,631	$293,058	$488,700,905
T. Rowe Price Large Cap Value	23,895,962	56,598,788	14,850,793	502,535,640
T. Rowe Price Mid Cap Growth	420,721	15,795,588	—	109,930,611
T. Rowe Price Small Cap Growth	1,963,287	20,775,666	436,215	167,185,481
TCW Core Fixed Income	210,303	—	2,152,829	261,114,600
Van Eck Global Natural Resources	(63,574,307)	—	2,710,880	329,575,990
Western Asset Management Strategic Bond Opportunities	(10,902,542)	—	3,447,632	213,224,268

	$120,582,976	$575,648,394	$174,695,729	$10,861,169,100

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$322,023,352	$40,629,365	$1,279,916,103	$543,456,542	$1,601,939,455	$584,085,907

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$174,209,639	$616,353,371	$243,954,162	$—	$1,034,517,172

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 80 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 80 Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 80 Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MetLife Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2016. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2016 and underperformed its Lipper Index for the three-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 80 Broad Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the five-year period ended October 31, 2016, performed equally to its other benchmark for the three-year period ended October 31, 2016, and underperformed its other benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-22

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-23

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-24

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned 2.35%, 2.14%, 2.19%, and 2.09%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

During 2016, the Federal Open Market Committee (the “Committee”) met eight times and during the December meeting raised the target range for the federal funds rate to 0.50% to 0.75%. The Committee noted the continued strengthening of the labor market, indicators of inflation pressures and expectations and readings on financial and international developments as factors for determining the timing and size of future adjustments to the target range. The Committee stated that it would maintain the program of reinvesting principal payments from its retained agency debt and agency Mortgage-Backed Securities (“MBS”) into agency MBS and continue rolling over maturing Treasury securities at auction.

The U.S. Presidential election and President-elect Trump’s resulting victory dominated headlines and markets during the year. Equity benchmarks moved to record highs while investors sold off Treasuries amid the possibility of larger deficits and rising inflation. Interest rates were higher along the yield curve, which steepened from 2015 year-end levels. At the end of the fourth quarter, the 2-year Treasury finished at 1.19% (up from 1.05% at December 31, 2015), and the 30-year Treasury finished at 3.07% (up from 3.02% at December 31, 2015).

Crude oil prices fluctuated during the one-year period. After beginning the year at approximately $37 per barrel and dipping to as low as $26 per barrel, it ended the year at approximately $54 per barrel, aided by OPEC’s decision to cut production.

The Corporate sector was the strongest performing Index sector for the one-year period on a total return basis. Total returns for the Index sectors were: 6.11% for Corporate; 3.32% for Commercial MBS; 2.73% for Government-Related; 2.03% for Asset-Backed Securities; 1.67% for MBS; and 1.04% for Treasury.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Aggregate Bond Index Portfolio
Class A	2.35	1.96	4.11	—
Class B	2.14	1.72	3.86	—
Class E	2.19	1.81	3.96	—
Class G	2.09	1.66	—	3.31
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34	—

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	67.0
Corporate Bonds & Notes	27.6
Foreign Government	2.1
Mortgage-Backed Securities	1.2
Municipals	0.7
Asset-Backed Securities	0.4

MSF-2

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.27%	$1,000.00	$973.10	$1.34
	Hypothetical*	0.27%	$1,000.00	$1,023.78	$1.37

Class B(a)	Actual	0.52%	$1,000.00	$972.60	$2.58
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class E(a)	Actual	0.42%	$1,000.00	$973.00	$2.08
	Hypothetical*	0.42%	$1,000.00	$1,023.03	$2.14

Class G(a)	Actual	0.57%	$1,000.00	$971.60	$2.82
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—67.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.3%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	3,771,535	$3,811,098
2.500%, 02/01/28	2,876,470	2,901,402
2.500%, 07/01/28	5,154,188	5,198,863
2.500%, 10/01/28	3,248,667	3,276,826
2.500%, 03/01/30	3,236,747	3,250,129
2.500%, 09/01/31	4,782,357	4,797,383
3.000%, 01/01/27	1,460,392	1,502,564
3.000%, 02/01/27	2,419,787	2,489,936
3.000%, 03/01/27	1,277,672	1,314,712
3.000%, 01/01/29	5,652,921	5,813,890
3.000%, 10/01/29	2,559,186	2,631,839
3.000%, 06/01/30	3,160,094	3,247,099
3.500%, 02/01/26	2,338,520	2,439,828
3.500%, 03/01/26	941,101	981,871
3.500%, 05/01/29	2,408,804	2,517,848
4.000%, 04/01/19	50,882	52,388
4.000%, 05/01/19	111,879	115,187
4.000%, 01/01/20	245,689	253,050
4.000%, 06/01/24	390,464	409,468
4.000%, 11/01/24	2,011,029	2,108,905
4.500%, 07/01/18	127,714	129,955
4.500%, 05/01/19	64,670	66,464
4.500%, 08/01/24	496,438	528,456
4.500%, 06/01/25	921,351	983,869
5.000%, 06/01/18	18,252	18,618
5.000%, 01/01/19	59,240	60,626
5.000%, 02/01/20	137,251	143,039
5.000%, 01/01/22	187,117	195,547
5.000%, 02/01/24	569,549	608,182
5.500%, 11/01/17	6,764	6,822
5.500%, 02/01/18	9,145	9,263
5.500%, 04/01/18	83,207	84,731
6.000%, 09/01/17	7,857	7,892
6.500%, 04/01/17	19,121	19,165
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	1,860,124	1,898,010
3.000%, 08/01/35	2,560,409	2,598,122
3.000%, 05/01/36	3,534,649	3,582,985
3.500%, 04/01/32	1,726,768	1,799,477
3.500%, 09/01/35	2,624,570	2,735,294
4.000%, 02/01/31	804,828	854,979
4.500%, 08/01/30	509,001	548,709
5.000%, 02/01/24	199,833	217,570
5.000%, 09/01/25	156,162	170,086
5.500%, 07/01/23	115,644	128,432
5.500%, 01/01/24	76,544	85,024
5.500%, 07/01/24	202,126	224,586
5.500%, 07/01/25	180,037	200,093
7.000%, 10/01/21	8,855	9,449
Fannie Mae 30 Yr. Pool 2.500%, 08/01/46	3,872,439	3,680,959
3.000%, 08/01/42	1,582,636	1,581,949
3.000%, 09/01/42	2,076,635	2,075,733
3.000%, 11/01/42	2,619,818	2,618,680
3.000%, 12/01/42	4,941,570	4,939,425

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 01/01/43	1,278,966	1,278,410
3.000%, 02/01/43	4,582,857	4,576,987
3.000%, 03/01/43	5,551,941	5,544,828
3.000%, 05/01/43	3,898,883	3,893,889
3.000%, 07/01/43	10,097,685	10,084,752
3.000%, 09/01/43	3,167,889	3,163,831
3.000%, 05/01/45	3,464,032	3,447,887
3.000%, 05/01/46	3,656,520	3,637,701
3.000%, 06/01/46	4,654,632	4,630,676
3.000%, 08/01/46	4,712,798	4,688,543
3.000%, 10/01/46	9,720,967	9,670,937
3.000%, 11/01/46	2,541,016	2,527,938
3.000%, 01/01/47	4,982,014	4,958,856
3.500%, 12/01/40	1,966,135	2,026,379
3.500%, 03/01/42	1,298,195	1,338,409
3.500%, 04/01/42	2,829,454	2,917,101
3.500%, 05/01/42	3,279,987	3,381,590
3.500%, 06/01/42	2,478,748	2,555,532
3.500%, 08/01/42	1,626,364	1,676,743
3.500%, 09/01/42	4,634,552	4,778,114
3.500%, 10/01/42	2,245,437	2,314,993
3.500%, 01/01/43	2,041,002	2,104,226
3.500%, 02/01/43	3,225,720	3,325,641
3.500%, 04/01/43	3,654,607	3,763,761
3.500%, 06/01/43	2,022,253	2,082,652
3.500%, 08/01/44	2,367,592	2,431,749
3.500%, 02/01/45	3,544,801	3,640,859
3.500%, 03/01/45	5,366,276	5,504,343
3.500%, 04/01/45	6,775,299	6,949,618
3.500%, 09/01/45	11,157,845	11,444,919
3.500%, 11/01/45	3,947,920	4,049,494
3.500%, 01/01/46	4,294,475	4,404,965
3.500%, 03/01/46	4,333,838	4,446,278
3.500%, 05/01/46	3,593,404	3,686,634
4.000%, 08/01/39	1,284,401	1,355,786
4.000%, 09/01/39	1,010,171	1,066,315
4.000%, 12/01/39	1,244,194	1,313,345
4.000%, 06/01/40	1,676,294	1,769,984
4.000%, 09/01/40	786,743	830,715
4.000%, 12/01/40	5,753,069	6,074,614
4.000%, 01/01/41	3,151,604	3,327,549
4.000%, 02/01/41	3,749,225	3,958,280
4.000%, 12/01/41	1,359,601	1,435,412
4.000%, 02/01/42	1,547,141	1,633,759
4.000%, 09/01/43	2,262,964	2,382,520
4.000%, 02/01/44	3,247,812	3,416,034
4.000%, 05/01/44	2,536,016	2,667,370
4.000%, 08/01/44	3,530,748	3,713,624
4.000%, 10/01/44	2,192,520	2,306,082
4.000%, 11/01/44	4,518,278	4,752,303
4.000%, 01/01/45	3,648,896	3,837,891
4.000%, 03/01/45	3,018,111	3,176,656
4.000%, 10/01/45	3,899,838	4,104,701
4.500%, 08/01/33	238,996	258,297
4.500%, 10/01/33	248,063	268,096

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 04/01/34	106,719	$114,816
4.500%, 01/01/39	133,495	144,173
4.500%, 07/01/39	1,612,479	1,741,085
4.500%, 09/01/39	2,441,368	2,636,081
4.500%, 10/01/39	1,164,262	1,257,119
4.500%, 05/01/40	1,473,035	1,588,178
4.500%, 08/01/40	2,369,540	2,554,760
4.500%, 11/01/40	1,236,407	1,333,053
4.500%, 12/01/40	2,181,171	2,351,666
4.500%, 04/01/41	5,163,096	5,570,637
4.500%, 05/01/41	1,269,728	1,369,952
4.500%, 03/01/44	1,851,451	1,993,873
5.000%, 07/01/33	146,887	160,753
5.000%, 08/01/33	474,794	519,616
5.000%, 09/01/33	222,715	243,740
5.000%, 10/01/33	2,194,764	2,401,960
5.000%, 03/01/34	256,460	280,671
5.000%, 04/01/34	579,315	633,802
5.000%, 05/01/34	76,164	83,307
5.000%, 09/01/34	212,751	232,702
5.000%, 02/01/35	338,405	370,139
5.000%, 04/01/35	154,598	168,977
5.000%, 05/01/35	43,944	48,032
5.000%, 11/01/35	151,053	165,103
5.000%, 03/01/36	604,418	660,637
5.000%, 07/01/37	508,802	556,465
5.000%, 01/01/39	462,829	504,927
5.000%, 04/01/40	1,688,779	1,843,472
5.000%, 07/01/41	1,119,261	1,226,489
5.500%, 10/01/32	42,372	47,310
5.500%, 02/01/33	127,967	142,880
5.500%, 03/01/33	414,229	462,499
5.500%, 05/01/33	1,590,057	1,775,349
5.500%, 08/01/33	669,923	747,991
5.500%, 10/01/33	87,232	97,397
5.500%, 12/01/33	848,524	947,405
5.500%, 02/01/34	184,511	205,923
5.500%, 03/01/34	125,832	140,434
5.500%, 04/01/34	62,123	69,332
5.500%, 06/01/34	234,320	261,513
5.500%, 09/01/34	215,478	240,484
5.500%, 12/01/34	526,819	587,953
5.500%, 01/01/35	151,484	169,063
5.500%, 02/01/35	419,245	467,897
5.500%, 04/01/35	181,808	202,721
5.500%, 06/01/35	864,303	963,719
5.500%, 01/01/37	220,687	245,834
5.500%, 05/01/37	140,369	156,452
5.500%, 05/01/38	114,806	127,718
5.500%, 06/01/38	145,027	161,338
5.500%, 07/01/38	103,278	114,894
6.000%, 08/01/28	2,809	3,178
6.000%, 11/01/28	844	960
6.000%, 12/01/28	921	1,053
6.000%, 06/01/31	37,363	42,310

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 09/01/32	92,521	104,984
6.000%, 01/01/33	18,030	20,459
6.000%, 02/01/33	82,994	94,158
6.000%, 03/01/33	97,242	110,323
6.000%, 04/01/33	268,098	304,161
6.000%, 05/01/33	281,302	319,140
6.000%, 05/01/34	399,001	451,919
6.000%, 09/01/34	232,056	262,833
6.000%, 11/01/34	324,444	367,474
6.000%, 01/01/35	117,486	132,889
6.000%, 07/01/36	55,175	62,425
6.000%, 09/01/36	167,571	189,588
6.000%, 07/01/37	48,594	55,038
6.000%, 08/01/37	229,879	260,364
6.000%, 09/01/37	523,587	593,020
6.000%, 10/01/37	192,764	218,326
6.000%, 05/01/38	649,378	735,492
6.000%, 12/01/38	150,709	170,897
6.500%, 05/01/28	48,384	55,054
6.500%, 12/01/28	118,089	133,602
6.500%, 03/01/29	2,915	3,298
6.500%, 04/01/29	27,018	30,567
6.500%, 05/01/29	5,126	5,800
6.500%, 08/01/29	839	950
6.500%, 05/01/30	29,883	33,809
6.500%, 09/01/31	6,058	6,914
6.500%, 06/01/32	24,520	28,069
6.500%, 09/01/33	14,805	16,749
6.500%, 10/01/33	103,480	117,073
6.500%, 10/01/34	266,255	304,167
6.500%, 10/01/37	100,411	114,825
7.000%, 06/01/26	550	594
7.000%, 06/01/28	7,159	7,240
7.000%, 10/01/29	9,077	10,350
7.000%, 12/01/29	3,491	3,587
7.000%, 06/01/32	55,023	62,184
7.000%, 10/01/37	183,089	220,214
7.500%, 09/01/25	4,365	4,987
7.500%, 06/01/26	5,003	5,835
7.500%, 07/01/29	10,715	12,477
7.500%, 10/01/29	6,986	7,410
8.000%, 11/01/29	138	155
8.000%, 05/01/30	17,012	17,650
8.000%, 11/01/30	2,992	3,397
8.000%, 01/01/31	3,201	3,622
8.000%, 02/01/31	5,596	6,537
Fannie Mae ARM Pool 2.542%, 02/01/45 (a)	865,352	882,329
2.763%, 11/01/43 (a)	1,402,430	1,456,922
2.783%, 02/01/42 (a)	1,899,674	1,967,145
2.990%, 10/01/41 (a)	194,451	203,251
Fannie Mae-ACES 2.679%, 05/25/21 (a)	5,000,000	5,056,300
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	1,767,428	1,786,740

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 2.500%, 02/01/28	2,859,060	$2,884,938
2.500%, 04/01/28	2,347,932	2,369,183
2.500%, 12/01/29	3,415,144	3,438,618
2.500%, 01/01/31	4,254,003	4,268,234
2.500%, 12/01/31	2,985,773	2,993,824
3.000%, 03/01/27	1,337,012	1,375,897
3.000%, 05/01/27	1,792,810	1,844,951
3.000%, 11/01/28	2,163,986	2,226,239
3.000%, 12/01/29	3,872,670	3,983,369
3.000%, 05/01/31	4,421,648	4,543,622
3.500%, 12/01/25	1,565,618	1,634,308
3.500%, 05/01/26	537,117	560,805
3.500%, 09/01/30	3,337,609	3,501,960
4.000%, 06/01/19	79,859	81,935
4.000%, 05/01/25	838,867	882,299
4.000%, 08/01/25	447,236	470,392
4.000%, 10/01/25	394,646	415,079
4.500%, 09/01/18	64,297	65,428
4.500%, 10/01/18	148,041	150,645
4.500%, 04/01/19	156,099	160,628
4.500%, 06/01/19	95,057	97,527
4.500%, 08/01/19	30,839	31,689
5.000%, 05/01/18	147,390	151,002
5.000%, 12/01/18	30,507	31,255
5.000%, 06/01/19	118,083	121,057
5.500%, 11/01/17	10,172	10,283
5.500%, 01/01/24	391,408	420,999
6.000%, 05/01/17	2,237	2,243
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	2,914,556	2,971,833
3.500%, 04/01/32	2,305,251	2,400,044
4.000%, 01/01/31	880,796	935,002
4.000%, 08/01/31	877,576	931,583
4.500%, 05/01/29	233,942	251,237
5.000%, 03/01/27	125,341	136,449
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,688,845	2,557,897
3.000%, 10/01/42	2,514,585	2,511,518
3.000%, 01/01/43	2,440,811	2,437,834
3.000%, 03/01/43	5,872,044	5,859,966
3.000%, 04/01/43	4,529,514	4,520,198
3.000%, 06/01/43	1,820,921	1,817,175
3.000%, 07/01/43	3,973,966	3,965,793
3.000%, 06/01/45	4,353,121	4,329,491
3.000%, 01/01/46	2,664,384	2,649,921
3.000%, 06/01/46	4,638,925	4,611,410
3.000%, 10/01/46	3,822,025	3,799,356
3.000%, 11/01/46	4,819,544	4,790,958
3.000%, 12/01/46	7,517,883	7,473,293
3.500%, 01/01/42	1,423,274	1,465,931
3.500%, 03/01/42	1,294,209	1,332,998
3.500%, 08/01/42	4,554,547	4,691,051
3.500%, 02/01/43	1,849,653	1,903,021
3.500%, 05/01/43	3,011,670	3,098,564
3.500%, 06/01/43	2,007,555	2,065,478

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 06/01/44	2,203,774	2,261,489
3.500%, 10/01/44	2,417,926	2,481,249
3.500%, 11/01/44	3,270,645	3,356,300
3.500%, 12/01/44	3,224,041	3,308,476
3.500%, 05/01/45	3,893,629	3,989,638
3.500%, 08/01/45	3,670,034	3,760,529
3.500%, 11/01/45	4,066,645	4,166,919
3.500%, 12/01/45	2,464,750	2,525,525
3.500%, 03/01/46	7,540,403	7,728,096
4.000%, 06/01/39	809,812	854,254
4.000%, 12/01/39	1,330,103	1,403,098
4.000%, 11/01/40	1,235,171	1,303,278
4.000%, 04/01/41	1,227,232	1,294,734
4.000%, 09/01/41	1,252,552	1,321,447
4.000%, 10/01/41	2,964,759	3,127,833
4.000%, 11/01/41	1,250,968	1,319,776
4.000%, 10/01/43	3,296,545	3,468,300
4.000%, 07/01/44	3,630,450	3,815,984
4.000%, 10/01/44	2,780,689	2,922,796
4.000%, 07/01/45	4,361,128	4,586,117
4.000%, 01/01/46	4,414,350	4,643,049
4.000%, 02/01/46	2,362,947	2,485,367
4.500%, 10/01/35	438,920	472,822
4.500%, 06/01/38	655,870	704,873
4.500%, 02/01/39	409,728	441,613
4.500%, 03/01/39	287,638	310,022
4.500%, 04/01/39	662,701	714,271
4.500%, 09/01/39	764,314	823,791
4.500%, 10/01/39	1,951,218	2,103,058
4.500%, 11/01/39	598,763	645,358
4.500%, 01/01/40	383,176	412,362
4.500%, 05/01/40	764,652	822,895
4.500%, 11/01/40	1,122,635	1,208,144
4.500%, 02/01/41	471,976	508,262
4.500%, 05/01/41	693,875	747,220
4.500%, 06/01/41	479,722	516,604
4.500%, 12/01/43	1,103,003	1,185,416
5.000%, 10/01/33	563,172	615,525
5.000%, 03/01/34	114,456	125,026
5.000%, 08/01/35	509,466	556,186
5.000%, 09/01/35	229,296	250,324
5.000%, 10/01/35	191,699	209,279
5.000%, 01/01/36	628,689	686,343
5.000%, 04/01/38	334,823	364,695
5.000%, 11/01/39	1,423,782	1,550,355
5.000%, 05/01/40	1,856,732	2,023,752
5.500%, 06/01/34	467,218	520,388
5.500%, 10/01/35	176,063	195,939
5.500%, 12/01/35	677,355	753,820
5.500%, 01/01/36	417,328	464,197
5.500%, 12/01/37	380,974	423,591
5.500%, 04/01/38	1,691,273	1,877,756
5.500%, 07/01/38	200,299	222,384
5.500%, 08/01/38	524,575	582,416
6.000%, 11/01/28	7,697	8,734

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 6.000%, 12/01/28	6,062	$6,951
6.000%, 04/01/29	2,382	2,691
6.000%, 05/01/29	1,911	2,159
6.000%, 06/01/31	2,118	2,393
6.000%, 07/01/31	711	815
6.000%, 09/01/31	58,578	66,234
6.000%, 04/01/32	21,080	23,962
6.000%, 11/01/32	30,448	34,611
6.000%, 06/01/34	113,107	128,383
6.000%, 11/01/35	87,477	98,919
6.000%, 02/01/36	131,217	148,498
6.000%, 08/01/36	75,953	85,956
6.000%, 10/01/36	167,705	189,792
6.000%, 11/01/36	91,156	103,162
6.000%, 01/01/37	153,969	174,247
6.000%, 02/01/38	166,354	188,753
6.000%, 11/01/39	1,436,533	1,626,807
6.000%, 04/01/40	455,924	517,312
6.500%, 02/01/30	5,281	5,965
6.500%, 08/01/31	9,088	10,444
6.500%, 10/01/31	7,061	7,975
6.500%, 11/01/31	19,717	22,659
6.500%, 03/01/32	345,628	390,378
6.500%, 04/01/32	264,557	306,720
6.500%, 09/01/36	377,218	432,425
6.500%, 11/01/37	175,101	199,737
7.000%, 12/01/27	1,232	1,407
7.000%, 11/01/28	3,379	3,919
7.000%, 04/01/29	3,448	3,983
7.000%, 05/01/29	667	731
7.000%, 06/01/29	5,823	6,018
7.000%, 07/01/29	1,946	2,163
7.000%, 01/01/31	99,058	105,005
7.500%, 08/01/24	7,924	7,951
7.500%, 10/01/27	9,820	11,054
7.500%, 10/01/29	12,655	14,487
7.500%, 05/01/30	11,855	13,309
8.000%, 02/01/27	3,095	3,555
8.000%, 10/01/28	6,051	7,166
Freddie Mac Multifamily Structured Pass-Through Certificates 2.902%, 08/25/20	956,165	974,763
3.060%, 07/25/23 (a)	4,800,000	4,950,720
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	2,561,788	2,644,332
5.000%, 10/15/20	124,220	130,699
5.000%, 01/15/21	106,734	112,237
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	2,747,050	2,790,540
3.000%, 12/15/42	2,089,408	2,122,486
3.000%, 02/15/43	1,798,636	1,828,932
3.000%, 03/15/43	2,198,862	2,235,899
3.000%, 05/15/43	2,979,758	3,029,948
3.000%, 07/15/43	1,951,899	1,984,777
3.500%, 01/15/42	2,703,528	2,826,864

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.500%, 02/15/42	915,052	956,653
3.500%, 03/15/42	1,787,594	1,868,863
3.500%, 05/15/42	1,251,301	1,308,189
3.500%, 09/15/42	1,636,687	1,711,095
3.500%, 05/15/43	2,158,279	2,255,109
4.000%, 07/15/39	1,914,905	2,039,585
4.000%, 07/15/40	1,124,601	1,194,058
4.000%, 03/15/41	849,362	904,919
4.000%, 10/15/41	1,923,227	2,049,024
4.500%, 01/15/39	285,566	310,064
4.500%, 04/15/39	868,623	943,140
4.500%, 05/15/39	1,908,817	2,072,571
4.500%, 08/15/39	861,836	935,771
4.500%, 01/15/40	874,351	951,368
4.500%, 04/15/40	1,046,824	1,139,033
4.500%, 02/15/41	204,557	222,447
4.500%, 04/15/41	541,580	588,947
5.000%, 12/15/35	321,946	353,602
5.000%, 12/15/36	139,259	153,817
5.000%, 01/15/39	994,563	1,088,759
5.000%, 02/15/39	190,014	207,777
5.000%, 08/15/39	1,340,091	1,465,362
5.000%, 09/15/39	326,987	357,554
5.000%, 12/15/39	607,856	664,678
5.000%, 05/15/40	966,662	1,060,533
5.500%, 03/15/36	249,015	277,775
5.500%, 01/15/37	407,325	460,225
5.500%, 11/15/37	522,563	583,299
5.500%, 09/15/38	216,879	242,013
5.500%, 08/15/39	1,057,736	1,180,045
6.000%, 01/15/29	5,346	6,119
6.000%, 01/15/33	211,090	244,540
6.000%, 03/15/35	220,950	255,800
6.000%, 12/15/35	162,804	188,256
6.000%, 06/15/36	152,897	174,355
6.000%, 09/15/36	189,336	215,908
6.000%, 07/15/38	910,243	1,043,323
6.500%, 05/15/23	1,127	1,287
6.500%, 02/15/27	27,029	30,874
6.500%, 07/15/28	9,034	10,319
6.500%, 08/15/28	9,435	10,778
6.500%, 11/15/28	8,233	9,492
6.500%, 12/15/28	8,890	10,154
6.500%, 07/15/29	2,031	2,319
6.500%, 05/15/36	117,151	133,818
7.000%, 01/15/28	1,528	1,690
7.000%, 04/15/28	2,892	2,968
7.000%, 05/15/28	9,717	10,344
7.000%, 06/15/28	7,784	8,663
7.000%, 10/15/28	7,485	8,200
7.000%, 06/15/29	1,953	1,992
7.000%, 09/15/29	2,443	2,492
7.000%, 01/15/31	1,303	1,328
7.000%, 03/15/31	12,312	12,599
7.000%, 07/15/31	383,249	450,530

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 7.000%, 08/15/31	62,166	$74,426
7.000%, 02/15/32	9,964	10,076
7.000%, 07/15/32	23,813	28,535
7.500%, 04/15/30	8,050	8,186
8.000%, 08/15/26	3,161	3,556
8.000%, 09/15/26	2,699	2,985
8.000%, 06/15/29	22,008	23,464
9.000%, 11/15/24	5,826	6,362
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	2,529,425	2,571,925
3.000%, 03/20/43	3,550,072	3,610,107
3.000%, 12/20/44	3,311,997	3,359,805
3.000%, 04/20/45	3,079,185	3,121,607
3.000%, 08/20/45	4,330,661	4,390,325
3.000%, 11/20/45	2,498,544	2,532,966
3.000%, 01/20/46	4,298,931	4,358,157
3.000%, 08/20/46	4,640,236	4,704,134
3.000%, 09/20/46	4,712,651	4,777,546
3.000%, 10/20/46	4,767,247	4,832,894
3.000%, 11/20/46	4,903,304	4,970,824
3.500%, 12/20/41	1,611,618	1,686,614
3.500%, 03/20/42	3,403,367	3,561,828
3.500%, 08/20/42	1,555,598	1,628,027
3.500%, 01/20/43	4,684,690	4,899,395
3.500%, 04/20/43	1,882,367	1,967,677
3.500%, 05/20/43	3,094,703	3,234,957
3.500%, 07/20/44	4,212,137	4,386,147
3.500%, 02/20/45	4,574,891	4,759,761
3.500%, 06/20/45	2,913,536	3,031,271
3.500%, 08/20/45	6,515,488	6,778,776
3.500%, 09/20/45	7,440,684	7,741,360
3.500%, 10/20/45	4,398,633	4,576,380
3.500%, 12/20/45	3,829,401	3,984,146
3.500%, 01/20/46	3,858,955	4,014,894
3.500%, 02/20/46	3,161,841	3,290,869
3.500%, 05/20/46	4,332,153	4,508,940
3.500%, 06/20/46	3,600,452	3,747,379
4.000%, 11/20/40	1,575,412	1,690,271
4.000%, 12/20/40	1,679,980	1,802,463
4.000%, 05/20/43	2,473,068	2,632,678
4.000%, 11/20/43	1,193,905	1,270,959
4.000%, 02/20/44	3,775,621	4,017,888
4.000%, 04/20/44	1,645,273	1,750,844
4.000%, 05/20/44	2,025,532	2,155,502
4.000%, 09/20/44	3,166,944	3,370,155
4.000%, 10/20/44	4,577,973	4,871,723
4.000%, 11/20/44	905,755	963,874
4.000%, 10/20/45	3,804,426	4,043,668
4.000%, 11/20/45	1,984,372	2,109,160
4.500%, 08/20/40	1,380,100	1,479,303
4.500%, 12/20/40	865,291	927,489
4.500%, 04/20/41	765,052	822,402
4.500%, 03/20/42	607,705	653,260
4.500%, 10/20/43	1,004,073	1,073,745
4.500%, 02/20/44	1,922,963	2,056,398

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 04/20/45	1,921,561	2,054,898
5.000%, 08/20/40	621,422	677,937
5.000%, 10/20/40	631,053	688,444
5.000%, 06/20/44	1,525,553	1,664,296
6.500%, 06/20/31	23,291	27,004
6.500%, 11/20/38	534,724	616,726
7.500%, 02/20/28	2,937	3,471

		753,652,390

Federal Agencies—2.9%
Federal Home Loan Bank 1.750%, 06/12/20	17,700,000	17,744,958
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18 (b)	17,000,000	16,963,620
1.250%, 10/02/19	3,000,000	2,981,040
1.375%, 05/01/20 (b)	5,145,000	5,103,223
5.125%, 11/17/17	3,530,000	3,657,934
Federal National Mortgage Association 0.875%, 05/21/18	10,160,000	10,128,199
2.125%, 04/24/26 (b)	13,500,000	12,771,270
6.625%, 11/15/30 (b)	2,450,000	3,404,300
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,177,785

		76,932,329

U.S. Treasury—35.8%
U.S. Treasury Bonds 2.250%, 08/15/46 (b)	3,000,000	2,523,450
2.500%, 02/15/45	14,400,000	12,832,272
2.500%, 02/15/46	8,200,000	7,290,538
2.500%, 05/15/46	4,800,000	4,267,248
2.750%, 08/15/42	2,020,000	1,909,062
2.875%, 05/15/43	4,760,000	4,600,588
2.875%, 08/15/45	5,000,000	4,812,650
3.000%, 11/15/44	11,000,000	10,872,070
3.000%, 05/15/45	4,500,000	4,440,465
3.000%, 11/15/45	7,700,000	7,598,129
3.125%, 02/15/42 (b)	1,800,000	1,827,594
3.125%, 02/15/43	3,270,000	3,314,079
3.125%, 08/15/44	4,700,000	4,758,374
3.375%, 05/15/44	3,000,000	3,182,580
3.500%, 02/15/39	2,080,000	2,274,834
3.625%, 02/15/44	10,120,000	11,223,181
3.750%, 08/15/41	1,830,000	2,061,934
3.875%, 08/15/40	10,380,000	11,920,288
4.250%, 11/15/40	7,280,000	8,839,594
4.375%, 11/15/39	3,900,000	4,814,745
4.375%, 05/15/40	5,220,000	6,449,205
4.375%, 05/15/41	5,850,000	7,239,609
4.500%, 05/15/38	4,950,000	6,252,196
5.000%, 05/15/37 (b)	6,560,000	8,808,177
5.250%, 02/15/29	750,000	958,703
5.375%, 02/15/31	3,675,000	4,896,202
6.125%, 11/15/27	5,750,000	7,717,132

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 6.250%, 08/15/23	7,700,000	$9,627,926
6.375%, 08/15/27 (b)	6,900,000	9,393,592
6.500%, 11/15/26	4,500,000	6,095,295
7.125%, 02/15/23	11,125,000	14,330,335
7.250%, 08/15/22	6,120,000	7,806,366
7.875%, 02/15/21	4,450,000	5,520,981
8.000%, 11/15/21	2,920,000	3,740,199
8.125%, 08/15/19	2,645,000	3,102,664
8.125%, 08/15/21	1,250,000	1,592,225
8.500%, 02/15/20	6,700,000	8,126,563
8.750%, 08/15/20	1,000,000	1,248,720
8.875%, 02/15/19 (b)	10,215,000	11,869,830
9.125%, 05/15/18 (b)	1,600,000	1,775,184
U.S. Treasury Notes 0.625%, 04/30/18	5,000,000	4,975,250
0.750%, 01/31/18	12,000,000	11,975,280
0.750%, 02/28/18	27,500,000	27,430,151
0.750%, 02/15/19	14,100,000	13,959,550
0.750%, 08/15/19	5,000,000	4,923,200
0.875%, 04/15/19	6,000,000	5,945,880
1.000%, 08/15/18	28,000,000	27,962,479
1.125%, 05/31/19 (b)	12,300,000	12,247,479
1.125%, 03/31/20	5,100,000	5,033,955
1.125%, 02/28/21	5,000,000	4,865,250
1.250%, 10/31/19	5,130,000	5,107,787
1.250%, 01/31/20	15,000,000	14,889,750
1.250%, 02/29/20	25,800,000	25,592,052
1.250%, 03/31/21	6,100,000	5,959,175
1.375%, 09/30/18 (b)	47,890,000	48,070,066
1.375%, 11/30/18	15,000,000	15,053,699
1.375%, 01/31/20 (b)	27,100,000	26,997,021
1.375%, 08/31/20	14,900,000	14,744,891
1.500%, 03/31/19	31,870,000	32,029,668
1.500%, 02/28/23	4,000,000	3,847,560
1.625%, 11/30/20	5,000,000	4,979,950
1.625%, 11/15/22	5,000,000	4,867,450
1.625%, 05/31/23	7,900,000	7,634,244
1.625%, 05/15/26	15,900,000	14,828,023
1.750%, 10/31/20	10,000,000	10,020,000
1.750%, 12/31/20	14,800,000	14,796,152
1.750%, 02/28/22 (b)	9,000,000	8,892,630
1.750%, 05/15/22	4,900,000	4,829,195
1.750%, 05/15/23	17,520,000	17,067,809
1.875%, 08/31/22	7,400,000	7,314,308
2.000%, 11/30/20 (b)	14,800,000	14,952,587
2.000%, 02/28/21	5,000,000	5,040,500
2.000%, 10/31/21	6,000,000	6,017,161
2.000%, 02/15/22	3,800,000	3,806,498
2.000%, 11/30/22	9,600,000	9,536,928
2.000%, 02/15/23	6,900,000	6,844,800
2.000%, 02/15/25	5,000,000	4,867,550
2.000%, 08/15/25	5,000,000	4,844,650
2.000%, 11/15/26 (b)	13,300,000	12,798,457
2.125%, 08/31/20	5,800,000	5,893,264
2.125%, 06/30/21	12,000,000	12,128,159

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 08/15/21	8,710,000	8,792,745
2.125%, 05/15/25	7,100,000	6,962,757
2.250%, 07/31/21	19,000,000	19,300,961
2.250%, 11/15/24	7,800,000	7,754,058
2.250%, 11/15/25	6,800,000	6,714,456
2.375%, 05/31/18	31,000,000	31,575,051
2.375%, 12/31/20	7,600,000	7,785,896
2.375%, 08/15/24 (b)	16,800,000	16,881,983
2.500%, 08/15/23	14,400,000	14,659,777
2.500%, 05/15/24	7,000,000	7,107,660
2.625%, 08/15/20	6,000,000	6,203,880
2.750%, 11/15/23	19,335,000	19,972,668
2.750%, 02/15/24	5,600,000	5,785,752
3.125%, 05/15/19	3,000,000	3,126,930
3.375%, 11/15/19	4,350,000	4,589,250
3.500%, 02/15/18	4,000,000	4,111,280
3.500%, 05/15/20	7,790,000	8,279,523
3.625%, 02/15/20	17,190,000	18,289,988
3.750%, 11/15/18	4,550,000	4,765,852
3.875%, 05/15/18 (b)	4,700,000	4,883,206
4.000%, 08/15/18	9,620,000	10,072,333

		953,101,243

Total U.S. Treasury & Government Agencies (Cost $1,755,920,602)		1,783,685,962

Corporate Bonds & Notes—27.6%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	597,551
Lockheed Martin Corp. 4.700%, 05/15/46 (b)	3,000,000	3,282,330
6.150%, 09/01/36	1,700,000	2,132,701
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	709,315
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,030,250
United Technologies Corp. 4.500%, 06/01/42	2,645,000	2,829,462
7.500%, 09/15/29	200,000	279,098

		10,860,707

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	856,598
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,160,000
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	3,000,000	3,018,570
4.500%, 03/26/20	925,000	989,352

		7,024,520

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—0.7%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	$1,026,564
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,583,116
Ford Motor Co. 7.450%, 07/16/31 (b)	2,200,000	2,764,542
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	2,994,780
General Motors Financial Co., Inc. 2.400%, 05/09/19	5,000,000	4,962,500
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,126,680

		17,458,182

Banks—5.5%
Bank of America Corp. 3.300%, 01/11/23 (b)	4,075,000	4,088,937
4.100%, 07/24/23	2,905,000	3,027,533
4.200%, 08/26/24 (b)	3,000,000	3,056,430
5.875%, 02/07/42	3,000,000	3,636,060
6.500%, 07/15/18	200,000	213,308
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,155,000
Bank of Nova Scotia (The) 2.050%, 10/30/18 (b)	3,480,000	3,497,574
Barclays plc 5.250%, 08/17/45	2,700,000	2,911,005
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,503,447
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,447,974
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,242,864
Citigroup, Inc. 5.375%, 08/09/20 (b)	2,200,000	2,396,636
6.125%, 05/15/18	1,900,000	2,004,728
Cooperatieve Rabobank UA 5.250%, 05/24/41 (b)	3,640,000	4,241,037
Credit Suisse 4.375%, 08/05/20	2,611,000	2,760,166
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	3,000,000	3,028,410
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,535,492
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,660,310
Goldman Sachs Group, Inc. (The) 6.000%, 06/15/20 (b)	2,000,000	2,216,900
6.125%, 02/15/33	2,075,000	2,517,473
6.450%, 05/01/36	2,000,000	2,369,220
6.750%, 10/01/37	3,500,000	4,322,920
HSBC Holdings plc 5.100%, 04/05/21	2,556,000	2,769,733
6.500%, 09/15/37	905,000	1,121,485

Banks—(Continued)
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,975,220
JPMorgan Chase & Co. 1.700%, 03/01/18 (b)	2,000,000	1,998,880
3.250%, 09/23/22 (b)	2,850,000	2,885,169
3.900%, 07/15/25 (b)	4,700,000	4,835,595
4.950%, 03/25/20	2,650,000	2,856,356
6.300%, 04/23/19	1,900,000	2,074,135
KeyBank N.A. 3.300%, 06/01/25 (b)	3,800,000	3,791,032
KFW 1.000%, 06/11/18	3,536,000	3,519,204
2.375%, 08/25/21	1,945,000	1,961,396
2.750%, 09/08/20	2,300,000	2,363,181
Lloyds Bank plc 6.375%, 01/21/21 (b)	1,500,000	1,707,570
Morgan Stanley 4.350%, 09/08/26	3,800,000	3,884,588
5.625%, 09/23/19	1,900,000	2,058,232
7.250%, 04/01/32	1,850,000	2,510,450
7.300%, 05/13/19	2,460,000	2,738,694
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,023,215
PNC Bank N.A.
2.950%, 02/23/25	4,100,000	4,002,994
4.875%, 09/21/17	1,000,000	1,023,917
5.250%, 01/15/17 (b)	1,600,000	1,601,800
Royal Bank of Canada 2.150%, 03/15/19 (b)	3,915,000	3,928,585
Sumitomo Mitsui Banking Corp. 1.950%, 07/23/18 (b)	4,000,000	3,996,640
Toronto-Dominion Bank (The) 2.250%, 11/05/19	4,000,000	4,020,680
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,051,840
UBS AG 4.875%, 08/04/20	3,500,000	3,778,600
Wachovia Corp. 5.750%, 06/15/17	700,000	713,332
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	4,020,760
3.000%, 01/22/21 (b)	3,400,000	3,446,614
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,209,206
Westpac Banking Corp. 1.950%, 11/23/18	3,000,000	3,004,560

		147,707,087

Beverages—0.8%
Anheuser-Busch Cos. LLC 6.450%, 09/01/37	880,000	1,119,536
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18 (b)	3,500,000	3,490,375
4.900%, 02/01/46	7,800,000	8,397,870

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	$290,505
3.200%, 11/01/23 (b)	3,000,000	3,082,680
Pepsi Bottling Group, Inc. (The) 7.000%, 03/01/29	300,000	410,454
PepsiCo, Inc. 3.600%, 03/01/24 (b)	3,975,000	4,146,522
5.000%, 06/01/18	1,000,000	1,049,800

		21,987,742

Biotechnology—0.4%
Amgen, Inc. 5.700%, 02/01/19	850,000	913,470
6.150%, 06/01/18	1,650,000	1,749,445
Celgene Corp. 4.625%, 05/15/44	4,000,000	3,940,280
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,042,030

		9,645,225

Chemicals—0.6%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,908,400
9.400%, 05/15/39	650,000	1,009,398
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,138,100
6.000%, 07/15/18 (b)	1,000,000	1,061,290
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	4,400,000	4,103,132
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,029,083
Praxair, Inc. 3.000%, 09/01/21	3,950,000	4,029,000

		15,278,403

Computers—0.6%
Apple, Inc. 2.250%, 02/23/21	3,000,000	2,997,030
2.400%, 05/03/23	2,072,000	2,020,345
4.450%, 05/06/44	2,944,000	3,058,580
HP, Inc. 4.650%, 12/09/21 (b)	3,600,000	3,840,876
International Business Machines Corp. 4.000%, 06/20/42 (b)	3,200,000	3,199,296
8.375%, 11/01/19	425,000	499,243

		15,615,370

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 2.300%, 02/06/22	3,600,000	3,596,112

Diversified Financial Services—1.0%
Air Lease Corp. 2.625%, 09/04/18 (b)	4,000,000	4,022,160

Diversified Financial Services—(Continued)
American Express Co. 7.000%, 03/19/18	3,000,000	3,185,490
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,845,010
BlackRock, Inc. 3.500%, 03/18/24	3,800,000	3,920,878
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,841,318
HSBC Finance Corp. 6.676%, 01/15/21	3,500,000	3,936,135
National Rural Utilities Cooperative Finance Corp. 10.375%, 11/01/18	2,900,000	3,343,874
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,480,542
Visa, Inc. 2.800%, 12/14/22	3,000,000	3,011,610

		27,587,017

Electric—1.6%
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44 (b)	3,800,000	4,113,348
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43 (b)	3,070,000	2,988,062
5.850%, 04/01/18	855,000	897,981
Dominion Resources, Inc. 6.400%, 06/15/18	1,750,000	1,857,187
DTE Electric Co. 3.700%, 03/15/45 (b)	4,000,000	3,842,720
Duke Energy Carolinas LLC 5.300%, 02/15/40 (b)	2,000,000	2,362,800
Duke Energy Corp. 3.050%, 08/15/22 (b)	4,000,000	4,022,720
Exelon Corp. 5.625%, 06/15/35 (b)	1,500,000	1,665,375
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,144,397
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,425,393
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,850,826
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,828,698
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,289,473
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	3,885,894
PacifiCorp 2.950%, 02/01/22	2,800,000	2,839,480
PPL Capital Funding, Inc. 3.400%, 06/01/23	4,000,000	4,017,120
PSEG Power LLC 8.625%, 04/15/31 (b)	1,000,000	1,218,440

		43,249,914

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19	1,800,000	$1,941,426

Electronics—0.1%
Koninklijke Philips NV 5.750%, 03/11/18	900,000	945,279
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,659,600

		2,604,879

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,617,201

Food—0.6%
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,825,936
Kraft Heinz Foods Co. 3.000%, 06/01/26	3,300,000	3,095,697
Kroger Co. (The) 3.300%, 01/15/21	3,900,000	3,997,929
Mondelez International, Inc. 5.375%, 02/10/20	1,800,000	1,949,652
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,357,304
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,948,590

		15,175,108

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24 (b)	1,800,000	2,288,988

Gas—0.2%
Nisource Finance Corp. 4.800%, 02/15/44 (b)	4,000,000	4,191,040
Sempra Energy 6.150%, 06/15/18	900,000	950,571

		5,141,611

Healthcare-Products—0.6%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	3,050,490
5.125%, 04/01/19	1,073,000	1,142,198
Becton Dickinson & Co. 4.685%, 12/15/44 (b)	3,500,000	3,621,065
Medtronic, Inc. 4.000%, 04/01/43	3,900,000	3,783,975
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,577,701

		15,175,429

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,950,050

Healthcare-Services—(Continued)
Anthem, Inc. 5.850%, 01/15/36	1,800,000	2,030,922
Cigna Corp. 5.375%, 02/15/42	3,000,000	3,334,290
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,021,657
UnitedHealth Group, Inc. 3.750%, 07/15/25 (b)	3,600,000	3,734,568

		14,071,487

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	514,424

Insurance—1.0%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	3,070,973
Allstate Corp. (The) 6.900%, 05/15/38	150,000	200,054
7.450%, 05/16/19 (b)	1,700,000	1,897,795
American International Group, Inc. 3.300%, 03/01/21	3,000,000	3,069,510
5.850%, 01/16/18	1,800,000	1,875,780
AXA S.A. 8.600%, 12/15/30	1,165,000	1,603,832
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	2,900,000	2,879,236
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,076,432
Chubb INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	4,070,520
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	910,158
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	4,000,000	4,086,680
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,767,399

		26,508,369

Internet—0.1%
Amazon.com, Inc. 3.800%, 12/05/24 (b)	3,800,000	3,985,364

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,086,250

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18	1,757,000	1,960,636

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,936,896

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—1.0%
21st Century Fox America, Inc. 6.550%, 03/15/33 (b)	1,950,000	$2,359,520
Comcast Corp. 4.650%, 07/15/42	3,670,000	3,866,088
5.650%, 06/15/35	1,500,000	1,784,175
6.950%, 08/15/37	3,400,000	4,649,568
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,919,466
Historic TW, Inc. 6.875%, 06/15/18	1,800,000	1,928,754
Thomson Reuters Corp. 6.500%, 07/15/18 (b)	800,000	853,256
Time Warner Cable LLC 5.000%, 02/01/20 (b)	1,900,000	2,011,625
6.550%, 05/01/37 (b)	100,000	113,250
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	473,575
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,060,244
7.700%, 05/01/32	685,000	933,813
Viacom, Inc. 4.375%, 03/15/43	3,500,000	2,793,385
Walt Disney Co. (The) 2.750%, 08/16/21	1,930,000	1,964,605

		26,711,324

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	3,297,875
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,982,916
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	1,897,349

		7,178,140

Miscellaneous Manufacturing—0.4%
General Electric Co. 3.375%, 03/11/24 (b)	2,900,000	2,980,823
5.250%, 12/06/17	1,800,000	1,865,448
5.300%, 02/11/21 (b)	1,915,000	2,120,269
6.750%, 03/15/32	1,250,000	1,670,975
7.500%, 08/21/35 (b)	100,000	133,991
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,197,228

		9,968,734

Multi-National—1.5%
Asian Development Bank 1.625%, 08/26/20	4,000,000	3,969,600
European Bank for Reconstruction & Development 1.000%, 06/15/18	3,564,000	3,547,071
European Investment Bank 1.625%, 06/15/17	1,975,000	1,979,957
2.500%, 10/15/24	3,800,000	3,784,382
4.000%, 02/16/21	1,700,000	1,824,899

Multi-National—(Continued)
European Investment Bank 4.875%, 02/15/36	3,700,000	4,601,505
5.125%, 05/30/17	1,750,000	1,778,663
Inter-American Development Bank 2.125%, 01/15/25	3,900,000	3,782,064
2.375%, 08/15/17	2,000,000	2,014,228
6.800%, 10/15/25	500,000	632,696
7.000%, 06/15/25	200,000	261,564
International Bank for Reconstruction & Development 2.125%, 03/03/25	3,000,000	2,897,520
7.625%, 01/19/23 (b)	2,970,000	3,848,556
8.875%, 03/01/26	535,000	785,976
International Finance Corp. 1.750%, 09/04/18	2,975,000	2,994,427

		38,703,108

Office/Business Equipment—0.1%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,679,489

Oil & Gas—1.6%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	387,120
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	3,974,802
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,052,846
Chevron Corp. 3.191%, 06/24/23 (b)	3,025,000	3,094,212
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,814,895
ConocoPhillips Holding Co. 6.950%, 04/15/29 (b)	700,000	880,348
Hess Corp. 8.125%, 02/15/19	1,630,000	1,809,300
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,170,000
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,235,196
Petroleos Mexicanos 6.625%, 06/15/35 (b)	3,400,000	3,368,448
Shell International Finance B.V. 1.875%, 05/10/21 (b)	5,000,000	4,884,550
4.300%, 09/22/19	1,000,000	1,060,340
4.375%, 05/11/45	1,900,000	1,926,068
Statoil ASA 3.250%, 11/10/24 (b)	3,100,000	3,138,533
6.700%, 01/15/18	300,000	315,174
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,644,175
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,970,690
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,748,400

		42,475,097

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.1%
Halliburton Co. 3.500%, 08/01/23	4,000,000	$4,063,360

Pharmaceuticals—1.3%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,025,248
Actavis Funding SCS 2.350%, 03/12/18	3,900,000	3,922,269
AstraZeneca plc 4.000%, 09/18/42 (b)	1,200,000	1,141,248
Express Scripts Holding Co. 4.500%, 02/25/26 (b)	2,700,000	2,781,108
6.125%, 11/15/41	313,000	359,540
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,775,780
Johnson & Johnson 5.950%, 08/15/37	910,000	1,198,133
6.950%, 09/01/29	250,000	339,943
Merck & Co., Inc. 2.400%, 09/15/22 (b)	4,000,000	3,947,600
6.550%, 09/15/37	1,000,000	1,347,140
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	368,781
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	963,279
Sanofi 4.000%, 03/29/21	2,775,000	2,947,161
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	3,000,000	2,803,050
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23 (b)	3,000,000	2,823,660
Wyeth LLC 5.950%, 04/01/37 (b)	3,300,000	4,153,677

		34,897,617

Pipelines—0.9%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	272,261
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	3,000,000	3,367,260
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	2,050,406
5.150%, 03/15/45	2,600,000	2,490,826
Enterprise Products Operating LLC 3.950%, 02/15/27 (b)	3,800,000	3,884,854
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,178,420
Plains All American Pipeline L.P. / PAA Finance Corp. 6.500%, 05/01/18 (b)	2,485,000	2,629,627
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,224,741
7.625%, 04/01/37	640,000	774,541
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,224,386

Pipelines—(Continued)
Williams Partners L.P. 5.250%, 03/15/20	3,575,000	3,827,145

		24,924,467

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	954,712
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,025,077
ERP Operating L.P. 5.750%, 06/15/17	900,000	917,634
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,821,780
Kimco Realty Corp. 6.875%, 10/01/19	550,000	615,676
Simon Property Group L.P. 3.300%, 01/15/26 (b)	3,800,000	3,773,438

		12,108,317

Retail—1.1%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	469,294
CVS Health Corp. 2.250%, 12/05/18	3,930,000	3,963,287
Home Depot, Inc. (The) 2.000%, 04/01/21	3,000,000	2,974,410
4.400%, 04/01/21 (b)	1,450,000	1,568,740
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,291,490
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	4,600,000	3,795,184
McDonald’s Corp. 3.700%, 01/30/26 (b)	6,000,000	6,103,021
5.350%, 03/01/18	885,000	922,321
Target Corp. 6.350%, 11/01/32	708,000	896,016
Wal-Mart Stores, Inc. 2.550%, 04/11/23	4,000,000	3,960,760
5.250%, 09/01/35	935,000	1,122,122
5.625%, 04/15/41	1,900,000	2,352,618
Walgreen Co. 5.250%, 01/15/19	225,000	237,852

		29,657,115

Semiconductors—0.2%
Intel Corp. 2.700%, 12/15/22	2,000,000	2,005,680
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	4,070,440

		6,076,120

Software—1.0%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,361,040

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Fidelity National Information Services, Inc. 2.850%, 10/15/18	4,000,000	$4,067,440
Microsoft Corp. 2.000%, 11/03/20	3,000,000	3,002,370
3.125%, 11/03/25 (b)	5,100,000	5,153,856
4.200%, 06/01/19	2,700,000	2,866,212
Oracle Corp. 2.375%, 01/15/19	3,885,000	3,940,595
4.125%, 05/15/45	4,200,000	4,092,018

		25,483,531

Telecommunications—1.6%
America Movil S.A.B. de C.V. 5.625%, 11/15/17 (b)	2,700,000	2,787,799
AT&T Mobility LLC 7.125%, 12/15/31	100,000	124,959
AT&T, Inc. 2.450%, 06/30/20	4,100,000	4,068,020
5.000%, 03/01/21	2,600,000	2,795,130
5.500%, 02/01/18	3,500,000	3,637,655
5.800%, 02/15/19	1,700,000	1,824,967
6.300%, 01/15/38	1,300,000	1,482,325
British Telecommunications plc 9.125%, 12/15/30	1,000,000	1,520,100
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,444,060
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,458,750
Orange S.A. 5.500%, 02/06/44 (b)	2,400,000	2,763,840
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	862,184
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,431,419
Verizon Communications, Inc. 4.600%, 04/01/21	2,400,000	2,574,648
5.150%, 09/15/23	3,510,000	3,874,584
6.100%, 04/15/18 (b)	1,600,000	1,690,944
6.550%, 09/15/43	3,304,000	4,129,570
Verizon New York, Inc. 7.375%, 04/01/32	500,000	591,686
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,442,899

		42,505,539

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	3,964,974
CSX Corp. 6.150%, 05/01/37	1,600,000	1,948,640
7.900%, 05/01/17	500,000	510,596
FedEx Corp. 8.000%, 01/15/19	675,000	754,373
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,929,804

Transportation—(Continued)
Norfolk Southern Corp. 5.590%, 05/17/25	28,000	31,736
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,565,520
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	815,670

		11,521,313

Total Corporate Bonds & Notes (Cost $728,911,235)		732,971,618

Foreign Government—2.1%

Banks—0.6%
KFW 0.875%, 04/19/18	3,500,000	3,480,820
1.500%, 02/06/19	5,000,000	4,997,550
1.625%, 03/15/21 (b)	3,500,000	3,433,815
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	3,500,000	3,351,005

		15,263,190

Electric—0.1%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,250,160

Provincial—0.3%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,928,000
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	302,145
Province of Ontario Canada 2.450%, 06/29/22 (b)	4,000,000	3,997,920
4.400%, 04/14/20	2,100,000	2,258,214
Province of Quebec Canada 7.500%, 07/15/23	350,000	441,588

		8,927,867

Sovereign—1.1%
Canada Government International Bonds 1.625%, 02/27/19	4,000,000	4,019,440
Colombia Government International Bonds 8.125%, 05/21/24 (b)	1,500,000	1,876,245
Japan Bank for International Cooperation 1.750%, 05/28/20	5,000,000	4,916,400
Mexico Government International Bonds 5.750%, 10/12/10 (b)	4,100,000	3,816,485
6.750%, 09/27/34 (b)	1,050,000	1,252,881
8.000%, 09/24/22	2,200,000	2,687,828
Panama Government International Bonds 5.200%, 01/30/20	1,370,000	1,473,038
Peruvian Government International Bonds 8.750%, 11/21/33 (b)	1,450,000	2,133,153
Philippine Government International Bonds 5.000%, 01/13/37	1,740,000	1,970,237

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Republic of Korea 7.125%, 04/16/19	4,900,000	$5,486,432

		29,632,139

Total Foreign Government (Cost $55,362,836)		55,073,356

Mortgage-Backed Securities—1.2%

Commercial Mortgage-Backed Securities—1.2%
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.902%, 07/10/50	1,835,000	1,906,308
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	3,939,726
5.812%, 12/10/49 (a)	1,853,163	1,868,145
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,864,764
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	2,982,136
3.377%, 05/10/45	2,750,000	2,862,173
4.243%, 08/10/46	966,000	1,039,030
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	3,993,483
JPMorgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	610,095	610,253
5.440%, 06/12/47	102,606	102,535
Morgan Stanley Bank of America Merrill Lynch Trust 3.544%, 01/15/49	3,850,000	3,921,456
3.732%, 05/15/48	3,750,000	3,889,538
Morgan Stanley Capital Trust 5.809%, 12/12/49	1,829,618	1,856,538
5.902%, 06/11/49 (a)	928,005	942,649
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,073,467

Total Mortgage-Backed Securities (Cost $33,270,227)		32,852,201

Municipals—0.7%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	2,210,000	3,181,825
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	2,898,720
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	2,000,000	2,480,420
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	3,500,000	5,054,665
Oregon School Boards Association, Build America Bonds 5.680%, 06/30/28	1,900,000	2,243,330
State of California General Obligation Unlimited, Build America Bonds 7.300%, 10/01/39	2,000,000	2,830,560
State of Illinois, Build America Bonds 5.100%, 06/01/33	1,230,000	1,087,099

Total Municipals (Cost $17,308,091)		19,776,619

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.1%
Capital Auto Receivables Asset Trust 1.610%, 06/20/19	830,000	831,694
1.940%, 01/21/20	2,000,000	2,009,451
Nissan Auto Receivables Owner Trust 0.750%, 07/15/19	332,373	332,173
Volkswagen Auto Loan Enhanced Trust 0.950%, 04/22/19	870,396	868,284

		4,041,602

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 5.750%, 07/15/20	1,960,000	2,022,606
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	5,048,272

		7,070,878

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust 4.250%, 12/25/31	52,522	52,524

Total Asset-Backed Securities (Cost $11,236,561)		11,165,004

Short-Term Investments—0.8%

Discount Notes—0.4%
Federal Home Loan Bank 0.338%, 01/06/17 (c)	6,400,000	6,399,795
0.466%, 01/23/17 (c)	2,000,000	1,999,578
0.482%, 01/20/17 (c)	800,000	799,857
0.488%, 01/27/17 (c)	1,600,000	1,599,595

		10,798,825

U.S. Treasury—0.4%
U.S. Treasury Bills 0.183%, 01/05/17 (c)	4,400,000	4,399,912
0.363%, 01/12/17 (c)	6,700,000	6,699,330

		11,099,242

Total Short-Term Investments (Cost $21,897,360)		21,898,067

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—9.3%

Security Description	Principal Amount*	Value

Certificates of Deposit—4.7%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (e)	4,000,000	$3,999,180
Bank of Montreal London
Zero Coupon, 01/12/17	4,996,816	4,999,086
Bank of Nova Scotia Houston 1.201%, 11/03/17 (e)	4,000,000	4,003,385
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (e)	1,300,000	1,300,026
Barclays New York 0.894%, 02/10/17 (e)	3,500,000	3,501,132
Chiba Bank, Ltd., New York 0.920%, 02/03/17	1,000,000	1,000,111
0.950%, 02/02/17	5,000,000	5,000,690
Cooperative Rabobank UA New York 1.278%, 10/13/17 (e)	500,000	500,113
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (e)	1,500,000	1,501,183
Credit Industriel et Commercial 1.245%, 04/05/17 (e)	300,000	300,162
Credit Suisse AG New York 1.335%, 04/03/17 (e)	300,000	300,066
1.364%, 04/11/17 (e)	1,500,000	1,500,327
1.364%, 05/12/17 (e)	5,000,000	5,000,520
DG Bank New York 0.940%, 01/12/17	750,000	750,040
0.950%, 01/03/17	250,000	250,002
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	2,800,000	2,799,510
DZ Bank AG New York 1.010%, 02/27/17	6,000,000	6,001,734
ING Bank NV 1.265%, 04/18/17 (e)	1,600,000	1,602,933
KBC Bank NV 1.000%, 01/04/17	250,000	250,000
1.050%, 01/17/17	1,000,000	1,000,120
KBC Brussells 1.050%, 01/27/17	6,675,000	6,676,268
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,795,870	1,799,226
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (e)	1,000,000	1,000,473
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (e)	1,000,000	1,000,301
1.436%, 04/18/17 (e)	1,400,000	1,400,440
National Australia Bank London 1.034%, 05/02/17 (e)	3,500,000	3,503,304
1.182%, 11/09/17 (e)	3,500,000	3,491,320
National Bank of Canada 0.650%, 01/06/17	12,000,000	12,000,480
Rabobank London 1.281%, 10/13/17 (e)	500,000	501,199
Royal Bank of Canada New York 1.145%, 04/04/17 (e)	500,000	499,872
1.281%, 10/13/17 (e)	500,000	500,388

Certificates of Deposit—(Continued)
Standard Chartered Bank New York 1.150%, 03/21/17	10,000,000	10,001,690
Sumitomo Bank New York 1.212%, 06/05/17 (e)	4,000,000	3,999,920
1.215%, 05/05/17 (e)	500,000	500,833
1.336%, 06/19/17 (e)	3,000,000	2,999,772
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	997,312	999,280
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (e)	500,000	500,255
1.395%, 04/12/17 (e)	1,000,000	1,001,140
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (e)	4,000,000	3,999,420
1.351%, 04/26/17 (e)	3,000,000	3,000,354
1.364%, 04/10/17 (e)	1,000,000	1,000,387
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	2,000,000	2,000,348
UBS, Stamford 1.084%, 05/12/17 (e)	1,600,000	1,599,878
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	2,100,000	2,100,588
1.264%, 10/26/17 (e)	2,100,000	2,101,434

		123,737,690

Commercial Paper—1.7%
ABN AMRO Funding USA 0.910%, 01/11/17	498,863	499,845
Atlantic Asset Securitization LLC 0.990%, 01/12/17	399,010	399,870
1.040%, 02/03/17	498,483	499,564
Commonwealth Bank Australia 1.236%, 10/23/17 (e)	2,000,000	2,001,124
Den Norske ASA 1.206%, 04/27/17 (e)	4,000,000	4,000,212
Erste Abwicklungsanstalt 1.014%, 03/10/17 (e)	4,500,000	4,500,027
HSBC plc 1.216%, 04/25/17 (e)	4,000,000	3,999,828
Kells Funding LLC 1.040%, 01/19/17	697,533	699,725
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
0.950%, 01/03/17	498,839	499,946
1.160%, 03/20/17	4,985,339	4,987,524
National Australia Bank, Ltd. 1.288%, 12/06/17 (e)	2,750,000	2,750,005
Ridgefield Funding Co. LLC 1.000%, 01/03/17	498,750	499,971
Sheffield Receivables Co. 1.050%, 01/06/17	398,903	399,948
Starbird Funding Corp. 0.930%, 02/10/17	748,063	749,281
1.240%, 06/13/17 (e)	8,000,000	7,999,352
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,996,900	2,999,664

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Versailles Commercial Paper LLC 1.000%, 01/31/17	3,989,333	$3,996,992
1.050%, 01/17/17	199,393	199,911
Victory Receivables Corp. 1.050%, 01/04/17	249,278	249,982
Westpac Banking Corp. 1.232%, 10/20/17 (e)	2,100,000	2,103,667

		45,035,821

Repurchase Agreements—2.7%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,000,099 on 01/03/17, collateralized by $1,008,737 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $600,063 on 01/03/17, collateralized by $612,540 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $612,003.	600,000	600,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $18,499,813 on 01/03/17, collateralized by various Common Stock with a value of $20,552,652.	18,490,000	18,490,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $2,008,387 on 03/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $4,427,811 on 01/03/17, collateralized by $22,785,221 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $4,516,137.	4,427,585	4,427,585
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,100,124 on 01/03/17, collateralized by $1,088,291 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,122,568.	1,100,000	1,100,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $22,608,287 on 01/06/17, collateralized by $22,359,426 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $23,063,679.	22,600,000	22,600,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,121,006 on 04/03/17, collateralized by various Common Stock with a value of $4,510,000.	4,100,000	4,100,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $5,000,833 on 01/05/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $10,001,653 on 01/03/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,400,106 on 01/03/17, collateralized by $2,054,310 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,428,000.	1,400,000	1,400,000

		70,717,585

Time Deposits—0.2%
OP Corporate Bank plc 1.010%, 01/04/17	1,500,000	1,500,000
1.200%, 01/23/17	2,500,000	2,500,000
Shinkin Central Bank 1.200%, 01/27/17	500,000	500,000
1.220%, 01/26/17	2,000,000	2,000,000

		6,500,000

Total Securities Lending Reinvestments (Cost $245,970,571)		245,991,096

Total Investments—109.1% (Cost $2,869,877,483) (f)		2,903,413,923
Other assets and liabilities (net)—(9.1)%		(242,493,480)

Net Assets—100.0%		$2,660,920,443

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Schedule of Investments as of December 31, 2016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $239,694,405 and the collateral received consisted of cash in the amount of $245,930,811. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,902,254,876. The aggregate unrealized appreciation and depreciation of investments were $49,799,467 and $(48,640,420), respectively, resulting in net unrealized appreciation of $1,159,047 for federal income tax purposes.
(ACES)—Alternative	Credit Enhancement Securities
(ARM)—Adjustable-Rate	Mortgage

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,783,685,962	$—	$1,783,685,962
Total Corporate Bonds & Notes*	—	732,971,618	—	732,971,618
Total Foreign Government*	—	55,073,356	—	55,073,356
Total Mortgage-Backed Securities*	—	32,852,201	—	32,852,201
Total Municipals	—	19,776,619	—	19,776,619
Total Asset-Backed Securities*	—	11,165,004	—	11,165,004
Short-Term Investments
Discount Notes	—	10,798,825	—	10,798,825
U.S. Treasury	—	11,099,242	—	11,099,242
Total Short-Term Investments	—	21,898,067	—	21,898,067
Total Securities Lending Reinvestments*	—	245,991,096	—	245,991,096
Total Investments	$—	$2,903,413,923	$—	$2,903,413,923

Collateral for Securities Loaned (Liability)	$—	$(245,930,811)	$—	$(245,930,811)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,903,413,923
Cash	105,749
Receivable for:
Investments sold	23,016,533
Fund shares sold	6,961,181
Interest	17,853,175
Prepaid expenses	7,863

Total Assets	2,951,358,424
Liabilities
Collateral for securities loaned	245,930,811
Payables for:
Investments purchased	41,856,548
Fund shares redeemed	1,387,303
Accrued Expenses:
Management fees	540,541
Distribution and service fees	294,966
Deferred trustees’ fees	91,656
Other expenses	336,156

Total Liabilities	290,437,981

Net Assets	$2,660,920,443

Net Assets Consist of:
Paid in surplus	$2,630,531,378
Undistributed net investment income	75,280,892
Accumulated net realized loss	(78,428,267)
Unrealized appreciation on investments	33,536,440

Net Assets	$2,660,920,443

Net Assets
Class A	$1,299,152,481
Class B	974,549,439
Class E	61,506,134
Class G	325,712,389
Capital Shares Outstanding*
Class A	119,501,205
Class B	91,545,141
Class E	5,689,737
Class G	30,699,136
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.87
Class B	10.65
Class E	10.81
Class G	10.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,869,877,483.
(b)	Includes securities loaned at value of $239,694,405.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest	$70,387,309
Securities lending income	302,527
Other income (a)	124,104

Total investment income	70,813,940
Expenses
Management fees	6,661,833
Administration fees	86,547
Custodian and accounting fees	216,322
Distribution and service fees—Class B	2,486,439
Distribution and service fees—Class E	97,293
Distribution and service fees—Class G	980,986
Audit and tax services	88,438
Legal	33,031
Trustees’ fees and expenses	45,248
Shareholder reporting	228,007
Insurance	16,872
Miscellaneous	24,895

Total expenses	10,965,911
Less management fee waiver	(224,710)

Net expenses	10,741,201

Net Investment Income	60,072,739

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	4,607,161

Net change in unrealized depreciation on investments	(9,700,851)

Net realized and unrealized loss	(5,093,690)

Net Increase in Net Assets From Operations	$54,979,049

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,072,739	$56,527,042
Net realized gain	4,607,161	1,373,336
Net change in unrealized depreciation	(9,700,851)	(55,044,718)

Increase in net assets from operations	54,979,049	2,855,660

From Distributions to Shareholders
Net investment income
Class A	(35,505,596)	(31,869,029)
Class B	(25,827,980)	(27,379,615)
Class E	(1,710,890)	(2,026,136)
Class G	(8,916,198)	(6,508,764)

Total distributions	(71,960,664)	(67,783,544)

Increase in net assets from capital share transactions	202,342,319	235,033,876

Total increase in net assets	185,360,704	170,105,992

Net Assets
Beginning of period	2,475,559,739	2,305,453,747

End of period	$2,660,920,443	$2,475,559,739

Undistributed net investment income
End of period	$75,280,892	$71,761,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	14,977,122	$167,041,241	22,094,159	$245,862,213
Reinvestments	3,198,702	35,505,596	2,931,833	31,869,029
Redemptions	(6,472,663)	(72,124,890)	(7,121,088)	(79,138,007)

Net increase	11,703,161	$130,421,947	17,904,904	$198,593,235

Class B
Sales	6,937,312	$75,769,716	6,433,633	$70,248,315
Reinvestments	2,373,895	25,827,980	2,566,037	27,379,615
Redemptions	(8,757,227)	(95,246,249)	(8,707,427)	(94,405,934)

Net increase	553,980	$6,351,447	292,243	$3,221,996

Class E
Sales	218,707	$2,421,191	205,493	$2,278,438
Reinvestments	154,832	1,710,890	187,258	2,026,136
Redemptions	(858,121)	(9,490,766)	(1,116,025)	(12,326,766)

Net decrease	(484,582)	$(5,358,685)	(723,274)	$(8,022,192)

Class G
Sales	15,083,718	$163,746,308	7,491,067	$81,485,884
Reinvestments	821,769	8,916,198	611,726	6,508,764
Redemptions	(9,352,634)	(101,734,896)	(4,315,187)	(46,753,811)

Net increase	6,552,853	$70,927,610	3,787,606	$41,240,837

Increase derived from capital shares transactions		$202,342,319		$235,033,876

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.92	$11.22	$10.93	$11.59	$11.58

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.28	0.29	0.29	0.34
Net realized and unrealized gain (loss) on investments	(0.01)	(0.25)	0.33	(0.55)	0.10

Total from investment operations	0.26	0.03	0.62	(0.26)	0.44

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.33)	(0.40)	(0.43)

Total distributions	(0.31)	(0.33)	(0.33)	(0.40)	(0.43)

Net Asset Value, End of Period	$10.87	$10.92	$11.22	$10.93	$11.59

Total Return (%) (b)	2.35	0.25	5.81	(2.33)	3.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.29
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.28	0.28	0.28
Ratio of net investment income to average net assets (%)	2.39	2.48	2.62	2.65	2.92
Portfolio turnover rate (%)	16	18	13	18	24
Net assets, end of period (in millions)	$1,299.2	$1,177.2	$1,008.2	$797.4	$637.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.70	$10.99	$10.72	$11.37	$11.37

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.24	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	0.32	(0.54)	0.10

Total from investment operations	0.24	0.01	0.58	(0.28)	0.40

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.31)	(0.37)	(0.40)

Total distributions	(0.29)	(0.30)	(0.31)	(0.37)	(0.40)

Net Asset Value, End of Period	$10.65	$10.70	$10.99	$10.72	$11.37

Total Return (%) (b)	2.14	0.09	5.48	(2.53)	3.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.54
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.53	0.53	0.53
Ratio of net investment income to average net assets (%)	2.14	2.23	2.37	2.40	2.67
Portfolio turnover rate (%)	16	18	13	18	24
Net assets, end of period (in millions)	$974.5	$973.6	$997.1	$964.2	$934.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.86	$11.15	$10.87	$11.52	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.27	0.28	0.32
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	0.33	(0.55)	0.09

Total from investment operations	0.24	0.02	0.60	(0.27)	0.41

Less Distributions
Distributions from net investment income	(0.29)	(0.31)	(0.32)	(0.38)	(0.41)

Total distributions	(0.29)	(0.31)	(0.32)	(0.38)	(0.41)

Net Asset Value, End of Period	$10.81	$10.86	$11.15	$10.87	$11.52

Total Return (%) (b)	2.19	0.19	5.58	(2.41)	3.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.44
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.43	0.43	0.43
Ratio of net investment income to average net assets (%)	2.24	2.33	2.47	2.50	2.77
Portfolio turnover rate (%)	16	18	13	18	24
Net assets, end of period (in millions)	$61.5	$67.0	$76.9	$82.2	$88.1
	Class G
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.67	$10.97	$10.70	$11.35	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.24	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.00	(0.25)	0.33	(0.54)	0.10

Total from investment operations	0.23	(0.01)	0.58	(0.28)	0.40

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.31)	(0.37)	(0.40)

Total distributions	(0.29)	(0.29)	(0.31)	(0.37)	(0.40)

Net Asset Value, End of Period	$10.61	$10.67	$10.97	$10.70	$11.35

Total Return (%) (b)	2.09	(0.06)	5.46	(2.57)	3.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	2.09	2.18	2.32	2.35	2.62
Portfolio turnover rate (%)	16	18	13	18	24
Net assets, end of period (in millions)	$325.7	$257.7	$223.3	$169.1	$157.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-24

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-25

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 70,717,585. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial

MSF-26

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016—(Continued)

paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(85,864,954)	$—	$—	$—	$(85,864,954)
Foreign Government	(12,060,285)	—	—	—	(12,060,285)
U.S. Treasury & Government Agencies	(148,005,572)	—	—	—	(148,005,572)
Total	$(245,930,811)	$—	$—	$—	$(245,930,811)
Total Borrowings	$(245,930,811)	$—	$—	$—	$(245,930,811)
Gross amount of recognized liabilities for securities lending transactions					$(245,930,811)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-27

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$466,823,753	$176,421,130	$355,509,903	$77,626,084

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $6,661,833.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $599,710.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-28

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$71,960,664	$67,783,544	$—	$—	$71,960,664	$67,783,544

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$75,372,548	$—	$1,159,047	$(9,934,932)	$(36,115,942)	$30,480,721

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, $6,670,752 of capital loss carryforwards expired.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses of $6,088,888, post-enactment long-term accumulated capital losses of $30,027,054, and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$9,934,932

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-29

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Aggregate Bond Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Aggregate Bond Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Aggregate Bond Index Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-30

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-31

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-32

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-33

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-34

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-35

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and three-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-36

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-37

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-38

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-39

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MSF-40

Metropolitan Series Fund

MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MSF-41

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 20.43%, 20.14%, 20.26%, and 20.08%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 20.74%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were mixed in the first half of 2016 on uncertainty about a global economic slowdown, potential Federal Reserve Bank (the “Fed”) interest rate hikes, the U.S. Presidential election, and Brexit. However, equity indexes rallied in the second half of the year on easy monetary policies and strong macroeconomic data. Equity markets also benefited from central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Fed lowered the expected number of rate increases for 2016. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and continued to trend higher as concerns about the referendum abated and volatility declined. U.S. equity markets reached new all-time highs in December, following Donald Trump’s surprise victory and optimism surrounding the incoming U.S. administration’s agenda. Equity markets also benefited from better than expected macroeconomic data, including U.S. durable goods orders, U.S. consumer sentiment and U.S. home sales. Factors that weighed on the equity markets included the Fed’s decision in December to raise interest rates, diplomatic tensions between the U.S. and other major world powers and terrorism concerns.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50% through November. In December, the Committee raised the target range for the Federal Funds Rate to 0.50% to 0.75%. The Committee stated that the labor market had continued to strengthen and that economic activity had been expanding at a moderate pace since mid-year. The Committee also stated that job gains have been solid in recent months and that the unemployment rate had declined.

Ten of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Financials (27.1% beginning weight in the benchmark), up 30.6%, was the best performing sector and had the largest positive impact on the benchmark return. Industrials (15.1% beginning weight), up 28.7%, and Information Technology (16.7% beginning weight), up 21.4%, were the next best-performing sectors. Real Estate (11.8% beginning weight), down 3.0%, was the worst-performing sector. Please note, the Real Estate sector was created on August 31, 2016, by moving Real Estate companies and Real Estate Investment Trusts out of the Financials sector.

The stocks with the largest positive impact on the benchmark return for the year were Advanced Micro Devices, up 295.1%; Steel Dynamics, up 103.4%; and Idexx Laboratories, up 60.8%. The stocks with the largest negative impact were Tenet Healthcare, down 53.0%; Jones Lang Lasalle, down 36.4%; and Alaska Air Group, down 18.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	20.43	15.05	8.94	—
Class B	20.14	14.77	8.67	—
Class E	20.26	14.88	8.78	—
Class G	20.08	14.72	—	16.71
S&P MidCap 400 Index	20.74	15.33	9.16	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.5
IDEXX Laboratories, Inc.	0.6
WhiteWave Foods Co. (The)	0.6
Duke Realty Corp.	0.6
Alleghany Corp.	0.5
Ingredion, Inc.	0.5
SVB Financial Group	0.5
CDK Global, Inc.	0.5
Synopsys, Inc.	0.5
Everest Re Group, Ltd.	0.5

Top Sectors

% of Net Assets
Financials	18.8
Information Technology	16.8
Industrials	14.1
Consumer Discretionary	10.7
Real Estate	10.0
Health Care	7.2
Materials	7.0
Utilities	5.1
Consumer Staples	4.1
Energy	3.8

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.29%	$1,000.00	$1,117.10	$1.54
	Hypothetical*	0.29%	$1,000.00	$1,023.68	$1.48

Class B(a)	Actual	0.54%	$1,000.00	$1,116.20	$2.87
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

Class E(a)	Actual	0.44%	$1,000.00	$1,116.10	$2.34
	Hypothetical*	0.44%	$1,000.00	$1,022.93	$2.24

Class G(a)	Actual	0.59%	$1,000.00	$1,115.70	$3.14
	Hypothetical*	0.59%	$1,000.00	$1,022.17	$3.00

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
BE Aerospace, Inc.	64,083	$3,857,156
Curtiss-Wright Corp.	27,897	2,743,949
Esterline Technologies Corp. (a) (b)	18,654	1,663,937
Huntington Ingalls Industries, Inc.	29,244	5,386,452
KLX, Inc. (a)	33,231	1,499,050
Orbital ATK, Inc.	36,933	3,240,132
Teledyne Technologies, Inc. (a) (b)	22,038	2,710,674
Triumph Group, Inc. (b)	31,252	828,178

		21,929,528

Airlines—0.4%
JetBlue Airways Corp. (a)	204,185	4,577,828

Auto Components—0.5%
Dana, Inc.	90,712	1,721,714
Gentex Corp.	180,708	3,558,140

		5,279,854

Automobiles—0.3%
Thor Industries, Inc.	30,182	3,019,709

Banks—6.9%
Associated Banc-Corp.	93,393	2,306,807
BancorpSouth, Inc. (b)	53,752	1,668,999
Bank of Hawaii Corp. (b)	26,928	2,388,244
Bank of the Ozarks, Inc.	57,308	3,013,828
Cathay General Bancorp (b)	46,772	1,778,739
Chemical Financial Corp.	44,495	2,410,294
Commerce Bancshares, Inc. (b)	55,012	3,180,244
Cullen/Frost Bankers, Inc. (b)	35,342	3,118,225
East West Bancorp, Inc. (b)	90,925	4,621,718
First Horizon National Corp. (b)	147,106	2,943,591
FNB Corp.	131,618	2,109,836
Fulton Financial Corp. (b)	109,286	2,054,577
Hancock Holding Co. (b)	52,396	2,258,267
International Bancshares Corp.	36,612	1,493,770
MB Financial, Inc.	44,807	2,116,235
PacWest Bancorp	75,863	4,129,982
PrivateBancorp, Inc. (b)	50,256	2,723,373
Prosperity Bancshares, Inc. (b)	43,825	3,145,758
Signature Bank (a)	33,859	5,085,622
SVB Financial Group (a) (b)	32,853	5,639,546
Synovus Financial Corp.	77,136	3,168,747
TCF Financial Corp.	107,853	2,112,840
Trustmark Corp. (b)	42,653	1,520,579
UMB Financial Corp.	27,509	2,121,494
Umpqua Holdings Corp. (b)	138,890	2,608,354
Valley National Bancorp (b)	160,537	1,868,651
Webster Financial Corp. (b)	57,853	3,140,261

		74,728,581

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a)	5,700	968,145

Biotechnology—0.4%
United Therapeutics Corp. (a)	26,752	3,837,039

Building Products—0.8%
A.O. Smith Corp.	93,157	4,410,984
Lennox International, Inc. (b)	24,436	3,742,862

		8,153,846

Capital Markets—3.5%
CBOE Holdings, Inc.	51,268	3,788,193
Eaton Vance Corp. (b)	71,539	2,996,053
FactSet Research Systems, Inc. (b)	25,188	4,116,475
Federated Investors, Inc. - Class B (b)	58,664	1,659,018
Janus Capital Group, Inc.	89,839	1,192,164
Legg Mason, Inc. (b)	56,699	1,695,867
MarketAxess Holdings, Inc.	23,703	3,482,445
MSCI, Inc.	59,366	4,676,853
Raymond James Financial, Inc.	79,694	5,520,403
SEI Investments Co.	84,768	4,184,148
Stifel Financial Corp. (a)	41,788	2,087,311
Waddell & Reed Financial, Inc. - Class A (b)	52,230	1,019,007
WisdomTree Investments, Inc. (b)	72,262	804,999

		37,222,936

Chemicals—2.7%
Ashland Global Holdings, Inc.	39,215	4,285,807
Cabot Corp.	39,315	1,986,980
Minerals Technologies, Inc.	22,034	1,702,127
NewMarket Corp. (b)	5,830	2,470,987
Olin Corp. (b)	104,240	2,669,586
PolyOne Corp.	52,841	1,693,026
RPM International, Inc.	84,124	4,528,395
Scotts Miracle-Gro Co. (The) - Class A (b)	28,044	2,679,604
Sensient Technologies Corp. (b)	28,094	2,207,627
Valspar Corp. (The)	46,046	4,770,826

		28,994,965

Commercial Services & Supplies—1.3%
Clean Harbors, Inc. (a) (b)	32,941	1,833,167
Copart, Inc. (a) (b)	64,322	3,564,082
Deluxe Corp.	30,651	2,194,918
Herman Miller, Inc. (b)	37,830	1,293,786
HNI Corp. (b)	28,090	1,570,793
MSA Safety, Inc. (b)	19,679	1,364,345
Rollins, Inc. (b)	60,452	2,042,068

		13,863,159

Communications Equipment—1.5%
ARRIS International plc (a)	120,263	3,623,524
Brocade Communications Systems, Inc.	253,753	3,169,375
Ciena Corp. (a)	87,885	2,145,273
InterDigital, Inc. (b)	21,623	1,975,261
NetScout Systems, Inc. (a) (b)	57,756	1,819,314
Plantronics, Inc.	20,997	1,149,796
ViaSat, Inc. (a) (b)	32,487	2,151,289

		16,033,832

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—1.2%
AECOM (a)	97,098	$3,530,483
Dycom Industries, Inc. (a) (b)	19,846	1,593,436
EMCOR Group, Inc.	38,251	2,706,641
Granite Construction, Inc.	24,979	1,373,845
KBR, Inc.	89,983	1,501,816
Valmont Industries, Inc. (b)	14,198	2,000,498

		12,706,719

Construction Materials—0.3%
Eagle Materials, Inc.	30,414	2,996,691

Consumer Finance—0.3%
SLM Corp. (a)	270,118	2,976,700

Containers & Packaging—1.7%
AptarGroup, Inc. (b)	39,541	2,904,287
Bemis Co., Inc.	59,105	2,826,401
Greif, Inc. - Class A (b)	16,261	834,352
Owens-Illinois, Inc. (a)	102,301	1,781,060
Packaging Corp. of America	58,900	4,995,898
Silgan Holdings, Inc.	23,602	1,207,950
Sonoco Products Co. (b)	62,977	3,318,888

		17,868,836

Distributors—0.3%
Pool Corp.	26,074	2,720,561

Diversified Consumer Services—0.7%
DeVry Education Group, Inc.	35,942	1,121,391
Graham Holdings Co. - Class B	2,933	1,501,549
Service Corp. International	120,145	3,412,118
Sotheby’s (a) (b)	29,064	1,158,491

		7,193,549

Electric Utilities—1.8%
Great Plains Energy, Inc. (b)	135,791	3,713,884
Hawaiian Electric Industries, Inc.	68,448	2,263,575
IDACORP, Inc. (b)	31,790	2,560,684
OGE Energy Corp. (b)	125,957	4,213,262
PNM Resources, Inc. (b)	50,239	1,723,198
Westar Energy, Inc.	89,428	5,039,268

		19,513,871

Electrical Equipment—0.7%
EnerSys	27,392	2,139,315
Hubbell, Inc.	32,471	3,789,366
Regal-Beloit Corp.	28,232	1,955,066

		7,883,747

Electronic Equipment, Instruments & Components—3.9%
Arrow Electronics, Inc. (a)	56,504	4,028,735
Avnet, Inc.	80,499	3,832,558
Belden, Inc.	26,581	1,987,461
Cognex Corp.	54,031	3,437,452
IPG Photonics Corp. (a)	23,447	2,314,453

Electronic Equipment, Instruments & Components—(Continued)
Jabil Circuit, Inc. (b)	117,049	2,770,550
Keysight Technologies, Inc. (a)	107,183	3,919,682
Knowles Corp. (a)	55,961	935,108
Littelfuse, Inc. (b)	14,212	2,156,955
National Instruments Corp.	66,675	2,054,924
SYNNEX Corp.	18,315	2,216,481
Tech Data Corp. (a) (b)	22,215	1,881,166
Trimble, Inc. (a)	158,049	4,765,177
VeriFone Systems, Inc. (a) (b)	69,991	1,240,941
Vishay Intertechnology, Inc. (b)	84,422	1,367,637
Zebra Technologies Corp. - Class A (a)	33,296	2,855,465

		41,764,745

Energy Equipment & Services—1.5%
Diamond Offshore Drilling, Inc. (a) (b)	40,662	719,717
Dril-Quip, Inc. (a) (b)	23,703	1,423,365
Ensco plc - Class A	191,186	1,858,328
Nabors Industries, Ltd.	178,764	2,931,730
Noble Corp. plc (b)	153,412	908,199
Oceaneering International, Inc.	61,851	1,744,817
Oil States International, Inc. (a)	32,403	1,263,717
Patterson-UTI Energy, Inc.	93,416	2,514,759
Rowan Cos. plc - Class A (a) (b)	79,117	1,494,520
Superior Energy Services, Inc. (b)	95,705	1,615,500

		16,474,652

Equity Real Estate Investment Trusts—9.6%
Alexandria Real Estate Equities, Inc.	50,088	5,566,279
American Campus Communities, Inc.	83,318	4,146,737
Camden Property Trust (b)	55,176	4,638,646
Care Capital Properties, Inc. (b)	52,955	1,323,875
Communications Sales & Leasing, Inc. (b)	88,434	2,247,108
CoreCivic, Inc.	74,142	1,813,513
Corporate Office Properties Trust	59,768	1,865,957
Cousins Properties, Inc. (b)	215,860	1,836,969
DCT Industrial Trust, Inc.	57,412	2,748,887
Douglas Emmett, Inc. (b)	90,792	3,319,356
Duke Realty Corp.	223,713	5,941,817
Education Realty Trust, Inc. (b)	46,072	1,948,846
EPR Properties (b)	40,132	2,880,274
Equity One, Inc.	58,587	1,798,035
First Industrial Realty Trust, Inc. (b)	73,742	2,068,463
Healthcare Realty Trust, Inc.	73,087	2,215,998
Highwoods Properties, Inc.	63,207	3,224,189
Hospitality Properties Trust	103,608	3,288,518
Kilroy Realty Corp.	58,158	4,258,329
Lamar Advertising Co. - Class A (b)	52,168	3,507,776
LaSalle Hotel Properties	71,326	2,173,303
Liberty Property Trust (b)	92,712	3,662,124
Life Storage, Inc.	29,266	2,495,219
Mack-Cali Realty Corp.	56,568	1,641,603
Medical Properties Trust, Inc. (b)	201,987	2,484,440
National Retail Properties, Inc.	92,794	4,101,495
Omega Healthcare Investors, Inc.	123,081	3,847,512
Potlatch Corp.	25,556	1,064,407
Quality Care Properties, Inc. (a) (b)	59,031	914,980

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Rayonier, Inc.	77,281	$2,055,675
Regency Centers Corp.	65,906	4,544,219
Senior Housing Properties Trust	149,825	2,836,187
Tanger Factory Outlet Centers, Inc.	60,592	2,167,982
Taubman Centers, Inc.	38,115	2,817,842
Urban Edge Properties (b)	57,877	1,592,196
Washington Prime Group, Inc.	116,953	1,217,481
Weingarten Realty Investors	74,311	2,659,591

		102,915,828

Food & Staples Retailing—0.6%
Casey’s General Stores, Inc. (b)	24,712	2,937,763
Sprouts Farmers Market, Inc. (a)	84,383	1,596,526
United Natural Foods, Inc. (a) (b)	31,853	1,520,025

		6,054,314

Food Products—2.9%
Dean Foods Co.	57,077	1,243,137
Flowers Foods, Inc.	115,243	2,301,403
Hain Celestial Group, Inc. (The) (a)	65,247	2,546,590
Ingredion, Inc.	45,666	5,706,423
Lamb Weston Holdings, Inc. (a)	87,481	3,311,156
Lancaster Colony Corp.	12,281	1,736,411
Post Holdings, Inc. (a)	40,921	3,289,639
Snyder’s-Lance, Inc. (b)	53,979	2,069,555
Tootsie Roll Industries, Inc. (b)	10,959	435,620
TreeHouse Foods, Inc. (a)	35,782	2,583,103
WhiteWave Foods Co. (The) (a)	111,782	6,215,079

		31,438,116

Gas Utilities—2.0%
Atmos Energy Corp.	65,573	4,862,238
National Fuel Gas Co.	53,713	3,042,304
New Jersey Resources Corp. (b)	54,307	1,927,899
ONE Gas, Inc.	32,952	2,107,610
Southwest Gas Corp.	29,948	2,294,616
UGI Corp.	109,105	5,027,558
WGL Holdings, Inc. (b)	32,285	2,462,700

		21,724,925

Health Care Equipment & Supplies—3.6%
ABIOMED, Inc. (a) (b)	25,446	2,867,255
Align Technology, Inc. (a)	47,246	4,541,758
Globus Medical, Inc. - Class A (a) (b)	45,366	1,125,531
Halyard Health, Inc. (a) (b)	29,438	1,088,617
Hill-Rom Holdings, Inc.	37,717	2,117,432
IDEXX Laboratories, Inc. (a)	56,550	6,631,619
LivaNova plc (a) (b)	27,595	1,240,947
NuVasive, Inc. (a) (b)	31,756	2,139,084
ResMed, Inc. (b)	88,910	5,516,866
STERIS plc	53,737	3,621,336
Teleflex, Inc.	27,785	4,477,553
West Pharmaceutical Services, Inc.	46,159	3,915,668

		39,283,666

Health Care Providers & Services—1.7%
HealthSouth Corp. (b)	56,636	2,335,669
LifePoint Health, Inc. (a) (b)	25,327	1,438,574
MEDNAX, Inc. (a)	58,421	3,894,344
Molina Healthcare, Inc. (a) (b)	26,879	1,458,454
Owens & Minor, Inc. (b)	38,795	1,369,076
Tenet Healthcare Corp. (a) (b)	50,274	746,066
VCA, Inc. (a)	51,176	3,513,232
WellCare Health Plans, Inc. (a)	27,935	3,829,330

		18,584,745

Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc. (a) (b)	116,740	1,191,915

Hotels, Restaurants & Leisure—2.5%
Brinker International, Inc. (b)	31,319	1,551,230
Buffalo Wild Wings, Inc. (a) (b)	11,481	1,772,666
Cheesecake Factory, Inc. (The) (b)	27,821	1,665,921
Churchill Downs, Inc. (b)	7,857	1,182,086
Cracker Barrel Old Country Store, Inc. (b)	15,162	2,531,751
Domino’s Pizza, Inc.	30,325	4,828,953
Dunkin’ Brands Group, Inc. (b)	57,856	3,033,969
International Speedway Corp. - Class A	16,316	600,429
Jack in the Box, Inc.	20,395	2,276,898
Panera Bread Co. - Class A (a) (b)	13,771	2,824,294
Papa John’s International, Inc. (b)	16,752	1,433,636
Texas Roadhouse, Inc.	40,475	1,952,514
Wendy’s Co. (The) (b)	126,448	1,709,577

		27,363,924

Household Durables—1.4%
CalAtlantic Group, Inc. (b)	46,107	1,568,099
Helen of Troy, Ltd. (a)	17,581	1,484,715
KB Home	52,469	829,535
NVR, Inc. (a)	2,224	3,711,856
Tempur Sealy International, Inc. (a) (b)	31,771	2,169,324
Toll Brothers, Inc. (a)	94,125	2,917,875
TRI Pointe Group, Inc. (a) (b)	91,870	1,054,668
Tupperware Brands Corp. (b)	31,890	1,678,052

		15,414,124

Household Products—0.2%
Energizer Holdings, Inc.	38,939	1,737,069

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	40,682	4,486,818

Insurance—4.9%
Alleghany Corp. (a)	9,726	5,914,575
American Financial Group, Inc.	46,012	4,054,577
Aspen Insurance Holdings, Ltd.	37,980	2,088,900
Brown & Brown, Inc.	72,515	3,253,023
CNO Financial Group, Inc.	109,461	2,096,178
Endurance Specialty Holdings, Ltd.	40,507	3,742,847
Everest Re Group, Ltd.	25,780	5,578,792
First American Financial Corp.	69,266	2,537,214

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Genworth Financial, Inc. - Class A (a)	314,333	$1,197,609
Hanover Insurance Group, Inc. (The)	26,833	2,442,071
Kemper Corp. (b)	30,670	1,358,681
Mercury General Corp. (b)	23,008	1,385,312
Old Republic International Corp.	154,033	2,926,627
Primerica, Inc. (b)	28,888	1,997,605
Reinsurance Group of America, Inc.	40,499	5,095,989
RenaissanceRe Holdings, Ltd.	25,958	3,535,999
W.R. Berkley Corp. (b)	61,242	4,073,205

		53,279,204

Internet & Direct Marketing Retail—0.1%
HSN, Inc. (b)	20,079	688,710

Internet Software & Services—0.4%
comScore, Inc. (a)	28,489	899,683
j2 Global, Inc. (b)	30,282	2,477,068
WebMD Health Corp. (a) (b)	23,329	1,156,418

		4,533,169

IT Services—3.7%
Acxiom Corp. (a) (b)	48,860	1,309,448
Broadridge Financial Solutions, Inc.	75,105	4,979,462
Computer Sciences Corp.	88,815	5,277,387
Convergys Corp. (b)	60,152	1,477,333
CoreLogic, Inc. (a)	54,473	2,006,241
DST Systems, Inc.	20,174	2,161,644
Gartner, Inc. (a) (c)	52,104	5,266,151
Jack Henry & Associates, Inc.	49,261	4,373,392
Leidos Holdings, Inc.	90,096	4,607,509
MAXIMUS, Inc.	40,857	2,279,412
NeuStar, Inc. - Class A (a) (b)	34,420	1,149,628
Science Applications International Corp.	28,272	2,397,466
WEX, Inc. (a) (b)	24,259	2,707,304

		39,992,377

Leisure Products—0.7%
Brunswick Corp.	56,569	3,085,273
Polaris Industries, Inc. (b)	37,580	3,096,216
Vista Outdoor, Inc. (a)	37,092	1,368,695

		7,550,184

Life Sciences Tools & Services—0.9%
Bio-Rad Laboratories, Inc. - Class A (a)	13,092	2,386,410
Bio-Techne Corp.	23,532	2,419,795
Charles River Laboratories International, Inc. (a)	29,851	2,274,348
PAREXEL International Corp. (a)	33,597	2,207,995

		9,288,548

Machinery—4.7%
AGCO Corp. (b)	42,526	2,460,554
CLARCOR, Inc.	30,663	2,528,778
Crane Co.	31,447	2,267,958
Donaldson Co., Inc.	83,291	3,504,885

Machinery—(Continued)
Graco, Inc. (b)	35,121	2,918,204
IDEX Corp.	48,088	4,330,805
ITT, Inc.	55,629	2,145,610
Joy Global, Inc.	61,913	1,733,564
Kennametal, Inc. (b)	50,416	1,576,004
Lincoln Electric Holdings, Inc. (b)	39,147	3,001,400
Nordson Corp.	33,547	3,758,941
Oshkosh Corp.	46,967	3,034,538
Terex Corp.	66,793	2,105,983
Timken Co. (The)	44,171	1,753,589
Toro Co. (The)	68,946	3,857,529
Trinity Industries, Inc. (b)	96,031	2,665,821
Wabtec Corp. (b)	56,180	4,664,064
Woodward, Inc.	34,981	2,415,438

		50,723,665

Marine—0.2%
Kirby Corp. (a) (b)	33,967	2,258,806

Media—1.3%
AMC Networks, Inc. - Class A (a)	37,176	1,945,792
Cable One, Inc.	2,955	1,837,212
Cinemark Holdings, Inc. (b)	66,693	2,558,343
John Wiley & Sons, Inc. - Class A	28,341	1,544,585
Live Nation Entertainment, Inc. (a)	83,404	2,218,546
Meredith Corp. (b)	23,038	1,362,698
New York Times Co. (The) - Class A (b)	76,830	1,021,839
Time, Inc.	62,480	1,115,268

		13,604,283

Metals & Mining—2.0%
Allegheny Technologies, Inc. (b)	68,702	1,094,423
Carpenter Technology Corp. (b)	29,402	1,063,470
Commercial Metals Co. (b)	72,876	1,587,239
Compass Minerals International, Inc. (b)	21,310	1,669,638
Reliance Steel & Aluminum Co.	45,768	3,640,387
Royal Gold, Inc. (b)	41,196	2,609,767
Steel Dynamics, Inc.	153,782	5,471,564
United States Steel Corp.	108,773	3,590,597
Worthington Industries, Inc.	27,633	1,310,909

		22,037,994

Multi-Utilities—0.9%
Black Hills Corp.	33,522	2,056,240
MDU Resources Group, Inc. (b)	123,182	3,543,946
NorthWestern Corp.	30,481	1,733,454
Vectren Corp.	52,266	2,725,672

		10,059,312

Multiline Retail—0.3%
Big Lots, Inc. (b)	28,078	1,409,796
J.C. Penney Co., Inc. (a) (b)	194,451	1,615,888

		3,025,684

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.2%
CONSOL Energy, Inc.	111,429	$2,031,351
Denbury Resources, Inc. (a) (b)	251,283	924,722
Energen Corp. (a)	61,226	3,530,904
Gulfport Energy Corp. (a)	97,417	2,108,104
HollyFrontier Corp. (b)	110,884	3,632,560
QEP Resources, Inc. (a)	151,096	2,781,677
SM Energy Co.	60,782	2,095,763
Western Refining, Inc.	49,924	1,889,623
World Fuel Services Corp. (b)	44,442	2,040,332
WPX Energy, Inc. (a)	217,260	3,165,478

		24,200,514

Paper & Forest Products—0.3%
Domtar Corp. (b)	39,473	1,540,631
Louisiana-Pacific Corp. (a)	89,704	1,698,097

		3,238,728

Personal Products—0.4%
Avon Products, Inc. (a)	275,952	1,390,798
Edgewell Personal Care Co. (a) (b)	36,526	2,666,033

		4,056,831

Pharmaceuticals—0.5%
Akorn, Inc. (a)	55,294	1,207,068
Catalent, Inc. (a)	78,681	2,121,240
Prestige Brands Holdings, Inc. (a)	33,386	1,739,410

		5,067,718

Professional Services—0.6%
CEB, Inc. (b)	20,327	1,231,816
FTI Consulting, Inc. (a) (b)	26,727	1,204,853
ManpowerGroup, Inc. (b)	42,296	3,758,846

		6,195,515

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	29,063	1,304,057
Jones Lang LaSalle, Inc.	28,514	2,881,054

		4,185,111

Road & Rail—1.1%
Avis Budget Group, Inc. (a) (b)	55,434	2,033,319
Genesee & Wyoming, Inc. - Class A (a)	38,664	2,683,668
Landstar System, Inc. (b)	26,352	2,247,826
Old Dominion Freight Line, Inc. (a)	43,677	3,747,050
Werner Enterprises, Inc. (b)	28,179	759,424

		11,471,287

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (a)	479,370	5,436,056
Cirrus Logic, Inc. (a)	40,184	2,272,003
Cree, Inc. (a) (b)	62,885	1,659,535
Cypress Semiconductor Corp. (b)	202,576	2,317,469
Integrated Device Technology, Inc. (a)	84,542	1,991,810
Intersil Corp. - Class A	86,333	1,925,226

Semiconductors & Semiconductor Equipment—(Continued)
Microsemi Corp. (a) (b)	72,312	3,902,679
Monolithic Power Systems, Inc. (b)	23,602	1,933,712
Silicon Laboratories, Inc. (a)	26,331	1,711,515
Synaptics, Inc. (a)	22,012	1,179,403
Teradyne, Inc. (b)	126,915	3,223,641
Versum Materials, Inc. (a)	68,543	1,924,002

		29,477,051

Software—4.0%
ACI Worldwide, Inc. (a) (b)	73,976	1,342,664
ANSYS, Inc. (a)	54,577	5,047,827
Cadence Design Systems, Inc. (a)	180,837	4,560,709
CDK Global, Inc.	94,294	5,628,409
CommVault Systems, Inc. (a)	26,567	1,365,544
Fair Isaac Corp.	19,515	2,326,578
Fortinet, Inc. (a)	92,769	2,794,202
Manhattan Associates, Inc. (a) (b)	44,900	2,381,047
Mentor Graphics Corp. (b)	69,078	2,548,287
PTC, Inc. (a)	72,914	3,373,731
Synopsys, Inc. (a)	95,453	5,618,364
Tyler Technologies, Inc. (a) (b)	21,023	3,001,454
Ultimate Software Group, Inc. (The) (a) (b)	18,291	3,335,364

		43,324,180

Specialty Retail—2.0%
Aaron’s, Inc. (b)	40,090	1,282,479
American Eagle Outfitters, Inc. (b)	107,832	1,635,811
Cabela’s, Inc. (a)	32,394	1,896,669
Chico’s FAS, Inc.	81,493	1,172,684
CST Brands, Inc.	47,740	2,298,681
Dick’s Sporting Goods, Inc.	55,466	2,945,245
GameStop Corp. - Class A (b)	64,254	1,623,056
Murphy USA, Inc. (a) (b)	22,885	1,406,741
Office Depot, Inc. (b)	333,263	1,506,349
Restoration Hardware Holding (a)	24,136	740,975
Sally Beauty Holdings, Inc. (a) (b)	90,892	2,401,367
Williams-Sonoma, Inc. (b)	51,370	2,485,794

		21,395,851

Technology Hardware, Storage & Peripherals—0.5%
3D Systems Corp. (a) (b)	67,324	894,736
Diebold Nixdorf, Inc.	47,392	1,191,909
NCR Corp. (a) (b)	78,272	3,174,712

		5,261,357

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	31,139	2,690,098
Deckers Outdoor Corp. (a)	20,237	1,120,927
Fossil Group, Inc. (a) (b)	26,411	682,989
Kate Spade & Co. (a)	80,815	1,508,816
Skechers USA, Inc. - Class A (a)	84,094	2,067,031

		8,069,861

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.6%
New York Community Bancorp, Inc.	307,198	$4,887,520
Washington Federal, Inc. (b)	56,186	1,929,989

		6,817,509

Trading Companies & Distributors—0.7%
GATX Corp. (b)	25,166	1,549,722
MSC Industrial Direct Co., Inc. - Class A	28,162	2,601,887
NOW, Inc. (a) (b)	67,786	1,387,579
Watsco, Inc.	16,271	2,410,061

		7,949,249

Water Utilities—0.3%
Aqua America, Inc. (b)	111,863	3,360,365

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	58,956	1,702,060

Total Common Stocks (Cost $738,834,060)		1,023,720,060

Mutual Fund—2.5%

Investment Company Security—2.5%
SPDR S&P MidCap 400 ETF Trust (Cost $25,768,420)	91,300	27,547,949

Short-Term Investments—2.2%

Discount Notes—0.5%
Federal Home Loan Bank
0.385%, 01/25/17 (d)	975,000	974,774
0.447%, 03/24/17 (d)	3,000,000	2,996,532
0.558%, 03/17/17 (d)	1,150,000	1,148,788

		5,120,094

U.S. Treasury—1.7%
U.S. Treasury Bills 0.210%, 01/05/17 (d)	1,425,000	1,424,971
0.321%, 01/26/17 (d)	10,350,000	10,347,216
0.418%, 02/16/17 (d)	6,775,000	6,771,355

		18,543,542

Total Short-Term Investments (Cost $23,664,314)		23,663,636

Securities Lending Reinvestments(e)—20.9%

Certificates of Deposit—9.3%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (f)	1,000,000	999,795
Barclays New York 0.894%, 02/10/17 (f)	4,500,000	4,501,455

Certificates of Deposit—(Continued)
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,500,000	1,500,035
0.950%, 02/02/17	1,000,000	1,000,138
Cooperative Rabobank UA New York 1.278%, 10/13/17 (f)	1,500,000	1,500,337
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (f)	3,000,000	3,002,367
Credit Industriel et Commercial 1.245%, 04/05/17 (f)	1,500,000	1,500,810
Credit Suisse AG New York 1.335%, 04/03/17 (f)	1,500,000	1,500,329
1.364%, 04/11/17 (f)	2,000,000	2,000,436
1.364%, 05/12/17 (f)	2,000,000	2,000,208
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	1,000,000	1,000,007
DNB NOR Bank ASA 1.130%, 07/28/17 (f)	2,500,000	2,499,562
DZ Bank London 0.990%, 03/01/17	3,500,000	3,500,735
ING Bank NV 1.265%, 04/18/17 (f)	4,000,000	4,007,333
KBC Bank NV 1.000%, 01/04/17	1,000,000	1,000,000
1.050%, 01/17/17	2,500,000	2,500,300
KBC Brussells 1.050%, 01/27/17	4,900,000	4,900,931
Landesbank Hessen-Thüringen London
Zero Coupon, 01/24/17	1,795,870	1,799,226
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (f)	3,000,000	3,001,419
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (f)	3,000,000	3,000,903
1.436%, 04/18/17 (f)	3,700,000	3,701,162
National Australia Bank London 1.034%, 05/02/17 (f)	4,500,000	4,504,248
1.182%, 11/09/17 (f)	2,500,000	2,493,800
National Bank of Canada 0.650%, 01/06/17	7,000,000	7,000,280
Natixis New York 1.262%, 04/07/17 (f)	3,000,000	3,001,203
Rabobank London 1.281%, 10/13/17 (f)	1,500,000	1,503,598
Royal Bank of Canada New York 1.145%, 04/04/17 (f)	2,000,000	1,999,486
Sumitomo Bank New York 1.215%, 05/05/17 (f)	750,000	751,249
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	1,495,968	1,498,920
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (f)	2,000,000	2,001,020
1.395%, 04/12/17 (f)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (f)	1,000,000	999,855
1.351%, 04/26/17 (f)	5,000,000	5,000,590
1.364%, 04/10/17 (f)	2,500,000	2,500,967

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments(e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken New York 1.266%, 05/18/17 (f)	4,000,000	$4,000,696
UBS, Stamford 1.084%, 05/12/17 (f)	2,100,000	2,099,840
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (f)	2,500,000	2,500,700
1.264%, 10/26/17 (f)	2,400,000	2,401,639

		99,678,019

Commercial Paper—4.5%
ABN AMRO Funding USA 0.910%, 01/11/17	997,725	999,689
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
1.040%, 02/03/17	996,967	999,127
Barton Capital Corp. 1.160%, 03/28/17	5,484,050	5,485,722
Commonwealth Bank Australia 1.236%, 10/23/17 (f)	3,000,000	3,001,686
Den Norske ASA 1.206%, 04/27/17 (f)	2,500,000	2,500,132
Erste Abwicklungsanstalt 1.014%, 03/10/17 (f)	3,500,000	3,500,021
HSBC plc 1.216%, 04/25/17 (f)	5,700,000	5,699,755
Kells Funding LLC 1.040%, 01/19/17	597,885	599,764
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,995,247	1,998,766
0.950%, 01/03/17	1,995,356	1,999,786
1.160%, 03/20/17	1,994,136	1,995,010
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,197,000	1,199,932
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Starbird Funding Corp. 0.930%, 02/10/17	6,483,208	6,493,766
Toronto Dominion Holding Corp. 0.600%, 01/05/17	3,995,867	3,999,552
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	996,967	999,553
Westpac Banking Corp. 1.232%, 10/20/17 (f)	3,800,000	3,806,635

		48,277,690

Repurchase Agreements—6.4%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $3,100,306 on 01/03/17, collateralized by $3,127,084 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $3,162,001.	3,100,000	3,100,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,900,201 on 01/03/17, collateralized by $1,939,710 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,938,011.	1,900,000	1,900,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $13,305,533 on 01/03/17, collateralized by various Common Stock with a value of $14,783,682.	13,300,000	13,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,020,967 on 03/03/17, collateralized by various Common Stock with a value of $5,500,000.	5,000,000	5,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $1,709,480 on 01/03/17, collateralized by $8,796,870 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $1,743,581.	1,709,393	1,709,393
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $3,600,406 on 01/03/17, collateralized by $3,561,679 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $3,673,860.	3,600,000	3,600,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,020,493 on 04/03/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $4,000,267 on 01/03/17, collateralized by $7,183,057 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $4,080,272.	4,000,000	4,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $15,002,500 on 01/05/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $15,301,881.	15,000,000	15,000,000

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments(e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $10,001,653 on 01/03/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	$10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $7,000,529 on 01/03/17, collateralized by $10,271,551 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $7,140,000.	7,000,000	7,000,000

		68,609,393

Time Deposits—0.7%
OP Corporate Bank plc 1.010%, 01/04/17	2,400,000	2,400,000
1.200%, 01/23/17	1,000,000	1,000,000
Shinkin Central Bank 1.200%, 01/27/17	800,000	800,000
1.220%, 01/26/17	3,200,000	3,200,000

		7,400,000

Total Securities Lending Reinvestments (Cost $223,927,028)		223,965,102

Total Investments—120.7% (Cost $1,012,193,822) (g)		1,298,896,747
Other assets and liabilities (net)—(20.7)%		(223,027,265)

Net Assets—100.0%		$1,075,869,482

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $216,918,999 and the collateral received consisted of cash in the amount of $223,877,754. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $2,526,750.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(g)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,015,253,481. The aggregate unrealized appreciation and depreciation of investments were $327,511,274 and $(43,868,008), respectively, resulting in net unrealized appreciation of $283,643,266 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P Midcap 400 E-Mini Index Futures	03/17/17	142	USD	24,006,007	$(446,787)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,023,720,060	$—	$—	$1,023,720,060
Total Mutual Fund*	27,547,949	—	—	27,547,949
Short-Term Investments
Discount Notes	—	5,120,094	—	5,120,094
U.S. Treasury	—	18,543,542	—	18,543,542
Total Short-Term Investments	—	23,663,636	—	23,663,636
Total Securities Lending Reinvestments*	—	223,965,102	—	223,965,102
Total Investments	$1,051,268,009	$247,628,738	$—	$1,298,896,747

Collateral for Securities Loaned (Liability)	$—	$(223,877,754)	$—	$(223,877,754)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(446,787)	$—	$—	$(446,787)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,298,896,747
Cash	19,689
Receivable for:
Investments sold	3,169,271
Fund shares sold	1,090,003
Dividends	1,302,507
Prepaid expenses	2,792

Total Assets	1,304,481,009
Liabilities
Collateral for securities loaned	223,877,754
Payables for:
Fund shares redeemed	4,002,276
Variation margin on futures contracts	97,980
Accrued Expenses:
Management fees	226,460
Distribution and service fees	125,714
Deferred trustees’ fees	92,334
Other expenses	189,009

Total Liabilities	228,611,527

Net Assets	$1,075,869,482

Net Assets Consist of:
Paid in surplus	$707,674,609
Undistributed net investment income	13,577,624
Accumulated net realized gain	68,361,111
Unrealized appreciation on investments and futures contracts	286,256,138

Net Assets	$1,075,869,482

Net Assets
Class A	$494,103,292
Class B	409,334,002
Class E	39,239,440
Class G	133,192,748
Capital Shares Outstanding*
Class A	26,158,177
Class B	21,975,366
Class E	2,093,317
Class G	7,192,878
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.89
Class B	18.63
Class E	18.75
Class G	18.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,012,193,822.
(b)	Includes securities loaned at value of $216,918,999.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$17,010,280
Interest	76,574
Securities lending income	636,571
Other income (a)	72,851

Total investment income	17,796,276
Expenses
Management fees	2,437,520
Administration fees	31,793
Custodian and accounting fees	66,414
Distribution and service fees—Class B	959,566
Distribution and service fees—Class E	55,456
Distribution and service fees—Class G	332,968
Audit and tax services	42,040
Legal	33,032
Trustees’ fees and expenses	45,247
Shareholder reporting	162,423
Insurance	6,450
Miscellaneous	64,644

Total expenses	4,237,553
Less management fee waiver	(24,433)

Net expenses	4,213,120

Net Investment Income	13,583,156

Net Realized and Unrealized Gain
Net realized gain on:
Investments	68,083,914
Futures contracts	4,251,711

Net realized gain	72,335,625

Net change in unrealized appreciation (depreciation) on:
Investments	99,502,619
Futures contracts	(274,000)

Net change in unrealized appreciation	99,228,619

Net realized and unrealized gain	171,564,244

Net Increase in Net Assets From Operations	$185,147,400

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,583,156	$11,066,217
Net realized gain	72,335,625	75,095,053
Net change in unrealized appreciation (depreciation)	99,228,619	(109,787,489)

Increase (decrease) in net assets from operations	185,147,400	(23,626,219)

From Distributions to Shareholders
Net investment income
Class A	(5,545,745)	(4,767,959)
Class B	(3,993,247)	(3,691,076)
Class E	(419,718)	(405,629)
Class G	(1,094,410)	(949,660)
Net realized capital gains
Class A	(33,298,068)	(25,916,508)
Class B	(29,970,595)	(25,360,594)
Class E	(2,888,891)	(2,557,138)
Class G	(8,484,683)	(6,872,392)

Total distributions	(85,695,357)	(70,520,956)

Increase in net assets from capital share transactions	49,521,306	69,824,634

Total increase (decrease) in net assets	148,973,349	(24,322,541)

Net Assets
Beginning of period	926,896,133	951,218,674

End of period	$1,075,869,482	$926,896,133

Undistributed net investment income
End of period	$13,577,624	$11,138,550

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	3,164,401	$54,007,217	3,506,531	$64,641,146
Reinvestments	2,324,584	38,843,813	1,639,127	30,684,467
Redemptions	(3,218,808)	(56,807,431)	(2,274,800)	(42,411,572)

Net increase	2,270,177	$36,043,599	2,870,858	$52,914,041

Class B
Sales	961,246	$16,438,942	1,208,962	$21,967,391
Reinvestments	2,058,415	33,963,842	1,569,513	29,051,670
Redemptions	(3,079,377)	(53,725,241)	(2,246,139)	(41,819,610)

Net increase (decrease)	(59,716)	$(3,322,457)	532,336	$9,199,451

Class E
Sales	89,484	$1,566,085	76,495	$1,400,972
Reinvestments	199,314	3,308,609	159,288	2,962,767
Redemptions	(340,312)	(5,923,336)	(336,558)	(6,301,631)

Net decrease	(51,514)	$(1,048,642)	(100,775)	$(1,937,892)

Class G
Sales	1,679,990	$29,260,345	1,164,834	$21,323,849
Reinvestments	583,735	9,579,093	424,881	7,822,052
Redemptions	(1,219,032)	(20,990,632)	(1,066,078)	(19,496,867)

Net increase	1,044,693	$17,848,806	523,637	$9,649,034

Increase derived from capital shares transactions		$49,521,306		$69,824,634

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.23	$19.01	$18.45	$14.47	$12.97

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.24	0.24	0.18	0.19
Net realized and unrealized gain (loss) on investments	3.04	(0.57)	1.41	4.46	2.05

Total from investment operations	3.31	(0.33)	1.65	4.64	2.24

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized capital gains	(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.65)	(1.45)	(1.09)	(0.66)	(0.74)

Net Asset Value, End of Period	$18.89	$17.23	$19.01	$18.45	$14.47

Total Return (%) (b)	20.43	(2.35)	9.49	33.15	17.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.30	0.30	0.32
Net ratio of expenses to average net assets (%) (c)	0.29	0.29	0.30	0.30	0.31
Ratio of net investment income to average net assets (%)	1.53	1.30	1.33	1.09	1.40
Portfolio turnover rate (%)	28	25	17	16	11
Net assets, end of period (in millions)	$494.1	$411.5	$399.6	$370.0	$260.2

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.01	$18.79	$18.25	$14.32	$12.84

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.19	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	3.00	(0.57)	1.39	4.42	2.03

Total from investment operations	3.22	(0.38)	1.58	4.56	2.19

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.15)	(0.16)	(0.11)
Distributions from net realized capital gains	(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.60)	(1.40)	(1.04)	(0.63)	(0.71)

Net Asset Value, End of Period	$18.63	$17.01	$18.79	$18.25	$14.32

Total Return (%) (b)	20.14	(2.62)	9.23	32.83	17.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.55	0.57
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.55	0.55	0.56
Ratio of net investment income to average net assets (%)	1.28	1.04	1.08	0.83	1.16
Portfolio turnover rate (%)	28	25	17	16	11
Net assets, end of period (in millions)	$409.3	$374.7	$404.0	$388.4	$311.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.10	$18.89	$18.33	$14.38	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.21	0.21	0.15	0.17
Net realized and unrealized gain (loss) on investments	3.03	(0.59)	1.41	4.44	2.04

Total from investment operations	3.27	(0.38)	1.62	4.59	2.21

Less Distributions
Distributions from net investment income	(0.21)	(0.19)	(0.17)	(0.17)	(0.12)
Distributions from net realized capital gains	(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.62)	(1.41)	(1.06)	(0.64)	(0.72)

Net Asset Value, End of Period	$18.75	$17.10	$18.89	$18.33	$14.38

Total Return (%) (b)	20.26	(2.58)	9.39	32.95	17.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.47
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.45	0.45	0.46
Ratio of net investment income to average net assets (%)	1.38	1.13	1.17	0.93	1.24
Portfolio turnover rate (%)	28	25	17	16	11
Net assets, end of period (in millions)	$39.2	$36.7	$42.4	$45.0	$37.6

	Class G
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.92	$18.70	$18.16	$14.26	$12.79

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.18	0.18	0.13	0.15
Net realized and unrealized gain (loss) on investments	2.98	(0.57)	1.39	4.40	2.02

Total from investment operations	3.19	(0.39)	1.57	4.53	2.17

Less Distributions
Distributions from net investment income	(0.18)	(0.17)	(0.14)	(0.16)	(0.10)
Distributions from net realized capital gains	(1.41)	(1.22)	(0.89)	(0.47)	(0.60)

Total distributions	(1.59)	(1.39)	(1.03)	(0.63)	(0.70)

Net Asset Value, End of Period	$18.52	$16.92	$18.70	$18.16	$14.26

Total Return (%) (b)	20.08	(2.68)	9.21	32.75	17.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.62
Net ratio of expenses to average net assets (%) (c)	0.59	0.59	0.60	0.60	0.61
Ratio of net investment income to average net assets (%)	1.24	1.00	1.02	0.79	1.10
Portfolio turnover rate (%)	28	25	17	16	11
Net assets, end of period (in millions)	$133.2	$104.0	$105.2	$103.3	$71.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,609,393. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	446,787

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$4,251,711

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(274,000)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,200

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-20

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$270,783,116	$0	$285,543,062

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $2,437,520.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $243,647.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,053,120	$14,033,509	$74,642,237	$56,487,447	$85,695,357	$70,520,956

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,672,131	$69,971,811	$283,643,265	$—	$368,287,207

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-22

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-23

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Mid Cap Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Mid Cap Stock Index Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-24

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-25

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-26

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-27

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-28

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-29

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-30

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-31

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-32

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-33

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MSF-34

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MSF-35

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned 11.67%, 11.38%, 11.54%, 11.50%, and 11.32%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 11.96%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were mixed in the first half of 2016 on uncertainty about a global economic slowdown, potential Federal Reserve Bank (the “Fed”) interest rate hikes, the U.S. Presidential election, and Brexit. However, equity indexes rallied in the second half of the year on easy monetary policies and strong macroeconomic data. Equity markets also benefited from central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Fed lowered the expected number of rate increases for 2016. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and continued to trend higher as concerns about the referendum abated and volatility declined. U.S. equity markets reached new all-time highs in December, following Donald Trump’s surprise victory and optimism surrounding the incoming U.S. administration’s agenda. Equity markets also benefited from better than expected macroeconomic data, including U.S. durable goods orders, U.S. consumer sentiment and U.S. home sales. Factors that weighed on the equity markets included the Fed’s decision in December to raise interest rates, diplomatic tensions between the U.S. and other major world powers and terrorism concerns.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50% through November. In December, the Committee raised the target range for the Federal Funds Rate to 0.50% to 0.75%. The Committee stated that the labor market had continued to strengthen and that economic activity had been expanding at a moderate pace since mid-year. The Committee also stated that job gains have been solid in recent months and that the unemployment rate had declined.

Nine of the eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Energy (6.5% beginning weight in the benchmark), up 27.3%, was the best-performing sector. Telecom Services (2.4% beginning weight), up 23.5%, and Financials (16.5% beginning weight), up 22.9%, were the next best-performing sectors. Real Estate (3.1% beginning weight), down 5.7%, and Health Care (15.2% beginning weight), down, 2.6%, were the worst-performing sectors. Please note, the Real Estate sector was created on August 31, 2016, by moving Real Estate companies and Real Estate Investment Trusts out of the Finance sector.

The stocks in the S&P 500 Index with the largest positive impact on the benchmark return for the year were JPMorgan Chase, up 34.6%; Microsoft, up 15.1%; and Apple, up 12.5%. The stocks with the largest negative impact were Allergan, down 32.8%; Gilead Sciences, down 27.6%; and CVS, down 17.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	11.67	14.37	6.70	—
Class B	11.38	14.08	6.43	—
Class D	11.54	14.26	—	15.38
Class E	11.50	14.20	6.54	—
Class G	11.32	—	—	6.19
S&P 500 Index	11.96	14.66	6.95	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Apple, Inc.	3.2
Microsoft Corp.	2.5
Exxon Mobil Corp.	1.9
Johnson & Johnson	1.6
Berkshire Hathaway, Inc.- Class B	1.6
JPMorgan Chase & Co.	1.6
Amazon.com, Inc.	1.5
General Electric Co.	1.4
Facebook, Inc.- Class A	1.4
AT&T, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	20.5
Financials	15.3
Health Care	13.5
Consumer Discretionary	11.9
Industrials	10.1
Consumer Staples	9.2
Energy	7.5
Utilities	3.1
Real Estate	2.8
Materials	2.8

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.26%	$1,000.00	$1,077.00	$1.36
	Hypothetical*	0.26%	$1,000.00	$1,023.83	$1.32

Class B(a)	Actual	0.51%	$1,000.00	$1,075.40	$2.66
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class D(a)	Actual	0.36%	$1,000.00	$1,076.20	$1.88
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class E(a)	Actual	0.41%	$1,000.00	$1,076.00	$2.14
	Hypothetical*	0.41%	$1,000.00	$1,023.08	$2.08

Class G(a)	Actual	0.56%	$1,000.00	$1,075.00	$2.92
	Hypothetical*	0.56%	$1,000.00	$1,022.32	$2.85

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Arconic, Inc. (a)	147,308	$2,731,090
Boeing Co. (The)	192,826	30,019,152
General Dynamics Corp.	96,167	16,604,194
L3 Technologies, Inc.	25,972	3,950,601
Lockheed Martin Corp.	84,647	21,156,671
Northrop Grumman Corp.	59,216	13,772,457
Raytheon Co.	98,652	14,008,584
Rockwell Collins, Inc.	43,761	4,059,271
Textron, Inc.	90,777	4,408,131
TransDigm Group, Inc. (a)	16,847	4,194,229
United Technologies Corp.	257,263	28,201,170

		143,105,550

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc. (a)	47,574	3,485,271
Expeditors International of Washington, Inc. (a)	60,597	3,209,217
FedEx Corp.	82,140	15,294,468
United Parcel Service, Inc. - Class B	231,593	26,549,822

		48,538,778

Airlines—0.6%
Alaska Air Group, Inc. (a)	41,413	3,674,575
American Airlines Group, Inc. (a)	174,066	8,127,142
Delta Air Lines, Inc.	247,391	12,169,163
Southwest Airlines Co.	206,812	10,307,510
United Continental Holdings, Inc. (b)	97,000	7,069,360

		41,347,750

Auto Components—0.2%
BorgWarner, Inc. (a)	67,261	2,652,774
Delphi Automotive plc	90,990	6,128,176
Goodyear Tire & Rubber Co. (The) (a)	87,701	2,707,330

		11,488,280

Automobiles—0.5%
Ford Motor Co.	1,311,182	15,904,638
General Motors Co.	466,019	16,236,102
Harley-Davidson, Inc.	59,387	3,464,637

		35,605,377

Banks—6.6%
Bank of America Corp.	3,394,830	75,025,743
BB&T Corp. (a)	272,601	12,817,699
Citigroup, Inc.	957,378	56,896,975
Citizens Financial Group, Inc.	171,967	6,127,184
Comerica, Inc.	57,872	3,941,662
Fifth Third Bancorp	253,851	6,846,361
Huntington Bancshares, Inc. (a)	364,437	4,817,857
JPMorgan Chase & Co.	1,202,132	103,731,970
KeyCorp	363,069	6,633,271
M&T Bank Corp. (a)	52,090	8,148,439
People’s United Financial, Inc. (a)	104,613	2,025,308
PNC Financial Services Group, Inc. (The)	163,442	19,116,176
Regions Financial Corp.	413,550	5,938,578

Banks—(Continued)
SunTrust Banks, Inc.	164,885	9,043,942
U.S. Bancorp	536,752	27,572,950
Wells Fargo & Co.	1,518,536	83,686,519
Zions Bancorporation (a)	68,439	2,945,615

		435,316,249

Beverages—2.0%
Brown-Forman Corp. - Class B (a)	61,275	2,752,473
Coca-Cola Co. (The)	1,304,060	54,066,327
Constellation Brands, Inc. - Class A	59,706	9,153,527
Dr Pepper Snapple Group, Inc.	61,720	5,596,152
Molson Coors Brewing Co. - Class B	61,912	6,024,657
Monster Beverage Corp. (b)	136,193	6,038,798
PepsiCo, Inc.	481,820	50,412,827

		134,044,761

Biotechnology—2.7%
AbbVie, Inc.	545,958	34,187,890
Alexion Pharmaceuticals, Inc. (b)	75,337	9,217,482
Amgen, Inc.	249,924	36,541,388
Biogen, Inc. (b)	73,095	20,728,280
Celgene Corp. (b)	260,433	30,145,120
Gilead Sciences, Inc.	442,604	31,694,872
Regeneron Pharmaceuticals, Inc. (b)	25,398	9,323,352
Vertex Pharmaceuticals, Inc. (b)	83,328	6,138,774

		177,977,158

Building Products—0.3%
Allegion plc (a)	32,217	2,061,888
Fortune Brands Home & Security, Inc. (a)	51,840	2,771,366
Johnson Controls International plc	314,693	12,962,205
Masco Corp.	110,296	3,487,560

		21,283,019

Capital Markets—2.8%
Affiliated Managers Group, Inc. (a) (b)	18,416	2,675,845
Ameriprise Financial, Inc.	53,097	5,890,581
Bank of New York Mellon Corp. (The)	355,216	16,830,134
BlackRock, Inc.	40,836	15,539,732
Charles Schwab Corp. (The)	405,281	15,996,441
CME Group, Inc.	114,006	13,150,592
E*Trade Financial Corp. (a) (b)	91,966	3,186,622
Franklin Resources, Inc.	116,566	4,613,682
Goldman Sachs Group, Inc. (The)	124,241	29,749,508
Intercontinental Exchange, Inc.	200,119	11,290,714
Invesco, Ltd.	137,248	4,164,104
Moody’s Corp.	55,884	5,268,185
Morgan Stanley	484,469	20,468,815
Nasdaq, Inc.	38,295	2,570,360
Northern Trust Corp. (a)	71,506	6,367,609
S&P Global, Inc.	87,046	9,360,927
State Street Corp.	121,814	9,467,384
T. Rowe Price Group, Inc. (a)	81,782	6,154,913

		182,746,148

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—2.1%
Air Products & Chemicals, Inc.	73,028	$10,502,887
Albemarle Corp.	37,787	3,252,705
CF Industries Holdings, Inc. (a)	78,315	2,465,356
Dow Chemical Co. (The)	376,732	21,556,605
E.I. du Pont de Nemours & Co.	292,059	21,437,131
Eastman Chemical Co.	49,301	3,707,928
Ecolab, Inc.	88,153	10,333,295
FMC Corp. (a)	44,963	2,543,107
International Flavors & Fragrances, Inc. (a)	26,683	3,144,058
LyondellBasell Industries NV - Class A	112,266	9,630,177
Monsanto Co.	147,142	15,480,810
Mosaic Co. (The)	117,664	3,451,085
PPG Industries, Inc.	88,690	8,404,264
Praxair, Inc.	95,878	11,235,943
Sherwin-Williams Co. (The)	27,155	7,297,635

		134,442,986

Commercial Services & Supplies—0.3%
Cintas Corp. (a)	28,908	3,340,609
Pitney Bowes, Inc. (a)	62,406	947,947
Republic Services, Inc.	77,663	4,430,674
Stericycle, Inc. (b)	28,584	2,202,111
Waste Management, Inc.	136,613	9,687,228

		20,608,569

Communications Equipment—1.0%
Cisco Systems, Inc.	1,686,407	50,963,220
F5 Networks, Inc. (b)	21,943	3,175,591
Harris Corp. (a)	41,751	4,278,225
Juniper Networks, Inc. (a)	127,771	3,610,808
Motorola Solutions, Inc.	55,755	4,621,532

		66,649,376

Construction & Engineering—0.1%
Fluor Corp.	46,781	2,456,938
Jacobs Engineering Group, Inc. (a) (b)	40,566	2,312,262
Quanta Services, Inc. (b)	50,796	1,770,241

		6,539,441

Construction Materials—0.2%
Martin Marietta Materials, Inc.	21,322	4,723,463
Vulcan Materials Co.	44,450	5,562,917

		10,286,380

Consumer Finance—0.8%
American Express Co.	258,286	19,133,827
Capital One Financial Corp.	162,031	14,135,585
Discover Financial Services	132,500	9,551,925
Navient Corp.	101,826	1,673,001
Synchrony Financial	263,452	9,555,404

		54,049,742

Containers & Packaging—0.3%
Avery Dennison Corp.	29,896	2,099,297
Ball Corp.	58,727	4,408,636

Containers & Packaging—(Continued)
International Paper Co.	138,148	7,330,133
Sealed Air Corp.	64,942	2,944,470
WestRock Co.	84,358	4,282,856

		21,065,392

Distributors—0.1%
Genuine Parts Co.	49,969	4,774,038
LKQ Corp. (b)	103,309	3,166,421

		7,940,459

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	69,582	1,599,690

Diversified Financial Services—1.6%
Berkshire Hathaway, Inc. - Class B (b)	637,932	103,970,157
Leucadia National Corp. (a)	108,855	2,530,879

		106,501,036

Diversified Telecommunication Services—2.6%
AT&T, Inc. (a)	2,063,093	87,743,345
CenturyLink, Inc. (a)	183,662	4,367,483
Frontier Communications Corp. (a)	394,084	1,332,004
Level 3 Communications, Inc. (b)	97,945	5,520,180
Verizon Communications, Inc.	1,369,561	73,107,166

		172,070,178

Electric Utilities—2.0%
Alliant Energy Corp.	76,429	2,895,895
American Electric Power Co., Inc.	165,192	10,400,488
Duke Energy Corp.	231,452	17,965,304
Edison International	109,457	7,879,810
Entergy Corp.	60,179	4,421,351
Eversource Energy (a)	106,567	5,885,695
Exelon Corp.	310,176	11,008,146
FirstEnergy Corp.	143,030	4,429,639
NextEra Energy, Inc.	156,981	18,752,950
PG&E Corp.	169,881	10,323,668
Pinnacle West Capital Corp.	37,394	2,917,854
PPL Corp.	228,323	7,774,398
Southern Co. (The) (a)	329,234	16,195,021
Xcel Energy, Inc.	170,648	6,945,374

		127,795,593

Electrical Equipment—0.5%
Acuity Brands, Inc.	14,810	3,419,037
AMETEK, Inc.	77,750	3,778,650
Eaton Corp. plc	151,750	10,180,907
Emerson Electric Co.	215,943	12,038,822
Rockwell Automation, Inc.	43,080	5,789,952

		35,207,368

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	103,634	6,964,205
Corning, Inc. (a)	319,567	7,755,891

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
FLIR Systems, Inc.	45,733	$1,655,077
TE Connectivity, Ltd.	119,379	8,270,577

		24,645,750

Energy Equipment & Services—1.2%
Baker Hughes, Inc.	142,039	9,228,274
FMC Technologies, Inc. (b)	75,825	2,694,062
Halliburton Co.	290,416	15,708,602
Helmerich & Payne, Inc. (a)	36,342	2,812,871
National Oilwell Varco, Inc. (a)	126,884	4,750,537
Schlumberger, Ltd.	467,415	39,239,489
Transocean, Ltd. (b)	130,783	1,927,741

		76,361,576

Equity Real Estate Investment Trusts—2.8%
American Tower Corp.	143,012	15,113,508
Apartment Investment & Management Co. - Class A	52,707	2,395,533
AvalonBay Communities, Inc.	46,135	8,172,815
Boston Properties, Inc. (a)	51,661	6,497,921
Crown Castle International Corp.	121,147	10,511,925
Digital Realty Trust, Inc. (a)	53,396	5,246,691
Equinix, Inc.	23,980	8,570,692
Equity Residential (a)	122,846	7,906,369
Essex Property Trust, Inc. (a)	22,011	5,117,557
Extra Space Storage, Inc. (a)	42,266	3,264,626
Federal Realty Investment Trust (a)	24,117	3,427,267
General Growth Properties, Inc. (a)	196,172	4,900,377
HCP, Inc.	157,086	4,668,596
Host Hotels & Resorts, Inc. (a)	248,560	4,682,870
Iron Mountain, Inc. (a)	82,310	2,673,429
Kimco Realty Corp.	142,789	3,592,571
Macerich Co. (The) (a)	40,559	2,873,200
Mid-America Apartment Communities, Inc.	38,139	3,734,571
Prologis, Inc.	177,590	9,374,976
Public Storage	50,111	11,199,808
Realty Income Corp. (a)	86,877	4,993,690
Simon Property Group, Inc.	105,567	18,756,089
SL Green Realty Corp. (a)	34,040	3,661,002
UDR, Inc. (a)	89,783	3,275,284
Ventas, Inc. (a)	118,964	7,437,629
Vornado Realty Trust	57,778	6,030,290
Welltower, Inc. (a)	121,794	8,151,672
Weyerhaeuser Co.	251,313	7,562,008

		183,792,966

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	146,855	23,512,954
CVS Health Corp.	358,274	28,271,402
Kroger Co. (The)	317,198	10,946,503
Sysco Corp.	169,044	9,359,966
Wal-Mart Stores, Inc.	505,900	34,967,808
Walgreens Boots Alliance, Inc.	287,507	23,794,079
Whole Foods Market, Inc. (a)	106,971	3,290,428

		134,143,140

Food Products—1.6%
Archer-Daniels-Midland Co.	193,307	8,824,465
Campbell Soup Co. (a)	65,092	3,936,113
ConAgra Foods, Inc.	139,717	5,525,807
General Mills, Inc.	198,677	12,272,278
Hershey Co. (The)	46,859	4,846,626
Hormel Foods Corp. (a)	90,671	3,156,258
J.M. Smucker Co. (The)	39,117	5,009,323
Kellogg Co. (a)	84,879	6,256,431
Kraft Heinz Co. (The)	200,384	17,497,531
McCormick & Co., Inc. (a)	38,487	3,591,992
Mead Johnson Nutrition Co.	62,057	4,391,153
Mondelez International, Inc. - Class A	518,851	23,000,665
Tyson Foods, Inc. - Class A (a)	97,614	6,020,832

		104,329,474

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	494,628	18,998,661
Baxter International, Inc.	164,458	7,292,068
Becton Dickinson & Co.	71,330	11,808,682
Boston Scientific Corp. (b)	457,460	9,894,860
C.R. Bard, Inc.	24,702	5,549,551
Cooper Cos., Inc. (The)	16,375	2,864,479
Danaher Corp.	204,494	15,917,813
DENTSPLY SIRONA, Inc. (a)	77,565	4,477,827
Edwards Lifesciences Corp. (a) (b)	71,832	6,730,658
Hologic, Inc. (b)	93,467	3,749,896
Intuitive Surgical, Inc. (b)	13,018	8,255,625
Medtronic plc	461,280	32,856,974
St. Jude Medical, Inc.	95,987	7,697,198
Stryker Corp.	104,413	12,509,722
Varian Medical Systems, Inc. (a) (b)	31,381	2,817,386
Zimmer Biomet Holdings, Inc. (a)	67,292	6,944,534

		158,365,934

Health Care Providers & Services—2.6%
Aetna, Inc.	117,886	14,619,043
AmerisourceBergen Corp. (a)	56,197	4,394,043
Anthem, Inc.	88,502	12,723,932
Cardinal Health, Inc.	107,525	7,738,574
Centene Corp. (b)	57,411	3,244,296
Cigna Corp.	86,253	11,505,288
DaVita, Inc. (b)	53,054	3,406,067
Envision Healthcare Corp. (b)	39,413	2,494,449
Express Scripts Holding Co. (b)	207,156	14,250,261
HCA Holdings, Inc. (a) (b)	98,184	7,267,580
Henry Schein, Inc. (a) (b)	27,041	4,102,390
Humana, Inc.	50,091	10,220,067
Laboratory Corp. of America Holdings (b)	34,603	4,442,333
McKesson Corp.	75,955	10,667,880
Patterson Cos., Inc. (a)	27,992	1,148,512
Quest Diagnostics, Inc. (a)	46,577	4,280,426
UnitedHealth Group, Inc.	319,767	51,175,511
Universal Health Services, Inc. - Class B	30,125	3,204,697

		170,885,349

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.1%
Cerner Corp. (a) (b)	101,508	$4,808,434

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	140,875	7,333,952
Chipotle Mexican Grill, Inc. (a) (b)	9,726	3,669,814
Darden Restaurants, Inc. (a)	41,349	3,006,899
Marriott International, Inc. - Class A (a)	107,570	8,893,888
McDonald’s Corp.	278,991	33,958,785
Royal Caribbean Cruises, Ltd.	56,230	4,613,109
Starbucks Corp.	488,947	27,146,337
Wyndham Worldwide Corp. (a)	36,208	2,765,205
Wynn Resorts, Ltd. (a)	26,660	2,306,357
Yum! Brands, Inc.	117,132	7,417,970

		101,112,316

Household Durables—0.5%
DR Horton, Inc. (a)	114,010	3,115,893
Garmin, Ltd. (a)	38,618	1,872,587
Harman International Industries, Inc.	23,421	2,603,478
Leggett & Platt, Inc. (a)	44,910	2,195,201
Lennar Corp. - Class A	66,014	2,833,981
Mohawk Industries, Inc. (b)	21,179	4,229,023
Newell Brands, Inc. (a)	162,064	7,236,158
PulteGroup, Inc.	100,002	1,838,037
Whirlpool Corp. (a)	25,233	4,586,602

		30,510,960

Household Products—1.8%
Church & Dwight Co., Inc. (a)	86,879	3,839,183
Clorox Co. (The)	43,252	5,191,105
Colgate-Palmolive Co.	298,610	19,541,038
Kimberly-Clark Corp.	120,324	13,731,375
Procter & Gamble Co. (The)	899,010	75,588,761

		117,891,462

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	221,452	2,573,272
NRG Energy, Inc. (a)	105,973	1,299,229

		3,872,501

Industrial Conglomerates—2.5%
3M Co.	202,065	36,082,747
General Electric Co.	2,971,979	93,914,537
Honeywell International, Inc.	256,039	29,662,118
Roper Technologies, Inc.	34,077	6,238,817

		165,898,219

Insurance—2.7%
Aflac, Inc.	137,103	9,542,369
Allstate Corp. (The)	123,714	9,169,682
American International Group, Inc.	327,816	21,409,663
Aon plc	88,388	9,857,914
Arthur J. Gallagher & Co.	59,780	3,106,169
Assurant, Inc.	19,153	1,778,547
Chubb, Ltd.	156,333	20,654,716

Insurance—(Continued)
Cincinnati Financial Corp. (a)	50,367	3,815,300
Hartford Financial Services Group, Inc. (The) (a)	126,901	6,046,833
Lincoln National Corp. (a)	76,785	5,088,542
Loews Corp.	92,826	4,347,041
Marsh & McLennan Cos., Inc.	173,216	11,707,669
MetLife, Inc. (a) (c)	369,258	19,899,314
Principal Financial Group, Inc. (a)	89,882	5,200,572
Progressive Corp. (The)	194,954	6,920,867
Prudential Financial, Inc.	144,460	15,032,508
Torchmark Corp. (a)	37,072	2,734,431
Travelers Cos., Inc. (The)	95,431	11,682,663
Unum Group	77,981	3,425,705
Willis Towers Watson plc (a)	43,184	5,280,539
XL Group, Ltd.	90,391	3,367,969

		180,069,013

Internet & Direct Marketing Retail—2.3%
Amazon.com, Inc. (b)	132,497	99,355,525
Expedia, Inc.	40,571	4,595,883
Netflix, Inc. (b)	144,175	17,848,865
Priceline Group, Inc. (The) (b)	16,578	24,304,343
TripAdvisor, Inc. (b)	38,397	1,780,469

		147,885,085

Internet Software & Services—4.2%
Akamai Technologies, Inc. (b)	58,221	3,882,176
Alphabet, Inc. - Class A (b)	99,472	78,826,586
Alphabet, Inc. - Class C (b) (d)	99,704	76,953,541
eBay, Inc. (b)	349,281	10,370,153
Facebook, Inc. - Class A (b)	786,410	90,476,471
VeriSign, Inc. (a)	30,565	2,325,080
Yahoo!, Inc. (b)	294,898	11,403,706

		274,237,713

IT Services—3.6%
Accenture plc - Class A	208,395	24,409,306
Alliance Data Systems Corp. (a)	19,405	4,434,043
Automatic Data Processing, Inc.	151,573	15,578,673
Cognizant Technology Solutions Corp. - Class A (b)	203,823	11,420,203
CSRA, Inc. (a)	48,864	1,555,830
Fidelity National Information Services, Inc.	110,270	8,340,823
Fiserv, Inc. (b)	72,921	7,750,044
Global Payments, Inc.	51,635	3,583,985
International Business Machines Corp. (a)	290,694	48,252,297
MasterCard, Inc. - Class A (a)	319,778	33,017,079
Paychex, Inc. (a)	108,133	6,583,137
PayPal Holdings, Inc. (b)	377,001	14,880,229
Teradata Corp. (a) (b)	43,640	1,185,699
Total System Services, Inc.	55,579	2,725,038
Visa, Inc. - Class A (a)	627,421	48,951,386
Western Union Co. (The) (a)	162,888	3,537,927
Xerox Corp.	286,090	2,497,566

		238,703,265

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.1%
Hasbro, Inc. (a)	37,731	$2,935,095
Mattel, Inc. (a)	114,911	3,165,798

		6,100,893

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	108,978	4,965,038
Illumina, Inc. (a) (b)	49,352	6,319,030
Mettler-Toledo International, Inc. (b)	8,816	3,690,025
PerkinElmer, Inc. (a)	36,802	1,919,224
Thermo Fisher Scientific, Inc.	132,710	18,725,381
Waters Corp. (a) (b)	27,071	3,638,072

		39,256,770

Machinery—1.5%
Caterpillar, Inc.	196,558	18,228,789
Cummins, Inc.	51,795	7,078,823
Deere & Co.	97,181	10,013,530
Dover Corp.	52,189	3,910,522
Flowserve Corp. (a)	43,825	2,105,791
Fortive Corp. (a)	101,052	5,419,419
Illinois Tool Works, Inc.	106,129	12,996,557
Ingersoll-Rand plc	86,787	6,512,497
PACCAR, Inc. (a)	117,764	7,525,120
Parker-Hannifin Corp. (a)	44,816	6,274,240
Pentair plc	56,171	3,149,508
Snap-on, Inc.	19,494	3,338,737
Stanley Black & Decker, Inc.	50,625	5,806,181
Xylem, Inc.	60,268	2,984,471

		95,344,185

Media—3.0%
CBS Corp. - Class B	131,686	8,377,863
Charter Communications, Inc. - Class A (b)	72,745	20,944,740
Comcast Corp. - Class A	800,709	55,288,957
Discovery Communications, Inc. - Class A (a) (b)	51,044	1,399,116
Discovery Communications, Inc. - Class C (a) (b)	74,107	1,984,586
Interpublic Group of Cos., Inc. (The)	133,377	3,122,356
News Corp. - Class A	128,311	1,470,444
News Corp. - Class B	40,239	474,820
Omnicom Group, Inc. (a)	79,245	6,744,542
Scripps Networks Interactive, Inc. - Class A (a)	32,003	2,284,054
TEGNA, Inc. (a)	72,034	1,540,807
Time Warner, Inc.	259,064	25,007,448
Twenty-First Century Fox, Inc. - Class A	355,711	9,974,136
Twenty-First Century Fox, Inc. - Class B	163,642	4,459,245
Viacom, Inc. - Class B	116,703	4,096,275
Walt Disney Co. (The)	491,885	51,264,255

		198,433,644

Metals & Mining—0.3%
Freeport-McMoRan, Inc. (b)	420,867	5,551,236
Newmont Mining Corp. (a)	178,307	6,074,919
Nucor Corp. (a)	106,996	6,368,402

		17,994,557

Multi-Utilities—1.1%
Ameren Corp. (a)	81,514	4,276,224
CenterPoint Energy, Inc.	144,689	3,565,137
CMS Energy Corp.	93,766	3,902,541
Consolidated Edison, Inc.	102,374	7,542,916
Dominion Resources, Inc. (a)	210,559	16,126,714
DTE Energy Co. (a)	60,282	5,938,380
NiSource, Inc.	108,425	2,400,529
Public Service Enterprise Group, Inc.	169,957	7,457,713
SCANA Corp. (a)	48,013	3,518,393
Sempra Energy (a)	84,008	8,454,565
WEC Energy Group, Inc. (a)	106,032	6,218,777

		69,401,889

Multiline Retail—0.5%
Dollar General Corp. (a)	85,387	6,324,615
Dollar Tree, Inc. (b)	79,309	6,121,068
Kohl’s Corp. (a)	59,286	2,927,543
Macy’s, Inc. (a)	102,691	3,677,365
Nordstrom, Inc. (a)	39,017	1,870,085
Target Corp.	188,704	13,630,090

		34,550,766

Oil, Gas & Consumable Fuels—6.3%
Anadarko Petroleum Corp.	187,765	13,092,854
Apache Corp.	127,470	8,090,521
Cabot Oil & Gas Corp.	156,268	3,650,421
Chesapeake Energy Corp. (a) (b)	250,422	1,757,962
Chevron Corp.	634,204	74,645,811
Cimarex Energy Co. (a)	31,904	4,335,754
Concho Resources, Inc. (b)	49,067	6,506,284
ConocoPhillips	416,256	20,871,076
Devon Energy Corp.	175,905	8,033,581
EOG Resources, Inc.	193,663	19,579,329
EQT Corp. (a)	58,039	3,795,751
Exxon Mobil Corp.	1,393,098	125,741,026
Hess Corp.	89,586	5,580,312
Kinder Morgan, Inc.	644,975	13,357,432
Marathon Oil Corp.	284,623	4,926,824
Marathon Petroleum Corp.	177,321	8,928,112
Murphy Oil Corp. (a)	54,380	1,692,849
Newfield Exploration Co. (b)	66,266	2,683,773
Noble Energy, Inc.	144,017	5,481,287
Occidental Petroleum Corp.	256,732	18,287,020
ONEOK, Inc. (a)	70,725	4,060,322
Phillips 66	148,734	12,852,105
Pioneer Natural Resources Co.	57,019	10,267,411
Range Resources Corp.	63,102	2,168,185
Southwestern Energy Co. (a) (b)	164,879	1,783,991
Spectra Energy Corp.	235,678	9,684,009
Tesoro Corp.	39,265	3,433,724
Valero Energy Corp.	152,074	10,389,696
Williams Cos., Inc. (The) (a)	229,544	7,148,000

		412,825,422

Personal Products—0.1%
Coty, Inc. - Class A	157,959	2,892,229

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—(Continued)
Estee Lauder Cos., Inc. (The)—Class A	74,676	$5,711,967

		8,604,196

Pharmaceuticals—5.1%
Allergan plc (b)	126,010	26,463,360
Bristol-Myers Squibb Co.	561,456	32,811,489
Eli Lilly & Co.	326,370	24,004,513
Endo International plc (a) (b)	66,640	1,097,561
Johnson & Johnson	913,974	105,298,945
Mallinckrodt plc (b)	35,563	1,771,749
Merck & Co., Inc.	926,271	54,529,574
Mylan NV (a) (b)	154,602	5,898,066
Perrigo Co. plc (a)	48,167	4,008,939
Pfizer, Inc.	2,038,687	66,216,554
Zoetis, Inc.	165,904	8,880,841

		330,981,591

Professional Services—0.3%
Dun & Bradstreet Corp. (The) (a)	12,358	1,499,273
Equifax, Inc.	40,234	4,756,866
Nielsen Holdings plc (a)	112,875	4,735,106
Robert Half International, Inc. (a)	43,299	2,112,125
Verisk Analytics, Inc. (a) (b)	52,318	4,246,652

		17,350,022

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a) (b)	100,846	3,175,641

Road & Rail—0.9%
CSX Corp.	314,674	11,306,237
J.B. Hunt Transport Services, Inc.	29,397	2,853,567
Kansas City Southern	36,142	3,066,648
Norfolk Southern Corp.	98,079	10,599,397
Ryder System, Inc. (a)	17,963	1,337,166
Union Pacific Corp.	276,863	28,705,156

		57,868,171

Semiconductors & Semiconductor Equipment—3.3%
Analog Devices, Inc.	103,531	7,518,421
Applied Materials, Inc.	363,130	11,718,205
Broadcom, Ltd.	133,485	23,596,143
First Solar, Inc. (a) (b)	26,182	840,180
Intel Corp.	1,592,085	57,744,923
KLA-Tencor Corp.	52,516	4,131,959
Lam Research Corp.	54,703	5,783,748
Linear Technology Corp.	80,749	5,034,700
Microchip Technology, Inc. (a)	72,573	4,655,558
Micron Technology, Inc. (b)	346,768	7,601,155
NVIDIA Corp.	181,079	19,328,373
Qorvo, Inc. (a) (b)	42,910	2,262,644
QUALCOMM, Inc.	496,166	32,350,023
Skyworks Solutions, Inc. (a)	62,425	4,660,651
Texas Instruments, Inc.	335,781	24,501,940
Xilinx, Inc.	84,832	5,121,308

		216,849,931

Software—4.3%
Activision Blizzard, Inc.	229,710	8,294,828
Adobe Systems, Inc. (b)	167,045	17,197,283
Autodesk, Inc. (b)	65,796	4,869,562
CA, Inc. (a)	105,280	3,344,746
Citrix Systems, Inc. (b)	52,397	4,679,576
Electronic Arts, Inc. (b)	101,377	7,984,452
Intuit, Inc.	81,918	9,388,622
Microsoft Corp.	2,612,160	162,319,622
Oracle Corp.	1,006,875	38,714,344
Red Hat, Inc. (b)	60,336	4,205,419
Salesforce.com, Inc. (b)	214,455	14,681,589
Symantec Corp.	209,440	5,003,522

		280,683,565

Specialty Retail—2.4%
Advance Auto Parts, Inc. (a)	24,743	4,184,536
AutoNation, Inc. (a) (b)	22,064	1,073,414
AutoZone, Inc. (a) (b)	9,696	7,657,804
Bed Bath & Beyond, Inc.	51,093	2,076,420
Best Buy Co., Inc. (a)	91,725	3,913,906
CarMax, Inc. (a) (b)	63,941	4,117,161
Foot Locker, Inc.	45,457	3,222,447
Gap, Inc. (The) (a)	73,703	1,653,895
Home Depot, Inc. (The)	409,246	54,871,704
L Brands, Inc. (a)	80,697	5,313,090
Lowe’s Cos., Inc.	292,228	20,783,255
O’Reilly Automotive, Inc. (a) (b)	31,735	8,835,341
Ross Stores, Inc. (a)	133,232	8,740,019
Signet Jewelers, Ltd.	23,376	2,203,422
Staples, Inc. (a)	218,554	1,977,914
Tiffany & Co. (a)	35,957	2,784,150
TJX Cos., Inc. (The)	219,009	16,454,146
Tractor Supply Co.	44,094	3,342,766
Ulta Salon Cosmetics & Fragrance, Inc. (b)	19,697	5,021,553
Urban Outfitters, Inc. (a) (b)	29,677	845,201

		159,072,144

Technology Hardware, Storage & Peripherals—3.7%
Apple, Inc.	1,791,412	207,481,338
Hewlett Packard Enterprise Co.	559,699	12,951,435
HP, Inc.	574,775	8,529,661
NetApp, Inc.	92,514	3,262,969
Seagate Technology plc (a)	98,946	3,776,769
Western Digital Corp.	95,906	6,516,812

		242,518,984

Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc. (a)	94,189	3,298,499
Hanesbrands, Inc. (a)	126,972	2,738,786
Michael Kors Holdings, Ltd. (b)	55,179	2,371,594
NIKE, Inc. - Class B	448,895	22,817,333
PVH Corp. (a)	26,630	2,403,091
Ralph Lauren Corp. (a)	18,919	1,708,764
Under Armour, Inc. - Class A (a) (b)	61,728	1,793,198
Under Armour, Inc. - Class C (b)	62,073	1,562,377

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
VF Corp.	111,190	$5,931,987

		44,625,629

Tobacco—1.6%
Altria Group, Inc.	655,201	44,304,692
Philip Morris International, Inc.	521,182	47,682,941
Reynolds American, Inc.	277,820	15,569,033

		107,556,666

Trading Companies & Distributors—0.2%
Fastenal Co.	97,101	4,561,805
United Rentals, Inc. (b)	28,295	2,987,386
WW Grainger, Inc. (a)	18,412	4,276,187

		11,825,378

Water Utilities—0.1%
American Water Works Co., Inc.	59,801	4,327,200

Total Common Stocks (Cost $3,565,264,507)		6,473,069,681

Mutual Fund—0.7%

Investment Company Security—0.7%
SPDR S&P 500 ETF Trust (Cost $43,175,086)	196,000	43,811,880

Short-Term Investments—0.5%

Discount Notes—0.2%
Fannie Mae 0.493%, 03/01/17 (e)	1,525,000	1,523,744
Federal Home Loan Bank 0.431%, 02/15/17 (e)	5,025,000	5,022,000
0.444%, 01/25/17 (e)	2,600,000	2,599,397
0.447%, 03/24/17 (e)	3,925,000	3,920,463

		13,065,604

U.S. Treasury—0.3%
U.S. Treasury Bills 0.385%, 03/16/17 (e)	4,325,000	4,320,675
0.431%, 02/16/17 (e)	3,200,000	3,198,279
0.474%, 03/09/17 (e)	1,375,000	1,373,809
0.515%, 03/23/17 (e)	7,400,000	7,391,882

		16,284,645

Total Short-Term Investments (Cost $29,351,301)		29,350,249

Securities Lending Reinvestments(f)— 6.5%

Certificates of Deposit—4.1%
Bank of Montreal London Zero Coupon, 01/12/17	5,996,179	5,998,904

Certificates of Deposit—(Continued)
Chiba Bank, Ltd., New York 0.870%, 01/10/17	1,600,000	1,600,037
Cooperative Rabobank UA New York 1.278%, 10/13/17 (g)	8,000,000	8,001,800
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (g)	22,000,000	22,017,358
Credit Industriel et Commercial 1.245%, 04/05/17 (g)	7,000,000	7,003,780
Credit Suisse AG New York 1.335%, 04/03/17 (g)	9,000,000	9,001,971
1.364%, 04/11/17 (g)	16,500,000	16,503,597
DG Bank New York 0.940%, 01/12/17	8,000,000	8,000,424
0.950%, 01/03/17	1,000,000	1,000,007
DNB NOR Bank ASA 1.130%, 07/28/17 (g)	5,900,000	5,898,968
ING Bank NV 1.265%, 04/18/17 (g)	21,500,000	21,539,412
KBC Bank NV 1.000%, 01/04/17	1,000,000	1,000,000
1.050%, 01/17/17	20,000,000	20,002,400
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,895,640	1,899,183
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (g)	15,000,000	15,007,095
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (g)	10,000,000	10,003,010
1.436%, 04/18/17 (g)	15,500,000	15,504,867
Natixis New York 1.262%, 04/07/17 (g)	10,000,000	10,004,010
Rabobank London 1.281%, 10/13/17 (g)	7,000,000	7,016,789
Royal Bank of Canada New York 1.145%, 04/04/17 (g)	6,500,000	6,498,329
1.281%, 10/13/17 (g)	15,000,000	15,011,625
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (g)	10,000,000	10,005,100
1.395%, 04/12/17 (g)	10,000,000	10,011,404
Sumitomo Mitsui Trust Bank, Ltd., New York 1.364%, 04/10/17 (g)	13,000,000	13,005,031
Svenska Handelsbanken New York 1.266%, 05/18/17 (g)	15,000,000	15,002,610
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	6,400,000	6,401,792
1.264%, 10/26/17 (g)	6,200,000	6,204,235

		269,143,738

Commercial Paper—0.8%
ABN AMRO Funding USA 0.910%, 01/11/17	8,979,525	8,997,201
Atlantic Asset Securitization LLC 0.990%, 01/12/17	2,493,813	2,499,190
Commonwealth Bank Australia 1.236%, 10/23/17 (g)	7,000,000	7,003,934

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments(f)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Den Norske ASA 1.206%, 04/27/17 (g)	5,900,000	$5,900,313
Kells Funding LLC 1.040%, 01/19/17	2,092,599	2,099,176
Macquarie Bank, Ltd. 0.930%, 01/19/17	997,623	999,383
0.950%, 01/03/17	11,972,133	11,998,716
Ridgefield Funding Co. LLC 1.000%, 01/03/17	4,987,500	4,999,715
Sheffield Receivables Co. 1.050%, 01/06/17	997,258	999,870
Versailles Commercial Paper LLC 1.050%, 01/17/17	6,480,283	6,497,094
Victory Receivables Corp. 1.050%, 01/04/17	1,495,669	1,499,893

		53,494,485

Repurchase Agreements—1.1%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $14,205,594 on 01/03/17, collateralized by various Common Stock with a value of $15,784,081.	14,200,000	14,200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $17,573,383 on 03/03/17, collateralized by various Common Stock with a value of $19,250,000.	17,500,000	17,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $12,410,083 on 01/03/17, collateralized by $63,861,451 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $12,657,637.	12,409,448	12,409,448
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $11,156,869 on 04/03/17, collateralized by various Common Stock with a value of $12,210,000.	11,100,000	11,100,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $2,000,133 on 01/03/17, collateralized by $3,591,529 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $2,040,136.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $15,002,500 on 01/05/17, collateralized by $24,076,040 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $15,301,881.	15,000,000	15,000,000

		72,209,448

Time Deposits—0.5%
Canadian Imperial Bank 0.520%, 01/03/17	20,000,000	20,000,000
OP Corporate Bank plc 1.010%, 01/04/17	5,000,000	5,000,000
Shinkin Central Bank 1.200%, 01/27/17	1,800,000	1,800,000
1.220%, 01/26/17	8,600,000	8,600,000

		35,400,000

Total Securities Lending Reinvestments (Cost $430,100,732)		430,247,671

Total Investments—106.4% (Cost $4,067,891,626) (h)		6,976,479,481
Other assets and liabilities (net)—(6.4)%		(418,346,746)

Net Assets—100.0%		$6,558,132,735

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $418,853,880 and the collateral received consisted of cash in the amount of $429,997,671. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $15,478,850.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $4,182,470,779. The aggregate unrealized appreciation and depreciation of investments were $2,890,168,866 and $(96,160,164), respectively, resulting in net unrealized appreciation of $2,794,008,702 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/17/17	300	USD	33,817,167	$(274,167)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,473,069,681	$—	$—	$6,473,069,681
Total Mutual Fund*	43,811,880	—	—	43,811,880
Short-Term Investments
Discount Notes	—	13,065,604	—	13,065,604
U.S. Treasury	—	16,284,645	—	16,284,645
Total Short-Term Investments	—	29,350,249	—	29,350,249
Total Securities Lending Reinvestments*	—	430,247,671	—	430,247,671
Total Investments	$6,516,881,561	$459,597,920	$—	$6,976,479,481

Collateral for Securities Loaned (Liability)	$—	$(429,997,671)	$—	$(429,997,671)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(274,167)	$—	$—	$(274,167)

* See	Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$6,956,580,167
Affiliated investments at value (c)	19,899,314
Cash	76,485
Receivable for:
Investments sold	13,741,656
Fund shares sold	2,919,206
Dividends	8,359,727
Prepaid expenses	18,127

Total Assets	7,001,594,682
Liabilities
Collateral for securities loaned	429,997,671
Payables for:
Fund shares redeemed	10,699,236
Variation margin on futures contracts	133,500
Accrued Expenses:
Management fees	1,328,013
Distribution and service fees	450,076
Deferred trustees’ fees	113,326
Other expenses	740,125

Total Liabilities	443,461,947

Net Assets	$6,558,132,735

Net Assets Consist of:
Paid in surplus	$3,452,675,779
Undistributed net investment income	119,230,492
Accumulated net realized gain	77,912,776
Unrealized appreciation on investments, affiliated investments and futures contracts	2,908,313,688

Net Assets	$6,558,132,735

Net Assets
Class A	$4,347,488,522
Class B	1,988,239,659
Class D	64,298,283
Class E	144,156,099
Class G	13,950,172
Capital Shares Outstanding*
Class A	94,449,828
Class B	44,809,290
Class D	1,400,755
Class E	3,153,645
Class G	314,945
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$46.03
Class B	44.37
Class D	45.90
Class E	45.71
Class G	44.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,052,798,666.
(b)	Includes securities loaned at value of $418,853,880.
(c)	Identified cost of affiliated investments was $15,092,960.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$141,507,925
Dividends from affiliated investments	587,951
Interest	115,796
Securities lending income	1,142,699
Other income (b)	127,591

Total investment income	143,481,962
Expenses
Management fees	15,725,187
Administration fees	204,111
Custodian and accounting fees	277,753
Distribution and service fees—Class B	4,763,244
Distribution and service fees—Class D	70,548
Distribution and service fees—Class E	211,674
Distribution and service fees—Class G	35,971
Audit and tax services	42,040
Legal	33,111
Trustees’ fees and expenses	45,245
Shareholder reporting	512,971
Insurance	42,827
Miscellaneous	345,210

Total expenses	22,309,892
Less management fee waiver	(768,511)

Net expenses	21,541,381

Net Investment Income	121,940,581

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	200,568,403
Affiliated investments	(56,240)
Futures contracts	3,516,171

Net realized gain	204,028,334

Net change in unrealized appreciation (depreciation) on:
Investments	370,126,101
Affiliated investments	2,145,426
Futures contracts	(45,251)

Net change in unrealized appreciation	372,226,276

Net realized and unrealized gain	576,254,610

Net Increase in Net Assets From Operations	$698,195,191

(a)	Net of foreign withholding taxes of $4,750.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$121,940,581	$116,616,898
Net realized gain	204,028,334	285,658,755
Net change in unrealized appreciation (depreciation)	372,226,276	(327,512,527)

Increase in net assets from operations	698,195,191	74,763,126

From Distributions to Shareholders
Net investment income
Class A	(82,857,392)	(73,614,161)
Class B	(34,449,077)	(30,456,704)
Class D	(1,352,543)	(1,804,092)
Class E	(2,620,458)	(2,445,450)
Class G	(221,158)	(50,027)
Net realized capital gains
Class A	(181,662,999)	(177,074,360)
Class B	(86,318,673)	(85,896,734)
Class D	(3,124,405)	(4,613,354)
Class E	(6,212,616)	(6,448,300)
Class G	(570,749)	(146,175)

Total distributions	(399,390,070)	(382,549,357)

Increase (decrease) in net assets from capital share transactions	22,715,272	(81,924,353)

Total increase (decrease) in net assets	321,520,393	(389,710,584)

Net Assets
Beginning of period	6,236,612,342	6,626,322,926

End of period	$6,558,132,735	$6,236,612,342

Undistributed net investment income
End of period	$119,230,492	$122,692,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	4,983,063	$217,058,335	4,408,353	$197,974,631
Reinvestments	6,272,715	264,520,391	5,596,975	250,688,521
Redemptions	(10,092,498)	(444,409,066)	(9,668,977)	(436,539,916)

Net increase	1,163,280	$37,169,660	336,351	$12,123,236

Class B
Sales	3,242,120	$138,068,372	2,909,978	$126,781,458
Reinvestments	2,967,267	120,767,750	2,685,287	116,353,438
Redemptions	(5,867,660)	(249,825,548)	(6,413,569)	(280,296,296)

Net increase (decrease)	341,727	$9,010,574	(818,304)	$(37,161,400)

Class D
Sales	384,822	$16,959,636	171,240	$7,839,888
Reinvestments	106,417	4,476,948	143,599	6,417,446
Redemptions	(1,004,553)	(43,730,065)	(1,514,796)	(68,755,233)

Net decrease	(513,314)	$(22,293,481)	(1,199,957)	$(54,497,899)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class E
Sales	67,984	$2,927,160	81,125	$3,612,139
Reinvestments	210,763	8,833,074	199,725	8,893,750
Redemptions	(405,732)	(17,710,668)	(514,709)	(23,229,019)

Net decrease	(126,985)	$(5,950,434)	(233,859)	$(10,723,130)

Class G
Sales	136,685	$5,693,057	248,691	$10,694,963
Reinvestments	19,486	791,907	4,535	196,202
Redemptions	(40,319)	(1,706,011)	(62,418)	(2,556,325)

Net increase	115,852	$4,778,953	190,808	$8,334,840

Increase (decrease) derived from capital shares transactions		$22,715,272		$(81,924,353)

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$44.04	$46.21	$42.58	$33.42	$29.60

Income (Loss) from Investment Operations
Net investment income (a)	0.89	0.85	0.79	0.71	0.67
Net realized and unrealized gain (loss) on investments	3.98	(0.26)	4.66	9.72	3.95

Total from investment operations	4.87	0.59	5.45	10.43	4.62

Less Distributions
Distributions from net investment income	(0.90)	(0.81)	(0.74)	(0.70)	(0.57)
Distributions from net realized capital gains	(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.88)	(2.76)	(1.82)	(1.27)	(0.80)

Net Asset Value, End of Period	$46.03	$44.04	$46.21	$42.58	$33.42

Total Return (%) (b)	11.67	1.17	13.36	32.02	15.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.27	0.27	0.27	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.26	0.26	0.27
Ratio of net investment income to average net assets (%)	2.02	1.88	1.81	1.87	2.08
Portfolio turnover rate (%)	8	9	12	12	12
Net assets, end of period (in millions)	$4,347.5	$4,108.5	$4,295.4	$4,059.9	$3,303.3

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$42.55	$44.73	$41.27	$32.43	$28.76

Income (Loss) from Investment Operations
Net investment income (a)	0.75	0.71	0.66	0.60	0.57
Net realized and unrealized gain (loss) on investments	3.84	(0.25)	4.52	9.43	3.83

Total from investment operations	4.59	0.46	5.18	10.03	4.40

Less Distributions
Distributions from net investment income	(0.79)	(0.69)	(0.64)	(0.62)	(0.50)
Distributions from net realized capital gains	(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.77)	(2.64)	(1.72)	(1.19)	(0.73)

Net Asset Value, End of Period	$44.37	$42.55	$44.73	$41.27	$32.43

Total Return (%) (b)	11.38	0.91	13.10	31.70	15.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.52	0.52	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.51	0.51	0.52
Ratio of net investment income to average net assets (%)	1.77	1.63	1.56	1.62	1.83
Portfolio turnover rate (%)	8	9	12	12	12
Net assets, end of period (in millions)	$1,988.2	$1,892.0	$2,025.6	$1,928.0	$1,615.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$43.93	$46.10	$42.46	$33.32	$29.52

Income (Loss) from Investment Operations
Net investment income (a)	0.84	0.80	0.73	0.66	0.63
Net realized and unrealized gain (loss) on investments	3.97	(0.26)	4.67	9.71	3.94

Total from investment operations	4.81	0.54	5.40	10.37	4.57

Less Distributions
Distributions from net investment income	(0.86)	(0.76)	(0.68)	(0.66)	(0.54)
Distributions from net realized capital gains	(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.84)	(2.71)	(1.76)	(1.23)	(0.77)

Net Asset Value, End of Period	$45.90	$43.93	$46.10	$42.46	$33.32

Total Return (%) (b)	11.54	1.07	13.26	31.91	15.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.37	0.37	0.37	0.38
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.36	0.37
Ratio of net investment income to average net assets (%)	1.92	1.76	1.70	1.77	1.97
Portfolio turnover rate (%)	8	9	12	12	12
Net assets, end of period (in millions)	$64.3	$84.1	$143.5	$237.5	$297.3

	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$43.75	$45.92	$42.32	$33.22	$29.44

Income (Loss) from Investment Operations
Net investment income (a)	0.81	0.78	0.72	0.65	0.62
Net realized and unrealized gain (loss) on investments	3.97	(0.26)	4.64	9.67	3.92

Total from investment operations	4.78	0.52	5.36	10.32	4.54

Less Distributions
Distributions from net investment income	(0.84)	(0.74)	(0.68)	(0.65)	(0.53)
Distributions from net realized capital gains	(1.98)	(1.95)	(1.08)	(0.57)	(0.23)

Total distributions	(2.82)	(2.69)	(1.76)	(1.22)	(0.76)

Net Asset Value, End of Period	$45.71	$43.75	$45.92	$42.32	$33.22

Total Return (%) (b)	11.50	1.02	13.20	31.83	15.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.42	0.42	0.42	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.41	0.41	0.42
Ratio of net investment income to average net assets (%)	1.87	1.73	1.66	1.72	1.92
Portfolio turnover rate (%)	8	9	12	12	12
Net assets, end of period (in millions)	$144.2	$143.5	$161.4	$164.9	$147.9

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2016	2015	2014(d)
Net Asset Value, Beginning of Period	$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.73	0.70	0.09
Net realized and unrealized gain (loss) on investments	3.83	(0.24)	0.45

Total from investment operations	4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(1.98)	(1.95)	0.00

Total distributions	(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$44.29	$42.48	$44.64

Total Return (%) (b)	11.32	0.91	1.22	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.58	(f)
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.57	(f)
Ratio of net investment income to average net assets (%)	1.72	1.64	1.54	(f)
Portfolio turnover rate (%)	8	9	12
Net assets, end of period (in millions)	$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was November 12, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 72,209,448. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	274,167

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,516,171

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(45,251)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,000

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-22

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$515,926,966	$0	$745,618,856

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $15,725,187.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $489,504.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-23

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Loss on shares sold	Income earned from affiliates during the period
MetLife, Inc.	380,176	3,623	(14,541)	369,258	$(56,240)	$587,951

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$130,333,642	$114,006,177	$269,056,428	$268,543,180	$399,390,070	$382,549,357

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$128,199,537	$183,362,044	$2,794,008,700	$—	$3,105,570,281

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-24

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-25

Metropolitan Series Fund

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-26

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-27

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-28

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-29

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-30

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-31

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-32

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-33

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-34

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-35

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.
In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MSF-36

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MSF-37

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 9.20%, 8.92%, 9.03%, and 8.97%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 11.96% and 2.65%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 8.31%.

MARKET ENVIRONMENT/CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the year, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the Energy, Materials, and Industrial sectors early in the reporting period, abated later in the year as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its blended benchmark for the period. Within the equity portion of the Portfolio, an overweight position in the Financials sector aided performance relative to the S&P 500 Index. Most notably, the Portfolio’s overweight holdings of global financial services firms JPMorgan Chase, Goldman Sachs Group, Bank of America, and insurance company Prudential Financial aided relative performance as all four companies outperformed the S&P 500 Index during the reporting period.

Stock selection within the Consumer Discretionary sector also helped boost relative results. Within this sector, overweight holdings of media firm Time Warner and cable services provider Charter Communications bolstered relative performance. Not owning shares of athletic shoes and apparel manufacturer NIKE further supported relative results.

In other sectors, the Portfolio’s underweight positions in holding company Alphabet and biotech firm Gilead Sciences strengthened relative performance as both stocks underperformed the S&P 500 Index during the reporting period. Not owning shares of biotechnology medicines company Amgen also boosted relative returns.

Within the fixed income portion of the Portfolio, a greater exposure to both the corporate industrials and corporate financials sectors, a lesser exposure to U.S. Treasuries, and an overweight position to commercial mortgage backed securities (“CMBS”) aided performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection within both the Energy and Materials sectors was a primary detractor from performance relative to the S&P 500 Index. However, no individual stocks with the Energy sector were amongst the Portfolio’s top relative detractors during the reporting period. Within the Materials sector, an overweight position in chemical company PPG Industries further weighed on relative results.

Stock selection within the Telecommunications Services sector also detracted from relative performance. The Portfolio’s underweight position in Telecommunication Services provider AT&T weakened relative returns.

Elsewhere, overweight positions in drugstore retailer CVS, diversified financial services firm Wells Fargo, pharmaceutical company Eli Lilly, and pharmaceutical and medical products maker Abbott Laboratories hurt relative performance. Not owning shares of computer graphics processors maker NVIDIA, health insurance and Medicare/Medicaid provider UnitedHealth Group, and insurance and investment firm Berkshire Hathaway also dampened relative results. The

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Portfolio’s holdings of motor vehicle manufacturer Kia Motors weighed on relative returns.

During the reporting period, within the equity portion of the Portfolio, the Portfolio’s relative currency exposure resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, security selection within corporate bonds rated in the “BBB” credit quality segment was a primary detractor from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

For the twelve-month period ending December 31, 2016, the equity portion of the Portfolio increased its exposure to Industrials and Financials while decreasing exposure to Health Care and Consumer Discretionary. Within the fixed income portion, the Portfolio slightly increased its weighting in government and municipal securities while slightly decreasing its weighting in CMBS.

Brooks Taylor

Steven Gorham

Nevin Chitkara

Jonathan Sage

Richard Hawkins

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	9.20	9.48	5.50
Class B	8.92	9.21	5.24
Class E	9.03	9.31	5.34
Class F	8.97	9.26	5.29
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34
S&P 500 Index	11.96	14.66	6.95

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Equity Sectors

% of Net Assets
Financials	14.4
Industrials	7.9
Health Care	7.8
Consumer Staples	7.1
Information Technology	6.3

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.6
Corporate Bonds & Notes	11.9
Mortgage-Backed Securities	1.6
Asset-Backed Securities	1.0
Municipals	0.4

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.4
Philip Morris International, Inc.	1.6
Johnson & Johnson	1.1
Travelers Cos., Inc. (The)	1.1
Comcast Corp.	1.1

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	9.6
Fannie Mae 30 Yr. Pool	5.3
U.S. Treasury Bonds	3.3
Freddie Mac 30 Yr. Gold Pool	3.0
Freddie Mac Multifamily Structured Pass-Through Certificates	1.0

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A	Actual	0.60%	$1,000.00	$1,033.10	$3.07
	Hypothetical*	0.60%	$1,000.00	$1,022.12	$3.05

Class B	Actual	0.85%	$1,000.00	$1,031.80	$4.34
	Hypothetical*	0.85%	$1,000.00	$1,020.86	$4.32

Class E	Actual	0.75%	$1,000.00	$1,032.30	$3.83
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

Class F	Actual	0.80%	$1,000.00	$1,032.00	$4.09
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—58.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
L3 Technologies, Inc.	8,413	$1,279,702
Lockheed Martin Corp.	16,582	4,144,505
Northrop Grumman Corp.	24,380	5,670,300
Orbital ATK, Inc.	6,048	530,591
United Technologies Corp.	59,839	6,559,551

		18,184,649

Air Freight & Logistics—0.5%
United Parcel Service, Inc. - Class B	34,148	3,914,727

Airlines—0.4%
Copa Holdings S.A. - Class A	22,495	2,043,221
Delta Air Lines, Inc.	25,929	1,275,447

		3,318,668

Auto Components—0.3%
Delphi Automotive plc	36,615	2,466,020

Automobiles—0.5%
General Motors Co.	39,085	1,361,721
Harley-Davidson, Inc.	14,940	871,600
Hyundai Motor Co.	8,320	999,589
Kia Motors Corp.	40,812	1,324,243

		4,557,153

Banks—6.6%
Bank of America Corp.	322,919	7,136,510
BB&T Corp. (b)	34,129	1,604,746
BNP Paribas S.A.	11,300	719,826
Citigroup, Inc.	67,799	4,029,295
JPMorgan Chase & Co.	242,709	20,943,360
PNC Financial Services Group, Inc. (The)	38,988	4,560,036
Royal Bank of Canada	36,562	2,474,501
Sumitomo Mitsui Financial Group, Inc.	42,000	1,592,222
SunTrust Banks, Inc.	17,574	963,934
U.S. Bancorp	125,076	6,425,154
Wells Fargo & Co.	109,429	6,030,632

		56,480,216

Beverages—0.6%
Coca-Cola Co. (The)	22,633	938,364
Coca-Cola European Partners plc (b)	22,956	720,818
Diageo plc	104,351	2,699,675
PepsiCo, Inc.	7,696	805,233

		5,164,090

Biotechnology—0.2%
Celgene Corp. (a)	6,427	743,925
Gilead Sciences, Inc.	11,031	789,930

		1,533,855

Building Products—1.0%
Johnson Controls International plc	137,553	5,665,808

Building Products—(Continued)
Owens Corning	65,666	3,385,739

		9,051,547

Capital Markets—3.7%
Bank of New York Mellon Corp. (The)	117,711	5,577,147
BlackRock, Inc.	7,872	2,995,611
Blackstone Group L.P. (The)	34,531	933,373
Charles Schwab Corp. (The)	22,576	891,075
Franklin Resources, Inc.	45,257	1,791,272
Goldman Sachs Group, Inc. (The)	30,494	7,301,788
Moody’s Corp.	10,497	989,552
Morgan Stanley	96,629	4,082,575
Nasdaq, Inc.	28,213	1,893,657
S&P Global, Inc.	3,008	323,480
State Street Corp.	43,707	3,396,908
UBS Group AG	90,928	1,423,472

		31,599,910

Chemicals—1.7%
AdvanSix, Inc. (a)	1	22
Axalta Coating Systems, Ltd. (a) (b)	48,377	1,315,854
Celanese Corp. - Series A	16,156	1,272,124
E.I. du Pont de Nemours & Co.	27,970	2,052,998
LyondellBasell Industries NV - Class A	20,764	1,781,136
Monsanto Co.	16,911	1,779,206
PPG Industries, Inc.	59,551	5,643,053
Sherwin-Williams Co. (The)	3,570	959,402

		14,803,795

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A (b)	50,849	840,382

Communications Equipment—0.7%
Cisco Systems, Inc.	159,028	4,805,826
Motorola Solutions, Inc. (b)	10,271	851,363

		5,657,189

Consumer Finance—0.5%
American Express Co.	21,315	1,579,015
Discover Financial Services	32,969	2,376,735

		3,955,750

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	15,081	792,808

Distributors—0.1%
LKQ Corp. (a)	32,417	993,581

Diversified Telecommunication Services—1.3%
AT&T, Inc. (b)	22,725	966,494
Frontier Communications Corp. (b)	148,871	503,184
TDC A/S (a)	127,843	656,367
Telefonica Brasil S.A. (ADR) (b)	48,618	650,509

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Verizon Communications, Inc.	152,366	$8,133,297

		10,909,851

Electric Utilities—1.4%
American Electric Power Co., Inc.	25,730	1,619,961
Duke Energy Corp.	27,407	2,127,331
Exelon Corp.	93,947	3,334,179
FirstEnergy Corp.	21,982	680,783
PPL Corp.	88,101	2,999,839
SSE plc	37,804	722,672
Xcel Energy, Inc.	12,525	509,767

		11,994,532

Electrical Equipment—0.3%
Eaton Corp. plc	38,603	2,589,875

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	32,809	2,754,316

Equity Real Estate Investment Trusts—0.7%
Medical Properties Trust, Inc. (b)	251,147	3,089,108
STORE Capital Corp. (b)	55,054	1,360,385
Washington Prime Group, Inc. (b)	123,252	1,283,053

		5,732,546

Food & Staples Retailing—1.0%
CVS Health Corp.	88,003	6,944,317
Kroger Co. (The) (b)	26,053	899,089
Wal-Mart Stores, Inc.	11,449	791,355

		8,634,761

Food Products—2.2%
Archer-Daniels-Midland Co.	82,111	3,748,367
Bunge, Ltd.	12,708	918,026
Danone S.A.	23,829	1,508,265
General Mills, Inc.	47,336	2,923,945
J.M. Smucker Co. (The)	6,985	894,499
Kellogg Co. (b)	14,891	1,097,616
Marine Harvest ASA (a)	95,274	1,718,042
Mead Johnson Nutrition Co.	19,257	1,362,625
Mondelez International, Inc. - Class A	24,871	1,102,531
Nestle S.A.	55,241	3,962,221

		19,236,137

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	121,067	4,650,183
Danaher Corp.	65,923	5,131,446
Medtronic plc	79,916	5,692,417
St. Jude Medical, Inc.	28,724	2,303,378
Zimmer Biomet Holdings, Inc. (b)	13,313	1,373,902

		19,151,326

Health Care Providers & Services—0.6%
Cigna Corp.	13,387	1,785,692

Health Care Providers & Services—(Continued)
Express Scripts Holding Co. (a)	14,250	980,257
HCA Holdings, Inc. (a) (b)	5,516	408,294
McKesson Corp.	17,188	2,414,055

		5,588,298

Hotels, Restaurants & Leisure—0.6%
Aramark (b)	33,249	1,187,654
Brinker International, Inc. (b)	25,975	1,286,542
Marriott International, Inc. - Class A	12,193	1,008,117
Starbucks Corp.	10,830	601,282
Yum! Brands, Inc.	20,280	1,284,332

		5,367,927

Household Durables—0.0%
Newell Brands, Inc. (b)	6,235	278,393

Household Products—0.6%
Kimberly-Clark Corp.	9,676	1,104,225
Procter & Gamble Co. (The)	38,207	3,212,445
Reckitt Benckiser Group plc	10,380	877,466

		5,194,136

Industrial Conglomerates—1.5%
3M Co.	34,335	6,131,201
Honeywell International, Inc.	56,766	6,576,341

		12,707,542

Insurance—3.5%
Aon plc	38,632	4,308,627
Chubb, Ltd.	54,620	7,216,394
Prudential Financial, Inc.	56,628	5,892,710
Travelers Cos., Inc. (The)	77,374	9,472,125
Validus Holdings, Ltd. (b)	12,271	675,028
Zurich Insurance Group AG (a)	8,256	2,267,605

		29,832,489

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (a)	1,045	783,614

Internet Software & Services—0.6%
Alphabet, Inc. - Class A (a)	1,381	1,094,373
Facebook, Inc. - Class A (a)	35,920	4,132,596

		5,226,969

IT Services—2.1%
Accenture plc - Class A	60,846	7,126,892
Amdocs, Ltd.	7,515	437,749
Cognizant Technology Solutions Corp. - Class A (a)	11,451	641,599
Fidelity National Information Services, Inc.	20,079	1,518,776
Fiserv, Inc. (a)	7,177	762,772
Global Payments, Inc.	12,833	890,738
International Business Machines Corp.	28,425	4,718,266
Sabre Corp. (b)	50,437	1,258,403

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Visa, Inc. - Class A (b)	11,225	$875,774

		18,230,969

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	35,081	4,949,929

Machinery—1.3%
Allison Transmission Holdings, Inc.	68,806	2,318,074
Cummins, Inc.	2,447	334,431
Deere & Co.	9,994	1,029,782
Fortive Corp. (b)	17,006	912,032
Illinois Tool Works, Inc.	29,671	3,633,511
Ingersoll-Rand plc	12,332	925,393
Pentair plc	12,008	673,289
Stanley Black & Decker, Inc.	14,395	1,650,962

		11,477,474

Media—2.7%
Charter Communications, Inc. - Class A (a)	14,654	4,219,180
Comcast Corp. - Class A	133,293	9,203,882
Interpublic Group of Cos., Inc. (The)	28,160	659,225
Omnicom Group, Inc. (b)	41,361	3,520,235
Time Warner, Inc.	44,685	4,313,443
Twenty-First Century Fox, Inc. - Class A	34,675	972,287
Walt Disney Co. (The)	4,032	420,215

		23,308,467

Metals & Mining—0.2%
Rio Tinto plc	40,183	1,530,194

Mortgage Real Estate Investment Trusts—0.2%
Annaly Capital Management, Inc. (b)	82,247	820,002
Starwood Property Trust, Inc. (b)	57,588	1,264,057

		2,084,059

Multi-Utilities—0.3%
Engie S.A.	67,894	864,948
Public Service Enterprise Group, Inc.	22,341	980,323
WEC Energy Group, Inc. (b)	15,159	889,076

		2,734,347

Multiline Retail—0.6%
Kohl’s Corp. (b)	21,071	1,040,486
Target Corp.	55,664	4,020,611

		5,061,097

Oil, Gas & Consumable Fuels—3.6%
Anadarko Petroleum Corp.	25,425	1,772,885
BP plc	444,771	2,763,581
Canadian Natural Resources, Ltd.	19,758	629,885
Chevron Corp.	30,887	3,635,400
Enterprise Products Partners L.P.	61,897	1,673,695
EOG Resources, Inc.	32,835	3,319,618
EQT Corp. (b)	17,964	1,174,846

Oil, Gas & Consumable Fuels—(Continued)
Exxon Mobil Corp.	49,175	4,438,535
Galp Energia SGPS S.A.	59,522	884,799
Hess Corp.	22,080	1,375,363
Noble Energy, Inc.	33,895	1,290,044
Occidental Petroleum Corp.	42,082	2,997,501
Plains All American Pipeline L.P.	19,096	616,610
Rice Energy, Inc. (a)	39,605	845,567
Valero Energy Corp. (b)	45,886	3,134,932
Western Gas Partners L.P.	13,334	783,506

		31,336,767

Personal Products—0.2%
Coty, Inc. - Class A	87,644	1,604,762

Pharmaceuticals—4.0%
Allergan plc (a)	4,656	977,807
Bayer AG	32,129	3,351,889
Bristol-Myers Squibb Co.	17,936	1,048,180
Eli Lilly & Co. (b)	66,474	4,889,163
Johnson & Johnson	84,815	9,771,536
Merck & Co., Inc.	153,144	9,015,587
Novartis AG	5,263	382,823
Pfizer, Inc. (b)	152,741	4,961,028
Roche Holding AG	1,512	344,514

		34,742,527

Professional Services—0.2%
Equifax, Inc.	13,179	1,558,153

Road & Rail—0.4%
Canadian National Railway Co. (b)	13,475	908,215
Union Pacific Corp.	26,755	2,773,958

		3,682,173

Semiconductors & Semiconductor Equipment—1.2%
Broadcom, Ltd.	5,342	944,305
Intel Corp.	39,561	1,434,878
Maxim Integrated Products, Inc.	26,524	1,023,031
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	92,729	2,665,959
Texas Instruments, Inc.	55,585	4,056,037

		10,124,210

Software—1.1%
CA, Inc. (b)	13,946	443,064
Check Point Software Technologies, Ltd. (a) (b)	30,532	2,578,733
Intuit, Inc. (b)	5,290	606,287
Microsoft Corp.	54,489	3,385,947
Oracle Corp.	61,689	2,371,942

		9,385,973

Specialty Retail—0.6%
Advance Auto Parts, Inc. (b)	2,459	415,866
Best Buy Co., Inc. (b)	39,073	1,667,245

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Gap, Inc. (The) (b)	152,112	$3,413,393

		5,496,504

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	11,158	1,292,320
Hewlett Packard Enterprise Co.	144,595	3,345,928
Seagate Technology plc	15,909	607,246

		5,245,494

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc. (b)	27,555	594,361

Tobacco—2.4%
Altria Group, Inc.	96,885	6,551,364
Japan Tobacco, Inc.	15,200	499,371
Philip Morris International, Inc.	146,922	13,441,894

		20,492,629

Trading Companies & Distributors—0.1%
MSC Industrial Direct Co., Inc. - Class A	5,612	518,493

Total Common Stocks (Cost $393,722,199)		503,455,634

U.S. Treasury & Government Agencies—24.6%

Agency Sponsored Mortgage-Backed—11.6%
Fannie Mae 15 Yr. Pool 3.000%, 03/01/27	122,812	126,312
3.000%, 04/01/27	366,564	377,021
3.000%, 04/01/30	337,791	346,938
3.000%, 05/01/30	400,749	411,601
3.000%, 10/01/30	423,296	434,758
3.000%, 11/01/30	365,510	375,513
3.000%, 12/01/30	625,033	642,157
3.000%, 04/01/31	536,428	550,953
3.000%, 12/01/31	1,533,614	1,578,241
4.500%, 04/01/18	6,512	6,693
4.500%, 06/01/18	21,030	21,613
4.500%, 07/01/18	15,053	15,470
4.500%, 03/01/19	37,087	38,116
4.500%, 06/01/19	25,546	26,254
4.500%, 04/01/20	28,441	29,445
4.500%, 07/01/20	14,438	14,941
5.000%, 11/01/17	9,474	9,696
5.000%, 02/01/18	34,604	35,421
5.000%, 12/01/18	83,762	86,045
5.000%, 07/01/19	52,837	54,423
5.000%, 07/01/20	36,205	37,052
5.000%, 08/01/20	24,873	26,069
5.000%, 12/01/20	72,653	75,334
5.500%, 11/01/17	12,915	13,065
5.500%, 12/01/17	2,307	2,332

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 01/01/18	1,503	1,505
5.500%, 02/01/18	10,573	10,703
5.500%, 06/01/19	51,031	52,445
5.500%, 07/01/19	51,546	53,152
5.500%, 08/01/19	13,328	13,736
5.500%, 09/01/19	53,048	54,912
5.500%, 01/01/21	27,022	28,104
5.500%, 03/01/21	9,270	9,734
6.000%, 01/01/17	146	146
6.000%, 02/01/17	400	399
6.000%, 07/01/17	3,392	3,409
6.000%, 08/01/17	576	579
6.000%, 09/01/17	7,062	7,119
6.000%, 03/01/18	827	837
6.000%, 11/01/18	4,817	4,899
6.000%, 01/01/21	43,182	45,242
6.000%, 05/01/21	9,448	9,847
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	25,468	28,818
Fannie Mae 30 Yr. Pool 3.000%, 09/01/46	246,786	245,568
3.000%, 10/01/46	1,723,415	1,714,475
3.000%, 11/01/46	1,164,850	1,159,102
3.500%, 11/01/41	60,842	62,757
3.500%, 01/01/42	814,977	840,622
3.500%, 01/01/43	272,890	281,324
3.500%, 04/01/43	880,579	907,611
3.500%, 05/01/43	1,342,250	1,376,311
3.500%, 06/01/43	510,502	526,193
3.500%, 07/01/43	1,413,999	1,457,258
3.500%, 08/01/43	461,899	476,147
3.500%, 09/01/43	1,966,257	2,026,666
3.500%, 02/01/45	1,387,610	1,428,578
3.500%, 09/01/45	1,617,831	1,659,477
3.500%, 10/01/45	1,806,316	1,855,835
3.500%, 01/01/46	341,588	351,389
3.500%, 05/01/46	274,040	281,111
3.500%, TBA (c)	1,388,000	1,422,592
4.000%, 09/01/40	1,676,520	1,765,231
4.000%, 11/01/40	343,223	361,443
4.000%, 12/01/40	794,498	836,718
4.000%, 02/01/41	919,142	969,616
4.000%, 06/01/41	918,584	969,300
4.000%, 11/01/41	314,724	332,321
4.000%, 01/01/42	2,181,503	2,303,309
4.000%, 04/01/42	270,798	285,724
4.000%, 10/01/42	237,682	250,461
4.000%, 12/01/42	282,130	297,805
4.000%, 01/01/43	444,602	469,619
4.000%, 04/01/43	81,763	86,339
4.000%, 05/01/43	872,564	922,602
4.000%, 06/01/43	407,671	429,541
4.000%, 07/01/43	388,652	408,757

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.000%, 01/01/44	163,150	$172,754
4.000%, 11/01/44	369,389	388,414
4.500%, 08/01/33	197,912	213,163
4.500%, 03/01/34	600,227	649,325
4.500%, 01/01/40	206,121	222,045
4.500%, 08/01/40	48,474	52,348
4.500%, 02/01/41	326,227	352,737
4.500%, 04/01/41	561,682	606,150
4.500%, 11/01/42	195,091	210,199
4.500%, 01/01/43	442,834	477,307
4.500%, 04/01/44	2,549,193	2,751,510
4.500%, 06/01/44	256,839	276,731
5.000%, 11/01/33	114,631	125,561
5.000%, 03/01/34	96,173	104,869
5.000%, 05/01/34	38,720	42,279
5.000%, 08/01/34	40,067	44,003
5.000%, 09/01/34	150,706	165,450
5.000%, 06/01/35	107,138	117,031
5.000%, 07/01/35	299,535	327,684
5.000%, 08/01/35	93,493	102,061
5.000%, 09/01/35	67,766	73,884
5.000%, 10/01/35	268,438	292,771
5.000%, 07/01/39	292,422	318,572
5.000%, 10/01/39	186,540	205,586
5.000%, 11/01/39	80,750	89,101
5.000%, 11/01/40	121,583	133,659
5.000%, 01/01/41	31,819	35,059
5.000%, 03/01/41	77,013	84,468
5.500%, 02/01/33	50,375	56,472
5.500%, 05/01/33	8,764	9,837
5.500%, 06/01/33	192,649	215,932
5.500%, 07/01/33	185,937	208,266
5.500%, 11/01/33	114,787	128,731
5.500%, 12/01/33	12,524	13,915
5.500%, 01/01/34	139,161	155,582
5.500%, 02/01/34	174,373	195,665
5.500%, 03/01/34	44,467	50,606
5.500%, 04/01/34	49,941	55,587
5.500%, 05/01/34	336,335	379,752
5.500%, 06/01/34	429,761	482,425
5.500%, 07/01/34	133,260	149,177
5.500%, 09/01/34	461,786	516,162
5.500%, 10/01/34	530,114	594,069
5.500%, 11/01/34	711,435	797,093
5.500%, 12/01/34	305,371	342,264
5.500%, 01/01/35	367,962	413,097
5.500%, 02/01/35	7,123	7,915
5.500%, 04/01/35	63,634	71,336
5.500%, 07/01/35	35,775	39,894
5.500%, 08/01/35	8,110	9,011
5.500%, 09/01/35	213,128	240,040
6.000%, 02/01/32	105,477	120,487
6.000%, 03/01/34	26,509	30,711
6.000%, 04/01/34	239,947	275,771
6.000%, 06/01/34	259,541	299,551

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 6.000%, 07/01/34	242,470	277,508
6.000%, 08/01/34	371,987	425,747
6.000%, 10/01/34	208,901	239,512
6.000%, 11/01/34	34,036	38,641
6.000%, 12/01/34	8,939	10,115
6.000%, 08/01/35	72,878	83,605
6.000%, 09/01/35	68,786	79,327
6.000%, 10/01/35	98,052	112,177
6.000%, 11/01/35	17,907	20,275
6.000%, 12/01/35	102,817	117,887
6.000%, 02/01/36	129,988	149,243
6.000%, 04/01/36	79,603	90,102
6.000%, 06/01/36	23,766	27,190
6.000%, 07/01/37	136,747	157,528
6.500%, 06/01/31	38,516	44,161
6.500%, 07/01/31	9,878	11,175
6.500%, 08/01/31	2,089	2,363
6.500%, 09/01/31	36,519	41,317
6.500%, 02/01/32	30,725	35,111
6.500%, 07/01/32	104,251	120,369
6.500%, 08/01/32	83,994	96,422
6.500%, 01/01/33	43,312	49,643
6.500%, 04/01/34	59,296	67,785
6.500%, 06/01/34	27,912	31,578
6.500%, 08/01/34	17,531	19,834
6.500%, 04/01/36	25,624	28,990
6.500%, 05/01/36	78,446	89,346
6.500%, 02/01/37	118,997	137,106
6.500%, 05/01/37	82,430	93,937
6.500%, 07/01/37	61,123	69,153
Fannie Mae Pool 2.410%, 05/01/23	93,694	92,882
2.550%, 05/01/23	150,576	150,436
2.700%, 07/01/25	121,000	119,124
3.800%, 02/01/18	132,252	134,339
3.829%, 07/01/18	125,316	128,840
4.600%, 09/01/19	128,326	136,352
5.370%, 05/01/18	602,681	622,341
Fannie Mae-ACES 2.578%, 09/25/18	428,114	432,688
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	6,726	6,901
4.500%, 08/01/18	12,113	12,428
4.500%, 11/01/18	23,399	24,041
4.500%, 01/01/19	47,635	48,952
4.500%, 08/01/19	3,488	3,587
4.500%, 02/01/20	23,458	24,068
4.500%, 08/01/24	256,795	271,460
5.000%, 12/01/17	330	338
5.000%, 05/01/18	6,805	6,972
5.000%, 09/01/18	23,193	23,761
5.500%, 01/01/19	9,736	9,976
5.500%, 04/01/19	6,304	6,463
5.500%, 06/01/19	4,481	4,570
5.500%, 07/01/19	2,189	2,213

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 5.500%, 08/01/19	2,835	$2,903
5.500%, 02/01/20	3,746	3,875
6.000%, 04/01/17	485	487
6.000%, 07/01/17	497	498
6.000%, 10/01/17	857	860
6.000%, 08/01/19	27,333	28,153
6.000%, 09/01/19	7,970	8,097
6.000%, 11/01/19	7,855	8,080
6.000%, 05/01/21	13,785	14,320
6.000%, 10/01/21	37,460	39,351
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	50,369	55,827
5.500%, 06/01/25	93,981	104,143
5.500%, 07/01/25	52,696	58,403
5.500%, 08/01/25	74,670	82,708
6.000%, 02/01/23	74,968	84,693
6.000%, 12/01/25	33,991	38,401
6.000%, 02/01/26	28,995	32,756
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	664,236	663,965
3.000%, 04/01/43	1,472,840	1,472,239
3.000%, 05/01/43	1,256,491	1,255,268
3.000%, 05/01/46	658,860	655,323
3.000%, 10/01/46	1,166,891	1,160,627
3.000%, 11/01/46	1,498,702	1,490,658
3.000%, 12/01/46	2,331,000	2,317,042
3.500%, 02/01/42	701,750	722,838
3.500%, 04/01/42	405,855	418,862
3.500%, 12/01/42	1,063,842	1,095,671
3.500%, 04/01/43	287,154	295,645
3.500%, 07/01/43	402,790	414,666
3.500%, 08/01/43	685,099	705,000
3.500%, 11/01/45	1,467,889	1,504,175
3.500%, 12/01/45	666,932	683,435
3.500%, 04/01/46	911,092	933,702
4.000%, 11/01/40	830,226	874,246
4.000%, 01/01/41	1,678,203	1,769,687
4.000%, 11/01/43	499,787	524,949
4.000%, 04/01/44	576,635	606,350
4.000%, 09/01/44	1,731,836	1,819,344
4.500%, 04/01/35	53,172	57,172
4.500%, 07/01/39	291,694	313,745
4.500%, 09/01/39	160,744	173,438
4.500%, 10/01/39	93,212	100,340
4.500%, 12/01/39	150,546	162,079
4.500%, 05/01/42	255,353	274,807
5.000%, 09/01/33	230,575	253,377
5.000%, 03/01/34	47,474	51,849
5.000%, 04/01/34	41,430	45,465
5.000%, 08/01/35	55,155	60,077
5.000%, 10/01/35	118,220	130,128
5.000%, 11/01/35	99,949	109,290
5.000%, 12/01/36	65,512	71,649
5.000%, 07/01/39	473,472	515,624
5.500%, 12/01/33	251,901	286,588

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 01/01/34	179,458	201,830
5.500%, 04/01/34	37,722	41,798
5.500%, 11/01/34	39,118	44,019
5.500%, 12/01/34	25,390	28,143
5.500%, 05/01/35	34,052	38,018
5.500%, 09/01/35	57,337	64,447
5.500%, 10/01/35	66,803	75,555
6.000%, 04/01/34	106,160	122,029
6.000%, 07/01/34	35,308	40,071
6.000%, 08/01/34	293,163	336,451
6.000%, 09/01/34	4,674	5,280
6.000%, 07/01/35	51,209	58,543
6.000%, 08/01/35	60,803	69,570
6.000%, 11/01/35	108,932	124,726
6.000%, 03/01/36	31,120	35,157
6.000%, 10/01/36	42,813	48,966
6.000%, 03/01/37	7,927	8,955
6.000%, 05/01/37	69,355	79,731
6.000%, 06/01/37	65,082	73,735
6.500%, 05/01/34	22,308	25,197
6.500%, 06/01/34	71,276	80,505
6.500%, 08/01/34	85,654	96,744
6.500%, 10/01/34	88,861	103,364
6.500%, 11/01/34	44,686	50,471
6.500%, 05/01/37	72,843	83,343
6.500%, 07/01/37	88,642	100,503
Freddie Mac Multifamily Structured Pass-Through Certificates 1.869%, 11/25/19	363,000	363,434
2.412%, 08/25/18	451,401	457,030
2.456%, 08/25/19	330,000	334,954
2.510%, 11/25/22	415,000	416,554
2.670%, 12/25/24	507,000	503,990
2.673%, 03/25/26	676,000	662,931
2.682%, 10/25/22	620,000	628,127
2.716%, 06/25/22	346,271	352,154
2.791%, 01/25/22	474,000	484,323
3.111%, 02/25/23	695,000	719,949
3.154%, 02/25/18	109,435	111,062
3.171%, 10/25/24	424,000	436,416
3.250%, 04/25/23 (d)	803,000	837,740
3.300%, 10/25/26	310,000	318,981
3.320%, 02/25/23 (d)	186,000	194,745
3.458%, 08/25/23 (d)	835,000	879,981
5.085%, 03/25/19	1,226,000	1,301,089
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/43	513,563	521,225
3.500%, 12/15/41	370,655	388,573
3.500%, 02/15/42	154,973	161,791
4.500%, 09/15/33	99,798	108,911
4.500%, 11/15/39	323,572	351,317
4.500%, 03/15/40	349,568	387,561
4.500%, 04/15/40	422,647	457,837
4.500%, 06/15/40	180,793	197,898
5.000%, 03/15/34	37,127	41,036

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 06/15/34	83,504	$92,332
5.000%, 12/15/34	35,317	39,020
5.000%, 06/15/35	10,493	11,471
5.500%, 11/15/32	151,157	169,597
5.500%, 08/15/33	267,899	302,757
5.500%, 12/15/33	160,595	181,466
5.500%, 09/15/34	123,057	139,059
5.500%, 10/15/35	31,343	35,439
6.000%, 12/15/28	38,799	44,448
6.000%, 12/15/31	34,549	40,057
6.000%, 03/15/32	3,596	4,077
6.000%, 10/15/32	161,412	187,162
6.000%, 01/15/33	33,315	37,839
6.000%, 02/15/33	1,785	2,055
6.000%, 04/15/33	179,825	208,548
6.000%, 08/15/33	1,094	1,241
6.000%, 07/15/34	117,481	136,001
6.000%, 09/15/34	42,004	47,642
6.000%, 01/15/38	168,334	196,083
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/43	620,743	631,168
3.000%, 07/20/43	463,518	471,302
3.500%, 06/20/43	878,170	917,072
3.500%, 07/20/43	1,107,926	1,157,034
3.500%, 05/20/46	370,915	385,988
4.000%, 01/20/41	1,096,716	1,176,212
4.000%, 02/20/41	275,579	294,476
4.000%, 04/20/41	206,399	220,513
4.000%, 02/20/42	284,584	303,099
4.500%, 07/20/33	20,125	21,669
4.500%, 09/20/33	12,288	13,230
4.500%, 12/20/34	9,495	10,223
4.500%, 03/20/35	50,200	54,017
4.500%, 01/20/41	285,603	308,076
5.000%, 07/20/33	41,713	46,490
6.000%, 01/20/35	46,323	53,990
6.000%, 02/20/35	23,509	27,407
6.000%, 04/20/35	39,176	45,653

		100,170,347

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	494,797

U.S. Treasury—12.9%
U.S. Treasury Bonds 2.500%, 02/15/45	2,347,000	2,090,571
2.875%, 05/15/43	22,942,400	22,160,018
4.500%, 02/15/36 (b)	179,000	226,491
4.500%, 08/15/39	2,514,000	3,157,033
5.000%, 05/15/37 (b)	232,000	311,505
5.250%, 02/15/29	16,000	20,451
5.375%, 02/15/31 (b)	276,000	367,598
6.250%, 08/15/23	80,000	100,006

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.000%, 06/30/19	16,589,000	16,459,407
1.375%, 02/29/20	798,000	794,197
1.750%, 11/30/21 (b)	3,455,000	3,429,222
2.500%, 08/15/23	22,520,000	22,919,370
3.125%, 05/15/19	6,086,000	6,345,367
3.125%, 05/15/21	3,504,000	3,692,477
3.500%, 05/15/20	25,140,000	26,722,060
3.750%, 11/15/18	2,067,000	2,165,586

		110,961,359

Total U.S. Treasury & Government Agencies (Cost $211,349,712)		211,626,503

Corporate Bonds & Notes—11.9%

Agriculture—0.3%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (e)	828,000	833,065
Reynolds American, Inc. 4.450%, 06/12/25 (b)	1,430,000	1,509,810

		2,342,875

Auto Manufacturers—0.3%
General Motors Financial Co., Inc. 3.200%, 07/06/21	776,000	769,526
5.250%, 03/01/26 (b)	391,000	410,742
Toyota Motor Credit Corp. 3.400%, 09/15/21	880,000	915,313
Volkswagen International Finance NV 2.375%, 03/22/17 (144A)	857,000	858,928

		2,954,509

Banks—2.7%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A)	800,000	815,743
Banco de Credito del Peru 5.375%, 09/16/20	835,000	899,712
Bank of America Corp. 4.100%, 07/24/23	1,270,000	1,326,642
4.125%, 01/22/24	1,973,000	2,050,442
4.183%, 11/25/27 (b)	1,208,000	1,208,772
5.490%, 03/15/19	196,000	207,926
7.625%, 06/01/19	710,000	797,838
Bank One Corp. 8.000%, 04/29/27	100,000	130,633
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	882,900
BNP Paribas S.A. 7.195%, 06/25/37 (144A) (d)	500,000	545,000
BPCE S.A. 12.500%, 09/30/19 (144A) (b) (d)	922,000	1,125,559
Citigroup, Inc. 2.500%, 09/26/18 (b)	580,000	585,548

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse AG 6.500%, 08/08/23 (144A)	396,000	$420,651
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,182,297
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,322,212
KFW 4.875%, 06/17/19	1,290,000	1,390,648
Mitsubishi UFJ Financial Group, Inc. 3.850%, 03/01/26	784,000	805,360
Morgan Stanley 3.875%, 04/29/24	1,081,000	1,108,641
4.000%, 07/23/25	396,000	405,907
6.625%, 04/01/18	1,343,000	1,420,260
PNC Financial Services Group, Inc. (The) 5.625%, 02/01/17	1,080,000	1,083,267
Royal Bank of Scotland Group plc 3.875%, 09/12/23	1,128,000	1,083,169
Sumitomo Mitsui Financial Group, Inc. 3.010%, 10/19/26 (b)	1,126,000	1,077,535
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	232,108
UBS Group Funding Jersey, Ltd. 4.125%, 04/15/26 (144A) (e)	838,000	857,043

		22,965,813

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	1,171,000	1,188,787
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,500,038
Diageo Capital plc 2.625%, 04/29/23	1,020,000	1,008,376

		3,697,201

Biotechnology—0.3%
Celgene Corp. 2.875%, 08/15/20	504,000	509,773
Gilead Sciences, Inc. 3.500%, 02/01/25	1,880,000	1,900,791
3.700%, 04/01/24	312,000	320,245

		2,730,809

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,412,767

Computers—0.2%
Apple, Inc. 2.850%, 02/23/23	1,176,000	1,183,330
3.850%, 05/04/43	370,000	353,810

		1,537,140

Diversified Financial Services—0.3%
GE Capital International Funding Co. 3.373%, 11/15/25 (b)	358,000	363,934
Intercontinental Exchange, Inc. 2.750%, 12/01/20	301,000	303,715
4.000%, 10/15/23	832,000	872,484
Visa, Inc. 3.150%, 12/14/25	1,192,000	1,197,228

		2,737,361

Electric—1.1%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23 (b)	440,000	460,110
Duke Energy Corp. 2.650%, 09/01/26	131,000	122,266
Exelon Corp. 3.400%, 04/15/26 (b)	1,137,000	1,115,600
Midamerican Funding LLC 6.927%, 03/01/29	699,000	927,502
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	970,353
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	928,230
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	885,996
5.000%, 03/15/44	296,000	313,023
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,092,790
Southern Co. (The) 3.250%, 07/01/26 (b)	1,295,000	1,260,334
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (e)	778,000	788,140
W3A Funding Corp. 8.090%, 01/02/17	244,260	244,260

		9,108,604

Food—0.3%
Danone S.A. 2.947%, 11/02/26 (144A)	1,133,000	1,081,203
J.M. Smucker Co. (The) 3.500%, 03/15/25 (b)	580,000	584,837
Kraft Heinz Foods Co. 3.500%, 06/06/22	412,000	418,992
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	250,219

		2,335,251

Healthcare-Products—0.4%
Becton Dickinson & Co. 2.675%, 12/15/19	520,000	527,597
Medtronic, Inc. 4.375%, 03/15/35	946,000	1,000,800
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26 (b)	851,000	803,557

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	1,222,000	$1,190,212

		3,522,166

Healthcare-Services—0.4%
Aetna, Inc. 3.200%, 06/15/26 (b)	1,132,000	1,119,852
Anthem, Inc. 3.300%, 01/15/23 (b)	600,000	598,988
Laboratory Corp. of America Holdings 3.200%, 02/01/22	850,000	857,061
UnitedHealth Group, Inc. 3.750%, 07/15/25 (b)	1,303,000	1,348,910

		3,924,811

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,091,093

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	914,000	948,099

Insurance—0.7%
American International Group, Inc. 4.125%, 02/15/24 (b)	750,000	778,663
4.875%, 06/01/22	1,770,000	1,934,212
Berkshire Hathaway, Inc. 3.125%, 03/15/26	390,000	387,467
Liberty Mutual Group, Inc. 4.250%, 06/15/23 (144A)	578,000	605,152
4.850%, 08/01/44 (144A)	484,000	477,315
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	1,000,027
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (d)	491,000	492,301

		5,675,137

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,107,805

Media—0.4%
21st Century Fox America, Inc. 8.500%, 02/23/25	722,000	949,705
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25 (b)	523,000	551,205
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,624,662

		3,125,572

Mining—0.1%
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (b)	1,010,000	926,675

Miscellaneous Manufacturing—0.1%
General Electric Co. 1.496%, 01/09/20 (d)	633,000	637,890

Multi-National—0.1%
Asian Development Bank 1.125%, 03/15/17	574,000	574,084

Oil & Gas—1.1%
BP Capital Markets plc 4.500%, 10/01/20	306,000	328,358
4.742%, 03/11/21	847,000	923,928
Chevron Corp. 1.076%, 11/15/17 (d)	1,696,000	1,696,238
CNOOC Finance, Ltd. 3.875%, 05/02/22 (144A)	1,010,000	1,032,432
Petro-Canada 6.050%, 05/15/18	1,664,000	1,758,522
Petroleos Mexicanos 3.125%, 01/23/19 (b)	352,000	349,008
Shell International Finance B.V. 3.750%, 09/12/46 (b)	397,000	365,298
Statoil ASA 7.750%, 06/15/23	100,000	125,794
Total Capital International S.A. 1.550%, 06/28/17	684,000	685,125
3.750%, 04/10/24	910,000	952,776
Valero Energy Corp. 3.400%, 09/15/26	1,741,000	1,667,902

		9,885,381

Pharmaceuticals—0.3%
Actavis Funding SCS 3.800%, 03/15/25	463,000	463,545
4.850%, 06/15/44 (b)	537,000	532,435
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	1,498,000	1,399,634
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	572,000	579,348

		2,974,962

Pipelines—0.6%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,224,235
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	989,796
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24 (b)	691,000	700,430
7.750%, 03/15/32	625,000	767,226

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Spectra Energy Capital LLC 8.000%, 10/01/19	1,253,000	$1,425,156

		5,106,843

Real Estate Investment Trusts—0.1%
HCP, Inc. 5.375%, 02/01/21	734,000	801,824
Realty Income Corp. 3.000%, 01/15/27 (b)	305,000	287,156

		1,088,980

Retail—0.3%
CVS Health Corp. 3.875%, 07/20/25 (b)	1,094,000	1,128,570
Home Depot, Inc. (The) 5.950%, 04/01/41	278,000	353,413
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	836,000	851,693
4.500%, 11/18/34	426,000	428,663

		2,762,339

Sovereign—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,745,637

Telecommunications—0.7%
AT&T, Inc. 3.000%, 06/30/22	838,000	822,589
3.400%, 05/15/25	838,000	807,684
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	370,000	394,002
6.113%, 01/15/20 (144A)	711,000	770,341
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,599,040
Verizon Communications, Inc. 5.050%, 03/15/34 (b)	1,024,000	1,078,309
6.400%, 09/15/33 (b)	320,000	386,084

		5,858,049

Total Corporate Bonds & Notes (Cost $97,531,970)		102,777,853

Mortgage-Backed Securities—1.6%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	16,376	1,603

Commercial Mortgage-Backed Securities—1.6%
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,350,576
5.475%, 03/10/39	1,942,230	1,941,535
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,145,543	1,161,915

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	756,144
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	19,284	20,508
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,408,221
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,632,094
JPMorgan Chase Commercial Mortgage Securities Trust 5.753%, 06/15/49 (d)	1,805,278	1,816,157
Morgan Stanley Capital I, Inc. 1.024%, 11/15/30 (144A) (d) (f)	1,039,160	9,625
Wachovia Bank Commercial Mortgage Trust 5.707%, 06/15/49 (d)	1,104,265	1,110,983
5.969%, 02/15/51 (d)	915,952	920,161
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,448,447

		13,576,366

Total Mortgage-Backed Securities (Cost $13,908,521)		13,577,969

Asset-Backed Securities—1.0%

Asset-Backed - Automobile—0.3%
Chesapeake Funding II LLC 1.704%, 06/15/28 (144A) (d) (e)	1,216,000	1,222,324
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	554,695
2.310%, 04/15/26 (144A)	425,000	428,555

		2,205,574

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 2.203%, 12/28/40 (144A) (d) (e)	688,388	525,115
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	214,751	206,991
Home Equity Loan Trust 5.320%, 12/25/35 (d)	464,606	396,805

		1,128,911

Asset-Backed - Other—0.6%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	991,120
Cent CLO, Ltd. 2.187%, 01/30/25 (144A) (d)	831,000	830,519
Dryden XXVI Senior Loan Fund 1.980%, 07/15/25 (144A) (d)	1,068,000	1,063,919
Fortress Credit BSL, Ltd. 2.058%, 01/19/25 (144A) (d)	716,478	715,228
Small Business Administration Participation Certificates 4.350%, 07/01/23	209,417	218,055

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Small Business Administration Participation Certificates 4.770%, 04/01/24	11,951	$12,579
4.950%, 03/01/25	75,045	79,653
4.990%, 09/01/24	40,260	42,824
5.110%, 08/01/25	106,905	114,085
5.180%, 05/01/24	16,976	18,056
5.520%, 06/01/24	43,714	46,681
Voya CLO, Ltd. 2.032%, 04/25/25 (144A) (d)	970,000	969,301

		5,102,020

Total Asset-Backed Securities (Cost $8,593,647)		8,436,505

Convertible Preferred Stocks—0.5%

Diversified Telecommunication Services—0.1%
Frontier Communications Corp. 11.125%, 06/29/18	5,512	391,793

Electric Utilities—0.2%
Exelon Corp. 6.500%, 06/01/17	35,730	1,729,689

Food Products—0.1%
Tyson Foods, Inc. 4.750%, 07/15/17 (b)	17,100	1,156,815

Pharmaceuticals—0.1%
Allergan plc 5.500%, 03/01/18	1,285	979,761

Total Convertible Preferred Stocks (Cost $4,194,547)		4,258,058

Municipals—0.4%
New Jersey State Turnpike Authority, Build America Bonds 7.414%, 01/01/40	1,050,000	1,516,400
State of California General Obligation Unlimited 5.000%, 08/01/27	1,510,000	1,816,741

Total Municipals (Cost $2,985,231)		3,333,141

Foreign Government—0.1%

Sovereign—0.1%
Mexico Government International Bonds 4.750%, 03/08/44 (Cost $896,839)	909,000	826,554

Short-Term Investments—1.6%
Security Description	Principal Amount*	Value

Discount Note—0.7%
Federal Home Loan Bank 0.203%, 01/03/17 (g)	6,250,000	6,249,896

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $7,647,606 on 01/03/17, collateralized by $7,490,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/20 with a value of $7,802,198.	7,647,581	7,647,581

Total Short-Term Investments (Cost $13,897,477)		13,897,477

Securities Lending Reinvestments (h)—7.2%

Certificates of Deposit—3.2%
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (i)	1,600,000	1,600,032
Barclays New York 0.894%, 02/10/17 (i)	1,500,000	1,500,485
BNP Paribas New York 1.226%, 08/04/17 (i)	250,000	250,111
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,200,000	2,200,051
0.950%, 02/02/17	500,000	500,069
Credit Suisse AG New York 1.364%, 05/12/17 (i)	2,000,000	2,000,208
1.444%, 04/24/17 (i)	300,000	300,071
DNB NOR Bank ASA 1.130%, 07/28/17 (i)	500,000	499,913
DZ Bank AG New York 1.010%, 02/27/17	2,000,000	2,000,578
KBC Brussells 1.050%, 01/27/17	600,000	600,114
1.050%, 02/07/17	500,000	500,125
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	399,082	399,828
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
1.361%, 04/26/17 (i)	750,000	749,962
National Australia Bank London 1.182%, 11/09/17 (i)	2,500,000	2,493,800
Natixis New York 0.900%, 02/17/17	1,500,000	1,500,192
Shizuoka Bank New York 0.840%, 01/03/17	1,300,000	1,300,005
Sumitomo Bank New York 1.212%, 06/05/17 (i)	500,000	499,990
1.215%, 05/05/17 (i)	1,600,000	1,602,665
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	498,656	499,640

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (i)	1,500,000	$1,502,747
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (i)	700,000	699,898
1.351%, 04/26/17 (i)	750,000	750,088
UBS, Stamford 1.084%, 05/12/17 (i)	1,000,000	999,924
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (i)	400,000	400,112
1.264%, 10/26/17 (i)	400,000	400,273

		27,750,689

Commercial Paper—1.5%
Atlantic Asset Securitization LLC 0.720%, 01/03/17	499,430	499,960
1.040%, 02/03/17	498,483	499,564
Barton Capital Corp. 0.660%, 01/12/17	998,845	999,751
Den Norske ASA 1.206%, 04/27/17 (i)	500,000	500,026
Erste Abwicklungsanstalt 1.014%, 03/10/17 (i)	1,500,000	1,500,009
HSBC plc 1.216%, 04/25/17 (i)	400,000	399,983
LMA Americas LLC 0.710%, 01/06/17	1,198,580	1,199,833
National Australia Bank, Ltd. 1.288%, 12/06/17 (i)	500,000	500,001
Sheffield Receivables Co. 1.050%, 01/06/17	199,452	199,974
Starbird Funding Corp. 1.240%, 06/13/17 (i)	2,500,000	2,499,797
Suncorp Metway, Ltd. 0.930%, 02/09/17	2,194,771	2,197,565
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,496,000	1,498,872
Westpac Banking Corp. 1.232%, 10/20/17 (i)	300,000	300,524

		12,795,859

Repurchase Agreements—1.8%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $700,069 on 01/03/17, collateralized by $706,116 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $714,000.	700,000	700,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $400,042 on 01/03/17, collateralized by $408,360 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $408,002.	400,000	400,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $4,551,428 on 01/03/17, collateralized by various Common Stock with a value of $5,057,575.	4,550,000	4,550,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $502,097 on 03/03/17, collateralized by various Common Stock with a value of $550,000.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $4,925,638 on 01/03/17, collateralized by $25,347,000 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $5,023,894.	4,925,386	4,925,386
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $900,102 on 01/03/17, collateralized by $890,420 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $918,465.	900,000	900,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $1,105,636 on 04/03/17, collateralized by various Common Stock with a value of $1,210,000.	1,100,000	1,100,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $2,000,333 on 01/05/17, collateralized by $3,210,139 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $2,040,251.	2,000,000	2,000,000

		15,075,386

Time Deposits—0.7%
Australia New Zealand Bank 0.550%, 01/03/17	2,000,000	2,000,000
OP Corporate Bank plc 1.010%, 01/04/17	200,000	200,000
1.200%, 01/23/17	3,000,000	3,000,000

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	300,000	$300,000
1.220%, 01/26/17	900,000	900,000

		6,400,000

Total Securities Lending Reinvestments (Cost $62,020,739)		62,021,934

Total Investments—107.4% (Cost $809,100,882) (j)		924,211,628
Other assets and liabilities (net)—(7.4)%		(63,472,219)

Net Assets—100.0%		$860,739,409

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $60,323,051 and the collateral received consisted of cash in the amount of $62,008,686. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $4,247,798, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(j)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $815,482,008. The aggregate unrealized appreciation and depreciation of investments were $120,856,436 and $(12,126,816), respectively, resulting in net unrealized appreciation of $108,729,620 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $26,450,643, which is 3.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CLO)—	Collateralized Loan Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust, 2.203%, 12/28/40	03/01/06	$688,388	$688,388	$525,115
BlackRock Capital Finance L.P., 7.750%, 09/25/26	10/10/96	16,376	15,781	1,603
Chesapeake Funding II LLC, 1.704%, 06/15/28	06/14/16	1,216,000	1,216,000	1,222,324
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	19,284	19,380	20,508
Imperial Brands Finance plc, 2.950%, 07/21/20	07/15/15	828,000	821,482	833,065
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	04/28/14	778,000	774,498	788,140
UBS Group Funding Jersey, Ltd., 4.125%, 04/15/26	03/29/16	838,000	836,261	857,043

				$4,247,798

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,184,649	$—	$—	$18,184,649
Air Freight & Logistics	3,914,727	—	—	3,914,727
Airlines	3,318,668	—	—	3,318,668
Auto Components	2,466,020	—	—	2,466,020
Automobiles	2,233,321	2,323,832	—	4,557,153
Banks	54,168,168	2,312,048	—	56,480,216
Beverages	2,464,415	2,699,675	—	5,164,090
Biotechnology	1,533,855	—	—	1,533,855
Building Products	9,051,547	—	—	9,051,547
Capital Markets	30,176,438	1,423,472	—	31,599,910
Chemicals	14,803,795	—	—	14,803,795
Commercial Services & Supplies	840,382	—	—	840,382
Communications Equipment	5,657,189	—	—	5,657,189
Consumer Finance	3,955,750	—	—	3,955,750
Containers & Packaging	792,808	—	—	792,808
Distributors	993,581	—	—	993,581
Diversified Telecommunication Services	10,253,484	656,367	—	10,909,851
Electric Utilities	11,271,860	722,672	—	11,994,532
Electrical Equipment	2,589,875	—	—	2,589,875
Energy Equipment & Services	2,754,316	—	—	2,754,316
Equity Real Estate Investment Trusts	5,732,546	—	—	5,732,546
Food & Staples Retailing	8,634,761	—	—	8,634,761
Food Products	12,047,609	7,188,528	—	19,236,137
Health Care Equipment & Supplies	19,151,326	—	—	19,151,326
Health Care Providers & Services	5,588,298	—	—	5,588,298
Hotels, Restaurants & Leisure	5,367,927	—	—	5,367,927
Household Durables	278,393	—	—	278,393
Household Products	4,316,670	877,466	—	5,194,136
Industrial Conglomerates	12,707,542	—	—	12,707,542
Insurance	27,564,884	2,267,605	—	29,832,489
Internet & Direct Marketing Retail	783,614	—	—	783,614
Internet Software & Services	5,226,969	—	—	5,226,969
IT Services	18,230,969	—	—	18,230,969
Life Sciences Tools & Services	4,949,929	—	—	4,949,929
Machinery	11,477,474	—	—	11,477,474
Media	23,308,467	—	—	23,308,467

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$—	$1,530,194	$—	$1,530,194
Mortgage Real Estate Investment Trusts	2,084,059	—	—	2,084,059
Multi-Utilities	1,869,399	864,948	—	2,734,347
Multiline Retail	5,061,097	—	—	5,061,097
Oil, Gas & Consumable Fuels	27,688,387	3,648,380	—	31,336,767
Personal Products	1,604,762	—	—	1,604,762
Pharmaceuticals	30,663,301	4,079,226	—	34,742,527
Professional Services	1,558,153	—	—	1,558,153
Road & Rail	3,682,173	—	—	3,682,173
Semiconductors & Semiconductor Equipment	10,124,210	—	—	10,124,210
Software	9,385,973	—	—	9,385,973
Specialty Retail	5,496,504	—	—	5,496,504
Technology Hardware, Storage & Peripherals	5,245,494	—	—	5,245,494
Textiles, Apparel & Luxury Goods	594,361	—	—	594,361
Tobacco	19,993,258	499,371	—	20,492,629
Trading Companies & Distributors	518,493	—	—	518,493
Total Common Stocks	472,361,850	31,093,784	—	503,455,634
Total U.S. Treasury & Government Agencies*	—	211,626,503	—	211,626,503
Total Corporate Bonds & Notes*	—	102,777,853	—	102,777,853
Total Mortgage-Backed Securities*	—	13,577,969	—	13,577,969
Total Asset-Backed Securities*	—	8,436,505	—	8,436,505
Total Convertible Preferred Stocks*	4,258,058	—	—	4,258,058
Total Municipals	—	3,333,141	—	3,333,141
Total Foreign Government*	—	826,554	—	826,554
Short-Term Investments
Discount Note	—	6,249,896	—	6,249,896
Repurchase Agreement	—	7,647,581	—	7,647,581
Total Short-Term Investments	—	13,897,477	—	13,897,477
Total Securities Lending Reinvestments*	—	62,021,934	—	62,021,934
Total Investments	$476,619,908	$447,591,720	$—	$924,211,628

Collateral for Securities Loaned (Liability)	$—	$(62,008,686)	$—	$(62,008,686)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$924,211,628
Cash	8,569
Cash denominated in foreign currencies (c)	193
Receivable for:
Investments sold	918,522
TBA securities sold	1,709,261
Fund shares sold	210,690
Dividends and interest	3,216,864
Prepaid expenses	2,470

Total Assets	930,278,197
Liabilities
Collateral for securities loaned	62,008,686
Payables for:
Investments purchased	2,737,782
TBA securities purchased	3,144,603
Fund shares redeemed	818,004
Accrued Expenses:
Management fees	408,592
Distribution and service fees	124,667
Deferred trustees’ fees	91,956
Other expenses	204,498

Total Liabilities	69,538,788

Net Assets	$860,739,409

Net Assets Consist of:
Paid in surplus	$685,993,001
Undistributed net investment income	20,241,291
Accumulated net realized gain	39,405,654
Unrealized appreciation on investments and foreign currency transactions	115,099,463

Net Assets	$860,739,409

Net Assets
Class A	$178,029,857
Class B	227,380,131
Class E	26,292,178
Class F	429,037,243
Capital Shares Outstanding*
Class A	1,044,182
Class B	1,351,686
Class E	155,070
Class F	2,538,780
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$170.50
Class B	168.22
Class E	169.55
Class F	168.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $809,100,882.
(b)	Includes securities loaned at value of $60,323,051.
(c)	Identified cost of cash denominated in foreign currencies was $193.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$14,444,974
Interest (b)	10,235,986
Securities lending income	116,112
Other income (c)	616,989

Total investment income	25,414,061
Expenses
Management fees	4,815,711
Administration fees	28,182
Custodian and accounting fees	145,047
Distribution and service fees—Class B	562,685
Distribution and service fees—Class E	39,780
Distribution and service fees—Class F	880,388
Audit and tax services	61,777
Legal	33,061
Trustees’ fees and expenses	45,248
Shareholder reporting	91,317
Insurance	6,061
Miscellaneous	22,656

Total expenses	6,731,913
Less broker commission recapture	(13,145)

Net expenses	6,718,768

Net Investment Income	18,695,293

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	48,292,286
Foreign currency transactions	(11,790)

Net realized gain	48,280,496

Net change in unrealized appreciation on:
Investments	7,343,937
Foreign currency transactions	2,116

Net change in unrealized appreciation	7,346,053

Net realized and unrealized gain	55,626,549

Net Increase in Net Assets From Operations	$74,321,842

(a)	Net of foreign withholding taxes of $120,066.
(b)	Net of foreign withholding taxes of $1,684.
(c)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,695,293	$18,332,793
Net realized gain	48,280,496	63,473,896
Net change in unrealized appreciation (depreciation)	7,346,053	(83,606,019)

Increase (decrease) in net assets from operations	74,321,842	(1,799,330)

From Distributions to Shareholders
Net investment income
Class A	(4,805,228)	(4,674,856)
Class B	(6,072,122)	(5,704,188)
Class E	(733,783)	(726,208)
Class F	(12,040,322)	(11,893,043)
Net realized capital gains
Class A	(6,863,400)	0
Class B	(9,524,717)	0
Class E	(1,110,818)	0
Class F	(18,598,020)	0

Total distributions	(59,748,410)	(22,998,295)

Decrease in net assets from capital share transactions	(20,253,047)	(98,585,300)

Total decrease in net assets	(5,679,615)	(123,382,925)

Net Assets
Beginning of period	866,419,024	989,801,949

End of period	$860,739,409	$866,419,024

Undistributed net investment income
End of period	$20,241,291	$23,771,827

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	129,730	$21,615,075	45,931	$7,887,755
Reinvestments	71,666	11,668,628	27,213	4,674,856
Redemptions	(144,671)	(24,428,265)	(166,791)	(28,716,810)

Net increase (decrease)	56,725	$8,855,438	(93,647)	$(16,154,199)

Class B
Sales	100,356	$16,734,253	78,297	$13,303,631
Reinvestments	96,959	15,596,839	33,584	5,704,188
Redemptions	(190,185)	(31,631,267)	(218,141)	(37,048,767)

Net increase (decrease)	7,130	$699,825	(106,260)	$(18,040,948)

Class E
Sales	6,091	$1,025,578	5,625	$957,696
Reinvestments	11,383	1,844,601	4,247	726,208
Redemptions	(24,686)	(4,135,523)	(27,391)	(4,675,378)

Net decrease	(7,212)	$(1,265,344)	(17,519)	$(2,991,474)

Class F
Sales	132,303	$22,113,886	99,869	$17,025,766
Reinvestments	189,641	30,638,342	69,746	11,893,043
Redemptions	(486,568)	(81,295,194)	(530,173)	(90,317,488)

Net decrease	(164,624)	$(28,542,966)	(360,558)	$(61,398,679)

Decrease derived from capital shares transactions		$(20,253,047)		$(98,585,300)

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$168.01		$172.72	$162.91	$140.60	$129.68

Income (Loss) from Investment Operations
Net investment income (a)	3.94	(b)	3.66	3.85	3.33	3.34
Net realized and unrealized gain (loss) on investments	10.93		(3.83)	9.94	22.92	11.49

Total from investment operations	14.87		(0.17)	13.79	26.25	14.83

Less Distributions
Distributions from net investment income	(5.10)		(4.54)	(3.98)	(3.94)	(3.91)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00

Total distributions	(12.38)		(4.54)	(3.98)	(3.94)	(3.91)

Net Asset Value, End of Period	$170.50		$168.01	$172.72	$162.91	$140.60

Total Return (%) (c)	9.20		(0.16)	8.64	18.99	11.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61		0.60	0.60	0.59	0.60
Ratio of net investment income to average net assets (%)	2.34	(b)	2.13	2.32	2.19	2.46
Portfolio turnover rate (%)	35	(d)	41 (d)	34 (d)	53 (d)	20
Net assets, end of period (in millions)	$178.0		$165.9	$186.7	$185.5	$169.9

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$165.89		$170.57	$160.94	$138.95	$128.21

Income (Loss) from Investment Operations
Net investment income (a)	3.48	(b)	3.20	3.40	2.92	2.97
Net realized and unrealized gain (loss) on investments	10.77		(3.79)	9.81	22.66	11.36

Total from investment operations	14.25		(0.59)	13.21	25.58	14.33

Less Distributions
Distributions from net investment income	(4.64)		(4.09)	(3.58)	(3.59)	(3.59)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00

Total distributions	(11.92)		(4.09)	(3.58)	(3.59)	(3.59)

Net Asset Value, End of Period	$168.22		$165.89	$170.57	$160.94	$138.95

Total Return (%) (c)	8.92		(0.40)	8.36	18.70	11.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86		0.85	0.85	0.84	0.85
Ratio of net investment income to average net assets (%)	2.09	(b)	1.88	2.07	1.94	2.21
Portfolio turnover rate (%)	35	(d)	41 (d)	34 (d)	53 (d)	20
Net assets, end of period (in millions)	$227.4		$223.0	$247.5	$252.6	$229.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$167.11		$171.80	$162.06	$139.88	$129.04

Income (Loss) from Investment Operations
Net investment income (a)	3.67	(b)	3.39	3.59	3.09	3.12
Net realized and unrealized gain (loss) on investments	10.86		(3.82)	9.88	22.81	11.44

Total from investment operations	14.53		(0.43)	13.47	25.90	14.56

Less Distributions
Distributions from net investment income	(4.81)		(4.26)	(3.73)	(3.72)	(3.72)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00

Total distributions	(12.09)		(4.26)	(3.73)	(3.72)	(3.72)

Net Asset Value, End of Period	$169.55		$167.11	$171.80	$162.06	$139.88

Total Return (%) (c)	9.03		(0.31)	8.48	18.82	11.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76		0.75	0.75	0.74	0.75
Ratio of net investment income to average net assets (%)	2.19	(b)	1.98	2.17	2.04	2.31
Portfolio turnover rate (%)	35	(d)	41 (d)	34 (d)	53 (d)	20
Net assets, end of period (in millions)	$26.3		$27.1	$30.9	$32.5	$30.3

	Class F
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$166.59		$171.25	$161.54	$139.43	$128.64

Income (Loss) from Investment Operations
Net investment income (a)	3.57	(b)	3.29	3.50	3.00	3.04
Net realized and unrealized gain (loss) on investments	10.83		(3.79)	9.84	22.74	11.40

Total from investment operations	14.40		(0.50)	13.34	25.74	14.44

Less Distributions
Distributions from net investment income	(4.72)		(4.16)	(3.63)	(3.63)	(3.65)
Distributions from net realized capital gains	(7.28)		0.00	0.00	0.00	0.00

Total distributions	(12.00)		(4.16)	(3.63)	(3.63)	(3.65)

Net Asset Value, End of Period	$168.99		$166.59	$171.25	$161.54	$139.43

Total Return (%) (c)	8.97		(0.35)	8.42	18.75	11.36

Ratio of expenses to average net assets (%)	0.81		0.80	0.80	0.79	0.80
Ratio of net investment income to average net assets (%)	2.14	(b)	1.93	2.12	1.99	2.26
Portfolio turnover rate (%)	35	(d)	41 (d)	34 (d)	53 (d)	20
Net assets, end of period (in millions)	$429.0		$450.4	$524.7	$584.1	$571.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 34%, 37%, 25% and 45% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the

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Notes to Financial Statements—December 31, 2016—(Continued)

primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Notes to Financial Statements—December 31, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (REIT) adjustments, convertible preferred stock, partnership transactions, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

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Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $7,647,581. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,075,386. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(45,877,014)	$—	$—	$—	$(45,877,014)
Convertible Preferred Stocks	(20,862)	—	—	—	(20,862)
Corporate Bonds & Notes	(11,660,057)	—	—	—	(11,660,057)
U.S. Treasury & Government Agencies	(4,450,753)	—	—	—	(4,450,753)
Total	$(62,008,686)	$—	$—	$—	$(62,008,686)
Total Borrowings	$(62,008,686)	$—	$—	$—	$(62,008,686)
Gross amount of recognized liabilities for securities lending transactions					$(62,008,686)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$115,669,145	$183,799,517	$117,312,054	$239,273,952

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Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $319,945 in purchases and $344,191 in sales of investments, which are included above, and resulted in realized losses of $34,436.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$12,385,672	$17,080,589

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$4,815,711	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$23,651,455	$22,998,295	$36,096,955	$—	$59,748,410	$22,998,295

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$22,482,035	$43,637,991	$108,718,338	$—	$174,838,364

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-30

Metropolitan Series Fund

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-31

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-32

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-33

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-34

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-35

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-36

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) and Barclays U.S. Aggregate Bond Index (40%), for the one-year period ended October 31, 2016, and underperformed its blended benchmark for the three- and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-37

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-38

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-39

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-40

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-41

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, D and E shares of the MFS Value Portfolio returned 14.39%, 14.10%, 14.23%, and 14.20%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.34%.

MARKET ENVIRONMENT/CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the year, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

Headwinds from lower energy and commodity prices, which had spread beyond the Energy, Materials, and Industrial sectors early in the reporting period, abated later in the year as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark Index for the period. The combination of an overweight allocation and weak stock selection in the Health Care sector detracted from performance relative to the Index. Here, overweight positions in healthcare services company Express Scripts and medical device maker Medtronic, and holdings of health services and information technology company McKesson, held back relative results.

Stock selection in the Materials sector hurt relative returns. Within this sector, the Portfolio’s holdings of chemical company PPG Industries dampened relative performance.

The combination of an overweight allocation and weak stock selection in the Consumer Staples sector also hampered relative results led by an overweight position in drugstore retailer CVS Health, and holdings of global food company Nestle (Switzerland) and international manufacturer and distributer of premium drinks Diageo (United Kingdom).

Other top relative detractors during the period included holdings of automotive components manufacturer Delphi Automotive, and not owning shares of financial services firm Bank of America and telecommunications company AT&T.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Portfolio’s avoidance of the Real Estate sector bolstered relative performance. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative contributors during the period.

An overweight position in the Industrials sector aided relative results, led by the Portfolio’s avoidance of poor-performing diversified industrial conglomerate General Electric.

Strong stock selection in the Consumer Discretionary sector also bolstered relative performance. Here, the Portfolio’s overweight position in media firm Time Warner supported relative results.

Stocks in other sectors that benefited relative results included overweight positions in financial services firms JPMorgan Chase, Goldman Sachs Group, and Prudential Financial; semiconductor company Texas Instruments; and telecommunication services provider Verizon Communications. Additionally, not owning shares of software giant Microsoft, and underweight positions in eye care and skin care products company Allergan and diversified financial services firm Citigroup further supported relative results.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

For the 12-month period ending December 31, 2016, the Portfolio was overweight Industrials, Health Care, and Consumer Staples while being most underweight Energy, Utilities, and Real Estate. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	14.39	14.91	7.05	—
Class B	14.10	14.63	—	7.54
Class D	14.23	—	—	11.67
Class E	14.20	14.74	—	7.65
Russell 1000 Value Index	17.34	14.80	5.72	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.8
Wells Fargo & Co.	3.5
Johnson & Johnson	3.4
Philip Morris International, Inc.	3.2
Accenture plc - Class A	2.6
Travelers Cos., Inc. (The)	2.5
Goldman Sachs Group, Inc. (The)	2.5
U.S. Bancorp	2.4
Chubb, Ltd.	2.3
Medtronic plc	2.2

Top Sectors

% of Net Assets
Financials	30.2
Industrials	15.3
Health Care	15.2
Consumer Staples	12.4
Information Technology	7.4
Consumer Discretionary	6.9
Energy	5.2
Materials	4.0
Telecommunication Services	1.4
Utilities	1.1

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.58%	$1,000.00	$1,067.60	$3.01
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B(a)	Actual	0.83%	$1,000.00	$1,066.90	$4.31
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class D(a)	Actual	0.68%	$1,000.00	$1,067.10	$3.53
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class E(a)	Actual	0.73%	$1,000.00	$1,066.60	$3.79
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Lockheed Martin Corp.	147,894	$36,964,626
Northrop Grumman Corp.	121,094	28,164,043
United Technologies Corp.	328,134	35,970,049

		101,098,718

Air Freight & Logistics—1.5%
United Parcel Service, Inc. - Class B	411,456	47,169,316

Auto Components—0.9%
Delphi Automotive plc	399,911	26,934,006

Automobiles—0.5%
Harley-Davidson, Inc. (a)	268,493	15,663,882

Banks—13.9%
Citigroup, Inc.	946,218	56,233,736
JPMorgan Chase & Co.	1,736,841	149,872,010
PNC Financial Services Group, Inc. (The) (a)	380,914	44,551,701
U.S. Bancorp	1,423,098	73,104,544
Wells Fargo & Co.	1,980,520	109,146,457

		432,908,448

Beverages—1.4%
Diageo plc	1,171,375	30,304,754
PepsiCo, Inc.	140,348	14,684,611

		44,989,365

Building Products—1.8%
Johnson Controls International plc	1,375,161	56,642,882

Capital Markets—7.8%
Bank of New York Mellon Corp. (The)	769,926	36,479,094
BlackRock, Inc.	77,312	29,420,309
Franklin Resources, Inc.	406,937	16,106,566
Goldman Sachs Group, Inc. (The) (a)	318,660	76,303,137
Moody’s Corp. (a)	190,775	17,984,359
Nasdaq, Inc.	492,503	33,056,801
S&P Global, Inc.	54,562	5,867,598
State Street Corp.	344,649	26,786,120

		242,003,984

Chemicals—3.5%
E.I. du Pont de Nemours & Co.	315,509	23,158,361
Monsanto Co.	111,238	11,703,350
PPG Industries, Inc.	586,734	55,598,914
Sherwin-Williams Co. (The)	65,087	17,491,480

		107,952,105

Consumer Finance—0.9%
American Express Co.	386,755	28,650,810

Containers & Packaging—0.5%
Crown Holdings, Inc. (a) (b)	274,410	14,425,734

Diversified Telecommunication Services—1.4%
Verizon Communications, Inc. (a)	813,337	43,415,929

Electric Utilities—1.1%
Duke Energy Corp.	333,514	25,887,357
Xcel Energy, Inc. (a)	229,172	9,327,300

		35,214,657

Electrical Equipment—0.9%
Eaton Corp. plc	396,560	26,605,210

Energy Equipment & Services—1.2%
Schlumberger, Ltd.	456,210	38,298,829

Food & Staples Retailing—1.7%
CVS Health Corp.	658,073	51,928,540

Food Products—4.6%
Archer-Daniels-Midland Co. (a)	560,460	25,584,999
Danone S.A.	201,253	12,738,379
General Mills, Inc.	494,196	30,526,487
J.M. Smucker Co. (The) (a)	127,285	16,300,117
Mead Johnson Nutrition Co.	111,069	7,859,242
Nestle S.A.	677,008	48,559,137

		141,568,361

Health Care Equipment & Supplies—5.1%
Abbott Laboratories	848,091	32,575,175
Danaher Corp.	426,669	33,211,915
Medtronic plc	964,989	68,736,166
St. Jude Medical, Inc.	293,892	23,567,200

		158,090,456

Health Care Providers & Services—1.7%
Cigna Corp.	116,181	15,497,384
Express Scripts Holding Co. (b)	259,955	17,882,304
McKesson Corp.	146,444	20,568,060

		53,947,748

Household Durables—0.2%
Newell Brands, Inc. (a)	113,823	5,082,197

Household Products—0.4%
Procter & Gamble Co. (The)	139,632	11,740,259

Industrial Conglomerates—3.9%
3M Co. (a)	354,086	63,229,137
Honeywell International, Inc.	490,556	56,830,913

		120,060,050

Insurance—7.6%
Aon plc (a)	421,744	47,037,108
Chubb, Ltd.	531,141	70,174,349
Prudential Financial, Inc. (a)	386,708	40,240,834
Travelers Cos., Inc. (The)	639,797	78,323,949

		235,776,240

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—5.2%
Accenture plc - Class A (a)	683,579	$80,067,608
Amdocs, Ltd.	129,964	7,570,403
Cognizant Technology Solutions Corp. - Class A (a) (b)	206,537	11,572,268
Fidelity National Information Services, Inc.	365,978	27,682,576
Fiserv, Inc. (a) (b)	131,262	13,950,525
International Business Machines Corp. (a)	133,546	22,167,301

		163,010,681

Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc.	239,626	33,811,229

Machinery—2.3%
Illinois Tool Works, Inc.	230,763	28,259,237
Ingersoll-Rand plc	222,857	16,723,189
Pentair plc	219,431	12,303,496
Stanley Black & Decker, Inc.	135,166	15,502,189

		72,788,111

Media—4.3%
Comcast Corp. - Class A	570,617	39,401,104
Interpublic Group of Cos., Inc. (The) (a)	513,430	12,019,396
Omnicom Group, Inc. (a)	532,916	45,356,481
Time Warner, Inc. (a)	285,960	27,603,719
Walt Disney Co. (The) (a)	73,819	7,693,416

		132,074,116

Multiline Retail—0.5%
Target Corp.	212,945	15,381,017

Oil, Gas & Consumable Fuels—4.0%
Chevron Corp.	259,789	30,577,165
EOG Resources, Inc.	319,037	32,254,641
Exxon Mobil Corp.	376,715	34,002,296
Occidental Petroleum Corp. (a)	377,783	26,909,483

		123,743,585

Personal Products—0.4%
Coty, Inc. - Class A (a)	714,668	13,085,571

Pharmaceuticals—7.3%
Johnson & Johnson (a)	916,602	105,601,716
Merck & Co., Inc.	741,216	43,635,386
Novartis AG	95,841	6,971,345
Pfizer, Inc. (a)	1,995,452	64,812,281
Roche Holding AG	27,492	6,264,140

		227,284,868

Professional Services—0.4%
Equifax, Inc.	96,400	11,397,372

Road & Rail—1.3%
Canadian National Railway Co. (a)	246,345	16,603,653

Road & Rail—(Continued)
Union Pacific Corp.	224,054	23,229,919

		39,833,572

Semiconductors & Semiconductor Equipment—1.5%
Texas Instruments, Inc.	653,379	47,677,066

Software—0.6%
Oracle Corp.	486,608	18,710,078

Specialty Retail—0.2%
Advance Auto Parts, Inc. (a)	44,834	7,582,326

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc. (a)	496,860	10,717,270

Tobacco—3.9%
Altria Group, Inc.	316,294	21,387,800
Philip Morris International, Inc.	1,099,811	100,621,709

		122,009,509

Total Common Stocks (Cost $2,289,406,246)		3,079,274,097

Short-Term Investment—0.9%

Commercial Paper—0.9%
GE Capital Treasury Services U.S. LLC 0.406%, 01/03/17 (c)	28,626,000	28,625,046

Total Short-Term Investments (Cost $28,625,046)		28,625,046

Securities Lending Reinvestments (d)— 7.2%

Certificates of Deposit—3.9%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (e)	3,000,000	2,999,385
Bank of Nova Scotia Houston 1.201%, 11/03/17 (e)	5,000,000	5,004,232
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (e)	3,400,000	3,400,068
Barclays New York 0.894%, 02/10/17 (e)	5,000,000	5,001,617
BNP Paribas New York 1.226%, 08/04/17 (e)	3,500,000	3,501,554
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,400,000	2,400,055
0.920%, 02/03/17	5,000,000	5,000,555
Credit Suisse AG New York 1.444%, 04/24/17 (e)	3,500,000	3,500,823
DNB NOR Bank ASA 1.130%, 07/28/17 (e)	1,200,000	1,199,790
DZ Bank AG New York 1.010%, 02/27/17	4,000,000	4,001,156

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
KBC Brussells 1.050%, 01/27/17	4,300,000	$4,300,817
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	3,491,968	3,498,495
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	10,000,000	9,999,040
1.361%, 04/26/17 (e)	3,000,000	2,999,847
National Australia Bank London 1.034%, 05/02/17 (e)	2,000,000	2,001,888
1.182%, 11/09/17 (e)	6,000,000	5,985,120
National Bank of Canada 0.650%, 01/06/17	10,500,000	10,500,420
Natixis New York 0.900%, 02/17/17	8,000,000	8,001,024
Shizuoka Bank New York 0.840%, 01/03/17	4,600,000	4,600,018
Standard Chartered Bank New York 1.150%, 03/21/17	8,000,000	8,001,352
Sumitomo Bank New York 1.215%, 05/05/17 (e)	2,500,000	2,504,164
1.336%, 06/19/17 (e)	2,000,000	1,999,848
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	2,000,000	2,000,076
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (e)	3,500,000	3,506,410
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (e)	4,000,000	4,000,472
Svenska Handelsbanken New York 1.266%, 05/18/17 (e)	1,500,000	1,500,261
UBS, Stamford 1.084%, 05/12/17 (e)	4,700,000	4,699,643
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (e)	1,200,000	1,200,336
1.264%, 10/26/17 (e)	1,750,000	1,751,195

		119,059,661

Commercial Paper—1.7%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	3,489,383	3,496,944
Barton Capital Corp. 0.660%, 01/12/17	4,994,225	4,998,755
Den Norske ASA 1.206%, 04/27/17 (e)	1,200,000	1,200,064
Erste Abwicklungsanstalt 1.014%, 03/10/17 (e)	6,000,000	6,000,036
HSBC plc 1.216%, 04/25/17 (e)	4,750,000	4,749,796
LMA S.A. & LMA Americas 1.000%, 01/13/17	498,792	499,825
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,496,435	1,499,074
1.160%, 03/20/17	7,976,542	7,980,038
Old Line Funding LLC 0.840%, 01/03/17	1,746,856	1,749,862
1.030%, 03/13/17 (e)	4,200,000	4,203,278

Commercial Paper—(Continued)
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	4,988,628	4,993,360
Toronto Dominion Holding Corp. 0.600%, 01/05/17	5,993,800	5,999,328
Versailles Commercial Paper LLC 1.000%, 01/31/17	2,892,267	2,897,819
Westpac Banking Corp. 1.232%, 10/20/17 (e)	3,250,000	3,255,675

		53,523,854

Repurchase Agreements—1.5%
Deutsche Bank AG, London Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $10,901,928 on 01/03/17, collateralized by various Common Stock with a value of $12,115,950.	10,900,000	10,900,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,506,290 on 03/03/17, collateralized by various Common Stock with a value of $1,650,000.	1,500,000	1,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $70,551 on 01/03/17, collateralized by $363,051 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $71,958.	70,547	70,547
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $16,005,867 on 01/06/17, collateralized by $15,829,682 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $16,328,268.	16,000,000	16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $2,010,247 on 04/03/17, collateralized by various Common Stock with a value of $2,200,000.	2,000,000	2,000,000
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $16,502,727 on 01/03/17, collateralized by $26,483,644 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $16,832,069.	16,500,000	16,500,000

		46,970,547

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value
Time Deposits—0.1%
OP Corporate Bank plc 1.010%, 01/04/17	1,500,000	$1,500,000
Shinkin Central Bank 1.200%, 01/27/17	300,000	300,000
1.220%, 01/26/17	1,900,000	1,900,000

		3,700,000

Total Securities Lending Reinvestments (Cost $223,235,893)		223,254,062

Total Investments—107.2% (Cost $2,541,267,185) (f)		3,331,153,205
Other assets and liabilities (net)—(7.2)%		(223,483,326)

Net Assets—100.0%		$3,107,669,879

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $217,331,241 and the collateral received consisted of cash in the amount of $223,189,444. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(f)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,542,223,946. The aggregate unrealized appreciation and depreciation of investments were $822,886,495 and $(33,957,236), respectively, resulting in net unrealized appreciation of $788,929,259 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$101,098,718	$—	$—	$101,098,718
Air Freight & Logistics	47,169,316	—	—	47,169,316
Auto Components	26,934,006	—	—	26,934,006
Automobiles	15,663,882	—	—	15,663,882
Banks	432,908,448	—	—	432,908,448
Beverages	14,684,611	30,304,754	—	44,989,365
Building Products	56,642,882	—	—	56,642,882
Capital Markets	242,003,984	—	—	242,003,984
Chemicals	107,952,105	—	—	107,952,105
Consumer Finance	28,650,810	—	—	28,650,810
Containers & Packaging	14,425,734	—	—	14,425,734
Diversified Telecommunication Services	43,415,929	—	—	43,415,929
Electric Utilities	35,214,657	—	—	35,214,657
Electrical Equipment	26,605,210	—	—	26,605,210
Energy Equipment & Services	38,298,829	—	—	38,298,829
Food & Staples Retailing	51,928,540	—	—	51,928,540

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food Products	$80,270,845	$61,297,516	$—	$141,568,361
Health Care Equipment & Supplies	158,090,456	—	—	158,090,456
Health Care Providers & Services	53,947,748	—	—	53,947,748
Household Durables	5,082,197	—	—	5,082,197
Household Products	11,740,259	—	—	11,740,259
Industrial Conglomerates	120,060,050	—	—	120,060,050
Insurance	235,776,240	—	—	235,776,240
IT Services	163,010,681	—	—	163,010,681
Life Sciences Tools & Services	33,811,229	—	—	33,811,229
Machinery	72,788,111	—	—	72,788,111
Media	132,074,116	—	—	132,074,116
Multiline Retail	15,381,017	—	—	15,381,017
Oil, Gas & Consumable Fuels	123,743,585	—	—	123,743,585
Personal Products	13,085,571	—	—	13,085,571
Pharmaceuticals	214,049,383	13,235,485	—	227,284,868
Professional Services	11,397,372	—	—	11,397,372
Road & Rail	39,833,572	—	—	39,833,572
Semiconductors & Semiconductor Equipment	47,677,066	—	—	47,677,066
Software	18,710,078	—	—	18,710,078
Specialty Retail	7,582,326	—	—	7,582,326
Textiles, Apparel & Luxury Goods	10,717,270	—	—	10,717,270
Tobacco	122,009,509	—	—	122,009,509
Total Common Stocks	2,974,436,342	104,837,755	—	3,079,274,097
Total Short-Term Investment*	—	28,625,046	—	28,625,046
Total Securities Lending Reinvestments*	—	223,254,062	—	223,254,062
Total Investments	$2,974,436,342	$356,716,863	$—	$3,331,153,205

Collateral for Securities Loaned (Liability)	$—	$(223,189,444)	$—	$(223,189,444)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,331,153,205
Cash	830
Cash denominated in foreign currencies (c)	777
Receivable for:
Investments sold	148,050
Fund shares sold	192,315
Dividends	6,293,818
Prepaid expenses	8,734

Total Assets	3,337,797,729
Liabilities
Collateral for securities loaned	223,189,444
Payables for:
Investments purchased	1,025,918
Fund shares redeemed	3,814,066
Accrued Expenses:
Management fees	1,493,811
Distribution and service fees	181,942
Deferred trustees’ fees	152,178
Other expenses	270,491

Total Liabilities	230,127,850

Net Assets	$3,107,669,879

Net Assets Consist of:
Paid in surplus	$2,056,330,244
Undistributed net investment income	65,654,481
Accumulated net realized gain	195,929,552
Unrealized appreciation on investments and foreign currency transactions	789,755,602

Net Assets	$3,107,669,879

Net Assets
Class A	$2,222,240,436
Class B	804,169,565
Class D	14,384,918
Class E	66,874,960
Capital Shares Outstanding*
Class A	145,115,825
Class B	53,132,380
Class D	942,523
Class E	4,393,905
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.31
Class B	15.14
Class D	15.26
Class E	15.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,541,267,185.
(b)	Includes securities loaned at value of $217,331,241.
(c)	Identified cost of cash denominated in foreign currencies was $770.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$85,132,912
Interest	76,382
Securities lending income	459,543
Other income (b)	310,084

Total investment income	85,978,921
Expenses
Management fees	21,207,964
Administration fees	98,472
Custodian and accounting fees	173,759
Distribution and service fees—Class B	1,899,454
Distribution and service fees—Class D	14,296
Distribution and service fees—Class E	98,305
Audit and tax services	42,040
Legal	33,604
Trustees’ fees and expenses	45,219
Shareholder reporting	174,769
Insurance	21,003
Miscellaneous	40,833

Total expenses	23,849,718
Less management fee waiver	(4,128,917)
Less broker commission recapture	(84,103)

Net expenses	19,636,698

Net Investment Income	66,342,223

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	198,423,362
Foreign currency transactions	(70,499)

Net realized gain	198,352,863

Net change in unrealized appreciation (depreciation) on:
Investments	141,300,927
Foreign currency transactions	(7,022)

Net change in unrealized appreciation	141,293,905

Net realized and unrealized gain	339,646,768

Net Increase in Net Assets From Operations	$405,988,991

(a)	Net of foreign withholding taxes of $438,010.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,342,223	$58,468,761
Net realized gain	198,352,863	283,803,641
Net change in unrealized appreciation (depreciation)	141,293,905	(342,330,247)

Increase (decrease) in net assets from operations	405,988,991	(57,845)

From Distributions to Shareholders
Net investment income
Class A	(49,437,763)	(64,266,030)
Class B	(15,441,649)	(18,873,575)
Class D	(312,156)	(413,063)
Class E	(1,387,482)	(1,838,640)
Net realized capital gains
Class A	(197,201,744)	(369,239,893)
Class B	(69,294,401)	(119,713,583)
Class D	(1,306,868)	(2,472,344)
Class E	(5,965,342)	(11,239,619)

Total distributions	(340,347,405)	(588,056,747)

Increase in net assets from capital share transactions	3,928,365	239,569,799

Total increase (decrease) in net assets	69,569,951	(348,544,793)

Net Assets
Beginning of period	3,038,099,928	3,386,644,721

End of period	$3,107,669,879	$3,038,099,928

Undistributed net investment income
End of period	$65,654,481	$67,871,282

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,740,550	$40,952,732	3,370,415	$57,892,552
Reinvestments	17,504,578	246,639,507	27,842,385	433,505,923
Redemptions	(22,073,025)	(331,716,371)	(19,942,986)	(335,396,986)

Net increase (decrease)	(1,827,897)	$(44,124,132)	11,269,814	$156,001,489

Class B
Sales	5,538,629	$82,344,094	4,205,956	$67,865,522
Reinvestments	6,074,268	84,736,050	8,981,670	138,587,158
Redemptions	(7,981,193)	(117,959,367)	(7,493,315)	(124,870,417)

Net increase	3,631,704	$49,120,777	5,694,311	$81,582,263

Class D
Sales	45,140	$685,564	17,071	$268,085
Reinvestments	115,233	1,619,024	185,796	2,885,407
Redemptions	(192,125)	(2,857,392)	(143,771)	(2,360,733)

Net increase (decrease)	(31,752)	$(552,804)	59,096	$792,759

Class E
Sales	200,827	$2,991,361	108,399	$1,772,656
Reinvestments	524,452	7,352,824	843,758	13,078,259
Redemptions	(731,067)	(10,859,661)	(815,386)	(13,657,627)

Net increase (decrease)	(5,788)	$(515,476)	136,771	$1,193,288

Increase derived from capital shares transactions		$3,928,365		$239,569,799

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.09	$18.38	$17.75	$13.80	$12.23

Income (Loss) from Investment Operations
Net investment income (a)	0.34 (b)	0.31	0.43	0.30	0.29
Net realized and unrealized gain (loss) on investments	1.68	(0.23)	1.36	4.46	1.72

Total from investment operations	2.02	0.08	1.79	4.76	2.01

Less Distributions
Distributions from net investment income	(0.36)	(0.50)	(0.31)	(0.30)	(0.26)
Distributions from net realized capital gains	(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.80)	(3.37)	(1.16)	(0.81)	(0.44)

Net Asset Value, End of Period	$15.31	$15.09	$18.38	$17.75	$13.80

Total Return (%) (c)	14.39	(0.15)	10.81	35.73	16.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.73
Net ratio of expenses to average net assets (%) (d)	0.58	0.58	0.58	0.58	0.60
Ratio of net investment income to average net assets (%)	2.25 (b)	1.87	2.49	1.92	2.21
Portfolio turnover rate (%)	14	12	12	17	16
Net assets, end of period (in millions)	$2,222.2	$2,218.1	$2,493.9	$3,074.8	$2,363.0

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.94	$18.22	$17.61	$13.70	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.30 (b)	0.27	0.37	0.27	0.26
Net realized and unrealized gain (loss) on investments	1.66	(0.23)	1.36	4.41	1.70

Total from investment operations	1.96	0.04	1.73	4.68	1.96

Less Distributions
Distributions from net investment income	(0.32)	(0.45)	(0.27)	(0.26)	(0.23)
Distributions from net realized capital gains	(1.44)	(2.87)	(0.85)	(0.51)	(0.18)

Total distributions	(1.76)	(3.32)	(1.12)	(0.77)	(0.41)

Net Asset Value, End of Period	$15.14	$14.94	$18.22	$17.61	$13.70

Total Return (%) (c)	14.10	(0.36)	10.56	35.38	16.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.98
Net ratio of expenses to average net assets (%) (d)	0.83	0.83	0.83	0.83	0.85
Ratio of net investment income to average net assets (%)	2.01 (b)	1.62	2.16	1.68	1.96
Portfolio turnover rate (%)	14	12	12	17	16
Net assets, end of period (in millions)	$804.2	$739.3	$798.0	$795.9	$250.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2016	2015	2014	2013(e)
Net Asset Value, Beginning of Period	$15.05	$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.32 (b)	0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	1.67	(0.22)	1.35	2.63

Total from investment operations	1.99	0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.34)	(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(1.44)	(2.87)	(0.85)	0.00

Total distributions	(1.78)	(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$15.26	$15.05	$18.33	$17.71

Total Return (%) (c)	14.23	(0.20)	10.69	19.02	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.82	(g)
Net ratio of expenses to average net assets (%) (d)	0.68	0.68	0.68	0.68	(g)
Ratio of net investment income to average net assets (%)	2.15 (b)	1.77	2.34	1.80	(g)
Portfolio turnover rate (%)	14	12	12	17
Net assets, end of period (in millions)	$14.4	$14.7	$16.8	$18.6

	Class E
	Year Ended December 31,
	2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$15.01	$18.29	$17.67	$13.73		$12.18

Income (Loss) from Investment Operations
Net investment income (a)	0.31 (b)	0.29	0.40	0.28		0.27
Net realized and unrealized gain (loss) on investments	1.67	(0.23)	1.35	4.45		1.70

Total from investment operations	1.98	0.06	1.75	4.73		1.97

Less Distributions
Distributions from net investment income	(0.33)	(0.47)	(0.28)	(0.28)		(0.24)
Distributions from net realized capital gains	(1.44)	(2.87)	(0.85)	(0.51)		(0.18)

Total distributions	(1.77)	(3.34)	(1.13)	(0.79)		(0.42)

Net Asset Value, End of Period	$15.22	$15.01	$18.29	$17.67		$13.73

Total Return (%) (c)	14.20	(0.27)	10.63	35.63		16.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.87		0.88
Net ratio of expenses to average net assets (%) (d)	0.73	0.73	0.73	0.73		0.75
Ratio of net investment income to average net assets (%)	2.10 (b)	1.72	2.28	1.81		2.05
Portfolio turnover rate (%)	14	12	12	17		16
Net assets, end of period (in millions)	$66.9	$66.0	$78.0	$83.5		$57.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Commencement of operations was April 26, 2013.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to foreign currency transactions, distribution re-designations, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 46,970,547 . The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$421,993,063	$0	$673,315,278

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $2,400,110 in purchases and $7,351,703 in sales of investments, which are included above, and resulted in realized gains of $2,969,782.

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average daily net assets
$21,207,964	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$71,154,565	$93,281,069	$269,192,840	$494,775,678	$340,347,405	$588,056,747

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$65,806,659	$196,886,312	$788,798,842	$—	$1,051,491,813

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-24

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-25

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the three- and five-year periods ended October 31, 2016, and underperformed its benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 1.34%, 1.00%, 1.08%, and 0.97%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 1.00%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were mixed in the first half of 2016 on uncertainty about a global economic slowdown, potential Federal Reserve Bank (the “Fed”) interest rate hikes, the U.S. Presidential election, and Brexit. However, equity indexes rallied in the second half of the year on easy monetary policies and strong macroeconomic data. Equity markets also benefited from central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Fed lowered the expected number of rate increases for 2016. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and continued to trend higher as concerns about the referendum abated and volatility declined. U.S. equity markets reached new all-time highs in December, following Donald Trump’s surprise victory and optimism surrounding the incoming U.S. administration’s agenda. Equity markets also benefited from better than expected macroeconomic data, including U.S. durable goods orders, U.S. consumer sentiment and U.S. home sales. Factors that weighed on the equity markets included the Fed’s decision in December to raise interest rates, diplomatic tensions between the U.S. and other major world powers and terrorism concerns.

The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 4.3%.

Thirteen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. New Zealand (0.2% beginning weight in the benchmark), up 20.9%, was the best-performing country. Norway (0.5% beginning weight), up 14.6%, and Australia (6.9% beginning weight), up 13.3%, were the next best-performing countries. Israel (0.8% beginning weight), down 23.7%, and Denmark (1.9% beginning weight), down 15.2%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were Royal Dutch Shell (Class B), up 38.1%; Royal Dutch Shell (Class A), up 33.1%; and BP, up 30.7%. The stocks with the largest negative impact were Novo-Nordisk, down 36.2%; Roche Holdings, down 14.4%; and Novartis, down 12.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	1.34	6.32	0.61	—
Class B	1.00	6.03	0.35	—
Class E	1.08	6.15	0.45	—
Class G	0.97	5.98	—	7.67
MSCI EAFE Index	1.00	6.53	0.75	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Nestle S.A.	1.8
Novartis AG	1.3
HSBC Holdings plc	1.3
Roche Holding AG	1.3
Toyota Motor Corp.	1.2
Royal Dutch Shell plc- A Shares	0.9
BP plc	0.9
Total S.A.	0.9
Royal Dutch Shell plc- B Shares	0.8
British American Tobacco plc	0.8

Top Countries

% of Net Assets
Japan	23.1
United Kingdom	16.9
France	9.3
Germany	8.9
Switzerland	8.7
Australia	7.3
Netherlands	3.2
Hong Kong	3.1
Spain	3.0
Sweden	2.7

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.38%	$1,000.00	$1,043.60	$1.95
	Hypothetical*	0.38%	$1,000.00	$1,023.23	$1.93

Class B(a)	Actual	0.63%	$1,000.00	$1,041.70	$3.23
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class E(a)	Actual	0.53%	$1,000.00	$1,042.90	$2.72
	Hypothetical*	0.53%	$1,000.00	$1,022.47	$2.69

Class G(a)	Actual	0.68%	$1,000.00	$1,042.00	$3.49
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Australia—7.3%
AGL Energy, Ltd.	54,235	$865,825
Alumina, Ltd. (a)	191,453	252,729
Amcor, Ltd.	95,202	1,028,993
AMP, Ltd.	234,994	855,321
APA Group	98,264	609,196
Aristocrat Leisure, Ltd.	41,217	461,450
ASX, Ltd.	16,055	577,009
Aurizon Holdings, Ltd.	157,842	576,328
AusNet Services	138,423	158,201
Australia & New Zealand Banking Group, Ltd.	237,205	5,210,464
Bank of Queensland, Ltd.	24,917	213,635
Bendigo & Adelaide Bank, Ltd.	35,779	328,492
BHP Billiton plc	172,349	2,732,206
BHP Billiton, Ltd.	257,180	4,606,236
Boral, Ltd.	114,731	447,883
Brambles, Ltd.	129,540	1,159,437
Caltex Australia, Ltd.	24,958	549,805
Challenger, Ltd.	44,035	357,256
CIMIC Group, Ltd.	8,428	212,605
Coca-Cola Amatil, Ltd.	42,510	311,067
Cochlear, Ltd.	5,478	485,233
Commonwealth Bank of Australia	137,934	8,208,795
Computershare, Ltd.	41,806	377,102
Crown Resorts, Ltd.	29,464	246,480
CSL, Ltd.	37,261	2,700,876
Dexus Property Group (REIT)	77,269	539,675
Domino’s Pizza Enterprises, Ltd.	4,938	230,765
DUET Group	178,971	354,874
Fortescue Metals Group, Ltd. (a)	125,869	533,321
Goodman Group (REIT)	139,425	721,754
GPT Group (The) (REIT)	140,241	510,269
Harvey Norman Holdings, Ltd. (a)	44,837	166,721
Healthscope, Ltd.	134,432	222,191
Incitec Pivot, Ltd.	152,808	396,491
Insurance Australia Group, Ltd.	184,566	798,110
Lend Lease Group (REIT)	51,045	538,739
Macquarie Group, Ltd.	24,276	1,535,441
Medibank Private, Ltd.	199,900	407,812
Mirvac Group (REIT)	298,553	459,813
National Australia Bank, Ltd.	212,826	4,713,307
Newcrest Mining, Ltd.	60,310	853,233
Oil Search, Ltd.	104,563	541,698
Orica, Ltd.	26,176	333,630
Origin Energy, Ltd.	140,897	670,542
QBE Insurance Group, Ltd.	110,125	992,510
Ramsay Health Care, Ltd.	10,616	525,094
REA Group, Ltd.	4,158	165,738
Rio Tinto, Ltd.	34,042	1,469,340
Santos, Ltd.	164,725	477,444
Scentre Group (REIT)	417,733	1,406,866
Seek, Ltd.	22,233	238,892
Sonic Healthcare, Ltd.	32,696	506,305
South32, Ltd.	422,905	837,387
Stockland (REIT)	205,214	679,931
Suncorp Group, Ltd.	108,776	1,061,641
Sydney Airport	80,467	347,770
Tabcorp Holdings, Ltd.	54,472	189,632

Australia—(Continued)
Tatts Group, Ltd.	123,533	400,216
Telstra Corp., Ltd.	335,688	1,237,919
TPG Telecom, Ltd.	21,838	107,542
Transurban Group	159,204	1,189,658
Treasury Wine Estates, Ltd.	68,905	531,992
Vicinity Centres (REIT)	252,185	547,355
Vocus Communications, Ltd.	38,375	107,190
Wesfarmers, Ltd.	90,211	2,748,093
Westfield Corp. (REIT)	163,017	1,110,149
Westpac Banking Corp.	266,028	6,253,133
Woodside Petroleum, Ltd.	60,391	1,359,997
Woolworths, Ltd.	104,896	1,826,286

		74,379,090

Austria—0.2%
Andritz AG	3,998	201,082
Erste Group Bank AG (b)	25,311	742,550
OMV AG	12,416	438,247
Raiffeisen Bank International AG (b)	9,390	172,118
Voestalpine AG	9,525	374,700

		1,928,697

Belgium—1.1%
Ageas	15,573	617,531
Anheuser-Busch InBev S.A.	61,052	6,460,379
Colruyt S.A.	5,430	269,151
Groupe Bruxelles Lambert S.A.	5,864	492,945
KBC Groep NV	19,558	1,213,023
Proximus	14,232	410,601
Solvay S.A.	5,735	672,530
Telenet Group Holding NV (b)	4,184	232,605
UCB S.A.	9,619	616,921
Umicore S.A.	8,519	485,860

		11,471,546

Denmark—1.6%
AP Moeller - Maersk A/S - Class A	274	413,277
AP Moeller - Maersk A/S - Class B	566	902,225
Carlsberg A/S - Class B	9,405	813,151
Chr Hansen Holding A/S	7,473	414,133
Coloplast A/S - Class B (a)	9,594	646,788
Danske Bank A/S	53,815	1,635,164
DONG Energy A/S (b)	6,737	255,453
DSV A/S	16,462	733,715
Genmab A/S (b)	4,236	703,428
ISS A/S	13,228	446,536
Novo Nordisk A/S - Class B	153,669	5,529,853
Novozymes A/S - B Shares	17,609	607,154
Pandora A/S	9,197	1,203,446
TDC A/S (b)	59,338	305,210
Tryg A/S	8,735	158,231
Vestas Wind Systems A/S	17,209	1,120,487
William Demant Holding A/S (b)	9,405	163,831

		16,052,082

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—0.9%
Elisa Oyj	13,058	$425,206
Fortum Oyj	39,670	608,388
Kone Oyj - Class B	26,344	1,182,580
Metso Oyj	7,511	214,227
Neste Oyj	9,073	348,994
Nokia Oyj	468,997	2,260,007
Nokian Renkaat Oyj	10,639	397,354
Orion Oyj - Class B	9,644	430,086
Sampo Oyj - A Shares	35,348	1,583,818
Stora Enso Oyj - R Shares	40,497	434,683
UPM-Kymmene Oyj	42,203	1,036,329
Wartsila Oyj Abp	12,999	585,048

		9,506,720

France—9.3%
Accor S.A.	13,973	521,968
Aeroports de Paris (a)	2,209	237,124
Air Liquide S.A.	31,702	3,526,353
Alstom S.A. (b)	13,067	360,273
Arkema S.A.	5,073	496,589
Atos SE	7,084	748,800
AXA S.A.	155,873	3,941,130
BNP Paribas S.A.	84,745	5,409,142
Bollore S.A.	61,600	217,471
Bouygues S.A.	14,921	535,100
Bureau Veritas S.A.	19,643	381,345
Cap Gemini S.A.	13,915	1,175,899
Carrefour S.A.	46,421	1,119,002
Casino Guichard Perrachon S.A.	4,364	209,788
Christian Dior SE	4,654	976,992
Cie de St-Gobain	40,023	1,867,443
Cie Generale des Etablissements Michelin	14,364	1,600,877
CNP Assurances	10,520	195,243
Credit Agricole S.A.	90,038	1,118,482
Danone S.A.	47,151	2,990,391
Dassault Aviation S.A.	183	204,600
Dassault Systemes SE	10,162	775,692
Edenred	20,034	397,820
Eiffage S.A.	4,533	316,679
Electricite de France S.A.	17,389	177,045
Engie S.A.	120,464	1,537,735
Essilor International S.A.	16,817	1,903,696
Eurazeo S.A.	2,479	145,296
Eutelsat Communications S.A.	14,990	290,758
Fonciere Des Regions (REIT)	3,163	276,444
Gecina S.A. (REIT)	3,255	450,911
Groupe Eurotunnel SE	32,808	312,084
Hermes International	2,256	927,040
ICADE (REIT)	3,450	246,638
Iliad S.A.	2,335	449,406
Imerys S.A.	2,253	171,050
Ingenico Group S.A.	4,093	327,453
JCDecaux S.A.	4,706	138,425
Kering (a)	5,893	1,323,756
Klepierre (REIT)	16,658	655,582
L’Oreal S.A.	20,265	3,701,610

France—(Continued)
Lagardere SCA	8,303	231,101
Legrand S.A.	20,811	1,180,926
LVMH Moet Hennessy Louis Vuitton SE	22,305	4,261,541
Natixis S.A.	80,165	452,930
Orange S.A.	164,771	2,505,517
Pernod-Ricard S.A.	17,290	1,876,798
Peugeot S.A. (b)	40,345	659,024
Publicis Groupe S.A.	15,420	1,065,879
Remy Cointreau S.A.	1,860	158,963
Renault S.A.	15,031	1,339,190
Rexel S.A.	28,808	474,182
Safran S.A.	24,884	1,795,157
Sanofi	92,334	7,482,488
Schneider Electric SE	45,859	3,192,990
SCOR SE	11,686	404,514
SEB S.A.	1,809	245,613
SES S.A.	29,140	642,977
SFR Group S.A. (b)	9,888	279,336
Societe BIC S.A.	2,149	292,686
Societe Generale S.A.	60,631	2,982,352
Sodexo S.A.	7,921	912,034
Suez	22,682	335,201
Technip S.A.	9,722	691,273
Thales S.A.	7,807	757,959
Total S.A.	179,310	9,171,625
Unibail-Rodamco SE (REIT)	7,985	1,907,250
Valeo S.A.	20,400	1,174,514
Veolia Environnement S.A.	38,440	654,763
Vinci S.A.	40,596	2,766,814
Vivendi S.A.	82,472	1,569,890
Wendel S.A.	2,267	273,481
Zodiac Aerospace (a)	14,929	343,401

		94,441,501

Germany—8.4%
adidas AG	14,905	2,360,296
Allianz SE	36,569	6,057,027
Axel Springer SE	3,006	146,043
BASF SE	73,821	6,898,347
Bayer AG	66,149	6,914,823
Bayerische Motoren Werke AG	26,677	2,502,558
Beiersdorf AG	8,429	716,656
Brenntag AG	12,657	702,774
Commerzbank AG	87,047	665,216
Continental AG	8,799	1,716,268
Covestro AG	5,610	386,701
Daimler AG	77,142	5,736,545
Deutsche Bank AG (b)	109,061	1,977,592
Deutsche Boerse AG (b)	14,640	1,195,073
Deutsche Lufthansa AG (a)	17,782	230,226
Deutsche Post AG	76,616	2,520,953
Deutsche Telekom AG	262,317	4,515,498
Deutsche Wohnen AG	28,299	889,204
E.ON SE	159,825	1,116,969
Evonik Industries AG	13,109	391,097
Fraport AG Frankfurt Airport Services Worldwide	4,331	256,320

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Fresenius Medical Care AG & Co. KGaA	17,215	$1,462,451
Fresenius SE & Co. KGaA	32,401	2,536,025
GEA Group AG	14,300	574,336
Hannover Rueck SE	5,368	582,301
HeidelbergCement AG	11,924	1,114,663
Henkel AG & Co. KGaA	7,933	825,615
HOCHTIEF AG	1,646	230,619
Hugo Boss AG	4,934	305,054
Infineon Technologies AG	90,469	1,571,122
Innogy SE (b)	11,200	390,189
K&S AG (a)	14,121	338,226
LANXESS AG	7,402	485,963
Linde AG	15,006	2,465,504
MAN SE	3,022	300,770
Merck KGaA	10,657	1,114,391
Metro AG	15,747	523,630
Muenchener Rueckversicherungs-Gesellschaft AG	13,047	2,472,531
OSRAM Licht AG	8,388	441,248
ProSiebenSat.1 Media SE	18,669	723,142
RWE AG (b)	39,146	487,802
SAP SE	78,616	6,884,360
Siemens AG	61,857	7,618,746
Symrise AG	10,907	664,733
Telefonica Deutschland Holding AG	58,800	251,779
ThyssenKrupp AG	32,245	769,879
TUI AG	37,093	531,389
United Internet AG	8,781	342,467
Volkswagen AG (a)	2,495	359,054
Vonovia SE	36,786	1,200,650
Zalando SE (b)	6,525	249,746

		85,714,571

Hong Kong—3.1%
AIA Group, Ltd.	969,200	5,424,844
ASM Pacific Technology, Ltd.	19,600	207,531
Bank of East Asia, Ltd. (The)	103,920	396,512
BOC Hong Kong Holdings, Ltd.	290,465	1,040,100
Cheung Kong Infrastructure Holdings, Ltd.	57,000	453,428
Cheung Kong Property Holdings, Ltd.	214,440	1,300,626
CK Hutchison Holdings, Ltd.	213,440	2,409,966
CLP Holdings, Ltd.	131,377	1,200,637
Galaxy Entertainment Group, Ltd.	181,000	778,827
Hang Lung Group, Ltd.	74,000	257,291
Hang Lung Properties, Ltd.	222,000	464,912
Hang Seng Bank, Ltd.	60,800	1,127,043
Henderson Land Development Co., Ltd.	98,093	517,916
HK Electric Investments & HK Electric Investments, Ltd.	206,500	170,287
HKT Trust & HKT, Ltd.	189,980	232,304
Hong Kong & China Gas Co., Ltd.	646,116	1,142,339
Hong Kong Exchanges and Clearing, Ltd.	95,700	2,252,398
Hongkong Land Holdings, Ltd.	95,400	602,050
Hysan Development Co., Ltd.	45,000	185,550
Jardine Matheson Holdings, Ltd.	19,700	1,086,712
Kerry Properties, Ltd.	57,500	154,961

Hong Kong—(Continued)
Li & Fung, Ltd.	429,600	187,865
Link REIT (REIT)	181,141	1,169,919
Melco Crown Entertainment, Ltd. (ADR)	16,000	254,400
MGM China Holdings, Ltd.	81,600	168,478
MTR Corp., Ltd.	110,500	534,247
New World Development Co., Ltd.	476,707	499,767
NWS Holdings, Ltd.	177,000	287,836
PCCW, Ltd.	481,000	259,258
Power Assets Holdings, Ltd.	107,549	947,667
Sands China, Ltd.	190,000	817,290
Sino Land Co., Ltd.	289,600	428,739
Sun Hung Kai Properties, Ltd.	115,250	1,443,196
Swire Pacific, Ltd. - Class A	44,317	423,113
Swire Properties, Ltd.	83,600	229,116
Techtronic Industries Co., Ltd.	128,000	458,608
WH Group, Ltd.	660,000	531,489
Wharf Holdings, Ltd. (The)	104,976	689,977
Wheelock & Co., Ltd.	68,000	381,771
Wynn Macau, Ltd.	134,800	213,460
Yue Yuen Industrial Holdings, Ltd.	50,500	182,830

		31,515,260

Ireland—1.1%
Bank of Ireland (b)	2,405,091	592,673
CRH plc	67,317	2,331,266
DCC plc	7,008	520,882
Experian plc	79,898	1,550,599
James Hardie Industries plc	40,250	639,485
Kerry Group plc - Class A	13,003	931,668
Paddy Power Betfair plc	6,200	663,788
Shire plc	71,765	4,077,371

		11,307,732

Israel—0.6%
Azrieli Group, Ltd.	3,653	158,241
Bank Hapoalim B.M.	86,396	513,321
Bank Leumi Le-Israel B.M. (b)	120,713	496,528
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	338,395
Check Point Software Technologies, Ltd. (b)	10,500	886,830
Elbit Systems, Ltd.	1,987	200,840
Frutarom Industries, Ltd.	3,269	166,962
Israel Chemicals, Ltd.	45,583	186,315
Mizrahi Tefahot Bank, Ltd.	11,922	174,231
Nice, Ltd.	5,213	357,899
Teva Pharmaceutical Industries, Ltd. (ADR)	73,053	2,648,171

		6,127,733

Italy—1.7%
Assicurazioni Generali S.p.A.	93,308	1,388,582
Atlantia S.p.A.	31,412	736,467
Enel S.p.A.	626,740	2,763,547
Eni S.p.A.	203,492	3,305,809
Intesa Sanpaolo S.p.A.	993,553	2,541,400
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	153,950

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Leonardo-Finmeccanica S.p.A. (b)	28,782	$404,318
Luxottica Group S.p.A.	13,581	732,973
Mediobanca S.p.A.	44,816	366,500
Poste Italiane S.p.A.	41,357	274,895
Prysmian S.p.A.	19,125	491,906
Saipem S.p.A. (b)	422,993	237,150
Snam S.p.A.	193,977	799,485
Telecom Italia S.p.A. (b)	866,636	764,572
Telecom Italia S.p.A. - Risparmio Shares (b)	501,246	363,009
Terna Rete Elettrica Nazionale S.p.A.	118,746	544,305
UniCredit S.p.A.	422,053	1,215,732
UnipolSai S.p.A.	64,500	137,978

		17,222,578

Japan—23.1%
ABC-Mart, Inc.	2,200	124,707
Acom Co., Ltd. (b)	31,200	136,415
Aeon Co., Ltd.	51,500	730,204
AEON Financial Service Co., Ltd.	8,400	148,888
Air Water, Inc.	10,000	180,419
Aisin Seiki Co., Ltd.	16,500	715,524
Ajinomoto Co., Inc.	44,000	886,759
Alfresa Holdings Corp.	15,300	252,764
Alps Electric Co., Ltd.	13,100	315,986
Amada Holdings Co., Ltd.	27,000	301,283
ANA Holdings, Inc.	84,000	226,403
Aozora Bank, Ltd.	96,000	340,266
Asahi Glass Co., Ltd.	72,000	490,177
Asahi Group Holdings, Ltd.	30,700	969,952
Asahi Kasei Corp.	97,000	846,228
Asics Corp.	11,000	219,714
Astellas Pharma, Inc.	174,100	2,418,200
Bandai Namco Holdings, Inc.	16,000	441,366
Bank of Kyoto, Ltd. (The)	22,000	163,212
Benesse Holdings, Inc.	5,400	148,877
Bridgestone Corp.	51,600	1,859,980
Brother Industries, Ltd.	16,400	295,527
Calbee, Inc.	5,500	172,422
Canon, Inc.	83,900	2,354,336
Casio Computer Co., Ltd.	16,900	238,691
Central Japan Railway Co.	11,700	1,925,613
Chiba Bank, Ltd. (The)	49,000	300,114
Chubu Electric Power Co., Inc.	57,000	796,765
Chugai Pharmaceutical Co., Ltd.	16,800	482,146
Chugoku Bank, Ltd. (The)	12,000	172,140
Chugoku Electric Power Co., Inc. (The)	23,700	278,177
Concordia Financial Group, Ltd.	83,000	398,872
Credit Saison Co., Ltd.	10,500	187,204
Dai Nippon Printing Co., Ltd.	40,000	395,213
Dai-ichi Life Holdings Inc.	83,600	1,387,956
Daicel Corp.	22,000	241,945
Daiichi Sankyo Co., Ltd.	49,000	1,002,785
Daikin Industries, Ltd.	18,800	1,725,242
Daito Trust Construction Co., Ltd.	6,200	933,101
Daiwa House Industry Co., Ltd.	47,500	1,298,444
Daiwa House Residential Investment Corp. (REIT)	110	278,734

Japan—(Continued)
Daiwa Securities Group, Inc.	126,000	775,619
DeNA Co., Ltd.	8,500	185,545
Denso Corp.	40,100	1,735,841
Dentsu, Inc.	16,600	783,549
Don Quijote Holdings Co., Ltd.	8,200	303,551
East Japan Railway Co.	26,900	2,325,229
Eisai Co., Ltd.	19,300	1,105,559
Electric Power Development Co., Ltd.	10,900	250,979
FamilyMart UNY Holdings Co., Ltd.	6,600	439,384
FANUC Corp.	15,300	2,592,564
Fast Retailing Co., Ltd.	4,200	1,501,546
Fuji Electric Co., Ltd.	43,000	222,924
Fuji Heavy Industries, Ltd.	49,600	2,021,694
FUJIFILM Holdings Corp.	36,700	1,393,414
Fujitsu, Ltd.	146,000	810,399
Fukuoka Financial Group, Inc.	53,000	235,109
Hachijuni Bank, Ltd. (The)	30,000	173,830
Hakuhodo DY Holdings, Inc.	17,600	216,767
Hamamatsu Photonics KK	9,600	252,344
Hankyu Hanshin Holdings, Inc.	20,400	654,795
Hikari Tsushin, Inc.	1,800	167,889
Hino Motors, Ltd.	19,000	193,209
Hirose Electric Co., Ltd.	2,300	285,006
Hiroshima Bank, Ltd. (The)	38,000	177,242
Hisamitsu Pharmaceutical Co., Inc.	4,500	224,945
Hitachi Chemical Co., Ltd.	8,500	212,547
Hitachi Construction Machinery Co., Ltd.	8,900	192,544
Hitachi High-Technologies Corp.	5,500	221,830
Hitachi Metals, Ltd.	20,000	270,817
Hitachi, Ltd.	383,000	2,067,862
Hokuriku Electric Power Co.	12,000	134,552
Honda Motor Co., Ltd.	130,600	3,810,002
Hoshizaki Corp.	4,100	324,774
Hoya Corp.	31,900	1,339,736
Hulic Co., Ltd.	32,300	287,095
Idemitsu Kosan Co., Ltd.	7,200	191,250
IHI Corp. (b)	145,000	376,724
Iida Group Holdings Co., Ltd.	12,700	240,927
Inpex Corp.	71,100	711,300
Isetan Mitsukoshi Holdings, Ltd.	26,900	289,821
Isuzu Motors, Ltd.	54,500	689,435
ITOCHU Corp.	124,100	1,648,284
J Front Retailing Co., Ltd.	23,000	309,724
Japan Airlines Co., Ltd.	8,400	245,626
Japan Airport Terminal Co., Ltd.	3,800	137,495
Japan Exchange Group, Inc.	46,400	665,966
Japan Post Bank Co., Ltd.	30,800	369,773
Japan Post Holdings Co., Ltd.	34,200	427,063
Japan Prime Realty Investment Corp. (REIT)	88	347,385
Japan Real Estate Investment Corp. (REIT)	105	573,801
Japan Retail Fund Investment Corp. (REIT)	202	409,963
Japan Tobacco, Inc.	88,100	2,900,340
JFE Holdings, Inc.	41,700	634,126
JGC Corp.	14,000	254,029
JSR Corp.	19,100	301,143
JTEKT Corp.	20,000	319,540
JX Holdings, Inc.	160,000	676,085

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kajima Corp.	80,000	$553,418
Kakaku.com, Inc.	11,000	182,243
Kamigumi Co., Ltd.	17,000	162,081
Kaneka Corp.	22,000	179,210
Kansai Electric Power Co., Inc. (The) (b)	55,000	601,569
Kansai Paint Co., Ltd.	17,200	316,960
Kao Corp.	40,000	1,896,418
Kawasaki Heavy Industries, Ltd.	124,000	387,856
KDDI Corp.	149,300	3,777,269
Keihan Holdings Co., Ltd.	39,000	255,998
Keikyu Corp.	36,000	417,526
Keio Corp.	45,000	370,214
Keisei Electric Railway Co., Ltd.	10,000	242,844
Keyence Corp.	3,900	2,677,696
Kikkoman Corp.	12,000	384,113
Kintetsu Group Holdings Co., Ltd.	157,120	599,872
Kirin Holdings Co., Ltd.	66,100	1,075,359
Kobe Steel, Ltd. (b)	27,200	258,748
Koito Manufacturing Co., Ltd.	10,100	534,428
Komatsu, Ltd.	75,400	1,705,369
Konami Holdings Corp.	7,300	294,736
Konica Minolta, Inc.	37,000	367,282
Kose Corp.	2,300	191,194
Kubota Corp.	89,000	1,269,587
Kuraray Co., Ltd.	24,500	367,370
Kurita Water Industries, Ltd.	7,100	156,288
Kyocera Corp.	24,900	1,237,558
Kyowa Hakko Kirin Co., Ltd.	20,000	275,669
Kyushu Electric Power Co., Inc.	39,700	430,264
Kyushu Financial Group, Inc.	26,400	178,914
Lawson, Inc.	4,900	344,692
LINE Corp. (a) (b)	3,500	119,596
Lion Corp.	19,000	312,070
LIXIL Group Corp.	24,500	556,351
M3, Inc.	18,600	469,145
Mabuchi Motor Co., Ltd.	3,600	187,339
Makita Corp.	9,500	636,810
Marubeni Corp.	133,500	756,837
Marui Group Co., Ltd.	16,000	233,579
Maruichi Steel Tube, Ltd.	4,600	149,674
Mazda Motor Corp.	43,000	699,870
McDonald’s Holdings Co. Japan, Ltd. (a)	5,400	141,437
Mebuki Financial Group, Inc.	63,100	233,645
Medipal Holdings Corp.	10,700	168,337
MEIJI Holdings Co., Ltd.	10,200	801,813
Minebea Co., Ltd.	24,000	224,650
Miraca Holdings, Inc.	4,000	179,521
MISUMI Group, Inc.	22,200	365,090
Mitsubishi Chemical Holdings Corp.	116,300	750,982
Mitsubishi Corp.	119,900	2,553,025
Mitsubishi Electric Corp.	160,000	2,228,834
Mitsubishi Estate Co., Ltd.	99,000	1,966,477
Mitsubishi Gas Chemical Co., Inc.	13,000	221,813
Mitsubishi Heavy Industries, Ltd.	260,000	1,183,552
Mitsubishi Materials Corp.	7,900	241,658
Mitsubishi Motors Corp.	44,999	256,336
Mitsubishi Tanabe Pharma Corp.	22,000	431,831

Japan—(Continued)
Mitsubishi UFJ Financial Group, Inc.	1,021,088	6,290,532
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	214,265
Mitsui & Co., Ltd.	137,517	1,889,959
Mitsui Chemicals, Inc.	75,000	336,705
Mitsui Fudosan Co., Ltd.	75,000	1,734,214
Mitsui OSK Lines, Ltd.	75,000	207,586
Mizuho Financial Group, Inc.	1,933,900	3,469,351
MS&AD Insurance Group Holdings, Inc.	40,200	1,244,598
Murata Manufacturing Co., Ltd.	15,900	2,121,714
Nabtesco Corp.	7,500	174,475
Nagoya Railroad Co., Ltd.	74,000	358,161
NEC Corp.	225,000	595,625
Nexon Co., Ltd.	19,100	276,603
NGK Insulators, Ltd.	23,000	445,779
NGK Spark Plug Co., Ltd.	12,000	266,183
NH Foods, Ltd.	14,000	378,750
Nidec Corp.	20,000	1,723,540
Nikon Corp.	31,200	484,360
Nintendo Co., Ltd.	9,000	1,885,281
Nippon Building Fund, Inc. (REIT)	118	655,188
Nippon Electric Glass Co., Ltd.	31,000	167,596
Nippon Express Co., Ltd.	59,000	317,564
Nippon Paint Holdings Co., Ltd.	13,000	353,052
Nippon Prologis REIT, Inc. (REIT)	109	223,302
Nippon Steel & Sumitomo Metal Corp.	62,800	1,399,718
Nippon Telegraph & Telephone Corp.	54,900	2,312,514
Nippon Yusen KK	142,000	263,395
Nissan Chemical Industries, Ltd.	10,000	334,053
Nissan Motor Co., Ltd.	197,400	1,984,492
Nisshin Seifun Group, Inc.	15,700	235,877
Nissin Foods Holdings Co., Ltd.	4,700	247,138
Nitori Holdings Co., Ltd.	6,900	790,117
Nitto Denko Corp.	12,600	966,754
NOK Corp.	7,900	159,888
Nomura Holdings, Inc.	303,200	1,790,914
Nomura Real Estate Holdings, Inc.	13,100	222,823
Nomura Real Estate Master Fund, Inc. (REIT)	322	487,987
Nomura Research Institute, Ltd.	9,900	301,564
NSK, Ltd.	39,000	450,746
NTT Data Corp.	10,776	521,062
NTT DoCoMo, Inc.	112,700	2,568,157
Obayashi Corp.	58,000	553,865
Obic Co., Ltd.	5,000	218,535
Odakyu Electric Railway Co., Ltd.	27,500	544,412
OJI Holdings Corp.	68,000	276,986
Olympus Corp.	22,800	787,788
Omron Corp.	16,400	628,947
Ono Pharmaceutical Co., Ltd.	32,000	699,131
Oracle Corp. Japan	3,000	151,275
Oriental Land Co., Ltd.	17,300	978,668
ORIX Corp.	110,600	1,716,999
Osaka Gas Co., Ltd.	161,000	619,679
Otsuka Corp.	3,700	172,824
Otsuka Holdings Co., Ltd.	32,000	1,395,156
Panasonic Corp.	183,800	1,869,225
Park24 Co., Ltd.	7,400	200,921
Pola Orbis Holdings, Inc.	1,900	156,996

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Rakuten, Inc.	76,600	$751,114
Recruit Holdings Co., Ltd.	29,300	1,175,729
Resona Holdings, Inc.	169,400	873,655
Ricoh Co., Ltd.	63,700	538,551
Rinnai Corp.	2,800	226,020
Rohm Co., Ltd.	6,700	385,298
Ryohin Keikaku Co., Ltd.	1,800	352,686
Santen Pharmaceutical Co., Ltd.	27,500	336,534
SBI Holdings, Inc.	19,011	241,780
Secom Co., Ltd.	17,500	1,279,694
Sega Sammy Holdings, Inc.	13,300	197,892
Seibu Holdings, Inc.	13,800	247,470
Seiko Epson Corp.	20,000	423,342
Sekisui Chemical Co., Ltd.	37,900	604,416
Sekisui House, Ltd.	46,800	778,897
Seven & i Holdings Co., Ltd.	62,400	2,379,592
Seven Bank, Ltd.	43,000	123,793
Sharp Corp. (b)	120,000	277,017
Shimadzu Corp.	16,000	254,830
Shimamura Co., Ltd.	2,300	287,540
Shimano, Inc.	6,000	941,071
Shimizu Corp.	39,000	356,806
Shin-Etsu Chemical Co., Ltd.	30,900	2,386,380
Shinsei Bank, Ltd.	160,000	269,642
Shionogi & Co., Ltd.	25,200	1,204,895
Shiseido Co., Ltd.	29,300	741,709
Shizuoka Bank, Ltd. (The)	41,000	344,164
Showa Shell Sekiyu KK	15,400	143,362
SMC Corp.	4,500	1,073,073
SoftBank Group Corp.	77,300	5,113,642
Sohgo Security Services Co., Ltd.	4,800	184,481
Sompo Holdings, Inc.	26,999	913,555
Sony Corp.	103,400	2,879,511
Sony Financial Holdings, Inc.	12,800	198,807
Stanley Electric Co., Ltd.	11,800	322,305
Start Today Co., Ltd.	14,400	247,568
Sumitomo Chemical Co., Ltd.	126,000	597,368
Sumitomo Corp.	93,000	1,094,750
Sumitomo Dainippon Pharma Co., Ltd.	12,500	215,077
Sumitomo Electric Industries, Ltd.	66,334	954,423
Sumitomo Heavy Industries, Ltd.	39,000	250,976
Sumitomo Metal Mining Co., Ltd.	40,000	515,541
Sumitomo Mitsui Financial Group, Inc.	106,500	4,045,729
Sumitomo Mitsui Trust Holdings, Inc.	26,526	944,413
Sumitomo Realty & Development Co., Ltd.	28,000	743,484
Sumitomo Rubber Industries, Ltd.	12,500	198,142
Sundrug Co., Ltd.	3,000	207,720
Suntory Beverage & Food, Ltd.	10,400	431,119
Suruga Bank, Ltd.	13,000	290,010
Suzuken Co., Ltd.	5,800	189,576
Suzuki Motor Corp.	26,200	921,588
Sysmex Corp.	12,200	706,649
T&D Holdings, Inc.	49,200	649,204
Taiheiyo Cement Corp.	82,000	259,288
Taisei Corp.	80,000	560,328
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	249,014
Takashimaya Co., Ltd.	19,000	156,743

Japan—(Continued)
Takeda Pharmaceutical Co., Ltd.	56,400	2,334,128
TDK Corp.	10,500	721,469
Teijin, Ltd.	13,200	267,468
Terumo Corp.	27,200	1,004,162
THK Co., Ltd.	7,700	170,062
Tobu Railway Co., Ltd.	73,000	362,514
Toho Co., Ltd.	8,500	240,713
Toho Gas Co., Ltd.	31,000	252,285
Tohoku Electric Power Co., Inc.	39,800	503,230
Tokio Marine Holdings, Inc.	53,500	2,192,144
Tokyo Electric Power Co. Holdings, Inc. (b)	124,100	501,193
Tokyo Electron, Ltd.	13,500	1,275,380
Tokyo Gas Co., Ltd.	162,000	732,808
Tokyo Tatemono Co., Ltd.	14,500	193,876
Tokyu Corp.	96,000	705,768
Tokyu Fudosan Holdings Corp.	37,000	218,422
TonenGeneral Sekiyu KK	18,000	189,817
Toppan Printing Co., Ltd.	41,000	391,544
Toray Industries, Inc.	126,000	1,020,489
Toshiba Corp. (b)	313,000	757,779
TOTO, Ltd.	10,400	411,278
Toyo Seikan Group Holdings, Ltd.	17,200	320,962
Toyo Suisan Kaisha, Ltd.	6,000	217,469
Toyota Industries Corp.	12,600	599,629
Toyota Motor Corp.	213,700	12,501,363
Toyota Tsusho Corp.	15,500	403,570
Trend Micro, Inc.	10,400	369,583
Tsuruha Holdings, Inc.	2,900	275,042
Unicharm Corp.	33,200	726,576
United Urban Investment Corp. (REIT)	266	405,662
USS Co., Ltd.	16,600	264,445
West Japan Railway Co.	13,700	841,256
Yahoo Japan Corp.	132,900	511,064
Yakult Honsha Co., Ltd.	6,300	292,276
Yamada Denki Co., Ltd.	55,900	301,280
Yamaguchi Financial Group, Inc.	15,000	163,328
Yamaha Corp.	15,800	482,514
Yamaha Motor Co., Ltd. (a)	23,700	521,057
Yamato Holdings Co., Ltd.	27,000	548,464
Yamazaki Baking Co., Ltd.	9,000	174,061
Yaskawa Electric Corp.	18,000	279,778
Yokogawa Electric Corp.	16,300	235,846
Yokohama Rubber Co., Ltd. (The)	9,200	164,342

		235,263,308

Luxembourg—0.2%
ArcelorMittal (b)	145,609	1,075,676
Eurofins Scientific SE	878	374,791
RTL Group S.A. (b)	2,700	198,293
Tenaris S.A.	43,902	784,130

		2,432,890

Netherlands—3.2%
ABN AMRO Group NV	22,595	501,479
Aegon NV	144,233	794,729
AerCap Holdings NV (b)	13,600	565,896

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Airbus Group SE	46,190	$3,054,555
Akzo Nobel NV	19,973	1,249,831
Altice NV - Class A (a) (b)	27,259	540,261
Altice NV - Class B (b)	8,752	174,395
ASML Holding NV	29,205	3,278,762
Boskalis Westminster	6,294	218,693
CNH Industrial NV	78,026	679,739
EXOR NV	10,723	463,366
Ferrari NV	9,578	558,346
Gemalto NV	7,697	445,286
Heineken Holding NV	8,233	573,633
Heineken NV	17,749	1,332,110
ING Groep NV	310,514	4,378,555
Koninklijke Ahold Delhaize NV	106,335	2,242,581
Koninklijke DSM NV	13,712	822,524
Koninklijke KPN NV	263,537	781,948
Koninklijke Philips NV	74,893	2,287,368
Koninklijke Vopak NV	7,217	341,137
NN Group NV	24,394	827,695
NXP Semiconductors NV (b)	23,300	2,283,633
QIAGEN NV (b)	15,750	442,753
Randstad Holding NV	9,402	510,252
RELX NV	78,420	1,320,830
STMicroelectronics NV	44,693	507,738
Wolters Kluwer NV	26,213	949,850

		32,127,945

New Zealand—0.2%
Auckland International Airport, Ltd.	99,212	431,528
Contact Energy, Ltd.	58,969	191,156
Fletcher Building, Ltd.	56,031	413,110
Meridian Energy, Ltd.	124,449	225,134
Ryman Healthcare, Ltd.	29,900	169,324
Spark New Zealand, Ltd.	153,824	365,060

		1,795,312

Norway—0.6%
DNB ASA	81,386	1,214,242
Gjensidige Forsikring ASA	14,357	228,528
Marine Harvest ASA (b)	30,284	547,855
Norsk Hydro ASA	110,802	530,626
Orkla ASA	68,492	621,660
Schibsted ASA - B Shares	6,744	143,384
Statoil ASA	87,269	1,595,264
Telenor ASA	58,784	879,261
Yara International ASA	15,820	624,964

		6,385,784

Portugal—0.1%
Banco Espirito Santo S.A. (b) (c) (d)	199,038	0
EDP - Energias de Portugal S.A.	185,244	565,253
Galp Energia SGPS S.A.	40,100	597,279
Jeronimo Martins SGPS S.A.	22,596	351,200

		1,513,732

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	215,000	336,744
CapitaLand Commercial Trust (REIT)	143,000	145,682
CapitaLand Mall Trust (REIT)	240,200	312,162
CapitaLand, Ltd.	227,200	473,068
City Developments, Ltd.	34,000	194,130
ComfortDelGro Corp., Ltd.	153,000	260,522
DBS Group Holdings, Ltd.	141,667	1,694,229
Genting Singapore plc	418,200	260,538
Global Logistic Properties, Ltd.	184,100	279,563
Golden Agri-Resources, Ltd.	605,100	179,145
Hutchison Port Holdings Trust - Class U	538,000	233,955
Jardine Cycle & Carriage, Ltd.	8,888	252,185
Keppel Corp., Ltd.	128,900	513,419
Oversea-Chinese Banking Corp., Ltd.	247,264	1,520,833
SATS, Ltd.	56,300	188,547
Sembcorp Industries, Ltd.	71,000	139,608
Singapore Airlines, Ltd.	51,440	343,433
Singapore Exchange, Ltd.	80,900	400,753
Singapore Press Holdings, Ltd.	153,050	373,094
Singapore Technologies Engineering, Ltd.	130,000	289,262
Singapore Telecommunications, Ltd.	628,020	1,579,853
Suntec Real Estate Investment Trust (REIT)	179,000	203,452
United Overseas Bank, Ltd.	105,192	1,479,770
UOL Group, Ltd.	33,000	136,261
Wilmar International, Ltd.	159,200	393,738

		12,183,946

Spain—3.0%
Abertis Infraestructuras S.A.	51,494	721,904
ACS Actividades de Construccion y Servicios S.A.	14,558	459,857
Aena S.A.	5,774	789,332
Amadeus IT Group S.A.	36,080	1,642,358
Banco Bilbao Vizcaya Argentaria S.A.	528,740	3,574,163
Banco de Sabadell S.A.	465,409	649,139
Banco Popular Espanol S.A. (a)	253,956	245,757
Banco Santander S.A.	1,167,905	6,108,897
Bankia S.A.	323,299	330,951
Bankinter S.A.	48,939	379,768
CaixaBank S.A.	268,510	888,772
Distribuidora Internacional de Alimentacion S.A.	40,490	199,153
Enagas S.A.	17,953	456,528
Endesa S.A.	23,384	496,128
Ferrovial S.A.	38,372	687,630
Gas Natural SDG S.A.	31,745	599,221
Grifols S.A.	23,842	474,662
Iberdrola S.A.	433,124	2,845,880
Industria de Diseno Textil S.A.	89,257	3,052,015
International Consolidated Airlines Group S.A. - Class DI	69,940	378,158
Mapfre S.A.	74,474	227,712
Red Electrica Corp. S.A.	36,520	690,007
Repsol S.A.	87,827	1,237,793
Telefonica S.A.	373,718	3,472,404

		30,608,189

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—2.7%
Alfa Laval AB	20,852	$345,453
Assa Abloy AB - Class B	80,175	1,491,502
Atlas Copco AB - A Shares	53,715	1,637,475
Atlas Copco AB - B Shares	32,703	892,641
Boliden AB	20,002	522,567
Electrolux AB - Series B	17,118	426,234
Getinge AB - B Shares	19,011	305,380
Hennes & Mauritz AB - B Shares	74,424	2,071,908
Hexagon AB - B Shares	19,206	686,871
Husqvarna AB - B Shares	25,677	199,945
ICA Gruppen AB	5,619	171,633
Industrivarden AB - C Shares	16,050	299,967
Investor AB - B Shares	35,158	1,317,606
Kinnevik AB - Class B	21,519	517,038
L E Lundbergforetagen AB - B Shares	3,045	187,184
Lundin Petroleum AB (b)	16,017	348,209
Millicom International Cellular S.A.	5,384	230,625
Nordea Bank AB	237,519	2,648,152
Sandvik AB	84,986	1,052,161
Securitas AB - B Shares (a)	21,462	338,501
Skandinaviska Enskilda Banken AB - Class A	125,966	1,324,731
Skanska AB - B Shares	30,119	711,895
SKF AB - B Shares	32,785	603,508
Svenska Cellulosa AB SCA - Class B	51,018	1,442,685
Svenska Handelsbanken AB - A Shares	123,478	1,720,537
Swedbank AB - A Shares	75,029	1,818,587
Swedish Match AB	14,499	461,959
Tele2 AB - B Shares	23,661	190,206
Telefonaktiebolaget LM Ericsson - B Shares	245,096	1,432,898
Telia Co. AB	219,400	885,155
Volvo AB - B Shares	126,102	1,473,566

		27,756,779

Switzerland—8.7%
ABB, Ltd. (b)	149,315	3,149,316
Actelion, Ltd. (b)	8,051	1,743,545
Adecco Group AG	12,943	846,663
Aryzta AG (b)	7,132	314,636
Baloise Holding AG	4,297	541,369
Barry Callebaut AG (b)	132	161,857
Chocoladefabriken Lindt & Spruengli AG	9	547,700
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	420,331
Cie Financiere Richemont S.A.	40,858	2,710,473
Coca-Cola HBC AG (b)	13,800	301,585
Credit Suisse Group AG (b)	159,081	2,275,879
Dufry AG (b)	3,625	452,865
EMS-Chemie Holding AG	579	294,752
Galenica AG	295	332,795
Geberit AG	3,038	1,218,118
Givaudan S.A.	717	1,316,087
Glencore plc (b)	976,977	3,292,371
Julius Baer Group, Ltd. (b)	17,027	757,408
Kuehne & Nagel International AG	4,135	546,942
LafargeHolcim, Ltd. (b)	35,455	1,866,045
Lonza Group AG (b)	4,579	793,153

Switzerland—(Continued)
Nestle S.A.	249,363	17,920,149
Novartis AG	179,478	13,080,035
Pargesa Holding S.A.	3,763	245,512
Partners Group Holding AG	1,388	650,838
Roche Holding AG	56,166	12,822,157
Schindler Holding AG	1,428	249,918
Schindler Holding AG (Participation Certificate)	3,216	567,402
SGS S.A.	429	872,874
Sika AG	170	818,163
Sonova Holding AG	4,058	491,923
Swatch Group AG (The)	5,039	308,562
Swatch Group AG (The) - Bearer Shares (a)	2,384	742,678
Swiss Life Holding AG (b)	2,458	696,796
Swiss Prime Site AG (b)	6,356	521,155
Swiss Re AG	26,071	2,474,730
Swisscom AG	2,156	965,837
Syngenta AG	7,276	2,880,861
UBS Group AG	294,259	4,615,443
Zurich Insurance Group AG (b)	12,336	3,394,725

		88,203,648

United Kingdom—16.9%
3i Group plc	83,477	727,077
Aberdeen Asset Management plc	62,282	198,458
Admiral Group plc	16,009	359,932
Anglo American plc (b)	114,075	1,604,203
Antofagasta plc	26,957	222,537
Ashtead Group plc	37,846	735,147
Associated British Foods plc	27,546	933,410
AstraZeneca plc	101,128	5,498,966
Auto Trader Group plc	75,401	380,653
Aviva plc	331,823	1,985,244
Babcock International Group plc	22,688	266,871
BAE Systems plc	259,623	1,890,400
Barclays plc	1,358,982	3,742,926
Barratt Developments plc	88,548	505,085
Berkeley Group Holdings plc	10,289	356,586
BP plc	1,498,691	9,336,660
British American Tobacco plc	149,122	8,489,311
British Land Co. plc (The) (REIT)	73,348	569,840
BT Group plc	669,710	3,040,674
Bunzl plc	27,344	709,462
Burberry Group plc	32,742	605,114
Capita plc	56,282	369,441
Carnival plc	15,318	778,122
Centrica plc	433,996	1,253,667
Cobham plc	148,611	300,269
Coca-Cola European Partners plc	17,100	540,622
Compass Group plc	136,155	2,516,270
Croda International plc	12,193	479,585
Diageo plc	202,310	5,247,783
Direct Line Insurance Group plc	120,497	547,925
Dixons Carphone plc	87,082	380,642
easyJet plc	10,815	134,120
Fiat Chrysler Automobiles NV	70,787	644,257
Fresnillo plc	22,254	331,353

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
G4S plc	145,464	$422,072
GKN plc	126,099	515,043
GlaxoSmithKline plc	389,565	7,459,203
Hammerson plc (REIT)	74,953	529,484
Hargreaves Lansdown plc	23,808	356,327
Hikma Pharmaceuticals plc	11,370	264,433
HSBC Holdings plc	1,592,402	12,909,520
IMI plc	20,055	256,426
Imperial Brands plc	77,211	3,367,669
Inmarsat plc	33,445	309,319
InterContinental Hotels Group plc	15,517	694,297
Intertek Group plc	14,174	606,323
Intu Properties plc (REIT)	92,411	321,863
Investec plc	52,596	348,672
J Sainsbury plc	120,106	368,963
Johnson Matthey plc	15,590	610,772
Kingfisher plc	189,541	818,386
Land Securities Group plc (REIT)	69,232	916,971
Legal & General Group plc	465,307	1,420,958
Lloyds Banking Group plc	5,267,223	4,061,339
London Stock Exchange Group plc	25,259	909,929
Marks & Spencer Group plc	137,472	593,466
Mediclinic International plc	30,600	289,939
Meggitt plc	55,862	316,292
Merlin Entertainments plc	52,353	290,041
Mondi plc	27,093	555,091
National Grid plc	299,625	3,513,455
NEX Group plc	30,684	176,114
Next plc	11,803	724,279
Old Mutual plc	378,865	963,654
Pearson plc	63,486	638,804
Persimmon plc	22,805	498,940
Petrofac, Ltd.	17,337	185,766
Provident Financial plc	11,099	391,239
Prudential plc	205,782	4,115,381
Randgold Resources, Ltd.	8,250	632,514
Reckitt Benckiser Group plc	50,862	4,310,920
RELX plc	85,441	1,523,498
Rio Tinto plc	100,627	3,842,044
Rolls-Royce Holdings plc (b)	152,053	1,253,759
Royal Bank of Scotland Group plc (b)	315,947	874,923
Royal Dutch Shell plc - A Shares	346,614	9,576,031
Royal Dutch Shell plc - B Shares	299,606	8,572,045
Royal Mail plc	67,965	387,727
RSA Insurance Group plc	93,305	674,726
Sage Group plc (The)	93,810	756,365
Schroders plc	10,735	396,994
Segro plc (REIT)	61,844	350,909
Severn Trent plc	20,415	560,030
Sky plc	81,836	998,254
Smith & Nephew plc	70,070	1,046,701
Smiths Group plc	31,976	556,927
SSE plc	80,939	1,551,332
St. James’s Place plc	38,927	485,464
Standard Chartered plc (b)	260,617	2,140,179

United Kingdom—(Continued)
Standard Life plc	166,532	$761,283
Tate & Lyle plc	33,576	293,189
Taylor Wimpey plc	240,026	451,970
Tesco plc (b)	671,221	1,713,087
TP ICAP plc	25,074	134,105
Travis Perkins plc	20,832	373,325
Unilever NV	130,477	5,373,249
Unilever plc	103,156	4,183,676
United Utilities Group plc	57,234	635,836
Vodafone Group plc	2,124,260	5,238,342
Weir Group plc (The)	17,104	397,326
Whitbread plc	14,502	675,894
William Hill plc	82,380	294,389
WM Morrison Supermarkets plc	166,578	474,479
Wolseley plc	20,872	1,278,520
Worldpay Group plc	144,225	479,568
WPP plc	101,031	2,264,574

		171,917,196

United States—0.1%
Mobileye NV (b)	14,200	541,304

Total Common Stocks (Cost $928,632,393)		970,397,543

Mutual Fund—2.2%

United States—2.2%
iShares MSCI EAFE ETF (a) (e) (Cost $22,255,545)	389,000	22,456,970

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	275,213
FUCHS Petrolub SE	4,900	206,166
Henkel AG & Co. KGaA	13,964	1,668,618
Porsche Automobil Holding SE	11,870	646,558
Schaeffler AG	13,141	194,337
Volkswagen AG	15,111	2,121,308

Total Preferred Stocks (Cost $4,157,085)		5,112,200

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/12/17 (b) (Cost $30,627)	87,827	32,608

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

Short-Term Investments—1.9%

Security Description	Principal Amount*	Value

Discount Notes—0.4%
Federal Home Loan Bank 0.794%, 03/17/17 (f)	325,000	$324,657
0.836%, 02/27/17 (f)	375,000	374,714
0.969%, 03/24/17 (f)	2,200,000	2,197,457
1.167%, 01/25/17 (f)	725,000	724,832
1.704%, 01/04/17 (f)	300,000	299,997
2.367%, 01/06/17 (f)	150,000	149,995

		4,071,652

U.S. Treasury—1.5%
U.S. Treasury Bills 0.327%, 01/05/17 (f)	1,875,000	1,874,962
0.738%, 04/27/17 (f)	3,675,000	3,668,628
0.815%, 02/16/17 (f)	600,000	599,677
0.862%, 03/16/17 (f)	6,175,000	6,168,825
1.091%, 01/26/17 (f)	2,550,000	2,549,314

		14,861,406

Total Short-Term Investments (Cost $18,935,323)		18,933,058

Securities Lending Reinvestments(g)—1.3%

Repurchase Agreements—1.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/30/16 at 0.450% to be repurchased at $1,844,235 on 01/03/17, collateralized by $3,691,516 U.S. Treasury Strip Obligations with zero coupon, maturity dates ranging from 02/15/17 - 11/15/46, with a value of $1,881,027.	1,844,143	1,844,143
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,000,106 on 01/03/17, collateralized by $1,020,900 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,020,006.	1,000,000	1,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $1,250,627 on 01/03/17, collateralized by various Common Stock with a value of $1,389,444.	1,250,000	1,250,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $2,847,212 on 01/03/17, collateralized by $14,651,559 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $2,904,007.	2,847,066	2,847,066

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $4,001,467 on 01/06/17, collateralized by $3,957,421 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $4,082,067.	4,000,000	4,000,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $1,000,067 on 01/03/17, collateralized by $1,795,764 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $1,020,000.	1,000,000	1,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $1,000,076 on 01/03/17, collateralized by $1,467,364 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $1,020,000.	1,000,000	1,000,000

		12,941,209

Total Securities Lending Reinvestments (Cost $12,941,209)		12,941,209

Total Investments—101.2% (Cost $986,952,182) (h)		1,029,873,588
Other assets and liabilities (net)—(1.2)%		(12,177,450)

Net Assets—100.0%		$1,017,696,138

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $12,544,325 and the collateral received consisted of cash in the amount of $12,941,209. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $2,309,200.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $999,676,025. The aggregate unrealized appreciation and depreciation of investments were $188,097,640 and $(157,900,077), respectively, resulting in net unrealized appreciation of $30,197,563 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2016 (Unaudited)	% of Net Assets
Banks	12.0
Pharmaceuticals	7.5
Insurance	5.3
Oil, Gas & Consumable Fuels	5.0
Automobiles	3.8
Chemicals	3.7
Food Products	3.0
Metals & Mining	2.7
Diversified Telecommunication Services	2.7
Machinery	2.4

Futures Contracts

Futures Contracts – Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	03/17/17	216	USD	18,209,238	$(112,758)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2016

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$74,379,090	$—	$74,379,090
Austria	—	1,928,697	—	1,928,697
Belgium	—	11,471,546	—	11,471,546
Denmark	—	16,052,082	—	16,052,082
Finland	—	9,506,720	—	9,506,720
France	—	94,441,501	—	94,441,501
Germany	—	85,714,571	—	85,714,571
Hong Kong	254,400	31,260,860	—	31,515,260
Ireland	—	11,307,732	—	11,307,732
Israel	3,535,001	2,592,732	—	6,127,733
Italy	—	17,222,578	—	17,222,578
Japan	—	235,263,308	—	235,263,308
Luxembourg	—	2,432,890	—	2,432,890
Netherlands	2,849,529	29,278,416	—	32,127,945
New Zealand	—	1,795,312	—	1,795,312
Norway	—	6,385,784	—	6,385,784
Portugal	—	1,513,732	0	1,513,732
Singapore	—	12,183,946	—	12,183,946
Spain	—	30,608,189	—	30,608,189
Sweden	—	27,756,779	—	27,756,779
Switzerland	—	88,203,648	—	88,203,648
United Kingdom	176,114	171,741,082	—	171,917,196
United States	541,304	—	—	541,304
Total Common Stocks	7,356,348	963,041,195	0	970,397,543
Total Mutual Fund*	22,456,970	—	—	22,456,970
Total Preferred Stocks*	—	5,112,200	—	5,112,200
Total Rights*	32,608	—	—	32,608
Short-Term Investments
Discount Notes	—	4,071,652	—	4,071,652
U.S. Treasury	—	14,861,406	—	14,861,406
Total Short-Term Investments	—	18,933,058	—	18,933,058
Total Securities Lending Reinvestments*	—	12,941,209	—	12,941,209
Total Investments	$29,845,926	$1,000,027,662	$0	$1,029,873,588

Collateral for Securities Loaned (Liability)	$—	$(12,941,209)	$—	$(12,941,209)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(112,758)	$—	$—	$(112,758)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $978,286 were due to the application of a systematic fair valuation model factor.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,029,873,588
Cash	9,116
Cash denominated in foreign currencies (c)	88,219
Receivable for:
Investments sold	117,604
Fund shares sold	3,008,668
Dividends	2,425,693
Variation margin on futures contracts	57,240
Prepaid expenses	2,855

Total Assets	1,035,582,983
Liabilities
Collateral for securities loaned	12,941,209
Payables for:
Investments purchased	3,867,390
Fund shares redeemed	195,713
Accrued Expenses:
Management fees	253,625
Distribution and service fees	110,344
Deferred trustees’ fees	93,196
Other expenses	425,368

Total Liabilities	17,886,845

Net Assets	$1,017,696,138

Net Assets Consist of:
Paid in surplus	$997,439,023
Undistributed net investment income	20,805,946
Accumulated net realized loss	(43,257,231)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	42,708,400

Net Assets	$1,017,696,138

Net Assets
Class A	$498,718,278
Class B	390,733,362
Class E	29,601,498
Class G	98,643,000
Capital Shares Outstanding*
Class A	41,675,507
Class B	33,305,221
Class E	2,486,809
Class G	8,458,168
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.97
Class B	11.73
Class E	11.90
Class G	11.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $986,952,182.
(b)	Includes securities loaned at value of $12,544,325.
(c)	Identified cost of cash denominated in foreign currencies was $87,428.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$31,680,152
Interest	58,152
Securities lending income	658,878
Other income (b)	444,005

Total investment income	32,841,187
Expenses
Management fees	2,975,114
Administration fees	32,332
Custodian and accounting fees	274,533
Distribution and service fees—Class B	966,417
Distribution and service fees—Class E	44,661
Distribution and service fees—Class G	285,938
Audit and tax services	44,040
Legal	33,031
Trustees’ fees and expenses	45,248
Shareholder reporting	164,034
Insurance	6,731
Miscellaneous	192,488

Total expenses	5,064,567
Less management fee waiver	(25,218)

Net expenses	5,039,349

Net Investment Income	27,801,838

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,530,528
Futures contracts	278,202
Foreign currency transactions	(513,952)

Net realized gain	1,294,778

Net change in unrealized depreciation on:
Investments	(13,374,000)
Futures contracts	(7,683)
Foreign currency transactions	(15,552)

Net change in unrealized depreciation	(13,397,235)

Net realized and unrealized loss	(12,102,457)

Net Increase in Net Assets From Operations	$15,699,381

(a)	Net of foreign withholding taxes of $2,702,922.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,801,838	$24,846,819
Net realized gain (loss)	1,294,778	(6,126,582)
Net change in unrealized depreciation	(13,397,235)	(29,385,462)

Increase (decrease) in net assets from operations	15,699,381	(10,665,225)

From Distributions to Shareholders
Net investment income
Class A	(12,581,615)	(14,562,770)
Class B	(9,346,457)	(12,357,853)
Class E	(740,137)	(1,026,590)
Class G	(2,272,642)	(3,019,719)

Total distributions	(24,940,851)	(30,966,932)

Increase in net assets from capital share transactions	43,616,044	64,623,279

Total increase in net assets	34,374,574	22,991,122
Net Assets
Beginning of period	983,321,564	960,330,442

End of period	$1,017,696,138	$983,321,564

Undistributed net investment income
End of period	$20,805,946	$18,316,673

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	5,749,280	$65,578,434	6,272,137	$79,515,163
Reinvestments	1,120,357	12,581,615	1,108,278	14,562,770
Redemptions	(3,480,264)	(41,023,397)	(3,046,693)	(39,870,679)

Net increase	3,389,373	$37,136,652	4,333,722	$54,207,254

Class B
Sales	2,296,371	$26,002,064	2,583,811	$31,901,634
Reinvestments	848,135	9,346,457	957,973	12,357,853
Redemptions	(2,928,273)	(34,015,204)	(3,059,588)	(39,653,025)

Net increase	216,233	$1,333,317	482,196	$4,606,462

Class E
Sales	105,785	$1,216,258	156,699	$1,969,785
Reinvestments	66,202	740,137	78,486	1,026,590
Redemptions	(278,954)	(3,258,030)	(364,841)	(4,779,099)

Net decrease	(106,967)	$(1,301,635)	(129,656)	$(1,782,724)

Class G
Sales	1,362,232	$15,441,431	2,300,480	$29,415,668
Reinvestments	207,358	2,272,642	235,364	3,019,719
Redemptions	(978,555)	(11,266,363)	(2,007,117)	(24,843,100)

Net increase	591,035	$6,447,710	528,727	$7,592,287

Increase derived from capital shares transactions		$43,616,044		$64,623,279

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.14	$12.67	$13.83	$11.72	$10.22

Income (Loss) from Investment Operations
Net investment income (a)	0.34 (b)	0.34	0.45	0.35	0.35
Net realized and unrealized gain (loss) on investments	(0.20)	(0.45)	(1.26)	2.15	1.49

Total from investment operations	0.14	(0.11)	(0.81)	2.50	1.84

Less Distributions
Distributions from net investment income	(0.31)	(0.42)	(0.35)	(0.39)	(0.34)

Total distributions	(0.31)	(0.42)	(0.35)	(0.39)	(0.34)

Net Asset Value, End of Period	$11.97	$12.14	$12.67	$13.83	$11.72

Total Return (%) (c)	1.34	(1.09)	(6.00)	21.86	18.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.40	0.40	0.40	0.41
Net ratio of expenses to average net assets (%) (d)	0.38	0.40	0.40	0.40	0.40
Ratio of net investment income to average net assets (%)	2.93 (b)	2.59	3.34	2.76	3.25
Portfolio turnover rate (%)	12	9	9	10	8
Net assets, end of period (in millions)	$498.7	$464.9	$430.0	$394.5	$297.7

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.91	$12.43	$13.58	$11.52	$10.05

Income (Loss) from Investment Operations
Net investment income (a)	0.31 (b)	0.30	0.42	0.31	0.32
Net realized and unrealized gain (loss) on investments	(0.21)	(0.43)	(1.25)	2.11	1.46

Total from investment operations	0.10	(0.13)	(0.83)	2.42	1.78

Less Distributions
Distributions from net investment income	(0.28)	(0.39)	(0.32)	(0.36)	(0.31)

Total distributions	(0.28)	(0.39)	(0.32)	(0.36)	(0.31)

Net Asset Value, End of Period	$11.73	$11.91	$12.43	$13.58	$11.52

Total Return (%) (c)	1.00	(1.28)	(6.27)	21.52	18.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.65	0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (d)	0.63	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	2.69 (b)	2.37	3.14	2.55	2.99
Portfolio turnover rate (%)	12	9	9	10	8
Net assets, end of period (in millions)	$390.7	$394.0	$405.3	$422.9	$375.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.08	$12.60	$13.75	$11.66	$10.17

Income (Loss) from Investment Operations
Net investment income (a)	0.33 (b)	0.32	0.44	0.33	0.33
Net realized and unrealized gain (loss) on investments	(0.22)	(0.44)	(1.26)	2.13	1.48

Total from investment operations	0.11	(0.12)	(0.82)	2.46	1.81

Less Distributions
Distributions from net investment income	(0.29)	(0.40)	(0.33)	(0.37)	(0.32)

Total distributions	(0.29)	(0.40)	(0.33)	(0.37)	(0.32)

Net Asset Value, End of Period	$11.90	$12.08	$12.60	$13.75	$11.66

Total Return (%) (c)	1.08	(1.18)	(6.11)	21.62	18.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.55	0.55	0.55	0.56
Net ratio of expenses to average net assets (%) (d)	0.53	0.55	0.55	0.55	0.55
Ratio of net investment income to average net assets (%)	2.80 (b)	2.48	3.26	2.66	3.11
Portfolio turnover rate (%)	12	9	9	10	8
Net assets, end of period (in millions)	$29.6	$31.3	$34.3	$38.9	$37.0

	Class G
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.84	$12.36	$13.51	$11.47	$10.01

Income (Loss) from Investment Operations
Net investment income (a)	0.30 (b)	0.29	0.41	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.20)	(0.42)	(1.25)	2.09	1.46

Total from investment operations	0.10	(0.13)	(0.84)	2.40	1.77

Less Distributions
Distributions from net investment income	(0.28)	(0.39)	(0.31)	(0.36)	(0.31)

Total distributions	(0.28)	(0.39)	(0.31)	(0.36)	(0.31)

Net Asset Value, End of Period	$11.66	$11.84	$12.36	$13.51	$11.47

Total Return (%) (c)	0.97	(1.31)	(6.33)	21.44	17.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.70	0.70	0.70	0.71
Net ratio of expenses to average net assets (%) (d)	0.68	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.63 (b)	2.32	3.10	2.49	2.94
Portfolio turnover rate (%)	12	9	9	10	8
Net assets, end of period (in millions)	$98.6	$93.1	$90.7	$99.3	$69.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,941,209. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(5,628,150)	$—	$—	$—	$(5,628,150)
Mutual Funds	(7,313,059)	—	—	—	(7,313,059)
Total	$(12,941,209)	$—	$—	$—	$(12,941,209)
Total Borrowings	$(12,941,209)	$—	$—	$—	$(12,941,209)
Gross amount of recognized liabilities for securities lending transactions					$(12,941,209)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	112,758

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$278,202

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(7,683)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,875

‡	Averages are based on activity levels during the year.

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$166,738,588	$0	$115,621,484

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $2,975,114.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $444,162.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$24,940,851	$30,966,932	$—	$—	$24,940,851	$30,966,932

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,503,271	$—	$30,097,317	$(26,531,041)	$(11,719,235)	$20,350,312

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the post-enactment accumulated short-term capital losses were $2,156,264, the post-enactment accumulated long-term capital losses were $9,562,971 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$23,421,712	$3,109,329	$26,531,041

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-26

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MSCI EAFE Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MSCI EAFE Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI EAFE Index Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-27

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-28

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-29

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-31

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-32

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2016. The Board also noted that the Portfolio outperformed its Lipper Index for the three-year period ended June 30, 2016 and underperformed its Lipper Index for the one- and five-year periods ended June 30, 2016. The Board took into account that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2016 and underperformed its benchmark for the three- and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-33

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-34

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-35

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-36

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MSF-37

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MSF-38

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 18.68%, 18.39%, and 18.54%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 31.74%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market was volatile at times, but ultimately generated strong results during the reporting period. The year started off on a weak note due to concerns over moderating growth in China and falling oil prices. After a small decline in February the market then posted positive returns over the next seven months. This turnaround was triggered by improved investor risk appetite given generally positive economic data, continued Federal Reserve policy accommodation, and rising oil prices. After a brief setback in October, stocks rallied sharply over the last two months of the year given optimism for improving economic growth in the Trump administration. The overall U.S. stock market, as measured by the S&P 500 Index, gained 11.96% for the 12 months ended December 31, 2016. Small-cap stocks generated outstanding results in 2016, as the Russell 2000 Index gained 21.31%. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned 11.32% and 31.74%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Value Index during the reporting period. Stock selection drove the Portfolio’s underperformance. Sector allocation was also a headwind for results, albeit to a lesser extent. As we’ve seen in the past, when expectations for improving economic growth occurs, investors tend to shift their emphasis to more cyclical and speculative small-cap stocks. This proved to be the case during the 2016 calendar year. While the Portfolio generated a strong absolute return for the period, this environment was a headwind for its relative results, as we emphasize higher quality, less economically sensitive businesses with the ability to consistently generate free cash flow.

Within the Portfolio, relative performance was the weakest in the Information Technology, Materials, and Consumer Staples sectors. Within these sectors, the most cyclical and speculative industries drove the benchmark’s performance and the Portfolio’s lack of or limited exposure to these types of securities resulted in relative underperformance. Stock selection was not negative in every sector, as the Portfolio’s holdings in the Consumer Discretionary and Health Care sectors outperformed those of the benchmark.

A number of individual holdings were negative for performance due to company-specific issues. These included Tyler Technologies, Inc., Manhattan Associates, Inc., and Gray Television, Inc. Tyler Technologies provides software and services for local governments throughout the U.S. The company recently reported solid results from both its core business and the acquired New World business, as well as provided guidance that implied a solid demand outlook. However, the results were not enough to satisfy the lofty expectations reflected in the stock’s multiple. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. While it recently reported solid results, concern regarding the health of its retail customers weighed heavily on the company’s shares. Prior to 2016, both Manhattan Associates and Tyler Technologies had been very strong performers in the Portfolio. Gray Television is a local television broadcaster with operations in small markets throughout the U.S. The company announced disappointing political advertising results due to a combination of lower spending from the Trump camp and a lack of exposure to contested gubernatorial markets.

Examples of individual stocks that produced strong returns included West Pharmaceutical Services, Inc., IDEXX Laboratories, Inc., and Nordson Corp. West Pharmaceutical Services is a dominant supplier of drug containment devices for injectable drugs. The stock performed well during the year in response to consistently better than expected operating results. The company also raised guidance, supported by strong industry demand for its products. IDEXX Laboratories provides diagnostic, detection, and information systems for veterinary testing applications and operates a network of veterinary reference laboratories. During the period, the company reported solid results and reaffirmed guidance. Nordson is a critical component supplier of precision dispensing systems used in applying adhesives, sealants, coatings, and surface treatment for industrial, consumer, and technology markets. Its strong returns are supported by intellectual property, scale, a global installed base and service capabilities. The company’s shares outperformed in 2016 on better than expected earnings as fundamentals (both internal execution and end demand) inflected to the upside, particularly led by new applications in adjacent markets, opportunities to displace legacy technology, and shorten customer’s product upgrade cycle.

Sector allocation also detracted from performance during the reporting period. An overweight to the Health Care sector was the largest negative for relative returns. Within the Financials sector, an underweight to banks was a drag on relative results.

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the year. In addition, toward the end of the period we modestly increased the Portfolio’s exposure to interest rate sensitive companies, such as commercial banks. These purchases were funded by selling certain positions in companies with less compelling fundamentals. At year end, we continued to look to maintain a diversified portfolio that emphasizes companies that consistently generate solid free cash flow, are profitable, and maintain conservative balance sheets. In addition, the Portfolio’s holdings in companies with below average leverage or net cash balance sheets should be relative winners in a rising rate environment.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	18.68	12.72	4.65
Class B	18.39	12.44	4.39
Class E	18.54	12.56	4.49
Russell 2000 Value Index	31.74	15.07	6.26

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
West Pharmaceutical Services, Inc.	2.2
Pool Corp.	2.0
Sensient Technologies Corp.	1.9
Bank of Hawaii Corp.	1.8
Church & Dwight Co., Inc.	1.8
IDEXX Laboratories, Inc.	1.5
Littelfuse, Inc.	1.5
Rollins, Inc.	1.5
Manhattan Associates, Inc.	1.5
Bank of the Ozarks, Inc.	1.5

Top Sectors

% of Net Assets
Industrials	21.1
Information Technology	18.1
Financials	17.4
Health Care	13.6
Consumer Discretionary	11.6
Materials	8.4
Consumer Staples	6.1
Energy	2.6

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.84%	$1,000.00	$1,120.50	$4.48
	Hypothetical*	0.84%	$1,000.00	$1,020.91	$4.27

Class B(a)	Actual	1.09%	$1,000.00	$1,118.60	$5.80
	Hypothetical*	1.09%	$1,000.00	$1,019.66	$5.53

Class E(a)	Actual	0.99%	$1,000.00	$1,119.10	$5.27
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Astronics Corp. (a)	141,697	$4,795,026

Air Freight & Logistics—0.6%
Forward Air Corp.	148,426	7,032,424

Airlines—0.6%
Allegiant Travel Co.	42,800	7,121,920

Auto Components—1.6%
Gentex Corp.	257,250	5,065,253
LCI Industries	130,400	14,050,600

		19,115,853

Automobiles—0.2%
Thor Industries, Inc.	28,000	2,801,400

Banks—13.6%
Bank of Hawaii Corp.	246,550	21,866,519
Bank of the Ozarks, Inc.	346,776	18,236,950
BankUnited, Inc.	330,750	12,465,968
BOK Financial Corp.	151,032	12,541,697
Columbia Banking System, Inc.	51,100	2,283,148
Community Bank System, Inc.	177,837	10,988,548
Cullen/Frost Bankers, Inc.	183,798	16,216,498
CVB Financial Corp.	675,300	15,484,629
First Financial Bankshares, Inc.	337,560	15,257,712
First Hawaiian, Inc.	26,000	905,320
FNB Corp.	698,898	11,203,335
Glacier Bancorp, Inc.	42,200	1,528,906
LegacyTexas Financial Group, Inc.	265,850	11,447,501
PacWest Bancorp	210,078	11,436,646

		161,863,377

Beverages—0.2%
MGP Ingredients, Inc.	41,600	2,079,168

Building Products—1.6%
A.O. Smith Corp.	205,300	9,720,955
AAON, Inc.	269,222	8,897,787
Patrick Industries, Inc. (a)	6,400	488,320

		19,107,062

Capital Markets—2.4%
Artisan Partners Asset Management, Inc. - Class A	140,300	4,173,925
FactSet Research Systems, Inc.	58,800	9,609,684
MarketAxess Holdings, Inc.	84,050	12,348,626
OM Asset Management plc	148,300	2,150,350

		28,282,585

Chemicals—4.1%
Balchem Corp.	155,713	13,067,435
NewMarket Corp.	7,367	3,122,429
Quaker Chemical Corp.	43,050	5,507,817
RPM International, Inc.	77,150	4,152,985

Chemicals—(Continued)
Sensient Technologies Corp.	286,450	22,509,241

		48,359,907

Commercial Services & Supplies—4.0%
Healthcare Services Group, Inc.	329,014	12,887,478
Ritchie Bros. Auctioneers, Inc.	316,500	10,761,000
Rollins, Inc.	543,565	18,361,626
UniFirst Corp.	42,850	6,155,403

		48,165,507

Communications Equipment—1.2%
NetScout Systems, Inc. (a)	463,950	14,614,425

Construction & Engineering—0.9%
Valmont Industries, Inc.	78,525	11,064,173

Construction Materials—1.5%
Eagle Materials, Inc.	180,000	17,735,400

Containers & Packaging—1.5%
AptarGroup, Inc.	225,804	16,585,304
Silgan Holdings, Inc.	19,650	1,005,687

		17,590,991

Distributors—2.0%
Pool Corp.	233,610	24,374,867

Electrical Equipment—0.6%
AZZ, Inc.	106,800	6,824,520

Electronic Equipment, Instruments & Components—4.1%
Cognex Corp.	164,100	10,440,042
Littelfuse, Inc.	121,250	18,402,112
Rogers Corp. (a)	125,650	9,651,177
Zebra Technologies Corp. - Class A (a)	117,732	10,096,696

		48,590,027

Energy Equipment & Services—1.2%
Dril-Quip, Inc. (a)	30,000	1,801,500
Natural Gas Services Group, Inc. (a)	164,885	5,301,053
Oceaneering International, Inc.	13,450	379,425
Pason Systems, Inc.	445,000	6,511,106

		13,993,084

Food Products—3.2%
Blue Buffalo Pet Products, Inc. (a)	321,900	7,738,476
Cal-Maine Foods, Inc.	144,000	6,361,200
Calavo Growers, Inc.	99,200	6,090,880
J&J Snack Foods Corp.	70,809	9,448,045
Lancaster Colony Corp.	61,600	8,709,624

		38,348,225

Health Care Equipment & Supplies—7.1%
Abaxis, Inc.	102,054	5,385,390

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Atrion Corp.	5,900	$2,992,480
Cantel Medical Corp.	97,307	7,662,926
DENTSPLY SIRONA, Inc.	216,050	12,472,567
Haemonetics Corp. (a)	133,196	5,354,479
IDEXX Laboratories, Inc. (a)	157,000	18,411,390
Neogen Corp. (a)	41,900	2,765,400
Vascular Solutions, Inc. (a)	48,800	2,737,680
West Pharmaceutical Services, Inc.	313,616	26,604,045

		84,386,357

Health Care Providers & Services—3.4%
Chemed Corp.	85,000	13,634,850
Henry Schein, Inc. (a)	84,050	12,751,225
Surgery Partners, Inc. (a)	133,500	2,115,975
Surgical Care Affiliates, Inc. (a)	132,407	6,126,472
U.S. Physical Therapy, Inc.	92,200	6,472,440

		41,100,962

Hotels, Restaurants & Leisure—3.5%
Brinker International, Inc.	95,250	4,717,732
Cheesecake Factory, Inc. (The)	148,100	8,868,228
Cracker Barrel Old Country Store, Inc.	58,650	9,793,377
Papa John’s International, Inc.	92,900	7,950,382
Texas Roadhouse, Inc.	204,050	9,843,372

		41,173,091

Household Products—2.7%
Church & Dwight Co., Inc.	475,900	21,030,021
Energizer Holdings, Inc.	163,900	7,311,579
WD-40 Co.	29,600	3,460,240

		31,801,840

Industrial Conglomerates—0.3%
Raven Industries, Inc.	141,679	3,570,311

Insurance—1.4%
AMERISAFE, Inc.	64,300	4,009,105
RLI Corp.	206,190	13,016,775

		17,025,880

IT Services—1.2%
Jack Henry & Associates, Inc.	157,450	13,978,411

Life Sciences Tools & Services—2.5%
Bio-Techne Corp.	130,500	13,419,315
ICON plc (a)	152,287	11,451,982
PAREXEL International Corp. (a)	74,750	4,912,570

		29,783,867

Machinery—9.1%
CLARCOR, Inc.	73,702	6,078,204
Donaldson Co., Inc.	124,550	5,241,064
Franklin Electric Co., Inc.	136,350	5,304,015
Graco, Inc.	73,350	6,094,651

Machinery—(Continued)
Lindsay Corp.	20,300	1,514,583
Middleby Corp. (The) (a)	118,200	15,225,342
Nordson Corp.	115,862	12,982,337
RBC Bearings, Inc. (a)	165,300	15,341,493
Tennant Co.	95,878	6,826,514
Toro Co. (The)	308,200	17,243,790
Wabtec Corp.	201,850	16,757,587

		108,609,580

Marine—0.4%
Kirby Corp. (a)	71,700	4,768,050

Media—1.6%
Gray Television, Inc. (a)	420,200	4,559,170
Nexstar Broadcasting Group, Inc. - Class A	235,600	14,913,480

		19,472,650

Metals & Mining—0.5%
Compass Minerals International, Inc.	74,900	5,868,415

Oil, Gas & Consumable Fuels—1.4%
Centennial Resource Development, Inc. - Class A (a)	80,700	1,591,404
Diamondback Energy, Inc. (a)	26,800	2,708,408
Gulfport Energy Corp. (a)	121,600	2,631,424
Matador Resources Co. (a)	188,800	4,863,488
RSP Permian, Inc. (a)	111,200	4,961,744

		16,756,468

Paper & Forest Products—0.9%
Stella-Jones, Inc.	327,850	10,641,420

Pharmaceuticals—0.6%
Heska Corp. (a)	18,500	1,324,600
Prestige Brands Holdings, Inc. (a)	115,000	5,991,500

		7,316,100

Professional Services—1.0%
Exponent, Inc.	191,156	11,526,707

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a)	30,400	2,110,064

Semiconductors & Semiconductor Equipment—1.9%
MKS Instruments, Inc.	116,300	6,908,220
Power Integrations, Inc.	227,480	15,434,518

		22,342,738

Software—9.3%
Aspen Technology, Inc. (a)	275,300	15,053,404
Blackbaud, Inc.	16,500	1,056,000
Computer Modelling Group, Ltd.	229,500	1,547,955
Constellation Software, Inc.	30,520	13,868,739
Descartes Systems Group, Inc. (The) (a)	221,500	4,740,100
Fair Isaac Corp.	148,450	17,698,209

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Manhattan Associates, Inc. (a)	344,076	$18,246,350
Monotype Imaging Holdings, Inc.	314,543	6,243,679
NICE, Ltd. (ADR)	74,100	5,095,116
Progress Software Corp.	173,500	5,539,855
Qualys, Inc. (a)	137,650	4,356,622
Tyler Technologies, Inc. (a)	125,100	17,860,527

		111,306,556

Specialty Retail—2.6%
Asbury Automotive Group, Inc. (a)	60,300	3,720,510
Hibbett Sports, Inc. (a)	28,650	1,068,645
Lithia Motors, Inc. - Class A	99,750	9,658,792
Monro Muffler Brake, Inc.	103,650	5,928,780
Sally Beauty Holdings, Inc. (a)	54,150	1,430,643
Tractor Supply Co.	118,350	8,972,114

		30,779,484

Technology Hardware, Storage & Peripherals—0.4%
Electronics For Imaging, Inc. (a)	105,150	4,611,879

Trading Companies & Distributors—1.4%
Applied Industrial Technologies, Inc.	72,721	4,319,627
Watsco, Inc.	86,575	12,823,489

		17,143,116

Total Common Stocks (Cost $778,016,850)		1,177,933,887

Short-Term Investment—1.3%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $15,661,079 on 01/03/17, collateralized by $16,045,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $15,978,734.	15,661,026	15,661,026

Total Short-Term Investments (Cost $15,661,026)		15,661,026

Total Investments—100.2% (Cost $793,677,876) (b)		1,193,594,913
Other assets and liabilities (net)—(0.2)%		(2,589,547)

Net Assets—100.0%		$1,191,005,366

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $794,107,659. The aggregate unrealized appreciation and depreciation of investments were $415,231,071 and $(15,743,817), respectively, resulting in net unrealized appreciation of $399,487,254 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,177,933,887	$—	$—	$1,177,933,887
Total Short-Term Investment*	—	15,661,026	—	15,661,026
Total Investments	$1,177,933,887	$15,661,026	$—	$1,193,594,913

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a)	$1,193,594,913
Cash	259,712
Receivable for:
Investments sold	578,968
Fund shares sold	79,305
Dividends and interest	438,101
Prepaid expenses	3,244

Total Assets	1,194,954,243
Liabilities
Payables for:
Investments purchased	488,495
Fund shares redeemed	2,267,688
Accrued Expenses:
Management fees	819,580
Distribution and service fees	83,444
Deferred trustees’ fees	122,613
Other expenses	167,057

Total Liabilities	3,948,877

Net Assets	$1,191,005,366

Net Assets Consist of:
Paid in surplus	$692,112,360
Undistributed net investment income	3,879,318
Accumulated net realized gain	95,096,942
Unrealized appreciation on investments and foreign currency transactions	399,916,746

Net Assets	$1,191,005,366

Net Assets
Class A	$764,500,075
Class B	333,121,961
Class E	93,383,330
Capital Shares Outstanding*
Class A	35,760,411
Class B	15,842,205
Class E	4,417,484
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.38
Class B	21.03
Class E	21.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $793,677,876.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$14,577,621
Interest	5,722
Other income (b)	211,007

Total investment income	14,794,350
Expenses
Management fees	9,477,130
Administration fees	37,995
Custodian and accounting fees	93,750
Distribution and service fees—Class B	791,843
Distribution and service fees—Class E	132,066
Audit and tax services	42,040
Legal	33,031
Trustees’ fees and expenses	45,247
Shareholder reporting	151,547
Insurance	8,263
Miscellaneous	18,629

Total expenses	10,831,541
Less management fee waiver	(125,000)
Less broker commission recapture	(52,711)

Net expenses	10,653,830

Net Investment Income	4,140,520

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	137,196,259
Futures contracts	213,627
Foreign currency transactions	(770)

Net realized gain	137,409,116

Net change in unrealized appreciation (depreciation) on:
Investments	56,843,651
Foreign currency transactions	(308)

Net change in unrealized appreciation	56,843,343

Net realized and unrealized gain	194,252,459

Net Increase in Net Assets From Operations	$198,392,979

(a)	Net of foreign withholding taxes of $117,139.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,140,520	$4,663,836
Net realized gain	137,409,116	107,705,200
Net change in unrealized appreciation (depreciation)	56,843,343	(99,286,751)

Increase in net assets from operations	198,392,979	13,082,285

From Distributions to Shareholders
Net investment income
Class A	(3,463,083)	(3,753,077)
Class B	(665,055)	(551,741)
Class E	(278,065)	(262,696)

Total distributions	(4,406,203)	(4,567,514)

Decrease in net assets from capital share transactions	(228,549,486)	(239,142,296)

Total decrease in net assets	(34,562,710)	(230,627,525)

Net Assets
Beginning of period	1,225,568,076	1,456,195,601

End of period	$1,191,005,366	$1,225,568,076

Undistributed net investment income
End of period	$3,879,318	$4,389,968

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	702,433	$12,718,668	609,854	$11,146,651
Reinvestments	183,329	3,463,083	196,805	3,753,077
Redemptions	(10,142,957)	(192,212,696)	(10,359,968)	(192,459,060)

Net decrease	(9,257,195)	$(176,030,945)	(9,553,309)	$(177,559,332)

Class B
Sales	555,919	$10,253,670	781,858	$14,264,839
Reinvestments	35,736	665,055	29,379	551,741
Redemptions	(2,824,814)	(52,729,946)	(3,381,960)	(61,607,986)

Net decrease	(2,233,159)	$(41,811,221)	(2,570,723)	$(46,791,406)

Class E
Sales	76,839	$1,449,272	59,140	$1,086,128
Reinvestments	14,870	278,065	13,921	262,696
Redemptions	(664,776)	(12,434,657)	(882,303)	(16,140,382)

Net decrease	(573,067)	$(10,707,320)	(809,242)	$(14,791,558)

Decrease derived from capital shares transactions		$(228,549,486)		$(239,142,296)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.10		$18.07	$18.14	$13.21	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.08	(b)	0.08	0.08	0.07	0.11
Net realized and unrealized gain (loss) on investments	3.29		0.03	(0.08)	4.98	1.10

Total from investment operations	3.37		0.11	0.00	5.05	1.21

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	(0.07)	(0.12)	(0.05)

Total distributions	(0.09)		(0.08)	(0.07)	(0.12)	(0.05)

Net Asset Value, End of Period	$21.38		$18.10	$18.07	$18.14	$13.21

Total Return (%) (c)	18.68		0.58	0.01	38.52	10.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85		0.84	0.83	0.83	0.86
Net ratio of expenses to average net assets (%) (d)	0.84		0.83	0.83	0.82	0.85
Ratio of net investment income to average net assets (%)	0.43	(b)	0.42	0.43	0.42	0.89
Portfolio turnover rate (%)	19		16	9	17	15
Net assets, end of period (in millions)	$764.5		$814.6	$985.8	$1,154.0	$922.1

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.80		$17.76	$17.85	$13.00	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.04	(b)	0.03	0.03	0.03	0.08
Net realized and unrealized gain (loss) on investments	3.23		0.04	(0.08)	4.91	1.08

Total from investment operations	3.27		0.07	(0.05)	4.94	1.16

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	(0.04)	(0.09)	(0.02)

Total distributions	(0.04)		(0.03)	(0.04)	(0.09)	(0.02)

Net Asset Value, End of Period	$21.03		$17.80	$17.76	$17.85	$13.00

Total Return (%) (c)	18.39		0.38	(0.30)	38.19	9.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10		1.09	1.08	1.08	1.11
Net ratio of expenses to average net assets (%) (d)	1.09		1.08	1.08	1.07	1.10
Ratio of net investment income to average net assets (%)	0.19	(b)	0.17	0.18	0.22	0.63
Portfolio turnover rate (%)	19		16	9	17	15
Net assets, end of period (in millions)	$333.1		$321.7	$366.8	$418.9	$117.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.89		$17.86	$17.94	$13.06	$11.91

Income (Loss) from Investment Operations
Net investment income (a)	0.05	(b)	0.05	0.05	0.04	0.09
Net realized and unrealized gain (loss) on investments	3.26		0.03	(0.09)	4.94	1.09

Total from investment operations	3.31		0.08	(0.04)	4.98	1.18

Less Distributions
Distributions from net investment income	(0.06)		(0.05)	(0.04)	(0.10)	(0.03)

Total distributions	(0.06)		(0.05)	(0.04)	(0.10)	(0.03)

Net Asset Value, End of Period	$21.14		$17.89	$17.86	$17.94	$13.06

Total Return (%) (c)	18.54		0.43	(0.19)	38.37	9.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00		0.99	0.98	0.98	1.01
Net ratio of expenses to average net assets (%) (d)	0.99		0.98	0.98	0.97	1.00
Ratio of net investment income to average net assets (%)	0.29	(b)	0.27	0.28	0.28	0.72
Portfolio turnover rate (%)	19		16	9	17	15
Net assets, end of period (in millions)	$93.4		$89.3	$103.6	$122.0	$90.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to broker commission recapture, adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had investments in repurchase agreements with a gross value of $15,661,026, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2016, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period May 6, 2016 through May 9, 2016, the Portfolio had bought and sold $66,681,366 in notional cost on equity index futures contracts. At December 31, 2016, the Portfolio did not have any open futures contracts. For the year ended December 31, 2016, the Portfolio had realized gains in the amount of $213,627 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$214,596,681	$0	$431,239,994

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average daily net assets
$9,477,130	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	First $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$4,406,203	$4,567,514	$—	$—	$4,406,203	$4,567,514

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,001,931	$95,526,724	$399,486,963	$—	$499,015,618

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards of $42,434,976.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-22

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-23

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-24

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-25

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-26

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-27

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-28

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 21.28%, 20.96%, 21.09%, and 20.92%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 21.31%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were mixed in the first half of 2016 on uncertainty about a global economic slowdown, potential Federal Reserve Bank (the “Fed”) interest rate hikes, the U.S. Presidential election, and Brexit. However, equity indexes rallied in the second half of the year on easy monetary policies and strong macroeconomic data. Equity markets also benefited from central bank intervention and improving commodity prices. The People’s Bank of China cut reserve requirement ratios, the European Central Bank cut rates further and the Fed lowered the expected number of rate increases for 2016. On June 23, United Kingdom voters chose to “Leave” the European Union and on the day after the unexpected vote outcome, the price of gold had its largest single day increase since 2008, the British pound fell to its lowest level in 30 years, and equity markets around the world fell as much as 8%. However, global equity markets remained resilient and continued to trend higher as concerns about the referendum abated and volatility declined. U.S. equity markets reached new all-time highs in December, following Donald Trump’s surprise victory and optimism surrounding the incoming U.S. administration’s agenda. Equity markets also benefited from better than expected macroeconomic data, including U.S. durable goods orders, U.S. consumer sentiment and U.S. home sales. Factors that weighed on the equity markets included the Fed’s decision in December to raise interest rates, diplomatic tensions between the U.S. and other major world powers and terrorism concerns.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at 0.25% to 0.50% through November. In December, the Committee raised the target range for the Federal Funds Rate to 0.50% to 0.75%. The Committee stated that the labor market had continued to strengthen and that economic activity had been expanding at a moderate pace since mid-year. The Committee also stated that job gains have been solid in recent months and that the unemployment rate had declined.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Materials & Processing (5.7% beginning weight in the benchmark), up 44.3%, was the best performing sector. Energy (2.3% beginning weight), up 34.0%, and Financial Services (26.6% beginning weight), up 31.2%, were the next best-performing sectors. Health Care (16.4% beginning weight), down 7.0%, was the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Advanced Micro Devices, up 295.1%; U.S. Silica Holdings, up 204.9%; and Microsemi, up 65.6%. The stocks with the largest negative impact were Ophthotech, down 93.8%; Novavax, down 85.0%; and Impax Laboratories, down 69.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	21.28	14.48	7.04	—
Class B	20.96	14.19	6.78	—
Class E	21.09	14.30	6.89	—
Class G	20.92	14.13	—	15.93
Russell 2000 Index	21.31	14.46	7.07	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.8
Advanced Micro Devices, Inc.	0.4
Microsemi Corp.	0.3
Webster Financial Corp.	0.3
Prosperity Bancshares, Inc.	0.2
Bank of the Ozarks, Inc.	0.2
RSP Permian, Inc.	0.2
Curtiss-Wright Corp.	0.2
Aspen Technology, Inc.	0.2
U.S. Silica Holdings, Inc.	0.2

Top Sectors

% of Net Assets
Financials	20.6
Information Technology	16.2
Industrials	14.0
Consumer Discretionary	11.9
Health Care	11.5
Real Estate	7.7
Materials	4.6
Energy	3.5
Utilities	3.5
Consumer Staples	2.9

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.30%	$1,000.00	$1,185.90	$1.65
	Hypothetical*	0.30%	$1,000.00	$1,023.63	$1.53

Class B(a)	Actual	0.55%	$1,000.00	$1,184.70	$3.02
	Hypothetical*	0.55%	$1,000.00	$1,022.37	$2.80

Class E(a)	Actual	0.45%	$1,000.00	$1,185.10	$2.47
	Hypothetical*	0.45%	$1,000.00	$1,022.87	$2.29

Class G(a)	Actual	0.60%	$1,000.00	$1,184.60	$3.29
	Hypothetical*	0.60%	$1,000.00	$1,022.12	$3.05

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
AAR Corp.	16,635	$549,787
Aerojet Rocketdyne Holdings, Inc. (a)	29,383	527,425
Aerovironment, Inc. (a) (b)	8,967	240,585
Astronics Corp. (a)	8,569	289,975
Cubic Corp. (b)	12,431	596,066
Curtiss-Wright Corp.	21,215	2,086,707
DigitalGlobe, Inc. (a)	29,669	850,017
Ducommun, Inc. (a)	5,959	152,312
Engility Holdings, Inc. (a)	8,737	294,437
Esterline Technologies Corp. (a)	14,168	1,263,786
KEYW Holding Corp. (The) (a) (b)	17,571	207,162
KLX, Inc. (a)	25,831	1,165,236
Kratos Defense & Security Solutions, Inc. (a)	23,529	174,115
Mercury Systems, Inc. (a) (b)	19,389	585,935
Moog, Inc. - Class A (a)	15,634	1,026,841
National Presto Industries, Inc. (b)	2,572	273,661
Sparton Corp. (a) (b)	5,193	123,853
TASER International, Inc. (a) (b)	26,071	631,961
Teledyne Technologies, Inc. (a)	15,874	1,952,502
Triumph Group, Inc. (b)	24,082	638,173
Vectrus, Inc. (a)	5,647	134,681
Wesco Aircraft Holdings, Inc. (a) (b)	29,211	436,704

		14,201,921

Air Freight & Logistics—0.5%
Air Transport Services Group, Inc. (a)	25,431	405,879
Atlas Air Worldwide Holdings, Inc. (a)	12,481	650,884
Echo Global Logistics, Inc. (a)	14,649	366,957
Forward Air Corp.	14,772	699,897
HUB Group, Inc. - Class A (a)	15,117	661,369
Park-Ohio Holdings Corp.	4,748	202,265
XPO Logistics, Inc. (a) (b)	45,582	1,967,319

		4,954,570

Airlines—0.4%
Allegiant Travel Co.	6,072	1,010,381
Hawaiian Holdings, Inc. (a)	25,756	1,468,092
SkyWest, Inc.	24,419	890,072

		3,368,545

Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc. (a) (b)	37,813	729,791
Cooper Tire & Rubber Co.	27,246	1,058,507
Cooper-Standard Holding, Inc. (a)	6,881	711,358
Dana, Inc.	69,361	1,316,472
Dorman Products, Inc. (a)	12,774	933,268
Federal-Mogul Holdings Corp. (a)	15,664	161,496
Fox Factory Holding Corp. (a)	11,504	319,236
Gentherm, Inc. (a)	17,276	584,793
Horizon Global Corp. (a)	9,617	230,808
LCI Industries	11,598	1,249,685
Metaldyne Performance Group, Inc.	6,210	142,520
Modine Manufacturing Co. (a)	23,187	345,486
Motorcar Parts of America, Inc. (a) (b)	8,000	215,360
Spartan Motors, Inc.	17,934	165,890

Auto Components—(Continued)
Standard Motor Products, Inc.	9,638	512,934
Stoneridge, Inc. (a)	13,705	242,441
Superior Industries International, Inc. (b)	12,615	332,405
Tenneco, Inc. (a) (b)	27,494	1,717,550
Tower International, Inc.	10,455	296,399

		11,266,399

Automobiles—0.0%
Winnebago Industries, Inc.	12,257	387,934

Banks—11.3%
1st Source Corp.	7,645	341,426
Access National Corp. (b)	4,414	122,533
Allegiance Bancshares, Inc. (a)	5,825	210,574
American National Bankshares, Inc.	4,311	150,023
Ameris Bancorp	16,855	734,878
Ames National Corp.	4,647	153,351
Arrow Financial Corp. (b)	5,994	242,757
Atlantic Capital Bancshares, Inc. (a)	7,046	133,874
Banc of California, Inc. (b)	23,881	414,335
BancFirst Corp.	3,589	333,956
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	412,307
Bancorp, Inc. (The) (a) (b)	25,747	202,371
BancorpSouth, Inc.	41,566	1,290,624
Bank of Marin Bancorp	3,199	223,130
Bank of NT Butterfield & Son, Ltd. (The)	9,084	285,601
Bank of the Ozarks, Inc.	41,195	2,166,445
Banner Corp.	14,787	825,262
Bar Harbor Bankshares	2,884	136,500
Berkshire Hills Bancorp, Inc.	14,754	543,685
Blue Hills Bancorp, Inc. (b)	13,063	244,931
BNC Bancorp	18,833	600,773
Boston Private Financial Holdings, Inc.	40,232	665,840
Bridge Bancorp, Inc.	8,870	336,173
Brookline Bancorp, Inc.	33,001	541,216
Bryn Mawr Bank Corp.	8,151	343,565
Camden National Corp.	7,839	348,444
Capital Bank Financial Corp. - Class A	11,940	468,645
Capital City Bank Group, Inc.	5,769	118,149
Cardinal Financial Corp.	14,931	489,588
Carolina Financial Corp.	5,566	171,377
Cascade Bancorp (a)	16,748	135,994
Cathay General Bancorp	34,405	1,308,422
CenterState Banks, Inc.	21,605	543,798
Central Pacific Financial Corp.	15,142	475,762
Chemical Financial Corp.	30,595	1,657,331
Citizens & Northern Corp.	6,716	175,959
City Holding Co. (b)	6,429	434,600
CNB Financial Corp.	6,782	181,351
CoBiz Financial, Inc.	17,832	301,183
Codorus Valley Bancorp, Inc.	4,262	121,893
Columbia Banking System, Inc.	28,451	1,271,191
Community Bank System, Inc. (b)	20,283	1,253,287
Community Trust Bancorp, Inc.	8,162	404,835
ConnectOne Bancorp, Inc. (b)	13,860	359,667

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
CU Bancorp (a)	8,163	$292,235
Customers Bancorp, Inc. (a)	11,686	418,593
CVB Financial Corp. (b)	50,002	1,146,546
Eagle Bancorp, Inc. (a)	15,010	914,860
Enterprise Bancorp, Inc.	4,064	152,644
Enterprise Financial Services Corp.	9,318	400,674
Farmers Capital Bank Corp.	3,713	156,132
Farmers National Banc Corp.	13,414	190,479
FCB Financial Holdings, Inc. - Class A (a)	14,825	707,153
Fidelity Southern Corp. (b)	10,827	256,275
Financial Institutions, Inc.	6,461	220,966
First BanCorp (a)	55,535	367,086
First Bancorp	8,573	232,671
First Bancorp, Inc.	5,308	175,695
First Busey Corp.	15,850	487,863
First Citizens BancShares, Inc. - Class A	3,585	1,272,675
First Commonwealth Financial Corp.	41,887	593,958
First Community Bancshares, Inc. (b)	8,470	255,286
First Connecticut Bancorp, Inc. (b)	7,629	172,797
First Financial Bancorp	28,214	802,688
First Financial Bankshares, Inc. (b)	30,167	1,363,548
First Financial Corp.	4,114	217,219
First Foundation, Inc. (a)	6,983	199,016
First Interstate BancSystem, Inc. - Class A (b)	9,233	392,864
First Merchants Corp.	20,166	759,250
First Mid-Illinois Bancshares, Inc.	4,235	143,990
First Midwest Bancorp, Inc.	39,553	997,922
First of Long Island Corp. (The) (b)	9,924	283,330
Flushing Financial Corp.	15,132	444,730
FNB Corp.	102,372	1,641,023
Franklin Financial Network, Inc. (a)	4,922	205,986
Fulton Financial Corp.	82,075	1,543,010
German American Bancorp, Inc.	6,759	355,591
Glacier Bancorp, Inc. (b)	37,248	1,349,495
Great Southern Bancorp, Inc.	4,991	272,758
Great Western Bancorp, Inc.	28,884	1,259,054
Green Bancorp, Inc. (a)	11,285	171,532
Guaranty Bancorp	8,675	209,935
Hancock Holding Co.	37,825	1,630,258
Hanmi Financial Corp.	15,681	547,267
HarborOne Bancorp, Inc. (a) (b)	7,619	147,351
Heartland Financial USA, Inc.	10,964	526,272
Heritage Commerce Corp.	10,489	151,356
Heritage Financial Corp.	12,644	325,583
Heritage Oaks Bancorp	11,367	140,155
Hilltop Holdings, Inc.	34,409	1,025,388
Home BancShares, Inc. (b)	58,980	1,637,875
HomeTrust Bancshares, Inc. (a)	6,444	166,900
Hope Bancorp, Inc.	59,993	1,313,247
Horizon Bancorp	9,708	271,824
Iberiabank Corp. (b)	21,123	1,769,051
Independent Bank Corp.	11,863	257,427
Independent Bank Corp./Rockland Trust (b)	12,760	898,942
Independent Bank Group, Inc. (b)	5,438	339,331
International Bancshares Corp.	25,537	1,041,910
Investors Bancorp, Inc.	137,546	1,918,767
Lakeland Bancorp, Inc.	17,320	337,740

Banks—(Continued)
Lakeland Financial Corp.	12,208	578,171
LegacyTexas Financial Group, Inc. (b)	22,230	957,224
Live Oak Bancshares, Inc.	10,388	192,178
Macatawa Bank Corp.	14,416	150,071
MainSource Financial Group, Inc.	10,246	352,462
MB Financial, Inc.	36,413	1,719,786
Mercantile Bank Corp.	8,647	325,992
Merchants Bancshares, Inc.	3,000	162,600
MidWestOne Financial Group, Inc.	3,645	137,052
National Bank Holdings Corp. - Class A	12,889	411,030
National Bankshares, Inc. (b)	3,487	151,510
National Commerce Corp. (a)	4,628	171,930
NBT Bancorp, Inc. (b)	20,117	842,500
Nicolet Bankshares, Inc. (a) (b)	3,298	157,282
OFG Bancorp	19,884	260,480
Old National Bancorp (b)	65,101	1,181,583
Old Second Bancorp, Inc.	14,296	157,971
Opus Bank (b)	8,631	259,362
Pacific Continental Corp.	10,841	236,876
Pacific Premier Bancorp, Inc. (a)	12,610	445,764
Park National Corp.	6,727	804,953
Park Sterling Corp.	23,392	252,400
Peapack Gladstone Financial Corp.	6,672	206,031
Penns Woods Bancorp, Inc.	2,408	121,604
People’s Utah Bancorp	7,011	188,245
Peoples Bancorp, Inc.	6,641	215,567
Peoples Financial Services Corp.	3,673	178,875
Pinnacle Financial Partners, Inc. (b)	20,982	1,454,053
Preferred Bank	5,630	295,125
PrivateBancorp, Inc.	36,340	1,969,265
Prosperity Bancshares, Inc. (b)	31,257	2,243,627
QCR Holdings, Inc.	5,811	251,616
Renasant Corp.	20,087	848,073
Republic Bancorp, Inc. - Class A	5,421	214,346
Republic First Bancorp, Inc. (a)	25,144	209,952
S&T Bancorp, Inc.	15,660	611,366
Sandy Spring Bancorp, Inc.	10,533	421,215
Seacoast Banking Corp. of Florida (a)	15,100	333,106
ServisFirst Bancshares, Inc.	20,928	783,544
Sierra Bancorp	5,841	155,312
Simmons First National Corp. - Class A (b)	13,943	866,557
South State Corp. (b)	10,971	958,865
Southside Bancshares, Inc.	12,681	477,693
Southwest Bancorp, Inc.	9,007	261,203
State Bank Financial Corp.	16,379	439,940
Sterling Bancorp	61,931	1,449,185
Stock Yards Bancorp, Inc. (b)	10,633	499,219
Stonegate Bank	5,132	214,158
Suffolk Bancorp	6,378	273,106
Summit Financial Group, Inc.	4,363	120,113
Sun Bancorp, Inc.	4,652	120,952
Texas Capital Bancshares, Inc. (a)	23,642	1,853,533
Tompkins Financial Corp. (b)	7,424	701,865
Towne Bank	27,456	912,912
TriCo Bancshares	11,155	381,278
TriState Capital Holdings, Inc. (a)	11,422	252,426
Triumph Bancorp, Inc. (a)	7,480	195,602

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Trustmark Corp. (b)	31,188	$1,111,852
UMB Financial Corp.	21,887	1,687,925
Umpqua Holdings Corp.	104,556	1,963,562
Union Bankshares Corp.	20,843	744,929
United Bankshares, Inc. (b)	30,603	1,415,389
United Community Banks, Inc.	34,521	1,022,512
Univest Corp. of Pennsylvania	12,133	374,910
Valley National Bancorp (b)	120,885	1,407,101
Veritex Holdings, Inc. (a)	4,364	116,562
Washington Trust Bancorp, Inc.	7,713	432,314
WashingtonFirst Bankshares, Inc.	4,654	134,908
Webster Financial Corp. (b)	43,929	2,384,466
WesBanco, Inc.	20,241	871,577
West Bancorp, Inc.	8,036	198,489
Westamerica Bancorp (b)	12,513	787,443
Wintrust Financial Corp.	25,023	1,815,919
Xenith Bankshares, Inc. (a) (b)	3,934	110,939
Yadkin Financial Corp.	24,582	842,179

		105,363,461

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a)	4,334	736,130
Coca-Cola Bottling Co. Consolidated	2,376	424,948
MGP Ingredients, Inc. (b)	5,440	271,891
National Beverage Corp.	5,742	293,301
Primo Water Corp. (a)	10,997	135,043

		1,861,313

Biotechnology—3.9%
Acceleron Pharma, Inc. (a) (b)	13,695	349,496
Achillion Pharmaceuticals, Inc. (a)	56,103	231,705
Acorda Therapeutics, Inc. (a)	20,455	384,554
Adamas Pharmaceuticals, Inc. (a) (b)	7,040	118,976
Aduro Biotech, Inc. (a) (b)	18,643	212,530
Advaxis, Inc. (a) (b)	18,811	134,687
Agenus, Inc. (a) (b)	38,088	156,923
Aimmune Therapeutics, Inc. (a) (b)	14,043	287,179
Akebia Therapeutics, Inc. (a)	22,828	237,640
Alder Biopharmaceuticals, Inc. (a) (b)	23,239	483,371
AMAG Pharmaceuticals, Inc. (a)	16,034	557,983
Amicus Therapeutics, Inc. (a) (b)	70,916	352,453
Ardelyx, Inc. (a)	16,415	233,093
Arena Pharmaceuticals, Inc. (a)	114,310	162,320
ARIAD Pharmaceuticals, Inc. (a) (b)	87,547	1,089,085
Array BioPharma, Inc. (a)	82,904	728,726
Atara Biotherapeutics, Inc. (a) (b)	11,963	169,875
Avexis, Inc. (a) (b)	2,726	130,112
Axovant Sciences, Ltd. (a) (b)	13,161	163,460
Bellicum Pharmaceuticals, Inc. (a) (b)	11,404	155,323
BioCryst Pharmaceuticals, Inc. (a) (b)	42,881	271,437
BioSpecifics Technologies Corp. (a)	3,039	169,272
BioTime, Inc. (a) (b)	39,767	143,559
Bluebird Bio, Inc. (a)	19,539	1,205,556
Blueprint Medicines Corp. (a)	10,512	294,862
Celldex Therapeutics, Inc. (a)	47,742	169,007
Clovis Oncology, Inc. (a) (b)	16,535	734,485

Biotechnology—(Continued)
Coherus Biosciences, Inc. (a)	15,243	429,090
Curis, Inc. (a) (b)	63,039	194,160
Cytokinetics, Inc. (a)	18,716	227,399
CytomX Therapeutics, Inc. (a)	11,599	127,473
Eagle Pharmaceuticals, Inc. (a) (b)	4,073	323,152
Emergent BioSolutions, Inc. (a) (b)	15,717	516,146
Enanta Pharmaceuticals, Inc. (a)	7,598	254,533
Epizyme, Inc. (a)	20,920	253,132
Exact Sciences Corp. (a)	50,476	674,359
Exelixis, Inc. (a)	111,773	1,666,535
FibroGen, Inc. (a) (b)	24,972	534,401
Five Prime Therapeutics, Inc. (a) (b)	13,422	672,576
Flexion Therapeutics, Inc. (a)	12,372	235,315
Foundation Medicine, Inc. (a) (b)	7,156	126,661
Genomic Health, Inc. (a)	8,810	258,926
Geron Corp. (a) (b)	75,588	156,467
Global Blood Therapeutics, Inc. (a)	7,789	112,551
Halozyme Therapeutics, Inc. (a) (b)	51,119	505,056
Heron Therapeutics, Inc. (a) (b)	18,692	244,865
Immunomedics, Inc. (a) (b)	49,803	182,777
Inovio Pharmaceuticals, Inc. (a) (b)	36,297	251,901
Insmed, Inc. (a) (b)	30,343	401,438
Insys Therapeutics, Inc. (a) (b)	11,118	102,286
Ironwood Pharmaceuticals, Inc. (a)	63,682	973,698
Karyopharm Therapeutics, Inc. (a)	15,254	143,388
Keryx Biopharmaceuticals, Inc. (a) (b)	50,118	293,692
Kite Pharma, Inc. (a) (b)	19,210	861,376
La Jolla Pharmaceutical Co. (a)	6,436	112,823
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	329,749
Ligand Pharmaceuticals, Inc. (a)	9,331	948,123
Lion Biotechnologies, Inc. (a)	25,388	176,447
Loxo Oncology, Inc. (a) (b)	7,131	229,012
MacroGenics, Inc. (a)	14,803	302,573
Merrimack Pharmaceuticals, Inc. (a) (b)	64,388	262,703
MiMedx Group, Inc. (a) (b)	48,233	427,344
Minerva Neurosciences, Inc. (a) (b)	10,917	128,275
Momenta Pharmaceuticals, Inc. (a)	32,218	484,881
Myriad Genetics, Inc. (a)	33,438	557,412
Natera, Inc. (a)	13,813	161,750
NewLink Genetics Corp. (a)	11,288	116,041
Novavax, Inc. (a) (b)	138,764	174,843
Organovo Holdings, Inc. (a) (b)	45,372	153,811
Otonomy, Inc. (a)	12,561	199,720
PDL BioPharma, Inc.	77,531	164,366
Portola Pharmaceuticals, Inc. (a) (b)	23,603	529,651
Progenics Pharmaceuticals, Inc. (a)	32,263	278,752
Prothena Corp. plc (a)	16,405	806,962
PTC Therapeutics, Inc. (a)	15,786	172,225
Puma Biotechnology, Inc. (a)	13,791	423,384
Radius Health, Inc. (a)	15,372	584,597
REGENXBIO, Inc. (a)	11,312	209,838
Repligen Corp. (a)	15,913	490,439
Retrophin, Inc. (a)	16,403	310,509
Rigel Pharmaceuticals, Inc. (a)	44,752	106,510
Sage Therapeutics, Inc. (a)	14,728	752,012
Sangamo Biosciences, Inc. (a)	31,616	96,429
Sarepta Therapeutics, Inc. (a) (b)	24,301	666,576

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Spark Therapeutics, Inc. (a)	9,557	$476,894
Spectrum Pharmaceuticals, Inc. (a) (b)	40,647	180,066
Synergy Pharmaceuticals, Inc. (a)	91,913	559,750
TESARO, Inc. (a)	13,684	1,840,224
Trevena, Inc. (a)	24,287	142,808
Ultragenyx Pharmaceutical, Inc. (a) (b)	17,507	1,230,917
Vanda Pharmaceuticals, Inc. (a)	20,273	323,354
Versartis, Inc. (a)	16,518	246,118
XBiotech, Inc. (a) (b)	9,412	95,249
Xencor, Inc. (a)	16,674	438,860
ZIOPHARM Oncology, Inc. (a) (b)	61,375	328,356

		36,271,375

Building Products—1.1%
AAON, Inc.	19,095	631,090
Advanced Drainage Systems, Inc.	15,729	324,017
American Woodmark Corp. (a)	6,699	504,100
Apogee Enterprises, Inc. (b)	13,684	732,915
Armstrong Flooring, Inc. (a) (b)	11,681	232,569
Builders FirstSource, Inc. (a) (b)	41,041	450,220
Caesarstone, Ltd. (a)	11,687	334,833
Continental Building Products, Inc. (a)	17,313	399,930
CSW Industrials, Inc. (a)	6,168	227,291
Gibraltar Industries, Inc. (a)	14,856	618,752
Griffon Corp. (b)	14,438	378,276
Insteel Industries, Inc. (b)	7,222	257,392
Masonite International Corp. (a)	14,468	951,994
NCI Building Systems, Inc. (a)	13,110	205,172
Patrick Industries, Inc. (a)	7,120	543,256
PGT Innovations, Inc. (a) (b)	22,494	257,556
Ply Gem Holdings, Inc. (a)	11,295	183,544
Quanex Building Products Corp. (b)	17,697	359,249
Simpson Manufacturing Co., Inc.	19,498	853,037
Trex Co., Inc. (a) (b)	14,671	944,812
Universal Forest Products, Inc.	9,556	976,432

		10,366,437

Capital Markets—1.3%
Arlington Asset Investment Corp. - Class A (b)	10,056	149,030
BGC Partners, Inc. - Class A (b)	106,454	1,089,024
Cohen & Steers, Inc. (b)	9,693	325,685
Cowen Group, Inc. - Class A (a) (b)	13,196	204,538
Diamond Hill Investment Group, Inc.	1,546	325,247
Evercore Partners, Inc. - Class A	19,079	1,310,727
Financial Engines, Inc.	25,168	924,924
Gain Capital Holdings, Inc. (b)	20,006	131,639
Greenhill & Co., Inc. (b)	13,790	381,983
Houlihan Lokey, Inc.	5,655	175,984
International FCStone, Inc. (a)	7,668	303,653
Investment Technology Group, Inc. (b)	17,949	354,313
Janus Capital Group, Inc.	67,529	896,110
KCG Holdings, Inc. - Class A (a)	26,254	347,865
Ladenburg Thalmann Financial Services, Inc. (a)	51,479	125,609
Moelis & Co. - Class A	8,425	285,608

Capital Markets—(Continued)
OM Asset Management plc	20,265	293,843
Piper Jaffray Cos. (a) (b)	7,063	512,067
PJT Partners, Inc. - Class A	7,794	240,679
Safeguard Scientifics, Inc. (a)	10,084	135,630
Stifel Financial Corp. (a)	29,866	1,491,807
Virtu Financial, Inc. - Class A	12,905	205,835
Virtus Investment Partners, Inc.	2,012	237,517
Waddell & Reed Financial, Inc. - Class A (b)	38,993	760,753
Westwood Holdings Group, Inc.	3,235	194,068
WisdomTree Investments, Inc. (b)	53,688	598,084

		12,002,222

Chemicals—2.4%
A. Schulman, Inc.	12,704	424,949
American Vanguard Corp.	14,887	285,086
Balchem Corp. (b)	15,291	1,283,221
Calgon Carbon Corp. (b)	26,333	447,661
Chase Corp.	3,533	295,182
Chemours Co. (The)	85,221	1,882,532
Chemtura Corp. (a)	31,150	1,034,180
Ferro Corp. (a) (b)	40,624	582,142
Flotek Industries, Inc. (a) (b)	28,523	267,831
FutureFuel Corp.	10,195	141,710
GCP Applied Technologies, Inc. (a)	34,475	922,206
Hawkins, Inc.	4,778	257,773
HB Fuller Co.	23,919	1,155,527
Ingevity Corp. (a)	20,745	1,138,071
Innophos Holdings, Inc.	9,884	516,538
Innospec, Inc.	11,303	774,255
KMG Chemicals, Inc.	5,294	205,884
Koppers Holdings, Inc. (a)	10,265	413,679
Kraton Corp. (a)	14,021	399,318
Kronos Worldwide, Inc.	11,199	133,716
Minerals Technologies, Inc.	16,456	1,271,226
Olin Corp. (b)	76,354	1,955,426
OMNOVA Solutions, Inc. (a)	22,821	228,210
PolyOne Corp.	39,392	1,262,120
Quaker Chemical Corp.	5,838	746,914
Rayonier Advanced Materials, Inc. (b)	19,176	296,461
Sensient Technologies Corp.	20,810	1,635,250
Stepan Co.	9,222	751,409
Trecora Resources (a)	10,819	149,843
Tredegar Corp. (b)	13,367	320,808
Trinseo S.A.	12,370	733,541
Tronox, Ltd. - Class A	30,359	313,001

		22,225,670

Commercial Services & Supplies—2.4%
ABM Industries, Inc.	25,771	1,052,488
ACCO Brands Corp. (a)	52,031	679,005
Advanced Disposal Services, Inc. (a)	15,761	350,209
Brady Corp. - Class A	22,732	853,587
Brink’s Co. (The)	21,829	900,446
Casella Waste Systems, Inc. - Class A (a)	20,153	250,099
Ceco Environmental Corp.	14,983	209,013
Deluxe Corp.	23,575	1,688,206

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Ennis, Inc.	14,123	$245,034
Essendant, Inc.	18,301	382,491
G&K Services, Inc. - Class A	9,849	949,936
Healthcare Services Group, Inc.	33,776	1,323,006
Herman Miller, Inc.	28,305	968,031
HNI Corp. (b)	20,835	1,165,093
InnerWorkings, Inc. (a)	18,741	184,599
Interface, Inc.	31,333	581,227
Kimball International, Inc. - Class B	16,738	293,919
Knoll, Inc.	23,781	664,203
Matthews International Corp. - Class A	15,251	1,172,039
McGrath RentCorp	10,515	412,083
Mobile Mini, Inc. (b)	20,245	612,411
MSA Safety, Inc.	15,204	1,054,093
Multi-Color Corp. (b)	6,168	478,637
Quad/Graphics, Inc.	13,076	351,483
SP Plus Corp. (a)	8,683	244,426
Steelcase, Inc. - Class A	42,340	757,886
Team, Inc. (a) (b)	14,183	556,683
Tetra Tech, Inc. (d)	27,830	1,200,865
U.S. Ecology, Inc.	10,067	494,793
UniFirst Corp. (b)	7,187	1,032,413
Viad Corp.	8,932	393,901
VSE Corp.	4,190	162,740
West Corp.	20,298	502,578

		22,167,623

Communications Equipment—1.7%
ADTRAN, Inc.	24,190	540,646
Applied Optoelectronics, Inc. (a)	8,622	202,100
Bel Fuse, Inc. - Class B	4,719	145,817
Black Box Corp.	7,770	118,493
CalAmp Corp. (a) (b)	19,380	281,010
Calix, Inc. (a)	19,494	150,104
Ciena Corp. (a)	66,636	1,626,585
Clearfield, Inc. (a) (b)	6,024	124,697
Comtech Telecommunications Corp.	11,475	135,979
Digi International, Inc. (a)	12,500	171,875
EMCORE Corp.	13,561	117,981
Extreme Networks, Inc. (a)	50,414	253,582
Finisar Corp. (a) (b)	50,382	1,525,063
Harmonic, Inc. (a)	42,437	212,185
Infinera Corp. (a)	66,643	565,799
InterDigital, Inc.	16,024	1,463,792
Ixia (a)	28,748	462,843
Lumentum Holdings, Inc. (a)	24,695	954,462
NETGEAR, Inc. (a)	14,969	813,565
NetScout Systems, Inc. (a) (b)	43,077	1,356,925
Oclaro, Inc. (a)	49,350	441,683
Plantronics, Inc.	15,665	857,815
ShoreTel, Inc. (a)	28,961	207,071
Silicom, Ltd.	2,937	120,681
Sonus Networks, Inc. (a)	24,015	151,295
Ubiquiti Networks, Inc. (a)	12,458	720,072
ViaSat, Inc. (a)	24,578	1,627,555
Viavi Solutions, Inc. (a)	114,315	935,097

		16,284,772

Construction & Engineering—0.9%
Aegion Corp. (a)	17,495	414,632
Argan, Inc. (b)	6,140	433,177
Comfort Systems USA, Inc.	17,796	592,607
Dycom Industries, Inc. (a) (b)	14,939	1,199,452
EMCOR Group, Inc.	28,215	1,996,493
Granite Construction, Inc.	19,068	1,048,740
Great Lakes Dredge & Dock Corp. (a)	30,133	126,559
MasTec, Inc. (a)	32,059	1,226,257
MYR Group, Inc. (a)	6,874	259,012
NV5 Global, Inc. (a)	3,969	132,565
Orion Marine Group, Inc. (a)	14,333	142,613
Primoris Services Corp. (b)	17,845	406,509
Tutor Perini Corp. (a)	19,192	537,376

		8,515,992

Construction Materials—0.3%
Forterra, Inc. (a)	14,048	304,280
Headwaters, Inc. (a)	34,173	803,749
Summit Materials, Inc. - Class A (a)	37,470	891,411
U.S. Concrete, Inc. (a) (b)	7,217	472,713

		2,472,153

Consumer Finance—0.5%
Encore Capital Group, Inc. (a) (b)	12,804	366,835
Enova International, Inc. (a)	13,048	163,752
EZCORP, Inc. - Class A (a) (b)	25,543	272,033
FirstCash, Inc.	22,224	1,044,528
Green Dot Corp. - Class A (a)	21,594	508,539
LendingClub Corp. (a)	161,286	846,751
Nelnet, Inc. - Class A	9,125	463,094
PRA Group, Inc. (a) (b)	22,334	873,259
Regional Management Corp. (a) (b)	5,771	151,662
World Acceptance Corp. (a) (b)	3,560	228,837

		4,919,290

Containers & Packaging—0.1%
AEP Industries, Inc.	1,974	229,182
Greif, Inc. - Class A	12,112	621,467
Greif, Inc. - Class B	2,277	153,811
Multi Packaging Solutions International, Ltd. (a)	9,350	133,331
Myers Industries, Inc.	13,337	190,719

		1,328,510

Distributors—0.1%
Core-Mark Holding Co., Inc. (b)	22,876	985,269

Diversified Consumer Services—1.0%
American Public Education, Inc. (a)	8,921	219,011
Apollo Education Group, Inc. (a)	44,173	437,313
Bright Horizons Family Solutions, Inc. (a)	21,377	1,496,818
Capella Education Co.	5,633	494,577
Career Education Corp. (a)	35,115	354,310
Carriage Services, Inc. (b)	7,506	214,972
Chegg, Inc. (a) (b)	36,609	270,174

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
DeVry Education Group, Inc.	29,702	$926,702
Grand Canyon Education, Inc. (a) (b)	20,833	1,217,689
Houghton Mifflin Harcourt Co. (a)	59,125	641,506
K12, Inc. (a)	17,337	297,503
LifeLock, Inc. (a)	38,744	926,756
Regis Corp. (a)	18,180	263,974
Sotheby’s (a) (b)	23,893	952,375
Strayer Education, Inc. (a)	5,524	445,400
Weight Watchers International, Inc. (a) (b)	13,493	154,495

		9,313,575

Diversified Financial Services—0.1%
FNFV Group (a)	30,326	415,466
NewStar Financial, Inc. (a)	12,166	112,536
PICO Holdings, Inc. (a)	12,147	184,027

		712,029

Diversified Telecommunication Services—0.6%
ATN International, Inc.	4,754	380,938
Cincinnati Bell, Inc. (a)	19,517	436,205
Cogent Communications Holdings, Inc.	19,575	809,426
Consolidated Communications Holdings, Inc.	24,229	650,549
FairPoint Communications, Inc. (a)	11,602	216,957
General Communication, Inc. - Class A (a)	10,930	212,588
Globalstar, Inc. (a) (b)	221,510	349,986
IDT Corp. - Class B	8,438	156,440
Inteliquent, Inc.	16,025	367,293
Iridium Communications, Inc. (a) (b)	38,356	368,218
Lumos Networks Corp. (a)	8,396	131,146
ORBCOMM, Inc. (a)	31,662	261,845
pdvWireless, Inc. (a)	3,369	75,971
Straight Path Communications, Inc. - Class B (a) (b)	4,955	168,024
Vonage Holdings Corp. (a)	86,416	591,950
Windstream Holdings, Inc. (b)	47,088	345,155

		5,522,691

Electric Utilities—1.1%
ALLETE, Inc.	23,439	1,504,549
El Paso Electric Co.	18,779	873,224
Empire District Electric Co. (The)	19,878	677,641
IDACORP, Inc.	23,206	1,869,243
MGE Energy, Inc.	16,879	1,102,199
Otter Tail Corp. (b)	18,873	770,018
PNM Resources, Inc. (b)	38,721	1,328,130
Portland General Electric Co.	43,293	1,875,886

		10,000,890

Electrical Equipment—0.7%
Atkore International Group, Inc. (a)	6,426	153,646
AZZ, Inc.	12,522	800,156
Babcock & Wilcox Enterprises, Inc. (a)	22,628	375,398
Encore Wire Corp. (b)	10,537	456,779
Energous Corp. (a) (b)	7,743	130,470
EnerSys	21,009	1,640,803

Electrical Equipment—(Continued)
Generac Holdings, Inc. (a)	31,369	1,277,973
General Cable Corp.	24,951	475,316
LSI Industries, Inc.	10,801	105,202
Plug Power, Inc. (a) (b)	84,766	101,719
Powell Industries, Inc.	4,404	171,756
Sunrun, Inc. (a) (b)	34,164	181,411
Thermon Group Holdings, Inc. (a)	15,847	302,519
Vicor Corp. (a)	8,793	132,774

		6,305,922

Electronic Equipment, Instruments & Components—2.7%
Anixter International, Inc. (a)	13,642	1,105,684
AVX Corp.	21,871	341,844
Badger Meter, Inc. (b)	13,640	503,998
Belden, Inc.	19,822	1,482,091
Benchmark Electronics, Inc. (a)	24,418	744,749
Coherent, Inc. (a)	11,761	1,615,785
Control4 Corp. (a)	10,604	108,161
CTS Corp.	15,701	351,702
Daktronics, Inc. (b)	18,513	198,089
ePlus, Inc. (a)	2,743	315,994
Fabrinet (a) (b)	17,507	705,532
FARO Technologies, Inc. (a)	8,551	307,836
II-VI, Inc. (a)	29,121	863,438
Insight Enterprises, Inc. (a) (d)	17,579	710,895
InvenSense, Inc. (a)	39,596	506,433
Itron, Inc. (a)	16,214	1,019,050
Kimball Electronics, Inc. (a)	14,109	256,784
Knowles Corp. (a) (b)	43,119	720,518
Littelfuse, Inc.	10,673	1,619,841
Mesa Laboratories, Inc.	1,474	180,933
Methode Electronics, Inc.	17,959	742,605
MTS Systems Corp. (b)	7,482	424,229
Novanta, Inc. (a)	13,298	279,258
OSI Systems, Inc. (a)	8,490	646,259
Park Electrochemical Corp. (b)	10,569	197,112
PC Connection, Inc.	5,366	150,731
Plexus Corp. (a) (d)	15,422	833,405
Rogers Corp. (a) (b)	8,965	688,602
Sanmina Corp. (a)	35,180	1,289,347
ScanSource, Inc. (a)	12,162	490,737
SYNNEX Corp.	14,237	1,722,962
Tech Data Corp. (a)	16,978	1,437,697
TTM Technologies, Inc. (a) (b)	35,998	490,653
Universal Display Corp. (a)	20,124	1,132,981
Vishay Intertechnology, Inc. (b)	66,423	1,076,052
Vishay Precision Group, Inc. (a) (b)	6,515	123,133

		25,385,120

Energy Equipment & Services—1.2%
Archrock, Inc.	34,795	459,294
Atwood Oceanics, Inc. (b)	30,662	402,592
Bristow Group, Inc. (b)	17,044	349,061
Era Group, Inc. (a)	10,295	174,706
Exterran Corp. (a)	14,849	354,891
Fairmount Santrol Holdings, Inc. (a) (b)	44,533	525,044

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Forum Energy Technologies, Inc. (a)	29,182	$642,004
Geospace Technologies Corp. (a)	3,888	79,160
Helix Energy Solutions Group, Inc. (a)	51,612	455,218
Hornbeck Offshore Services, Inc. (a)	17,356	125,310
Matrix Service Co. (a)	14,196	322,249
McDermott International, Inc. (a)	116,414	860,299
Natural Gas Services Group, Inc. (a)	6,643	213,572
Newpark Resources, Inc. (a) (b)	44,365	332,738
Oil States International, Inc. (a) (b)	24,545	957,255
Parker Drilling Co. (a)	59,681	155,171
Pioneer Energy Services Corp. (a)	42,051	288,049
RigNet, Inc. (a)	7,269	168,277
SEACOR Holdings, Inc. (a)	7,977	568,601
Seadrill, Ltd. (a) (b)	188,659	643,327
Tesco Corp. (a)	19,926	164,390
TETRA Technologies, Inc. (a)	41,173	206,688
U.S. Silica Holdings, Inc. (b)	35,317	2,001,768
Unit Corp. (a)	24,655	662,480

		11,112,144

Equity Real Estate Investment Trusts—7.2%
Acadia Realty Trust (b)	38,553	1,259,912
Agree Realty Corp. (b)	11,290	519,905
Alexander’s, Inc.	1,029	439,249
American Assets Trust, Inc.	19,187	826,576
Armada Hoffler Properties, Inc.	19,662	286,475
Ashford Hospitality Prime, Inc.	14,521	198,212
Ashford Hospitality Trust, Inc.	39,201	304,200
Bluerock Residential Growth REIT, Inc.	9,427	129,338
CareTrust REIT, Inc. (b)	27,942	428,071
CatchMark Timber Trust, Inc. - Class A	19,002	213,963
CBL & Associates Properties, Inc. (b)	82,772	951,878
Cedar Realty Trust, Inc. (b)	37,954	247,840
Chatham Lodging Trust	18,798	386,299
Chesapeake Lodging Trust	28,075	726,020
City Office REIT, Inc. (b)	10,122	133,307
Colony Starwood Homes (b)	31,797	916,072
Community Healthcare Trust, Inc.	6,730	154,992
CorEnergy Infrastructure Trust, Inc. (b)	5,980	208,582
CoreSite Realty Corp. (b)	16,325	1,295,715
Cousins Properties, Inc. (b)	161,208	1,371,880
DiamondRock Hospitality Co.	92,371	1,065,038
DuPont Fabros Technology, Inc. (b)	36,270	1,593,341
Easterly Government Properties, Inc. (b)	16,288	326,086
EastGroup Properties, Inc. (b)	15,137	1,117,716
Education Realty Trust, Inc. (b)	35,414	1,498,012
FelCor Lodging Trust, Inc.	66,829	535,300
First Industrial Realty Trust, Inc.	56,517	1,585,302
First Potomac Realty Trust	27,829	305,284
Four Corners Property Trust, Inc. (b)	29,818	611,865
Franklin Street Properties Corp.	48,177	624,374
Geo Group, Inc. (The) (b)	35,110	1,261,502
Getty Realty Corp. (b)	13,449	342,815
Gladstone Commercial Corp. (b)	10,038	201,764
Global Net Lease, Inc. (b)	80,310	628,827
Government Properties Income Trust (b)	33,503	638,735
Gramercy Property Trust (b)	205,223	1,883,947

Equity Real Estate Investment Trusts—(Continued)
Healthcare Realty Trust, Inc.	55,310	1,676,999
Hersha Hospitality Trust	21,188	455,542
Hudson Pacific Properties, Inc.	51,064	1,776,006
Independence Realty Trust, Inc. (b)	27,689	246,986
InfraREIT, Inc.	19,986	357,949
Investors Real Estate Trust	56,725	404,449
iStar, Inc. (a)	31,393	388,331
Kite Realty Group Trust	38,990	915,485
LaSalle Hotel Properties	49,406	1,505,401
Lexington Realty Trust	112,246	1,212,257
LTC Properties, Inc. (b)	17,896	840,754
Mack-Cali Realty Corp.	43,539	1,263,502
MedEquities Realty Trust, Inc.	19,414	215,495
Medical Properties Trust, Inc. (b)	140,719	1,730,844
Monmouth Real Estate Investment Corp.	32,365	493,243
Monogram Residential Trust, Inc.	82,552	893,213
National Health Investors, Inc. (b)	17,654	1,309,397
National Storage Affiliates Trust (b)	17,510	386,446
New Senior Investment Group, Inc. (b)	40,485	396,348
New York REIT, Inc.	81,130	821,036
NexPoint Residential Trust, Inc.	9,072	202,669
NorthStar Realty Europe Corp. (b)	30,012	377,251
One Liberty Properties, Inc.	6,290	158,005
Parkway, Inc. (a)	20,151	448,360
Pebblebrook Hotel Trust (b)	33,791	1,005,282
Pennsylvania Real Estate Investment Trust	32,570	617,527
Physicians Realty Trust (b)	63,878	1,211,127
Potlatch Corp.	19,692	820,172
Preferred Apartment Communities, Inc. - Class A	11,149	166,232
PS Business Parks, Inc.	9,635	1,122,670
QTS Realty Trust, Inc. - Class A	22,822	1,133,112
RAIT Financial Trust	39,654	133,237
Ramco-Gershenson Properties Trust	37,976	629,642
Retail Opportunity Investments Corp.	52,344	1,106,029
Rexford Industrial Realty, Inc.	31,246	724,595
RLJ Lodging Trust	58,062	1,421,938
Ryman Hospitality Properties, Inc. (b)	20,440	1,287,924
Sabra Health Care REIT, Inc.	29,659	724,273
Saul Centers, Inc.	4,228	281,627
Select Income REIT	31,114	784,073
Seritage Growth Properties - Class A (b)	11,383	486,168
Silver Bay Realty Trust Corp.	16,953	290,574
STAG Industrial, Inc.	36,497	871,183
Summit Hotel Properties, Inc.	40,984	656,974
Sunstone Hotel Investors, Inc. (b)	105,917	1,615,234
Terreno Realty Corp.	20,992	598,062
Tier REIT, Inc.	22,342	388,527
UMH Properties, Inc.	11,462	172,503
Universal Health Realty Income Trust (b)	6,109	400,689
Urban Edge Properties (b)	43,765	1,203,975
Urstadt Biddle Properties, Inc. - Class A	13,207	318,421
Washington Prime Group, Inc.	90,826	945,499
Washington Real Estate Investment Trust	34,947	1,142,417
Whitestone REIT	14,069	202,312
Xenia Hotels & Resorts, Inc.	47,706	926,451

		67,082,811

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—0.6%
Andersons, Inc. (The) (b)	13,251	$592,320
Chefs’ Warehouse, Inc. (The) (a)	8,577	135,517
Ingles Markets, Inc. - Class A	6,173	296,921
Performance Food Group Co. (a)	18,393	441,432
Pricesmart, Inc. (b)	9,802	818,467
Smart & Final Stores, Inc. (a) (b)	12,072	170,215
SpartanNash Co.	16,917	668,898
SUPERVALU, Inc. (a)	122,481	571,986
United Natural Foods, Inc. (a) (b)	23,843	1,137,788
Village Super Market, Inc. - Class A	3,674	113,527
Weis Markets, Inc.	4,490	300,111

		5,247,182

Food Products—1.4%
AdvancePierre Foods Holdings, Inc. (b)	10,704	318,765
Amplify Snack Brands, Inc. (a) (b)	14,688	129,401
B&G Foods, Inc. (b)	31,647	1,386,139
Cal-Maine Foods, Inc. (b)	14,936	659,798
Calavo Growers, Inc.	7,353	451,474
Darling Ingredients, Inc. (a)	78,508	1,013,538
Dean Foods Co.	44,397	966,967
Farmer Bros Co. (a)	3,967	145,589
Fresh Del Monte Produce, Inc.	15,644	948,496
Freshpet, Inc. (a) (b)	10,616	107,752
J&J Snack Foods Corp.	6,995	933,343
John B Sanfilippo & Son, Inc.	4,642	326,750
Lancaster Colony Corp.	9,036	1,277,600
Landec Corp. (a)	14,010	193,338
Limoneira Co. (b)	6,121	131,663
Omega Protein Corp. (a) (b)	11,349	284,292
Sanderson Farms, Inc. (b)	9,453	890,851
Seaboard Corp. (a) (b)	132	521,663
Seneca Foods Corp. - Class A (a)	3,507	140,455
Snyder’s-Lance, Inc. (b)	39,103	1,499,209
Tootsie Roll Industries, Inc. (b)	9,390	373,253

		12,700,336

Gas Utilities—1.1%
Chesapeake Utilities Corp. (b)	6,975	466,976
New Jersey Resources Corp.	41,016	1,456,068
Northwest Natural Gas Co.	13,257	792,769
ONE Gas, Inc.	24,719	1,581,027
South Jersey Industries, Inc. (b)	37,607	1,266,980
Southwest Gas Corp.	22,906	1,755,058
Spire, Inc.	21,579	1,392,925
WGL Holdings, Inc. (b)	24,423	1,862,986

		10,574,789

Health Care Equipment & Supplies—3.0%
Abaxis, Inc. (b)	11,146	588,174
Accuray, Inc. (a) (b)	37,218	171,203
Analogic Corp.	6,383	529,470
AngioDynamics, Inc. (a)	13,423	226,446
Anika Therapeutics, Inc. (a) (b)	7,087	346,980
AtriCure, Inc. (a) (b)	16,270	318,404
Atrion Corp.	822	416,918

Health Care Equipment & Supplies—(Continued)
AxoGen, Inc. (a) (b)	13,718	123,462
Cantel Medical Corp.	16,951	1,334,891
Cardiovascular Systems, Inc. (a)	14,951	361,964
Cerus Corp. (a) (b)	58,326	253,718
ConforMIS, Inc. (a) (b)	19,621	158,930
CONMED Corp.	14,604	645,059
CryoLife, Inc. (a)	17,220	329,763
Cynosure, Inc. - Class A (a) (b)	11,463	522,713
Endologix, Inc. (a) (b)	44,063	252,040
Exactech, Inc. (a)	5,785	157,930
GenMark Diagnostics, Inc. (a)	19,362	236,991
Glaukos Corp. (a)	8,646	296,558
Globus Medical, Inc. - Class A (a) (b)	34,489	855,672
Haemonetics Corp. (a)	23,946	962,629
Halyard Health, Inc. (a)	23,074	853,277
ICU Medical, Inc. (a)	7,246	1,067,698
Inogen, Inc. (a)	7,470	501,760
Insulet Corp. (a) (b)	27,643	1,041,588
Integer Holdings Corp. (a)	15,275	449,849
Integra LifeSciences Holdings Corp. (a) (b)	14,525	1,246,100
Invacare Corp. (b)	15,930	207,886
K2M Group Holdings, Inc. (a) (b)	13,487	270,279
LeMaitre Vascular, Inc.	7,651	193,876
Masimo Corp. (a)	19,860	1,338,564
Meridian Bioscience, Inc.	22,552	399,170
Merit Medical Systems, Inc. (a)	21,638	573,407
Natus Medical, Inc. (a)	16,472	573,226
Neogen Corp. (a)	17,828	1,176,648
Nevro Corp. (a)	11,810	858,115
Novocure, Ltd. (a)	25,960	203,786
NuVasive, Inc. (a)	24,181	1,628,832
NxStage Medical, Inc. (a)	30,508	799,615
OraSure Technologies, Inc. (a)	29,491	258,931
Orthofix International NV (a)	9,598	347,256
Oxford Immunotec Global plc (a)	12,520	187,174
Penumbra, Inc. (a)	12,555	801,009
Quidel Corp. (a) (b)	13,903	297,802
Rockwell Medical, Inc. (a) (b)	30,372	198,937
Spectranetics Corp. (The) (a)	21,548	527,926
STAAR Surgical Co. (a)	19,419	210,696
SurModics, Inc. (a)	6,159	156,439
Utah Medical Products, Inc.	2,002	145,645
Vascular Solutions, Inc. (a)	8,462	474,718
Wright Medical Group NV (a) (b)	50,705	1,165,201
Zeltiq Aesthetics, Inc. (a) (b)	17,712	770,826

		28,016,151

Health Care Providers & Services—2.0%
Aceto Corp. (b)	15,842	348,049
Addus HomeCare Corp. (a)	4,191	146,895
Air Methods Corp. (a)	18,730	596,550
Almost Family, Inc. (a)	4,667	205,815
Amedisys, Inc. (a) (b)	13,972	595,626
AMN Healthcare Services, Inc. (a) (b)	23,983	922,146
BioTelemetry, Inc. (a) (b)	15,006	335,384
Capital Senior Living Corp. (a)	14,260	228,873

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Chemed Corp. (b)	7,919	$1,270,287
Civitas Solutions, Inc. (a)	6,456	128,474
Community Health Systems, Inc. (a) (b)	54,438	304,308
Corvel Corp. (a)	5,325	194,895
Cross Country Healthcare, Inc. (a)	16,495	257,487
Diplomat Pharmacy, Inc. (a)	22,308	281,081
Ensign Group, Inc. (The) (b)	24,374	541,347
HealthEquity, Inc. (a)	21,384	866,480
HealthSouth Corp. (b)	42,354	1,746,679
Healthways, Inc. (a) (b)	16,239	369,437
Kindred Healthcare, Inc. (b)	40,056	314,440
Landauer, Inc. (b)	5,165	248,437
LHC Group, Inc. (a)	6,847	312,908
Magellan Health, Inc. (a)	12,415	934,229
Molina Healthcare, Inc. (a)	21,194	1,149,986
National Healthcare Corp.	5,246	397,594
Owens & Minor, Inc.	31,238	1,102,389
PharMerica Corp. (a)	16,508	415,176
Providence Service Corp. (The) (a)	6,975	265,399
Quorum Health Corp. (a)	17,212	125,131
RadNet, Inc. (a)	21,044	135,734
Select Medical Holdings Corp. (a)	52,961	701,733
Surgery Partners, Inc. (a)	12,495	198,046
Surgical Care Affiliates, Inc. (a)	13,303	615,530
Team Health Holdings, Inc. (a) (b)	32,172	1,397,873
Teladoc, Inc. (a) (b)	11,307	186,566
Triple-S Management Corp. - Class B (a)	12,074	249,932
U.S. Physical Therapy, Inc.	6,011	421,972
Universal American Corp. (a)	21,072	209,666

		18,722,554

Health Care Technology—0.4%
Computer Programs & Systems, Inc. (b)	5,856	138,202
Cotiviti Holdings, Inc. (a) (b)	6,657	229,001
Evolent Health, Inc. - Class A (a)	7,002	103,630
HealthStream, Inc. (a) (b)	12,016	301,001
HMS Holdings Corp. (a) (b)	40,747	739,965
Medidata Solutions, Inc. (a)	26,132	1,297,976
Omnicell, Inc. (a)	16,746	567,689
Quality Systems, Inc. (a)	24,814	326,304
Vocera Communications, Inc. (a)	11,244	207,902

		3,911,670

Hotels, Restaurants & Leisure—2.9%
Belmond, Ltd. - Class A (a)	38,098	508,608
Biglari Holdings, Inc. (a)	528	249,850
BJ’s Restaurants, Inc. (a)	11,541	453,561
Bloomin’ Brands, Inc. (b)	47,353	853,775
Bob Evans Farms, Inc.	8,975	477,560
Boyd Gaming Corp. (a)	40,615	819,205
Buffalo Wild Wings, Inc. (a)	8,962	1,383,733
Caesars Acquisition Co. - Class A (a) (b)	23,146	312,471
Caesars Entertainment Corp. (a) (b)	25,824	219,504
Carrols Restaurant Group, Inc. (a)	17,458	266,235
Cheesecake Factory, Inc. (The) (b)	21,038	1,259,755
Churchill Downs, Inc.	6,613	994,926

Hotels, Restaurants & Leisure—(Continued)
Chuy’s Holdings, Inc. (a)	8,272	268,426
ClubCorp Holdings, Inc.	32,025	459,559
Cracker Barrel Old Country Store, Inc. (b)	9,084	1,516,846
Dave & Buster’s Entertainment, Inc. (a)	18,558	1,044,815
Del Frisco’s Restaurant Group, Inc. (a)	12,052	204,884
Del Taco Restaurants, Inc. (a)	10,164	143,516
Denny’s Corp. (a)	39,857	511,365
DineEquity, Inc.	8,597	661,969
El Pollo Loco Holdings, Inc. (a)	10,816	133,037
Eldorado Resorts, Inc. (a) (b)	14,157	239,961
Fiesta Restaurant Group, Inc. (a) (b)	13,371	399,124
Habit Restaurants, Inc. (The) - Class A (a)	7,281	125,597
ILG, Inc.	53,999	981,162
International Speedway Corp. - Class A	12,935	476,008
Intrawest Resorts Holdings, Inc. (a)	8,831	157,633
Isle of Capri Casinos, Inc. (a)	12,013	296,601
Jack in the Box, Inc.	15,472	1,727,294
La Quinta Holdings, Inc. (a)	43,635	620,053
Marcus Corp. (The)	9,550	300,825
Marriott Vacations Worldwide Corp. (b)	10,700	907,895
Monarch Casino & Resort, Inc. (a)	5,265	135,732
Papa John’s International, Inc. (b)	13,488	1,154,303
Penn National Gaming, Inc. (a)	32,560	449,002
Pinnacle Entertainment, Inc. (a)	28,622	415,019
Planet Fitness, Inc. - Class A	13,067	262,647
Popeyes Louisiana Kitchen, Inc. (a) (b)	9,453	571,717
Potbelly Corp. (a)	12,520	161,508
Red Robin Gourmet Burgers, Inc. (a)	5,863	330,673
Red Rock Resorts, Inc. - Class A	13,488	312,787
Ruth’s Hospitality Group, Inc.	17,912	327,790
Scientific Games Corp. - Class A (a) (b)	23,377	327,278
SeaWorld Entertainment, Inc. (b)	32,101	607,672
Shake Shack, Inc. - Class A (a) (b)	7,924	283,600
Sonic Corp. (b)	20,556	544,940
Speedway Motorsports, Inc.	7,078	153,380
Texas Roadhouse, Inc.	31,030	1,496,887
Wingstop, Inc. (b)	8,064	238,614
Zoe’s Kitchen, Inc. (a) (b)	9,191	220,492

		26,969,794

Household Durables—1.2%
Bassett Furniture Industries, Inc.	5,374	163,370
Beazer Homes USA, Inc. (a)	13,700	182,210
Cavco Industries, Inc. (a) (b)	4,452	444,532
Century Communities, Inc. (a)	7,561	158,781
CSS Industries, Inc.	4,201	113,721
Ethan Allen Interiors, Inc.	12,159	448,059
Flexsteel Industries, Inc.	3,005	185,318
GoPro, Inc. - Class A (a) (b)	49,877	434,429
Green Brick Partners, Inc. (a)	12,508	125,705
Helen of Troy, Ltd. (a)	13,453	1,136,106
Hooker Furniture Corp.	5,444	206,600
Hovnanian Enterprises, Inc. - Class A (a) (b)	60,910	166,284
Installed Building Products, Inc. (a)	9,469	391,070
iRobot Corp. (a) (b)	12,468	728,755
KB Home (b)	41,097	649,744

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
La-Z-Boy, Inc.	24,718	$767,494
LGI Homes, Inc. (a) (b)	8,210	235,873
Libbey, Inc.	10,247	199,407
M/I Homes, Inc. (a) (b)	12,868	324,016
MDC Holdings, Inc.	20,862	535,319
Meritage Homes Corp. (a) (b)	18,033	627,548
NACCO Industries, Inc. - Class A	2,176	197,037
Taylor Morrison Home Corp. - Class A (a)	15,532	299,146
TopBuild Corp. (a) (b)	18,904	672,982
TRI Pointe Group, Inc. (a) (b)	69,898	802,429
Universal Electronics, Inc. (a) (b)	7,461	481,608
WCI Communities, Inc. (a)	11,203	262,710
William Lyon Homes - Class A (a) (b)	12,315	234,355

		11,174,608

Household Products—0.3%
Central Garden and Pet Co. (a)	4,446	147,118
Central Garden and Pet Co. - Class A (a)	16,480	509,232
HRG Group, Inc. (a)	58,164	905,032
Orchids Paper Products Co. (b)	5,348	140,011
WD-40 Co. (b)	6,750	789,075

		2,490,468

Independent Power and Renewable Electricity Producers—0.5%
Atlantic Power Corp. (a)	57,898	144,745
Atlantica Yield plc	28,653	554,435
Dynegy, Inc. (a) (b)	59,317	501,822
NRG Yield, Inc. - Class A	16,087	247,096
NRG Yield, Inc. - Class C	29,107	459,891
Ormat Technologies, Inc.	18,869	1,011,756
Pattern Energy Group, Inc.	30,133	572,226
TerraForm Global, Inc. - Class A (a)	51,489	203,381
TerraForm Power, Inc. - Class A (a) (b)	44,539	570,545

		4,265,897

Industrial Conglomerates—0.1%
Raven Industries, Inc.	18,658	470,182

Insurance—2.3%
Ambac Financial Group, Inc. (a)	22,444	504,990
American Equity Investment Life Holding Co.	41,683	939,535
AMERISAFE, Inc.	9,298	579,730
Argo Group International Holdings, Ltd.	14,148	932,353
Baldwin & Lyons, Inc. - Class B	4,133	104,152
Citizens, Inc. (a) (b)	22,172	217,729
CNO Financial Group, Inc.	86,562	1,657,662
EMC Insurance Group, Inc.	3,800	114,038
Employers Holdings, Inc.	14,789	585,644
Enstar Group, Ltd. (a)	5,573	1,101,782
FBL Financial Group, Inc. - Class A	4,790	374,339
Federated National Holding Co.	5,884	109,972
Fidelity & Guaranty Life (b)	4,816	114,139
Genworth Financial, Inc. - Class A (a)	246,697	939,916
Global Indemnity, Ltd. (a)	3,335	127,430
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	319,154
HCI Group, Inc.	3,077	121,480

Insurance—(Continued)
Heritage Insurance Holdings, Inc. (b)	11,792	184,781
Horace Mann Educators Corp. (b)	18,978	812,258
Infinity Property & Casualty Corp.	5,597	491,976
Investors Title Co.	748	118,319
James River Group Holdings, Ltd.	7,276	302,318
Kemper Corp. (b)	18,020	798,286
Maiden Holdings, Ltd. (b)	33,144	578,363
MBIA, Inc. (a) (b)	65,336	699,095
National General Holdings Corp.	23,963	598,835
National Western Life Group, Inc. - Class A	1,054	327,583
Navigators Group, Inc. (The)	5,559	654,572
OneBeacon Insurance Group, Ltd. - Class A	11,496	184,511
Primerica, Inc. (b)	22,155	1,532,018
RLI Corp.	18,544	1,170,683
Safety Insurance Group, Inc.	6,815	502,266
Selective Insurance Group, Inc. (b)	26,789	1,153,267
State Auto Financial Corp. (b)	7,940	212,871
State National Cos., Inc.	15,205	210,741
Stewart Information Services Corp. (b)	11,286	520,059
Third Point Reinsurance, Ltd. (a)	32,322	373,319
Trupanion, Inc. (a) (b)	8,141	126,348
United Fire Group, Inc.	9,677	475,818
United Insurance Holdings Corp.	8,654	131,022
Universal Insurance Holdings, Inc. (b)	17,550	498,420
WMIH Corp. (a)	88,867	137,744

		21,639,518

Internet & Direct Marketing Retail—0.5%
1-800-Flowers.com, Inc. - Class A (a)	13,330	142,631
Blue Nile, Inc.	6,605	268,361
Duluth Holdings, Inc. - Class B (a) (b)	4,134	105,004
Etsy, Inc. (a)	51,942	611,877
FTD Cos., Inc. (a) (b)	9,600	228,864
HSN, Inc.	14,279	489,770
Lands’ End, Inc. (a) (b)	8,472	128,351
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	523,785
Nutrisystem, Inc.	14,262	494,178
Overstock.com, Inc. (a)	6,439	112,682
PetMed Express, Inc. (b)	11,281	260,253
Shutterfly, Inc. (a)	17,108	858,479
Wayfair, Inc. - Class A (a) (b)	15,513	543,731

		4,767,966

Internet Software & Services—2.1%
2U, Inc. (a)	18,127	546,529
Actua Corp. (a)	20,148	282,072
Alarm.com Holdings, Inc. (a)	5,307	147,694
Angie’s List, Inc. (a) (b)	21,237	174,781
Bankrate, Inc. (a)	20,088	221,972
Bazaarvoice, Inc. (a)	41,849	202,968
Benefitfocus, Inc. (a) (b)	6,419	190,644
Blucora, Inc. (a)	20,338	299,985
Box, Inc. - Class A (a) (b)	24,267	336,341
Brightcove, Inc. (a)	16,995	136,810
Carbonite, Inc. (a)	9,317	152,799
ChannelAdvisor Corp. (a)	10,403	149,283

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Cimpress NV (a)	12,234	$1,120,757
comScore, Inc. (a)	23,234	733,730
Cornerstone OnDemand, Inc. (a)	24,008	1,015,778
Coupa Software, Inc. (a) (b)	7,914	197,929
DHI Group, Inc. (a)	21,586	134,913
EarthLink Holdings Corp.	48,787	275,159
Endurance International Group Holdings, Inc. (a) (b)	27,384	254,671
Envestnet, Inc. (a)	20,207	712,297
Five9, Inc. (a)	16,631	235,994
Gogo, Inc. (a) (b)	27,419	252,803
GrubHub, Inc. (a)	39,224	1,475,607
GTT Communications, Inc. (a)	11,597	333,414
Hortonworks, Inc. (a) (b)	20,178	167,679
IntraLinks Holdings, Inc. (a)	20,583	278,282
j2 Global, Inc. (b)	22,619	1,850,234
Liquidity Services, Inc. (a)	13,611	132,707
LivePerson, Inc. (a) (b)	29,330	221,442
LogMeIn, Inc.	12,270	1,184,668
MeetMe, Inc. (a) (b)	21,638	106,675
MINDBODY, Inc. - Class A (a) (b)	7,507	159,899
New Relic, Inc. (a)	10,856	306,682
NIC, Inc. (b)	29,109	695,705
Q2 Holdings, Inc. (a) (b)	12,619	364,058
Quotient Technology, Inc. (a)	29,125	313,094
RetailMeNot, Inc. (a)	18,130	168,609
Shutterstock, Inc. (a) (b)	9,230	438,610
SPS Commerce, Inc. (a) (b)	7,550	527,669
Stamps.com, Inc. (a) (b)	7,949	911,353
TrueCar, Inc. (a) (b)	23,179	289,738
Web.com Group, Inc. (a)	20,520	433,998
WebMD Health Corp. (a) (b)	17,955	890,029
Xactly Corp. (a)	11,677	128,447
XO Group, Inc. (a)	11,305	219,882

		19,374,390

IT Services—2.0%
Acxiom Corp. (a)	37,591	1,007,439
Blackhawk Network Holdings, Inc. (a)	27,022	1,018,054
CACI International, Inc. - Class A (a) (d)	11,262	1,399,867
Cardtronics plc - Class A (a) (b)	22,064	1,204,032
Cass Information Systems, Inc. (b)	5,928	436,123
Convergys Corp. (b)	42,882	1,053,182
CSG Systems International, Inc.	15,258	738,487
Datalink Corp. (a)	10,297	115,944
EPAM Systems, Inc. (a)	22,354	1,437,586
EVERTEC, Inc.	30,384	539,316
ExlService Holdings, Inc. (a)	15,842	799,070
Forrester Research, Inc.	5,782	248,337
Hackett Group, Inc. (The)	13,330	235,408
Lionbridge Technologies, Inc. (a)	31,361	181,894
ManTech International Corp. - Class A	12,440	525,590
MAXIMUS, Inc.	31,383	1,750,858
MoneyGram International, Inc. (a)	14,692	173,512
NeuStar, Inc. - Class A (a)	26,451	883,463
Perficient, Inc. (a)	17,369	303,784

IT Services—(Continued)
Science Applications International Corp.	19,917	1,688,962
ServiceSource International, Inc. (a)	29,419	167,100
Sykes Enterprises, Inc. (a)	18,634	537,777
Syntel, Inc. (b)	14,931	295,484
TeleTech Holdings, Inc.	7,377	224,998
Travelport Worldwide, Ltd.	56,729	799,879
Unisys Corp. (a) (b)	26,228	392,109
Virtusa Corp. (a) (b)	11,780	295,914

		18,454,169

Leisure Products—0.2%
Acushnet Holdings Corp. (a) (b)	15,630	308,067
Arctic Cat, Inc. (a) (b)	7,064	106,101
Callaway Golf Co.	46,706	511,898
Malibu Boats, Inc. - Class A (a) (b)	8,768	167,293
Nautilus, Inc. (a) (b)	16,328	302,068
Smith & Wesson Holding Corp. (a)	25,637	540,428
Sturm Ruger & Co., Inc. (b)	8,538	449,953

		2,385,808

Life Sciences Tools & Services—0.6%
Accelerate Diagnostics, Inc. (a) (b)	11,348	235,471
Albany Molecular Research, Inc. (a) (b)	12,484	234,200
Cambrex Corp. (a)	15,180	818,961
Enzo Biochem, Inc. (a)	21,985	152,576
Fluidigm Corp. (a) (b)	16,732	121,809
INC Research Holdings, Inc. - Class A (a)	20,394	1,072,724
Luminex Corp. (a)	18,901	382,367
Medpace Holdings, Inc. (a)	4,563	164,587
NanoString Technologies, Inc. (a)	7,907	176,326
NeoGenomics, Inc. (a)	26,497	227,079
Pacific Biosciences of California, Inc. (a)	40,732	154,782
PAREXEL International Corp. (a) (b)	25,369	1,667,251
PRA Health Sciences, Inc. (a)	12,050	664,196

		6,072,329

Machinery—3.5%
Actuant Corp. - Class A (b)	28,401	737,006
Alamo Group, Inc.	4,629	352,267
Albany International Corp. - Class A	14,147	655,006
Altra Industrial Motion Corp. (b)	13,385	493,907
American Railcar Industries, Inc. (b)	4,708	213,225
Astec Industries, Inc.	9,004	607,410
Barnes Group, Inc.	23,751	1,126,272
Briggs & Stratton Corp.	21,617	481,194
Chart Industries, Inc. (a) (b)	15,307	551,358
CIRCOR International, Inc. (b)	7,291	473,040
CLARCOR, Inc.	23,160	1,910,005
Columbus McKinnon Corp.	10,074	272,401
DMC Global, Inc.	7,215	114,358
Douglas Dynamics, Inc.	9,877	332,361
Energy Recovery, Inc. (a) (b)	17,996	186,259
EnPro Industries, Inc.	9,829	662,081
ESCO Technologies, Inc.	12,540	710,391
Federal Signal Corp.	29,548	461,244
Franklin Electric Co., Inc.	21,104	820,946

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Global Brass & Copper Holdings, Inc.	11,099	$380,696
Gorman-Rupp Co. (The) (b)	7,300	225,935
Graham Corp.	5,130	113,630
Greenbrier Cos., Inc. (The) (b)	12,008	498,932
Harsco Corp.	37,700	512,720
Hillenbrand, Inc.	27,246	1,044,884
Hyster-Yale Materials Handling, Inc.	4,976	317,320
John Bean Technologies Corp.	13,616	1,170,295
Joy Global, Inc.	48,075	1,346,100
Kadant, Inc.	5,766	352,879
Kennametal, Inc.	38,584	1,206,136
Lindsay Corp. (b)	4,595	342,833
Lydall, Inc. (a)	8,342	515,953
Manitowoc Co., Inc. (The) (a)	63,397	379,114
Meritor, Inc. (a)	43,321	538,047
Milacron Holdings Corp. (a)	6,533	121,710
Miller Industries, Inc.	5,680	150,236
Mueller Industries, Inc.	26,115	1,043,555
Mueller Water Products, Inc. - Class A	76,369	1,016,471
Navistar International Corp. (a)	23,914	750,182
NN, Inc. (b)	12,696	241,859
Proto Labs, Inc. (a)	12,094	621,027
RBC Bearings, Inc. (a) (b)	10,876	1,009,402
Rexnord Corp. (a)	40,317	789,810
SPX Corp. (a)	20,781	492,925
SPX FLOW, Inc. (a)	17,419	558,453
Standex International Corp.	6,262	550,117
Sun Hydraulics Corp.	10,558	422,003
Tennant Co.	8,929	635,745
Titan International, Inc.	22,706	254,534
TriMas Corp. (a)	22,514	529,079
Wabash National Corp. (a) (b)	32,109	507,964
Watts Water Technologies, Inc. - Class A	13,118	855,294
Woodward, Inc.	25,737	1,777,140

		32,433,711

Marine—0.1%
Matson, Inc.	20,127	712,295
Scorpio Bulkers, Inc. (a)	29,948	151,237

		863,532

Media—1.5%
AMC Entertainment Holdings, Inc. - Class A	13,809	464,673
Central European Media Enterprises, Ltd. - Class A (a) (b)	41,350	105,443
Daily Journal Corp. (a) (b)	598	144,596
Entercom Communications Corp. - Class A	14,538	222,431
Entravision Communications Corp. - Class A (b)	29,645	207,515
Eros International plc (a) (b)	13,360	174,348
EW Scripps Co. (The) - Class A (a) (b)	29,695	574,004
Gannett Co., Inc.	57,579	559,092
Global Eagle Entertainment, Inc. (a)	28,412	183,542
Gray Television, Inc. (a)	30,714	333,247
IMAX Corp. (a)	28,090	882,026
Liberty Braves Group - Class C (a)	16,010	329,646

Media—(Continued)
Liberty Media Corp.-Liberty Media - Class C (a)	22,971	719,682
Liberty Media Corp.-Liberty Media - Class A (a)	11,738	367,986
Loral Space & Communications, Inc. (a) (b)	6,669	273,763
MDC Partners, Inc. - Class A	25,380	166,239
Media General, Inc. (a)	53,348	1,004,543
Meredith Corp. (b)	18,346	1,085,166
MSG Networks, Inc. - Class A (a)	29,478	633,777
National CineMedia, Inc. (b)	31,052	457,396
New Media Investment Group, Inc.	22,310	356,737
New York Times Co. (The) - Class A (b)	58,218	774,299
Nexstar Broadcasting Group, Inc. - Class A (b)	14,830	938,739
Reading International, Inc. - Class A (a)	8,504	141,166
Scholastic Corp.	12,129	576,006
Sinclair Broadcast Group, Inc. - Class A	30,881	1,029,881
Time, Inc.	50,189	895,874
tronc, Inc.	14,706	203,972
World Wrestling Entertainment, Inc. - Class A (b)	18,113	333,279

		14,139,068

Metals & Mining—1.3%
AK Steel Holding Corp. (a) (b)	148,008	1,511,162
Allegheny Technologies, Inc. (b)	52,856	841,996
Carpenter Technology Corp. (b)	20,845	753,964
Century Aluminum Co. (a)	24,781	212,125
Cliffs Natural Resources, Inc. (a) (b)	106,868	898,760
Coeur Mining, Inc. (a)	85,970	781,467
Commercial Metals Co. (b)	53,553	1,166,384
Ferroglobe plc (b)	31,634	342,596
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	31,634	0
Haynes International, Inc. (b)	6,653	286,013
Hecla Mining Co.	185,576	972,418
Kaiser Aluminum Corp.	8,616	669,377
Materion Corp.	9,498	376,121
Olympic Steel, Inc.	4,783	115,892
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	347,695
Stillwater Mining Co. (a)	56,563	911,230
SunCoke Energy, Inc. (b)	27,008	306,271
TimkenSteel Corp. (a) (b)	18,629	288,377
Worthington Industries, Inc.	21,960	1,041,782

		11,823,630

Mortgage Real Estate Investment Trusts—1.0%
AG Mortgage Investment Trust, Inc.	14,345	245,443
Altisource Residential Corp. (b)	26,537	292,968
Anworth Mortgage Asset Corp.	49,995	258,474
Apollo Commercial Real Estate Finance, Inc.	35,624	592,071
Ares Commercial Real Estate Corp.	11,438	157,044
ARMOUR Residential REIT, Inc. (b)	16,682	361,833
Capstead Mortgage Corp.	44,863	457,154
Colony Capital, Inc. - Class A (b)	52,740	1,067,985
CYS Investments, Inc.	74,681	577,284
Dynex Capital, Inc.	26,422	180,198

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	20,919	$397,252
Invesco Mortgage Capital, Inc. (b)	55,256	806,738
Ladder Capital Corp.	20,669	283,579
Mortgage Investment Corp. (b)	23,775	373,267
New Residential Investment Corp.	117,072	1,840,372
New York Mortgage Trust, Inc. (b)	51,471	339,709
Orchid Island Capital, Inc. (b)	11,326	122,661
PennyMac Mortgage Investment Trust	29,655	485,452
Redwood Trust, Inc. (b)	39,826	605,753
Resource Capital Corp. (b)	16,059	133,771
Western Asset Mortgage Capital Corp.	20,929	210,755

		9,789,763

Multi-Utilities—0.5%
Avista Corp.	30,657	1,225,973
Black Hills Corp.	24,978	1,532,150
NorthWestern Corp.	23,557	1,339,687
Unitil Corp.	7,429	336,831

		4,434,641

Multiline Retail—0.2%
Big Lots, Inc. (b)	21,721	1,090,611
Fred’s, Inc. - Class A (b)	16,936	314,332
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	10,284	292,580
Tuesday Morning Corp. (a)	21,822	117,839

		1,815,362

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (a)	72,356	185,955
Alon USA Energy, Inc.	18,417	209,585
Bill Barrett Corp. (a)	16,588	115,950
California Resources Corp. (a) (b)	16,775	357,140
Callon Petroleum Co. (a)	70,686	1,086,444
Carrizo Oil & Gas, Inc. (a)	29,574	1,104,589
Clayton Williams Energy, Inc. (a) (b)	3,063	365,293
Clean Energy Fuels Corp. (a) (b)	51,916	148,480
Cobalt International Energy, Inc. (a) (b)	207,968	253,721
Contango Oil & Gas Co. (a)	13,006	121,476
CVR Energy, Inc. (b)	8,864	225,057
Delek U.S. Holdings, Inc.	30,748	740,104
Denbury Resources, Inc. (a)	174,216	641,115
DHT Holdings, Inc.	44,160	182,822
EP Energy Corp. - Class A (a) (b)	20,652	135,271
Evolution Petroleum Corp.	14,189	141,890
Frontline, Ltd. (b)	32,746	232,824
GasLog, Ltd. (b)	20,748	334,043
Golar LNG, Ltd.	44,104	1,011,746
Green Plains, Inc.	17,956	500,075
International Seaways, Inc. (a)	7,786	109,315
Jones Energy, Inc. - Class A (a) (b)	33,852	169,260
Matador Resources Co. (a)	37,202	958,324
Nordic American Tankers, Ltd. (b)	48,340	406,056
Oasis Petroleum, Inc. (a) (b)	112,465	1,702,720
Pacific Ethanol, Inc. (a)	17,367	164,986
Panhandle Oil and Gas, Inc. - Class A (b)	7,855	184,985

Oil, Gas & Consumable Fuels—(Continued)
Par Pacific holdings, Inc. (a) (b)	16,282	236,740
PDC Energy, Inc. (a)	25,753	1,869,153
Renewable Energy Group, Inc. (a) (b)	22,727	220,452
REX American Resources Corp. (a)	2,989	295,164
Ring Energy, Inc. (a)	19,854	257,903
RSP Permian, Inc. (a)	47,196	2,105,885
Sanchez Energy Corp. (a)	30,771	277,862
Scorpio Tankers, Inc.	83,337	377,517
SemGroup Corp. - Class A (b)	32,021	1,336,877
Ship Finance International, Ltd. (b)	28,428	422,156
Synergy Resources Corp. (a) (b)	91,847	818,357
Teekay Corp.	22,735	182,562
Teekay Tankers, Ltd. - Class A	53,596	121,127
Western Refining, Inc.	36,954	1,398,709
Westmoreland Coal Co. (a)	9,538	168,536

		21,878,226

Paper & Forest Products—0.6%
Boise Cascade Co. (a)	18,411	414,247
Clearwater Paper Corp. (a) (b)	7,836	513,650
Deltic Timber Corp. (b)	5,314	409,550
KapStone Paper and Packaging Corp. (b)	39,372	868,153
Louisiana-Pacific Corp. (a)	69,948	1,324,116
Neenah Paper, Inc.	7,745	659,874
PH Glatfelter Co. (b)	21,278	508,331
Schweitzer-Mauduit International, Inc.	14,898	678,306

		5,376,227

Personal Products—0.3%
Avon Products, Inc.	215,512	1,086,180
elf Beauty, Inc. (a) (b)	8,102	234,472
Inter Parfums, Inc.	8,191	268,255
Medifast, Inc.	5,660	235,626
Nutraceutical International Corp.	4,388	153,361
Revlon, Inc. - Class A (a) (b)	6,172	179,914
USANA Health Sciences, Inc. (a)	5,606	343,087

		2,500,895

Pharmaceuticals—1.5%
Aclaris Therapeutics, Inc. (a)	5,550	150,627
Aerie Pharmaceuticals, Inc. (a)	14,203	537,584
Amphastar Pharmaceuticals, Inc. (a) (b)	18,205	335,336
ANI Pharmaceuticals, Inc. (a)	3,945	239,146
Aratana Therapeutics, Inc. (a)	17,356	124,616
Catalent, Inc. (a)	48,749	1,314,273
Cempra, Inc. (a) (b)	20,861	58,411
Collegium Pharmaceutical, Inc. (a) (b)	7,456	116,090
Corcept Therapeutics, Inc. (a)	39,100	283,866
Depomed, Inc. (a) (b)	31,379	565,450
Dermira, Inc. (a)	12,436	377,184
Heska Corp. (a)	3,277	234,633
Horizon Pharma plc (a)	78,756	1,274,272
Impax Laboratories, Inc. (a)	35,866	475,224
Innoviva, Inc. (a) (b)	40,393	432,205
Intersect ENT, Inc. (a)	11,434	138,351
Intra-Cellular Therapies, Inc. (a) (b)	16,993	256,424

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Lannett Co., Inc. (a) (b)	12,710	$280,255
Medicines Co. (The) (a) (b)	32,038	1,087,370
Nektar Therapeutics (a)	69,236	849,526
Omeros Corp. (a) (b)	18,771	186,208
Pacira Pharmaceuticals, Inc. (a)	17,459	563,926
Paratek Pharmaceuticals, Inc. (a)	7,167	110,372
Phibro Animal Health Corp. - Class A	9,993	292,795
Prestige Brands Holdings, Inc. (a)	25,686	1,338,241
Revance Therapeutics, Inc. (a) (b)	8,949	185,244
Sciclone Pharmaceuticals, Inc. (a)	27,839	300,661
Sucampo Pharmaceuticals, Inc. - Class A (a) (b)	12,005	162,668
Supernus Pharmaceuticals, Inc. (a)	23,502	593,425
Teligent, Inc. (a) (b)	28,000	185,080
TherapeuticsMD, Inc. (a) (b)	70,014	403,981
Theravance Biopharma, Inc. (a) (b)	19,690	627,717
WAVE Life Sciences, Ltd. (a) (b)	4,065	106,300
Zogenix, Inc. (a) (b)	12,033	146,201

		14,333,662

Professional Services—1.3%
Acacia Research Corp. (a)	26,966	175,279
Advisory Board Co. (The) (a) (b)	20,097	668,225
Barrett Business Services, Inc.	3,858	247,298
CBIZ, Inc. (a)	24,387	334,102
CEB, Inc.	15,566	943,300
CRA International, Inc.	4,868	178,169
Exponent, Inc.	12,398	747,599
Franklin Covey Co. (a)	5,529	111,409
FTI Consulting, Inc. (a)	19,255	868,015
GP Strategies Corp. (a)	5,793	165,680
Heidrick & Struggles International, Inc.	9,634	232,661
Huron Consulting Group, Inc. (a)	10,356	524,531
ICF International, Inc. (a)	8,868	489,514
Insperity, Inc. (b)	7,461	529,358
Kelly Services, Inc. - Class A	14,944	342,516
Kforce, Inc.	12,692	293,185
Korn/Ferry International	28,161	828,778
Mistras Group, Inc. (a)	8,222	211,141
Navigant Consulting, Inc. (a)	21,686	567,740
On Assignment, Inc. (a) (b)	24,181	1,067,833
Resources Connection, Inc. (b)	17,930	345,153
RPX Corp. (a)	26,264	283,651
TriNet Group, Inc. (a)	19,326	495,132
TrueBlue, Inc. (a)	19,573	482,474
WageWorks, Inc. (a) (b)	17,251	1,250,698

		12,383,441

Real Estate Management & Development—0.5%
Alexander & Baldwin, Inc.	22,995	1,031,786
Altisource Portfolio Solutions S.A. (a) (b)	6,754	179,589
Consolidated-Tomoka Land Co.	2,461	131,467
Forestar Group, Inc. (a)	17,933	238,509
FRP Holdings, Inc. (a)	3,389	127,765
HFF, Inc. - Class A	17,641	533,640
Kennedy-Wilson Holdings, Inc.	38,983	799,151

Real Estate Management & Development—(Continued)
Marcus & Millichap, Inc. (a)	6,463	172,691
RE/MAX Holdings, Inc. - Class A (b)	8,877	497,112
RMR Group, Inc. (The) - Class A	3,481	137,500
St. Joe Co. (The) (a)	25,487	484,253
Stratus Properties, Inc. (a)	3,293	107,846
Tejon Ranch Co. (a)	7,566	192,403

		4,633,712

Road & Rail—0.5%
ArcBest Corp.	12,815	354,335
Celadon Group, Inc. (b)	14,521	103,825
Covenant Transportation Group, Inc. - Class A (a) (b)	5,776	111,708
Heartland Express, Inc. (b)	22,410	456,268
Knight Transportation, Inc.	32,744	1,082,189
Marten Transport, Ltd.	11,626	270,886
Roadrunner Transportation Systems, Inc. (a)	13,855	143,953
Saia, Inc. (a)	11,835	522,515
Swift Transportation Co. (a) (b)	36,623	892,136
Werner Enterprises, Inc. (b)	22,043	594,059
YRC Worldwide, Inc. (a)	14,785	196,345

		4,728,219

Semiconductors & Semiconductor Equipment—3.8%
Acacia Communications, Inc. (a) (b)	2,652	163,761
Advanced Energy Industries, Inc. (a)	19,555	1,070,636
Advanced Micro Devices, Inc. (a)	359,193	4,073,249
Alpha & Omega Semiconductor, Ltd. (a)	10,203	217,018
Ambarella, Inc. (a) (b)	15,830	856,878
Amkor Technology, Inc. (a)	46,149	486,872
Applied Micro Circuits Corp. (a)	37,494	309,325
Axcelis Technologies, Inc. (a)	13,934	202,740
Brooks Automation, Inc.	32,611	556,670
Cabot Microelectronics Corp.	11,541	729,045
Cavium, Inc. (a) (b)	29,819	1,861,898
Ceva, Inc. (a) (b)	9,018	302,554
Cirrus Logic, Inc. (a)	28,876	1,632,649
Cohu, Inc.	11,848	164,687
Diodes, Inc. (a) (b)	18,315	470,146
DSP Group, Inc. (a)	11,248	146,786
Entegris, Inc. (a)	65,120	1,165,648
Exar Corp. (a) (d)	20,123	216,926
FormFactor, Inc. (a) (b) (d)	31,704	355,080
Inphi Corp. (a) (b)	19,424	866,699
Integrated Device Technology, Inc. (a)	64,575	1,521,387
Intersil Corp. - Class A	65,364	1,457,617
IXYS Corp.	13,771	163,875
Lattice Semiconductor Corp. (a)	55,774	410,497
MACOM Technology Solutions Holdings, Inc. (a) (b)	10,997	508,941
MaxLinear, Inc. - Class A (a)	26,699	582,038
Microsemi Corp. (a)	53,406	2,882,322
MKS Instruments, Inc.	25,868	1,536,559
Monolithic Power Systems, Inc. (b)	18,931	1,551,017
Nanometrics, Inc. (a)	12,771	320,041
NeoPhotonics Corp. (a)	14,422	155,902

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
NVE Corp.	2,605	$186,075
PDF Solutions, Inc. (a) (b)	13,631	307,379
Photronics, Inc. (a)	30,362	343,091
Power Integrations, Inc.	13,771	934,362
Rambus, Inc. (a) (b)	49,965	688,018
Rudolph Technologies, Inc. (a)	13,085	305,535
Semtech Corp. (a)	29,669	936,057
Silicon Laboratories, Inc. (a)	19,814	1,287,910
Synaptics, Inc. (a)	17,366	930,470
Tessera Holding Corp. (b)	24,436	1,080,071
Ultra Clean Holdings, Inc. (a)	16,793	162,892
Ultratech, Inc. (a)	9,957	238,769
Veeco Instruments, Inc. (a)	20,425	595,389
Xcerra Corp. (a)	26,473	202,254

		35,137,735

Software—3.4%
8x8, Inc. (a)	41,065	587,230
A10 Networks, Inc. (a)	21,727	180,551
ACI Worldwide, Inc. (a)	53,497	970,971
American Software, Inc. - Class A	12,761	131,821
Aspen Technology, Inc. (a) (d)	37,022	2,024,363
Barracuda Networks, Inc. (a) (b)	11,138	238,687
Blackbaud, Inc. (b)	22,367	1,431,488
Blackline, Inc. (a) (b)	8,835	244,111
Bottomline Technologies de, Inc. (a) (b)	19,170	479,633
BroadSoft, Inc. (a) (b)	14,701	606,416
Callidus Software, Inc. (a) (b)	28,634	481,051
CommVault Systems, Inc. (a)	18,850	968,890
Digimarc Corp. (a)	3,943	118,290
Ebix, Inc. (b)	12,122	691,560
Ellie Mae, Inc. (a)	15,728	1,316,119
Fair Isaac Corp.	14,308	1,705,800
Gigamon, Inc. (a) (b)	15,887	723,653
Globant S.A. (a) (b)	12,602	420,277
Glu Mobile, Inc. (a) (b)	56,662	109,924
HubSpot, Inc. (a)	14,089	662,183
Imperva, Inc. (a)	14,007	537,869
Jive Software, Inc. (a)	29,952	130,291
Mentor Graphics Corp. (b)	52,058	1,920,420
MicroStrategy, Inc. - Class A (a)	4,589	905,869
Monotype Imaging Holdings, Inc.	18,592	369,051
Paycom Software, Inc. (a) (b)	21,414	974,123
Paylocity Holding Corp. (a)	10,675	320,357
Pegasystems, Inc.	16,572	596,592
Progress Software Corp.	23,712	757,124
Proofpoint, Inc. (a) (b)	19,783	1,397,669
PROS Holdings, Inc. (a) (b)	10,832	233,105
QAD, Inc. - Class A	4,798	145,859
Qualys, Inc. (a)	13,378	423,414
Rapid7, Inc. (a)	10,207	124,219
RealPage, Inc. (a)	27,401	822,030
RingCentral, Inc. - Class A (a)	28,664	590,478
Rubicon Project, Inc. (The) (a)	18,549	137,634
Sapiens International Corp. NV	11,949	171,349
Silver Spring Networks, Inc. (a)	17,691	235,467

Software—(Continued)
Synchronoss Technologies, Inc. (a)	19,823	759,221
Take-Two Interactive Software, Inc. (a)	39,881	1,965,734
Tangoe, Inc. (a)	9,777	77,043
Telenav, Inc. (a)	16,939	119,420
TiVo Corp. (a) (b)	54,357	1,136,061
Varonis Systems, Inc. (a)	5,014	134,375
VASCO Data Security International, Inc. (a)	15,031	205,173
Verint Systems, Inc. (a)	28,969	1,021,157
Workiva, Inc. (a)	11,206	152,962
Zendesk, Inc. (a)	39,450	836,340
Zix Corp. (a)	28,558	141,077

		31,434,501

Specialty Retail—2.3%
Aaron’s, Inc.	32,279	1,032,605
Abercrombie & Fitch Co. - Class A (b)	32,535	390,420
America’s Car-Mart, Inc. (a)	3,580	156,625
American Eagle Outfitters, Inc. (b)	80,529	1,221,625
Asbury Automotive Group, Inc. (a)	9,029	557,089
Ascena Retail Group, Inc. (a) (b)	79,891	494,525
Barnes & Noble Education, Inc. (a)	20,589	236,156
Barnes & Noble, Inc. (b)	31,637	352,753
Big 5 Sporting Goods Corp. (b)	9,615	166,820
Buckle, Inc. (The) (b)	14,188	323,486
Caleres, Inc.	20,189	662,603
Camping World Holdings, Inc. - Class A	8,880	289,399
Cato Corp. (The) - Class A	13,930	419,014
Chico’s FAS, Inc.	60,613	872,221
Children’s Place, Inc. (The) (b)	8,817	890,076
Citi Trends, Inc.	8,551	161,101
Conn’s, Inc. (a) (b)	11,086	140,238
DSW, Inc. - Class A (b)	33,068	748,990
Express, Inc. (a)	37,753	406,222
Finish Line, Inc. (The) - Class A (b)	20,123	378,514
Five Below, Inc. (a) (b)	25,874	1,033,925
Francesca’s Holdings Corp. (a) (b)	18,782	338,640
Genesco, Inc. (a) (b)	10,535	654,224
GNC Holdings, Inc. - Class A (b)	33,443	369,211
Group 1 Automotive, Inc. (b)	9,411	733,493
Guess?, Inc.	30,485	368,869
Haverty Furniture Cos., Inc.	10,391	246,267
Hibbett Sports, Inc. (a) (b)	10,209	380,796
Kirkland’s, Inc. (a)	7,993	123,971
Lithia Motors, Inc. - Class A (b)	11,630	1,126,133
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	218,093
MarineMax, Inc. (a) (b)	12,696	245,668
Monro Muffler Brake, Inc. (b)	15,070	862,004
Office Depot, Inc.	270,619	1,223,198
Party City Holdco, Inc. (a) (b)	13,656	193,915
Pier 1 Imports, Inc.	35,527	303,401
Rent-A-Center, Inc.	21,277	239,366
Restoration Hardware Holding (a)	19,129	587,260
Select Comfort Corp. (a) (b)	24,198	547,359
Shoe Carnival, Inc. (b)	8,227	221,964
Sonic Automotive, Inc. - Class A	14,688	336,355
Sportsman’s Warehouse Holdings, Inc. (a) (b)	14,062	132,042

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Tailored Brands, Inc.	22,434	$573,189
Tile Shop Holdings, Inc. (a)	14,624	285,899
Vitamin Shoppe, Inc. (a) (b)	12,621	299,749
Winmark Corp.	1,140	143,811
Zumiez, Inc. (a) (b)	10,452	228,376

		21,917,660

Technology Hardware, Storage & Peripherals—0.5%
3D Systems Corp. (a) (b)	52,340	695,599
Cray, Inc. (a)	19,290	399,303
Diebold Nixdorf, Inc.	34,285	862,268
Eastman Kodak Co. (a)	9,487	147,048
Electronics for Imaging, Inc. (a) (b)	22,186	973,078
Immersion Corp. (a) (b)	15,004	159,493
Nimble Storage, Inc. (a) (b)	31,351	248,300
Pure Storage, Inc. - Class A (a) (b)	30,203	341,596
Stratasys, Ltd. (a)	23,667	391,452
Super Micro Computer, Inc. (a)	17,788	498,953

		4,717,090

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co. (b)	13,362	779,005
Crocs, Inc. (a) (d)	36,244	248,634
Culp, Inc.	4,697	174,494
Deckers Outdoor Corp. (a)	14,873	823,816
Fossil Group, Inc. (a) (b)	20,656	534,164
G-III Apparel Group, Ltd. (a) (b)	21,024	621,469
Iconix Brand Group, Inc. (a)	23,416	218,705
Movado Group, Inc.	7,984	229,540
Oxford Industries, Inc. (b)	7,657	460,415
Perry Ellis International, Inc. (a)	7,318	182,291
Steven Madden, Ltd. (a)	30,077	1,075,253
Unifi, Inc. (a) (b)	7,892	257,516
Vera Bradley, Inc. (a)	10,263	120,282
Wolverine World Wide, Inc. (b)	45,644	1,001,886

		6,727,470

Thrifts & Mortgage Finance—2.3%
Astoria Financial Corp.	45,250	843,913
Bank Mutual Corp.	22,673	214,260
BankFinancial Corp.	8,210	121,672
Beneficial Bancorp, Inc.	32,692	601,533
BofI Holding, Inc. (a) (b)	28,164	804,082
BSB Bancorp, Inc. (a)	4,295	124,340
Capitol Federal Financial, Inc. (b)	59,838	984,933
Charter Financial Corp.	7,188	119,824
Clifton Bancorp, Inc.	13,646	230,890
Dime Community Bancshares, Inc. (b)	15,501	311,570
Essent Group, Ltd. (a)	36,651	1,186,393
EverBank Financial Corp.	50,515	982,517
Federal Agricultural Mortgage Corp. - Class C	4,263	244,142
First Defiance Financial Corp.	5,038	255,628
Flagstar Bancorp, Inc. (a) (b)	9,133	246,043
Hingham Institution for Savings	716	140,894
Home Bancorp, Inc.	3,034	117,143
HomeStreet, Inc. (a) (b)	10,511	332,148

Thrifts & Mortgage Finance—(Continued)
Kearny Financial Corp.	43,899	682,629
LendingTree, Inc. (a) (b)	2,772	280,942
Meridian Bancorp, Inc.	20,622	389,756
Meta Financial Group, Inc.	4,218	434,032
MGIC Investment Corp. (a)	157,888	1,608,879
Nationstar Mortgage Holdings, Inc. (a) (b)	13,208	238,536
NMI Holdings, Inc. - Class A (a)	20,655	219,976
Northfield Bancorp, Inc.	19,366	386,739
Northwest Bancshares, Inc. (b)	47,880	863,276
OceanFirst Financial Corp.	12,572	377,537
Ocwen Financial Corp. (a) (b)	51,713	278,733
Oritani Financial Corp. (b)	16,857	316,069
PennyMac Financial Services, Inc. - Class A (a)	7,300	121,545
PHH Corp. (a)	24,884	377,241
Provident Financial Services, Inc.	29,105	823,672
Radian Group, Inc.	99,468	1,788,435
Territorial Bancorp, Inc.	4,282	140,621
TrustCo Bank Corp.	45,137	394,949
United Community Financial Corp.	24,319	217,412
United Financial Bancorp, Inc.	21,901	397,722
Walker & Dunlop, Inc. (a)	12,545	391,404
Washington Federal, Inc.	43,725	1,501,954
Waterstone Financial, Inc.	10,900	200,560
Western New England Bancorp, Inc. (b)	13,397	125,262
WSFS Financial Corp.	14,223	659,236

		21,079,042

Tobacco—0.2%
Universal Corp.	10,350	659,812
Vector Group, Ltd. (b)	44,917	1,021,413

		1,681,225

Trading Companies & Distributors—1.0%
Aircastle, Ltd.	23,576	491,560
Applied Industrial Technologies, Inc.	17,771	1,055,597
Beacon Roofing Supply, Inc. (a)	28,993	1,335,708
BMC Stock Holdings, Inc. (a)	26,965	525,817
DXP Enterprises, Inc. (a)	6,978	242,416
GATX Corp. (b)	19,980	1,230,368
H&E Equipment Services, Inc. (b)	15,412	358,329
Kaman Corp. (b)	13,043	638,194
MRC Global, Inc. (a)	44,689	905,399
NOW, Inc. (a) (b)	48,295	988,599
Rush Enterprises, Inc. - Class A (a)	12,945	412,945
SiteOne Landscape Supply, Inc. (a)	5,340	185,458
Titan Machinery, Inc. (a)	9,306	135,588
Triton International, Ltd. (b)	20,087	317,375
Univar, Inc. (a)	21,106	598,777
Veritiv Corp. (a)	3,938	211,668

		9,633,798

Water Utilities—0.3%
American States Water Co.	16,817	766,183
Artesian Resources Corp. - Class A	3,766	120,286
California Water Service Group	22,665	768,344

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—(Continued)
Connecticut Water Service, Inc.	4,871	$272,045
Middlesex Water Co.	7,497	321,921
SJW Group	7,394	413,916
York Water Co. (The)	6,695	255,749

		2,918,444

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a) (b)	17,390	211,984
Shenandoah Telecommunications Co. (b)	22,906	625,334
Spok Holdings, Inc.	11,723	243,252

		1,080,570

Total Common Stocks (Cost $616,748,416)		889,078,073

Mutual Fund—1.8%

Investment Company Security—1.8%
iShares Russell 2000 Index Fund (b) (Cost $15,565,590)	123,400	16,640,490

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (c) (e)	69,204	169,550
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (c) (e)	4,660	64,028

		233,578

Machinery—0.0%
Gerber Scientific, Inc. (a) (c)	14,024	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc., Expires 03/13/17 (a) (c) (e)	27,485	69,262

Total Rights (Cost $210,106)		302,840

Short-Term Investments—2.9%

Discount Notes—0.6%
Federal Home Loan Bank 0.328%, 01/13/17 (f)	100,000	99,989
0.418%, 01/25/17 (f)	500,000	499,884
0.456%, 03/24/17 (f)	3,375,000	3,371,099
0.487%, 01/04/17 (f)	900,000	899,990
0.533%, 02/27/17 (f)	775,000	774,408

		5,645,370

U.S. Treasury—2.3%
U.S. Treasury Bills 0.255%, 01/05/17 (f)	2,150,000	2,149,957
0.323%, 01/26/17 (f)	11,300,000	11,296,960
0.407%, 03/16/17 (f)	4,425,000	4,420,575

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.430%, 02/16/17 (f)	3,750,000	3,747,983

		21,615,475

Total Short-Term Investments (Cost $27,262,197)		27,260,845

Securities Lending Reinvestments (g)—21.3%

Certificates of Deposit—9.3%
Barclays New York 0.894%, 02/10/17 (h)	3,500,000	3,501,132
Chiba Bank, Ltd., New York 0.950%, 02/02/17	1,500,000	1,500,207
Cooperative Rabobank UA New York 1.278%, 10/13/17 (h)	2,500,000	2,500,563
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (h)	5,000,000	5,003,945
Credit Industriel et Commercial 1.245%, 04/05/17 (h)	2,000,000	2,001,080
Credit Suisse AG New York 1.335%, 04/03/17 (h)	2,300,000	2,300,504
1.364%, 04/11/17 (h)	1,500,000	1,500,327
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	1,500,000	1,500,011
DNB NOR Bank ASA 1.130%, 07/28/17 (h)	2,200,000	2,199,615
DZ Bank London 0.990%, 03/01/17	2,000,000	2,000,420
ING Bank NV 1.265%, 04/18/17 (h)	4,500,000	4,508,249
KBC Bank NV 1.000%, 01/04/17	1,500,000	1,500,000
1.050%, 01/17/17	3,400,000	3,400,408
KBC Brussells 1.050%, 01/27/17	2,900,000	2,900,551
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,995,411	1,999,140
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (h)	4,000,000	4,001,892
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (h)	4,000,000	4,001,204
1.436%, 04/18/17 (h)	2,100,000	2,100,659
National Australia Bank London 1.034%, 05/02/17 (h)	3,500,000	3,503,304
National Bank of Canada 0.650%, 01/06/17	1,500,000	1,500,060
Natixis New York 1.262%, 04/07/17 (h)	2,000,000	2,000,802
Rabobank London 1.281%, 10/13/17 (h)	2,000,000	2,004,797
Royal Bank of Canada New York 1.145%, 04/04/17 (h)	2,500,000	2,499,358
1.281%, 10/13/17 (h)	3,000,000	3,002,325

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Bank New York 1.215%, 05/05/17 (h)	750,000	$751,249
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (h)	2,000,000	2,001,020
1.395%, 04/12/17 (h)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (h)	3,750,000	3,750,442
1.364%, 04/10/17 (h)	2,500,000	2,500,967
Svenska Handelsbanken New York 1.266%, 05/18/17 (h)	4,000,000	4,000,696
UBS, Stamford 1.084%, 05/12/17 (h)	1,800,000	1,799,863
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (h)	2,200,000	2,200,616
1.264%, 10/26/17 (h)	2,100,000	2,101,434

		87,039,280

Commercial Paper—4.9%
ABN AMRO Funding USA 0.910%, 01/11/17	2,494,313	2,499,222
Atlantic Asset Securitization LLC 0.990%, 01/12/17	997,525	999,676
Barton Capital Corp. 0.870%, 01/12/17	5,996,955	5,998,506
Commonwealth Bank Australia 1.236%, 10/23/17 (h)	2,500,000	2,501,405
Den Norske ASA 1.206%, 04/27/17 (h)	2,200,000	2,200,117
Erste Abwicklungsanstalt 1.014%, 03/10/17 (h)	1,900,000	1,900,011
HSBC plc 1.216%, 04/25/17 (h)	5,100,000	5,099,781
Macquarie Bank, Ltd. 0.930%, 01/19/17	1,496,435	1,499,075
0.950%, 01/03/17	997,678	999,893
1.160%, 03/20/17	1,994,136	1,995,009
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,995,000	1,999,886
Sheffield Receivables Co. 1.050%, 01/06/17	2,991,775	2,999,610
Starbird Funding Corp. 0.930%, 02/10/17	4,488,375	4,495,684
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,996,900	2,999,664
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	1,644,995	1,649,262
Victory Receivables Corp. 1.050%, 01/04/17	1,744,947	1,749,876
Westpac Banking Corp. 1.232%, 10/20/17 (h)	3,400,000	3,405,937

		45,991,862

Repurchase Agreements—6.2%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,400,138 on 01/03/17, collateralized by $1,412,231 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,428,000.	1,400,000	1,400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $900,095 on 01/03/17, collateralized by $918,810 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $918,005.	900,000	900,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $12,305,810 on 01/03/17, collateralized by various Common Stock with a value of $13,672,127.	12,300,000	12,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $4,016,773 on 03/03/17, collateralized by various Common Stock with a value of $4,400,000.	4,000,000	4,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $4,523,787 on 01/03/17, collateralized by $23,279,103 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $4,614,027.	4,523,556	4,523,556
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,700,192 on 01/03/17, collateralized by $1,681,904 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,734,879.	1,700,000	1,700,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $4,001,467 on 01/06/17, collateralized by $3,957,421 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $4,082,067.	4,000,000	4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,517,932 on 04/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis
Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	$5,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $5,000,826 on 01/03/17, collateralized by $8,025,347 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $5,100,627.	5,000,000	5,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $5,000,378 on 01/03/17, collateralized by $7,336,822 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $5,100,000.	5,000,000	5,000,000

		57,323,556

Time Deposits—0.9%
OP Corporate Bank plc 1.010%, 01/04/17	2,300,000	2,300,000
1.200%, 01/23/17	2,000,000	2,000,000

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	700,000	700,000
1.220%, 01/26/17	3,000,000	3,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $198,308,645)		198,354,698

Total Investments—121.3% (Cost $858,094,954) (i)		1,131,636,946
Other assets and liabilities (net)—(21.3)%		(198,452,681)

Net Assets—100.0%		$933,184,265

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $191,083,221 and the collateral received consisted of cash in the amount of $198,255,332. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2016, the market value of securities pledged was $3,270,934.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(i)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $862,343,877. The aggregate unrealized appreciation and depreciation of investments were $316,383,597 and $(47,090,528), respectively, resulting in net unrealized appreciation of $269,293,069 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	03/17/17	394	USD	27,310,606	$(579,676)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$14,201,921	$—	$—	$14,201,921
Air Freight & Logistics	4,954,570	—	—	4,954,570
Airlines	3,368,545	—	—	3,368,545
Auto Components	11,266,399	—	—	11,266,399
Automobiles	387,934	—	—	387,934
Banks	105,363,461	—	—	105,363,461
Beverages	1,861,313	—	—	1,861,313
Biotechnology	36,271,375	—	—	36,271,375
Building Products	10,366,437	—	—	10,366,437
Capital Markets	12,002,222	—	—	12,002,222
Chemicals	22,225,670	—	—	22,225,670
Commercial Services & Supplies	22,167,623	—	—	22,167,623
Communications Equipment	16,284,772	—	—	16,284,772
Construction & Engineering	8,515,992	—	—	8,515,992
Construction Materials	2,472,153	—	—	2,472,153
Consumer Finance	4,919,290	—	—	4,919,290
Containers & Packaging	1,328,510	—	—	1,328,510
Distributors	985,269	—	—	985,269
Diversified Consumer Services	9,313,575	—	—	9,313,575
Diversified Financial Services	712,029	—	—	712,029
Diversified Telecommunication Services	5,522,691	—	—	5,522,691
Electric Utilities	10,000,890	—	—	10,000,890
Electrical Equipment	6,305,922	—	—	6,305,922
Electronic Equipment, Instruments & Components	25,385,120	—	—	25,385,120
Energy Equipment & Services	11,112,144	—	—	11,112,144
Equity Real Estate Investment Trusts	67,082,811	—	—	67,082,811
Food & Staples Retailing	5,247,182	—	—	5,247,182
Food Products	12,700,336	—	—	12,700,336
Gas Utilities	10,574,789	—	—	10,574,789
Health Care Equipment & Supplies	28,016,151	—	—	28,016,151
Health Care Providers & Services	18,722,554	—	—	18,722,554
Health Care Technology	3,911,670	—	—	3,911,670
Hotels, Restaurants & Leisure	26,969,794	—	—	26,969,794
Household Durables	11,174,608	—	—	11,174,608
Household Products	2,490,468	—	—	2,490,468
Independent Power and Renewable Electricity Producers	4,265,897	—	—	4,265,897

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$470,182	$—	$—	$470,182
Insurance	21,639,518	—	—	21,639,518
Internet & Direct Marketing Retail	4,767,966	—	—	4,767,966
Internet Software & Services	19,374,390	—	—	19,374,390
IT Services	18,454,169	—	—	18,454,169
Leisure Products	2,385,808	—	—	2,385,808
Life Sciences Tools & Services	6,072,329	—	—	6,072,329
Machinery	32,433,711	—	—	32,433,711
Marine	863,532	—	—	863,532
Media	14,139,068	—	—	14,139,068
Metals & Mining	11,823,630	0	—	11,823,630
Mortgage Real Estate Investment Trusts	9,789,763	—	—	9,789,763
Multi-Utilities	4,434,641	—	—	4,434,641
Multiline Retail	1,815,362	—	—	1,815,362
Oil, Gas & Consumable Fuels	21,878,226	—	—	21,878,226
Paper & Forest Products	5,376,227	—	—	5,376,227
Personal Products	2,500,895	—	—	2,500,895
Pharmaceuticals	14,333,662	—	—	14,333,662
Professional Services	12,383,441	—	—	12,383,441
Real Estate Management & Development	4,633,712	—	—	4,633,712
Road & Rail	4,728,219	—	—	4,728,219
Semiconductors & Semiconductor Equipment	35,137,735	—	—	35,137,735
Software	31,434,501	—	—	31,434,501
Specialty Retail	21,917,660	—	—	21,917,660
Technology Hardware, Storage & Peripherals	4,717,090	—	—	4,717,090
Textiles, Apparel & Luxury Goods	6,727,470	—	—	6,727,470
Thrifts & Mortgage Finance	21,079,042	—	—	21,079,042
Tobacco	1,681,225	—	—	1,681,225
Trading Companies & Distributors	9,633,798	—	—	9,633,798
Water Utilities	2,918,444	—	—	2,918,444
Wireless Telecommunication Services	1,080,570	—	—	1,080,570
Total Common Stocks	889,078,073	0	—	889,078,073
Total Mutual Fund	16,640,490	—	—	16,640,490
Total Rights*	—	—	302,840	302,840
Short-Term Investments
Discount Notes	—	5,645,370	—	5,645,370
U.S. Treasury	—	21,615,475	—	21,615,475
Total Short-Term Investments	—	27,260,845	—	27,260,845
Total Securities Lending Reinvestments*	—	198,354,698	—	198,354,698
Total Investments	$905,718,563	$225,615,543	$302,840	$1,131,636,946

Collateral for Securities Loaned (Liability)	$—	$(198,255,332)	$—	$(198,255,332)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(579,676)	$—	$—	$(579,676)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,131,636,946
Receivable for:
Investments sold	2,369,818
Fund shares sold	806,977
Dividends	1,084,565
Prepaid expenses	2,359

Total Assets	1,135,900,665
Liabilities
Due to custodian	36,579
Collateral for securities loaned	198,255,332
Payables for:
Investments purchased	270,760
Fund shares redeemed	3,433,891
Variation margin on futures contracts	112,290
Accrued Expenses:
Management fees	196,486
Distribution and service fees	92,852
Deferred trustees’ fees	92,334
Other expenses	225,876

Total Liabilities	202,716,400

Net Assets	$933,184,265

Net Assets Consist of:
Paid in surplus	$614,738,887
Undistributed net investment income	10,559,888
Accumulated net realized gain	34,923,174
Unrealized appreciation on investments and futures contracts	272,962,316

Net Assets	$933,184,265

Net Assets
Class A	$513,697,498
Class B	246,628,555
Class E	27,781,172
Class G	145,077,040
Capital Shares Outstanding*
Class A	25,404,905
Class B	12,479,218
Class E	1,382,229
Class G	7,365,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.22
Class B	19.76
Class E	20.10
Class G	19.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $858,094,954.
(b)	Includes securities loaned at value of $191,083,221.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$11,877,341
Interest	79,231
Securities lending income	2,141,938
Other income (b)	138,925

Total investment income	14,237,435
Expenses
Management fees	2,085,793
Administration fees	27,262
Custodian and accounting fees	87,080
Distribution and service fees—Class B	558,938
Distribution and service fees—Class E	37,179
Distribution and service fees—Class G	383,821
Audit and tax services	45,570
Legal	33,031
Trustees’ fees and expenses	45,248
Shareholder reporting	167,410
Insurance	5,790
Miscellaneous	73,889

Total expenses	3,551,011
Less management fee waiver	(16,716)

Net expenses	3,534,295

Net Investment Income	10,703,140

Net Realized and Unrealized Gain
Net realized gain on:
Investments	36,278,253
Futures contracts	5,225,254

Net realized gain	41,503,507

Net change in unrealized appreciation (depreciation) on:
Investments	114,414,260
Futures contracts	(467,010)
Foreign currency transactions	5

Net change in unrealized appreciation	113,947,255

Net realized and unrealized gain	155,450,762

Net Increase in Net Assets From Operations	$166,153,902

(a)	Net of foreign withholding taxes of $4,299.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,703,140	$10,956,587
Net realized gain	41,503,507	45,329,061
Net change in unrealized appreciation (depreciation)	113,947,255	(92,804,307)

Increase (decrease) in net assets from operations	166,153,902	(36,518,659)

From Distributions to Shareholders
Net investment income
Class A	(6,199,626)	(5,846,773)
Class B	(2,602,492)	(2,312,441)
Class E	(306,015)	(293,363)
Class G	(1,328,503)	(1,394,445)
Net realized capital gains
Class A	(26,106,237)	(27,706,544)
Class B	(13,423,379)	(13,697,672)
Class E	(1,459,665)	(1,599,037)
Class G	(7,420,341)	(8,565,878)

Total distributions	(58,846,258)	(61,416,153)

Increase (decrease) in net assets from capital share transactions	(9,842,161)	31,844,502

Total increase (decrease) in net assets	97,465,483	(66,090,310)

Net Assets
Beginning of period	835,718,782	901,809,092

End of period	$933,184,265	$835,718,782

Undistributed net investment income
End of period	$10,559,888	$10,467,424

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,734,140	$48,541,845	2,532,460	$48,694,241
Reinvestments	1,900,345	32,305,863	1,686,944	33,553,317
Redemptions	(4,749,649)	(85,498,973)	(2,981,074)	(58,210,387)

Net increase (decrease)	(115,164)	$(4,651,265)	1,238,330	$24,037,171

Class B
Sales	979,533	$17,010,942	939,710	$17,661,440
Reinvestments	963,672	16,025,871	821,031	16,010,113
Redemptions	(2,005,944)	(35,652,777)	(1,402,642)	(27,143,102)

Net increase (decrease)	(62,739)	$(2,615,964)	358,099	$6,528,451

Class E
Sales	231,975	$4,151,723	284,095	$5,510,582
Reinvestments	104,416	1,765,680	95,624	1,892,400
Redemptions	(351,709)	(6,252,408)	(418,044)	(8,188,505)

Net decrease	(15,318)	$(335,005)	(38,325)	$(785,523)

Class G
Sales	1,199,600	$21,425,493	1,613,232	$30,391,213
Reinvestments	527,675	8,748,844	512,626	9,960,323
Redemptions	(1,827,855)	(32,414,264)	(2,022,084)	(38,287,133)

Net increase (decrease)	(100,580)	$(2,239,927)	103,774	$2,064,403

Increase (decrease) derived from capital shares transactions		$(9,842,161)		$31,844,502

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.98	$20.11	$19.83	$14.56	$12.66

Income (Loss) from Investment Operations
Net investment income (a)	0.25 (b)	0.26	0.24	0.20	0.28
Net realized and unrealized gain (loss) on investments	3.33	(0.98)	0.71	5.33	1.78

Total from investment operations	3.58	(0.72)	0.95	5.53	2.06

Less Distributions
Distributions from net investment income	(0.26)	(0.25)	(0.23)	(0.26)	(0.16)
Distributions from net realized capital gains	(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.34)	(1.41)	(0.67)	(0.26)	(0.16)

Net Asset Value, End of Period	$20.22	$17.98	$20.11	$19.83	$14.56

Total Return (%) (c)	21.28	(4.27)	5.04	38.55	16.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.31	0.32	0.31	0.33
Net ratio of expenses to average net assets (%) (d)	0.31	0.31	0.31	0.31	0.33
Ratio of net investment income to average net assets (%)	1.40 (b)	1.35	1.26	1.18	2.01
Portfolio turnover rate (%)	24	27	24	25	26
Net assets, end of period (in millions)	$513.7	$459.0	$488.3	$485.5	$366.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.60	$19.71	$19.45	$14.29	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.20 (b)	0.21	0.19	0.16	0.24
Net realized and unrealized gain (loss) on investments	3.25	(0.96)	0.69	5.23	1.75

Total from investment operations	3.45	(0.75)	0.88	5.39	1.99

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.18)	(0.23)	(0.13)
Distributions from net realized capital gains	(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.29)	(1.36)	(0.62)	(0.23)	(0.13)

Net Asset Value, End of Period	$19.76	$17.60	$19.71	$19.45	$14.29

Total Return (%) (c)	20.96	(4.49)	4.78	38.18	16.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.57	0.56	0.58
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.56	0.56	0.58
Ratio of net investment income to average net assets (%)	1.15 (b)	1.10	1.01	0.93	1.77
Portfolio turnover rate (%)	24	27	24	25	26
Net assets, end of period (in millions)	$246.6	$220.8	$240.2	$238.1	$185.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.88	$20.00	$19.72	$14.48	$12.60

Income (Loss) from Investment Operations
Net investment income (a)	0.22 (b)	0.23	0.21	0.17	0.25
Net realized and unrealized gain (loss) on investments	3.31	(0.98)	0.71	5.31	1.77

Total from investment operations	3.53	(0.75)	0.92	5.48	2.02

Less Distributions
Distributions from net investment income	(0.23)	(0.21)	(0.20)	(0.24)	(0.14)
Distributions from net realized capital gains	(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.31)	(1.37)	(0.64)	(0.24)	(0.14)

Net Asset Value, End of Period	$20.10	$17.88	$20.00	$19.72	$14.48

Total Return (%) (c)	21.09	(4.39)	4.91	38.35	16.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.46	0.47	0.46	0.48
Net ratio of expenses to average net assets (%) (d)	0.46	0.46	0.46	0.46	0.48
Ratio of net investment income to average net assets (%)	1.25 (b)	1.19	1.10	1.03	1.85
Portfolio turnover rate (%)	24	27	24	25	26
Net assets, end of period (in millions)	$27.8	$25.0	$28.7	$30.6	$25.7

	Class G
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.54	$19.65	$19.40	$14.26	$12.41

Income (Loss) from Investment Operations
Net investment income (a)	0.19 (b)	0.20	0.18	0.15	0.24
Net realized and unrealized gain (loss) on investments	3.24	(0.96)	0.69	5.22	1.73

Total from investment operations	3.43	(0.76)	0.87	5.37	1.97

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.18)	(0.23)	(0.12)
Distributions from net realized capital gains	(1.08)	(1.16)	(0.44)	0.00	0.00

Total distributions	(1.27)	(1.35)	(0.62)	(0.23)	(0.12)

Net Asset Value, End of Period	$19.70	$17.54	$19.65	$19.40	$14.26

Total Return (%) (c)	20.92	(4.54)	4.73	38.12	15.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.62	0.61	0.63
Net ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.61	0.63
Ratio of net investment income to average net assets (%)	1.10 (b)	1.04	0.96	0.89	1.81
Portfolio turnover rate (%)	24	27	24	25	26
Net assets, end of period (in millions)	$145.1	$131.0	$144.7	$141.2	$88.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

to adjustments to prior period accumulated balances, passive foreign investment companies (PFICs) and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 57,323,556. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(194,200,279)	$—	$—	$—	$(194,200,279)
Mutual Funds	(4,055,053)	—	—	—	(4,055,053)
Total	$(198,255,332)	$—	$—	$—	$(198,255,332)
Total Borrowings	$(198,255,332)	$—	$—	$—	$(198,255,332)
Gross amount of recognized liabilities for securities lending transactions					$(198,255,332)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	579,676

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$5,225,254

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(467,010)

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$193,764,310	$0	$241,589,934

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2016 were $2,085,793.

MSF-33

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2016 were $300,295.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$10,436,636	$10,291,201	$48,409,622	$51,124,952	$58,846,258	$61,416,153

MSF-34

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,863,900	$38,380,735	$269,293,077	$—	$318,537,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-35

Metropolitan Series Fund

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-36

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-37

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-38

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-39

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-40

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-41

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio performed equally to the median of its Performance Universe for the one-year period ended June 30, 2016, underperformed the median of its Performance Universe for the three-year period ended June 30, 2016, and outperformed the median of its Performance Universe for the five-year period ended June 30, 2016. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2016, and outperformed its Lipper Index for the five-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-42

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-43

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-44

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-45

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and MetLife Investment Advisors, LLC (“MLIA”), an affiliate of the Adviser, for the MetLife Aggregate Bond Index Portfolio (formerly, Barclays Aggregate Bond Index Portfolio), MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000® Index Portfolio and MSCI EAFE® Index Portfolio, each a series of MSF, and for MetLife Multi-Index Targeted Risk Portfolio, a series of MIST (the “MLIA Sub-Advised Portfolios”), each of which is sub-advised by MLIA. At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) for each of the MLIA Sub-Advised Portfolios, and recommended that the shareholders of the Trusts approve the New Sub-Advisory Agreements. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by MLIA under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by MLIA to the MLIA Sub-Advised Portfolios. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates, including MLIA, that the Separation will not have any impact on the level, nature and quality of services currently provided by MLIA to the MLIA Sub-Advised Portfolios.

3. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the MLIA Sub-Advised Portfolios to continue receiving sub-advisory services from MLIA following the change in control of the Adviser.

4. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

5. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreements.

6. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements (including advice relating to the necessity for shareholder approval for the New Sub-Advisory Agreements, the process and timing of seeking shareholder approval of the New Sub-Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

7. The Board considered that, if shareholders approve the New Sub-Advisory Agreements, the Board, the Adviser, and MLIA will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of MLIA to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the MLIA Sub-Advised Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

MSF-46

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to recommend approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each MLIA Sub-Advised Portfolio to approve the New Sub-Advisory Agreements.

In the event that approval of the New Sub-Advisory Agreements by shareholders of the MLIA Sub-Advised Portfolios has not been obtained before the termination of the Current Sub-Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim sub-advisory agreement with MLIA (the “Interim Sub-Advisory Agreement”) on behalf of each MLIA Sub-Advised Portfolio that will go into effect upon the termination of the Current Sub-Advisory Agreements. The Board’s determination to approve each Interim Sub-Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Sub-Advisory Agreements so as to ensure continuity of sub-advisory services from MLIA to the MLIA Sub-Advised Portfolios following the termination of the Current Sub-Advisory Agreements.

MSF-47

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 1.76%, 1.53%, and 1.61%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 7.08%.

MARKET ENVIRONMENT / CONDITIONS

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end in response to the unexpected election of Donald Trump as the next U.S. president in November. Cyclical stocks, particularly potential beneficiaries of the president’s stated preference for higher infrastructure spending and lower taxes, performed strongly. The energy sector received a boost when the Organization of Petroleum Exporting Countries (“OPEC”) agreed to cut production, and oil-producing nations outside OPEC announced they would follow suit. As measured by the various Russell indexes, small- and mid-cap stocks substantially outperformed large-caps, and value strategies outpaced growth across all capitalization levels. Within the Russell 1000 Growth Index, Telecommunication Services and Energy were the leading performers, followed by Utilities, Industrials and Business Services, and Financials. Health Care and Real Estate both ended in negative territory for the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in positive results but underperformed its benchmark during the one-year period ended December 31, 2016. Broadly speaking, stock selection accounted for the majority of underperformance, and sector allocation also detracted.

Health Care proved to be the greatest detractor, due to stock choices and a detrimental overweight. Underperforming names included Alexion Pharmaceuticals, Valeant Pharmaceuticals, and Allergan. Alexion Pharmaceuticals sold off along with other biotechnology stocks, a trend that was exacerbated when management issued a disappointing outlook. Allergan declined after its proposed merger with Pfizer was called off due to regulatory concerns. We eliminated our holdings in Valeant during the first quarter, after the company released new information that undercut our reasons for investing in the firm.

In Information Technology, the Portfolio’s stock holdings also underperformed their benchmark peers, though an overweight position partly mitigated that negative effect. Detrimental names included LinkedIn, salesforce.com, and Alibaba Group Holding. The Portfolio’s exposure to salesforce.com hurt as the stock suffered from a lack of clarity about the company’s acquisition strategy. LinkedIn issued a disappointing outlook, leading us to eliminate the position early in the year, before Microsoft’s takeover announcement. Despite excellent fundamentals, Alibaba fell amid concerns about potential tensions between the U.S. and China in the wake of the U.S. election, as well as foreign exchange headwinds.

Another area of relative weakness was Industrials and Business Services, owing to stock selection and an underweight allocation. United Continental and Roper Technologies both hurt here. United Continental was reduced significantly at the end of the second quarter and subsequently eliminated from the Portfolio. The company was a net detractor for the year. Roper Technologies weighed on relative performance, with shares of the industrial conglomerate down nearly 3% for the year.

In Financials and Real Estate, the Portfolio’s stock holdings outperformed their benchmark peers. Within the Financials sector, Morgan Stanley and TD Ameritrade Holding were leading performers. Morgan Stanley benefited from a rally in the broader banking industry in the wake of the U.S. election. Tailwinds in the Financials sector also benefited the Portfolio’s position in the leading brokerage firm TD Ameritrade Holding. Another boost came from American Tower, a wireless tower operator structured as a real estate investment trust that shifted from Financials to Real Estate when the two sectors were separated during the review period.

The Portfolio ended the period with overweights to Health Care, Consumer Discretionary, Information Technology, Financials, and Utilities. It was roughly in line with the benchmark’s exposure in Real Estate and underweight in Energy, Telecommunication Services, Materials, Industrials and Business Services, and Consumer Staples.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	1.76	15.28	7.95
Class B	1.53	14.99	7.69
Class E	1.61	15.11	7.79
Russell 1000 Growth Index	7.08	14.50	8.33

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.6
Priceline Group, Inc. (The)	4.3
Facebook, Inc. - Class A	4.1
Microsoft Corp.	4.0
Alphabet, Inc. - Class A	3.6
Alphabet, Inc. - Class C	3.1
Visa, Inc. - Class A	3.0
Apple, Inc.	2.9
MasterCard, Inc. - Class A	2.2
PayPal Holdings, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	37.0
Consumer Discretionary	25.7
Health Care	15.5
Industrials	6.6
Financials	6.2
Consumer Staples	3.6
Real Estate	2.9
Utilities	0.7
Materials	0.7
Telecommunication Services	0.4

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.58%	$1,000.00	$1,080.30	$3.03
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B(a)	Actual	0.83%	$1,000.00	$1,079.40	$4.34
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class E(a)	Actual	0.73%	$1,000.00	$1,079.90	$3.82
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Boeing Co. (The)	200,700	$31,244,976

Air Freight & Logistics—0.6%
FedEx Corp.	66,500	12,382,300

Airlines—1.7%
American Airlines Group, Inc. (a)	680,441	31,769,790
Delta Air Lines, Inc.	102,400	5,037,056

		36,806,846

Auto Components—0.7%
Delphi Automotive plc	247,600	16,675,860

Automobiles—2.2%
Ferrari NV	298,220	17,338,511
Tesla Motors, Inc. (a) (b)	142,520	30,455,099

		47,793,610

Banks—0.9%
First Republic Bank	49,583	4,568,578
JPMorgan Chase & Co.	190,700	16,455,503

		21,024,081

Biotechnology—4.0%
Alexion Pharmaceuticals, Inc. (b)	254,951	31,193,255
Biogen, Inc. (b)	99,566	28,234,926
Celgene Corp. (b)	120,334	13,928,660
Vertex Pharmaceuticals, Inc. (b)	221,234	16,298,309

		89,655,150

Capital Markets—5.2%
Charles Schwab Corp. (The)	413,900	16,336,633
Intercontinental Exchange, Inc.	452,940	25,554,875
Morgan Stanley	880,300	37,192,675
State Street Corp.	230,300	17,898,916
TD Ameritrade Holding Corp.	408,741	17,821,107

		114,804,206

Chemicals—0.3%
Ashland Global Holdings, Inc. (a)	55,600	6,076,524

Communications Equipment—0.2%
Palo Alto Networks, Inc. (a) (b)	40,700	5,089,535

Construction Materials—0.4%
Martin Marietta Materials, Inc.	40,776	9,033,107

Electric Utilities—0.7%
NextEra Energy, Inc.	130,600	15,601,476

Equity Real Estate Investment Trusts—2.9%
American Tower Corp.	321,000	33,923,280
Crown Castle International Corp.	196,478	17,048,396

Equity Real Estate Investment Trusts—(Continued)
Equinix, Inc.	39,800	14,224,918

		65,196,594

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	18,100	2,897,991
Walgreens Boots Alliance, Inc.	309,706	25,631,269

		28,529,260

Food Products—0.9%
Mondelez International, Inc. - Class A	431,300	19,119,529

Health Care Equipment & Supplies—4.1%
Danaher Corp.	396,200	30,840,208
Intuitive Surgical, Inc. (b)	54,100	34,308,597
Stryker Corp.	218,100	26,130,561

		91,279,366

Health Care Providers & Services—4.8%
Aetna, Inc.	181,150	22,464,412
Anthem, Inc.	67,700	9,733,229
Centene Corp. (b)	79,289	4,480,621
Cigna Corp.	96,600	12,885,474
Humana, Inc.	104,892	21,401,115
UnitedHealth Group, Inc.	218,800	35,016,752

		105,981,603

Hotels, Restaurants & Leisure—4.2%
Hilton Worldwide Holdings, Inc.	386,900	10,523,680
Las Vegas Sands Corp.	244,300	13,048,063
Marriott International, Inc. - Class A (a)	239,500	19,801,860
MGM Resorts International (b)	736,420	21,230,989
Starbucks Corp.	333,900	18,538,128
Yum! Brands, Inc.	144,500	9,151,185

		92,293,905

Industrial Conglomerates—1.5%
Honeywell International, Inc.	139,000	16,103,150
Roper Technologies, Inc.	95,640	17,509,771

		33,612,921

Internet & Direct Marketing Retail—12.8%
Amazon.com, Inc. (b)	224,705	168,499,538
Ctrip.com International, Ltd. (ADR) (a) (b)	247,800	9,912,000
Netflix, Inc. (b)	74,843	9,265,563
Priceline Group, Inc. (The) (b)	65,440	95,938,967

		283,616,068

Internet Software & Services—14.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	296,200	26,009,322
Alphabet, Inc. - Class A (b)	101,770	80,647,636
Alphabet, Inc. - Class C (b)	89,702	69,233,798
Dropbox, Inc. - Class A (b) (c) (d)	214,763	2,061,725
Facebook, Inc. - Class A (b)	795,710	91,546,435
MercadoLibre, Inc. (a)	60,800	9,493,312

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Tencent Holdings, Ltd.	1,134,785	$27,541,431
VeriSign, Inc. (a) (b)	177,265	13,484,549

		320,018,208

IT Services—8.3%
Fidelity National Information Services, Inc.	74,000	5,597,360
Fiserv, Inc. (b)	173,291	18,417,368
MasterCard, Inc. - Class A	480,200	49,580,650
PayPal Holdings, Inc. (b)	1,106,600	43,677,502
Visa, Inc. - Class A (a)	861,420	67,207,988

		184,480,868

Life Sciences Tools & Services—0.6%
Illumina, Inc. (b)	97,191	12,444,336

Machinery—0.9%
Fortive Corp.	220,250	11,812,008
Illinois Tool Works, Inc.	37,400	4,580,004
Wabtec Corp. (a)	54,516	4,525,918

		20,917,930

Multiline Retail—0.4%
Dollar General Corp.	109,700	8,125,479

Pharmaceuticals—2.0%
Allergan plc (b)	47,783	10,034,908
Bristol-Myers Squibb Co.	284,800	16,643,712
Zoetis, Inc.	336,200	17,996,786

		44,675,406

Professional Services—0.5%
Equifax, Inc.	27,258	3,222,713
IHS Markit, Ltd. (b)	221,680	7,849,689

		11,072,402

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d)	7,199	233,248

Semiconductors & Semiconductor Equipment—2.8%
ASML Holding NV	171,100	19,197,420
NVIDIA Corp.	135,000	14,409,900
NXP Semiconductors NV (b)	302,343	29,632,637

		63,239,957

Software—7.1%
Microsoft Corp.	1,442,700	89,649,378
Salesforce.com, Inc. (b)	531,560	36,390,598
ServiceNow, Inc. (b)	272,072	20,225,832
Workday, Inc. - Class A (a) (b)	170,200	11,248,518

		157,514,326

Specialty Retail—5.5%
AutoZone, Inc. (b)	33,878	26,756,505
Home Depot, Inc. (The)	121,400	16,277,312

Specialty Retail—(Continued)
Lowe’s Cos., Inc.	281,900	20,048,728
O’Reilly Automotive, Inc. (a) (b)	53,100	14,783,571
Ross Stores, Inc.	251,500	16,498,400
Signet Jewelers, Ltd.	104,703	9,869,305
Tractor Supply Co.	236,547	17,932,628

		122,166,449

Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	558,440	64,678,521

Tobacco—1.4%
Philip Morris International, Inc.	349,800	32,003,202

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (b)	166,000	9,546,660

Total Common Stocks (Cost $1,704,767,206)		2,176,933,909

Convertible Preferred Stocks—1.3%

Internet Software & Services—0.7%
Airbnb, Inc. - Series D (b) (c) (d)	97,047	10,198,669
Airbnb, Inc. - Series E (b) (c) (d)	9,760	1,025,679
Xiaoju Kuaizhi, Inc. - Series A-17 (b) (c) (d)	91,053	3,480,692

		14,705,040

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (b) (c) (d)	64,744	2,097,705

Software—0.5%
Magic Leap, Inc. - Series C (b) (c) (d)	124,428	2,865,950
Snap, Inc. - Series F (b) (c) (d)	108,803	3,342,428
UBER Technologies, Inc. - Series G (b) (c) (d)	98,227	4,790,747

		10,999,125

Total Convertible Preferred Stocks (Cost $20,485,445)		27,801,870

Short-Term Investment—0.7%

Mutual Fund—0.7%
T. Rowe Price Government Reserve Fund (formerly, T. Rowe Price Government Reserve Investment Fund) (e)	16,421,964	16,421,964

Total Short-Term Investments (Cost $16,421,964)		16,421,964

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—8.6%

Security Description	Principal Amount*	Value

Certificates of Deposit—4.2%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (g)	4,000,000	$3,999,180
Bank of Nova Scotia Houston 1.201%, 11/03/17 (g)	3,000,000	3,002,539
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (g)	5,500,000	5,500,110
Barclays New York 0.894%, 02/10/17 (g)	4,000,000	4,001,294
BNP Paribas New York 1.226%, 08/04/17 (g)	1,000,000	1,000,444
Credit Suisse AG New York 1.364%, 05/12/17 (g)	2,250,000	2,250,234
1.444%, 04/24/17 (g)	6,000,000	6,001,410
DNB NOR Bank ASA 1.130%, 07/28/17 (g)	2,300,000	2,299,597
DZ Bank AG New York 1.010%, 02/27/17	7,200,000	7,202,081
KBC Brussells 1.050%, 01/27/17	5,000,000	5,000,950
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	5,986,232	5,997,420
Mizuho Bank, Ltd., New York 1.361%, 04/26/17 (g)	4,000,000	3,999,796
National Australia Bank London 1.034%, 05/02/17 (g)	3,750,000	3,753,540
National Bank of Canada 0.650%, 01/06/17	7,000,000	7,000,280
Shizuoka Bank New York 0.840%, 01/03/17	3,700,000	3,700,015
Standard Chartered Bank New York 1.150%, 03/21/17	5,000,000	5,000,845
Sumitomo Mitsui Banking Corp. 0.900%, 01/12/17	4,300,000	4,300,163
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (g)	1,000,000	1,001,832
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (g)	6,000,000	6,000,708
Svenska Handelsbanken New York 1.266%, 05/18/17 (g)	4,500,000	4,500,783
UBS, Stamford 1.084%, 05/12/17 (g)	2,100,000	2,099,840
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	2,300,000	2,300,644
1.264%, 10/26/17 (g)	3,000,000	3,002,049

		92,915,754

Commercial Paper—2.6%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	2,193,327	2,198,079
Den Norske ASA 1.206%, 04/27/17 (g)	2,300,000	2,300,122
HSBC plc 1.216%, 04/25/17 (g)	5,500,000	5,499,764
LMA S.A. & LMA Americas 1.000%, 01/13/17	4,987,917	4,998,255

Commercial Paper—(Continued)
Macquarie Bank, Ltd. 0.930%, 01/19/17	4,489,305	4,497,224
1.160%, 03/20/17	2,991,203	2,992,514
National Australia Bank, Ltd. 1.288%, 12/06/17 (g)	3,750,000	3,750,008
Old Line Funding LLC 0.840%, 01/03/17	4,292,274	4,299,660
1.030%, 03/13/17 (g)	3,000,000	3,002,341
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,995,451	1,997,344
Starbird Funding Corp. 1.240%, 06/13/17 (g)	6,500,000	6,499,473
Toronto Dominion Holding Corp. 0.600%, 01/05/17	6,992,767	6,999,216
Versailles Commercial Paper LLC 1.000%, 01/31/17	5,385,600	5,395,939
Westpac Banking Corp. 1.232%, 10/20/17 (g)	3,700,000	3,706,461

		58,136,400

Repurchase Agreements—1.1%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,100,108 on 01/03/17, collateralized by $1,109,610 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $700,074 on 01/03/17, collateralized by $714,630 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $714,004.	700,000	700,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $12,603,220 on 01/03/17, collateralized by various Common Stock with a value of $14,005,593.	12,600,000	12,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $3,012,580 on 03/03/17, collateralized by various Common Stock with a value of $3,300,000.	3,000,000	3,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $402,026 on 01/03/17, collateralized by $2,068,795 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $410,045.	402,005	402,005

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd. Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $4,001,467 on 01/06/17, collateralized by $3,957,421 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $4,082,067.	4,000,000	$4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $3,517,932 on 04/03/17, collateralized by various Common Stock with a value of $3,850,000.	3,500,000	3,500,000

		25,302,005

Time Deposits—0.7%
Canadian Imperial Bank 0.520%, 01/03/17	5,400,000	5,400,000
OP Corporate Bank plc 1.010%, 01/04/17	2,400,000	2,400,000
1.200%, 01/23/17	3,000,000	3,000,000
Shinkin Central Bank 1.200%, 01/27/17	700,000	700,000
1.220%, 01/26/17	3,500,000	3,500,000

		15,000,000

Total Securities Lending Reinvestments (Cost $191,329,439)		191,354,159

Total Investments—108.6% (Cost $1,933,004,054) (h)		2,412,511,902
Other assets and liabilities (net)—(8.6)%		(191,613,320)

Net Assets—100.0%		$2,220,898,582

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $186,597,790 and the collateral received consisted of cash in the amount of $191,266,080. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 1.4% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $30,096,843, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,938,539,716. The aggregate unrealized appreciation and depreciation of investments were $503,729,541 and $(29,757,355), respectively, resulting in net unrealized appreciation of $473,972,186 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,078	$10,198,669
Airbnb, Inc. - Series E	07/14/15	9,760	908,601	1,025,679
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	2,061,725
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	2,865,950
Snap, Inc. - Series F	05/06/16	108,803	3,342,428	3,342,428
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,747	4,790,747
WeWork Cos., Inc. - Class A	06/23/15	7,199	236,772	233,248
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,403	2,097,705
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	3,480,692

				$30,096,843

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$31,244,976	$—	$—	$31,244,976
Air Freight & Logistics	12,382,300	—	—	12,382,300
Airlines	36,806,846	—	—	36,806,846
Auto Components	16,675,860	—	—	16,675,860
Automobiles	47,793,610	—	—	47,793,610
Banks	21,024,081	—	—	21,024,081
Biotechnology	89,655,150	—	—	89,655,150
Capital Markets	114,804,206	—	—	114,804,206
Chemicals	6,076,524	—	—	6,076,524
Communications Equipment	5,089,535	—	—	5,089,535
Construction Materials	9,033,107	—	—	9,033,107
Electric Utilities	15,601,476	—	—	15,601,476
Equity Real Estate Investment Trusts	65,196,594	—	—	65,196,594
Food & Staples Retailing	28,529,260	—	—	28,529,260
Food Products	19,119,529	—	—	19,119,529
Health Care Equipment & Supplies	91,279,366	—	—	91,279,366
Health Care Providers & Services	105,981,603	—	—	105,981,603
Hotels, Restaurants & Leisure	92,293,905	—	—	92,293,905
Industrial Conglomerates	33,612,921	—	—	33,612,921
Internet & Direct Marketing Retail	283,616,068	—	—	283,616,068
Internet Software & Services	290,415,052	27,541,431	2,061,725	320,018,208
IT Services	184,480,868	—	—	184,480,868
Life Sciences Tools & Services	12,444,336	—	—	12,444,336
Machinery	20,917,930	—	—	20,917,930
Multiline Retail	8,125,479	—	—	8,125,479
Pharmaceuticals	44,675,406	—	—	44,675,406
Professional Services	11,072,402	—	—	11,072,402
Real Estate Management & Development	—	—	233,248	233,248
Semiconductors & Semiconductor Equipment	63,239,957	—	—	63,239,957
Software	157,514,326	—	—	157,514,326
Specialty Retail	122,166,449	—	—	122,166,449
Technology Hardware, Storage & Peripherals	64,678,521	—	—	64,678,521
Tobacco	32,003,202	—	—	32,003,202
Wireless Telecommunication Services	9,546,660	—	—	9,546,660
Total Common Stocks	2,147,097,505	27,541,431	2,294,973	2,176,933,909
Total Convertible Preferred Stocks*	—	—	27,801,870	27,801,870
Total Short-Term Investment*	16,421,964	—	—	16,421,964

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Securities Lending Reinvestments*	$—	$191,354,159	$—	$191,354,159
Total Investments	$2,163,519,469	$218,895,590	$30,096,843	$2,412,511,902

Collateral for Securities Loaned (Liability)	$—	$(191,266,080)	$—	$(191,266,080)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ Depreciation	Purchases	Balance as of December 31, 2016	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at December 31, 2016
Common Stock
Internet Software & Services	$2,018,772	$42,953	$—	$2,061,725	$42,953
Real Estate Management & Development	236,772	(3,524)	—	233,248	(3,524)
Convertible Preferred Stocks
Internet Software & Services	11,718,487	2,986,553	—	14,705,040	2,986,553
Real Estate Management & Development	2,129,403	(31,698)	—	2,097,705	(31,698)
Software	4,790,750	(3)	6,208,378	10,999,125	(3)

Total	$20,894,184	$2,994,281	$6,208,378	$30,096,843	$2,994,281

	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$2,061,725	M&A Transaction	Enterprise Value/TTM Revenue	9.1x	9.1x	9.1x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	5.2x	5.2x	5.2x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Real Estate Management & Development	233,248	Market Transaction Method	Precedent Transaction	$50.19	$50.19	$50.19	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
		Discounted Cash Flow	Discount Rate	17.00%	26.00%	21.50%	Decrease
			Enterprise Value/EBITDA	7.4x	19.1x	13.3x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	14.7x	14.7x	14.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Convertible Preferred Stocks
Internet Software & Services	11,224,348	Market Transaction Method	Precedent Transaction	$105.00	$105.00	$105.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	12.8x	12.8x	12.8x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
	3,480,692	Market Transaction Method	Precedent Transaction	$38.23	$38.23	$38.23	Increase
Real Estate Management & Development	2,097,705	Market Transaction Method	Precedent Transaction	$50.19	$50.19	$50.19	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
		Discounted Cash Flow	Discount Rate	17.00%	26.00%	21.50%	Decrease
			Enterprise Value/EBITDA	7.4x	19.1x	13.3x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	14.7x	14.7x	14.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	2,865,950	Market Transaction Method	Precedent Transaction	$23.03	$23.03	$23.03	Increase
	3,342,428	Market Transaction Method	Precedent Transaction	$30.72	$30.72	$30.72	Increase
	4,790,747	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,396,089,938
Affiliated investments at value (c)	16,421,964
Receivable for:
Investments sold	18,664,825
Fund shares sold	308,427
Dividends	928,179
Dividends on affiliated investments	3,890
Prepaid expenses	6,436

Total Assets	2,432,423,659
Liabilities
Collateral for securities loaned	191,266,080
Payables for:
Investments purchased	16,864,209
Fund shares redeemed	1,850,900
Accrued Expenses:
Management fees	1,061,091
Distribution and service fees	157,661
Deferred trustees’ fees	122,613
Other expenses	202,523

Total Liabilities	211,525,077

Net Assets	$2,220,898,582

Net Assets Consist of:
Paid in surplus	$1,597,497,863
Undistributed net investment income	4,788,471
Accumulated net realized gain	139,111,214
Unrealized appreciation on investments and foreign currency transactions	479,501,034

Net Assets	$2,220,898,582

Net Assets
Class A	$1,472,729,511
Class B	712,929,289
Class E	35,239,782
Capital Shares Outstanding*
Class A	72,965,963
Class B	35,938,920
Class E	1,760,828
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.18
Class B	19.84
Class E	20.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,916,582,090.
(b)	Includes securities loaned at value of $186,597,790.
(c)	Identified cost of affiliated investments was $16,421,964.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$18,335,973
Dividends from affiliated investments	73,209
Securities lending income	1,562,990
Other income (b)	412,655

Total investment income	20,384,827
Expenses
Management fees	13,300,371
Administration fees	72,060
Custodian and accounting fees	122,871
Distribution and service fees—Class B	1,781,943
Distribution and service fees—Class E	54,016
Audit and tax services	46,641
Legal	33,031
Trustees’ fees and expenses	45,248
Shareholder reporting	136,203
Insurance	15,231
Miscellaneous	32,475

Total expenses	15,640,090
Less management fee waiver	(941,468)
Less broker commission recapture	(10,450)

Net expenses	14,688,172

Net Investment Income	5,696,655

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	140,272,287
Foreign currency transactions	(1,989)

Net realized gain	140,270,298

Net change in unrealized appreciation (depreciation) on:
Investments	(107,842,765)
Foreign currency transactions	3,092

Net change in unrealized depreciation	(107,839,673)

Net realized and unrealized gain	32,430,625

Net Increase in Net Assets From Operations	$38,127,280

(a)	Net of foreign withholding taxes of $52,535.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,696,655	$1,955,094
Net realized gain	140,270,298	277,364,162
Net change in unrealized depreciation	(107,839,673)	(33,254,026)

Increase in net assets from operations	38,127,280	246,065,230

From Distributions to Shareholders
Net investment income
Class A	(883,202)	(2,222,739)
Net realized capital gains
Class A	(183,909,807)	(284,325,405)
Class B	(89,221,445)	(118,081,761)
Class E	(4,487,412)	(6,718,484)

Total distributions	(278,501,866)	(411,348,389)

Increase in net assets from capital share transactions	129,445,154	106,410,312

Total decrease in net assets	(110,929,432)	(58,872,847)

Net Assets
Beginning of period	2,331,828,014	2,390,700,861

End of period	$2,220,898,582	$2,331,828,014

Undistributed net investment income
End of period	$4,788,471	$1,625,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,949,795	$40,317,524	1,319,598	$31,306,653
Reinvestments	9,829,415	184,793,009	12,861,228	286,548,144
Redemptions	(6,686,028)	(135,065,085)	(15,383,857)	(376,148,086)

Net increase (decrease)	5,093,182	$90,045,448	(1,203,031)	$(58,293,289)

Class B
Sales	4,906,830	$98,323,462	7,164,173	$165,681,094
Reinvestments	4,822,781	89,221,445	5,364,915	118,081,761
Redemptions	(7,341,814)	(147,929,049)	(5,189,456)	(123,208,224)

Net increase	2,387,797	$39,615,858	7,339,632	$160,554,631

Class E
Sales	127,839	$2,565,477	210,050	$4,788,133
Reinvestments	240,483	4,487,412	303,317	6,718,484
Redemptions	(359,311)	(7,269,041)	(308,265)	(7,357,647)

Net increase (decrease)	9,011	$(216,152)	205,102	$4,148,970

Increase derived from capital shares transactions		$129,445,154		$106,410,312

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.70	$24.76	$24.51	$17.67	$14.87

Income (Loss) from Investment Operations
Net investment income (a)	0.07 (b)	0.04	0.04	0.03	0.07
Net realized and unrealized gain on investments	0.13	2.55	1.94	6.87	2.75

Total from investment operations	0.20	2.59	1.98	6.90	2.82

Less Distributions
Distributions from net investment income	(0.01)	(0.04)	(0.02)	(0.06)	(0.02)
Distributions from net realized capital gains	(2.71)	(4.61)	(1.71)	0.00	0.00

Total distributions	(2.72)	(4.65)	(1.73)	(0.06)	(0.02)

Net Asset Value, End of Period	$20.18	$22.70	$24.76	$24.51	$17.67

Total Return (%) (c)	1.76	10.78	9.09	39.16	18.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (d)(e)	0.58	0.58	0.58	0.58	0.60
Ratio of net investment income to average net assets (%)	0.34 (b)	0.16	0.15	0.14	0.43
Portfolio turnover rate (%)	42	35	34	41	38
Net assets, end of period (in millions)	$1,472.7	$1,540.8	$1,710.2	$2,007.8	$1,328.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.40	$24.51	$24.32	$17.54	$14.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02 (b)	(0.02)	(0.02)	(0.03)	0.02
Net realized and unrealized gain on investments	0.13	2.52	1.92	6.83	2.74

Total from investment operations	0.15	2.50	1.90	6.80	2.76

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.02)	0.00
Distributions from net realized capital gains	(2.71)	(4.61)	(1.71)	0.00	0.00

Total distributions	(2.71)	(4.61)	(1.71)	(0.02)	0.00

Net Asset Value, End of Period	$19.84	$22.40	$24.51	$24.32	$17.54

Total Return (%) (c)	1.53	10.51	8.83	38.77	18.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (d)(e)	0.83	0.83	0.83	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.09 (b)	(0.09)	(0.09)	(0.12)	0.12
Portfolio turnover rate (%)	42	35	34	41	38
Net assets, end of period (in millions)	$712.9	$751.5	$642.4	$615.0	$215.7
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014		2013	2012
Net Asset Value, Beginning of Period	$22.55		$24.62	$24.40		$17.60	$14.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	(b)	0.00 (f)	0.00	(f)	(0.01)	0.04
Net realized and unrealized gain on investments	0.13		2.54	1.93		6.84	2.75

Total from investment operations	0.17		2.54	1.93		6.83	2.79

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.03)	0.00
Distributions from net realized capital gains	(2.71)		(4.61)	(1.71)		0.00	0.00

Total distributions	(2.71)		(4.61)	(1.71)		(0.03)	0.00

Net Asset Value, End of Period	$20.01		$22.55	$24.62		$24.40	$17.60

Total Return (%) (c)	1.61		10.63	8.93		38.87	18.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77		0.77	0.78		0.78	0.79
Net ratio of expenses to average net assets (%) (d)(e)	0.73		0.73	0.73		0.73	0.75
Ratio of net investment income (loss) to average net assets (%)	0.19	(b)	0.01	0.00	(g)	(0.03)	0.22
Portfolio turnover rate (%)	42		35	34		41	38
Net assets, end of period (in millions)	$35.2		$39.5	$38.1		$40.1	$16.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for each of the years ended December 31, 2016 through 2012 (see Note 5 of the Notes to Financial Statements).
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income was less than $0.01.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (REITs), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,302,005. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$914,675,098	$0	$1,011,449,311

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $1,386,022 in purchases and $1,053,583 in sales of investments, which are included above, and resulted in realized gains of $184,927.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average daily net assets
$13,300,371	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 amounted to $333,140 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2016 amounted to $608,328 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Gain on shares sold	Income earned from affiliates during the period	Ending Value as of December 31, 2016
T. Rowe Price Government Reserve Fund	38,785,488	325,547,994	(347,911,518)	16,421,964	$—	$73,209	$16,421,964

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$883,202	$33,229,220	$277,618,664	$378,119,169	$278,501,866	$411,348,389

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,911,084	$144,646,878	$473,965,370	$—	$623,523,332

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-19

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-20

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-23

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-24

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-25

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the five-year period ended October 31, 2016, and underperformed its benchmark for the one- and three-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-26

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-27

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-28

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-29

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements—(Continued)

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-30

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.74%, 11.48%, 11.55%, and 11.14%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 13.44%.

MARKET ENVIRONMENT / CONDITIONS

Despite a sharp sell-off at the beginning of the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices, stocks worked their way higher through late June. After a brief but intense sell-off as the U.K. unexpectedly voted in favor of leaving the European Union, stocks resumed their upward trajectory amid expectations that global central banks would provide additional monetary stimulus. After trading mostly flat prior to the November 8th U.S. elections, an unexpected presidential victory by Donald Trump sparked a feverish stock market rally in anticipation of a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. The Federal Reserve raised short-term rates in mid-December and projected three rate increases in 2017. Major indexes reached record highs near year-end. High yield bonds rose, and small- and mid-cap stocks substantially outperformed large-cap stocks.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in positive returns for the year but underperformed its benchmark index. Stock selection was the overall cause of the relative underperformance. Stock choices were especially detrimental in the Information Technology, Energy, Materials, and Financials sectors. Strong stock selection in the Health Care and Consumer Discretionary sectors contributed to relative performance.

Information Technology was the largest detractor from relative performance due to stock choices. While Tyler Technologies, an application software company, suffered through a significant software sell-off at the beginning of the period, we believe Tyler Technologies is a high-quality business that should be able to capitalize on increasing government spending due to aging infrastructure and the need for efficiency and automation. SS&C Technologies Holdings, which sells portfolio accounting and reporting software and services, also came under pressure from a significant sell-off in the software industry. We continue to favor SS&C Technologies Holdings, which has a capable management team that consistently adds value through tuck-in acquisitions and sound integration.

Energy, Materials, and Financials also contributed to underperformance because of weak stock selection. Within Financials, Signature Bank, a deposit-oriented commercial bank, had shares come under pressure early in the period due to a sell-off of growth-oriented banks with investors expressing concern over prospects of growth in a low interest rate environment. Shares later recovered due to a postelection rally, with investors more optimistic about economic growth.

The Health Care sector was an area of relative strength due to strong stock selection. Notably, Align Technology, which designs and manufactures Invisalign, had technological advancements in the product portfolio, coupled with commercial initiatives, which drove accelerating organic revenue growth with broad-based momentum in both U.S. and international markets. Align Technology is a highly profitable company whose Invisalign product has garnered a dominant leadership position and should be able to compound above-average earnings over the next few years.

Stock choices also made the Consumer Discretionary sector a source of relative strength. Burlington Stores is the third-largest off-price retailer in the U.S. Shares climbed as Burlington consistently exceeded analyst estimates with growth in traffic, units per transaction, and conversion driving higher-than-expected sales, while higher initial markup and shrinking expenses expanded margins. We continue to believe Burlington Stores is on the right side of a secular trend with the right people, process, and systems in place to deliver strong earnings growth.

The Portfolio ended the year with an overweight to the Health Care, Energy, and Information Technology sectors. Portfolio holdings among Consumer Discretionary, Industrials and Business Services, and Consumer Staples were roughly in-line with the benchmark. The Portfolio was underweight the benchmark in the Real Estate, Telecommunication Services, Utilities, Financials, and Materials sectors.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	11.74	15.56	10.67	—
Class B	11.48	15.28	10.40	—
Class E	11.55	15.39	10.50	—
Class G	11.14	—	—	6.96
MSCI U.S. Small Cap Growth Index	13.44	14.36	8.91	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Burlington Stores, Inc.	1.1
Toro Co. (The)	1.0
Vail Resorts, Inc.	1.0
Domino’s Pizza, Inc.	0.9
Teledyne Technologies, Inc.	0.9
Casey’s General Stores, Inc.	0.9
Berry Plastics Group, Inc.	0.8
John Bean Technologies Corp.	0.8
MarketAxess Holdings, Inc.	0.8
Microsemi Corp.	0.8

Top Sectors

% of Net Assets
Information Technology	23.5
Health Care	19.5
Industrials	17.3
Consumer Discretionary	17.0
Financials	6.2
Energy	4.4
Materials	4.2
Real Estate	3.9
Consumer Staples	3.8

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.48%	$1,000.00	$1,099.60	$2.53
	Hypothetical*	0.48%	$1,000.00	$1,022.72	$2.44

Class B(a)	Actual	0.73%	$1,000.00	$1,098.90	$3.85
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class E(a)	Actual	0.63%	$1,000.00	$1,099.00	$3.32
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

Class G(a)	Actual	0.78%	$1,000.00	$1,098.60	$4.11
	Hypothetical*	0.78%	$1,000.00	$1,021.22	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	158,600	$2,846,870
Curtiss-Wright Corp.	55,100	5,419,636
Esterline Technologies Corp. (a) (b)	25,300	2,256,760
HEICO Corp. - Class A (b)	124,481	8,452,260
Hexcel Corp. (b)	102,100	5,252,024
Moog, Inc. - Class A (a)	102,400	6,725,632
Teledyne Technologies, Inc. (a)	91,200	11,217,600

		42,170,782

Airlines—0.5%
Allegiant Travel Co. (b)	16,800	2,795,520
Spirit Airlines, Inc. (a) (b)	70,800	4,096,488

		6,892,008

Auto Components—1.1%
Cooper-Standard Holding, Inc. (a)	32,400	3,349,512
Gentherm, Inc. (a) (b)	38,100	1,289,685
LCI Industries	35,000	3,771,250
Tenneco, Inc. (a) (b)	89,900	5,616,053

		14,026,500

Banks—2.0%
CenterState Banks, Inc. (b)	211,100	5,313,387
Hilltop Holdings, Inc.	39,300	1,171,140
Signature Bank (a)	47,800	7,179,560
SVB Financial Group (a) (b)	45,200	7,759,032
Texas Capital Bancshares, Inc. (a) (b)	49,100	3,849,440

		25,272,559

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a) (b)	25,887	4,396,907

Biotechnology—5.1%
ACADIA Pharmaceuticals, Inc. (a) (b)	102,000	2,941,680
Acceleron Pharma, Inc. (a) (b)	31,500	803,880
Acorda Therapeutics, Inc. (a) (b)	45,900	862,920
Agios Pharmaceuticals, Inc. (a) (b)	28,000	1,168,440
Alkermes plc (a) (b)	25,200	1,400,616
Alnylam Pharmaceuticals, Inc. (a) (b)	26,600	995,904
AMAG Pharmaceuticals, Inc. (a) (b)	49,400	1,719,120
ARIAD Pharmaceuticals, Inc. (a) (b)	165,900	2,063,796
Bellicum Pharmaceuticals, Inc. (a) (b)	26,300	358,206
BioMarin Pharmaceutical, Inc. (a)	9,000	745,560
Bluebird Bio, Inc. (a)	44,500	2,745,650
Exelixis, Inc. (a) (b)	305,100	4,549,041
Incyte Corp. (a)	42,005	4,211,841
Insmed, Inc. (a) (b)	144,300	1,909,089
Insys Therapeutics, Inc. (a) (b)	16,600	152,720
Ionis Pharmaceuticals, Inc. (a) (b)	49,000	2,343,670
Ironwood Pharmaceuticals, Inc. (a)	106,500	1,628,385
Kite Pharma, Inc. (a) (b)	20,600	923,704
Ligand Pharmaceuticals, Inc. (a) (b)	44,900	4,562,289
Neurocrine Biosciences, Inc. (a)	130,900	5,065,830
Ophthotech Corp. (a) (b)	28,400	137,172
Opko Health, Inc. (a) (b)	158,500	1,474,050

Biotechnology—(Continued)
Prothena Corp. plc (a)	41,800	2,056,142
Radius Health, Inc. (a)	21,800	829,054
Regulus Therapeutics, Inc. (a)	32,500	73,125
Repligen Corp. (a)	64,400	1,984,808
Sage Therapeutics, Inc. (a)	24,500	1,250,970
Seattle Genetics, Inc. (a) (b)	51,000	2,691,270
Spark Therapeutics, Inc. (a) (b)	41,400	2,065,860
TESARO, Inc. (a) (b)	54,100	7,275,368
Ultragenyx Pharmaceutical, Inc. (a) (b)	37,100	2,608,501
United Therapeutics Corp. (a)	16,400	2,352,252

		65,950,913

Building Products—1.4%
AAON, Inc. (b)	111,299	3,678,432
Lennox International, Inc. (b)	55,000	8,424,350
Patrick Industries, Inc. (a) (b)	79,900	6,096,370

		18,199,152

Capital Markets—3.1%
Affiliated Managers Group, Inc. (a) (b)	5,449	791,740
CBOE Holdings, Inc.	111,700	8,253,513
E*Trade Financial Corp. (a)	182,860	6,336,099
FactSet Research Systems, Inc. (b)	30,000	4,902,900
Financial Engines, Inc.	62,500	2,296,875
MarketAxess Holdings, Inc.	72,900	10,710,468
MSCI, Inc.	78,778	6,206,131

		39,497,726

Chemicals—2.4%
AdvanSix, Inc. (a)	62,900	1,392,606
Chase Corp.	8,000	668,400
GCP Applied Technologies, Inc. (a) (b)	189,700	5,074,475
Innospec, Inc.	44,900	3,075,650
Minerals Technologies, Inc. (b)	65,100	5,028,975
NewMarket Corp. (b)	14,700	6,230,448
PolyOne Corp.	172,100	5,514,084
Stepan Co.	32,800	2,672,544
WR Grace & Co.	22,900	1,548,956

		31,206,138

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (a) (b)	50,100	2,788,065
Healthcare Services Group, Inc. (b)	121,400	4,755,238
Rollins, Inc. (b)	204,625	6,912,232
U.S. Ecology, Inc. (b)	86,200	4,236,730
West Corp.	59,700	1,478,172

		20,170,437

Communications Equipment—1.2%
ARRIS International plc (a)	204,800	6,170,624
EchoStar Corp. - Class A (a)	41,600	2,137,824
NetScout Systems, Inc. (a) (b)	60,900	1,918,350
Plantronics, Inc.	83,500	4,572,460

		14,799,258

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—0.2%
Valmont Industries, Inc. (b)	17,300	$2,437,570

Consumer Finance—0.2%
PRA Group, Inc. (a) (b)	73,100	2,858,210

Containers & Packaging—1.3%
Berry Plastics Group, Inc. (a)	222,700	10,852,171
Graphic Packaging Holding Co.	462,900	5,776,992

		16,629,163

Distributors—0.8%
Pool Corp.	97,300	10,152,282

Diversified Consumer Services—1.7%
Capella Education Co.	51,800	4,548,040
Service Corp. International (b)	300,300	8,528,520
ServiceMaster Global Holdings, Inc. (a)	184,600	6,953,882
Sotheby’s (a) (b)	51,400	2,048,804

		22,079,246

Electrical Equipment—0.9%
Acuity Brands, Inc.	19,500	4,501,770
AZZ, Inc. (b)	78,400	5,009,760
Generac Holdings, Inc. (a)	49,100	2,000,334

		11,511,864

Electronic Equipment, Instruments & Components—1.9%
Anixter International, Inc. (a)	36,600	2,966,430
Cognex Corp.	143,200	9,110,384
Coherent, Inc. (a)	58,600	8,050,761
OSI Systems, Inc. (a) (b)	50,400	3,836,448
VeriFone Systems, Inc. (a) (b)	35,500	629,415

		24,593,438

Energy Equipment & Services—0.6%
Core Laboratories NV (b)	10,700	1,284,428
Dril-Quip, Inc. (a) (b)	42,900	2,576,145
Oceaneering International, Inc.	70,600	1,991,626
Oil States International, Inc. (a) (b)	55,200	2,152,800
Tesco Corp. (a)	33,600	277,200

		8,282,199

Equity Real Estate Investment Trusts—3.7%
CoreSite Realty Corp. (b)	94,800	7,524,276
CubeSmart	144,700	3,873,619
CyrusOne, Inc. (b)	148,900	6,660,297
Empire State Realty Trust, Inc. - Class A (b)	196,200	3,961,278
Equity Lifestyle Properties, Inc.	110,500	7,967,050
FelCor Lodging Trust, Inc. (b)	497,000	3,980,970
First Industrial Realty Trust, Inc.	174,600	4,897,530
Forest City Realty Trust, Inc. - Class A	140,500	2,928,020
Pebblebrook Hotel Trust (b)	71,600	2,130,100
PS Business Parks, Inc.	28,400	3,309,168

		47,232,308

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc.	94,300	11,210,384

Food Products—2.1%
Cal-Maine Foods, Inc. (b)	57,900	2,557,732
J&J Snack Foods Corp.	72,706	9,701,162
John B Sanfilippo & Son, Inc. (b)	38,000	2,674,820
Post Holdings, Inc. (a)	87,300	7,018,047
TreeHouse Foods, Inc. (a) (b)	60,800	4,389,152

		26,340,913

Health Care Equipment & Supplies—5.3%
Abaxis, Inc. (b)	47,800	2,522,406
Align Technology, Inc. (a) (b)	84,900	8,161,437
Cantel Medical Corp.	74,000	5,827,500
Cooper Cos., Inc. (The)	21,300	3,726,009
DexCom, Inc. (a) (b)	76,500	4,567,050
Halyard Health, Inc. (a)	68,600	2,536,828
ICU Medical, Inc. (a)	53,700	7,912,695
IDEXX Laboratories, Inc. (a)	41,400	4,854,978
Inogen, Inc. (a) (b)	68,500	4,601,145
Masimo Corp. (a)	101,100	6,814,140
Natus Medical, Inc. (a)	99,200	3,452,160
NuVasive, Inc. (a) (b)	62,100	4,183,056
West Pharmaceutical Services, Inc.	101,600	8,618,728

		67,778,132

Health Care Providers & Services—3.4%
Air Methods Corp. (a)	8,300	264,355
Centene Corp. (a)	113,387	6,407,499
Chemed Corp. (b)	35,600	5,710,596
Corvel Corp. (a)	61,800	2,261,880
HealthSouth Corp. (b)	83,900	3,460,036
MEDNAX, Inc. (a) (b)	40,100	2,673,066
Surgical Care Affiliates, Inc. (a) (b)	96,100	4,446,547
Team Health Holdings, Inc. (a)	101,600	4,414,520
U.S. Physical Therapy, Inc. (b)	74,200	5,208,840
WellCare Health Plans, Inc. (a)	63,300	8,677,164

		43,524,503

Health Care Technology—0.6%
Omnicell, Inc. (a) (b)	113,100	3,834,090
Veeva Systems, Inc. - Class A (a)	91,100	3,707,770

		7,541,860

Hotels, Restaurants & Leisure—5.6%
Brinker International, Inc. (b)	116,500	5,770,245
Buffalo Wild Wings, Inc. (a) (b)	22,500	3,474,000
Cheesecake Factory, Inc. (The) (b)	53,000	3,173,640
Choice Hotels International, Inc.	49,300	2,763,265
Churchill Downs, Inc. (b)	43,400	6,529,530
Denny’s Corp. (a)	474,300	6,085,269
Domino’s Pizza, Inc.	76,600	12,197,784
Jack in the Box, Inc.	74,600	8,328,344
Marriott Vacations Worldwide Corp. (b)	65,900	5,591,615
Red Robin Gourmet Burgers, Inc. (a)	5,000	282,000

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Six Flags Entertainment Corp. (b)	97,400	$5,840,104
Vail Resorts, Inc.	77,700	12,533,787

		72,569,583

Household Durables—0.6%
Helen of Troy, Ltd. (a)	90,000	7,600,500

Household Products—0.3%
Spectrum Brands Holdings, Inc. (b)	35,600	4,354,948

Insurance—0.3%
Amtrust Financial Services, Inc.	145,056	3,971,633

Internet & Direct Marketing Retail—1.3%
HSN, Inc. (b)	118,400	4,061,120
Liberty Expedia Holdings, Inc. - Class A (a)	93,139	3,694,824
Liberty TripAdvisor Holdings, Inc. - Class A (a)	145,000	2,182,250
Liberty Ventures - Series A (a)	105,259	3,880,899
Shutterfly, Inc. (a)	53,100	2,664,558

		16,483,651

Internet Software & Services—2.5%
CommerceHub, Inc. - Series A (a) (b)	17,880	268,379
CommerceHub, Inc. - Series C (a) (b)	35,760	537,473
comScore, Inc. (a)	74,500	2,352,710
CoStar Group, Inc. (a)	18,300	3,449,367
Envestnet, Inc. (a)	72,500	2,555,625
j2 Global, Inc. (b)	55,800	4,564,440
LogMeIn, Inc.	51,600	4,981,980
MercadoLibre, Inc. (b)	16,400	2,560,696
Stamps.com, Inc. (a) (b)	44,100	5,056,065
WebMD Health Corp. (a) (b)	105,900	5,249,463

		31,576,198

IT Services—6.2%
Blackhawk Network Holdings, Inc. (a) (b)	55,100	2,075,892
Booz Allen Hamilton Holding Corp.	178,700	6,445,709
Broadridge Financial Solutions, Inc.	112,600	7,465,380
Cardtronics plc - Class A (a) (b)	121,600	6,635,712
CoreLogic, Inc. (a)	158,300	5,830,189
CSRA, Inc.	133,500	4,250,640
DST Systems, Inc.	59,500	6,375,425
EPAM Systems, Inc. (a)	25,200	1,620,612
Euronet Worldwide, Inc. (a)	90,100	6,525,943
Gartner, Inc. (a)	61,300	6,195,591
Jack Henry & Associates, Inc.	46,000	4,083,880
MAXIMUS, Inc.	164,800	9,194,192
Perficient, Inc. (a)	14,300	250,107
Travelport Worldwide, Ltd.	222,900	3,142,890
WEX, Inc. (a) (b)	80,200	8,950,320

		79,042,482

Leisure Products—0.5%
Brunswick Corp.	122,100	6,659,334

Life Sciences Tools & Services—2.8%
Bio-Rad Laboratories, Inc. - Class A (a)	26,300	4,793,964
Bruker Corp.	121,000	2,562,780
Cambrex Corp. (a)	115,000	6,204,250
Charles River Laboratories International, Inc. (a)	69,500	5,295,205
INC Research Holdings, Inc. - Class A (a)	98,500	5,181,100
PAREXEL International Corp. (a) (b)	76,400	5,021,008
PRA Health Sciences, Inc. (a)	58,400	3,219,008
VWR Corp. (a)	166,000	4,154,980

		36,432,295

Machinery—5.6%
Chart Industries, Inc. (a) (b)	26,700	961,734
Graco, Inc. (b)	76,200	6,331,458
Hyster-Yale Materials Handling, Inc. (b)	9,194	586,301
IDEX Corp.	34,600	3,116,076
John Bean Technologies Corp. (b)	125,900	10,821,105
Lincoln Electric Holdings, Inc. (b)	23,100	1,771,077
Lydall, Inc. (a) (b)	75,600	4,675,860
Manitowoc Foodservice, Inc. (a) (b)	136,200	2,632,746
Middleby Corp. (The) (a) (b)	61,500	7,921,815
Nordson Corp.	63,700	7,137,585
Standex International Corp. (b)	26,500	2,328,025
Sun Hydraulics Corp. (b)	20,113	803,917
Toro Co. (The)	230,400	12,890,880
Wabtec Corp. (b)	48,500	4,026,470
Woodward, Inc.	89,000	6,145,450

		72,150,499

Marine—0.5%
Kirby Corp. (a) (b)	45,700	3,039,050
Matson, Inc. (b)	79,800	2,824,122

		5,863,172

Media—1.5%
Cable One, Inc.	12,300	7,647,279
Eros International plc (a) (b)	55,200	720,360
Gray Television, Inc. (a)	190,200	2,063,670
Lions Gate Entertainment Corp. - Class B (a)	128,043	3,142,175
Live Nation Entertainment, Inc. (a)	232,800	6,192,480

		19,765,964

Metals & Mining—0.2%
Worthington Industries, Inc. (b)	63,200	2,998,208

Multiline Retail—0.4%
Big Lots, Inc. (b)	97,800	4,910,538

Oil, Gas & Consumable Fuels—3.8%
Carrizo Oil & Gas, Inc. (a) (b)	92,500	3,454,875
Diamondback Energy, Inc. (a)	63,500	6,417,310
Gran Tierra Energy, Inc. (a)	180,900	546,318
Matador Resources Co. (a) (b)	246,200	6,342,112
Parsley Energy, Inc. - Class A (a)	167,500	5,902,700
PDC Energy, Inc. (a) (b)	67,800	4,920,924
Rice Energy, Inc. (a)	148,400	3,168,340

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
RSP Permian, Inc. (a)	86,500	$3,859,630
SM Energy Co.	62,900	2,168,792
World Fuel Services Corp.	141,300	6,487,083
WPX Energy, Inc. (a)	369,700	5,386,529

		48,654,613

Paper & Forest Products—0.2%
Clearwater Paper Corp. (a) (b)	13,200	865,260
KapStone Paper and Packaging Corp. (b)	96,300	2,123,415

		2,988,675

Personal Products—0.1%
Nu Skin Enterprises, Inc. - Class A	38,700	1,849,086

Pharmaceuticals—2.3%
Akorn, Inc. (a)	140,600	3,069,298
Depomed, Inc. (a) (b)	201,700	3,634,634
Innoviva, Inc. (a) (b)	62,900	673,030
Jazz Pharmaceuticals plc (a)	3,100	337,993
Mallinckrodt plc (a)	2,776	138,300
Medicines Co. (The) (a) (b)	66,500	2,257,010
Nektar Therapeutics (a)	168,500	2,067,495
Pacira Pharmaceuticals, Inc. (a)	35,400	1,143,420
Phibro Animal Health Corp. - Class A	70,600	2,068,580
Prestige Brands Holdings, Inc. (a)	157,700	8,216,170
Supernus Pharmaceuticals, Inc. (a) (b)	61,200	1,545,300
TherapeuticsMD, Inc. (a) (b)	328,200	1,893,714
Theravance Biopharma, Inc. (a) (b)	58,514	1,865,427

		28,910,371

Professional Services—1.4%
Dun & Bradstreet Corp. (The)	43,700	5,301,684
Exponent, Inc. (b)	98,100	5,915,430
Huron Consulting Group, Inc. (a)	65,400	3,312,510
TransUnion (a)	117,900	3,646,647

		18,176,271

Real Estate Management & Development—0.2%
Kennedy-Wilson Holdings, Inc. (b)	156,243	3,202,982

Road & Rail—1.1%
AMERCO (b)	7,700	2,845,843
Landstar System, Inc. (b)	50,400	4,299,120
Old Dominion Freight Line, Inc. (a)	82,750	7,099,123

		14,244,086

Semiconductors & Semiconductor Equipment—3.6%
Advanced Energy Industries, Inc. (a)	60,400	3,306,900
Cabot Microelectronics Corp.	30,500	1,926,685
Cavium, Inc. (a) (b)	90,500	5,650,820
Cirrus Logic, Inc. (a)	128,200	7,248,428
Integrated Device Technology, Inc. (a)	255,000	6,007,800
MaxLinear, Inc. - Class A (a) (b)	195,700	4,266,260
Microsemi Corp. (a) (b)	196,900	10,626,693

Semiconductors & Semiconductor Equipment—(Continued)
Synaptics, Inc. (a)	77,900	4,173,882
Teradyne, Inc.	10,100	256,540
Versum Materials, Inc. (a)	115,200	3,233,664

		46,697,672

Software—7.7%
ACI Worldwide, Inc. (a) (b)	183,200	3,325,080
Aspen Technology, Inc. (a) (b)	120,400	6,583,472
Blackbaud, Inc. (b)	121,200	7,756,800
CommVault Systems, Inc. (a)	71,300	3,664,820
Computer Modelling Group, Ltd.	240,700	1,633,171
Descartes Systems Group, Inc. (The) (a)	168,000	3,595,200
Ellie Mae, Inc. (a)	39,500	3,305,360
Fair Isaac Corp.	75,200	8,965,344
Fortinet, Inc. (a)	135,400	4,078,248
Manhattan Associates, Inc. (a)	161,400	8,559,042
Monotype Imaging Holdings, Inc.	43,305	859,604
Pegasystems, Inc. (b)	137,900	4,964,400
Proofpoint, Inc. (a) (b)	78,600	5,553,090
PTC, Inc. (a)	151,000	6,986,770
SS&C Technologies Holdings, Inc. (b)	228,500	6,535,100
Take-Two Interactive Software, Inc. (a) (b)	134,900	6,649,221
Tyler Technologies, Inc. (a) (b)	65,100	9,294,327
Ultimate Software Group, Inc. (The) (a) (b)	36,600	6,674,010

		98,983,059

Specialty Retail—2.4%
Aaron’s, Inc.	29,100	930,909
Burlington Stores, Inc. (a)	162,900	13,805,775
Children’s Place, Inc. (The) (b)	22,800	2,301,660
Monro Muffler Brake, Inc. (b)	56,700	3,243,240
Murphy USA, Inc. (a) (b)	130,400	8,015,688
Sally Beauty Holdings, Inc. (a) (b)	93,100	2,459,702

		30,756,974

Technology Hardware, Storage & Peripherals—0.5%
Cray, Inc. (a)	68,900	1,426,230
NCR Corp. (a)	110,300	4,473,768

		5,899,998

Textiles, Apparel & Luxury Goods—1.1%
Carter’s, Inc.	74,500	6,436,055
G-III Apparel Group, Ltd. (a) (b)	44,300	1,309,508
Steven Madden, Ltd. (a)	173,400	6,199,050

		13,944,613

Thrifts & Mortgage Finance—0.6%
MGIC Investment Corp. (a)	369,400	3,764,186
Radian Group, Inc. (b)	218,800	3,934,024

		7,698,210

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a)	62,100	2,860,947
Univar, Inc. (a)	82,500	2,340,525

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Watsco, Inc.	31,500	$4,665,780

		9,867,252

Total Common Stocks (Cost $998,177,661)		1,281,007,319

Rights—0.0%

Biotechnology—0.0%
Dyax Corp., Expires 12/31/19 (a) (c) (d) (Cost $146,631)	132,100	323,645

Short-Term Investment—0.1%

Mutual Fund—0.1%
T. Rowe Price Government Reserve Fund (formerly, T. Rowe Price Government Reserve Investment Fund) (e)	1,145,182	1,145,182

Total Short-Term Investments (Cost $1,145,182)		1,145,182

Securities Lending Reinvestments (f)—21.3%

Certificates of Deposit—9.8%
Barclays New York 0.894%, 02/10/17 (g)	4,500,000	4,501,455
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,500,000	2,500,058
0.950%, 02/02/17	1,500,000	1,500,207
Cooperative Rabobank UA New York 1.278%, 10/13/17 (g)	2,000,000	2,000,450
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (g)	5,000,000	5,003,945
Credit Industriel et Commercial 1.245%, 04/05/17 (g)	2,000,000	2,001,080
Credit Suisse AG New York 1.335%, 04/03/17 (g)	2,200,000	2,200,482
1.364%, 04/11/17 (g)	3,000,000	3,000,654
1.364%, 05/12/17 (g)	4,500,000	4,500,468
DG Bank New York 0.940%, 01/12/17	3,000,000	3,000,159
0.950%, 01/03/17	1,500,000	1,500,011
DNB NOR Bank ASA 1.130%, 07/28/17 (g)	3,000,000	2,999,475
DZ Bank AG New York 1.010%, 02/27/17	2,000,000	2,000,578
DZ Bank London 0.990%, 03/01/17	2,000,000	2,000,420
ING Bank NV 1.265%, 04/18/17 (g)	4,500,000	4,508,249
KBC Bank NV 1.000%, 01/04/17	1,500,000	1,500,000
1.050%, 01/17/17	3,300,000	3,300,396

Certificates of Deposit—(Continued)
KBC Brussells 1.050%, 01/27/17	5,300,000	5,301,007
Landesbank Baden-Wuerttemberg Zero Coupon, 01/09/17	9,991,918	9,998,800
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	2,993,116	2,998,710
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (g)	3,000,000	3,001,419
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (g)	3,000,000	3,000,903
1.436%, 04/18/17 (g)	4,200,000	4,201,319
National Australia Bank London 1.034%, 05/02/17 (g)	5,000,000	5,004,720
1.182%, 11/09/17 (g)	3,000,000	2,992,560
Natixis New York 1.262%, 04/07/17 (g)	2,000,000	2,000,802
Rabobank London 1.281%, 10/13/17 (g)	2,000,000	2,004,797
Royal Bank of Canada New York 1.145%, 04/04/17 (g)	2,000,000	1,999,486
1.281%, 10/13/17 (g)	3,000,000	3,002,325
Sumitomo Bank New York 1.212%, 06/05/17 (g)	3,000,000	2,999,940
1.215%, 05/05/17 (g)	3,000,000	3,004,997
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (g)	2,000,000	2,001,020
1.395%, 04/12/17 (g)	2,000,000	2,002,281
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (g)	5,000,000	5,000,590
1.364%, 04/10/17 (g)	2,500,000	2,500,968
Svenska Handelsbanken New York 1.266%, 05/18/17 (g)	6,000,000	6,001,044
UBS, Stamford 1.084%, 05/12/17 (g)	2,600,000	2,599,802
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (g)	3,000,000	3,000,840
1.264%, 10/26/17 (g)	2,800,000	2,801,912

		125,438,329

Commercial Paper—4.1%
ABN AMRO Funding USA 0.910%, 01/11/17	2,494,313	2,499,223
Atlantic Asset Securitization LLC 0.990%, 01/12/17	1,496,288	1,499,514
1.040%, 02/03/17	996,967	999,127
Barton Capital Corp. 1.160%, 03/28/17	3,988,400	3,989,616
Commonwealth Bank Australia 1.236%, 10/23/17 (g)	3,000,000	3,001,686
Den Norske ASA 1.206%, 04/27/17 (g)	3,000,000	3,000,159
Erste Abwicklungsanstalt 1.014%, 03/10/17 (g)	5,000,000	5,000,030

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
HSBC plc 1.216%, 04/25/17 (g)	6,500,000	$6,499,721
Macquarie Bank, Ltd. 0.930%, 01/19/17	3,491,682	3,497,841
Ridgefield Funding Co. LLC 1.000%, 01/03/17	1,496,250	1,499,915
Sheffield Receivables Co. 1.050%, 01/06/17	1,994,517	1,999,740
Starbird Funding Corp. 0.930%, 02/10/17	7,480,625	7,492,806
Toronto Dominion Holding Corp. 0.600%, 01/05/17	2,996,900	2,999,664
Versailles Commercial Paper LLC 1.000%, 01/31/17	997,333	999,248
1.050%, 01/17/17	1,644,995	1,649,262
Victory Receivables Corp. 1.050%, 01/04/17	1,495,669	1,499,893
Westpac Banking Corp. 1.232%, 10/20/17 (g)	4,300,000	4,307,508

		52,434,953

Money Market Fund—0.4%
Fidelity Investments Money Market Treasury Portfolio	5,000,000	5,000,000

Repurchase Agreements—6.1%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $5,000,493 on 01/03/17, collateralized by $5,043,683 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $5,100,001.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $2,400,253 on 01/03/17, collateralized by $2,450,160 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $2,448,014.	2,400,000	2,400,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $17,608,178 on 01/03/17, collateralized by various Common Stock with a value of $19,563,368.	17,600,000	17,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $5,020,967 on 03/03/17, collateralized by Various Common Stock with a value of $5,500,000.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $2,459,639 on 01/03/17, collateralized by $12,657,138 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $2,508,704.	2,459,513	2,459,513
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $9,401,060 on 01/03/17, collateralized by $9,299,938 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $9,592,858.	9,400,000	9,400,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $4,623,567 on 04/03/17, collateralized by various Common Stock with a value of $5,060,000.	4,600,000	4,600,000
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $5,000,333 on 01/03/17, collateralized by $8,978,822 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $5,100,340.	5,000,000	5,000,000
Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $20,003,333 on 01/05/17, collateralized by $32,101,387 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $20,402,508.	20,000,000	20,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $7,000,529 on 01/03/17, collateralized by $10,271,551 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $7,140,000.	7,000,000	7,000,000

		78,459,513

Time Deposits—0.9%
OP Corporate Bank plc 1.010%, 01/04/17	2,800,000	2,800,000
1.200%, 01/23/17	4,000,000	4,000,000

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Shinkin Central Bank 1.200%, 01/27/17	900,000	$900,000
1.220%, 01/26/17	3,600,000	3,600,000

		11,300,000

Total Securities Lending Reinvestments (Cost $272,583,248)		272,632,795

Total Investments—121.1% (Cost $1,272,052,722) (h)		1,555,108,941
Other assets and liabilities (net)—(21.1)%		(270,908,303)

Net Assets—100.0%		$1,284,200,638

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $261,363,443 and the collateral received consisted of cash in the amount of $272,518,484. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of December 31, 2016, these securities represent 0.0% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,273,335,297. The aggregate unrealized appreciation and depreciation of investments were $326,178,004 and $(44,404,360), respectively, resulting in net unrealized appreciation of $281,773,644 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,281,007,319	$—	$—	$1,281,007,319
Total Rights*	—	—	323,645	323,645
Total Short-Term Investment*	1,145,182	—	—	1,145,182
Securities Lending Reinvestments
Certificates of Deposit	—	125,438,329	—	125,438,329
Commercial Paper	—	52,434,953	—	52,434,953
Money Market Fund	5,000,000	—	—	5,000,000
Repurchase Agreements	—	78,459,513	—	78,459,513
Time Deposits	—	11,300,000	—	11,300,000
Total Securities Lending Reinvestments	5,000,000	267,632,795	—	272,632,795
Total Investments	$1,287,152,501	$267,632,795	$323,645	$1,555,108,941

Collateral for Securities Loaned (Liability)	$—	$(272,518,484)	$—	$(272,518,484)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,553,963,759
Affiliated investments at value (c)	1,145,182
Cash	267,625
Cash denominated in foreign currencies (d)	15,238
Receivable for:
Investments sold	4,341,882
Fund shares sold	154,733
Dividends	776,253
Dividends on affiliated investments	1,159
Prepaid expenses	3,578

Total Assets	1,560,669,409
Liabilities
Collateral for securities loaned	272,518,484
Payables for:
Investments purchased	1,951,869
Fund shares redeemed	1,178,852
Accrued Expenses:
Management fees	493,212
Distribution and service fees	85,249
Deferred trustees’ fees	92,334
Other expenses	148,771

Total Liabilities	276,468,771

Net Assets	$1,284,200,638

Net Assets Consist of:
Paid in surplus	$916,642,101
Undistributed net investment income	3,195,807
Accumulated net realized gain	81,306,684
Unrealized appreciation on investments and foreign currency transactions	283,056,046

Net Assets	$1,284,200,638

Net Assets
Class A	$880,781,357
Class B	384,727,545
Class E	15,840,517
Class G	2,851,219
Capital Shares Outstanding*
Class A	41,129,927
Class B	19,131,196
Class E	771,372
Class G	146,302
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.41
Class B	20.11
Class E	20.54
Class G	19.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,270,907,540.
(b)	Includes securities loaned at value of $261,363,443.
(c)	Identified cost of affiliated investments was $1,145,182.
(d)	Identified cost of cash denominated in foreign currencies was $15,411.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$8,610,922
Dividends from affiliated investments	20,227
Securities lending income	1,398,219
Other income (b)	305,269

Total investment income	10,334,637
Expenses
Management fees	5,785,892
Administration fees	40,080
Custodian and accounting fees	71,635
Distribution and service fees—Class B	914,706
Distribution and service fees—Class E	23,275
Distribution and service fees—Class G	6,614
Audit and tax services	42,040
Legal	33,111
Trustees’ fees and expenses	45,248
Shareholder reporting	121,619
Insurance	8,615
Miscellaneous	21,306

Total expenses	7,114,141
Less management fee waiver	(271,905)
Less broker commission recapture	(6,159)

Net expenses	6,836,077

Net Investment Income	3,498,560

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	82,251,432
Foreign currency transactions	(434)

Net realized gain	82,250,998

Net change in unrealized appreciation (depreciation) on:
Investments	53,514,678
Foreign currency transactions	(50)

Net change in unrealized appreciation	53,514,628

Net realized and unrealized gain	135,765,626

Net Increase in Net Assets From Operations	$139,264,186

(a)	Net of foreign withholding taxes of $17,433.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,498,560	$2,688,274
Net realized gain	82,250,998	158,042,254
Net change in unrealized appreciation (depreciation)	53,514,628	(122,202,415)

Increase in net assets from operations	139,264,186	38,528,113

From Distributions to Shareholders
Net investment income
Class A	(2,262,161)	(1,259,590)
Class B	(122,343)	0
Class E	(22,202)	0
Net realized capital gains
Class A	(107,740,208)	(79,094,819)
Class B	(49,111,904)	(34,643,548)
Class E	(2,012,509)	(1,604,588)
Class G	(310,878)	(31,998)

Total distributions	(161,582,205)	(116,634,543)

Increase in net assets from capital share transactions	51,363,420	8,079,153

Total increase (decrease) in net assets	29,045,401	(70,027,277)

Net Assets
Beginning of period	1,255,155,237	1,325,182,514

End of period	$1,284,200,638	$1,255,155,237

Undistributed net investment income
End of period	$3,195,807	$2,472,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,981,592	$42,181,500	920,807	$21,896,567
Reinvestments	5,702,560	110,002,369	3,406,291	80,354,409
Redemptions	(5,785,041)	(121,880,009)	(5,210,225)	(125,668,142)

Net increase (decrease)	1,899,111	$30,303,860	(883,127)	$(23,417,166)

Class B
Sales	1,507,636	$29,367,915	1,884,588	$41,925,115
Reinvestments	2,714,127	49,234,247	1,548,661	34,643,548
Redemptions	(3,007,893)	(58,496,856)	(2,107,023)	(47,302,904)

Net increase	1,213,870	$20,105,306	1,326,226	$29,265,759

Class E
Sales	68,010	$1,354,404	111,886	$2,564,259
Reinvestments	109,925	2,034,711	70,469	1,604,588
Redemptions	(202,798)	(4,018,315)	(141,884)	(3,228,218)

Net increase (decrease)	(24,863)	$(629,200)	40,471	$940,629

Class G
Sales	75,500	$1,413,250	61,861	$1,321,908
Reinvestments	17,683	310,878	1,463	31,998
Redemptions	(7,445)	(140,674)	(3,075)	(63,975)

Net increase	85,738	$1,583,454	60,249	$1,289,931

Increase derived from capital shares transactions		$51,363,420		$8,079,153

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$22.01	$23.40	$23.77		$17.53	$16.68

Income (Loss) from Investment Operations
Net investment income (a)	0.07 (b)	0.07	0.06		0.04	0.10
Net realized and unrealized gain on investments	2.20	0.71	1.35		7.37	2.52

Total from investment operations	2.27	0.78	1.41		7.41	2.62

Less Distributions
Distributions from net investment income	(0.06)	(0.03)	(0.00	)(c)	(0.07)	0.00
Distributions from net realized capital gains	(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(2.87)	(2.17)	(1.78)		(1.17)	(1.77)

Net Asset Value, End of Period	$21.41	$22.01	$23.40		$23.77	$17.53

Total Return (%) (d)	11.74	2.71	6.91		44.55	16.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.51		0.52	0.55
Net ratio of expenses to average net assets (%) (e)	0.48	0.48	0.48		0.49	0.52
Ratio of net investment income to average net assets (%)	0.36 (b)	0.28	0.25		0.21	0.56
Portfolio turnover rate (%)	22	27	25		29	26
Net assets, end of period (in millions)	$880.8	$863.6	$938.5		$714.2	$387.0

	Class B
	Year Ended December 31,
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$20.84	$22.28	$22.77		$16.84	$16.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02 (b)	0.01	(0.00	)(f)	(0.01)	0.04
Net realized and unrealized gain on investments	2.07	0.69	1.29		7.07	2.45

Total from investment operations	2.09	0.70	1.29		7.06	2.49

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00		(0.03)	0.00
Distributions from net realized capital gains	(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(2.82)	(2.14)	(1.78)		(1.13)	(1.77)

Net Asset Value, End of Period	$20.11	$20.84	$22.28		$22.77	$16.84

Total Return (%) (d)	11.48	2.46	6.65		44.17	15.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.76		0.77	0.80
Net ratio of expenses to average net assets (%) (e)	0.73	0.73	0.73		0.74	0.77
Ratio of net investment income (loss) to average net assets (%)	0.11 (b)	0.03	(0.01)		(0.05)	0.25
Portfolio turnover rate (%)	22	27	25		29	26
Net assets, end of period (in millions)	$384.7	$373.4	$369.6		$373.6	$276.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$21.23	$22.63	$23.09		$17.06	$16.29

Income (Loss) from Investment Operations
Net investment income (a)	0.04 (b)	0.03	0.02		0.01	0.06
Net realized and unrealized gain on investments	2.11	0.71	1.30		7.16	2.48

Total from investment operations	2.15	0.74	1.32		7.17	2.54

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00		(0.04)	0.00
Distributions from net realized capital gains	(2.81)	(2.14)	(1.78)		(1.10)	(1.77)

Total distributions	(2.84)	(2.14)	(1.78)		(1.14)	(1.77)

Net Asset Value, End of Period	$20.54	$21.23	$22.63		$23.09	$17.06

Total Return (%) (d)	11.55	2.61	6.69		44.32	16.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.66		0.67	0.70
Net ratio of expenses to average net assets (%) (e)	0.63	0.63	0.63		0.64	0.67
Ratio of net investment income to average net assets (%)	0.21 (b)	0.12	0.09		0.05	0.34
Portfolio turnover rate (%)	22	27	25		29	26
Net assets, end of period (in millions)	$15.8	$16.9	$17.1		$18.8	$14.2

	Class G
	Year Ended December 31,
	2016	2015	2014(g)
Net Asset Value, Beginning of Period	$20.34	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02 (b)	(0.01)	0.01
Net realized and unrealized gain on investments	1.94	0.71	0.28

Total from investment operations	1.96	0.70	0.29

Less Distributions
Distributions from net realized capital gains	(2.81)	(2.14)	0.00

Total distributions	(2.81)	(2.14)	0.00

Net Asset Value, End of Period	$19.49	$20.34	$21.78

Total Return (%) (d)	11.14	2.51	1.35	(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.83	(i)
Net ratio of expenses to average net assets (%) (e)	0.78	0.78	0.81	(i)
Ratio of net investment income (loss) to average net assets (%)	0.08 (b)	(0.06)	0.40	(i)
Portfolio turnover rate (%)	22	27	25
Net assets, end of period (in millions)	$2.9	$1.2	$0.0	(j)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment loss was less than $0.01.
(g)	Commencement of operations was November 12, 2014.
(h)	Periods less than one year are not computed on an annualized basis.
(i)	Computed on an annualized basis.
(j)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $78,459,513. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$275,289,006	$0	$364,097,559

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates that amounted to $30,401 in purchases and $260,764 in sales of investments, which are included above, and resulted in realized losses of $70,320.

MSF-18

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$5,785,892	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-19

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at December 31, 2016	Realized Gain/(Loss) on shares sold	Income earned from affiliates during the period	Ending Value as of December 31, 2016
T. Rowe Price Government Reserve Fund	6,869,128	151,383,679	(157,107,625)	1,145,182	$—	$20,227	$1,145,182

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$11,380,536	$6,987,808	$150,201,669	$109,646,735	$161,582,205	$116,634,543

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$3,288,141	$82,589,259	$281,773,471	$—	$367,650,871

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-20

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-21

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-22

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-23

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-24

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-25

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-26

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the three- and five-year periods ended October 31, 2016, and underperformed its benchmark for the one-year period ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of certain comparable funds at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-27

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-28

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-29

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-30

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-31

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 44.26% and 43.74%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Index1, returned 30.87%.

MARKET ENVIRONMENT / CONDITIONS

The most significant macroeconomic factor influencing the market in which the Portfolio invested continued to be the extraordinary monetary accommodation extended by central banks around the world. At the end of the year this was reflected, not least, in the record high balance sheets of these banks. Added to this in the fourth quarter of the year, following the election of Donald Trump as President, was the expectation of future fiscal stimulus in the U.S.

As the year drew to a close, the deflation/inflation “conversation” shifted from being strongly deflationary to including a degree of valid concern about the prospect of forthcoming inflation. We believe this was reflected in the U.S. Federal Reserve Bank’s (the “Fed”) intimation that there might be three further rate hikes in 2017—following the hike in December.

Taken together with the continued rebalancing of supply and demand, particularly for oil and gas, all these factors proved, for the most part, positive for commodities.

While the market may have spent much of the year under the twin shadows and uncertainties of Brexit (British withdrawal from the European Union) and the U.S. presidential elections, when it came down to it, the results of neither were quite what had been expected.

Despite the surprises both brought with them, the effects of Brexit (about which there had been so much concern) appear, in the short term anyway, to have been minimal and, in the U.S., markets have risen inexorably since the election of Donald Trump as the country’s 45th president.

Having ended 2015 at 698, the U.S. rig count (both oil and gas) continued to drop in the early part of the year before appearing to bottom at the end of May. Thereafter it started to climb again. But, by the end of the year, at 658, it still fell short of its level at the beginning of the year. Over 1,200 rigs throughout the U.S. have been taken out of commission since the count’s peak in September 2014 and we remain at near historically low levels. Any rebound will, therefore, necessarily remain incremental.

Following a low in mid-February, the price of crude oil rose through June. Thereafter, it paused during the summer, following a generally sideways (if slightly rising) trajectory through to the end of October. It then fell, once again, after a “special meeting” of OPEC (Organization of the Petroleum Exporting Countries), at which it essentially agreed to come to an agreement to cap production, but no agreement was actually consummated. The price rebounded, however, after the organization’s official meeting at the end of November at which it agreed to cut production. The OPEC agreement was soon followed by a similar agreement among various non-OPEC producers to do likewise and front month West Texas Intermediate (“WTI”) crude oil ended the 12-month period at $53.72 per barrel, very near the high for the year.

Roughly paralleling oil, and having also troughed in the first quarter, the price of natural gas also strengthened over the rest of the year, not least because of the drop in the gas rig count and the fall in production.

Placing OPEC’s November meeting in context, we believe it could well be described as “historic.” In a two-year timeframe, the Saudi Arabians have executed a 180° turn in terms of policy. Until the meeting in November, OPEC was, essentially, defunct as an effective institution. While the Saudis may have brought it to its knees, it is they who resurrected it. The result has been that they have basically said that oil prices in the $40s are unsustainable, and the closer they get to $40, or the longer they stay in the $40 range or below, the higher the likelihood of strict adherence to the quotas that have been established.

Much in the same way that, for example, the monetary policy approaches Fed chairmen Alan Greenspan (1987-2000) and Ben Bernanke (2007-2008), became known, respectively, as the “Greenspan put” and “Bernanke put,” we believe that OPEC’s approach can, likewise, be described as the “OPEC put.”

OPEC’s move can be viewed from a couple of different perspectives. In the short term, $40 oil had become unbearable, with OPEC’s members unable to meet their own fiscal obligations, and Saudi Arabia suffering the most. In the longer term, $40 oil provided the majors and national oil companies, in particular, with little incentive to make any investment in establishing any sort of stable, longer-term, oil supply that would: 1) eventually hold up to inevitable demand growth; and, 2) down the road, avoid spikes.

However, coming in on the back of the historically low discoveries of conventional oil in 2015, the continued dramatic capital expenditure reductions by both the international and national oil companies would suggest that, when the data for the year come in, 2016 is not going to be any better in terms of such discoveries.

With regard to demand, despite the balance of risks and data that came out in 2016 leaning to the down side, demand for crude oil and gasoline remained resilient in the face of both anemic global GDP (Gross Domestic Product) and, indeed, GDP outlooks. The U.S., the largest consumer of crude oil and petroleum products, was particularly robust with recent weekly gasoline consumption figures reaching all-time record levels—remarkable for the “non-driving season” month of December.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

Gold had a roller-coaster of a year in 2016. For the first half of the year, it benefited from continued monetary easing, stimulus policies, and the erosion of confidence in the ability of central banks to deliver global growth. However, this, then, turned around when it became very apparent that the Fed was going to raise rates and the U.S. dollar started to strengthen.

Base metals remained more or less strong over the course of the year. Following somewhat of a stuttering start, they strengthened into the end of the year, reflecting some of the production cuts that were part of the continuing multi-year restructuring in the industry. Among the base metals, zinc’s supply and demand came into better alignment, not least because Glencore significantly reduced production of the metal at one of its major mines and demand remained solid. Copper, too, had a good year in 2016.

Despite strong share price performance, the global mining sector continued its corporate-level restructuring, with the strengthening of balance sheets and reduction of operating costs the main focus. However, signs are now becoming apparent that at least some companies are starting to focus again on growth.

A very healthy corn crop in North America put pressure both on prices and companies engaged in activities ancillary to this commodity—be they related either to input or output.

While these prices may have been, in part, helpful and stimulative for proteins, they too had their own supply issues with cattle markets, in particular, under pressure from oversupply: the U.S. cattle herd, having dropped in number drastically three or four years ago, has now completely rebounded.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several key aspects that contributed to outperformance of the Portfolio relative to the S&P North American Natural Resources Sector Index were overweight positions and outperformance in the diversified metals & mining, oil & gas drilling, gold, and copper sub-industries.

The Portfolio’s three strongest positive-contributing individual positions were: diversified metals & mining company Glencore (Switzerland), which benefited from both commodity price support, in particular, strong copper prices and continued, and expanded, successful strategic structural optimization; gold mining company Agnico Eagle Mines (Canada), which, together with robust gold prices earlier in the year, benefited from its continued focus on cost reduction and strong operational performance; and copper producing company First Quantum Minerals (Canada), which also benefited from commodity price support, in particular, strong copper prices and continuing, successful, strategic structural optimization.

The three weakest-contributing sub-industries to the Portfolio’s performance were fertilizers & agricultural chemicals, semiconductor equipment, and electrical components & equipment. The Portfolio’s three weakest-contributing companies were: CF Industries Holdings, a fertilizer & agricultural chemicals company which was hit by softer pricing related to nitrogen oversupply; Valero Energy (sold by the Portfolio during the period), an oil & gas refining & marketing company which suffered from the rebound in crude oil prices; and SunEdison (sold by the Portfolio during the period), a semiconductor equipment (solar) company.

The Portfolio’s largest new positions during the reporting period were in the gold and oil & gas exploration & production sub-industries, establishing new positions in Newmont Mining, PDC Energy, and Hess, respectively.

The Portfolio’s largest exited positions were in the oil & gas refining & marketing, oil & gas exploration & production, and oil & gas equipment & services sub-industries, which, respectively, eliminated positions in Valero Energy, Anadarko Petroleum, and Baker Hughes.

Broadly speaking, on both an absolute and relative basis, the Portfolio increased sizably its weightings to the oil & gas drilling and diversified metals & mining sub-industries. The Portfolio, on both an absolute and relative basis, decreased sizably its weightings to the gold and oil & gas storage & transportation sub-industries. The Portfolio also reduced its weighting to the oil & gas refining and marketing sub-industry.

As of December 31, 2016, the Portfolio’s most substantially overweight positions relative to the benchmark were in the oil & gas exploration & production and diversified metals & mining sub-industries. It also had a substantially overweight position in the oil & gas drilling sub-industry.

As of December 31, 2016, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that a substantially underweight position relative to the benchmark. As of the same date, the Portfolio’s next most underweight position was in the oil & gas

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

storage & transportation sub-industry. The Portfolio also held an underweight position in the oil & gas refining & marketing sub-industry.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	44.26	-2.02	4.83
Class B	43.74	-2.27	4.06
S&P North American Natural Resources Sector Index	30.87	1.26	6.03

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Holdings

% of Net Assets
Halliburton Co.	4.5
Nabors Industries, Ltd.	4.4
Glencore plc	4.3
Diamondback Energy, Inc.	3.9
Parsley Energy, Inc. - Class A	3.8
Patterson-UTI Energy, Inc.	3.8
Pioneer Natural Resources Co.	3.6
Schlumberger, Ltd.	3.6
Cimarex Energy Co.	3.5
EOG Resources, Inc.	3.5

Top Sectors

% of Net Assets
Energy	64.8
Materials	29.8
Industrials	1.4
Consumer Staples	0.9
Financials	0.2

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.79%	$1,000.00	$1,115.00	$4.20
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B(a)	Actual	1.04%	$1,000.00	$1,112.40	$5.52
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2016

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Chemicals—4.0%
Agrium, Inc. (a)	207,800	$20,894,290
CF Industries Holdings, Inc. (a)	670,400	21,104,192

		41,998,482

Electrical Equipment—0.3%
Sunrun, Inc. (a) (b)	616,600	3,274,146

Energy Equipment & Services—21.7%
Halliburton Co.	870,400	47,079,936
Nabors Industries, Ltd. (a)	2,801,000	45,936,400
Patterson-UTI Energy, Inc. (a)	1,490,000	40,110,800
Schlumberger, Ltd.	443,500	37,231,825
Superior Energy Services, Inc. (a)	1,173,700	19,812,056
Tenaris S.A. (ADR)	318,500	11,373,635
Vallourec S.A. (b)	899,200	6,138,857
Weatherford International plc (a) (b)	3,936,500	19,643,135

		227,326,644

Food Products—0.9%
Tyson Foods, Inc. - Class A	146,200	9,017,616

Metals & Mining—24.1%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (a)	559,733	23,508,786
Barrick Gold Corp.	735,500	11,753,290
First Quantum Minerals, Ltd.	3,680,300	36,593,308
Freeport-McMoRan, Inc. (b)	888,100	11,714,039
Glencore plc (b)	13,448,337	45,201,130
Goldcorp, Inc. (a)	857,700	11,664,720
Kinross Gold Corp. (b)	1,875,900	5,834,049
New Gold, Inc. (b)	1,522,900	5,330,150
Newmont Mining Corp.	667,600	22,745,132
Petra Diamonds, Ltd. (b)	4,762,427	9,143,813
Randgold Resources, Ltd. (ADR)	152,600	11,649,484
Steel Dynamics, Inc.	597,500	21,259,050
Teck Resources, Ltd. - Class B (a)	1,804,400	36,142,132

		252,539,083

Mortgage Real Estate Investment Trusts—0.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	134,000	2,544,660

Oil, Gas & Consumable Fuels—43.2%
Callon Petroleum Co. (b)	694,600	10,676,002
Cimarex Energy Co. (a)	271,000	36,828,900
Concho Resources, Inc. (b)	267,850	35,516,910
CONSOL Energy, Inc.	1,288,300	23,485,709
Diamondback Energy, Inc. (a) (b)	403,600	40,787,816
EOG Resources, Inc.	362,000	36,598,200
Golar LNG, Ltd.	316,100	7,251,334
Green Plains, Inc. (a)	477,800	13,306,730
Gulfport Energy Corp. (b)	742,900	16,076,356
Hess Corp.	390,000	24,293,100

Oil, Gas & Consumable Fuels—(Continued)
Laredo Petroleum, Inc. (a) (b)	1,805,600	25,531,184
Newfield Exploration Co. (a) (b)	792,900	32,112,450
Parsley Energy, Inc. - Class A (a) (b)	1,140,100	40,177,124
PDC Energy, Inc. (a) (b)	443,500	32,189,230
Pioneer Natural Resources Co.	210,000	37,814,700
RSP Permian, Inc. (b)	245,500	10,954,210
Scorpio Tankers, Inc.	1,156,200	5,237,586
SM Energy Co.	684,200	23,591,216

		452,428,757

Paper & Forest Products—1.7%
Louisiana-Pacific Corp. (b)	958,300	18,140,619

Road & Rail—1.1%
Union Pacific Corp.	108,200	11,218,176

Total Common Stocks (Cost $868,311,934)		1,018,488,183

Short-Term Investment—2.2%

Mutual Fund—2.2%
AIM STIT-STIC Prime Portfolio	22,478,742	22,480,990

Total Short-Term Investments (Cost $22,480,990)		22,480,990

Securities Lending Reinvestments (c)—9.0%

Certificates of Deposit—3.8%
Banco Del Estado De Chile New York 1.154%, 06/21/17 (d)	1,500,000	1,499,693
Bank of Nova Scotia Houston 1.201%, 11/03/17 (d)	2,000,000	2,001,693
Bank of Tokyo UFJ, Ltd., New York 1.121%, 02/28/17 (d)	1,500,000	1,500,030
Barclays New York 0.894%, 02/10/17 (d)	1,500,000	1,500,485
Chiba Bank, Ltd., New York 0.950%, 02/02/17	3,500,000	3,500,483
Credit Suisse AG New York 1.364%, 05/12/17 (d)	750,000	750,078
1.444%, 04/24/17 (d)	1,500,000	1,500,353
DNB NOR Bank ASA 1.130%, 07/28/17 (d)	600,000	599,895
DZ Bank AG New York 1.010%, 02/27/17	2,100,000	2,100,607
KBC Brussells 1.050%, 01/27/17	1,800,000	1,800,342
1.050%, 02/07/17	500,000	500,125
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	1,496,558	1,499,355
Mizuho Bank, Ltd., New York 1.336%, 05/17/17	2,000,000	1,999,808
1.361%, 04/26/17 (d)	1,000,000	999,949

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Australia Bank London 1.034%, 05/02/17 (d)	1,000,000	$1,000,944
National Bank of Canada 0.650%, 01/06/17	2,000,000	2,000,080
Natixis New York 0.900%, 02/17/17	2,000,000	2,000,256
Shizuoka Bank New York 0.840%, 01/03/17	2,100,000	2,100,008
Standard Chartered Bank New York 1.150%, 03/21/17	3,500,000	3,500,591
Sumitomo Bank New York 1.212%, 06/05/17 (d)	2,500,000	2,499,950
1.215%, 05/05/17 (d)	250,000	250,416
Sumitomo Mitsui Trust Bank, Ltd., London 1.262%, 05/08/17 (d)	1,500,000	1,502,747
Sumitomo Mitsui Trust Bank, Ltd., New York 1.351%, 04/26/17 (d)	1,000,000	1,000,118
UBS, Stamford 1.084%, 05/12/17 (d)	600,000	599,954
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (d)	600,000	600,168
1.264%, 10/26/17 (d)	1,250,000	1,250,854

		40,058,982

Commercial Paper—1.8%
Atlantic Asset Securitization LLC 1.040%, 02/03/17	1,794,540	1,798,429
Den Norske ASA 1.206%, 04/27/17 (d)	600,000	600,032
Erste Abwicklungsanstalt 1.014%, 03/10/17 (d)	500,000	500,003
HSBC plc 1.216%, 04/25/17 (d)	2,000,000	1,999,914
Macquarie Bank, Ltd. 0.930%, 01/19/17	249,406	249,846
National Australia Bank, Ltd. 1.288%, 12/06/17 (d)	1,500,000	1,500,003
Old Line Funding LLC 1.030%, 03/13/17 (d)	2,300,000	2,301,795
Oversea-Chinese Banking Corp., Ltd. 0.890%, 02/21/17	1,496,588	1,498,008
Starbird Funding Corp. 1.240%, 06/13/17 (d)	3,000,000	2,999,757
Suncorp Metway, Ltd. 0.930%, 02/09/17	1,496,435	1,498,339
United Overseas Bank, Ltd. 0.900%, 02/22/17	1,496,550	1,498,096
Versailles Commercial Paper LLC 1.000%, 01/31/17	1,595,733	1,598,797
Westpac Banking Corp. 1.232%, 10/20/17 (d)	1,250,000	1,252,183

		19,295,202

Repurchase Agreements—3.0%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $1,300,128 on 01/03/17, collateralized by $1,311,358 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $1,326,000.	1,300,000	1,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $800,084 on 01/03/17, collateralized by $816,720 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $816,005.	800,000	800,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $7,703,523 on 01/03/17, collateralized by various Common Stock with a value of $8,558,974.	7,700,000	7,700,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $1,004,193 on 03/03/17, collateralized by various Common Stock with a value of $1,100,000.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $6,929,875 on 01/03/17, collateralized by $35,660,672 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $7,068,112.	6,929,521	6,929,521
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,600,180 on 01/03/17, collateralized by $1,582,968 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,632,827.	1,600,000	1,600,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $6,002,200 on 01/06/17, collateralized by $5,936,131 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $6,123,101.	6,000,000	6,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $804,099 on 04/03/17, collateralized by various Common Stock with a value of $880,000.	800,000	800,000

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/30/16 at 0.600% to be repurchased at $1,000,067 on 01/03/17, collateralized by $1,795,764 U.S. Government Agency and Treasury Obligations with rates ranging from 0.996% - 7.000%, maturity dates ranging from 01/15/20 - 12/01/46, with a value of $1,020,068.	1,000,000	$1,000,000

Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $4,000,667 on 01/05/17, collateralized by $6,420,277 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $4,080,502.

	4,000,000	4,000,000

		31,129,521

Time Deposits—0.4%
OP Corporate Bank plc 1.010%, 01/04/17	600,000	600,000
1.200%, 01/23/17	3,000,000	3,000,000
Shinkin Central Bank 1.200%, 01/27/17	200,000	200,000
1.220%, 01/26/17	800,000	800,000

		4,600,000

Total Securities Lending Reinvestments (Cost $95,070,654)		95,083,705

Total Investments—108.4% (Cost $985,863,578) (e)		1,136,052,878
Other assets and liabilities (net)—(8.4)%		(87,682,363)

Net Assets—100.0%		$1,048,370,515

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $92,382,224 and the collateral received consisted of cash in the amount of $95,055,332. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(e)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $1,017,048,161. The aggregate unrealized appreciation and depreciation of investments were $159,862,928 and $(40,858,211), respectively, resulting in net unrealized appreciation of $119,004,717 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$41,998,482	$—	$—	$41,998,482
Electrical Equipment	3,274,146	—	—	3,274,146
Energy Equipment & Services	221,187,787	6,138,857	—	227,326,644
Food Products	9,017,616	—	—	9,017,616
Metals & Mining	198,194,140	54,344,943	—	252,539,083
Mortgage Real Estate Investment Trusts	2,544,660	—	—	2,544,660
Oil, Gas & Consumable Fuels	452,428,757	—	—	452,428,757
Paper & Forest Products	18,140,619	—	—	18,140,619
Road & Rail	11,218,176	—	—	11,218,176
Total Common Stocks	958,004,383	60,483,800	—	1,018,488,183
Total Short-Term Investment*	22,480,990	—	—	22,480,990
Total Securities Lending Reinvestments*	—	95,083,705	—	95,083,705
Total Investments	$980,485,373	$155,567,505	$—	$1,136,052,878

Collateral for Securities Loaned (Liability)	$—	$(95,055,332)	$—	$(95,055,332)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$1,136,052,878
Cash	57,267
Receivable for:
Investments sold	7,700,752
Fund shares sold	1,356
Dividends	681,387
Prepaid expenses	2,988

Total Assets	1,144,496,628
Liabilities
Cash due to bank denominated in foreign currencies (c)	6
Collateral for securities loaned	95,055,332
Payables for:
Investments purchased	59,067
Fund shares redeemed	73,296
Accrued Expenses:
Management fees	705,841
Distribution and service fees	29,264
Deferred trustees’ fees	90,794
Other expenses	112,513

Total Liabilities	96,126,113

Net Assets	$1,048,370,515

Net Assets Consist of:
Paid in surplus	$1,168,453,642
Undistributed net investment income	812,988
Accumulated net realized loss	(271,085,179)
Unrealized appreciation on investments and foreign currency transactions	150,189,064

Net Assets	$1,048,370,515

Net Assets
Class A	$916,173,109
Class B	132,197,406
Capital Shares Outstanding*
Class A	84,396,965
Class B	12,250,792
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.86
Class B	10.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $985,863,578.
(b)	Includes securities loaned at value of $92,382,224.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $6.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends (a)	$8,824,356
Interest	84,133
Securities lending income	723,526
Other income (b)	41,075

Total investment income	9,673,090
Expenses
Management fees	8,100,047
Administration fees	33,825
Custodian and accounting fees	61,007
Distribution and service fees—Class B	329,917
Audit and tax services	51,292
Legal	33,032
Trustees’ fees and expenses	45,248
Shareholder reporting	39,335
Insurance	7,187
Miscellaneous	20,341

Total expenses	8,721,231
Less management fee waiver	(120,399)
Less broker commission recapture	(60,722)

Net expenses	8,540,110

Net Investment Income	1,132,980

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(135,904,318)
Foreign currency transactions	(7,731)

Net realized loss	(135,912,049)

Net change in unrealized appreciation (depreciation) on:
Investments	541,328,687
Foreign currency transactions	(182)

Net change in unrealized appreciation	541,328,505

Net realized and unrealized gain	405,416,456

Net Increase in Net Assets From Operations	$406,549,436

(a)	Net of foreign withholding taxes of $253,786.
(b)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,132,980	$8,261,009
Net realized loss	(135,912,049)	(116,383,481)
Net change in unrealized appreciation (depreciation)	541,328,505	(267,741,713)

Increase (decrease) in net assets from operations	406,549,436	(375,864,185)

From Distributions to Shareholders
Net investment income
Class A	(7,529,545)	(4,538,788)
Class B	(774,707)	(282,297)

Total distributions	(8,304,252)	(4,821,085)

Increase (decrease) in net assets from capital share transactions	(216,213,976)	270,758,603

Total increase (decrease) in net assets	182,031,208	(109,926,667)

Net Assets
Beginning of period	866,339,307	976,265,974

End of period	$1,048,370,515	$866,339,307

Undistributed net investment income
End of period	$812,988	$8,079,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	22,439,892	$159,259,405	29,202,455	$297,797,116
Reinvestments	786,786	7,529,545	388,928	4,538,788
Redemptions	(37,901,036)	(351,491,583)	(4,823,710)	(59,007,302)

Net increase (decrease)	(14,674,358)	$(184,702,633)	24,767,673	$243,328,602

Class B
Sales	2,278,552	$17,711,278	4,747,123	$45,406,659
Reinvestments	81,377	774,707	24,294	282,297
Redemptions	(5,245,745)	(49,997,328)	(1,662,099)	(18,258,955)

Net increase (decrease)	(2,885,816)	$(31,511,343)	3,109,318	$27,430,001

Increase (decrease) derived from capital shares transactions		$(216,213,976)		$270,758,603

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.59	$11.32	$14.21	$12.91	$13.52

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.08	0.08	0.08	0.13
Net realized and unrealized gain (loss) on investments	3.34	(3.76)	(2.66)	1.34	0.25

Total from investment operations	3.35	(3.68)	(2.58)	1.42	0.38

Less Distributions
Distributions from net investment income	(0.08)	(0.05)	(0.08)	(0.12)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.23)	0.00	(0.99)

Total distributions	(0.08)	(0.05)	(0.31)	(0.12)	(0.99)

Net Asset Value, End of Period	$10.86	$7.59	$11.32	$14.21	$12.91

Total Return (%) (b)	44.26	(32.64)	(18.63)	11.06	2.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.82
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.80	0.80	0.82
Ratio of net investment income to average net assets (%)	0.14	0.82	0.56	0.64	0.98
Portfolio turnover rate (%)	49	25	39	36	23
Net assets, end of period (in millions)	$916.2	$752.1	$841.0	$1,018.8	$828.1

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.55	$11.25	$14.12	$12.83	$13.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.06	0.04	0.05	0.09
Net realized and unrealized gain (loss) on investments	3.31	(3.74)	(2.64)	1.33	0.26

Total from investment operations	3.30	(3.68)	(2.60)	1.38	0.35

Less Distributions
Distributions from net investment income	(0.06)	(0.02)	(0.04)	(0.09)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.23)	0.00	(0.99)

Total distributions	(0.06)	(0.02)	(0.27)	(0.09)	(0.99)

Net Asset Value, End of Period	$10.79	$7.55	$11.25	$14.12	$12.83

Total Return (%) (b)	43.74	(32.76)	(18.82)	10.76	2.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.07
Net ratio of expenses to average net assets (%) (c)	1.05	1.05	1.05	1.05	1.07
Ratio of net investment income (loss) to average net assets (%)	(0.12)	0.56	0.31	0.38	0.72
Portfolio turnover rate (%)	49	25	39	36	23
Net assets, end of period (in millions)	$132.2	$114.2	$135.3	$158.8	$165.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,129,521. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

MSF-15

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$494,154,834	$0	$708,797,748

The Portfolio engaged in security transactions with other accounts managed by Van Eck Associates Corporation that amounted to $10,673,258 in purchases of investments, which are included above.

MSF-16

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$8,100,047	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $500 million and under $1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-17

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$8,304,252	$4,821,085	$—	$—	$8,304,252	$4,821,085

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$902,255	$—	$119,006,181	$(239,900,595)	$(119,992,159)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short-term capital losses of $17,058,465, post-enactment accumulated long-term capital losses of $222,842,130, and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-21

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013-present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-22

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-23

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-24

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

*  *  *

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board also considered that the Portfolio outperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-year period ended October 31, 2016, and underperformed its benchmark for the three- and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median and were above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-25

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes

MSF-26

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse

MSF-27

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-28

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of New Sub-advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 8.55%, 8.30%, and 8.47%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

The broad U.S. fixed income market posted a modest gain in 2016 even as Treasury yields moved higher, especially towards the end of the year. Economic growth in the U.S. continued at a subdued pace as it has in recent years. Coming into 2016, markets had just experienced the first U.S. Federal Reserve (the “Fed”) rate hike since the financial crisis and expected four more hikes over the coming year. Risk markets began the year as they had for much of the last half of 2015, dominated by concerns of possible slowing global growth, weak commodity prices and a strengthening U.S. dollar.

Both short- and longer-term Treasury yields increased in 2016. The yield on the two-year Treasury began at 1.06% and ended the year 14 basis points (“bps”) higher at 1.20%. After beginning the year at 2.27%, the yield on the 10-year Treasury fell to 1.49% at the end of June but ultimately ended the year higher at 2.45%. Rates surged higher after the surprise election of Donald Trump as markets expected the policies of his administration to boost growth and inflation which in turn will lead to a faster pace of Fed rate increases. All told, the broad market bond index, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% during the year.

Economic growth over the year remained positive but was generally muted. The most recent Gross Domestic Product (“GDP”) release, for the third quarter’s real annualized growth, registered an impressive 3.5% which followed a 1.4% expansion in the second quarter of 2016 and a smaller 0.8% pickup in the first quarter of the year. While the third quarter’s print was a large surprise to the upside, much of the gain appears due to a quirk related to unusually large soybean exports which were in turn due to poor crops in other parts of the world.

The job market pushed well into full-employment territory in 2016. The unemployment rate began the year at 5.0% and inched down to 4.6% by year-end. The workforce participation rate, however, ended the year where it began at 62.7%. Wage gains were unimpressive for most of the year but improved towards the end of the year as the labor force tightened.

The Fed moved away from emergency policy rates for the first time in nearly a decade in late 2015 as it raised the federal funds rate to a range between 0.25% and 0.50%. A year later at its December 2016 meeting the Fed initiated its next increase as employment looked reasonably healthy, inflation measures appeared to be moving closer to targets and the recent 3.5% GDP print, despite its quirks, pointed to improving growth. Markets had expected a few more Fed increases earlier in the year, but the Fed held off as economic data failed to cooperate in the early part of the year, then international concerns such as bank worries and then Brexit, the U.K. referendum on leaving the European Union, complicated matters, and later the Fed did not want to impact markets in the fall as the U.S. election approached.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the reporting period, returning 8.55% versus the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.65%.

The Portfolio’s high-yield corporate bond exposure was the largest contributor overall during 2016. After a challenging first quarter, this sector rebounded sharply on the back of a broad-based rally in global markets fueled by strong demand for higher-yielding assets, especially after the surprise U.S. presidential election outcome. The high yield sector also benefitted from the continued rally in crude oil and global commodity prices, which boosted valuations across the energy and metals & mining complexes. Investment grade corporate bonds and inflation-linked holdings also contributed to the Portfolio’s performance.

Another key contributor to the Portfolio’s relative performance for the period was its out-of-benchmark allocation to emerging market debt. The asset class performed strongly on the rebound in commodity prices, easing concerns related to moderating growth in China, and the Fed’s decision to refrain from initiating an aggressive rate normalization cycle.

Currency strategies were another positive contributor to performance, in large part due to the sharp rally in the U.S. dollar which benefitted our short positions in the Japanese yen, Korean won and Taiwan dollar.

The principal detractor to the Portfolio’s performance was our exposure to Commercial Mortgage-Backed Securities issues, which had performed strongly in 2015, but were impacted by a technical rotation away from the sector which dampened valuations, and non-U.S. issues (mainly emerging markets local currency denominated bonds) which were impacted by the resurgence of the U.S. dollar as we moved into year-end.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Given the improvement in high-yield spreads over the past year, we reduced the Portfolio’s allocation to the high yield sector and deployed those proceeds into bank loans. This asset class generally enjoys more senior and secured status, typically exhibits less volatility than high-yield bonds and typically does well in a rising-rate environment. From a technical perspective, the recent pick up in LIBOR has served to boost investor demand for these securities.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Chia-Liang Lian

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	8.55	4.87	5.90
Class B	8.30	4.63	5.64
Class E	8.47	4.73	5.75
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	2.23	4.34

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	53.5
Mortgage-Backed Securities	15.1
Foreign Government	13.3
Floating Rate Loans	6.2
U.S. Treasury & Government Agencies	5.9
Investment Company Securities	2.3
Asset-Backed Securities	2.1
Convertible Preferred Stocks	0.4
Municipals	0.3
Preferred Stocks	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.54%	$1,000.00	$1,028.40	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

Class B(a)	Actual	0.79%	$1,000.00	$1,027.00	$4.03
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class E(a)	Actual	0.69%	$1,000.00	$1,027.80	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—53.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance 2010 5.125%, 09/07/42	120,000	$120,035

Aerospace/Defense—1.0%
Arconic, Inc. 5.125%, 10/01/24 (a)	2,125,000	2,178,125
Harris Corp. 4.854%, 04/27/35	570,000	598,865
5.054%, 04/27/45	1,089,000	1,149,786
Lockheed Martin Corp. 3.100%, 01/15/23	220,000	222,405
3.550%, 01/15/26	2,261,000	2,310,091
4.700%, 05/15/46	3,321,000	3,612,338
Northrop Grumman Corp. 3.200%, 02/01/27	22,500,000	22,261,500
Raytheon Co. 3.125%, 10/15/20	30,000	30,972
United Technologies Corp. 4.500%, 06/01/42	290,000	310,417

		32,674,499

Agriculture—0.7%
Alliance One International, Inc. 8.500%, 04/15/21 (144A)	3,870,000	3,928,050
9.875%, 07/15/21 (a)	6,015,000	5,157,862
Altria Group, Inc. 5.375%, 01/31/44	939,000	1,084,660
Reynolds American, Inc. 4.850%, 09/15/23	2,960,000	3,214,708
5.850%, 08/15/45	8,465,000	10,023,627

		23,408,907

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	706,957	727,246
American Airlines Group, Inc. 4.625%, 03/01/20 (144A) (a)	1,400,000	1,417,500
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	290,401	304,340
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	411,956	420,710
Northwest Airlines Pass-Through Trust 7.575%, 03/01/19	12,640	13,146

		2,882,942

Apparel—0.4%
Hanesbrands, Inc. 4.625%, 05/15/24 (144A) (a)	5,949,000	5,770,530
4.875%, 05/15/26 (144A)	6,575,000	6,427,062
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,461,094

		14,658,686

Auto Manufacturers—0.6%
Ford Motor Co. 4.750%, 01/15/43 (a)	2,070,000	1,965,273
Ford Motor Credit Co. LLC 3.664%, 09/08/24	720,000	702,545
General Motors Co. 6.600%, 04/01/36	5,134,000	5,868,198
6.750%, 04/01/46	10,000,000	11,726,900
General Motors Financial Co., Inc. 5.250%, 03/01/26	1,660,000	1,743,815

		22,006,731

Auto Parts & Equipment—0.9%
Allison Transmission, Inc. 5.000%, 10/01/24 (144A) (a)	4,810,000	4,858,100
American Axle & Manufacturing, Inc. 6.250%, 03/15/21 (a)	2,100,000	2,168,250
6.625%, 10/15/22 (a)	1,590,000	1,639,608
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26	3,630,000	3,613,447
IHO Verwaltungs GmbH 4.125%, 09/15/21 (144A) (b)	1,840,000	1,858,400
4.750%, 09/15/26 (144A) (a) (b)	3,440,000	3,319,600
Schaeffler Finance B.V. 4.250%, 05/15/21 (144A) (a)	4,000,000	4,080,000
ZF North America Capital, Inc. 4.500%, 04/29/22 (144A) (a)	1,425,000	1,469,532
4.750%, 04/29/25 (144A) (a)	9,010,000	9,167,675

		32,174,612

Banks—9.8%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	3,831,000	3,876,049
Bank of America Corp. 3.875%, 08/01/25	1,040,000	1,057,504
4.000%, 01/22/25	17,810,000	17,832,369
4.125%, 01/22/24	880,000	914,541
4.200%, 08/26/24	2,380,000	2,424,516
4.250%, 10/22/26	7,628,000	7,720,345
6.300%, 03/10/26 (a) (c)	375,000	391,875
6.500%, 10/23/24 (a) (c)	4,835,000	5,052,575
Barclays Bank plc 7.625%, 11/21/22	16,450,000	18,053,875
10.179%, 06/12/21 (144A)	1,180,000	1,465,218
Barclays plc 4.375%, 01/12/26	1,575,000	1,595,195
BNP Paribas S.A. 4.375%, 05/12/26 (144A) (a)	11,070,000	10,910,592
7.625%, 03/30/21 (144A) (a) (c)	2,850,000	3,007,035
BPCE S.A. 4.875%, 04/01/26 (144A) (a)	12,000,000	11,991,348
5.150%, 07/21/24 (144A)	420,000	426,975
Citigroup, Inc. 4.050%, 07/30/22 (a)	2,000,000	2,069,968
4.400%, 06/10/25	1,470,000	1,503,883
4.450%, 09/29/27	16,094,000	16,349,026

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
5.350%, 05/15/23 (c)	560,000	$527,800
5.900%, 02/15/23 (a) (c)	1,475,000	1,491,594
5.950%, 01/30/23 (a) (c)	3,606,000	3,655,582
5.950%, 05/15/25 (c)	2,790,000	2,755,683
6.300%, 05/15/24 (a) (c)	850,000	842,775
Cooperatieve Rabobank UA 3.750%, 07/21/26	4,210,000	4,126,844
4.375%, 08/04/25	1,470,000	1,508,408
11.000%, 06/30/19 (144A) (c)	415,000	487,750
Credit Agricole S.A. 7.875%, 01/23/24 (144A) (c)	1,750,000	1,767,657
8.125%, 12/23/25 (144A) (c)	7,050,000	7,419,843
8.375%, 10/13/19 (144A) (a) (c)	640,000	702,093
Credit Suisse Group AG 7.500%, 12/11/23 (144A) (a) (c)	4,365,000	4,566,881
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45	1,560,000	1,601,299
Goldman Sachs Group, Inc. (The) 3.500%, 11/16/26	3,480,000	3,399,908
3.750%, 02/25/26 (a)	1,660,000	1,664,877
4.000%, 03/03/24	3,180,000	3,298,992
4.250%, 10/21/25	13,890,000	14,110,031
5.150%, 05/22/45	3,184,000	3,348,485
5.250%, 07/27/21	1,330,000	1,457,667
6.750%, 10/01/37	2,000,000	2,469,694
7.500%, 02/15/19	20,000	22,172
HSBC Holdings plc 3.900%, 05/25/26	14,240,000	14,337,245
4.250%, 08/18/25	2,253,000	2,273,610
6.375%, 09/17/24 (a) (c)	1,290,000	1,269,037
ICICI Bank, Ltd. 5.750%, 11/16/20	9,290,000	10,119,318
Intesa Sanpaolo S.p.A. 5.710%, 01/15/26 (144A)	3,820,000	3,645,346
6.500%, 02/24/21 (144A)	1,175,000	1,288,593
Itau CorpBanca 3.875%, 09/22/19	6,290,000	6,482,587
Itau Unibanco Holding S.A. 2.850%, 05/26/18 (a)	10,770,000	10,796,925
JPMorgan Chase & Co. 3.625%, 05/13/24	690,000	701,859
3.625%, 12/01/27	6,430,000	6,238,296
3.875%, 09/10/24	5,082,000	5,142,156
4.350%, 08/15/21 (a)	10,000	10,698
4.500%, 01/24/22	160,000	172,549
6.750%, 02/01/24 (a) (c)	1,105,000	1,190,638
Lloyds Banking Group plc 4.582%, 12/10/25	3,011,000	3,025,555
4.650%, 03/24/26 (a)	7,220,000	7,313,080
7.500%, 06/27/24 (a) (c)	4,580,000	4,717,400
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A)	2,100,000	2,125,181
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,194,145
4.100%, 05/22/23 (a)	2,500,000	2,566,305

Banks—(Continued)
Morgan Stanley
4.875%, 11/01/22 (a)	450,000	482,283
6.625%, 04/01/18	714,000	755,075
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,541,756
Oversea-Chinese Banking Corp., Ltd. 4.250%, 06/19/24	10,230,000	10,272,414
Royal Bank of Scotland Group plc 4.800%, 04/05/26	400,000	400,452
5.125%, 05/28/24	4,530,000	4,516,777
6.000%, 12/19/23	875,000	908,866
6.100%, 06/10/23	780,000	816,434
6.125%, 12/15/22	390,000	414,700
8.625%, 08/15/21 (c)	2,890,000	2,947,800
Royal Bank of Scotland NV 4.650%, 06/04/18	410,000	416,809
Royal Bank of Scotland plc (The) 13.125%, 03/19/22 (AUD) (c)	1,580,000	1,163,530
Santander Holdings USA, Inc. 4.500%, 07/17/25	890,000	884,434
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (a)	12,691,000	12,424,502
7.375%, 06/24/22 (GBP) (c)	2,620,000	3,229,055
Santander UK plc 7.950%, 10/26/29	272,000	316,988
Scotia Bank Peru DPR Finance Co. 3.713%, 03/15/17 (144A) (c) (d)	52,632	52,615
Standard Chartered plc 3.950%, 01/11/23 (144A) (a)	2,425,000	2,369,780
5.700%, 03/26/44 (144A)	9,800,000	9,787,681
UBS AG 7.625%, 08/17/22 (a)	2,850,000	3,231,187
Wachovia Capital Trust III 5.570%, 01/30/17 (a) (c)	1,021,000	1,001,907
Wells Fargo & Co. 4.300%, 07/22/27 (a)	17,670,000	18,174,903
4.750%, 12/07/46	7,170,000	7,276,518
Wells Fargo Capital X 5.950%, 12/15/36	380,000	395,200

		338,261,113

Beverages—1.0%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	7,642,000	7,758,082
4.900%, 02/01/46	6,215,000	6,717,607
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19 (a)	1,254,000	1,396,790
Beverages & More, Inc. 10.000%, 11/15/18 (144A)	1,640,000	1,562,100
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc. 10.625%, 08/01/18 (144A)	370,000	344,100
Constellation Brands, Inc. 4.250%, 05/01/23 (a)	2,500,000	2,592,225
4.750%, 11/15/24	11,649,000	12,365,413

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Constellation Brands, Inc.
4.750%, 12/01/25	140,000	$148,400
6.000%, 05/01/22	2,282,000	2,573,731
Dr Pepper Snapple Group, Inc. 3.400%, 11/15/25	64,000	63,883
4.500%, 11/15/45	32,000	32,466

		35,554,797

Biotechnology—0.2%
Celgene Corp. 3.875%, 08/15/25	1,120,000	1,136,027
5.000%, 08/15/45	920,000	956,552
Gilead Sciences, Inc. 2.550%, 09/01/20	1,675,000	1,692,653
3.500%, 02/01/25	2,525,000	2,552,924
4.600%, 09/01/35	1,800,000	1,866,942
4.750%, 03/01/46	125,000	129,334

		8,334,432

Building Materials—0.1%
Hardwoods Acquisition, Inc. 7.500%, 08/01/21 (144A)	2,090,000	1,766,050
NWH Escrow Corp. 7.500%, 08/01/21 (144A)	550,000	462,000
Ply Gem Industries, Inc. 6.500%, 02/01/22	1,540,000	1,580,425

		3,808,475

Chemicals—0.4%
Eastman Chemical Co. 4.800%, 09/01/42 (a)	740,000	735,380
OCP S.A. 5.625%, 04/25/24	9,930,000	10,267,560
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	40,000	42,526
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A) (a)	1,275,000	1,268,625
Westlake Chemical Corp. 4.625%, 02/15/21 (144A)	1,060,000	1,097,100

		13,411,191

Coal—0.0%
Murray Energy Corp. 11.250%, 04/15/21 (144A)	10,000	7,750

Commercial Services—0.7%
AA Bond Co., Ltd. 5.500%, 07/31/22 (GBP)	2,690,000	3,383,945
ADT Corp. (The) 4.125%, 06/15/23	4,070,000	3,886,850
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,016,273

Commercial Services—(Continued)
Ecolab, Inc. 4.350%, 12/08/21	70,000	75,646
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	1,846,899
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	5,030,000	5,130,600
UBM plc 5.750%, 11/03/20 (144A)	50,000	52,565
United Rentals North America, Inc. 5.875%, 09/15/26	8,000,000	8,230,000
6.125%, 06/15/23 (a)	1,850,000	1,961,000

		25,583,778

Computers—0.4%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A) (d)	70,000	32,200
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	1,000,000	1,020,806
4.420%, 06/15/21 (144A)	12,010,000	12,427,287

		13,480,293

Diversified Financial Services—2.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, 10/30/20 (a)	1,060,000	1,102,400
4.625%, 07/01/22 (a)	600,000	618,000
5.000%, 10/01/21 (a)	15,056,000	15,827,620
Ally Financial, Inc. 5.750%, 11/20/25 (a)	5,392,000	5,378,520
8.000%, 11/01/31	1,025,000	1,188,918
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,334,416
CIT Group, Inc. 5.000%, 08/15/22 (a)	1,482,000	1,544,985
GE Capital International Funding Co. 2.342%, 11/15/20	538,000	537,743
International Lease Finance Corp. 6.250%, 05/15/19	2,470,000	2,655,250
8.250%, 12/15/20	2,613,000	3,044,145
8.625%, 01/15/22	2,500,000	3,003,125
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	130,486
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	3,200,000	3,466,928
6.250%, 01/14/21 (144A)	400,000	442,862
Navient Corp. 5.000%, 10/26/20 (a)	5,811,000	5,927,220
5.875%, 10/25/24 (a)	3,150,000	2,992,500
8.000%, 03/25/20 (a)	1,610,000	1,786,134
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (a)	19,470,000	18,934,575
TMX Finance LLC / TitleMax Finance Corp. 8.500%, 09/15/18 (144A) (a)	3,840,000	3,350,400

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Visa, Inc. 3.150%, 12/14/25	1,850,000	$1,858,114

		77,124,341

Electric—1.2%
Comision Federal de Electricidad 6.125%, 06/16/45 (144A)	10,430,000	9,986,725
Electricite de France S.A. 5.250%, 01/29/23 (144A) (c)	950,000	893,000
Enel S.p.A. 7.750%, 09/10/75 (GBP) (c)	2,450,000	3,301,873
FirstEnergy Corp. 4.250%, 03/15/23	1,560,000	1,612,720
7.375%, 11/15/31 (a)	3,550,000	4,575,588
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	4,310,741
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (d)	2,725,307	2,939,925
Pacific Gas & Electric Co. 4.000%, 12/01/46	1,390,000	1,370,837
6.050%, 03/01/34	1,180,000	1,476,732
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	713,638	737,879
Perusahaan Listrik Negara PT 5.500%, 11/22/21	9,750,000	10,456,875
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,196,847

		42,859,742

Electronics—0.1%
Flex, Ltd. 4.625%, 02/15/20	780,000	820,400
Flextronics International, Ltd. 5.000%, 02/15/23	1,300,000	1,386,467

		2,206,867

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A) (d)	1,510,573	1,648,147

Engineering & Construction—0.3%
CRCC Yuxiang, Ltd. 3.500%, 05/16/23	10,520,000	10,369,953

Entertainment—0.1%
Greektown Holdings LLC / Greektown Mothership Corp. 8.875%, 03/15/19 (144A) (a)	1,150,000	1,208,937
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,213,654

		4,422,591

Environmental Control—0.0%
Waste Management, Inc. 3.500%, 05/15/24	890,000	917,625
4.600%, 03/01/21	180,000	194,161
7.375%, 05/15/29	190,000	248,063

		1,359,849

Food—0.6%
Dole Food Co., Inc. 7.250%, 05/01/19 (144A)	8,520,000	8,690,400
Kraft Heinz Foods Co. 3.500%, 06/06/22	570,000	579,673
3.950%, 07/15/25	280,000	283,650
4.875%, 02/15/25 (144A) (a)	1,157,000	1,248,144
5.000%, 07/15/35	380,000	398,657
5.200%, 07/15/45	390,000	408,257
Lamb Weston Holdings, Inc. 4.625%, 11/01/24 (144A) (a)	4,420,000	4,431,050
4.875%, 11/01/26 (144A) (a)	4,160,000	4,115,800

		20,155,631

Healthcare-Products—1.0%
Abbott Laboratories 4.900%, 11/30/46	10,340,000	10,612,304
DJO Finance LLC / DJO Finance Corp. 10.750%, 04/15/20 (a)	2,060,000	1,730,400
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A) (a)	4,570,000	3,964,475
Immucor, Inc. 11.125%, 08/15/19 (a)	4,810,000	4,521,400
Medtronic, Inc. 3.150%, 03/15/22	2,393,000	2,450,963
3.500%, 03/15/25	1,730,000	1,781,405
Universal Hospital Services, Inc. 7.625%, 08/15/20 (a)	9,755,000	9,657,450

		34,718,397

Healthcare-Services—1.7%
Centene Corp. 4.750%, 05/15/22 (a)	7,386,000	7,459,860
4.750%, 01/15/25 (a)	1,620,000	1,581,525
5.625%, 02/15/21 (a)	1,120,000	1,177,568
6.125%, 02/15/24 (a)	3,073,000	3,238,174
DaVita, Inc. 5.000%, 05/01/25 (a)	6,110,000	6,010,712
Dignity Health 3.812%, 11/01/24	1,800,000	1,791,378
4.500%, 11/01/42	339,000	313,712
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	707,000
5.875%, 01/31/22 (144A) (a)	3,225,000	3,531,375
HCA, Inc. 4.750%, 05/01/23	590,000	604,013
5.250%, 04/15/25 (a)	375,000	391,406

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc.
5.250%, 06/15/26	2,550,000	$2,636,063
5.375%, 02/01/25 (a)	4,615,000	4,626,537
5.875%, 05/01/23	50,000	53,125
6.500%, 02/15/20 (a)	1,550,000	1,695,700
7.500%, 02/15/22 (a)	6,583,000	7,471,705
7.690%, 06/15/25	1,817,000	1,975,988
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19 (a)	7,887,000	6,861,690
Memorial Sloan-Kettering Cancer Center 4.200%, 07/01/55	1,825,000	1,770,726
Tenet Healthcare Corp. 8.125%, 04/01/22 (a)	3,655,000	3,448,492

		57,346,749

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP)	2,410,000	3,507,847

Home Builders—0.9%
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,706,250
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A) (a)	3,955,000	4,053,875
5.625%, 03/01/24 (144A)	6,000,000	6,060,000
5.875%, 04/15/23 (144A) (a)	780,000	791,700
William Lyon Homes, Inc. 5.750%, 04/15/19	4,247,000	4,289,470
7.000%, 08/15/22 (a)	8,040,000	8,321,400
8.500%, 11/15/20	3,060,000	3,197,700

		29,420,395

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	4,060,000	4,087,933

Housewares—0.4%
American Greetings Corp. 7.375%, 12/01/21	1,505,000	1,535,100
Newell Brands, Inc. 3.850%, 04/01/23	2,750,000	2,852,594
4.200%, 04/01/26 (a)	4,000,000	4,175,120
5.500%, 04/01/46 (a)	4,800,000	5,510,525

		14,073,339

Insurance—0.6%
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,630,000	1,699,275
American International Group, Inc. 3.750%, 07/10/25	1,380,000	1,388,907
6.250%, 03/15/87 (c)	453,000	455,265
AXA S.A. 8.600%, 12/15/30	1,320,000	1,815,000

Insurance—(Continued)
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,460,364
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,191,331
Prudential Financial, Inc. 5.625%, 06/15/43 (c)	550,000	571,313
5.875%, 09/15/42 (c)	1,200,000	1,258,500
8.875%, 06/15/38 (c)	915,000	988,200
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,915,792
6.850%, 12/16/39 (144A)	2,546,000	3,304,005
TIAA Asset Management Finance Co. LLC 4.125%, 11/01/24 (144A) (a)	1,807,000	1,825,131

		20,873,083

Internet—0.5%
Alibaba Group Holding, Ltd. 3.125%, 11/28/21 (a)	10,475,000	10,467,626
eBay, Inc. 3.800%, 03/09/22 (a)	1,095,000	1,131,278
Netflix, Inc. 5.500%, 02/15/22	2,453,000	2,643,108
Priceline Group, Inc. (The) 3.650%, 03/15/25	1,625,000	1,620,484

		15,862,496

Iron/Steel—0.3%
Vale Overseas, Ltd. 6.250%, 08/10/26 (a)	3,990,000	4,149,600
6.875%, 11/10/39	7,980,000	7,760,550

		11,910,150

Leisure Time—1.0%
Gibson Brands, Inc. 8.875%, 08/01/18 (144A)	2,070,000	1,914,750
NCL Corp., Ltd. 4.625%, 11/15/20 (144A) (a)	2,590,000	2,635,325
4.750%, 12/15/21 (144A)	8,020,000	8,015,028
Viking Cruises, Ltd. 8.500%, 10/15/22 (144A)	9,800,000	10,167,500
Vista Outdoor, Inc. 5.875%, 10/01/23 (a)	9,530,000	9,976,766

		32,709,369

Lodging—0.4%
MCE Finance, Ltd. 5.000%, 02/15/21 (144A) (a)	2,450,000	2,434,391
MGM Resorts International 6.000%, 03/15/23 (a)	5,592,000	6,039,360
6.625%, 12/15/21 (a)	4,180,000	4,671,150

		13,144,901

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—3.3%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	5,340,000	$5,486,850
7.500%, 05/15/26 (144A) (a)	5,000,000	5,200,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/25 (144A)	880,000	906,400
5.875%, 04/01/24 (144A) (a)	284,000	303,170
6.625%, 01/31/22 (a)	2,300,000	2,383,375
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,180,000	2,278,168
4.908%, 07/23/25	3,660,000	3,857,384
6.384%, 10/23/35	4,647,000	5,306,093
Comcast Corp. 7.050%, 03/15/33	7,600,000	10,202,909
CSC Holdings LLC 6.625%, 10/15/25 (144A) (a)	2,680,000	2,927,900
10.125%, 01/15/23 (144A) (a)	1,125,000	1,299,375
10.875%, 10/15/25 (144A) (a)	6,447,000	7,671,930
DISH DBS Corp. 5.000%, 03/15/23	3,247,000	3,230,765
5.875%, 07/15/22	2,880,000	3,031,200
5.875%, 11/15/24 (a)	2,450,000	2,521,050
6.750%, 06/01/21	75,000	81,375
7.750%, 07/01/26 (a)	3,630,000	4,092,825
SFR Group S.A. 6.000%, 05/15/22 (144A) (a)	7,185,000	7,373,606
7.375%, 05/01/26 (144A)	3,040,000	3,116,000
Sinclair Television Group, Inc. 6.125%, 10/01/22 (a)	2,450,000	2,554,125
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,071,036
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A) (a)	5,975,000	6,221,469
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	9,890,000	9,457,312
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A) (a)	2,296,000	2,313,220
Viacom, Inc. 3.450%, 10/04/26	9,360,000	8,650,503
3.875%, 04/01/24	240,000	232,925
Virgin Media Finance plc 6.000%, 10/15/24 (144A) (a)	3,985,000	4,104,550
6.375%, 10/15/24 (GBP)	2,510,000	3,271,375
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A) (a)	2,000,000	1,995,000

		112,141,890

Metal Fabricate/Hardware—0.0%
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	347,743

Mining—3.2%
Alcoa Nederland Holding B.V. 6.750%, 09/30/24 (144A)	1,940,000	2,104,900
7.000%, 09/30/26 (144A) (a)	1,770,000	1,938,150
Anglo American Capital plc 2.625%, 04/03/17 (144A)	850,000	850,000
2.625%, 09/27/17 (144A) (a)	3,000,000	3,000,000
Barminco Finance Pty, Ltd. 9.000%, 06/01/18 (144A)	195,000	200,363
Barrick Gold Corp. 4.100%, 05/01/23 (a)	7,521,000	7,715,350
5.250%, 04/01/42 (a)	4,000,000	3,895,992
6.950%, 04/01/19 (a)	57,000	62,350
Barrick North America Finance LLC 4.400%, 05/30/21	97,000	101,933
5.750%, 05/01/43 (a)	11,289,000	11,866,308
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22 (a)	160,000	161,295
3.250%, 11/21/21	430,000	443,020
5.000%, 09/30/43 (a)	750,000	837,720
6.250%, 10/19/75 (144A) (a) (c)	2,392,000	2,589,818
6.750%, 10/19/75 (144A) (c)	8,191,000	9,194,397
Coeur Mining, Inc. 7.875%, 02/01/21 (a)	1,246,000	1,292,725
FMG Resources Pty, Ltd. 6.875%, 04/01/22 (144A) (a)	3,240,000	3,361,500
Freeport-McMoRan, Inc. 2.300%, 11/14/17	1,500,000	1,488,750
3.550%, 03/01/22	5,670,000	5,273,100
3.875%, 03/15/23 (a)	4,704,000	4,315,920
6.625%, 05/01/21 (144A)	680,000	691,900
6.750%, 02/01/22 (144A)	1,453,000	1,492,958
Glencore Finance Canada, Ltd. 4.250%, 10/25/22 (144A) (a)	788,000	805,730
Glencore Funding LLC 4.000%, 04/16/25 (144A)	6,580,000	6,448,400
Gold Fields Orogen Holdings BVI, Ltd. 4.875%, 10/07/20 (144A)	2,745,000	2,698,335
HudBay Minerals, Inc. 7.250%, 01/15/23 (144A) (a)	2,280,000	2,359,800
7.625%, 01/15/25 (144A)	5,375,000	5,586,667
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (e)	952,902	14,294
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (144A) (d) (f)	36,414	4
Rio Tinto Finance USA, Ltd. 3.750%, 09/20/21	130,000	136,523
3.750%, 06/15/25 (a)	7,330,000	7,548,485
Southern Copper Corp. 5.250%, 11/08/42 (a)	12,250,000	11,223,205
Yamana Gold, Inc. 4.950%, 07/15/24 (a)	9,130,000	8,947,400

		108,647,292

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.5%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/21 (144A)	2,250,000	$2,210,625
CTP Transportation Products LLC / CTP Finance, Inc. 8.250%, 12/15/19 (144A)	1,530,000	1,319,625
General Electric Co. 4.500%, 03/11/44	260,000	279,103
5.000%, 01/21/21 (c)	9,740,000	10,107,198
5.300%, 02/11/21	187,000	207,394
6.875%, 01/10/39	1,258,000	1,773,707

		15,897,652

Oil & Gas—6.0%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	101,812
Anadarko Petroleum Corp. 4.500%, 07/15/44	800,000	751,641
5.550%, 03/15/26 (a)	3,000,000	3,357,780
6.450%, 09/15/36	220,000	261,837
6.600%, 03/15/46	7,000,000	8,633,513
Apache Corp. 3.250%, 04/15/22	574,000	583,017
4.250%, 01/15/44	260,000	256,314
4.750%, 04/15/43	12,000,000	12,360,336
Berry Petroleum Co. LLC 6.375%, 09/15/22 (e) (g)	1,040,000	663,000
6.750%, 11/01/20 (e) (g)	850,000	541,875
BP Capital Markets plc 3.119%, 05/04/26 (a)	11,580,000	11,309,815
3.216%, 11/28/23	4,270,000	4,312,653
3.245%, 05/06/22	220,000	224,649
3.723%, 11/28/28 (a)	5,970,000	6,065,992
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23 (a)	1,668,000	1,709,700
7.500%, 09/15/20 (a)	3,980,000	4,119,300
Chesapeake Energy Corp. 6.125%, 02/15/21 (a)	3,635,000	3,544,125
6.625%, 08/15/20	5,960,000	6,019,600
8.000%, 01/15/25 (144A)	3,730,000	3,804,600
Clayton Williams Energy, Inc. 7.750%, 04/01/19 (a)	1,441,000	1,448,205
Concho Resources, Inc. 5.500%, 04/01/23 (a)	4,875,000	5,051,962
6.500%, 01/15/22 (a)	1,400,000	1,448,580
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	471,584
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	3,850,000	4,004,000
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,035,000	2,022,088
5.000%, 06/15/45	2,110,000	2,072,727
5.600%, 07/15/41	110,000	113,300
5.850%, 12/15/25 (a)	970,000	1,102,053
Devon Financing Co. LLC 7.875%, 09/30/31	140,000	177,638

Oil & Gas—(Continued)
Diamondback Energy, Inc. 4.750%, 11/01/24 (144A) (a)	3,968,000	3,888,640
5.375%, 05/31/25 (144A) (a)	2,330,000	2,343,281
Ecopetrol S.A. 5.375%, 06/26/26	11,570,000	11,512,150
Ensco plc 4.500%, 10/01/24 (a)	2,377,000	2,038,277
4.700%, 03/15/21 (a)	3,830,000	3,684,154
5.200%, 03/15/25 (a)	1,494,000	1,290,323
EOG Resources, Inc. 3.150%, 04/01/25	1,248,000	1,224,541
4.150%, 01/15/26 (a)	1,665,000	1,742,414
Exxon Mobil Corp. 4.114%, 03/01/46	1,630,000	1,669,567
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	342,140
7.875%, 09/15/31	285,000	364,948
MEG Energy Corp. 6.375%, 01/30/23 (144A)	7,655,000	6,812,950
6.500%, 03/15/21 (144A)	641,000	592,925
7.000%, 03/31/24 (144A)	1,566,000	1,417,230
Noble Energy, Inc. 6.000%, 03/01/41	10,200,000	11,325,254
Oasis Petroleum, Inc. 6.500%, 11/01/21 (a)	780,000	794,625
6.875%, 03/15/22 (a)	6,057,000	6,208,425
6.875%, 01/15/23	90,000	92,250
Occidental Petroleum Corp. 3.125%, 02/15/22	110,000	112,431
3.500%, 06/15/25 (a)	1,850,000	1,876,128
4.625%, 06/15/45	230,000	239,317
Parsley Energy LLC / Parsley Finance Corp. 6.250%, 06/01/24 (144A) (a)	5,360,000	5,640,328
Petrobras Global Finance B.V. 6.850%, 06/05/2115	17,700,000	14,337,000
Petroleos Mexicanos 5.375%, 03/13/22 (144A)	2,780,000	2,846,664
Pride International, Inc. 6.875%, 08/15/20	1,795,000	1,916,163
QEP Resources, Inc. 5.250%, 05/01/23 (a)	2,650,000	2,656,625
6.875%, 03/01/21 (a)	1,050,000	1,115,625
Range Resources Corp. 4.875%, 05/15/25 (a)	2,875,000	2,785,156
Rice Energy, Inc. 6.250%, 05/01/22 (a)	3,388,000	3,481,170
7.250%, 05/01/23 (a)	2,050,000	2,173,000
RSP Permian, Inc. 6.625%, 10/01/22	4,284,000	4,530,330
Sanchez Energy Corp. 6.125%, 01/15/23 (a) (g)	3,710,000	3,524,500
7.750%, 06/15/21 (a) (g)	3,000,000	3,052,500
Shell International Finance B.V. 2.875%, 05/10/26 (a)	2,840,000	2,745,689
3.250%, 05/11/25 (a)	1,773,000	1,771,546
4.000%, 05/10/46	360,000	344,253

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V.
4.125%, 05/11/35	470,000	$479,899
4.550%, 08/12/43	735,000	766,482
SM Energy Co. 5.000%, 01/15/24	70,000	65,975
6.500%, 11/15/21 (a)	1,725,000	1,759,500
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,416,468
Whiting Petroleum Corp. 5.750%, 03/15/21	1,860,000	1,852,262
6.250%, 04/01/23	1,755,000	1,755,000
WPX Energy, Inc. 8.250%, 08/01/23	20,000	22,350

		207,144,151

Oil & Gas Services—0.4%
CGG S.A. 6.500%, 06/01/21	2,840,000	1,306,400
6.875%, 01/15/22	220,000	101,200
Halliburton Co. 3.800%, 11/15/25 (a)	1,210,000	1,229,235
4.850%, 11/15/35	2,000,000	2,109,256
5.000%, 11/15/45	8,200,000	8,843,249
KCA Deutag UK Finance plc 7.250%, 05/15/21 (144A)	1,430,000	1,269,125

		14,858,465

Packaging & Containers—0.7%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 7.250%, 05/15/24 (144A)	5,000,000	5,268,750
Ball Corp. 5.250%, 07/01/25 (a)	1,210,000	1,264,450
BWAY Holding Co. 9.125%, 08/15/21 (144A)	1,263,000	1,332,465
Coveris Holdings S.A. 7.875%, 11/01/19 (144A) (a)	3,190,000	3,166,075
Graphic Packaging International, Inc. 4.750%, 04/15/21 (a)	1,400,000	1,470,000
4.875%, 11/15/22	1,337,000	1,370,425
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,378,000
8.375%, 04/15/27	3,180,000	3,474,150
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A) (a)	2,010,000	2,052,713
7.000%, 07/15/24 (144A) (a)	2,920,000	3,104,325
WestRock RKT Co. 4.000%, 03/01/23	140,000	144,568

		24,025,921

Pharmaceuticals—0.6%
Actavis Funding SCS 3.450%, 03/15/22	450,000	456,754
4.750%, 03/15/45 (a)	8,220,000	8,069,853

Pharmaceuticals—(Continued)
BioScrip, Inc. 8.875%, 02/15/21	3,662,000	2,746,500
DPx Holdings B.V. 7.500%, 02/01/22 (144A) (a)	2,030,000	2,146,725
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,690,011
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	670,000	566,150
5.500%, 03/01/23 (144A)	1,740,000	1,305,000
5.875%, 05/15/23 (144A)	675,000	509,625
6.125%, 04/15/25 (144A)	3,340,000	2,509,175
6.375%, 10/15/20 (144A)	400,000	343,624
Zoetis, Inc. 3.250%, 02/01/23	1,766,000	1,762,140

		22,105,557

Pipelines—2.8%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A) (a)	3,185,000	3,185,000
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	235,623
Enbridge, Inc. 4.250%, 12/01/26 (a)	5,900,000	6,040,957
5.500%, 12/01/46 (a)	1,290,000	1,380,326
Energy Transfer Equity L.P. 5.500%, 06/01/27 (a)	1,376,000	1,341,600
5.875%, 01/15/24 (a)	1,638,000	1,691,235
Enterprise Products Operating LLC 3.700%, 02/15/26 (a)	1,072,000	1,075,887
3.750%, 02/15/25 (a)	2,100,000	2,133,730
3.900%, 02/15/24	225,000	232,060
4.593%, 08/01/66 (c)	1,059,000	996,021
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.000%, 05/15/23	6,046,000	6,151,805
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (a)	2,500,000	2,721,978
Kinder Morgan, Inc. 5.550%, 06/01/45 (a)	4,130,000	4,343,823
7.800%, 08/01/31	67,000	82,832
MPLX L.P. 4.875%, 12/01/24	6,130,000	6,312,024
5.500%, 02/15/23	1,680,000	1,747,801
Niska Gas Storage, Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/19	5,703,000	5,731,515
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25	2,050,000	2,117,923
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	858,045
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A) (a)	1,298,000	1,366,145
6.875%, 04/15/40 (144A)	2,675,000	2,661,625
7.500%, 07/15/38 (144A) (a)	6,175,000	6,329,375

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 5.750%, 05/15/24	2,648,000	$2,839,980
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	10,104
8.000%, 03/01/32	25,000	31,301
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.500%, 07/01/21	4,020,000	4,221,000
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	634,500
5.875%, 10/01/20 (a)	1,753,000	1,807,781
6.125%, 10/15/21 (a)	1,200,000	1,260,000
Williams Cos., Inc. (The) 7.750%, 06/15/31	1,563,000	1,781,820
8.750%, 03/15/32	20,194,000	24,384,255

		95,708,071

Real Estate—0.1%
Grainger plc 5.000%, 12/16/20 (GBP)	2,550,000	3,453,833

Real Estate Investment Trusts—0.5%
CoreCivic, Inc. 4.125%, 04/01/20 (a)	1,260,000	1,256,850
5.000%, 10/15/22 (a)	5,400,000	5,386,500
Crown Castle International Corp. 5.250%, 01/15/23	1,850,000	1,991,063
CTR Partnership L.P. / CareTrust Capital Corp. 5.875%, 06/01/21	2,410,000	2,452,175
Iron Mountain, Inc. 4.375%, 06/01/21 (144A) (a)	4,580,000	4,683,050
6.000%, 10/01/20 (144A)	1,657,000	1,748,135
6.000%, 08/15/23	560,000	595,000

		18,112,773

Retail—1.7%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A) (a)	10,120,000	10,575,400
AutoZone, Inc. 2.500%, 04/15/21	800,000	791,011
CST Brands, Inc. 5.000%, 05/01/23	2,692,000	2,779,490
CVS Health Corp. 3.875%, 07/20/25	496,000	511,674
5.125%, 07/20/45	1,440,000	1,604,804
Dollar Tree, Inc. 5.750%, 03/01/23 (a)	11,372,000	12,040,901
Guitar Center, Inc. 6.500%, 04/15/19 (144A) (a)	2,370,000	2,150,775
L Brands, Inc. 5.625%, 02/15/22	4,400,000	4,697,000
6.625%, 04/01/21	3,103,000	3,483,117
6.950%, 03/01/33	8,060,000	8,060,000

Retail—(Continued)
McDonald’s Corp. 2.750%, 12/09/20 (a)	441,000	445,916
3.700%, 01/30/26	1,047,000	1,065,948
4.600%, 05/26/45	1,259,000	1,299,992
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A) (a)	10,383,000	7,709,377

		57,215,405

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (c)	2,640,000	3,263,940

Semiconductors—0.3%
Analog Devices, Inc. 2.500%, 12/05/21	2,800,000	2,774,307
3.125%, 12/05/23 (a)	4,440,000	4,439,636
Intel Corp. 4.900%, 07/29/45	1,875,000	2,097,531

		9,311,474

Software—0.4%
First Data Corp. 5.750%, 01/15/24 (144A) (a)	1,468,000	1,514,800
7.000%, 12/01/23 (144A) (a)	3,759,000	4,003,335
Microsoft Corp. 2.375%, 02/12/22	3,932,000	3,916,173
Oracle Corp. 4.375%, 05/15/55	2,590,000	2,576,066

		12,010,374

Telecommunications—4.1%
AT&T, Inc. 3.950%, 01/15/25	4,723,000	4,731,180
4.800%, 06/15/44	5,000,000	4,724,570
Bharti Airtel International Netherlands B.V. 5.350%, 05/20/24 (a)	9,810,000	10,275,337
British Telecommunications plc 9.125%, 12/15/30	4,915,000	7,498,717
CenturyLink, Inc. 5.625%, 04/01/20 (a)	690,000	729,675
5.625%, 04/01/25 (a)	1,670,000	1,586,500
6.450%, 06/15/21 (a)	1,175,000	1,236,688
6.750%, 12/01/23	1,290,000	1,319,025
CommScope, Inc. 5.500%, 06/15/24 (144A)	2,200,000	2,277,000
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	24,317,000	23,227,769
Digicel, Ltd. 6.750%, 03/01/23	4,810,000	4,336,840
Frontier Communications Corp. 8.875%, 09/15/20 (a)	50,000	53,250
11.000%, 09/15/25 (a)	5,757,000	5,944,102
HC2 Holdings, Inc. 11.000%, 12/01/19 (144A)	4,350,000	4,263,000

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Capital Corp. 8.750%, 03/15/32 (a)	3,360,000	$3,696,000
Sprint Communications, Inc. 9.000%, 11/15/18 (144A) (a)	4,500,000	4,961,250
11.500%, 11/15/21 (a)	3,483,000	4,275,382
Sprint Corp. 7.625%, 02/15/25 (a)	1,790,000	1,881,737
7.875%, 09/15/23 (a)	8,920,000	9,522,100
T-Mobile USA, Inc. 6.500%, 01/15/24 (a)	803,000	861,218
6.542%, 04/28/20	900,000	927,000
6.625%, 11/15/20	875,000	894,688
6.633%, 04/28/21 (a)	3,425,000	3,574,844
6.836%, 04/28/23 (a)	228,000	244,245
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	3,390,000	3,313,725
Telefonica Europe B.V. 6.750%, 11/26/20 (GBP) (c)	2,400,000	3,076,070
Verizon Communications, Inc. 5.150%, 09/15/23	1,790,000	1,979,280
6.550%, 09/15/43	6,778,000	8,465,566
West Corp. 5.375%, 07/15/22 (144A) (a)	13,604,000	13,144,865
Windstream Services LLC 6.375%, 08/01/23 (a)	265,000	236,513
7.750%, 10/15/20	5,925,000	6,090,900

		139,349,036

Transportation—0.7%
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A) (a)	9,865,000	10,210,275
9.750%, 05/01/20 (144A)	872,000	895,980
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	3,969,500
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, 08/01/20 (144A)	4,140,000	3,591,450
XPO Logistics, Inc. 6.500%, 06/15/22 (144A) (a)	5,520,000	5,796,000

		24,463,205

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A)	3,495,000	3,524,564

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,420,557

Total Corporate Bonds & Notes (Cost $1,805,487,995)		1,839,171,924

Mortgage-Backed Securities—15.1%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—7.2%
American Home Mortgage Assets Trust 0.946%, 12/25/46 (c)	3,476,076	$2,457,917
American Home Mortgage Investment Trust 1.336%, 11/25/45 (c)	634,384	547,279
Banc of America Funding Corp. 0.714%, 02/27/37 (144A) (c)	15,442,837	8,205,218
0.844%, 06/29/37 (144A)	19,889,793	9,475,139
0.926%, 06/29/37 (144A) (c)	7,129,902	7,049,691
Banc of America Funding Trust 0.863%, 09/29/36 (144A) (c)	38,969,877	18,626,148
0.896%, 03/27/36 (144A) (c)	6,179,448	3,619,648
0.909%, 05/20/36 (c)	267,771	256,844
14.999%, 01/01/30 (144A) (c)	11,939,231	5,815,134
Banc of America Mortgage Trust 3.242%, 09/25/35 (c)	128,162	122,881
3.342%, 12/25/34 (c)	6,888	6,683
5.750%, 01/25/35	329,180	333,876
BCAP LLC Trust 0.794%, 10/28/36 (144A) (c)	3,412,735	3,257,525
3.183%, 05/26/47 (144A) (c)	7,913,328	5,406,813
Bear Stearns ALT-A Trust 3.107%, 08/25/34 (c)	8,287,184	8,432,274
Bear Stearns Asset-Backed Securities Trust 31.052%, 07/25/36 (c)	597,757	964,827
Citigroup Mortgage Loan Trust, Inc. 3.509%, 12/25/35 (c)	1,824,761	1,441,553
CitiMortgage Alternative Loan Trust 31.720%, 07/25/37 (c)	1,846,720	2,895,672
Countrywide Alternative Loan Trust 0.974%, 07/20/35 (c)	1,822,053	1,619,997
1.026%, 01/25/36 (c)	313,185	258,166
1.396%, 07/25/35 (c)	1,300,000	1,167,273
5.750%, 01/25/37	3,242,812	2,615,072
6.000%, 01/25/37	3,297,893	2,852,021
15.277%, 06/25/35 (c)	2,238,668	2,724,244
20.532%, 02/25/36 (c)	2,049,163	2,238,772
25.576%, 07/25/36 (c)	3,540,464	4,531,041
34.463%, 08/25/37 (c)	1,838,246	2,949,732
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37	8,283,636	6,226,362
Countrywide Home Loan Reperforming Loan REMIC Trust 1.116%, 03/25/35 (144A) (c)	691,424	607,176
5.642%, 03/25/35 (144A) (c) (d) (h)	8,407,151	1,184,737
Credit Suisse Mortgage Trust 0.784%, 06/27/46 (144A) (c)	3,329,825	3,159,358
26.366%, 02/25/36 (c)	2,024,822	2,662,810
DSLA Mortgage Loan Trust 0.946%, 03/19/45 (c)	174,441	154,182
Fannie Mae Connecticut Avenue Securities 6.006%, 10/25/23 (c)	2,780,000	3,060,266
Freddie Mac Structured Agency Credit Risk Debt Notes 5.256%, 02/25/24 (c)	2,210,000	2,410,119
5.406%, 10/25/28 (c)	12,940,000	13,793,636
5.506%, 10/25/24 (c)	5,925,000	6,430,491

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GreenPoint MTA Trust 1.196%, 06/25/45 (c)	1,728,936	$1,504,624
GSMPS Mortgage Loan Trust 1.156%, 04/25/36 (144A) (c)	938,665	774,337
GSR Mortgage Loan Trust 3.247%, 10/25/35 (c)	359,118	312,005
HarborView Mortgage Loan Trust 0.986%, 01/19/36 (c)	1,129,059	740,270
1.536%, 11/19/34 (c)	1,988,852	1,745,032
1.756%, 10/25/37 (c)	1,894,669	1,762,540
Impac CMB Trust 1.224%, 09/25/34 (c)	8,714,004	8,227,179
Impac Secured Assets CMN Owner Trust 1.076%, 03/25/36 (c)	999,649	714,686
IndyMac INDX Mortgage Loan Trust 1.476%, 01/25/35 (c)	1,233,911	923,223
3.152%, 03/25/35 (c)	560,602	544,448
3.174%, 05/25/37 (c)	4,586,860	3,675,673
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (c)	17,238	17,007
6.500%, 01/25/36	126,608	112,122
JPMorgan Resecuritization Trust 0.744%, 07/27/46 (144A) (c)	4,731,419	4,571,477
Lehman Mortgage Trust 5.874%, 02/25/37 (c) (g) (h)	9,578,890	2,923,089
Lehman XS Trust 0.916%, 03/25/47 (c)	3,368,938	3,039,961
0.956%, 08/25/46 (c)	3,009,848	2,404,789
MASTR Adjustable Rate Mortgages Trust 3.012%, 11/25/35 (144A) (c)	68,919	51,574
MASTR Seasoned Securitization Trust 3.439%, 10/25/32 (c)	165,874	161,311
Merrill Lynch Mortgage Investors Trust 3.173%, 05/25/34 (c)	108,174	107,288
3.226%, 08/25/33 (c)	978,606	913,706
Morgan Stanley Mortgage Loan Trust 1.076%, 01/25/35 (c)	1,065,441	982,061
Mortgage Repurchase Agreement Financing Trust 1.737%, 05/10/19 (144A) (c)	2,830,000	2,823,850
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (c)	8,305,524	8,370,848
Nomura Resecuritization Trust Zero Coupon, 07/26/37 (144A) (c)	2,694,244	2,610,983
0.724%, 05/26/46 (144A) (c)	17,785,312	10,296,814
0.844%, 02/26/46 (144A) (c)	4,868,000	4,331,222
NovaStar Mortgage Funding Trust 0.782%, 09/25/46 (c)	1,040,295	846,917
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	1,080,659	1,080,653
6.000%, 05/25/35 (144A)	2,845,802	2,699,364
RBSGC Mortgage Loan Trust 1.206%, 01/25/37 (c)	918,451	528,631
Residential Accredit Loans, Inc. Trust 0.946%, 05/25/47 (c)	1,640,447	1,365,616
0.966%, 04/25/46 (c)	1,799,188	809,865

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust
1.016%, 04/25/46 (c)	933,534	427,074
1.853%, 11/25/37 (c)	5,163,119	3,539,075
Residential Asset Securitization Trust 5.750%, 02/25/36	2,665,596	2,519,062
5.794%, 12/25/36 (c) (g) (h)	14,994,634	4,431,045
Sequoia Mortgage Trust 1.955%, 06/20/33 (c)	148,631	144,133
3.726%, 07/25/45 (144A) (c)	10,615	9,903
Structured Adjustable Rate Mortgage Loan Trust 2.117%, 09/25/37 (c)	5,299,617	4,429,901
3.067%, 01/25/35 (c)	708,717	669,975
3.364%, 09/25/35 (c)	956,740	783,569
3.453%, 03/25/34 (c)	123,805	120,628
Structured Asset Mortgage Investments Trust 0.966%, 05/25/46 (c)	263,893	197,854
1.036%, 02/25/36 (c)	4,825,574	4,049,087
3.054%, 08/25/35 (c)	93,746	89,265
Structured Asset Securities Corp. Trust 1.106%, 03/25/35 (c)	2,001,212	1,590,600
WaMu Mortgage Pass-Through Certificates Trust 1.026%, 12/25/45 (c)	814,300	770,019
1.046%, 07/25/45 (c)	511,832	486,156
1.848%, 03/25/47 (c)	2,888,303	2,314,151
2.591%, 09/25/36 (c)	1,006,947	896,960
2.692%, 08/25/33 (c)	2,099,461	2,016,456
2.839%, 10/25/34 (c)	906,140	910,523
5.924%, 04/25/37 (c) (g) (h)	13,912,401	3,583,156
Wells Fargo Mortgage-Backed Securities Trust 3.072%, 10/25/35 (c)	75,698	76,258
3.075%, 06/25/35 (c)	67,748	68,954
3.083%, 04/25/36 (c)	109,214	107,360

		245,764,906

Commercial Mortgage-Backed Securities—7.9%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	14,532	14,530
BAMLL Mezzanine Securities Trust 9.183%, 12/15/19 (144A) (c)	5,700,000	5,526,275
BAMLL Re-REMIC Trust 5.793%, 07/10/17 (144A) (c)	11,727,532	7,621,981
Banc of America Commercial Mortgage Trust 5.648%, 04/10/49 (c)	4,570,000	4,359,047
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (d)	3,939,234	0
Bear Stearns Commercial Mortgage Securities Trust 6.222%, 06/11/50 (c)	3,540,000	3,453,977
BLCP Hotel Trust 6.432%, 08/15/29 (144A) (c)	6,414,136	6,366,637
CGBAM Commercial Mortgage Trust 8.104%, 11/15/21 (144A) (c)	17,780,000	17,981,216
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,400,000	965,873
3.208%, 07/10/47 (144A) (c)	4,398,000	2,650,726

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust
3.648%, 09/15/27 (144A) (c)	7,250,000	$6,671,391
6.136%, 12/10/49 (c)	9,063,000	6,072,210
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,301,278
4.354%, 03/10/46 (144A) (c)	2,710,000	1,676,298
4.443%, 07/10/50 (c)	1,726,000	1,245,139
4.547%, 08/10/48 (144A) (c)	5,800,000	3,093,176
Credit Suisse Commercial Mortgage Trust 4.373%, 09/15/37 (144A)	3,920,000	3,276,311
5.373%, 12/15/39	1,075,027	1,026,607
6.173%, 06/15/38 (c)	4,604,410	2,760,954
9.168%, 03/15/17 (144A)	6,400,000	6,192,000
CSAIL Commercial Mortgage Trust 4.394%, 11/15/49 (c)	3,888,000	3,524,850
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	2,842,162
EQTY Mortgage Trust 4.099%, 05/08/31 (144A) (c)	10,780,000	10,541,795
5.399%, 05/08/31 (144A) (c)	11,009,372	10,548,053
GE Business Loan Trust 1.124%, 05/15/34 (144A) (c)	695,023	598,807
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (c)	240,000	150,378
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	2,210,000	1,919,639
GS Mortgage Securities Trust 4.530%, 05/10/49 (c)	5,755,000	5,849,905
4.646%, 06/10/47 (c)	5,993,000	6,049,027
5.622%, 11/10/39	3,095,143	2,651,117
Hyatt Hotel Portfolio Trust 6.929%, 11/15/19 (144A) (c)	3,500,000	3,534,802
JPMorgan Chase Commercial Mortgage Securities Trust 3.462%, 12/15/49 (c)	6,090,000	5,447,923
3.958%, 04/15/46 (c)	3,750,000	3,695,176
4.004%, 08/15/27 (144A) (c)	460,000	458,409
4.304%, 06/15/29 (144A) (c)	3,540,000	3,515,813
5.386%, 05/15/47 (c)	2,280,000	1,584,828
5.411%, 05/15/47	2,120,000	1,484,212
5.502%, 06/12/47 (c)	6,170,000	5,067,112
5.503%, 01/15/49 (c)	7,680,000	2,921,347
5.623%, 05/12/45	669,706	572,598
6.039%, 02/15/51 (c)	1,350,000	1,238,672
6.929%, 10/15/19 (144A) (c)	9,900,000	9,962,031
LB-UBS Commercial Mortgage Trust 6.245%, 09/15/45 (c)	1,100,000	963,380
Lone Star Portfolio Trust 7.604%, 09/15/28 (144A) (c)	5,545,947	5,333,296
7.921%, 09/15/20 (144A) (c)	5,318,716	5,266,377
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (c)	1,918,000	1,638,828
5.450%, 08/12/48 (144A) (c)	200,000	170,982
6.177%, 09/12/49 (c)	9,253,000	6,488,608

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 4.297%, 12/15/49 (c)	4,870,000	4,698,524
4.529%, 10/15/48 (144A) (c)	9,534,000	5,722,015
Morgan Stanley Capital Trust 3.912%, 11/15/49 (c)	3,759,000	3,591,834
4.151%, 12/15/49 (c)	12,593,000	11,873,019
5.399%, 12/15/43	3,449,053	2,643,009
5.902%, 06/11/49 (c)	5,560,000	5,130,439
Multifamily Trust 9.855%, 04/25/46 (144A) (c)	16,382,964	17,992,541
UBS-Barclays Commercial Mortgage Trust 4.885%, 05/10/63 (144A) (c)	4,530,000	2,370,612
Wachovia Bank Commercial Mortgage Trust 5.594%, 01/15/45 (144A) (c)	6,466,500	6,050,704
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (c) (d)	6,101,843	5,961,805
Wells Fargo Commercial Mortgage Trust 4.458%, 08/15/50	6,613,000	6,537,727
4.495%, 12/15/49 (c)	6,251,000	6,069,112
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	1,980,008
3.250%, 06/15/46 (144A)	8,240,000	5,434,033

		272,331,135

Total Mortgage-Backed Securities (Cost $537,703,206)		518,096,041

Foreign Government—13.3%

Regional Government—0.1%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	1,998,494

Sovereign—13.2%
Abu Dhabi Government International Bonds 3.125%, 05/03/26 (144A)	17,360,000	17,035,194
Argentine Bonos del Tesoro 22.750%, 03/05/18 (ARS)	104,350,000	7,144,963
Argentine Republic Government International Bonds 6.875%, 04/22/21 (144A)	2,150,000	2,289,750
7.500%, 04/22/26 (144A)	41,610,000	43,690,500
7.625%, 04/22/46 (144A)	1,170,000	1,170,000
Bahamas Government International Bonds 5.750%, 01/16/24 (144A)	1,500,000	1,523,295
Bermuda Government International Bonds 4.138%, 01/03/23 (144A)	2,000,000	2,040,800
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	25,000,000	7,397,218
10.000%, 01/01/23 (BRL)	110,000,000	31,797,932
Brazilian Government International Bonds 6.000%, 04/07/26 (a)	44,100,000	45,643,500
Ecuador Government International Bonds 10.750%, 03/28/22 (144A)	8,450,000	9,168,250

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Hungary Government International Bonds 5.750%, 11/22/23	16,414,000	$18,199,023
Indonesia Government International Bonds 4.750%, 01/08/26	7,000,000	7,225,988
5.125%, 01/15/45	3,000,000	2,993,271
5.250%, 01/17/42	41,590,000	41,914,943
Kazakhstan Government International Bonds 5.125%, 07/21/25	26,080,000	27,864,081
Mexican Bonos 8.500%, 11/18/38 (MXN)	531,300,000	27,223,549
Mexico Government International Bonds 4.125%, 01/21/26 (a)	8,170,000	8,104,640
4.750%, 03/08/44	44,760,000	40,700,268
Peruvian Government International Bonds 4.125%, 08/25/27 (a)	25,600,000	26,592,000
Poland Government International Bonds 3.250%, 04/06/26 (a)	33,000,000	31,647,924
4.000%, 01/22/24 (a)	3,410,000	3,487,605
Portugal Government International Bonds 5.125%, 10/15/24 (144A)	14,000,000	13,545,000
Russian Federal Bonds - OFZ 7.050%, 01/19/28 (RUB)	2,515,050,000	37,481,030

		455,880,724

Total Foreign Government (Cost $463,619,198)		457,879,218

Floating Rate Loans (i)—6.2%

Airlines—0.1%
Air Canada Term Loan B, 3.614%, 10/06/23	3,081,208	3,105,602

Commercial Services—0.5%
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	8,272,184	8,365,246
Prime Security Services Borrower LLC Incremental Term Loan B1, 05/02/22 (j)	8,290,000	8,397,770

		16,763,016

Distributors—0.2%
American Builders & Contractors Supply Co., Inc. Term Loan B, 3.520%, 10/31/23	8,115,000	8,205,572

Diversified Financial Services—0.0%
Nord Anglia Education Finance LLC Term Loan, 03/31/21 (j)	907,673	922,990

Electric—0.2%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/30/17	6,240,991	6,289,359

Entertainment—0.5%
Lions Gate Entertainment Corp. 1st Lien Term Loan, 12/08/23 (j)	8,735,000	8,799,097
Scientific Games International, Inc. Term Loan B2, 6.000%, 10/01/21	7,525,802	7,626,595

		16,425,692

Equity Real Estate Investment Trusts—0.2%
Communications Sales & Leasing, Inc. Term Loan B, 4.500%, 10/24/22	8,269,275	8,376,776

Food—0.1%
Albertson’s LLC Term Loan B6, 06/22/23 (j)	4,570,000	4,642,224

Healthcare-Services—0.4%
DaVita HealthCare Partners, Inc. Term Loan B, 3.520%, 06/24/21	3,401,279	3,440,961
MPH Acquisition Holdings LLC Term Loan B, 06/07/23 (j)	8,326,416	8,486,999

		11,927,960

Hotels, Restaurants & Leisure—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B2, 3.750%, 12/10/21	3,361,407	3,394,322

Insurance—0.4%
RPI Finance Trust Term Loan B5, 3.498%, 10/14/22	6,608,425	6,690,442
UFC Holdings LLC 1st Lien Term Loan, 5.000%, 08/18/23	8,490,000	8,597,008

		15,287,450

Internet—0.1%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.250%, 10/19/23	1,670,000	1,683,861

Lodging—0.4%
Boyd Gaming Corp. Term Loan B2, 3.756%, 09/15/23	4,558,575	4,609,859
Hilton Worldwide Finance LLC Term Loan B2, 10/25/23 (j)	2,281,767	2,310,901
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.520%, 04/25/23	4,269,246	4,307,268
Station Casinos LLC Term Loan B, 3.750%, 06/08/23	3,571,028	3,618,165

		14,846,193

Machinery—0.1%
Zebra Technologies Corp. Term Loan B, 10/27/21 (j)	4,050,515	4,094,183

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Media—0.3%
CBS Radio, Inc. Term Loan B, 4.500%, 10/17/23	3,088,302	$3,126,887
Charter Communications Operating LLC Term Loan I, 3.005%, 01/15/24	4,547,093	4,586,880
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	3,500,632	3,521,296

		11,235,063

Oil & Gas—0.1%
Hercules Offshore LLC Term Loan, 10.500%, 05/06/20 (f) (g)	3,290,868	3,234,265

Packaging & Containers—0.5%
Berry Plastics Group, Inc. Term Loan H, 3.750%, 10/01/22	8,457,837	8,545,587
BWAY Holding Co. Term Loan B, 08/14/23 (j)	893,459	898,373
Reynolds Group Holdings, Inc. Term Loan, 4.250%, 02/05/23	8,089,725	8,188,088

		17,632,048

Pharmaceuticals—0.1%
Catalent Pharma Solutions, Inc. Term Loan B, 3.750%, 05/20/21	1,969,777	1,987,889

Professional Services—0.1%
Trans Union LLC Term Loan B2, 3.520%, 04/09/21	3,984,772	4,017,861

Retail—0.9%
Bass Pro Group LLC Term Loan B, 12/16/23 (j)	7,545,000	7,489,084
CWGS Group LLC Term Loan, 4.500%, 11/08/23	1,330,000	1,342,885
Leslie’s Poolmart, Inc. Term Loan, 08/16/23 (j)	3,142,125	3,176,164
Michaels Stores, Inc. Term Loan B1, 3.750%, 01/27/23	4,537,521	4,589,380
Party City Holdings, Inc. Term Loan, 4.210%, 08/19/22	4,331,644	4,366,500
Petco Animal Supplies, Inc. Term Loan B1, 5.000%, 01/26/23	4,558,518	4,599,353
PetSmart, Inc. Term Loan B2, 4.000%, 03/11/22	3,484,051	3,501,272

		29,064,638

Software—0.1%
First Data Corp. Term Loan, 3.756%, 03/24/21	2,626,330	2,655,329

Telecommunications—0.6%
Level 3 Financing, Inc. Term Loan B2, 3.500%, 05/31/22	4,830,000	4,880,816
T-Mobile USA, Inc. Term Loan B, 3.520%, 11/09/22	4,547,035	4,604,687

Telecommunications—(Continued)
UPC Financing Partnership Term Loan AN, 4.080%, 08/31/24	4,570,000	4,621,984
Virgin Media Investment Holdings, Ltd. Term Loan I, 01/31/25 (j)	2,865,395	2,882,109
Windstream Services LLC Term Loan, 03/29/21 (j)	1,341,332	1,348,039
Term Loan B6, 03/16/21 (j)	2,006,971	2,020,143

		20,357,778

Textiles, Apparel & Luxury Goods—0.1%
Kate Spade & Co. Term Loan B, 4.000%, 04/10/21	3,750,000	3,768,750

Transportation—0.1%
XPO Logistics, Inc. Term Loan B2, 4.250%, 10/30/21	3,316,484	3,362,915

Total Floating Rate Loans (Cost $212,200,194)		213,281,736

U.S. Treasury & Government Agencies—5.9%

Agency Sponsored Mortgage - Backed—0.9%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	31,914	32,838
4.000%, 08/01/18	43,416	44,680
4.000%, 03/01/19	49,718	51,170
5.000%, 12/01/21	15,412	15,773
6.500%, 01/01/17	4	4
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	7,045	7,329
Fannie Mae 30 Yr. Pool 4.500%, 05/01/39	2,165,878	2,349,949
4.500%, 08/01/40	5,983,259	6,449,835
4.500%, 05/01/41	4,105,650	4,425,895
4.500%, 11/01/43	3,484,346	3,748,052
5.000%, 01/01/39	409,077	445,386
5.000%, 06/01/40	221,220	241,571
5.000%, 07/01/40	162,078	176,948
6.000%, 07/01/38	30,633	34,684
6.500%, 08/01/31	1,298	1,469
6.500%, 12/01/36	1,413	1,598
6.500%, 06/01/37	25,253	28,570
6.500%, 10/01/37	27,499	31,111
7.000%, 05/01/26	1,359	1,449
7.000%, 07/01/30	275	282
7.000%, 01/01/31	414	461
7.000%, 07/01/31	1,619	1,808
7.000%, 09/01/31	3,207	3,502
7.000%, 10/01/31	3,232	3,672
7.000%, 11/01/31	23,967	25,724
7.000%, 01/01/32	5,868	6,029
7.000%, 02/01/32	4,490	4,654
7.500%, 12/01/29	485	495
7.500%, 01/01/30	547	653

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 02/01/30	340	$344
7.500%, 06/01/30	466	467
7.500%, 08/01/30	88	90
7.500%, 09/01/30	772	882
7.500%, 10/01/30	90	100
7.500%, 11/01/30	10,369	10,980
7.500%, 02/01/31	3,610	3,712
8.000%, 08/01/27	1,156	1,291
8.000%, 07/01/30	681	833
8.000%, 09/01/30	409	433
Fannie Mae REMICS (CMO) 1.106%, 05/25/34 (c)	147,038	146,811
4.500%, 06/25/29	323,495	343,875
9.750%, 11/25/18	95,097	100,031
9.750%, 08/25/19	30,607	32,168
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	2,519,356	2,518,330
6.000%, 12/01/36	22,084	25,119
6.000%, 02/01/37	27,847	31,459
7.000%, 03/01/39	167,893	199,464
Freddie Mac Multifamily Structured Pass-Through Certificates 1.329%, 08/25/42 (c) (h)	70,400,000	4,113,718
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (h)	5	52
Ginnie Mae I 30 Yr. Pool 5.000%, 04/15/35	12,013	13,424
5.500%, 01/15/34	61,166	69,028
5.500%, 04/15/34	19,791	22,497
5.500%, 07/15/34	108,210	121,780
5.500%, 10/15/34	98,002	110,755
5.750%, 10/15/38	99,974	113,262
6.000%, 02/15/33	1,996	2,315
6.000%, 03/15/33	7,951	9,090
6.000%, 06/15/33	5,365	6,160
6.000%, 07/15/33	8,031	9,264
6.000%, 09/15/33	6,775	7,687
6.000%, 10/15/33	3,669	4,263
6.000%, 08/15/34	31,487	35,894
6.500%, 03/15/29	3,126	3,571
6.500%, 02/15/32	1,128	1,308
6.500%, 03/15/32	1,197	1,398
6.500%, 11/15/32	4,493	5,192
7.000%, 03/15/31	198	207
Ginnie Mae II 30 Yr. Pool 3.500%, 03/20/45	342,479	356,598
3.500%, 03/20/46	532,207	556,668
5.000%, 08/20/34	75,674	83,386
5.500%, 03/20/34	9,349	10,735
6.000%, 05/20/32	13,383	15,570
6.000%, 11/20/33	15,590	18,100
Ginnie Mae II ARM Pool 2.040%, 01/20/60 (c)	735,463	752,831
2.416%, 05/20/60 (c)	667,823	688,611

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 0.700%, 03/16/47 (c) (h)	9,338,414	249,697
0.885%, 04/16/52 (c) (h)	16,590,728	531,796
0.900%, 09/16/56 (c) (h)	10,118,760	635,215
3.000%, 04/20/41	798,975	818,032

		30,920,084

Federal Agencies—0.1%
Tennessee Valley Authority 5.250%, 09/15/39	400,000	502,398
5.980%, 04/01/36	1,760,000	2,373,194

		2,875,592

U.S. Treasury—4.9%
U.S. Treasury Bonds 2.250%, 08/15/46 (a)	510,000	428,818
2.875%, 11/15/46	130,000	125,511
3.000%, 05/15/45	37,330,000	36,825,448
4.500%, 02/15/36 (a)	14,550,000	18,410,290
U.S. Treasury Floating Rate Notes 0.724%, 10/31/17 (a) (c)	10,000,000	10,013,420
0.828%, 01/31/18 (a) (c)	50,000,000	50,143,400
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (k)	50,872,844	47,868,345
1.000%, 02/15/46 (k)	6,085,195	6,110,911
U.S. Treasury Notes 1.500%, 08/31/18	220,000	221,375
1.500%, 08/15/26	790,000	726,584
2.000%, 11/15/26 (a)	5,000	4,811
2.375%, 08/15/24	10,000	10,046

		170,888,959

Total U.S. Treasury & Government Agencies (Cost $209,631,981)		204,684,635

Investment Company Security—2.3%
PowerShares Senior Loan Portfolio (a) (Cost $79,534,840)	3,424,440	79,994,918

Asset-Backed Securities—2.1%

Asset-Backed - Home Equity—0.2%
Asset-Backed Securities Corp. Home Equity Loan Trust 3.554%, 04/15/33 (c)	6,421	6,316
Bear Stearns Asset-Backed Securities Trust 1.324%, 01/25/34 (c)	18,584	17,975
EMC Mortgage Loan Trust 1.034%, 05/25/43 (144A) (c)	613,096	600,028
1.234%, 05/25/43 (144A) (c)	7,660,000	6,490,059

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Structured Asset Securities Corp. Mortgage Loan Trust 0.976%, 02/25/36 (144A) (c)	2,659,676	$168,620

		7,282,998

Asset-Backed - Manufactured Housing—0.5%
Conseco Financial Corp. 7.030%, 07/15/28	7,119,835	6,930,150
Greenpoint Manufactured Housing 3.137%, 03/18/29 (c)	425,000	391,462
3.817%, 06/19/29 (c)	325,000	295,711
4.066%, 02/20/30 (c)	350,000	313,415
Manufactured Housing Contract Trust Pass-Through Certificates 4.037%, 02/20/32 (c)	250,000	225,764
4.038%, 03/13/32 (c)	425,000	382,279
Mid-State Trust VI 7.340%, 07/01/35	197,276	207,882
Origen Manufactured Housing Contract Trust 2.291%, 04/15/37 (c)	1,513,109	1,382,091
2.379%, 10/15/37 (c)	1,685,826	1,488,803
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	4,850,000	4,673,383

		16,290,940

Asset-Backed - Other—0.8%
Amortizing Residential Collateral Trust 2.556%, 08/25/32 (c)	35,168	32,048
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	5,210,000	5,154,459
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,924,630	1,418,519
Countrywide Asset-Backed Certificates Trust 2.631%, 06/25/34 (c)	151,144	139,932
Countrywide Revolving Home Equity Loan Resecuritization Trust 1.004%, 12/15/33 (144A) (c)	224,393	192,968
Countrywide Revolving Home Equity Loan Trust 0.844%, 07/15/36 (c)	441,741	382,948
Encore Credit Receivables Trust 1.791%, 10/25/35 (c)	2,327,806	1,499,834
First Horizon Asset-Backed Trust 0.916%, 10/25/34 (c)	34,758	33,900
GSAMP Trust 0.956%, 01/25/36 (c)	100,572	15,929
GSRPM Mortgage Loan Trust 1.056%, 03/25/35 (144A) (c)	525,107	517,126
Home Equity Mortgage Loan Asset-Backed Notes 0.926%, 04/25/36 (c)	143,868	103,915
HSI Asset Securitization Corp. Trust 1.176%, 11/25/35 (c)	4,000,000	3,485,299
Long Beach Mortgage Loan Trust 1.264%, 01/21/31 (c)	22,022	20,807

Asset-Backed - Other—(Continued)
MidOcean Credit CLO IV 4.780%, 04/15/27 (144A) (c)	1,750,000	1,699,169
Oaktree CLO, Ltd. 6.481%, 10/20/27 (144A) (c)	7,050,000	6,480,395
SACO I Trust 1.016%, 06/25/36 (c)	356,667	629,817
1.096%, 03/25/36 (c)	90,461	158,363
SoFi Consumer Loan Program 3.280%, 09/15/23 (144A)	6,564,886	6,587,312

		28,552,740

Asset-Backed - Student Loan—0.6%
DRB Prime Student Loan Trust 3.170%, 07/25/31 (144A)	4,261,590	4,271,477
National Collegiate Student Loan Trust 1.026%, 03/26/29 (c)	2,199,808	2,105,930
1.442%, 03/25/38 (c)	8,346,942	4,687,765
Nelnet Student Loan Trust Zero Coupon, 03/22/32 (c)	6,200,000	5,618,155
Northstar Education Finance, Inc. 1.768%, 10/30/45 (c)	100,000	73,246
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A) (d)	500	2,937,500

		19,694,073

Total Asset-Backed Securities (Cost $72,070,592)		71,820,751

Convertible Preferred Stocks—0.4%

Banks—0.2%
Wells Fargo & Co., Series L 7.500%,	4,965	5,908,350

Pharmaceuticals—0.2%
Allergan plc 5.500%, 03/01/18	9,490	7,235,745

Total Convertible Preferred Stocks (Cost $13,392,002)		13,144,095

Municipals—0.3%
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33	3,360,000	3,569,630
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.375%, 04/01/41	400,000	447,504
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38 (c)	1,505,000	1,562,882

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value
Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/30	750,000	$784,470
5.000%, 12/15/31	1,550,000	1,615,426
Virginia Housing Development Authority 6.000%, 06/25/34	774,065	811,073

Total Municipals (Cost $8,296,569)		8,790,985

Preferred Stocks—0.1%

Air Freight & Logistics—0.0%
CEVA Group plc - Series A2 (g)	864	194,337

Banks—0.1%
Citigroup Capital, 7.257% (c)	66,710	1,722,452
GMAC Capital Trust, 6.691% (c)	53,100	1,348,740

		3,071,192

Marine—0.0%
Tricer (f)	10,446,300	140,983

Total Preferred Stocks (Cost $5,211,653)		3,406,512

Convertible Bonds—0.1%

Energy-Alternate Sources—0.0%
LDK Solar Co., Ltd. 5.535%, 12/31/18 (e) (g)	341,970	13,138

Mining—0.0%
Mirabela Nickel, Ltd. 9.500%, 06/24/19 (144A) (d) (e)	1,420,687	120,758

Telecommunications—0.1%
Finisar Corp. 0.500%, 12/15/36 (144A) (a)	1,980,000	1,996,088

Total Convertible Bonds (Cost $3,418,857)		2,129,984

Common Stocks—0.0%

Air Freight & Logistics—0.0%
CEVA Group plc (g)	399	49,875

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (g)	1,399,556	27,991

Household Durables—0.0%
Desarrolladora Homex S.A.B. de C.V. (l)	220,114	11,999

Marine—0.0%
Tricer Holdco SCA (f) (g) (l)	23,504	31,729

Media—0.0%
Cengage Learning, Inc.	10,995	170,423
ION Media Networks, Inc. (f) (g)	785	364,601

		535,024

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (g) (l)	7,827,755	56,489

Oil, Gas & Consumable Fuels—0.0%
Pacific Exploration and Production Corp. (l)	3,963	161,274

Total Common Stocks (Cost $4,197,687)		874,381

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (l) (Cost $0)	1,700	3,825

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (g)	10,611	11,990

Forest Products & Paper—0.0%
Sino-Forest Corp. (f) (g)	1,246,000	0
Sino-Forest Corp. (f) (g)	500,000	0

Total Escrow Shares (Cost $484,642)		11,990

Short-Term Investments—0.2%

Repurchase Agreements—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $5,543,066 on 01/03/17, collateralized by $4,715,000 U.S. Government Agency Obligations with rates ranging from 3.625% - 8.500%, due 02/15/20 with a value of $5,657,165.	5,543,048	5,543,048
Royal Bank of Scotland Group plc Repurchase Agreement dated 12/31/16 at 0.450% to be repurchased at $2,000,100 on 01/03/17, collateralized by $2,016,000 U.S. Treasury Note at 2.125% due 06/30/22 with a value of $2,023,088.	2,000,000	2,000,000

Total Short-Term Investments (Cost $7,543,048)		7,543,048

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (m)—13.5%

Security Description	Principal Amount*	Value

Certificates of Deposit—6.6%
Barclays New York 0.894%, 02/10/17 (n)	10,000,000	$10,003,234
Chiba Bank, Ltd., New York 0.870%, 01/10/17	2,000,000	2,000,046
0.950%, 02/02/17	2,000,000	2,000,276
Cooperative Rabobank UA New York 1.278%, 10/13/17 (n)	4,000,000	4,000,900
Credit Agricole Corporate and Investment Bank 1.274%, 04/12/17 (n)	9,000,000	9,007,101
Credit Industriel et Commercial 1.245%, 04/05/17 (n)	3,500,000	3,501,890
Credit Suisse AG New York 1.335%, 04/03/17 (n)	4,500,000	4,500,985
1.364%, 04/11/17 (n)	6,500,000	6,501,417
DG Bank New York 0.940%, 01/12/17	5,000,000	5,000,265
0.950%, 01/03/17	2,500,000	2,500,018
DNB NOR Bank ASA 1.130%, 07/28/17 (n)	7,300,000	7,298,722
DZ Bank AG New York 1.010%, 02/27/17	6,300,000	6,301,821
DZ Bank London 0.990%, 03/01/17	7,500,000	7,501,575
ING Bank NV 1.265%, 04/18/17 (n)	10,000,000	10,018,331
KBC Bank NV 1.000%, 01/04/17	2,500,000	2,500,000
1.050%, 01/17/17	6,400,000	6,400,768
KBC Brussells 1.050%, 01/27/17	13,300,000	13,302,527
Landesbank Hessen-Thüringen London Zero Coupon, 01/24/17	8,979,348	8,996,130
Mitsubishi UFJ Trust and Banking Corp. 1.364%, 04/11/17 (n)	8,000,000	8,003,784
Mizuho Bank, Ltd., New York 1.395%, 04/11/17 (n)	8,000,000	8,002,408
1.436%, 04/18/17 (n)	6,800,000	6,802,135
National Australia Bank London 1.034%, 05/02/17 (n)	13,000,000	13,012,272
Natixis New York 1.262%, 04/07/17 (n)	3,500,000	3,501,404
Rabobank London 1.281%, 10/13/17 (n)	4,000,000	4,009,594
Royal Bank of Canada New York 1.145%, 04/04/17 (n)	3,500,000	3,499,101
1.281%, 10/13/17 (n)	2,000,000	2,001,550
Sumitomo Bank New York 1.215%, 05/05/17 (n)	5,000,000	5,008,329
Sumitomo Mitsui Banking Corp. London Zero Coupon, 02/06/17	2,493,281	2,498,200
Sumitomo Mitsui Banking Corp. New York 1.352%, 04/07/17 (n)	3,500,000	3,501,785
1.395%, 04/12/17 (n)	5,000,000	5,005,702
Sumitomo Mitsui Trust Bank, Ltd., New York 1.194%, 06/02/17 (n)	1,000,000	999,855
1.351%, 04/26/17 (n)	14,000,000	14,001,652
1.364%, 04/10/17 (n)	6,000,000	6,002,322

Certificates of Deposit—(Continued)
Svenska Handelsbanken New York 1.266%, 05/18/17 (n)	10,000,000	10,001,740
UBS, Stamford 1.084%, 05/12/17 (n)	5,700,000	5,699,567
Wells Fargo Bank San Francisco N.A. 1.231%, 04/26/17 (n)	7,300,000	7,302,044
1.264%, 10/26/17 (n)	7,000,000	7,004,781

		227,194,231

Commercial Paper—3.3%
ABN AMRO Funding USA 0.910%, 01/11/17	3,990,900	3,998,756
Atlantic Asset Securitization LLC 0.990%, 01/12/17	2,992,575	2,999,028
1.040%, 02/03/17	2,990,900	2,997,381
Barton Capital Corp. 0.660%, 01/12/17	4,994,225	4,998,755
Commonwealth Bank Australia 1.236%, 10/23/17 (n)	7,000,000	7,003,934
Den Norske ASA 1.206%, 04/27/17 (n)	7,300,000	7,300,387
Erste Abwicklungsanstalt 1.014%, 03/10/17 (n)	6,000,000	6,000,036
HSBC plc 1.216%, 04/25/17 (n)	17,400,000	17,399,252
Kells Funding LLC 1.040%, 01/19/17	797,180	799,686
Macquarie Bank, Ltd. 0.930%, 01/19/17	6,484,552	6,495,989
0.950%, 01/03/17	2,993,033	2,999,679
Ridgefield Funding Co. LLC 1.000%, 01/03/17	2,493,750	2,499,857
Sheffield Receivables Co. 1.050%, 01/06/17	4,986,292	4,999,350
Starbird Funding Corp. 0.930%, 02/10/17	17,454,792	17,483,215
Toronto Dominion Holding Corp. 0.600%, 01/05/17	6,992,767	6,999,216
Versailles Commercial Paper LLC 1.000%, 01/31/17	4,986,667	4,996,240
1.050%, 01/17/17	2,990,900	2,998,659
Westpac Banking Corp. 1.232%, 10/20/17 (n)	11,600,000	11,620,255

		114,589,675

Repurchase Agreements—3.0%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $5,000,493 on 01/03/17, collateralized by $5,043,683 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $5,100,001.	5,000,000	5,000,000

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,700,179 on 01/03/17, collateralized by $1,735,530 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,734,010.	1,700,000	$1,700,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $19,409,263 on 01/03/17, collateralized by various Common Stock with a value of $21,564,167.	19,400,000	19,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 10/18/16 at 1.110% to be repurchased at $17,573,383 on 03/03/17, collateralized by various Common Stock with a value of $19,250,000.	17,500,000	17,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $2,433,892 on 01/03/17, collateralized by $12,524,642 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $2,482,443.	2,433,767	2,433,767
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $2,000,226 on 01/03/17, collateralized by $1,978,710 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $2,041,034.	2,000,000	2,000,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $10,003,667 on 01/06/17, collateralized by $9,893,551 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $10,205,168.	10,000,000	10,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 1.160% to be repurchased at $9,548,672 on 04/03/17, collateralized by various Common Stock with a value of $10,450,000.	9,500,000	9,500,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $10,001,667 on 01/05/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Natixis Repurchase Agreement dated 12/27/16 at 0.850% to be repurchased at $10,001,653 on 01/03/17, collateralized by $16,050,693 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $10,201,254.	10,000,000	10,000,000
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $15,001,133 on 01/03/17, collateralized by $22,010,467 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $15,300,000.	15,000,000	15,000,000

		102,533,767

Time Deposits—0.6%
OP Corporate Bank plc 1.010%, 01/04/17	7,300,000	7,300,000
1.200%, 01/23/17	2,000,000	2,000,000
Shinkin Central Bank 1.200%, 01/27/17	2,000,000	2,000,000
1.220%, 01/26/17	9,600,000	9,600,000

		20,900,000

Total Securities Lending Reinvestments (Cost $465,095,645)		465,217,673

Total Investments—113.0% (Cost $3,887,888,109) (o)		3,886,051,716
Other assets and liabilities (net)—(13.0)%		(445,705,101)

Net Assets—100.0%		$3,440,346,615

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $449,624,627 and the collateral received consisted of cash in the amount of $464,954,927. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2016, the market value of restricted securities was $14,891,985, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.1% of net assets.
(g)	Illiquid security. As of December 31, 2016, these securities represent 0.7% of net assets.
(h)	Interest only security.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after December 31, 2016, at which time the interest rate will be determined.
(k)	Principal amount of security is adjusted for inflation.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(n)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(o)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $3,893,539,282. The aggregate unrealized appreciation and depreciation of investments were $195,165,417 and $(202,652,983), respectively, resulting in net unrealized depreciation of $(7,487,566) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $955,559,457, which is 27.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EMTN)—	Euro Medium-Term Note
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Alta Wind Holdings LLC, 7.000%, 06/30/35	07/14/10	$1,510,573	$1,510,573	$1,648,147
Bayview Commercial Asset Trust, Zero Coupon, 07/25/37	11/23/10	3,939,234	375,458	0
Compiler Finance Sub, Inc., 7.000%, 05/01/21	04/10/15	70,000	56,625	32,200
Countrywide Home Loan Reperforming Loan REMIC Trust, 5.642%, 03/25/35	01/08/15	8,407,151	1,224,291	1,184,737
Midwest Vanadium Pty, Ltd., 11.500%, 02/15/18	05/05/11 - 05/24/11	952,902	982,680	14,294
Mirabela Nickel, Ltd., 9.500%, 06/24/19	06/06/14 - 06/30/14	1,420,687	1,420,687	120,758
Mirabela Nickel, Ltd., 1.000%, 09/10/44	09/10/14 - 10/21/16	36,414	32,880	4
NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	01/25/13	2,725,307	2,881,959	2,939,925
Scotia Bank Peru DPR Finance Co., 3.713%, 03/15/17	02/18/10	52,632	52,632	52,615
SoFi Professional Loan Program LLC, Zero Coupon, 08/25/36	08/05/15	500	2,964,375	2,937,500
Waterfall Commercial Mortgage Trust, 4.104%, 09/14/22	09/08/15 - 11/18/16	6,101,843	6,086,968	5,961,805

				$14,891,985

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ARS	39,310,000	Citibank N.A.	02/15/17	$2,389,666	$6,638
ARS	193,304,000	Citibank N.A.	02/15/17	11,822,875	(39,227)
ARS	295,610,000	JPMorgan Chase Bank N.A.	02/15/17	18,727,273	(707,139)
BRL	81,220,000	Citibank N.A.	01/20/17	23,388,815	1,451,355
CAD	2,322,047	Citibank N.A.	01/20/17	1,712,102	17,725
CAD	43,700,000	Citibank N.A.	01/20/17	32,500,589	54,077
EUR	68,086	Citibank N.A.	01/20/17	74,863	(3,127)
EUR	409,001	Citibank N.A.	01/20/17	435,302	(4,374)
EUR	1,909,001	Citibank N.A.	01/20/17	1,988,539	22,807
EUR	3,080,000	Citibank N.A.	01/20/17	3,416,090	(170,965)
EUR	5,839	Citibank N.A.	02/13/17	6,496	(338)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,444,001	Citibank N.A.	02/13/17	$1,552,315	$(29,288)
EUR	3,459,171	Citibank N.A.	02/13/17	3,845,284	(196,801)
GBP	8,054,475	Citibank N.A.	01/20/17	10,037,431	(106,349)
GBP	31,760,000	Citibank N.A.	01/20/17	39,365,154	(205,414)
GBP	46,650,000	JPMorgan Chase Bank N.A.	01/20/17	56,818,767	700,184
IDR	235,349,535,439	Bank of America N.A.	01/20/17	17,893,221	(462,480)
IDR	234,932,230,000	Citibank N.A.	01/20/17	17,811,390	(411,555)
INR	1,825,290,000	Citibank N.A.	01/20/17	27,005,326	(151,890)
INR	2,247,720,000	Citibank N.A.	01/20/17	33,294,623	(226,451)
JPY	781,120,000	Citibank N.A.	01/20/17	6,774,352	(84,368)
MXN	168,790,000	Citibank N.A.	01/20/17	8,638,930	(515,140)
MXN	317,670,000	Citibank N.A.	01/20/17	16,287,178	(997,859)
RUB	876,110,000	Barclays Bank plc	01/20/17	13,525,852	722,149
RUB	980,400,000	Barclays Bank plc	01/20/17	15,325,934	618,114
RUB	1,303,470,000	Citibank N.A.	01/20/17	20,350,820	847,251

Contracts to Deliver
AUD	14,253,231	Barclays Bank plc	01/20/17	10,830,246	548,710
AUD	710,701	Citibank N.A.	01/20/17	528,975	16,313
BRL	140,227,677	Citibank N.A.	01/20/17	42,211,823	(675,143)
CAD	22,750,000	Barclays Bank plc	01/20/17	17,274,226	326,431
CAD	71,520,000	Citibank N.A.	01/20/17	54,321,779	1,042,381
CAD	33,405,024	Citibank N.A.	01/20/17	25,391,089	505,748
CAD	550,642	Citibank N.A.	01/20/17	408,725	(1,480)
CAD	293,001	Citibank N.A.	01/20/17	218,497	223
CAD	239,001	Citibank N.A.	01/20/17	176,985	(1,060)
CAD	13,003	Citibank N.A.	01/20/17	9,650	(36)
CNY	59,360,000	Citibank N.A.	01/20/17	8,636,581	100,563
EUR	6,170,000	Citibank N.A.	01/20/17	6,592,337	91,550
EUR	552,494	Citibank N.A.	01/20/17	620,130	38,016
EUR	2,175,000	Citibank N.A.	02/13/17	2,424,560	130,527
EUR	1,041,001	Citibank N.A.	02/13/17	1,120,767	22,794
EUR	898,001	Citibank N.A.	02/13/17	942,239	(4,907)
EUR	446,001	Citibank N.A.	02/13/17	475,678	5,268
GBP	42,690,000	Barclays Bank plc	01/20/17	54,395,811	1,759,498
GBP	46,650,000	Citibank N.A.	01/20/17	58,246,304	727,353
GBP	3,180,000	JPMorgan Chase Bank N.A.	01/20/17	3,966,191	45,285
GBP	41,000,000	Bank of America N.A.	02/13/17	50,634,180	54,029
GBP	2,656,627	Citibank N.A.	02/13/17	3,317,911	40,532
JPY	6,792,036,734	Citibank N.A.	01/20/17	65,907,551	7,736,444
JPY	910,131,228	Citibank N.A.	01/20/17	8,570,450	775,536
KRW	41,204,220,000	Barclays Bank plc	01/20/17	37,266,965	3,151,863
MXN	256,650,000	Citibank N.A.	01/20/17	12,439,415	86,962
MXN	135,200,000	Goldman Sachs Capital Markets, Inc.	01/20/17	7,203,175	696,058
MXN	485,880,000	JPMorgan Chase Bank N.A.	01/20/17	23,483,241	98,048
NZD	100,000	Barclays Bank plc	01/20/17	71,304	1,870
NZD	5,000,000	Citibank N.A.	02/13/17	3,454,400	(14,717)
NZD	4,800,000	Citibank N.A.	02/13/17	3,492,000	161,648
NZD	2,000,000	Citibank N.A.	02/13/17	1,456,102	68,455
NZD	1,000,000	Citibank N.A.	02/13/17	690,157	(3,666)
TWD	1,045,790,000	Citibank N.A.	01/20/17	33,465,280	995,280
TWD	768,990,000	Citibank N.A.	01/20/17	24,030,938	155,107
TWD	512,660,000	Citibank N.A.	01/20/17	16,020,625	103,405
TWD	391,345,000	Citibank N.A.	01/20/17	12,248,670	98,074

Net Unrealized Appreciation					$19,010,497

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	06/19/17	2,120	USD	524,733,653	$(1,120,153)
Australian 10 Year Treasury Bond Futures	03/15/17	1,418	AUD	180,461,187	489,087
Euro-BTP Futures	03/08/17	657	EUR	87,600,544	1,366,473
U.S. Treasury Long Bond Futures	03/22/17	64	USD	9,740,208	(98,208)
U.S. Treasury Note 10 Year Futures	03/22/17	309	USD	38,413,661	(10,754)
U.S. Treasury Note 5 Year Futures	03/31/17	2,407	USD	283,731,714	(514,314)

Futures Contracts—Short
90 Day Eurodollar Futures	03/13/17	(3,426)	USD	(847,663,803)	71,403
90 Day Eurodollar Futures	06/17/19	(2,120)	USD	(523,306,273)	4,833,773
Euro-Bund Futures	03/08/17	(866)	EUR	(140,258,271)	(1,995,435)
U.S. Treasury Ultra Long Bond Futures	03/22/17	(608)	USD	(98,506,501)	1,074,501

Net Unrealized Appreciation					$4,096,373

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
USD Put/MXN Call	19.444	JPMorgan Chase Bank N.A.	02/15/17	(15,000,000)	$(162,150)	$(26,865)	$135,285

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Call - U.S. Treasury Note 5 Year Futures	$120.000	01/27/17	(1,696)	$(327,629)	$(26,500)	$301,129

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	1 Day CDI	14.850%	01/04/21	Bank of America N.A.	BRL	190,843,760	$5,399,103	$—	$5,399,103

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month NZD-BBR-FRA	2.103%	08/02/21	NZD	56,400,000	$(1,487,870)
Pay	3-Month NZD-BBR-FRA	2.105%	08/04/21	NZD	55,490,000	(1,463,413)
Pay	3-Month NZD-BBR-FRA	2.105%	08/04/21	NZD	55,490,000	(1,463,413)
Pay	3-Month NZD-BBR-FRA	2.128%	08/02/21	NZD	56,400,000	(1,445,885)
Pay	3M LIBOR	1.185%	06/13/21	USD	56,430,000	(1,759,076)
Pay	3M LIBOR	1.340%	12/08/18	USD	913,070,000	(1,709,906)
Pay	3M LIBOR	1.355%	12/13/18	USD	851,950,000	(1,384,001)
Receive	3M CDOR	1.085%	12/09/18	CAD	1,116,900,000	88,011
Receive	3M LIBOR	1.081%	08/02/21	USD	38,970,000	1,461,095
Receive	3M LIBOR	1.084%	08/02/21	USD	38,970,000	1,455,914
Receive	3M LIBOR	1.142%	08/04/21	USD	38,950,000	1,357,910
Receive	3M LIBOR	1.144%	08/04/21	USD	38,950,000	1,354,454
Receive	3M LIBOR	1.269%	02/28/21	USD	416,280,000	10,086,623
Receive	3M LIBOR	1.580%	06/13/26	USD	56,280,000	3,634,573
Receive	3M LIBOR	1.674%	11/30/22	USD	99,324,000	2,229,774
Receive	6M LIBOR	0.664%	12/06/18	GBP	713,670,000	(978,386)

Net Unrealized Appreciation						$9,976,404

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.27	(5.000%)	12/20/21	0.000%	USD	56,705,000	$(1,682,770)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.IG.27	1.000%	12/20/21	0.000%	USD	80,160,000	$242,461

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $5,280,437 have been received at the custodian bank as collateral for OTC swap contracts.

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(BBR)—	Bank Bill Rate
(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$120,035	$—	$120,035
Aerospace/Defense	—	32,674,499	—	32,674,499
Agriculture	—	23,408,907	—	23,408,907
Airlines	—	2,882,942	—	2,882,942
Apparel	—	14,658,686	—	14,658,686
Auto Manufacturers	—	22,006,731	—	22,006,731
Auto Parts & Equipment	—	32,174,612	—	32,174,612
Banks	—	338,261,113	—	338,261,113
Beverages	—	35,554,797	—	35,554,797
Biotechnology	—	8,334,432	—	8,334,432
Building Materials	—	3,808,475	—	3,808,475
Chemicals	—	13,411,191	—	13,411,191
Coal	—	7,750	—	7,750
Commercial Services	—	25,583,778	—	25,583,778
Computers	—	13,480,293	—	13,480,293
Diversified Financial Services	—	77,124,341	—	77,124,341
Electric	—	42,859,742	—	42,859,742
Electronics	—	2,206,867	—	2,206,867
Energy-Alternate Sources	—	1,648,147	—	1,648,147
Engineering & Construction	—	10,369,953	—	10,369,953
Entertainment	—	4,422,591	—	4,422,591
Environmental Control	—	1,359,849	—	1,359,849
Food	—	20,155,631	—	20,155,631
Healthcare-Products	—	34,718,397	—	34,718,397
Healthcare-Services	—	57,346,749	—	57,346,749
Holding Companies-Diversified	—	3,507,847	—	3,507,847
Home Builders	—	29,420,395	—	29,420,395
Household Products/Wares	—	4,087,933	—	4,087,933
Housewares	—	14,073,339	—	14,073,339
Insurance	—	20,873,083	—	20,873,083
Internet	—	15,862,496	—	15,862,496
Iron/Steel	—	11,910,150	—	11,910,150
Leisure Time	—	32,709,369	—	32,709,369
Lodging	—	13,144,901	—	13,144,901
Media	—	112,141,890	—	112,141,890
Metal Fabricate/Hardware	—	347,743	—	347,743

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Mining	$—	$108,647,288	$4	$108,647,292
Miscellaneous Manufacturing	—	15,897,652	—	15,897,652
Oil & Gas	—	207,144,151	—	207,144,151
Oil & Gas Services	—	14,858,465	—	14,858,465
Packaging & Containers	—	24,025,921	—	24,025,921
Pharmaceuticals	—	22,105,557	—	22,105,557
Pipelines	—	95,708,071	—	95,708,071
Real Estate	—	3,453,833	—	3,453,833
Real Estate Investment Trusts	—	18,112,773	—	18,112,773
Retail	—	57,215,405	—	57,215,405
Savings & Loans	—	3,263,940	—	3,263,940
Semiconductors	—	9,311,474	—	9,311,474
Software	—	12,010,374	—	12,010,374
Telecommunications	—	139,349,036	—	139,349,036
Transportation	—	24,463,205	—	24,463,205
Trucking & Leasing	—	3,524,564	—	3,524,564
Water	—	3,420,557	—	3,420,557
Total Corporate Bonds & Notes	—	1,839,171,920	4	1,839,171,924
Total Mortgage-Backed Securities*	—	518,096,041	—	518,096,041
Total Foreign Government*	—	457,879,218	—	457,879,218
Floating Rate Loans
Airlines	—	3,105,602	—	3,105,602
Commercial Services	—	16,763,016	—	16,763,016
Distributors	—	8,205,572	—	8,205,572
Diversified Financial Services	—	922,990	—	922,990
Electric	—	6,289,359	—	6,289,359
Entertainment	—	16,425,692	—	16,425,692
Equity Real Estate Investment Trusts	—	8,376,776	—	8,376,776
Food	—	4,642,224	—	4,642,224
Healthcare-Services	—	11,927,960	—	11,927,960
Hotels, Restaurants & Leisure	—	3,394,322	—	3,394,322
Insurance	—	15,287,450	—	15,287,450
Internet	—	1,683,861	—	1,683,861
Lodging	—	14,846,193	—	14,846,193
Machinery	—	4,094,183	—	4,094,183
Media	—	11,235,063	—	11,235,063
Oil & Gas	—	—	3,234,265	3,234,265
Packaging & Containers	—	17,632,048	—	17,632,048
Pharmaceuticals	—	1,987,889	—	1,987,889
Professional Services	—	4,017,861	—	4,017,861
Retail	—	29,064,638	—	29,064,638
Software	—	2,655,329	—	2,655,329
Telecommunications	—	20,357,778	—	20,357,778
Textiles, Apparel & Luxury Goods	—	3,768,750	—	3,768,750
Transportation	—	3,362,915	—	3,362,915
Total Floating Rate Loans	—	210,047,471	3,234,265	213,281,736
Total U.S. Treasury & Government Agencies*	—	204,684,635	—	204,684,635
Total Investment Company Security	79,994,918	—	—	79,994,918
Total Asset-Backed Securities*	—	71,820,751	—	71,820,751
Total Convertible Preferred Stocks*	13,144,095	—	—	13,144,095
Total Municipals	—	8,790,985	—	8,790,985
Preferred Stocks
Air Freight & Logistics	—	194,337	—	194,337
Banks	3,071,192	—	—	3,071,192
Marine	—	—	140,983	140,983
Total Preferred Stocks	3,071,192	194,337	140,983	3,406,512
Total Convertible Bonds*	—	2,129,984	—	2,129,984

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$—	$49,875	$—	$49,875
Diversified Consumer Services	—	—	27,991	27,991
Household Durables	11,999	—	—	11,999
Marine	—	—	31,729	31,729
Media	—	170,423	364,601	535,024
Metals & Mining	—	—	56,489	56,489
Oil, Gas & Consumable Fuels	161,274	—	—	161,274
Total Common Stocks	173,273	220,298	480,810	874,381
Total Warrant*	—	3,825	—	3,825
Escrow Shares
Energy Equipment & Services	—	11,990	—	11,990
Forest Products & Paper	—	—	0	0
Total Escrow Shares	—	11,990	0	11,990
Total Short-Term Investments*	—	7,543,048	—	7,543,048
Total Securities Lending Reinvestments*	—	465,217,673	—	465,217,673
Total Investments	$96,383,478	$3,785,812,176	$3,856,062	$3,886,051,716

Collateral for Securities Loaned (Liability)	$—	$(464,954,927)	$—	$(464,954,927)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$24,024,271	$—	$24,024,271
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,013,774)	—	(5,013,774)
Total Forward Contracts	$—	$19,010,497	$—	$19,010,497
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,835,237	$—	$—	$7,835,237
Futures Contracts (Unrealized Depreciation)	(3,738,864)	—	—	(3,738,864)
Total Futures Contracts	$4,096,373	$—	$—	$4,096,373
Written Options
Foreign Currency Written Options at Value	$—	$(26,865)	$—	$(26,865)
Options on Exchange-Traded Futures Contracts at Value	(26,500)	—	—	(26,500)
Total Written Options	$(26,500)	$(26,865)	$—	$(53,365)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$21,910,815	$—	$21,910,815
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(13,374,720)	—	(13,374,720)
Total Centrally Cleared Swap Contracts	$—	$8,536,095	$—	$8,536,095
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,399,103	$—	$5,399,103

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

Transfers from Level 2 to Level 3 in the amount of $4,110,150 were due to a decline in market activity for significant observable inputs which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$3,886,051,716
Cash denominated in foreign currencies (c)	4,951,200
Cash collateral (d)	22,307,233
OTC swap contracts at market value	5,399,103
Unrealized appreciation on forward foreign currency exchange contracts	24,024,271
Receivable for:
Investments sold	2,055,878
Fund shares sold	793,462
Principal paydowns	336,523
Dividends and interest	36,188,786
Variation margin on futures contracts	2,231,770
Prepaid expenses	11,240
Other assets	52,258

Total Assets	3,984,403,440
Liabilities
Due to custodian	685,995
Written options at value (e)	53,365
Unrealized depreciation on forward foreign currency exchange contracts	5,013,774
Collateral for securities loaned	464,954,927
Payables for:
Investments purchased	68,544,097
Fund shares redeemed	1,079,115
Variation margin on centrally cleared swap contracts	1,191,848
Accrued Expenses:
Management fees	1,468,948
Distribution and service fees	228,412
Deferred trustees’ fees	262,586
Other expenses	573,758

Total Liabilities	544,056,825

Net Assets	$3,440,346,615

Net Assets Consist of:
Paid in surplus	$3,452,265,530
Undistributed net investment income	116,577,457
Accumulated net realized loss	(163,698,284)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	35,201,912

Net Assets	$3,440,346,615

Net Assets
Class A	$2,239,189,993
Class B	911,729,358
Class E	289,427,264
Capital Shares Outstanding*
Class A	167,151,229
Class B	68,581,146
Class E	21,710,470
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.40
Class B	13.29
Class E	13.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,887,888,109.
(b)	Includes securities loaned at value of $449,624,627.
(c)	Identified cost of cash denominated in foreign currencies was $5,046,028.
(d)	Includes collateral of $9,647,293 for futures contracts, and $12,659,940 for centrally cleared swap contracts.
(e)	Premiums received on written options were $489,779.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Dividends	$2,374,735
Interest	142,300,343
Securities lending income	1,355,921
Other income (a)	446,560

Total investment income	146,477,559
Expenses
Management fees	15,812,476
Administration fees	90,824
Custodian and accounting fees	317,233
Distribution and service fees—Class B	1,708,812
Distribution and service fees—Class E	328,544
Audit and tax services	120,709
Legal	32,988
Trustees’ fees and expenses	46,357
Shareholder reporting	236,046
Insurance	16,670
Miscellaneous	29,640

Total expenses	18,740,299
Less management fee waiver	(1,547,588)

Net expenses	17,192,711

Net Investment Income	129,284,848

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(17,978,424)
Futures contracts	(6,353,204)
Written options	6,815,361
Swap contracts	10,072,195
Foreign currency transactions	(5,260,718)

Net realized loss	(12,704,790)

Net change in unrealized appreciation on:
Investments	57,537,016
Futures contracts	2,497,689
Written options	436,414
Swap contracts	14,064,020
Foreign currency transactions	16,814,893

Net change in unrealized appreciation	91,350,032

Net realized and unrealized gain	78,645,242

Net Increase in Net Assets From Operations	$207,930,090

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$129,284,848	$59,796,475
Net realized loss	(12,704,790)	(35,780,466)
Net change in unrealized appreciation (depreciation)	91,350,032	(49,293,413)

Increase (decrease) in net assets from operations	207,930,090	(25,277,404)

From Distributions to Shareholders
Net investment income
Class A	(35,720,494)	(57,669,980)
Class B	(14,043,055)	(10,166,780)
Class E	(4,707,996)	(2,750,972)

Total distributions	(54,471,545)	(70,587,732)

Increase in net assets from capital share transactions	1,976,278,443	143,712,626

Total increase in net assets	2,129,736,988	47,847,490

Net Assets
Beginning of period	1,310,609,627	1,262,762,137

End of period	$3,440,346,615	$1,310,609,627

Undistributed net investment income
End of period	$116,577,457	$51,020,127

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,045,719	$26,862,922	12,538,685	$170,643,437
Shares issued through acquisition (a)	103,655,018	1,346,478,441	0	0
Reinvestments	2,771,179	35,720,494	4,491,432	57,669,980
Redemptions	(26,690,502)	(348,288,878)	(4,818,291)	(62,520,412)

Net increase	81,781,414	$1,060,772,979	12,211,826	$165,793,005

Class B
Sales	3,388,344	$44,497,609	791,911	$10,370,451
Shares issued through acquisition (a)	59,736,085	771,192,945	0	0
Reinvestments	1,096,257	14,043,055	795,523	10,166,780
Redemptions	(10,876,641)	(141,918,411)	(2,876,914)	(37,568,769)

Net increase (decrease)	53,344,045	$687,815,198	(1,289,480)	$(17,031,538)

Class E
Sales	2,108,691	$27,371,470	180,111	$2,345,501
Shares issued through acquisition (a)	18,973,217	245,512,995	0	0
Reinvestments	366,666	4,707,996	214,920	2,750,972
Redemptions	(3,805,759)	(49,902,195)	(774,805)	(10,145,314)

Net increase (decrease)	17,642,815	$227,690,266	(379,774)	$(5,048,841)

Increase derived from capital shares transactions		$1,976,278,443		$143,712,626

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.53		$13.43	$13.45	$13.98	$13.01

Income (Loss) from Investment Operations
Net investment income (a)	0.62	(b)	0.59	0.64	0.63	0.50
Net realized and unrealized gain (loss) on investments	0.45		(0.80)	0.09	(0.47)	0.96

Total from investment operations	1.07		(0.21)	0.73	0.16	1.46

Less Distributions
Distributions from net investment income	(0.20)		(0.69)	(0.75)	(0.69)	(0.49)

Total distributions	(0.20)		(0.69)	(0.75)	(0.69)	(0.49)

Net Asset Value, End of Period	$13.40		$12.53	$13.43	$13.45	$13.98

Total Return (%) (c)	8.55		(1.72)	5.47	1.09	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60		0.63	0.65	0.66	0.65
Net ratio of expenses to average net assets (%) (d)	0.54		0.59	0.61	0.62	0.61
Ratio of net investment income to average net assets (%)	4.74	(b)	4.51	4.77	4.65	3.70
Portfolio turnover rate (%)	86		99 (e)	98 (e)	132 (e)	228 (e)
Net assets, end of period (in millions)	$2,239.2		$1,070.0	$982.6	$682.7	$708.5

	Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.46		$13.35	$13.37	$13.90	$12.93

Income (Loss) from Investment Operations
Net investment income (a)	0.58	(b)	0.56	0.61	0.59	0.46
Net realized and unrealized gain (loss) on investments	0.45		(0.80)	0.08	(0.46)	0.97

Total from investment operations	1.03		(0.24)	0.69	0.13	1.43

Less Distributions
Distributions from net investment income	(0.20)		(0.65)	(0.71)	(0.66)	(0.46)

Total distributions	(0.20)		(0.65)	(0.71)	(0.66)	(0.46)

Net Asset Value, End of Period	$13.29		$12.46	$13.35	$13.37	$13.90

Total Return (%) (c)	8.30		(2.00)	5.29	0.83	11.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85		0.88	0.90	0.91	0.90
Net ratio of expenses to average net assets (%) (d)	0.79		0.84	0.86	0.87	0.86
Ratio of net investment income to average net assets (%)	4.43	(b)	4.25	4.53	4.39	3.45
Portfolio turnover rate (%)	86		99 (e)	98 (e)	132 (e)	228 (e)
Net assets, end of period (in millions)	$911.7		$189.9	$220.7	$238.4	$268.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.48		$13.38	$13.39	$13.93	$12.96

Income (Loss) from Investment Operations
Net investment income (a)	0.59	(b)	0.57	0.62	0.61	0.48
Net realized and unrealized gain (loss) on investments	0.46		(0.81)	0.09	(0.48)	0.96

Total from investment operations	1.05		(0.24)	0.71	0.13	1.44

Less Distributions
Distributions from net investment income	(0.20)		(0.66)	(0.72)	(0.67)	(0.47)

Total distributions	(0.20)		(0.66)	(0.72)	(0.67)	(0.47)

Net Asset Value, End of Period	$13.33		$12.48	$13.38	$13.39	$13.93

Total Return (%) (c)	8.47		(1.90)	5.40	0.94	11.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75		0.78	0.80	0.81	0.80
Net ratio of expenses to average net assets (%) (d)	0.69		0.74	0.76	0.77	0.76
Ratio of net investment income to average net assets (%)	4.52	(b)	4.35	4.63	4.49	3.55
Portfolio turnover rate (%)	86		99 (e)	98 (e)	132 (e)	228 (e)
Net assets, end of period (in millions)	$289.4		$50.8	$59.5	$66.2	$74.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 71%, 57%, 62% and 84% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-35

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

MSF-36

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $685,995. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2016. The Portfolio’s average overdraft advances during the year ended December 31, 2016 were not significant

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, merger adjustments, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

MSF-37

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

MSF-38

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $7,543,048. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $102,533,767. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-39

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(2,058,876)	$—	$—	$—	$(2,058,876)
Corporate Bonds & Notes	(367,305,256)	—	—	—	(367,305,256)
Foreign Government	(60,300,465)	—	—	—	(60,300,465)
Investment Company Securities	(4,416,881)	—	—	—	(4,416,881)
U.S. Treasury & Government Agencies	(30,873,449)	—	—	—	(30,873,449)
Total	$(464,954,927)	$—	$—	$—	$(464,954,927)
Total Borrowings	$(464,954,927)	$—	$—	$—	$(464,954,927)
Gross amount of recognized liabilities for securities lending transactions					$(464,954,927)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$5,399,103
	Unrealized appreciation on centrally cleared swap contracts (a)(b)	21,668,354	Unrealized depreciation on centrally cleared swap contracts (a)(b)	11,691,950
	Unrealized appreciation on futures contracts (a)(c)	7,835,237	Unrealized depreciation on futures contracts (a)(c)	3,738,864
			Written options at value	26,500
Credit	Unrealized appreciation on centrally cleared swap contracts (a)(b)	242,461	Unrealized depreciation on centrally cleared swap contracts (a)(b)	1,682,770
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$24,024,271	Unrealized depreciation on forward foreign currency exchange contracts	$5,013,774
			Written options at value	26,865

Total		$59,169,426		$22,180,723

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$5,453,132	$(462,480)	$(4,990,652)	$—
Barclays Bank plc	7,128,635	—	—	7,128,635
Citibank N.A.	15,302,032	(3,844,155)	—	11,457,877
Goldman Sachs Capital Markets, Inc.	696,058	—	—	696,058
JPMorgan Chase Bank N.A.	843,517	(734,004)	—	109,513

	$29,423,374	$(5,040,639)	$(4,990,652)	$19,392,083

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$462,480	$(462,480)	$—	$—
Citibank N.A.	3,844,155	(3,844,155)	—	—
JPMorgan Chase Bank N.A.	734,004	(734,004)	—	—

	$5,040,639	$(5,040,639)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,728,910)	$(9,109,389)	$(1,128,144)	$(11,966,443)
Forward foreign currency transactions	—	—	(4,289,739)	(4,289,739)
Futures contracts	(6,353,204)	—	—	(6,353,204)
Swap contracts	6,592,547	1,798,192	1,681,456	10,072,195
Written options	1,104,870	3,757,882	1,952,609	6,815,361

	$(384,697)	$(3,553,315)	$(1,783,818)	$(5,721,830)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,525)	$169,748	$—	$167,223
Forward foreign currency transactions	—	—	17,136,416	17,136,416
Futures contracts	2,497,689	—	—	2,497,689
Swap contracts	17,171,294	(1,440,309)	(1,666,965)	14,064,020
Written options	301,129	—	135,285	436,414

	$19,967,587	$(1,270,561)	$15,604,736	$34,301,762

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Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$868,554,182
Forward foreign currency transactions	946,131,566
Futures contracts long	853,748,503
Futures contracts short	(847,980,996)
Swap contracts	1,858,642,657
Written options	(468,924,167)

‡	Averages are based on activity levels during the year.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	—	$—
Options written	1,057,780,000	9,862	7,583,334
Options bought back	(121,370,000)	(6,314)	(5,720,276)
Options exercised	—	(751)	(374,778)
Options expired	(936,410,000)	(1,101)	(1,160,651)

Options outstanding December 31, 2016	—	1,696	$327,629

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	—	$—
Options written	1,630,320,000	7,675	7,708,767
Options bought back	(32,400,000)	(6,485)	(4,296,395)
Options expired	(1,582,920,000)	(1,190)	(3,250,222)

Options outstanding December 31, 2016	15,000,000	—	$162,150

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

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Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$615,823,691	$2,250,598,635	$1,130,340,804	$1,217,501,294

With respect to the Portfolio’s merger with Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio (see Note 9) on April 29, 2016, the Portfolio acquired long-term securities with a cost of $1,569,020,310 that are not included in the above purchases values.

MSF-46

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$15,812,476	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

Prior to May 1, 2016 the Adviser had agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-47

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$54,471,545	$70,587,732	$—	$—	$54,471,545	$70,587,732

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$134,884,662	$—	$7,788,051	$(16,715,740)	$(137,613,302)	$(11,656,329)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment accumulated short-term capital losses of $37,458,557 and post-enactment long-term accumulated capital losses of $100,154,745. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$14,261,627	$2,454,113	$16,715,740

On April 29, 2016, the Portfolio acquired $56,698,739 and $37,535,371 in capital loss carryforwards from Met Investors Series Trust Lord Abbett Bond Debenture Portfolio and Met Investors Series Trust Pioneer Strategic Income Portfolio, respectively. These capital loss carryforwards may be subject to loss limitations.

9. Acquisition

At the close of business on April 29, 2016, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,071,049,128, $185,485,101 and $50,610,322, respectively, acquired all the assets and liabilities of both Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (“Lord Abbett Bond Debenture”) and Pioneer Strategic Income Portfolio of the Met Investors Series Trust (“Pioneer Strategic Income”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
Lord Abbett Bond Debenture	Class A	47,174,589	$529,283,625	40,745,486
Lord Abbett Bond Debenture	Class B	60,173,990	667,991,393	51,742,162
Lord Abbett Bond Debenture	Class E	1,491,864	16,610,085	1,283,657
Pioneer Strategic Income	Class A	81,835,600	817,194,816	62,909,532
Pioneer Strategic Income	Class B	10,555,527	103,201,552	7,993,923
Pioneer Strategic Income	Class E	23,060,053	228,902,910	17,689,560

Each shareholder of Lord Abbett Bond Debenture and Pioneer Strategic Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 29, 2016. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment

MSF-48

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios. All other costs associated with the merger were not borne by the shareholders of the Portfolios.

Lord Abbett Bond Debenture’s net assets on April 29, 2016 were $529,283,625, $667,991,393 and $16,610,085 for Class A, B and E shares, respectively, including investments valued at $1,206,164,787 with a cost basis of $1,199,106,024. Pioneer Strategic Income’s net assets on April 29, 2016 were $817,194,816, $103,201,552 and $228,902,910 for Class A, B and E shares, respectively, including investments valued at $1,087,157,353 with a cost basis of $1,082,699,355. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Lord Abbett Bond Debenture and Pioneer Strategic Income Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $3,670,328,932, which included $7,058,763 and $4,457,998 of acquired unrealized appreciation on investments and foreign currency transactions from Lord Abbett Bond Debenture and Pioneer Strategic Income, respectively.

Assuming the acquisition had been completed on January 1, 2016, the Portfolio’s pro-forma results of operations for the year ended December 31, 2016 are as follows:

Net Investment income	$164,398,365	(a)
Net realized and unrealized loss on investments	(225,778,495	)(b)

Net decrease in net assets from operations	$(61,380,130)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Lord Abbett Bond Debenture and Pioneer Strategic Income that have been included in the Portfolio’s Statement of Operations since April 29, 2016.

(a)	$129,284,848 net investment income as reported at December 31, 2016 plus $18,673,577 from Lord Abbett Bond Debenture pre-merger net investment income, plus $15,900,758 from Pioneer Strategic Income pre-merger net investment income, plus $371,150 in lower net advisory fees, plus $168,032 of pro-forma eliminated other expenses.
(b)	$31,420,078 unrealized appreciation as reported at December 31, 2016 minus $169,506,997 pro-forma December 31, 2015 unrealized depreciation, plus $12,704,790 net realized loss as reported at December 31, 2016 plus $40,633,835 and $34,352,951 in net realized losses from Lord Abbett Bond Debenture and Pioneer Strategic Income pre-merger, respectively.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-49

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-50

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-51

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-52

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-53

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-54

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-55

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2016. The Board also noted that the Portfolio outperformed its Lipper Index for the three- and five-year periods ended June 30, 2016, and underperformed its Lipper Index for the one-year period ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2016.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and were equal to the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-56

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-57

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-58

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-59

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-60

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2016, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 1.28%, 1.02%, and 1.20%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 1.05%.

MARKET ENVIRONMENT / CONDITIONS

The broad U.S. fixed income market posted a modest gain in 2016 even as Treasury yields moved higher, especially towards the end of the year. Economic growth in the U.S. continued at a subdued pace as it has in recent years. Coming into 2016, markets had just experienced the first U.S. Federal Reserve (the “Fed”) rate hike since the financial crisis and expected four more hikes over the coming year. Risk markets began the year as they had for much of the last half of 2015, dominated by concerns of possible slowing global growth, weak commodity prices and a strengthening U.S. dollar.

Both short- and longer-term Treasury yields increased in 2016. The yield on the two-year Treasury began at 1.06% and ended the year 14 basis points (“bps”) higher at 1.20%. After beginning the year at 2.27%, the yield on the 10-year Treasury fell to 1.49% at the end of June but ultimately ended the year higher at 2.45%. Rates surged higher after the surprise election of Donald Trump as markets expected the policies of his administration to boost growth and inflation which in turn will lead to a faster pace of Fed rate increases. All told, the broad market bond index, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% during the year.

Economic growth over the year remained positive but was generally muted. The most recent Gross Domestic Product (“GDP”) release, for the third quarter’s real annualized growth, registered an impressive 3.5% which followed a 1.4% expansion in the second quarter of 2016 and a smaller 0.8% pickup in the first quarter of the year. While the third quarter’s print was a large surprise to the upside, much of the gain appears due to a quirk related to unusually large soybean exports which were in turn due to poor crops in other parts of the world.

The job market pushed well into full-employment territory in 2016. The unemployment rate began the year at 5.0% and inched down to 4.6% by year-end. The workforce participation rate, however, ended the year where it began at 62.7%. Wage gains were unimpressive for most of the year but improved towards the end of the year as the labor force tightened.

The Fed moved away from emergency policy rates for the first time in nearly a decade in late 2015 as it raised the federal funds rate to a range between 0.25% and 0.50%. A year later at its December 2016 meeting the Fed initiated its next increase as employment looked reasonably healthy, inflation measures appeared to be moving closer to targets and the recent 3.5% GDP print, despite its quirks, pointed to improving growth. Markets had expected a few more Fed increases earlier in the year, but the Fed held off as economic data failed to cooperate in the early part of the year, then international concerns such as bank worries and then Brexit, the U.K. referendum on leaving the European Union, complicated matters, and later the Fed did not want to impact markets in the fall as the U.S. election approached.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the period. The Portfolio’s allocation to high quality Agency issues outperformed during the year and was the largest contributor to performance. Treasury Inflation-Protected Securities (“TIPS”) exposure was also a significant contributor as inflation expectations picked up over the year, especially in November and December. Over the year, 5-year break-evens, a measure of inflation expectations, increased by 55 bps. Emerging markets (“EM”) recovered from a rough 2015 and first six weeks of 2016 to generally deliver positive results; the Portfolio’s EM exposure contributed over the year. A tactical overweight duration position was the largest detractor as yields surged upon the surprise election of Donald Trump and the expectations of increased fiscal stimulus. However, our curve positioning, with an emphasis on longer-dated yields, was a modest positive as the curve ended the year flatter, with longer maturity yields decreasing (prices increasing) more than intermediate and short term yields. The other main detractor from performance was in Commercial Mortgage-Backed Securities (“MBS”) as spreads widened in the bonds we held. Our high quality Asset-Backed Securities holdings only had a small, albeit positive, impact on the Portfolio’s performance.

At period end, we expected central banks to remain highly accommodative albeit less so than in recent years. We expect to maintain a tactical duration policy in response, and an overweight to longer-dated Treasuries which may continue to provide some protection if

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

volatility increases. At year end, we found Agency MBS to be less compelling due to valuations and the uncertainty over when the Fed will end its MBS reinvestment program. We therefore continued to maintain a significant underweight relative to the benchmark and also maintained a small allocation to TIPS in case inflation expectations increase.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2016)

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	1.28	1.45	2.67
Class B	1.02	1.19	2.41
Class E	1.20	1.30	2.52
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.05	1.04	3.42

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	88.2
Corporate Bonds & Notes	8.8
Foreign Government	8.1
Mortgage-Backed Securities	5.4
Asset-Backed Securities	1.9

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period** July 1, 2016 to December 31, 2016
Class A(a)	Actual	0.48%	$1,000.00	$982.40	$2.39
	Hypothetical*	0.48%	$1,000.00	$1,022.72	$2.44

Class B(a)	Actual	0.73%	$1,000.00	$980.70	$3.63
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class E(a)	Actual	0.63%	$1,000.00	$981.50	$3.14
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—88.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—28.7%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	9,400,000	$9,414,871
3.000%, TBA (a)	6,200,000	6,362,266
3.500%, TBA (a)	15,000,000	15,627,246
4.500%, 03/01/20	51,589	53,020
5.000%, 03/01/18	33,469	34,251
6.500%, 06/01/17	4,303	4,309
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	934,027	1,006,139
4.500%, 12/01/31	1,288,039	1,387,354
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	10,064,250	10,061,375
3.000%, 11/01/46	7,178,372	7,138,991
3.000%, TBA (a)	37,400,000	37,153,676
3.500%, TBA (a)	14,900,000	15,271,336
4.000%, 02/01/40	850,533	905,296
4.000%, 06/01/42	7,866,201	8,361,136
4.000%, 07/01/42	3,996,030	4,217,267
4.000%, 05/01/43	18,855,745	19,988,335
4.000%, 10/01/43	10,428,192	11,055,250
4.000%, TBA (a)	82,800,000	87,048,352
4.500%, 04/01/41	10,947,820	11,822,637
4.500%, 10/01/41	7,325,230	7,895,284
4.500%, 07/01/44	294,672	319,695
4.500%, 10/01/44	1,848,700	2,004,358
4.500%, 01/01/45	161,173	175,724
4.500%, TBA (a)	5,100,000	5,485,488
5.000%, 07/01/33	299,036	327,521
5.000%, 09/01/33	362,351	397,964
5.000%, 10/01/35	1,011,811	1,111,399
5.000%, 03/01/36	1,620,402	1,769,312
5.000%, 01/01/39	12,467	13,703
5.000%, 08/01/39	33,101	36,575
5.000%, 12/01/39	25,554	28,206
5.000%, 05/01/40	60,058	65,949
5.000%, 07/01/40	47,692	52,757
5.000%, 11/01/40	1,255,610	1,389,192
5.000%, 01/01/41	63,128	69,877
5.000%, 02/01/41	68,588	75,032
5.000%, 04/01/41	139,808	154,896
5.000%, 05/01/41	2,740,859	3,023,732
5.000%, 06/01/41	263,825	292,286
5.000%, 07/01/41	2,588,173	2,817,899
5.000%, TBA (a)	2,700,000	2,941,312
6.000%, 04/01/33	92,804	106,314
6.000%, 02/01/34	18,843	21,673
6.000%, 11/01/35	192,252	221,144
6.000%, 08/01/37	412,110	474,108
6.500%, 03/01/26	1,358	1,537
6.500%, 04/01/29	65,394	73,985
7.000%, 11/01/28	1,989	2,176
7.000%, 02/01/29	679	681
7.000%, 01/01/30	2,209	2,270
7.000%, 10/01/37	20,703	22,656
7.000%, 11/01/37	33,082	38,368
7.000%, 12/01/37	26,015	30,045

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 02/01/38	18,019	19,629
7.000%, 08/01/38	14,334	16,036
7.000%, 09/01/38	3,047	3,146
7.000%, 11/01/38	131,661	148,676
7.000%, 02/01/39	1,480,761	1,705,206
7.500%, 04/01/32	13,542	13,883
8.000%, 05/01/28	4,209	4,739
8.000%, 07/01/32	879	953
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (b)	2,962,254	569,510
4.000%, 04/25/42 (b)	4,145,741	760,931
4.500%, 11/25/39 (b)	2,380,446	479,735
Fannie Mae Pool 3.500%, 08/01/42	12,592,499	12,987,490
3.500%, 09/01/42	865,719	892,875
3.500%, 10/01/42	6,044,926	6,234,705
4.000%, 10/01/42	3,689,488	3,913,498
4.000%, 11/01/42	2,504,386	2,656,063
4.000%, 07/01/43	77,663	82,385
4.000%, 08/01/43	1,773,518	1,881,424
6.500%, 12/01/27	4,574	4,621
6.500%, 05/01/32	22,410	24,854
Fannie Mae REMIC Trust Whole Loan (CMO) 3.815%, 01/25/43 (c)	358,158	387,898
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	625,949	547,939
3.000%, 12/25/27 (b)	8,408,445	813,603
5.394%, 03/25/42 (b) (c)	10,182,096	1,651,327
5.394%, 12/25/42 (b) (c)	1,132,106	259,982
5.500%, 07/25/41	8,249,047	9,429,556
5.500%, 04/25/42	2,614,407	2,902,274
5.774%, 01/25/41 (b) (c)	1,641,951	277,365
5.794%, 10/25/41 (b) (c)	6,303,343	1,112,047
5.894%, 02/25/41 (b) (c)	961,873	140,372
5.894%, 03/25/42 (b) (c)	2,462,064	434,483
6.000%, 05/25/42	1,689,324	1,914,590
6.500%, 06/25/39	322,004	355,228
6.500%, 07/25/42	3,095,973	3,532,194
9.750%, 11/25/18	359,257	377,895
9.750%, 08/25/19	112,224	117,949
Fannie Mae-ACES (CMO) 2.037%, 09/25/26	2,556,735	2,471,949
2.499%, 09/25/26	3,850,000	3,656,104
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	10,000,000	9,929,744
3.500%, TBA (a)	36,700,000	37,578,704
4.000%, 07/01/43	5,449,818	5,772,884
4.000%, 08/01/43	5,382,904	5,702,009
4.500%, 06/01/38	1,967,767	2,119,511
5.000%, 08/01/33	27,593	30,361
5.000%, 06/01/41	6,276,943	6,926,632
6.000%, 10/01/36	1,045,294	1,195,772
6.500%, 09/01/39	372,932	424,850
8.000%, 12/01/19	295	296
8.000%, 09/01/30	3,913	4,578

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	629	$632
Freddie Mac Gold Pool 3.500%, 10/01/42	1,291,079	1,330,033
3.500%, 02/01/44	580,773	598,298
4.000%, 04/01/43	1,948,799	2,065,938
4.000%, 08/01/43	1,186,523	1,257,927
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	328,344
6.000%, 05/15/36	739,180	830,545
8.500%, 06/15/21	10,008	10,744
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	564,591	637,865
6.000%, 03/15/33	979,388	1,162,208
6.500%, 06/15/31	3,202	3,658
6.500%, 08/15/34	204,604	233,712
7.500%, 09/15/29	2,302	2,569
7.500%, 02/15/30	1,626	1,692
8.500%, 05/15/18	2,858	2,868
8.500%, 06/15/25	30,021	35,041
Ginnie Mae II 30 Yr. Pool 3.000%, 08/20/46	28,818,307	29,220,854
3.000%, TBA (a)	36,700,000	37,159,466
3.500%, TBA (a)	24,000,000	24,948,281
4.000%, 09/20/45	2,117,599	2,267,656
4.000%, 11/20/45	12,072,734	12,908,945
4.500%, 01/20/40	918,229	993,237
4.500%, 05/20/40	1,242,791	1,338,747
4.500%, 09/20/40	25,394	27,379
4.500%, 01/20/41	196,949	212,447
4.500%, 07/20/41	1,358,553	1,464,232
5.000%, 07/20/40	950,777	1,046,784
6.000%, 11/20/34	1,849	2,155
6.000%, 06/20/35	2,997	3,494
6.000%, 07/20/36	174,272	197,094
6.000%, 09/20/36	8,750	9,849
6.000%, 07/20/38	464,737	525,690
6.000%, 09/20/38	1,261,354	1,426,455
6.000%, 06/20/39	5,199	5,960
6.000%, 05/20/40	114,667	129,826
6.000%, 06/20/40	299,083	338,599
6.000%, 08/20/40	160,735	184,422
6.000%, 09/20/40	387,270	444,532
6.000%, 10/20/40	249,609	283,364
6.000%, 11/20/40	326,641	366,651
6.000%, 01/20/41	263,781	294,003
6.000%, 03/20/41	1,379,435	1,560,651
6.000%, 07/20/41	279,140	321,350
6.000%, 12/20/41	190,479	217,845
6.500%, 10/20/37	386,037	444,102
Government National Mortgage Association (CMO) 0.311%, 02/16/53 (b) (c)	14,950,767	411,619
0.481%, 05/16/54 (b) (c)	20,399,009	612,717
0.522%, 10/16/54 (b) (c)	34,238,072	1,144,110
0.614%, 03/16/49 (b) (c)	12,100,200	364,399

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.726%, 09/16/46 (b) (c)	45,017,158	1,199,158
0.749%, 05/16/54 (b) (c)	17,365,022	831,225
0.763%, 02/16/48 (b) (c)	6,844,279	308,573
0.769%, 09/16/51 (b) (c)	68,927,306	3,647,964
0.791%, 06/16/55 (b) (c)	13,548,789	548,013
0.819%, 01/16/57 (b) (c)	24,985,927	1,738,873
0.859%, 11/16/55 (b) (c)	28,322,444	1,759,404
0.900%, 09/16/56 (b) (c)	23,299,215	1,462,632
0.910%, 12/20/60 (c)	18,492,954	18,318,168
0.919%, 09/16/55 (b) (c)	20,826,046	1,192,841
0.930%, 12/20/60 (c)	6,189,071	6,140,112
1.010%, 03/20/61 (c)	5,110,804	5,084,341
1.030%, 12/20/60 (c)	45,072,068	44,852,236
1.077%, 09/16/44 (b) (c)	18,155,160	996,085
1.158%, 02/16/46 (b) (c)	24,703,326	1,526,149
5.393%, 08/16/42 (b) (c)	1,462,063	234,134
5.761%, 03/20/39 (b) (c)	388,367	36,436
5.911%, 01/20/40 (b) (c)	1,084,464	159,387

		630,239,400

Federal Agencies—38.0%
Federal Farm Credit Bank 0.650%, 06/19/17	15,000,000	14,992,680
0.800%, 03/08/18	20,000,000	19,934,440
1.100%, 06/01/18	20,000,000	19,984,780
1.950%, 11/15/17	19,980,000	20,152,248
Federal Home Loan Bank 0.625%, 10/26/17	18,000,000	17,972,298
0.750%, 11/17/17	25,000,000	24,970,350
0.875%, 03/19/18	20,000,000	19,967,740
1.875%, 11/29/21	49,000,000	48,684,538
2.125%, 06/09/23	17,700,000	17,425,756
2.250%, 09/08/17	28,000,000	28,278,180
2.750%, 06/08/18	15,000,000	15,334,905
5.250%, 12/11/20	12,000,000	13,529,436
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,000,000	9,490,530
0.750%, 04/09/18	9,000,000	8,966,790
0.875%, 10/12/18	20,000,000	19,891,300
1.125%, 04/15/19	30,000,000	29,878,590
5.000%, 12/14/18	12,741,000	13,637,227
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	47,415,150
1.250%, 05/06/21	20,000,000	19,433,360
1.875%, 09/24/26	7,000,000	6,431,075
2.125%, 04/24/26	10,000,000	9,456,910
2.625%, 09/06/24	22,000,000	22,212,960
Financing Corp. Fico Zero Coupon, 10/06/17	20,433,000	20,276,197
Zero Coupon, 05/11/18	40,000,000	39,295,680
Zero Coupon, 08/03/18	7,638,000	7,480,008
Zero Coupon, 12/27/18	16,254,000	15,738,667
Zero Coupon, 06/06/19	26,414,000	25,375,824
Zero Coupon, 09/26/19	14,535,000	13,917,190

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
National Archives Facility Trust 8.500%, 09/01/19 (e)	1,747,594	$1,914,914
New Valley Generation II 5.572%, 05/01/20	6,078,275	6,488,558
Overseas Private Investment Corp. Zero Coupon, 11/17/17	4,700,000	5,025,268
Zero Coupon, 07/30/19	20,000,000	20,946,480
Zero Coupon, 11/13/19	5,000,000	5,240,655
2.310%, 11/15/30	8,386,629	7,879,548
3.330%, 05/15/33	6,592,985	6,546,874
3.490%, 12/20/29	12,039,369	12,281,758
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	10,642,000	10,204,444
Zero Coupon, 07/15/20	10,000,000	9,366,210
Zero Coupon, 10/15/20	38,159,000	35,664,661
Zero Coupon, 01/15/21	20,000,000	18,388,080
Zero Coupon, 01/15/30	25,000,000	16,341,000
Zero Coupon, 04/15/30	8,000,000	5,180,960
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	20,171,640
3.875%, 02/15/21	35,000,000	37,660,560
4.500%, 04/01/18	20,000,000	20,837,180
5.500%, 07/18/17	23,306,000	23,908,553

		834,172,152

U.S. Treasury—21.5%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (e)	10,303,328	9,433,243
0.750%, 02/15/45 (e)	4,721,854	4,442,986
1.375%, 02/15/44 (e)	28,936,764	31,579,009
U.S. Treasury Notes 0.625%, 05/31/17	5,000,000	5,000,390
1.000%, 11/30/18 (f)	13,000,000	12,958,361
1.250%, 12/15/18	22,000,000	22,024,068
1.375%, 10/31/20	58,560,000	57,841,703
1.500%, 02/28/23	34,960,000	33,624,423
1.500%, 03/31/23	22,000,000	21,138,898
1.625%, 04/30/19	12,000,000	12,093,744
1.625%, 06/30/20	49,000,000	49,022,981
1.875%, 10/31/17	30,000,000	30,250,770
2.000%, 11/30/22	77,000,000	76,479,634
2.000%, 02/15/25	99,000,000	96,354,819
2.125%, 06/30/22	8,000,000	8,028,128

		470,273,157

Total U.S. Treasury & Government Agencies (Cost $1,955,639,850)		1,934,684,709

Corporate Bonds & Notes—8.8%

Banks—0.2%
Stadshypotek AB 1.875%, 10/02/19 (144A)	5,000,000	4,974,305

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,469,591

Diversified Financial Services—8.1%
COP I LLC 3.650%, 12/05/21	6,802,827	7,082,035
National Credit Union Administration Guaranteed Notes Trust 3.000%, 06/12/19	19,650,000	20,318,886
3.450%, 06/12/21	45,000,000	47,934,000
Postal Square L.P. 6.500%, 06/15/22	6,589,800	7,315,759
Private Export Funding Corp. 1.375%, 02/15/17	25,000,000	25,023,500
2.250%, 12/15/17	40,000,000	40,449,560
2.300%, 09/15/20	28,000,000	28,553,756

		176,677,496

Multi-National—0.1%
Asian Development Bank 2.125%, 03/19/25	2,000,000	1,930,496

Oil & Gas—0.3%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,238,700
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,285,100

		7,523,800

Total Corporate Bonds & Notes (Cost $178,755,986)		192,575,688

Foreign Government—8.1%

Sovereign—8.1%
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	4,985,200
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	411,534
3.750%, 04/25/22	1,900,000	1,907,110
4.875%, 05/05/21	2,957,000	3,130,313
5.875%, 03/13/20	310,000	338,332
5.875%, 01/15/24 (144A)	1,060,000	1,169,502
Israel Government AID Bonds Zero Coupon, 11/15/18	20,869,000	20,384,777
5.500%, 12/04/23	24,290,000	28,896,210
5.500%, 04/26/24	20,950,000	25,113,791
Mexico Government International Bond 5.550%, 01/21/45	33,080,000	33,824,300
Peruvian Government International Bond 5.625%, 11/18/50 (f)	4,000,000	4,530,000
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,049,105

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Ukraine Government AID Bonds 1.471%, 09/29/21	20,000,000	$19,524,880
1.844%, 05/16/19	25,000,000	24,936,900

Total Foreign Government (Cost $176,504,644)		177,201,954

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—5.1%
Banc of America Funding Corp. 0.734%, 02/27/37 (144A) (c)	11,155,542	10,505,345
Banc of America Funding Trust 0.749%, 09/29/36 (144A) (c)	10,389,235	9,948,496
2.028%, 06/20/35 (c)	293,482	184,915
Banc of America Mortgage Trust 3.239%, 07/25/35 (c)	87,059	80,396
BCAP LLC Trust 0.742%, 11/27/36 (144A) (c)	16,347,258	15,390,218
Citigroup Mortgage Loan Trust 2.930%, 10/25/35 (c)	176,469	176,923
Countrywide Alternative Loan Trust 0.939%, 07/20/46 (c)	2,719,408	1,405,322
1.336%, 05/25/34 (c)	1,623,532	1,609,095
Countrywide Home Loan Reperforming Loan REMIC Trust 1.176%, 07/25/36 (144A) (c)	713,416	644,066
Fannie Mae Connecticut Avenue Securities 2.206%, 01/25/29 (c)	10,327,361	10,393,068
Freddie Mac Structured Agency Credit Risk Debt Notes 2.406%, 04/25/24 (c)	6,197,115	6,247,947
2.956%, 02/25/24 (c)	5,000,000	5,115,128
2.956%, 09/25/24 (c)	8,000,000	8,167,630
GMAC Mortgage Corp. Loan Trust 3.435%, 11/19/35 (c)	640,552	571,548
GSMPS Mortgage Loan Trust 3.500%, 06/25/34 (144A) (c)	3,899,742	3,677,490
GSR Mortgage Loan Trust 3.126%, 04/25/35 (c)	627,291	614,241
HarborView Mortgage Loan Trust 0.936%, 09/19/46 (c)	320,097	229,924
JPMorgan Mortgage Trust 2.787%, 06/25/34 (c)	175,843	173,680
MASTR Adjustable Rate Mortgages Trust 0.956%, 05/25/47 (c)	5,739,085	4,407,697
2.509%, 02/25/34 (c)	185,030	175,427
3.841%, 12/25/34 (c)	16,765	16,060
MASTR Reperforming Loan Trust 1.106%, 05/25/35 (144A) (c)	309,932	239,583
3.569%, 05/25/35 (144A) (c)	3,998,893	3,211,897
4.502%, 05/25/36 (144A) (c)	3,128,077	2,802,103
7.000%, 08/25/34 (144A)	388,542	390,503
Morgan Stanley Mortgage Loan Trust 0.826%, 06/25/36 (c)	650,991	274,553
2.992%, 07/25/35 (c)	253,120	222,818

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust 3.250%, 09/25/56 (144A) (c)	5,185,243	5,225,870
NovaStar Mortgage Funding Trust 0.782%, 09/25/46 (c)	2,044,718	1,664,630
Provident Funding Mortgage Loan Trust 2.897%, 05/25/35 (c)	475,826	474,137
3.037%, 10/25/35 (c)	85,070	83,136
RFMSI Trust 4.750%, 12/25/18	100,716	101,257
SACO I Trust 9.002%, 06/25/21 (144A) (c)	1,062,383	1,096,675
Structured Asset Mortgage Investments Trust 0.936%, 07/25/46 (c)	252,046	207,717
Structured Asset Securities Corp. 1.106%, 04/25/35 (144A) (c)	2,617,178	2,160,576
3.516%, 06/25/35 (144A) (c)	154,311	137,599
Structured Asset Securities Corp. Mortgage Loan Trust 1.556%, 09/25/33 (144A) (c)	31,767	31,444
Towd Point Mortgage Trust 2.250%, 08/25/55 (144A) (c)	10,803,866	10,716,967
WaMu Mortgage Pass-Through Certificates Trust 1.016%, 11/25/45 (c)	26,069	24,318
1.026%, 12/25/45 (c)	1,809,641	1,698,769
1.046%, 12/25/45 (c)	142,494	132,778
1.076%, 08/25/45 (c)	163,359	156,867

		110,788,813

Commercial Mortgage-Backed Securities—0.3%
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	6,854,204	6,912,055

Total Mortgage-Backed Securities (Cost $118,950,760)		117,700,868

Asset-Backed Securities—1.9%

Asset-Backed - Credit Card—0.8%
Capital One Multi-Asset Execution Trust 1.820%, 09/15/22	17,500,000	17,455,989

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 1.034%, 12/25/42 (144A) (c)	43,959	42,252
Home Equity Mortgage Loan Asset-Backed Trust 1.016%, 06/25/36 (c)	3,967,858	769,865
Morgan Stanley Mortgage Loan Trust 0.846%, 12/25/36 (c)	226,413	132,920
1.056%, 03/25/36 (c)	1,749,818	916,064
Option One Mortgage Loan Trust 1.336%, 06/25/33 (c)	126,036	117,434
Structured Asset Securities Corp. Mortgage Loan Trust 0.976%, 02/25/36 (144A) (c)	4,769,074	302,354

		2,280,889

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—0.1%
Countrywide Home Equity Loan Trust 0.854%, 11/15/36 (c)	43,429	$33,179
0.994%, 02/15/34 (c)	95,724	88,684
Countrywide Revolving Home Equity Loan Trust 0.844%, 07/15/36 (c)	875,865	759,293
GSR Mortgage Loan Trust 1.124%, 11/25/30 (c)	1,010	71
SACO I Trust 1.016%, 06/25/36 (c)	631,989	1,115,991
1.056%, 04/25/36 (c)	246,395	435,695

		2,432,913

Asset-Backed - Student Loan—0.9%
National Credit Union Administration Guaranteed Notes Trust 0.999%, 12/07/20 (c)	4,664,637	4,654,421
Nelnet Student Loan Trust 2.575%, 11/25/24 (c)	5,765,877	5,808,078
SLC Student Loan Trust 1.083%, 06/15/29 (c)	5,500,000	5,393,825
SLM Student Loan Trust 2.532%, 07/25/22 (c)	4,797,883	4,825,694

		20,682,018

Total Asset-Backed Securities (Cost $47,625,087)		42,851,809

Short-Term Investments—0.4%

Repurchase Agreements—0.4%
Bank of America N.A. Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $5,000,278 on 01/03/17, collateralized by $5,179,800 U.S. Tresaury Note at 3.000% due 05/15/45 with a value of $5,109,790	5,000,000	5,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/16 at 0.030% to be repurchased at $3,325,898 on 01/03/17, collateralized by $2,730,000 U.S. Treasury Bond at 8.500% due 02/15/20 with a value of $3,397,567.	3,325,887	3,325,887

Total Short-Term Investments (Cost $8,325,887)		8,325,887

Securities Lending Reinvestments (g)—0.7%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.7%
Citigroup Global Markets Ltd. Repurchase Agreement dated 12/29/16 at 0.710% to be repurchased at $2,000,197 on 01/03/17, collateralized by $2,017,473 U.S. Treasury and Foreign Obligations with rates ranging from 1.750% - 2.750%, maturity dates ranging from 10/15/19 - 11/15/23, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/30/16 at 0.950% to be repurchased at $1,000,106 on 01/03/17, collateralized by $1,020,900 Foreign Obligations with rates ranging from 1.750% - 2.500%, maturity dates ranging from 09/05/19 - 11/20/24, with a value of $1,020,006.	1,000,000	1,000,000
Repurchase Agreement dated 12/15/16 - 12/30/16 at 1.050% to be repurchased at $1,450,235 on 01/03/17, collateralized by various Common Stock with a value of $1,611,755.	1,450,000	1,450,000
Goldman Sachs & Co. Repurchase Agreement dated 12/30/16 at 0.460% to be repurchased at $929,585 on 01/03/17, collateralized by $4,783,581 U.S. Government Agency Obligations with rates ranging from 2.000% - 10.500%, maturity dates ranging from 03/15/17 - 09/20/65, with a value of $948,128.	929,537	929,537
Macquarie Bank, Ltd. Repurchase Agreement dated 12/27/16 at 0.580% to be repurchased at $1,600,180 on 01/03/17, collateralized by $1,582,968 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $1,632,827.	1,600,000	1,600,000
Repurchase Agreement dated 12/15/16 at 0.600% to be repurchased at $400,147 on 01/06/17, collateralized by $395,742 U.S. Treasury Obligations with rates ranging from 0.000% - 8.750%, maturity dates ranging from 01/05/17 - 05/15/46, with a value of $408,207.	400,000	400,000
Natixis Repurchase Agreement dated 12/28/16 at 0.750% to be repurchased at $3,000,500 on 01/05/17, collateralized by $4,815,208 U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 4.672%, maturity dates ranging from 01/31/17 - 09/16/58, with a value of $3,060,376.	3,000,000	3,000,000

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Pershing LLC Repurchase Agreement dated 12/30/16 at 0.680% to be repurchased at $3,000,227 on 01/03/17, collateralized by $4,402,093 U.S. Government Agency Obligations with rates ranging from 0.625% - 11.018%, maturity dates ranging from 01/17/17 - 08/20/66, with a value of $3,060,000.	3,000,000	$3,000,000
Societe Generale New York Repurchase Agreement dated 12/30/16 at 0.500% to be repurchased at $2,000,111 on 01/03/17, collateralized by $1,855,877 U.S. Treasury Obligations with rates ranging from 0.000% - 3.500%, maturity dates ranging from 01/15/17 - 02/15/39, with a value of $2,040,000.	2,000,000	2,000,000

		15,379,537

Total Securities Lending Reinvestments (Cost $15,379,537)		15,379,537

Total Investments—113.5% (Cost $2,501,181,751) (h)		2,488,720,452
Other assets and liabilities (net)—(13.5)%		(296,100,651)

Net Assets—100.0%		$2,192,619,801

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Interest only security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Principal only security.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2016, the market value of securities loaned was $15,049,092 and the collateral received consisted of cash in the amount of $15,379,537. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2016.
(h)	As of December 31, 2016, the aggregate cost of investments for federal income tax purposes was $2,514,234,869. The aggregate unrealized appreciation and depreciation of investments were $21,817,774 and $(47,332,191), respectively, resulting in net unrealized depreciation of $(25,514,417) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the market value of 144A securities was $81,460,425, which is 3.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/22/17	76	USD	9,423,810	$21,565

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/22/17	(342)	USD	(51,604,436)	79,998
U.S. Treasury Note 5 Year Futures	03/31/17	(75)	USD	(8,813,428)	(11,376)

Net Unrealized Appreciation					$90,187

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,934,684,709	$—	$1,934,684,709
Total Corporate Bonds & Notes*	—	192,575,688	—	192,575,688
Total Foreign Government*	—	177,201,954	—	177,201,954
Total Mortgage-Backed Securities*	—	117,700,868	—	117,700,868
Total Asset-Backed Securities*	—	42,851,809	—	42,851,809
Total Short-Term Investments*	—	8,325,887	—	8,325,887
Total Securities Lending Reinvestments*	—	15,379,537	—	15,379,537
Total Investments	$—	$2,488,720,452	$—	$2,488,720,452

Collateral for Securities Loaned (Liability)	$—	$(15,379,537)	$—	$(15,379,537)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$101,563	$—	$—	$101,563
Futures Contracts (Unrealized Depreciation)	(11,376)	—	—	(11,376)
Total Futures Contracts	$90,187	$—	$—	$90,187

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value (a) (b)	$2,488,720,452
Cash	37
Cash collateral for futures contracts	1,548,922
Receivable for:
Investment sold	118,886
Fund shares sold	335,864
Principal paydowns	7,844
Interest	8,243,103
Prepaid expenses	6,406
Other assets	58,807

Total Assets	2,499,040,321
Liabilities
Collateral for securities loaned	15,379,537
Payables for:
TBA securities purchased	289,034,309
Fund shares redeemed	501,366
Variation margin on futures contracts	242,680
Accrued Expenses:
Management fees	851,025
Distribution and service fees	94,604
Deferred trustees’ fees	92,194
Other expenses	224,805

Total Liabilities	306,420,520

Net Assets	$2,192,619,801

Net Assets Consist of:
Paid in surplus	$2,247,182,586
Undistributed net investment income	56,833,708
Accumulated net realized loss	(99,084,188)
Unrealized depreciation on investments and futures contracts	(12,312,305)

Net Assets	$2,192,619,801

Net Assets
Class A	$1,735,349,817
Class B	432,077,735
Class E	25,192,249
Capital Shares Outstanding*
Class A	147,770,151
Class B	36,985,140
Class E	2,153,001
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.74
Class B	11.68
Class E	11.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,501,181,751.
(b)	Includes securities loaned at value of $15,049,092.

Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest	$50,592,199
Securities lending income	114,223
Other income (a)	135,403

Total investment income	50,841,825
Expenses
Management fees	10,661,011
Administration fees	73,427
Custodian and accounting fees	151,606
Distribution and service fees—Class B	1,139,455
Distribution and service fees—Class E	40,169
Audit and tax services	67,573
Legal	33,060
Trustees’ fees and expenses	45,248
Shareholder reporting	118,464
Insurance	15,679
Miscellaneous	25,051

Total expenses	12,370,743
Less management fee waiver	(301,600)

Net expenses	12,069,143

Net Investment Income	38,772,682

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	3,281,835
Futures contracts	(4,460,378)

Net realized loss	(1,178,543)

Net change in unrealized depreciation on:
Investments	(7,248,639)
Futures contracts	(336,001)

Net change in unrealized depreciation	(7,584,640)

Net realized and unrealized loss	(8,763,183)

Net Increase in Net Assets From Operations	$30,009,499

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,772,682	$35,511,900
Net realized gain (loss)	(1,178,543)	6,997,475
Net change in unrealized depreciation	(7,584,640)	(26,340,492)

Increase in net assets from operations	30,009,499	16,168,883

From Distributions to Shareholders
Net investment income
Class A	(46,380,937)	(45,365,989)
Class B	(10,833,492)	(9,804,626)
Class E	(656,202)	(650,862)

Total distributions	(57,870,631)	(55,821,477)

Decrease in net assets from capital share transactions	(101,863,797)	(427,989,904)

Total decrease in net assets	(129,724,929)	(467,642,498)

Net Assets
Beginning of period	2,322,344,730	2,789,987,228

End of period	$2,192,619,801	$2,322,344,730

Undistributed net investment income
End of period	$56,833,708	$57,503,990

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	4,804,242	$57,645,459	3,149,293	$38,107,214
Reinvestments	3,897,558	46,380,937	3,815,474	45,365,989
Redemptions	(14,800,929)	(177,409,481)	(40,060,724)	(485,560,140)

Net decrease	(6,099,129)	$(73,383,085)	(33,095,957)	$(402,086,937)

Class B
Sales	3,655,002	$43,654,247	3,433,251	$41,066,433
Reinvestments	914,219	10,833,492	828,094	9,804,626
Redemptions	(6,744,711)	(80,333,027)	(6,046,743)	(72,421,342)

Net decrease	(2,175,490)	$(25,845,288)	(1,785,398)	$(21,550,283)

Class E
Sales	128,976	$1,536,976	66,612	$795,694
Reinvestments	55,329	656,202	54,925	650,862
Redemptions	(404,339)	(4,828,602)	(482,959)	(5,799,240)

Net decrease	(220,034)	$(2,635,424)	(361,422)	$(4,352,684)

Decrease derived from capital shares transactions		$(101,863,797)		$(427,989,904)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.90	$12.11	$12.01	$12.36	$12.21

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.17	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.05)	(0.10)	0.17	(0.22)	0.28

Total from investment operations	0.16	0.07	0.33	(0.09)	0.41

Less Distributions
Distributions from net investment income	(0.32)	(0.28)	(0.23)	(0.26)	(0.26)

Total distributions	(0.32)	(0.28)	(0.23)	(0.26)	(0.26)

Net Asset Value, End of Period	$11.74	$11.90	$12.11	$12.01	$12.36

Total Return (%) (b)	1.28	0.57	2.81	(0.74)	3.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.49	0.49	0.49	0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	1.77	1.44	1.35	1.05	1.03
Portfolio turnover rate (%)	199 (d)	215 (d)	194 (d)	317 (d)	340 (d)
Net assets, end of period (in millions)	$1,735.3	$1,830.7	$2,263.8	$2,094.9	$2,017.9

	Class B
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.84	$12.04	$11.95	$12.29	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.14	0.13	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	(0.09)	0.16	(0.21)	0.27

Total from investment operations	0.13	0.05	0.29	(0.11)	0.37

Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.20)	(0.23)	(0.23)

Total distributions	(0.29)	(0.25)	(0.20)	(0.23)	(0.23)

Net Asset Value, End of Period	$11.68	$11.84	$12.04	$11.95	$12.29

Total Return (%) (b)	1.02	0.31	2.55	(0.91)	3.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.74	0.74	0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.52	1.20	1.10	0.80	0.78
Portfolio turnover rate (%)	199 (d)	215 (d)	194 (d)	317 (d)	340 (d)
Net assets, end of period (in millions)	$432.1	$463.5	$493.2	$524.9	$565.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.85	$12.06	$11.97	$12.31	$12.16

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.16	0.14	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.04)	(0.11)	0.16	(0.21)	0.28

Total from investment operations	0.15	0.05	0.30	(0.10)	0.39

Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.21)	(0.24)	(0.24)

Total distributions	(0.30)	(0.26)	(0.21)	(0.24)	(0.24)

Net Asset Value, End of Period	$11.70	$11.85	$12.06	$11.97	$12.31

Total Return (%) (b)	1.20	0.40	2.56	(0.75)	3.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.64	0.64	0.64	0.65
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	1.62	1.30	1.20	0.90	0.88
Portfolio turnover rate (%)	199 (d)	215 (d)	194 (d)	317 (d)	340 (d)
Net assets, end of period (in millions)	$25.2	$28.1	$33.0	$37.9	$43.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 86%, 87%, 68%, 137% and 164% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife, Inc. cannot currently provide a specific potential completion date for a separation transaction or any assurance that a separation will in fact occur. MetLife Advisers’ continued service as investment adviser to the Trusts following a separation transaction is the subject of a proxy statement that was filed with the SEC on December 20, 2016 and mailed to shareholders of the Portfolio on or about December 30, 2016.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, TIPS adjustments and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2016, the Portfolio had direct investments in repurchase agreements with a gross value of $8,325,887. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $ 15,379,537. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

Effective September 8, 2016, the Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Prior to September 8, 2016, the Trust had entered into a Securities Lending Authorization Agreement with the custodian (the “prior lending agent”). Under each agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits and money market funds. Cash collateral that was received by the prior lending agent had been generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that was a registered money market fund managed by an affiliate of the custodian. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2016 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(2,137,652)	$—	$—	$—	$(2,137,652)
U.S. Treasury & Government Agencies	(13,241,885)	—	—	—	(13,241,885)
Total	$(15,379,537)	$—	$—	$—	$(15,379,537)
Total Borrowings	$(15,379,537)	$—	$—	$—	$(15,379,537)
Gross amount of recognized liabilities for securities lending transactions					$(15,379,537)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$101,563	Unrealized depreciation on futures contracts (a)	$11,376

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(4,460,378)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(336,001)

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

For the year ended December 31, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$17,475,000
Futures contracts short	(192,762,500)

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,742,699,913	$98,953,117	$4,776,423,012	$165,437,382

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2016 were as follows:

Purchases	Sales
$2,922,251,307	$2,819,418,359

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2016	% per annum	Average Daily Net Assets
$10,661,011	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the year ended December 31, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2016 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2016—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2016 and 2015 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$57,870,631	$55,821,477	$—	$—	$57,870,631	$55,821,477

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$56,925,902	$—	$(25,455,610)	$(85,940,884)	$(54,470,592)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $525,218 and post-enactment long-term accumulated capital losses in the amount of $85,415,666, and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

MSF-23

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio (one of the portfolios constituting the Metropolitan Series Fund) (the “Portfolio”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

MSF-24

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (56)	Trustee	Indefinite; From May 2016 (MIST and MSF) to present	Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	75	None

Independent Trustees
Dawn M. Vroegop (50)	Trustee and Chairman of the Board	Indefinite; From December 2000 (MIST)/ May 2009 (MSF) to present as Trustee; From May 2016 (MIST and MSF) until present as Chairman	Private Investor.	75	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (57)	Trustee	Indefinite; From December 2000 (MIST)/ April 2012 (MSF) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	75	None

MSF-25

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in MetLife Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (60)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	75	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (64)	Trustee	Indefinite; From March 2008 (MIST)/ April 2012 (MSF) to present	Private Investor.	75	Trustee, HSBC Funds.**

Nancy Hawthorne (65)	Trustee	Indefinite; From May 2003 (MSF)/ April 2012 (MIST) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until June 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	75	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Lead Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (60)	Trustee	Indefinite; From January 2014 (MIST and MSF) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	75	None

Linda B. Strumpf (69)	Trustee	Indefinite; From May 2000 (MSF)/ April 2012 (MIST) to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	75	None

Executive Officers

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Kristi Slavin (43)	President and Chief Executive Officer, of MIST and MSF	From May 2016 (MIST and MSF) to present	President, MetLife Advisers, LLC (May 2016-present); Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, MIST and MSF (2015-2016).

MSF-26

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Peter H. Duffy (61)	Chief Financial Officer and Treasurer, of MIST and MSF	From November 2000 (MSF)/ May 2012 (MIST) to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (62)	Secretary, of MIST and MSF	From May 2011 (MIST and MSF) to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (53)	Chief Compliance Officer (“CCO”), of MIST and MSF	From February 2014 (MIST and MSF) to present	Vice President, MetLife, Inc. (2013- present); Senior Vice President and CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland (64)	Vice President, of MIST and MSF	From February 2005 (MSF)/ May 2012 (MIST) to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife, Inc.

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with MetLife, Inc., the current parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 MIST Portfolios and 30 MSF Portfolios.

MSF-27

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 15-16, 2016 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Board also recognized the pending separation of the Adviser from its parent company, MetLife, Inc., as a consideration in their deliberations with respect to the Agreements.

The Board met in person with personnel of the Adviser on September 27, 2016 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis prepared by the Adviser. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contract holders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-28

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contract holders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-29

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

* * *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2016. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Intermediate Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2016. The Board also noted that the Portfolio underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of certain comparable funds at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-30

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of New Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trusts, on behalf of a Portfolio, and the Adviser, to be effective upon the termination of the Current Advisory Agreements in connection with the Separation, and recommended that the shareholders of the Trusts approve the New Advisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Separation, including with respect to the degree to which the Separation would affect the provision of investment advisory services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Advisory Agreements and in considering the Separation, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Advisory Agreements as well as the services to be provided under the New Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Advisory Agreements, which culminated at the November Meeting. In approving the New Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Portfolio. Appendix A and Appendix B contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Advisory Agreements.

A substantial portion of the Board’s review of the New Advisory Agreements focused on the Separation, including the potential effect of the implementation of the Separation on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser. After being informed by the Adviser in January 2016 of the possibility of the Separation, the Board and its Committees discussed the Separation and its possible effects on the Trusts with personnel of the Adviser and the anticipated senior management at Brighthouse during the course of the Board’s or Committee’s regularly scheduled, in-person, quarterly meetings.

Between August and November 2016, the Board and the Independent Trustees engaged in an extensive review and analysis of the Separation and how the Separation related to the Adviser and the Trusts and how it could affect the services provided to the Trusts. This analysis focused on, among other matters, the assurances from Brighthouse’s anticipated leadership as to its expectations for the continuity and stability of the Adviser’s personnel throughout implementation of the Separation and for the foreseeable future thereafter. The Board considered that the Separation is being implemented as a result of MetLife’s determination to divest itself of a substantial portion of its U.S. retail business (of which the Adviser forms a portion). The Board also considered that it has been satisfied as a general matter with the nature and quality of the services that the Adviser provides to the Portfolios, including investment advisory, administrative, legal, compliance, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability in the services that are currently being provided. The Board carefully considered the anticipated future plans of Brighthouse related to capitalization and operational matters for Brighthouse and the Adviser, as well as the importance of the Adviser to the businesses of Brighthouse after the Separation.

Among other steps in its review process, which accelerated on October 5, 2016 when Brighthouse filed its Form 10 with the SEC, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon Stevens & Young LLP (“Stradley Ronon”), legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. Following the August 16-17, 2016 Board and Committee quarterly meetings, the Independent Trustees established an ad hoc group of Independent Trustees (the “Working Group”) to help oversee, coordinate, and conduct due diligence activities with respect to the Separation. The Working Group regularly reported on the due diligence activities to the other Independent Trustees.

3. Since January 2016, the Board posed ongoing inquiries to, and received regular updates from, the Adviser and anticipated senior management at Brighthouse at either in-person meetings dedicated to the status of the Separation or during the course of the Board or Committee’s regular quarterly meetings. The Board considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events, while recognizing the unique circumstances of the Separation.

MSF-31

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

4. The Board received and reviewed the Form 10 of Brighthouse that contained extensive information relating to, among other matters, Brighthouse’s anticipated business plans and financial structure. The Board also received and reviewed reports from rating agencies with respect to Brighthouse.

5. Stradley Ronon retained Barrington Partners (“Barrington”), an independent consulting firm with a specific focus on the asset management industry and experience relating to business operations such as those to be conducted by Brighthouse, including its proposed subsidiary, the Adviser, in order to help Stradley Ronon evaluate the Separation based on the Form 10 and other materials and related information provided by the Adviser and its affiliates. Barrington conducted a series of in-person and telephonic meetings with anticipated senior management at Brighthouse (i.e., the aforementioned anticipated officers of Brighthouse and others) and with personnel of the Adviser who provide services to the Trusts. Stradley Ronon, with the assistance of Barrington, evaluated the information and advised the Independent Trustees with respect to, among other matters, details of Brighthouse’s anticipated business plan to understand the implications of the Separation to the Adviser and its personnel. The Independent Trustees and the Working Group attended certain in-person and telephonic conference call meetings at which Barrington rendered advice to Stradley Ronon regarding these matters and responded to questions.

6. The Independent Trustees requested and participated in in-person meetings with anticipated senior management personnel at Brighthouse, including its President and Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, and Chief Investment Officer. The Independent Trustees also met with personnel of the Adviser.

7. The Independent Trustees, with the assistance of Stradley Ronon, prepared written inquiries to the Adviser and its affiliates regarding the Separation, and received written assurances from the Adviser and its affiliates that they have no plans to make any material changes affecting the personnel of the Adviser (including those personnel who provide investment, administrative, legal and compliance services) and the Adviser and its affiliates will not initiate such changes without prior notice to and discussion with the Board.

8. The Board considered representations by the Adviser and its affiliates that approval of the New Advisory Agreements would be necessary for the Portfolios to continue receiving investment advisory services from the Adviser following the change in control.

9. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Advisory Agreements, including the fees payable thereunder, are substantially identical to the terms of the corresponding Current Advisory Agreements.

10. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Advisory Agreements and as are provided thereby under the Current Advisory Agreements; and (2) the Separation is not expected to result in any changes to (i) the management of the Portfolios, or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

11. The Board considered the ability of the Adviser and its affiliates to retain the employment of key personnel, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation.

12. The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Advisory Agreements.

13. The Board considered Brighthouse’s preliminary “branding” plans regarding the future name of its operations.

14. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Advisory Agreements (including advice relating to the process and timing of seeking shareholder approval of the New Advisory Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation) and regarding the Board’s role and responsibilities with respect to the Separation.

15. The Board considered MetLife’s stated intention of divesting its ownership interest in the Adviser through the Separation, including the potential advantages and disadvantages of this divestiture to shareholders of the Portfolios. The Board considered the likelihood that the Adviser would retain its key personnel after the Separation. The Board considered that the garnering of new assets into the Trusts is based on sales of variable annuity and variable life insurance products, which sales have declined in prior years as a result of, among other things, the capital requirements of MetLife. The Board considered the representations of the anticipated senior management of Brighthouse that the Separation provides the Trusts with an opportunity for the garnering of new assets as Brighthouse will likely sell such products going forward. The Board considered also that the divestiture would result in a change in the manner in

MSF-32

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of New Advisory Agreements—(Continued)

which the Trusts access certain services and resources of MetLife (after the Separation those services will be provided through a transition services agreement), the loss of affiliation with the MetLife name brand, and the possible going forward need of the Trusts to hire a transfer agent, as such transfer agency services are currently provided to the Trusts for no fee.

16. The Board considered that, if shareholders approve the New Advisory Agreements, the Board and the Adviser will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Advisory Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Advisory Agreements.

In the event that approval of the New Advisory Agreements by shareholders of the Portfolios has not been obtained before the termination of the Current Advisory Agreements as a result of the change in control of the Adviser, the Board also approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) on behalf of each Portfolio that will go into effect upon the termination of the Current Advisory Agreements. The Board’s determination to approve each Interim Advisory Agreement was based on the same information and considerations as the Board’s approval of the New Advisory Agreements so as to ensure continuity of advisory services from the Adviser to the Portfolios following the termination of the Current Advisory Agreements.

MSF-33

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreements

The separation (the “Separation”) of MetLife Advisers, LLC (the “Adviser”), the investment adviser to each of the series (each a “Portfolio,” and collectively, the “Portfolios”) of Met Investors Series Trust and Metropolitan Series Fund (collectively, the “Trusts”), from its parent company, MetLife, Inc. (“MetLife”), to a separate retail business, Brighthouse Financial, Inc. (“Brighthouse”), is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Portfolio’s current advisory agreement and, as a result, the automatic termination of the sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). At the November 15-16, 2016 meeting (“November Meeting”) of the Board of Trustees of the Trusts (the “Board”), the Board, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of any Portfolio (the “Independent Trustees”), approved new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Sub-Advisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by the Sub-Advisers under the Current Sub-Advisory Agreements as well as the services to be provided under the New Sub-Advisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Sub-Advisory Agreements, which culminated at the November Meeting. In approving the New Sub-Advisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Sub-Advisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Sub-Advisers to the Portfolios, as applicable. Appendix A contains a further description of the process followed, information reviewed and the material factors considered by the Board in approving the continuation of the Current Sub-Advisory Agreements.

In addition, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees of the Board solicited and received ongoing advice regarding the legal duties of the Independent Trustees from Stradley Ronon, legal counsel for the Independent Trustees, which law firm has extensive experience regarding such matters.

2. The Board considered representations by the Adviser and its affiliates that approval of the New Sub-Advisory Agreements would be necessary for the Portfolios to continue receiving sub-advisory services from the Sub-Advisers following the change in control of the Adviser.

3. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the New Sub-Advisory Agreements, including the fees payable thereunder, are the same as the terms of the corresponding Current Sub-Advisory Agreements.

4. The Board considered the advice provided by Ropes & Gray, LLP, legal counsel to the Trusts and the Adviser, with respect to the New Sub-Advisory Agreements and regarding the Board’s role and responsibilities with respect to the Separation.

5. The Board considered that the Adviser and the Sub-Advisers will conduct their annual contract review process in November 2017. Thus, the Board emphasized that it would be able to, and intends to, monitor on an ongoing basis the ability of the Sub-Advisers to comply with its undertakings to the Board and the Adviser and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the New Sub-Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the New Sub-Advisory Agreements without penalty upon no more than 60 days’ notice.

Based on the foregoing and other relevant considerations, at the November Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements, including fee rates, were fair and reasonable.

MSF-34

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2015 and December 31, 2016 were $1,292,323 and $1,364,001, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2015 and December 31, 2016, Deloitte billed $11,538 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2016.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2015 and December 31, 2016 were $185,920 and $191,095, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2015 and for the fiscal year end December 31, 2016.

During the fiscal years ended December 31, 2015 and December 31, 2016, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2015 and December 31, 2016 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2015 and December 31, 2016, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2015 and 2016 were $0 and $175,414, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Kristi Slavin
Kristi Slavin President and Chief Executive Officer

Date: March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date: March 3, 2017

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: March 3, 2017